            As filed with the Securities and Exchange Commission on

                                 March 26, 1998

                       1933 Act Registration No. 2-80543
                       1940 Act Registration No. 811-3605

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                              ____________________

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                   UNDER THE
                            SECURITIES ACT OF 1933         (   )

                        Post-Effective Amendment No. 38    ( X )

                                     and/or
                             REGISTRATION STATEMENT
                                   UNDER THE
                        INVESTMENT COMPANY ACT OF 1940     (   )

                               Amendment No. 39            ( X )
                        (Check appropriate box or boxes)
                              ____________________

                              THE BENCHMARK FUNDS
               (Exact name of registrant as specified in charter)

                                4900 Sears Tower
                            Chicago, Illinois 60606
                    (Address of principal executive offices)
              (Registrant's Telephone Number, including Area Code)
                                  800-621-2550
                              ____________________

Michael J. Richman, Secretary     with a copy to:
Goldman Sachs Asset Management    W. Bruce McConnel, III

85 Broad Street                   Drinker Biddle & Reath LLP
New York, NY  10004               Suite 1100
                                  1345 Chestnut Street
                                  Philadelphia, PA
                                  19107-3496

(name and address of agent for service)



It is proposed that this filing will become effective
(check appropriate box)
( )  immediately upon filing pursuant to paragraph (b)
(X)  on (April 1) pursuant to paragraph (b)
( )  60 days after filing pursuant to paragraph (a)(1)
( )  On (date) pursuant to paragraph (a)(1)
( )  75 days after filing pursuant to paragraph (a)(2) of Rule 485
( )  On (date) pursuant to paragraph (a)(2) of Rule 485
=================================================================

Title of Securities Being Registered: Shares of beneficial interest.


This Post-Effective Amendment No. 38 has been filed by The Benchmark Funds, a Delaware business trust (the "Delaware Trust"), for the purpose of adopting under the Securities Act of 1933 and the Investment Company Act of 1940 the Registration Statement on Form N-1A of The Benchmark Funds, a Massachusetts business trust (the "Massachusetts Trust"), pursuant to the provisions of Rule 414 under the Securities Act of 1933. In accordance with the provisions of paragraph (d) of Rule 414, this Registration Statement also revises and sets forth additional information arising in connection with Registrant's change of domicile. Upon the effectiveness of the Post-Effective Amendment, the Delaware Trust hereby affirmatively adopts the Registration Statement (File Nos. 2-80543 and 811-3605) of the Massachusetts Trust.

                              THE BENCHMARK FUNDS
                      Fixed Income and Equity Portfolios
                                ---------------

                             CROSS REFERENCE SHEET
                           (as required by Rule 485)

Part A                          Caption
------                          -------
1.   Cover Page                 Cover Page

2.   Synopsis                   Summary of Expenses

3.   Condensed Financial        Financial Highlights
     Information

4.   General Description        Summary of Expenses; Investment
     of Registrant              Information; Organization

5.   Management of the Fund     Trust Information

6.   Capital Stock and          Trust Information; Investing;
     Other Securities           Net Asset Value; Organization

7.   Purchase of Securities     Trust Information;
     Being Offered              Investing; Net Asset Value

8.   Redemption or Repurchase   Investing

9.   Pending Legal Proceedings  Not Applicable

Part B                          Caption
------                          -------
10.  Cover Page                 Cover Page

11.  Table of Contents          Index

12.  General Information        Description of Shares; Other Information
     and History

13.  Investment Objectives      Investment Objectives and Policies;
                                Investment Restrictions

14.  Management of the Fund     Additional Trust Information--Investment
                                Adviser, Transfer Agent and Custodian;
                                --Administrator and Distributor

15. Control Persons and         Additional Trust Information--
    Principal Holders           Description of Shares

16.  Investment Advisory        Additional Trust Information--
     and Other Services         Investment Advisers, Transfer Agent
                                and Custodian; Portfolio Transactions

17.  Brokerage Allocation       Portfolio Transactions

18.  Capital Stock and          Description of Shares
     Other Securities

19.  Purchase, Redemption and   Description of Shares;
     Pricing of Securities      Additional Trust Information--
     Being Offered              In-Kind Purchases

20.  Tax Status                 Taxes

21.  Underwriters               Additional Trust Information--
                                Administrator and Distributor

22.  Calculation of             Performance Information
     Performance Data

23.  Financial Statements       Financial Statements

Part C
------
Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                              THE BENCHMARK FUNDS
                            Money Market Portfolios
                                    Shares

                             CROSS REFERENCE SHEET
                           (as required by Rule 485)
Part A                          Caption
------                          -------
1.   Cover Page                 Cover Page
2.   Synopsis                   Summary of Expenses
3.   Condensed Financial        Financial Highlights
     Information
4.   General Description        Summary of Expenses; Investment
     of Registrant              Information; Organization
5.   Management of the Fund     Trust Information
6.   Capital Stock and          Trust Information; Investing;
     Other Securities           Net Asset Value; Organization
7.   Purchase of Securities     Trust Information; Investing;
     Being Offered              Net Asset Value
8.   Redemption or Repurchase   Investing
9.   Pending Legal Proceedings  Not Applicable


Part B                          Caption
------                          -------
10.  Cover Page                 Cover Page
11.  Table of Contents          Index
12.  General Information        Description of Service Shares and
     and History                Premier Shares; Other Information
13.  Investment Objectives      Investment Objectives and Policies;
                                Investment Restrictions
14.  Management of the Fund     Additional Trust Information--Investment
                                Adviser, Transfer Agent and Custodian;--
                                Administrator and Distributor
15.  Control Persons and        Additional Trust Information--
     Principal Holders          Description of Shares

16.  Investment Advisory        Additional Trust Information--
     and Other Services         Investment Adviser, Transfer Agent and
                                Custodian; Portfolio Transactions
17.  Brokerage Allocation       Portfolio Transactions
18.  Capital Stock and          Description of Shares
     Other Securities
19.  Purchase, Redemption and   Description of Shares;
     Pricing of Securities      Additional Trust Information--
     Being Offered              In-Kind Purchases
20.  Tax Status                 Taxes
21.  Underwriters               Additional Trust Information--
                                Administrator and Distributor
22.  Calculation of             Performance Information
     Performance Data
23.  Financial Statements       Financial Statements

Part C
------
Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                              THE BENCHMARK FUNDS
                            Money Market Portfolios
                                Service Shares
                                Premier Shares
                                ---------------

                             CROSS REFERENCE SHEET
                           (as required by Rule 485)


Part A                          Caption
------                          -------
1.   Cover Page                 Cover Page

2.   Synopsis                   Summary of Expenses

3.   Condensed Financial        Not Applicable
     Information

4.   General Description        Summary of Expenses; Investment
     of Registrant              Information; Organization

5.   Management of the Fund     Trust Information

6.   Capital Stock and          Trust Information; Investing;
     Other Securities           Net Asset Value; Organization

7.   Purchase of Securities     Trust Information;
     Being Offered              Investing; Net Asset Value

8.   Redemption or Repurchase   Investing

9.   Pending Legal Proceedings  Not Applicable

Part B                          Caption
------                          -------
10.  Cover Page                 Cover Page

11.  Table of Contents          Index

12.  General Information        Description of Service Shares and Premier
     and History                Shares; Other Information

13.  Investment Objectives      Investment Objectives and Policies;
                                Investment Restrictions

14.  Management of the Fund     Additional Trust Information--Investment
                                Adviser, Transfer Agent and Custodian;
                                --Administrator and Distributor

15. Control Persons and         Additional Trust Information--
    Principal Holders           Description of Service Shares and Premier
                                Shares


16.  Investment Advisory               Additional Trust Information--
     and Other Services                Investment Adviser, Transfer Agent and
                                       Custodian; Portfolio Transactions;
                                       Service Plan

17.  Brokerage Allocation              Portfolio Transactions

18.  Capital Stock and                 Description of Service Shares and
     Other Securities                  Premier Shares

19.  Purchase, Redemption and          Description of Service Shares and
     Pricing of Securities             Premier Shares; Additional
     Being Offered                     Trust Information--In-Kind Purchases

20.  Tax Status                        Taxes

21.  Underwriters                      Additional Trust Information--
                                       Administrator and Distributor

22.  Calculation of                    Performance Information
     Performance Data

23.  Financial Statements              Financial Statements



Part C
------
Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

The
Benchmark
Funds


Money
Market
Portfolios



Shares


PROSPECTUS
APRIL 1, 1998



THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and Custodian:
The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor:
Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606

                              THE BENCHMARK FUNDS
                    (Advised by The Northern Trust Company)

THE NORTHERN TRUST COMPANY            INVESTMENT ADVISER, TRANSFER
50 S. LaSalle Street                  AGENT AND CUSTODIAN
Chicago, Illinois 60675
312-630-6000                  --------------------

This Prospectus describes a class of shares ("shares") of four short-term money market portfolios (the "Portfolios") offered by The Benchmark Funds (the "Trust") to institutional investors. Each Portfolio, other than the Tax-Exempt Portfolio, seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Tax-Exempt Portfolio seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular Federal income tax.

  The GOVERNMENT SELECT PORTFOLIO invests in selected short-term obligations of the U.S. Government, its agencies and instrumentalities the interest on which is generally exempt from state income taxation.

  The GOVERNMENT PORTFOLIO invests in short-term obligations of the U.S. Government, its agencies and instrumentalities and related repurchase agreements.

  The DIVERSIFIED ASSETS PORTFOLIO invests in money market instruments of both U.S. and foreign issuers, including certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements.

  The TAX-EXEMPT PORTFOLIO invests primarily in short-term municipal instruments the interest on which is exempt from regular Federal income tax.

Each Portfolio is advised by The Northern Trust Company ("Northern"). Shares are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern and other institutions may charge their customers for services provided in connection with their investments.

This Prospectus provides information about the Portfolios that you should know before investing. It should be read and retained for future reference. If you would like more detailed information, a Statement of Additional Information (the "Additional Statement") dated April 1, 1998 is available upon request without charge by writing to the Trust's distributor, Goldman, Sachs & Co. ("Goldman Sachs"), 4900 Sears Tower, Chicago, Illinois 60606 or by calling 1-800-621-2550.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is April 1, 1998.

                                     INDEX

                                    PAGE
                                    ----
HIGHLIGHTS                            3
----------
 Description of Trust                 3
 Summary of Expenses                  3
FINANCIAL HIGHLIGHTS                  5
--------------------
INVESTMENT INFORMATION               10
----------------------
 Government Select Portfolio         10
 Government Portfolio                11
 Diversified Assets Portfolio        11
 Tax-Exempt Portfolio                11
 Description of Securities and Com-
  mon Investment Techniques          12
 Investment Restrictions             18
TRUST INFORMATION                    18
-----------------
 Board of Trustees                   18

                                                              PAGE
                                                              ----
                          Investment Adviser, Transfer Agent
                           and Custodian                       19
                          Year 2000                            19
                          Administrator and Distributor        20
                          Expenses                             20
                         INVESTING                             21
                         ---------
                          Purchase of Shares                   21
                          Redemption of Shares                 23
                          Distributions                        26
                          Taxes                                26
                         NET ASSET VALUE                       28
                         ---------------
                         PERFORMANCE INFORMATION               28
                         -----------------------
                         ORGANIZATION                          29
                         ------------
                         MISCELLANEOUS                         30
                         -------------

                                   HIGHLIGHTS

DESCRIPTION OF TRUST

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Portfolio consists of a separate pool of assets with separate investment policies, as described below under "Investment Information." All of the Portfolios are classified as diversified companies. Northern serves as investment adviser, transfer agent and custodian. Goldman Sachs serves as distributor and administrator.

Shares of the Portfolios are offered exclusively to institutional investors. See "Investing--Purchase of Shares" and "Investing--Redemption of Shares" for information on how to place purchase and redemption orders.

Each Portfolio seeks to maintain a net asset value of $1.00 per share. The assets of each Portfolio will be invested in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the Securities and Exchange Commission (the "SEC"), and each Portfolio's dollar-weighted average portfolio maturity will not exceed 90 days. All securities acquired by the Portfolios will be determined by Northern, under guidelines established by the Trust's Board of Trustees, to present minimal credit risks, and will be "Eligible Securities" as defined by the SEC. There can be no assurance that the Portfolios will be able to achieve a stable net asset value on a continuous basis, or that they will achieve their investment objectives.

Investors should note that one or more of the Portfolios may purchase variable and floating rate instruments, enter into repurchase agreements, reverse repurchase agreements and securities loans, acquire U.S. dollar-denominated instruments of foreign issuers and make limited investments in illiquid securities and securities issued by other investment companies. These investment practices involve investment risks of varying degrees. None of the Portfolios will invest in instruments denominated in a foreign currency.

SUMMARY OF EXPENSES

The following table sets forth certain information regarding the annualized operating expenses of the shares of the Portfolios incurred during the Trust's last fiscal year. Hypothetical examples based on the table are also shown.

                                    GOVERNMENT            DIVERSIFIED   TAX-
                                      SELECT   GOVERNMENT   ASSETS     EXEMPT
                                    PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO
                                    ---------- ---------- ----------- ---------
Shareholder Transaction Expenses
  Maximum Sales Charge Imposed on
   Purchases.......................    None       None       None       None
  Sales Charge Imposed on Rein-
   vested Distributions............    None       None       None       None
  Deferred Sales Load Imposed on
   Redemptions.....................    None       None       None       None
  Redemption Fees..................    None       None       None       None
  Exchange Fees....................    None       None       None       None

                                   GOVERNMENT            DIVERSIFIED   TAX-
                                     SELECT   GOVERNMENT   ASSETS     EXEMPT
                                   PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO
                                   ---------- ---------- ----------- ---------
Annual Operating Expenses After
 Expense Reimbursements and Fee
 Reductions (as a percentage of
 average daily net assets)
  Management Fees After Fee Reduc-
   tions..........................    .10%       .25%       .25%       .25%
  12b-1 Fees......................    None       None       None       None
  Other Expenses After Expense Re-
   imbursements and Fee Reduc-
   tions..........................    .10%       .10%       .10%       .10%
                                      ----       ----       ----       ----
Total Operating Expenses..........    .20%       .35%       .35%       .35%
                                      ====       ====       ====       ====

EXAMPLE OF EXPENSES. Based on the foregoing table, you would pay the following expenses on a hypothetical $1,000 investment in shares, assuming a 5% annual return and redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Government Select Portfolio.....................   $2     $ 6     $11     $26
Government Portfolio............................   $4     $11     $20     $44
Diversified Assets Portfolio....................   $4     $11     $20     $44
Tax-Exempt Portfolio............................   $4     $11     $20     $44

The costs and expenses included in the table and hypothetical example above are based on actual amounts incurred for the fiscal year ended November 30, 1997. During the Trust's last fiscal year, Northern voluntarily reduced its advisory fee for the Government Select Portfolio (payable at the annual rate of .25% of the Portfolio's average daily net assets) to .10% per annum. For the fiscal period December 1, 1996 through April 30, 1997, Goldman Sachs charged an administration fee with respect to each Portfolio during such period at the annual rate of .25% of the first $100 million, .15% of the next $200 million,
 .075% of the next $450 million and .05% of any excess over $750 million of the Portfolio's average daily net assets. For the period May 1, 1997 through November 30, 1997, Goldman Sachs was entitled to an administration fee equal to
 .10% of the average daily net assets of each Portfolio. In addition, during the fiscal year, Goldman Sachs reimbursed each Portfolio's expenses (including the fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and certain extraordinary expenses) which exceeded on an annualized basis .10% of the Portfolio's average daily net assets for such fiscal year. The expense information in the table has, accordingly, been presented to reflect these fee reductions and reimbursements. Without the undertakings of Northern and Goldman Sachs, for the fiscal year ended November 30, 1997, "Other Expenses" of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios would have been .14%, .12%, .11% and .14%, respectively; and "Total Operating Expenses" of the Government
Select, Government, Diversified Assets and Tax-Exempt Portfolios would have been .39%, .37%, .36% and .39%, respectively. On April 1, 1998 upon the offering of the Portfolios' Service Shares and Premier Shares, Goldman Sachs will reimburse each Portfolio's expenses (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and transfer agent, payments under the service plan for the Portfolios' Service Shares and Premier Shares and certain extraordinary expenses) which exceed on an annualized basis .10% of the Portfolio's average daily net assets. For a more complete description of the Portfolios' expenses, see "Financial Highlights" and "Trust Information" in this Prospectus and the financial statements and related notes incorporated by reference into the Additional Statement.

                             ---------------------

THE PURPOSE OF THE FOREGOING TABLE IS TO ASSIST YOU IN UNDERSTANDING THE VARIOUS SHAREHOLDER TRANSACTION AND OPERATING EXPENSES OF EACH PORTFOLIO THAT SHAREHOLDERS BEAR DIRECTLY OR INDIRECTLY. IT DOES NOT, HOWEVER, REFLECT ANY CHARGES WHICH MAY BE IMPOSED BY NORTHERN, ITS AFFILIATES AND CORRESPONDENT BANKS AND OTHER INSTITUTIONS ON THEIR CUSTOMERS AS DESCRIBED UNDER "INVESTING-- PURCHASE OF SHARES." THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                           FINANCIAL HIGHLIGHTS

The following information has been audited by Ernst & Young LLP, independent auditors, as indicated in their report incorporated by reference into the Additional Statement from the annual report to shareholders for the fiscal year ended November 30, 1997 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains additional performance information and is available upon request and without charge by calling the telephone number or writing to the address on the first page of this Prospectus.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

GOVERNMENT SELECT PORTFOLIO

                            1997       1996      1995         1994      1993      1992      1991    1990(a)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR             $1.00     $1.00     $1.00        $1.00     $1.00     $1.00     $1.00    $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income         0.05      0.05      0.06         0.04      0.03      0.04      0.06     0.01
------------------------------------------------------------------------------------------------------------
Total income from
investment operations          0.05      0.05      0.06         0.04      0.03      0.04      0.06     0.01
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
 Net investment income        (0.05)    (0.05)    (0.06)       (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
------------------------------------------------------------------------------------------------------------
Total distributions to
shareholders                  (0.05)    (0.05)    (0.06)       (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                          $1.00     $1.00     $1.00        $1.00     $1.00     $1.00     $1.00    $1.00
------------------------------------------------------------------------------------------------------------
Total return (b)               5.41%     5.31%     5.82%(c)     3.84%     3.00%     3.71%     5.82%    0.50%
Ratio to average net
assets of (d):
 Expenses, net of
 waivers and
 reimbursements                0.20%     0.20%     0.20%        0.20%     0.20%     0.20%     0.20%    0.20%
 Expenses, before
 waivers and
 reimbursements                0.39%     0.40%     0.41%        0.43%     0.49%     0.52%     0.60%    1.33%
 Net investment income,
 net of waivers and
 reimbursements                5.30%     5.19%     5.67%        3.83%     2.99%     3.70%     5.78%    7.65%
 Net investment income,
 before waivers and
 reimbursements                5.11%     4.99%     5.46%        3.60%     2.70%     3.38%     5.38%    6.52%
Net assets at end of
year (in thousands)      $1,239,393  $836,349  $685,142     $493,718  $386,507  $264,756  $160,750  $44,215
------------------------------------------------------------------------------------------------------------

(a) For the period November 7, 1990 (commencement of operations) through November 30, 1990.

(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(c) Total return for the year ended November 30, 1995 would have been 5.80% absent the effect of a capital contribution equivalent to $.0002 per share received from Northern Trust Corporation.

(d)  Annualized for periods less than one year.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

GOVERNMENT PORTFOLIO

                         1997        1996       1995         1994       1993        1992       1991      1990      1989
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $1.00       $1.00     $1.00        $1.00       $1.00       $1.00     $1.00     $1.00     $1.00
INCOME FROM
INVESTMENT
OPERATIONS:
 Net investment
 income                     0.05        0.05      0.06         0.04        0.03        0.04      0.06      0.08      0.09
--------------------------------------------------------------------------------------------------------------------------
Total income from
investment
operations                  0.05        0.05      0.06         0.04        0.03        0.04      0.06      0.08      0.09
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
 Net investment
 income                    (0.05)      (0.05)    (0.06)       (0.04)      (0.03)      (0.04)    (0.06)    (0.08)    (0.09)
--------------------------------------------------------------------------------------------------------------------------
Total distributions
to shareholders            (0.05)      (0.05)    (0.06)       (0.04)      (0.03)      (0.04)    (0.06)    (0.08)    (0.09)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
OF YEAR                    $1.00       $1.00     $1.00        $1.00       $1.00       $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------
Total return (a)            5.31%       5.20%     5.64%(b)     3.78%       2.91%       3.91%     6.18%     7.89%     8.63%
Ratio to average net
assets of:
 Expenses, net of
 waivers and
 reimbursements             0.35%       0.35%     0.35%        0.34%       0.34%       0.34%     0.35%     0.37%     0.50%
 Expenses, before
 waivers and
 reimbursements             0.37%       0.38%     0.40%        0.41%       0.38%       0.40%     0.40%     0.46%     0.50%
 Net investment
 income, net of
 waivers and
 reimbursements             5.18%       5.08%     5.49%        3.60%       2.92%       3.71%     6.03%     7.88%     8.63%
 Net investment
 income, before
 waivers and
 reimbursements             5.16%       5.05%     5.44%        3.53%       2.88%       3.65%     5.98%     7.79%     8.63%
Net assets at end of
year (in thousands)   $1,051,401  $1,268,515  $850,664     $787,816  $1,065,705  $1,163,905  $895,405  $971,720  $423,517
--------------------------------------------------------------------------------------------------------------------------
                        1988
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR        $1.00
INCOME FROM
INVESTMENT
OPERATIONS:
 Net investment
 income                   0.07
--------------------------------------------------------------------------------------------------------------------------
Total income from
investment
operations                0.07
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
 Net investment
 income                  (0.07)
--------------------------------------------------------------------------------------------------------------------------
Total distributions
to shareholders          (0.07)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
OF YEAR                  $1.00
--------------------------------------------------------------------------------------------------------------------------
Total return (a)          6.83%
Ratio to average net
assets of:
 Expenses, net of
 waivers and
 reimbursements           0.54%
 Expenses, before
 waivers and
 reimbursements           0.55%
 Net investment
 income, net of
 waivers and
 reimbursements           6.83%
 Net investment
 income, before
 waivers and
 reimbursements           6.82%
Net assets at end of
year (in thousands)   $335,301
--------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.

(b) Total return for the year ended November 30, 1995 would have been 5.53% absent the effect of a capital contribution equivalent to $.0011 per share received from Northern Trust Corporation.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

DIVERSIFIED ASSETS PORTFOLIO

                      1997        1996        1995           1994        1993        1992        1991        1990        1989
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR       $1.00       $1.00       $1.00          $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
INCOME FROM
INVESTMENT
OPERATIONS:
 Net investment
 income                  0.05        0.05        0.06           0.04        0.03        0.04        0.06        0.08        0.09
---------------------------------------------------------------------------------------------------------------------------------
Total income from
investment
operations               0.05        0.05        0.06           0.04        0.03        0.04        0.06        0.08        0.09
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
FROM:
 Net investment
 income                 (0.05)      (0.05)      (0.06)         (0.04)      (0.03)      (0.04)      (0.06)      (0.08)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Total
distributions to
shareholders            (0.05)      (0.05)      (0.06)         (0.04)      (0.03)      (0.04)      (0.06)      (0.08)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR             $1.00       $1.00       $1.00          $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return (a)         5.42%       5.30%       5.78%(b)       3.92%       3.00%       3.80%       6.19%       8.01%       8.98%
Ratio to average
net assets of:
 Expenses, net of
 waivers and
 reimbursements          0.35%       0.34%       0.34%          0.35%       0.34%       0.34%       0.35%       0.35%       0.37%
 Expenses, before
 waivers and
 reimbursements          0.36%       0.34%       0.34%          0.35%       0.36%       0.35%       0.36%       0.36%       0.37%
 Net investment
 income, net of
 waivers and
 reimbursements          5.30%       5.18%       5.63%          3.74%       3.00%       3.79%       6.18%       8.01%       8.98%
 Net investment
 income, before
 waivers and
 reimbursements          5.29%       5.18%       5.63%          3.74%       2.98%       3.78%       6.17%       8.00%       8.98%
Net assets at end
of year (in
thousands)         $3,941,586  $3,179,529  $2,610,347     $2,891,880  $3,200,288  $2,801,744  $2,784,485  $2,192,756  $1,871,713
---------------------------------------------------------------------------------------------------------------------------------
                      1988
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR       $1.00
INCOME FROM
INVESTMENT
OPERATIONS:
 Net investment
 income                  0.07
---------------------------------------------------------------------------------------------------------------------------------
Total income from
investment
operations               0.07
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
FROM:
 Net investment
 income                 (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Total
distributions to
shareholders            (0.07)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR             $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return (a)         7.15%
Ratio to average
net assets of:
 Expenses, net of
 waivers and
 reimbursements          0.39%
 Expenses, before
 waivers and
 reimbursements          0.39%
 Net investment
 income, net of
 waivers and
 reimbursements          7.15%
 Net investment
 income, before
 waivers and
 reimbursements          7.15%
Net assets at end
of year (in
thousands)         $1,528,203
---------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(b) Total return for the year ended November 30, 1995 would have been 5.73% absent the effect of a capital contribution equivalent to $.0005 per share received from Northern Trust Corporation.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

TAX-EXEMPT PORTFOLIO

                           1997      1996      1995      1994       1993        1992       1991      1990      1989      1988
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR           $1.00     $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.03      0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06      0.05
--------------------------------------------------------------------------------------------------------------------------------
Total income from
investment operations        0.03      0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06      0.05
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
 Net investment income      (0.03)    (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)    (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to
shareholders                (0.03)    (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)    (0.05)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $1.00     $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------------
Total return (a)             3.44%     3.37%     3.71%     2.62%       2.27%       2.97%     4.57%     5.71%     6.04%     4.92%
Ratio to average net
assets of:
 Expenses, net of
 waivers and
 reimbursements              0.35%     0.35%     0.35%     0.35%       0.34%       0.34%     0.35%     0.36%     0.49%     0.48%
 Expenses, before
 waivers and
 reimbursements              0.39%     0.40%     0.41%     0.36%       0.38%       0.39%     0.40%     0.43%     0.49%     0.48%
 Net investment income,
 net of waivers and
 reimbursements              3.38%     3.32%     3.63%     2.40%       2.27%       2.95%     4.57%     5.71%     6.03%     4.92%
 Net investment income,
 before waivers and
 reimbursements              3.34%     3.27%     3.57%     2.39%       2.23%       2.90%     4.52%     5.64%     6.03%     4.92%
Net assets at end of
year (in thousands)      $585,159  $638,507  $803,730  $853,103  $1,191,932  $1,226,480  $872,405  $752,257  $545,215  $529,680
--------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                             INVESTMENT INFORMATION

The investment objective of each Portfolio, other than the Tax-Exempt Portfolio, is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments. The Tax-Exempt Portfolio seeks to provide its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from Federal income tax by investing primarily in municipal instruments. The investment objective of a Portfolio may not be changed without the vote of the majority of the outstanding shares of the particular Portfolio (as defined below under "Organization"). Except as expressly noted below, however, a Portfolio's investment policies may be changed without a vote of shareholders.

All securities acquired by the Portfolios will be determined by Northern, under guidelines established by the Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities include, generally, (i) securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (b) are issued or guaranteed by a person with such ratings, and (ii) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are determined to be of comparable quality. Securities that are in the highest short-term rating category as described above (and unrated securities determined to be of comparable quality) are designated "First Tier Securities." Under normal circumstances, the Government Select, Government and Diversified Assets Portfolios intend to limit purchases of securities to First Tier Securities. The Additional Statement includes a description of applicable NRSRO ratings.

Each Portfolio is managed so that the average maturity of all instruments in the Portfolio (on a dollar-weighted basis) will not exceed 90 days. In no event will the Portfolios purchase any securities which mature more than 13 months from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Portfolios invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

GOVERNMENT SELECT PORTFOLIO

The Government Select Portfolio seeks to achieve its investment objective by investing exclusively in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. In making investments, Northern will seek to acquire, under normal market conditions, only those U.S. Government securities the interest on which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain U.S. Government agencies and instrumentalities, including the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp. The Portfolio intends to limit investments to exempt U.S. Government securities. However, under extraordinary circumstances, such as when appropriate exempt securities are unavailable, the Portfolio may make investments in non-exempt U.S. Government securities and cash equivalents, and may hold uninvested cash. See "Investing--Taxes" below for certain tax considerations.

GOVERNMENT PORTFOLIO

The Government Portfolio seeks to achieve its investment objective by investing exclusively in:

  (A) Marketable securities issued or guaranteed as to principal and interest by the U.S. Government or by any of its agencies or instrumentalities and custodial receipts with respect thereto; and

  (B) Repurchase agreements relating to the above instruments.

DIVERSIFIED ASSETS PORTFOLIO

In pursuing its investment objective, the Diversified Assets Portfolio may invest in a broad range of government, bank and commercial obligations that are available in the money markets. In particular, the Portfolio may invest in:

  (A) U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

  (B) U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

  (C) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Rating Co. ("D&P"), F-2 or higher by Fitch IBCA, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW");

  (D) Rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Portfolio;

  (E) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

  (F) Securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and custodial receipts with respect thereto;

  (G) U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities thereof;

  (H) Repurchase agreements relating to the above instruments; and

  (I) Securities issued or guaranteed by state or local governmental bodies.

TAX-EXEMPT PORTFOLIO

The Tax-Exempt Portfolio invests primarily in high quality short-term instruments, the interest on which is, in the opinion of bond counsel for the issuers, exempt from regular Federal income tax ("Municipal

Instruments"). Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern. In particular, the Portfolio may invest in:

  (A) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch;

  (B) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch;

  (C) Rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Portfolio; and

  (D) Municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Tax-Exempt Portfolio, at least 80% of the Portfolio's annual gross income will be derived from Municipal Instruments except under extraordinary circumstances, such as when Northern believes that market conditions indicate that the Portfolio should adopt a temporary defensive posture by holding uninvested cash or investing in taxable short-term securities ("Taxable Investments"). Taxable Investments will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio.

DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

BANK OBLIGATIONS. Domestic and foreign bank obligations in which the Diversified Assets Portfolio may invest include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. Such obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

FOREIGN OBLIGATIONS. In addition to the obligations of foreign commercial banks and foreign branches of U.S. banks, the Diversified Assets Portfolio may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Diversified Assets Portfolio may also invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase.

Obligations of foreign issuers acquired by the Diversified Assets Portfolio may involve risks that are different than those of obligations of domestic issuers. These risks include unfavorable political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and, generally, there may be less publicly available information regarding such issuers. The Trust could also encounter difficulties in obtaining or enforcing a judgment against a foreign issuer (including a foreign branch of a U.S. bank).

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments, which may have stated maturities in excess of the Portfolios' maturity limitations subject to applicable SEC regulations. In the case of the Diversified Assets Portfolio, such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by Northern to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolios. The absence of an active secondary market with respect to particular variable and floating rate instruments could, however, make it difficult for a Portfolio to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

UNITED STATES GOVERNMENT OBLIGATIONS. Each Portfolio may invest in a variety of U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. These obligations include "stripped" securities issued by the U.S. Treasury and recorded in the Federal Reserve book-entry record-keeping system. The Portfolios may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Portfolios (other than the Government Select Portfolio) may also purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. These participations are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Investments by the Government Portfolio in such custodial receipts will not exceed 35% of the value of that Portfolio's total assets.

REPURCHASE AGREEMENTS. Each Portfolio may, in accordance with its investment objective, policies and guidelines established by the Trust's Board of Trustees, agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding 13 months, settlement for the repurchase agreement will never be more than one year after a Portfolio's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS. The Government Select, Government and Diversified Assets Portfolios may enter into reverse repurchase agreements which involve the sale of money market securities held by a Portfolio, with an agreement to repurchase the securities at an agreed upon price (including interest) and date. A Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements, which may be viewed as borrowings (or leverage) by the Portfolio, when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. During the time a reverse repurchase agreement is outstanding, the Portfolio will segregate liquid assets having a value at least equal to the repurchase price. A Portfolio may enter into reverse repurchase agreements with banks, brokers and dealers, and has the authority to enter into reverse repurchase agreements in amounts not exceeding in the aggregate one-third of the Portfolio's total assets. See "Additional Investment Information--Investment Restrictions" in the Additional Statement.

SECURITIES LENDING. The Portfolios may seek additional income from time to time by lending their portfolio securities on a short-term basis to banks, brokers and dealers under agreements requiring that the loans be secured by collateral in the form of cash, cash equivalents or U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the securities loaned. A Portfolio may not make such loans in excess of 33 1/3% of the value of the Portfolio's total assets (including the loan collateral). Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned, or possibly loss of rights in the collateral should the borrower of the securities become insolvent.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. Conversely, securities sold on a delayed-delivery or forward commitment basis involve the risk that the value of the security to be sold may increase prior to the settlement date. A Portfolio is required to segregate liquid assets until three days prior to the settlement date, having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments, or to otherwise cover its position. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if Northern deems it appropriate to do so.

INVESTMENT COMPANIES. In connection with the management of their daily cash positions, the Portfolios may invest in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation ("money market funds"), and may invest in securities issued by other investment companies consistent with their investment objectives and policies. Investments by a Portfolio in other money market funds and investment companies will be subject to the limitations of the 1940 Act as described in more detail in the Additional Statement. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations. The Trust has been advised by its counsel that exempt-interest dividends received by the Tax-Exempt Portfolio as a shareholder of a regulated investment company paying such dividends will receive the same Federal tax treatment as interest received by the Portfolio on Municipal Instruments held by it.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal Instruments in which the Tax-Exempt Portfolio may invest include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal Instruments may be issued to obtain funds for various public purposes, including capital improvements, the refunding of outstanding obligations, general operating expenses, and lending to other public agencies. Among other instruments, the Portfolio may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Municipal Instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source such as lease payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

The Tax-Exempt Portfolio may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal bonds with a series of maturity dates are called Serial Bonds. The Portfolio may purchase Serial Bonds and other long-term securities provided that they have a remaining maturity meeting the Tax-Exempt Portfolio's maturity requirements. The Portfolio may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other Municipal Instruments because of the possibility that the Portfolio might hold a long-term Put Bond on which a default occurs following its acquisition by the Portfolio.

The Tax-Exempt Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolio may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.

The Tax-Exempt Portfolio may acquire "standby commitments" with respect to the Municipal Instruments it holds. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option specified Municipal Instruments at a specified price. The acquisition of a standby commitment may increase the cost, and thereby reduce the yield, of the Municipal Instruments to which the commitment relates. The Portfolio will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Municipal Instruments purchased by the Tax-Exempt Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in Municipal Instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations. (See "Foreign Obligations" above.)

As stated, the Tax-Exempt Portfolio expects to invest primarily in Municipal Instruments. However, the Portfolio may from time to time hold uninvested cash or invest a portion of its assets in Taxable Investments. The Portfolio does not intend to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry. The Portfolio may, however, invest 25% or more of its total assets in (a) Municipal Instruments the interest upon which is paid solely from revenues of similar projects, and (b) industrial development obligations. In addition, although the Tax-Exempt Portfolio does not expect to do so during normal market conditions, it may invest more than 25% of the value of its total assets in Municipal Instruments whose issuers are in the same state. When a substantial percentage of the Portfolio's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one such instrument would likewise affect the other related instruments.

So long as other suitable Municipal Instruments are available for investment, the Tax-Exempt Portfolio does not intend to invest in "private activity bonds" the interest from which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax.

The Diversified Assets Portfolio may also invest up to 5% of its net assets from time to time in municipal instruments or other securities issued by state and local governmental bodies when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid on such investments will be taxable to shareholders.

ISSUER DIVERSIFICATION. In accordance with current SEC regulations, each Portfolio intends to limit investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities or securities of other investment companies) to not more than 5% of the value of its total assets at the time of purchase, except that (a) 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days; and (b) securities subject to certain unconditional guarantees are subject to different diversification requirements as described in the Additional Statement. In addition, the Portfolios will limit their investments in securities that are not First Tier Securities as prescribed by SEC regulations.

DERIVATIVE INSTRUMENTS. Each Portfolio may also purchase certain "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of underlying assets, interest rates or indices, and include (but are not limited to) various structured debt obligations (including certain variable and floating rate instruments). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility risk that, if interest rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Portfolio will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, information is lacking regarding their actual performance over complete market cycles. Northern will evaluate the risks presented by the derivative instruments purchased by the Portfolios, and will determine, in connection with its day-to-day management of the Portfolios, how they will be used in furtherance of the Portfolios' investment objectives. It is possible, however, that Northern's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Portfolios will, because of the risks discussed above, incur loss as a result of their investments in derivative instruments.

ILLIQUID OR RESTRICTED SECURITIES. A Portfolio will not invest more than 10% of its net assets in securities which are illiquid, including repurchase agreements and time deposits that do not provide for payment to the Trust within seven days after notice and certificates of participation for which there is no readily available secondary market and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").

If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as Northern determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

MISCELLANEOUS. Although the Portfolios will generally not seek profits through short-term trading, each Portfolio may dispose of any portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, Northern believes such disposition is advisable. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not necessarily require the disposition of the security, if the continued holding of the security is determined to be in the best interest of the Portfolio and its shareholders.

In determining the creditworthiness of the issuers of portfolio securities that may be purchased and held by the Portfolios, Northern gathers and reviews historical financial data and, through the use of a proprietary software computer program, analyzes and attempts to assess the fundamental strengths and weaknesses of individual issuers, industries and market sectors. Exposure limits are established by Northern for each security in conformance with the objectives and policies stated in this Prospectus, and are thereafter adjusted periodically in response to changes in relevant credit factors.

Pursuant to an SEC order, each Portfolio may engage in principal transactions effected in the ordinary course of business with Goldman Sachs.

INVESTMENT RESTRICTIONS

The Portfolios are subject to certain investment restrictions which, as described in more detail in the Additional Statement, are fundamental policies that cannot be changed without the approval of a majority of the outstanding shares of a Portfolio. Each Portfolio will limit its investments so that less than 25% of the Portfolio's total assets will be invested in the securities of issuers in any one industry (with certain limited exceptions). Each Portfolio may borrow money from banks for temporary or emergency purposes or to meet redemption requests, provided that the Portfolio maintains asset coverage of at least 300% for all such borrowings.

                               TRUST INFORMATION

BOARD OF TRUSTEES

The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. The Additional Statement contains the name of each Trustee and background information regarding the Trustees.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

Northern, which has offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as investment adviser, transfer agent and custodian for each Portfolio. As transfer agent, Northern performs various shareholder servicing functions, and any shareholder inquiries should be directed to it.

Northern, a member of the Federal Reserve System, is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern was formed in 1889 with capitalization of $1 million. As of December 31, 1997, Northern Trust Corporation and its subsidiaries had approximately $25.3 billion in assets, $16.4 billion in deposits and employed over 7,553 persons.

Northern and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) approximately $1 trillion of assets as of December 31, 1997, including approximately $196.5 billion of assets for which Northern and its affiliates had investment management responsibility.

Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and placing purchase and sale orders for portfolio securities. Northern is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). As compensation for its advisory services and its assumption of related expenses, Northern is entitled to a fee, computed daily and payable monthly, at an annual rate of .25% of the average daily net assets of each Portfolio.

For serving as investment adviser during the fiscal year ended November 30, 1997, Northern earned fees paid by the Government Portfolio, the Diversified Assets Portfolio and the Tax-Exempt Portfolio at the rate of .25% (per annum) of each Portfolio's average daily net assets. For serving as investment adviser during the fiscal year ended November 30, 1997, Northern earned fees (after waivers) paid by the Government Select Portfolio at the rate of .10% (per annum) of its average daily net assets.

Northern also receives compensation as the Trust's custodian and transfer agent under separate agreements. The fees payable by the Portfolios for these services are described in the Additional Statement. Different transfer agency fees are payable with respect to the Portfolios' different share classes.

YEAR 2000

Like every other business dependent upon computerized information processing, Northern Trust Corporation ("Northern Trust") must deal with "Year 2000" issues, which stem from using two digits to reflect the year in computer programs and data. Computer programmers and other designers of equipment that use microprocessors have long abbreviated dates by eliminating the first two digits of the year under the assumption that those two digits will always be
19. As the Year 2000 approaches, many systems may be unable to accurately process certain date-based information, which could cause a variety of operational problems for businesses.

Northern Trust's data processing software and hardware provide essential support to virtually all of its business units, including the units that provide services to the Trust, so successfully addressing Year 2000 issues is of the highest importance. Failure to complete renovation of the critical systems used by Northern on a timely basis could have a materially adverse effect on its ability to provide such services -- as could Year 2000 problems experienced by others. Although the nature of the problem is such that there can be no complete assurance it will be successfully resolved, Northern Trust has indicated that a renovation and risk mitigation program is well under way and that it has a dedicated Year 2000 Project Team whose members have significant systems development and maintenance experience. Northern Trust's Year 2000 Project includes a comprehensive testing plan. Northern Trust has advised the Trust that it expects to complete work on its critical systems by December 31, 1998, so that testing with outside parties may be conducted during 1999.

Northern Trust also will have a program to monitor and assess the efforts of other parties. However, it cannot control the success of those efforts. Contingency plans are being established where appropriate to provide Northern Trust with alternatives in case these entities experience significant Year 2000 difficulties which impact Northern Trust.

ADMINISTRATOR AND DISTRIBUTOR

Goldman Sachs, 85 Broad Street, New York, New York 10004, acts as administrator and distributor for the Portfolios. Subject to the limitations described below, as compensation for its administrative services (which include supervision with respect to the Trust's non-investment advisory operations) and the assumption of related expenses, Goldman Sachs is entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of each Portfolio. No compensation is payable by the Trust to Goldman Sachs for its distribution services.

In addition, Goldman Sachs has agreed that it will reimburse each Portfolio for its expenses (including the fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser and transfer agent, payments under the service plan for the Portfolios' Service Share and Premier Share classes and extraordinary expenses such as interest, taxes and indemnification expenses) which exceed on an annualized basis .10% of such Portfolio's average daily net assets for any fiscal year. In addition, as of the date of this Prospectus, Northern will continue to voluntarily reduce its advisory fee for the Government Select Portfolio. The result of these reimbursements and fee reductions will be to increase the yields of the Portfolios during the periods for which the reimbursements and reductions are made.

EXPENSES

Except as set forth above and in the Additional Statement under "Additional Trust Information," each Portfolio is responsible for the payment of its expenses. Such expenses include without limitation, the fees and expenses payable to Northern and Goldman Sachs, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses of industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

                                   INVESTING

PURCHASE OF SHARES

Shares are offered to Northern, its affiliates and other institutions and organizations, including certain defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million (the "Institutions"), acting on behalf of their customers, clients, employees, participants and others (the "Customers") and for their own account. Shares of the Portfolios are sold on a continuous basis by the Trust's distributor, Goldman Sachs, to Institutions that either maintain certain institutional accounts with Northern or its affiliates or invest an aggregate of at least $5 million in one or more Portfolios of the Trust. Goldman Sachs has established procedures for purchasing shares in order to accommodate different types of Institutions.

PURCHASE OF SHARES THROUGH INSTITUTIONAL ACCOUNTS. Any Institution maintaining an institutional account at Northern or an affiliate may make purchases through such institutional account either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. The nature of an Institution's relationship with Northern or an affiliate will determine whether the Institution maintains an institutional account as well as the procedures available for purchases. Institutions should contact Northern or an affiliate for further information in this regard. There is no minimum initial investment for Institutions that maintain institutional accounts with Northern or its affiliates.

PURCHASE OF SHARES DIRECTLY FROM THE TRUST. An Institution that purchases shares directly may do so by means of one of the following procedures, provided it makes an aggregate minimum initial investment of $5 million in one or more Portfolios of the Trust:

  PURCHASE BY MAIL. An Institution desiring to purchase shares of a Portfolio by mail should mail a check or Federal Reserve draft payable to the specific Portfolio together with a completed and signed new account application to The Benchmark Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. An application will be incomplete if it does not include a corporate resolution with the corporate seal and secretary's certification, or other acceptable evidence of authority. If an Institution desires to purchase the shares of more than one Portfolio, the Institution should send a separate check for each Portfolio. All checks must be payable in U.S. dollars and drawn on a bank located in the United States. A $20 charge will be imposed if a check does not clear. The proceeds of redemptions of shares purchased by check may be delayed up to 15 days to allow the Trust to determine that the check has cleared and been paid. Cash and third party checks are not acceptable for the purchase of Trust shares.

  PURCHASE BY TELEPHONE. An Institution desiring to purchase shares of a Portfolio by telephone should call Northern acting as the Trust's transfer agent ("Transfer Agent") at 1-800-637-1380. Please be prepared to identify the name of the Portfolio with respect to which shares are to be purchased and the manner of payment. Please indicate whether a new account is being established or an additional payment is being made to an existing account. If an additional payment is being made to an existing account, please provide the Institution's name and Portfolio Account Number. Purchase orders are effected upon receipt by the Transfer Agent of Federal funds or other immediately available funds in accordance with the terms set forth below.

  PURCHASE BY WIRE OR ACH TRANSFER. An Institution desiring to purchase shares of a Portfolio by wire or ACH Transfer should call the Transfer Agent at 1-800-637-1380 for instructions if it is not making an additional payment to an existing account. An Institution that wishes to add to an existing account should wire Federal funds or effect an ACH Transfer to:

                      The Northern Trust Company
                      Chicago, Illinois
                      ABA Routing No. 0710-00152
                      (Reference 10 Digit Portfolio Account Number)

                      (Reference Shareholder's Name)

  For other information concerning requirements for the purchase of shares, call the Transfer Agent at 1-800-637-1380.

EFFECTIVE TIME OF PURCHASES. Except as provided below under "Miscellaneous," a purchase order for shares placed with the Transfer Agent by 1:00 p.m., Chicago time, on a Business Day (as defined under "Miscellaneous") will be effected on that Business Day at the net asset value next determined on that day with respect to a Portfolio, provided that the Transfer Agent receives the purchase price in Federal funds or other immediately available funds prior to 1:00 p.m., Chicago time, on the same Business Day such order is received. Orders received after 1:00 p.m. on a Business Day will be effected at the net asset value next determined on the following Business Day, provided that payment is received as provided herein. Purchase orders received on a non-Business Day will not be executed until the following Business Day in accordance with the foregoing procedures. An order generated pursuant to an automatic investment direction of an Institution that has an institutional account with Northern or its affiliates will normally be placed either on the Business Day that funds are available in such account or on the first Business Day thereafter, depending upon the terms of the Institution's automatic investment arrangements. Shares of a Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed.

MISCELLANEOUS PURCHASE INFORMATION. Shares are purchased without a sales charge imposed by the Trust. The minimum initial investment is $5 million for Institutions that invest directly in one or more investment portfolios of the Trust. The Trust reserves the right to waive this minimum and to determine the manner in which the minimum investment is satisfied. There is no minimum for subsequent investments.

Institutions intending to place a purchase order of $5 million or more directly with the Trust through the Transfer Agent are requested to give advance notice to the Transfer Agent no later than 11:00 a.m. Chicago Time on a Business Day in order to assist in the processing of the order.

See "Miscellaneous" below for information on when the Trust may advance the time by which purchase requests must be received.

Institutions may impose minimum investment and other requirements on Customers purchasing shares through them. Depending on the terms governing the particular account, Institutions may impose account charges such as asset allocation fees, account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income, which will have the effect of reducing the net return on an investment in a Portfolio. The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read this Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

Institutions that purchase shares on behalf of Customers are responsible for transmitting purchase orders to the Transfer Agent and delivering required Federal funds on a timely basis. An Institution will be responsible for all losses and expenses of a Portfolio as a result of a check that does not clear, an ACH transfer that is rejected, or any other failure to make payment in the time and manner described above, and Northern may redeem shares from an account it maintains to protect the Portfolio and Northern against loss. The Trust reserves the right to reject any purchase order. In those cases in which an Institution pays for shares by check, Federal funds will generally become available two Business Days after a purchase order is received. Federal regulations require that the Transfer Agent be furnished with a taxpayer identification number upon opening or reopening an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within sixty days of the date of the order.

Payment for shares of the Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio. For further information about the terms of such purchases, see the Additional Statement.

In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

Institutions investing in the Portfolios on behalf of their Customers should note that state securities laws regarding the registration of dealers may differ from the interpretations of Federal law and such institutions may be required to register as dealers pursuant to state law.

Northern may, at its own expense, provide compensation to certain dealers and other financial intermediaries who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of shares of a Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees that are earned by Northern as investment adviser to such Portfolio (after adjustments) and are attributable to shares held by such Customers. Such compensation will not represent an additional expense to the Trust or its shareholders, since it will be paid from assets of Northern or its affiliates.

REDEMPTION OF SHARES

Institutions may redeem shares of a Portfolio through procedures established by Northern and its affiliates in connection with the requirements of their institutional accounts or through procedures set forth herein with respect to Institutions that invest directly.

REDEMPTION OF SHARES THROUGH INSTITUTIONAL ACCOUNTS. Institutions may redeem shares in their institutional accounts at Northern or its affiliates. For Institutions that participate in an automatic investment service described above under "Purchase of Shares," Northern or its affiliates will calculate on each Business Day the number of shares that need to be redeemed in order to bring the Institution's account up to any agreed upon minimum amount. Redemption requests on behalf of an Institution will normally be placed either on the Business Day the redemption amount is calculated or on the first Business Day thereafter, depending upon the terms of the Institution's automatic investment arrangements. In the latter case, however, Northern or its affiliates normally will provide funds by provisionally crediting the institutional account of the Institution on the Business Day on which the calculation is made. The nature of an Institution's relationship with Northern or an affiliate will determine whether the Institution maintains an "institutional account" as well as the procedures available for redemptions. Institutions should contact Northern or an affiliate for further information in this regard.

REDEMPTION OF SHARES DIRECTLY. Institutions that purchase shares directly from the Trust through the Transfer Agent may redeem all or part of their Portfolio shares in accordance with the procedures set forth below.

  REDEMPTION BY MAIL. An Institution may redeem shares by sending a written request to The Benchmark Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. Redemption requests must be signed by a duly authorized person, and must state the number of shares or the dollar amount to be redeemed and identify the Portfolio Account Number. See "Other Requirements."

  REDEMPTION BY TELEPHONE. An Institution may redeem shares by placing a redemption order by telephone by calling the Transfer Agent at 1-800-637-1380. During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should follow procedures outlined above under "Redemption by Mail."

  REDEMPTION BY WIRE. If an Institution has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by Federal wire transfer to a single previously designated bank account. The minimum amount which may be redeemed by this method is $10,000. The Trust reserves the right to change or waive this minimum or to terminate the wire redemption privilege. See "Other Requirements."

  TELEPHONE PRIVILEGE. An Institution that has notified the Transfer Agent in writing of the Institution's election to redeem or exchange shares by placing an order by telephone may do so by calling the Transfer Agent at 1-800-637-1380. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for such instructions that prove to be fraudulent or unauthorized. In all other cases, the shareholder will bear the risk of loss for fraudulent telephone transactions. However, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. The proceeds of redemption orders received by telephone will be sent by check, by wire or by transfer pursuant to proper instruments. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record. See "Other Requirements."

  Additionally, the Transfer Agent utilizes recorded lines for telephone transactions and retains such tape recordings for six months, and will request a form of identification if such identification has been furnished to the Transfer Agent or the Trust.

  OTHER REQUIREMENTS. A change of wiring instructions and a change of the address of record may be effected only by a written request to the Transfer Agent accompanied by (i) a corporate resolution which evidences authority to sign on behalf of the Institution (including the corporate seal and secretary's certification), (ii) a signature guarantee by a financial institution that is a participant in the Stock Transfer Agency Medallion Program ("STAMP") in accordance with rules promulgated by the SEC (a signature notarized by a notary public is not acceptable) or (iii) such other means or evidence of authority as may be acceptable to the Transfer Agent. A redemption request by mail will not be effective unless signed by a person authorized by the corporate resolution or other acceptable evidence of authority on file with the Transfer Agent.

EXCHANGE PRIVILEGE. Institutions and, to the extent permitted by their account agreements, Customers, may, after appropriate prior authorization, exchange shares of a Portfolio having a value of at least $1,000 for shares of certain other portfolios of the Trust as to which the Institution or Customer maintains an existing account with an identical title.

Exchanges will be effected by a redemption of shares of the Portfolio held and the purchase of shares of the portfolio acquired. Customers of Institutions should contact their Institutions for further information regarding the Trust's exchange privilege and Institutions should contact the Transfer Agent as appropriate. Customers and Institutions exercising the exchange privilege should read the relevant prospectus prior to making an exchange. The Trust reserves the right to modify or terminate the exchange privilege at any time upon 60 days' written notice to shareholders of record and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made.

EFFECTIVE TIME OF REDEMPTIONS AND EXCHANGES. Redemption orders of Portfolio shares are effected at the net asset value per share next determined after receipt in good order by the Transfer Agent. Good order means that the request includes the following: the account number and Portfolio name; the amount of the transaction (as specified in dollars or shares); and the signature of a duly authorized person (except for telephone and wire redemptions). See "Investing--Redemption of Shares--Other Requirements." Exchange orders are effected at the net asset value per share next determined after receipt in good order by the Transfer Agent. Payment for redeemed shares for which a redemption order is received by Northern with respect to an institutional account it maintains or the Transfer Agent as of 1:00 p.m., Chicago time, on a Business Day normally will be made in Federal funds or other immediately available funds wired or sent by check to the redeeming shareholder or, if selected, the shareholder's institutional account with Northern on that Business Day. Redemption orders received after 1:00 p.m. will be effected the next Business Day. Proceeds for redemption orders received on a non-Business Day will normally be sent on the next Business Day after receipt in good order.

MISCELLANEOUS REDEMPTION AND EXCHANGE INFORMATION. All redemption proceeds will be sent by check unless Northern or the Transfer Agent is directed otherwise. The ACH system may be utilized for payment of redemption proceeds. Redemption of shares may not be effected if a shareholder has failed to submit a completed and properly executed (with corporate resolution or other acceptable evidence of authority) new account application. Institutions intending to place exchange and redemption orders for same day proceeds of $5 million or more directly with the Trust through the Transfer Agent are requested to give advance notice to the Transfer Agent no later than 11:00 a.m. Chicago Time on a Business Day. The proceeds of redemptions of shares purchased by check may be delayed up to 15 days to allow the Trust to determine that the check has cleared and been paid. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving a redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

See "Miscellaneous" below for information on when the Trust may advance the time by which redemption and exchange requests must be received.

The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized. Dividends on shares are earned through and including the day prior to the day on which they are redeemed.

It is the responsibility of Institutions acting on behalf of Customers to transmit redemption orders to the Transfer Agent and to credit Customers' accounts with the redemption proceeds on a timely basis. If a Customer has agreed with a particular Institution to maintain a minimum balance in his account at such Institution and the balance in such account falls below that minimum, such Customer may be obliged to redeem all or part of his shares to the extent necessary to maintain the required minimum balance.

DISTRIBUTIONS

Shareholders of each Portfolio are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the particular Portfolio. Dividends from each Portfolio's net income are declared daily as a dividend to shareholders of record at the close of business on the days the dividends are declared (or 3:00 p.m., Chicago time, on non-Business Days).

Net income of each Portfolio includes interest accrued on the assets of such Portfolio less the estimated expenses charged to such Portfolio. Net realized short-term capital gains of each Portfolio will be distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends declared during a calendar month will be paid as soon as practicable following the end of the month, except that such dividends will be paid promptly upon a total redemption of shares in any account not subject to a standing order for the purchase of additional shares. All distributions are paid by each Portfolio in cash or are automatically reinvested (without any sales charge) in additional shares of the same Portfolio. Arrangements may be made for the crediting of such distributions to a shareholder's account with Northern, its affiliates or its correspondent banks.

TAXES

Management of the Trust intends that each Portfolio will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") as long as such qualification is in the best interest of the Portfolio's shareholders. Such qualification generally relieves each Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code, but shareholders, unless otherwise exempt, will pay income taxes on amounts so distributed (except distributions that constitute "exempt-interest dividends" or that are treated as a return of capital). Dividends paid from net short-term capital gains are treated as ordinary income dividends. None of the Portfolios' distributions will be eligible for the corporate dividends received deduction.

The Tax-Exempt Portfolio intends to pay substantially all of its dividends as "exempt-interest dividends." Investors in the Portfolio should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their Federal income tax returns and that in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that tax-exempt interest and "exempt-interest dividends" will be taken into account in determining the taxability of their benefit payments. To the extent, if any, that dividends paid by the Tax-Exempt Portfolio to its shareholders are derived from taxable interest or from capital gains, such dividends will be subject to Federal income tax, whether received in cash or reinvested in additional shares.

The Tax-Exempt Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

The Trust will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed for Federal tax purposes to have been paid by a Portfolio and to have been received by the shareholders on December 31 of that year, if the dividends are actually paid during the following January.

The foregoing discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors should consult their tax advisers with specific reference to their own Federal, state and local tax situation. In particular, although the Government Select Portfolio intends to invest primarily in U.S. Government securities the interest on which is generally exempt from state income taxation, an investor should consult his or her own tax adviser to determine whether distributions from the Portfolio are exempt from state income taxation in the investor's own situation. Similarly, dividends paid by the Portfolios may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more of the Portfolios.

                                NET ASSET VALUE

The net asset value per share of each Portfolio for purposes of purchases and redemptions is calculated by Northern as of 3:00 p.m., Chicago time, immediately after the declaration of net income earned by shareholders of record, on each Business Day (as defined below under "Miscellaneous"), except for days during which no shares are tendered to the Portfolio for redemption and no orders to purchase or sell shares are received by the Portfolio and except for days on which there is an insufficient degree of trading in the Portfolio's securities for changes in the value of such securities to materially affect the net asset value per share. The time at which the net asset value per share of a Portfolio is calculated may be advanced on days on which Northern or the securities markets close early. See "Miscellaneous" below. Currently, each Portfolio offers three separate classes of shares. Net asset value per share of each class of each Portfolio is calculated by adding the value of all securities and other assets belonging to the Portfolio that are allocated to such class, subtracting the liabilities charged to that class and dividing by the number of outstanding shares of that class.

In seeking to maintain a net asset value of $1.00 per share with respect to each Portfolio for purposes of purchases and redemptions, the Trust values the portfolio securities held by a Portfolio pursuant to the amortized cost method. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period of maturity. See "Amortized Cost Valuation" in the Additional Statement. There can be no assurance that a Portfolio will be able at all times to maintain a net asset value per share of $1.00.

                            PERFORMANCE INFORMATION

From time to time the Portfolios may advertise their "yields" and "effective yields" and the Government Select Portfolio and Tax-Exempt Portfolio may advertise their "tax-equivalent yields." These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent yield" will always be higher than the Portfolio's yield.

The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Yield will be affected by portfolio quality, composition, maturity, market conditions and the level of the Portfolio's operating expenses.

Each Portfolio may also quote from time to time its total return in accordance with SEC regulations.

                                  ORGANIZATION

Each Portfolio is a series of The Benchmark Funds, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust. The Portfolios were formerly series of The Benchmark Funds, a Massachusetts business trust, and were reorganized into the Trust on March 31, 1998. As of the date of this Prospectus, the Trust has created eighteen separate series of shares of beneficial interest representing interests in eighteen investment portfolios, four of which are described in this Prospectus; the other series of shares are described in a separate prospectus. The business and affairs of the Trust are managed by or under the direction of its Board of Trustees. The Declaration of Trust of the Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into additional series or classes within a series. Pursuant to such authority, the Board of Trustees has classified three classes of shares in each Portfolio: Service Shares, Premier Shares and the shares described in this Prospectus. Service Shares and Premier Shares are described in separate Prospectuses.

Each share of a Portfolio is without par value, represents an equal proportionate interest in that Portfolio with each other share of its class in that Portfolio and is entitled to such dividends and distributions earned on such Portfolio's assets as are declared in the discretion of the Board of Trustees. Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except amounts payable under the service plan that has been adopted for the Portfolios' Service and Premier Share classes and transfer agency fees. Because of these class-specific expenses, the performance of the shares of a Portfolio described in this Prospectus is expected to be higher than the performance of both the Service and Premier Share classes of the same Portfolio, and the performance of a Portfolio's Service Share class is expected to be higher than the performance of the same Portfolio's Premier Share class. For further information regarding the Trust's other share classes, contact Goldman Sachs at 1-800-621-2550.

The Trust's shareholders are entitled at the discretion of the Board of Trustees to vote either on the basis of the number of shares held or the aggregate net asset value represented by such shares. Each series entitled to vote on a matter will vote thereon in the aggregate and not by series, except as otherwise required by law or when the matter to be voted on affects only the interests of shareholders of a particular series. The Additional Statement gives examples of situations in which the law requires voting by series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees irrespective of the vote of the other shareholders. In addition, holders of all shares (regardless of class) representing interests in the same Portfolio have equal voting rights except that only shares of a particular class within the Portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to class-specific expenses that are payable by that class of shares.

As of February 28, 1998, Northern possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding shares of the Trust.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

                                 MISCELLANEOUS

The address of the Trust is 4900 Sears Tower, Chicago, Illinois 60606 and the telephone number is 1-800-621-2550.

When a shareholder moves, the shareholder is responsible for sending written notice to the Trust of any new mailing address. The Trust and its transfer agent may charge a shareholder their reasonable costs in locating a shareholder's current address in accordance with SEC regulations.

As used in this Prospectus, the term "Business Day" refers to each day when Northern and the New York Stock Exchange are open, which is Monday through Friday, except for holidays observed by Northern and/or the Exchange other than Good Friday. For 1998, the holidays of Northern and/or the Exchange are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas Day. On those days when Northern or the Exchange closes early as a result of unusual weather or other circumstances, the Portfolios reserve the right to advance the time on that day by which purchase, redemption and exchange requests must be received. In addition, on any Business Day when The Bond Market Association recommends that the securities markets close or close early, the Portfolios reserve the right to cease or to advance the deadline for accepting purchase, redemption and exchange orders for same Business Day credit. Purchase, redemption and exchange requests received after the advanced closing time will be effected on the next Business Day. Each Portfolio reserves, however, the right to reject any purchase order and also to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving a redemption order if, in its judgment, an earlier payment would adversely affect such Portfolio. See "Investing--Purchase of Shares" and "Investing--Redemption of Shares" above for more information.

                             ---------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              THE BENCHMARK FUNDS
                               4900 Sears Tower
                            Chicago, Illinois 60606

                          GOVERNMENT SELECT PORTFOLIO
                             GOVERNMENT PORTFOLIO
                         DIVERSIFIED ASSETS PORTFOLIO
                             TAX-EXEMPT PORTFOLIO


This Statement of Additional Information (the "Additional Statement") dated April 1, 1998 is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus for the Shares of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios (the "Portfolios") of The Benchmark Funds (the "Prospectus") dated April 1, 1998. Copies of the Prospectus may be obtained without charge by calling Goldman, Sachs & Co. ("Goldman Sachs") toll-free at 1-800-621-2550 (outside Illinois) or by writing to the address stated above. Capitalized terms not otherwise defined have the same meaning as in the Prospectus. Each Portfolio also offers two additional share classes, Service Shares and Premier Shares, which are described in a separate statement of additional information.

                              ------------------

                                     INDEX
                                                                            Page
                                                                            ----
     ADDITIONAL INVESTMENT INFORMATION                                      B-3
          Investment Objectives and Policies                                B-3
          Investment Restrictions                                           B-10
     ADDITIONAL TRUST INFORMATION                                           B-13
          Trustees and Officers                                             B-13
          Investment Adviser, Transfer Agent and Custodian                  B-20
          Administrator and Distributor                                     B-26
          Counsel and Auditors                                              B-28
          In-Kind Purchases                                                 B-28
     PERFORMANCE INFORMATION                                                B-29
     AMORTIZED COST VALUATION                                               B-30
     DESCRIPTION OF SHARES                                                  B-32
     ADDITIONAL INFORMATION CONCERNING TAXES                                B-35
          General                                                           B-35
          Special Tax Considerations Pertaining to the
          Tax-Exempt Portfolio                                              B-37

          Foreign Investors                                                 B-38
          Conclusion                                                        B-38
     OTHER INFORMATION                                                      B-38
     FINANCIAL STATEMENTS                                                   B-39
     APPENDIX A (Description of Securities Ratings)                         1-A

                                   ----------------

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the related Prospectus in connection with the offering of Shares made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                       ADDITIONAL INVESTMENT INFORMATION

Investment Objectives and Policies

The following supplements the investment objectives and policies of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios (the "Portfolios") of The Benchmark Funds (the "Trust") as set forth in the Prospectus.

Description of Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time Deposits

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

As stated in the Prospectus, the Diversified Assets Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Description of Asset-Backed Securities

The Diversified Assets Portfolio may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired, as calculated under applicable SEC regulations, will be 13 months or less. Asset-backed securities acquired by the Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies.

U.S. Government Obligations

Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

Custodial Receipts for Treasury Securities

The Portfolios (other than the Government Select Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

U.S. Treasury STRIPS

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. All Portfolios, including the Government Select Portfolio, may acquire securities registered under the STRIPS program.

Bank and Deposit Notes

The Diversified Assets Portfolio may purchase bank and deposit notes. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Variable and Floating Rate Instruments

With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, Northern will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is of "high quality," the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Portfolios will invest in variable and floating rate instruments only when Northern deems the investment to involve minimal credit risk. In determining weighted average portfolio maturity, an instrument may, subject to SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument.

Investment Companies

With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more that 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b)(i) not more that 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more that 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more that 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.

Unaffiliated money market funds whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, as are deemed creditworthy by Northern under guidelines approved by the Trust's Board of Trustees. The repurchase price under the repurchase agreements will generally equal the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian (or subcustodian), in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

Reverse Repurchase Agreements

Each Portfolio (except the Tax-Exempt Portfolio) may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregated liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

Securities Lending

Collateral for loans of portfolio securities made by a Portfolio may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments and When-Issued Securities

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will separate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio will separate the portfolio securities themselves. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Yields and Ratings

The yields on certain obligations, including the money market instruments in which the Portfolios invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, D&P, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Municipal Instruments

Opinions relating to the validity of Municipal Instruments and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Trust nor Northern will review the proceedings relating to the issuance of Municipal Instruments or the bases for such opinions.

An issuer's obligations under its Municipal Instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Instruments may be materially adversely affected by litigation or other conditions.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on Municipal Instruments. Future proposals could materially adversely affect the availability of Municipal Instruments for investment by the Tax-Exempt Portfolio and the liquidity and value of the Portfolio. In such an event the Board of Trustees would reevaluate the Portfolio's investment objective and policies and consider changes in its structure or possible dissolution.

Interest earned by the Tax-Exempt Portfolio on private activity bonds (if any) that is treated as a specific tax preference item under the Federal alternative minimum tax will not be deemed to have been derived from Municipal Instruments for purposes of determining whether that Portfolio meets its fundamental policy that at least 80% of its annual gross income be derived from Municipal Instruments.

Standby Commitments

The Tax-Exempt Portfolio may enter into standby commitments with respect to Municipal Instruments held by it. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified Municipal Instrument at its amortized cost value to the Portfolio plus accrued interest, if any. Standby commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Instruments and may be sold, transferred or assigned only with the instruments involved.

The Tax-Exempt Portfolio expects that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a standby commitment either separately in cash or by paying a higher price for Municipal Instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each standby commitment is acquired.

The Portfolio intends to enter into standby commitments only with dealers, banks and broker-dealers which, in Northern's opinion, present minimal credit risks. The Portfolio will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation or assumed maturity of the underlying Municipal Instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a standby commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

Investment Restrictions

Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

     (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements for the Diversified Assets, Government and Government Select Portfolios) except to secure permitted borrowings.

     (3) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

     (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs.

     (5) Invest in companies for the purpose of exercising control or management.

     (6) Act as underwriter of securities (except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies), purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities or maintain a short position, or write puts, calls or combinations thereof.

     (7) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

     (8) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (9) Borrow money (other than pursuant to reverse repurchase agreements for the Portfolios described above), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Trust's Portfolios by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.

     (10) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                  *    *    *

The freedom of action reserved in Restriction No. 98 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits any may be signed obligations of the parent bank or may be limited to the issuing branches. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

In addition, as matters of fundamental policy, the Government Select Portfolio, Government Portfolio and Diversified Assets Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the applicable Portfolio's total assets; and the Tax-Exempt Portfolio may not acquire direct ownership of industrial development bonds if, as a result of such acquisition, more than 5% of the value of its total assets would be invested in industrial development bonds where payment of principal and interest is the responsibility of companies (including their predecessors) with less than three years of operating history and such bonds are not guaranteed as to principal and interest by companies (including their predecessors) with three years or more of operating history.

Except to the extent otherwise provided in Investment Restriction No. 8, for the purpose of such restriction in determining industry classification the Trust intends to use the industry classification titles in the Standard Industrial Classification Manual.

In applying Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.


The Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: Immediately after the acquisition of the security, a Portfolio may not have invested more that 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Fund my , subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In additional, the Tax-Exempt Portfolio will limit its investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality ("Second Tier Securities"), to 5% of its total assets, with investments in any one such issuer being limited to no more that 1% of the Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are Municipal Instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other that a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolios will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

In addition to the foregoing, each Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts whereunder a Portfolio has the right to sell the securities to third parties.

                          ADDITIONAL TRUST INFORMATION

Trustees and Officers

Information pertaining to the Trustees and officers of the Trust is set forth below.


Name, Age                Positions   Principal Occupation(s)
and Address              with Trust  During Past 5 Years
-----------              ----------  -------------------
William H. Springer, 68  Chairman    Vice Chairman of Ameritech (a
701 Morningside Drive    and         telecommunications holding company), from
Lake Forest, IL 60045    Trustee     February 1987 to retirement in August 1992;
                                     Vice Chairman, Chief Financial and
                                     Administrative Officer of Ameritech prior
                                     to 1987; Director, Walgreen Co. (a retail
                                     drug store business); Director of Baker,
                                     Fentress & Co. (a closed-end, non-
                                     diversified management investment company)
                                     from April 1992 to present; Trustee,
                                     Goldman Sachs Trust from 1989 to present.


Richard Gordon Cline, 62 Trustee     Chairman, Hussman
4200 Commerce Court                  International Inc.
Suite 300                            (commericial refrigeration
Lisle, IL  60532                     company) since January 1998;
                                     and Chairman, Hawthorne Inc. (a management
                                     advisory services and private investment
                                     company) since January 1996; Chairman and
                                     CEO of NICOR Inc. (a diversified public
                                     utility holding company) from 1986 to 1995,
                                     and President, 1992-1993; Director: Whitman
                                     Corporation (a diversified holding



Name, Age                Positions  Principal Occupation(s)
and Address              with Trust During Past 5 Years
-----------              ---------- -------------------
                                    company); Kmart Corporation (a retailing
                                    company); Ryerson Tull, Inc. (a metals
                                    distribution company); and University of
                                    Illinois Foundation.

Edward J. Condon, Jr.,57 Trustee    Chairman of The Paradigm Group, Ltd. (a
Sears Tower, Suite 9650             financial advisor) since July 1993; Vice
233 S. Wacker Dr.                   President and Treasurer of Sears, Roebuck
Chicago, IL 60606                   and Co. (a retail corporation) from February
                                    1989 to July 1993; within the last five
                                    years he has served as a Director of: Sears
                                    Roebuck Acceptance Corp.; Discover Credit
                                    Corp.; Sears Receivables Financing
                                    Group,Inc.; Sears Credit Corp.; and Sears
                                    Overseas Finance N.V; Member of the Board of
                                    Managers of The Liberty Hampshire Company,
                                    LLC; Vice Chairman and Director of
                                    Energenics LLC; Director of University
                                    Eldercare, Inc.; Director of the Girl Scouts
                                    of Chicago; and Trustee of Dominican
                                    University.


John W. English, 64      Trustee    Private Investor; Vice President and Chief
50-H New England Avenue             Investment Officer of The Ford Foundation (a
P.O. Box 640                        charitable trust) from 1981 until 1993;
Summit, NJ 07902-0640               Trustee: The China Fund, Inc.; Retail
                                    Property Trust; Sierra Trust; American Red
                                    Cross in Greater New York; Mote Marine
                                    Laboratory; and United Board for Christian
                                    Higher Education in Asia. Director:
                                    University of Iowa Foundation; Blanton-Peale
                                    Institutes of Religion and Health; Community
                                    Foundation of Sarasota County; Duke
                                    Management Company; and John Ringling Centre
                                    Foundation.


Name, Age            Positions      Principal Occupation(s)
and Address          with Trust     During Past 5 Years
-----------          ----------     -------------------
Sandra Polk Guthman, 53  Trustee    President and CEO of Polk
420 N. Wabash Avenue                Bros. Foundation(an Illinois not-for-profit
Suite 204                           corporation) from 1993 to present; Director
Chicago, IL  60611                  of Business Transformation from 1992-1993,
                                    and Midwestern Director of Marketing from
                                    1988-1992, IBM Corporation; Director:MBIA
                                    Insurance Corporation of Illinois (bank
                                    holding company) since 1994 and Avondale
                                    Financial Corporation (a stock savings and
                                    loan holding company) since 1995.

Frederick T. Kelsey, 70  Trustee    Consultant to Goldman Sachs from December
4010 Arbor Lane #102                1985 through February 1988; Director of
Northfield, IL  60093               Goldman Sachs Funds Group and Vice President
                                    of Goldman Sachs from May 1981 until his
                                    retirement in November 1985; President and
                                    Treasurer of the Trust and other investment
                                    companies affiliated with Goldman Sachs
                                    through August 1985; President from 1983 to
                                    1985, and Trustee from 1983 to 1994, The
                                    Centerland Funds and its successor, The
                                    Pilot Funds; Trustee, various management
                                    investment companies affiliated with Zurich
                                    Kemper Investments.

Richard P. Strubel,  58  Trustee    Managing Director, Tandem Partners, Inc. (a
70 West Madison St                  privately held management services firm)
Suite 1400                          since 1990; President and CEO, Microdot,
Chicago, IL 60602                   Inc. (a privately held manufacturing firm)
                                    from 1984 to 1994; Trustee, Goldman Sachs
                                    Trust from 1987 to present; Director of
                                    Kaynar Technologies Inc. (a leading
                                    manufacturer of aircraft fasteners); Trustee
                                    of the University of Chicago;



Name, Age                   Positions     Principal Occupation(s)
and Address                 with Trust    During Past 5 Years
-----------                 ----------    -------------------
                                          Director of Children's Memorial Medical
                                          Center.

Frank E. Polefrone, 41      President     Director of Financial Institutions Sales
4900 Sears Tower                          and Marketing of Goldman Sachs Asset
Chicago, IL 60606                         Management ("GSAM") since March 1997;
                                          Marketing/Product Development of Federated
                                          Investors from August 1982 through December
                                          1996.

James A. Fitzpatrick, 38    Vice          Vice President, GSAM (since April 1997);
4900 Sears Tower            President     Vice President and General Manager, First
Chicago, IL 60606                         Data Corporation-Investors Services Group
                                          prior thereto.

John W. Mosior, 58          Vice          Vice President, Goldman Sachs; Manager of
4900 Sears Tower            President     Shareholder Servicing of GSAM
Chicago, IL 60606                         (since November 1989).

Nancy L. Mucker, 47         Vice          Vice President, Goldman Sachs
4900 Sears Tower            President     (since April 1985); Manager, Shareholder
Chicago, IL  60606                        Servicing of GSAM (since November 1989).

Scott M. Gilman, 37         Treasurer     Director, Mutual Fund Administration, GSAM
One New York Plaza                        (since April 1994); Assistant Treasurer of
New York, NY  10004                       Goldman Sachs Funds Management, Inc.
                                          (since March 1993); Vice President, Goldman
                                          Sachs (since March 1990).

John Perlowski, 32          Assistant     Vice President, Goldman Sachs
One New York Plaza          Treasurer     (since July 1995); Director, Investors
New York, NY  10004                       Bank and Trust Company (November 1993 to
                                          July 1995); Audit Manager of Arthur
                                          Andersen, LLP (prior thereto).

Michael J. Richman, 36      Secretary     Associate General Counsel, GSAM (since
85 Broad Street                           February 1994); Vice President and Assistant
New York, NY  10004                       General Counsel of Goldman Sachs (since June
                                          1992); Counsel to the Funds Group of GSAM
                                          (since June 1992);



Name, Age                  Positions     Principal Occupation(s)
and Address                with Trust    During Past 5 Years
-----------                ----------    -------------------

                                         Partner of Hale and Dorr (September 1991 to
                                         June 1992).

Deborah A. Farrell, 26     Assistant     Legal Assistant, Goldman Sachs Secretary
85 Broad Street                          (since January 1994;) Formerly at Cleary,
New York, NY  10004                      Gottlieb, Steen & Hamilton.

Steven E. Hartstein, 33    Assistant     Legal Products Analyst, Goldman Sachs (since
85 Broad Street            Secretary     June 1993); Funds Compliance Officer,
New York, NY  10004                      Citibank Global Asset Management (August
                                         1991 to June 1993).

Howard B. Surloff, 32      Assistant     Vice President and Assistant General
85 Broad Street            Secretary     Counsel, Goldman Sachs (since November 1993
New York, NY 10004                       and May 1994, respectively); Counsel to the
                                         Funds Group, GSAM (since November 1993);
                                         Associate of Shereff, Friedman, Hoffman &
                                         Goodman, LLP (prior thereto).

Valerie A. Zondorak, 32    Assistant     Vice President, Goldman Sachs (since March
85 Broad Street            Secretary     1997); Counsel to the Funds Group, GSAM
New York, NY  10004                      (since March 1997); Associate, Shereff,
                                         Friedman, Hoffman & Goodman, LLP (prior
                                         thereto).


Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern, Goldman Sachs and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Springer, Kelsey, Strubel, Mosior, Gilman, Richman, Surloff and Hartstein and Mmes. Farrell, Mucker and Zondorak hold similar positions with one or more investment companies that are advised by Goldman Sachs. As a result of the responsibilities assumed by Northern under its Advisory Agreement, Transfer Agency Agreement and Custodian Agreement and Foreign Custody Agreement with the Trust and by Goldman Sachs under its Administration Agreement and Distribution Agreement with the Trust, the Trust itself requires no employees.

Each officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Each Trustee earns a quarterly retainer of $6,250 and the Chairman of the Board earns a quarterly retainer of $9,375. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

In addition, the Trustees established an Audit Committee consisting of three members including a Chairman of the Committee. Each member earns a fee of $1,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,250.

Each Trustee will hold office for an indefinite term until the earliest of (1) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust, or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.

The Trust's officers do not receive fees from the Trust for services in such capacities, although Goldman Sachs, of which they are also officers, receives fees from the Trust for administrative services.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1997:


                                            Pension or
                                            Retirement        Total
                                            Benefits          Compensation from
                         Aggregate          Accrued as        Registrant and
                        Compensation        Part of           Fund Complex Paid
Name of Trustee      from the Registrant  Trust's Expenses       to Trustees
---------------      -------------------  ----------------    -----------------
William H. Springer        $43,500              $0                  $43,500

Richard G. Cline ***                            $0

Edward J. Condon, Jr.      $31,000              $0                  $31,000

John W. English            $31,000              $0                  $31,000

James J. Gavin*            $34,000              $0                  $34,000

Sandra Polk Guthman ***                         $0

Frederick T. Kelsey        $35,000              $2,863**            $37,863

Richard P. Strubel         $39,000              $0                  $39,000




*    Retired as of November 30, 1997.
**   Interest from deferred compensation.
*** Mr. Cline and Ms. Guthman were elected as Trustees of the Trust in September 1997.

Investment Adviser, Transfer Agent and Custodian

Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. As of December 31, 1997, Northern and its affiliates had over $196 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, and individuals. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives.

Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for each Portfolio and placing purchase and sale orders for the portfolio transactions of the Portfolios. In connection with portfolio transactions for the Portfolios, which are generally done at a net price without a broker's commission, Northern's Advisory Agreement provides that Northern shall attempt to obtain the best net price and execution. To the extent the execution and price available from more than one broker, dealer or other such persons are believed to be comparable, Northern may, at its discretion but suject to applicable law, select the executing broker, dealer or such other persons on the basis of Northern's opinion of the reliability and quality of such broker, dealer or such other persons.

For the fiscal years ended November 30, 1997, 1996 and 1995, all portfolio Transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

Northern's investment advisory duties for the Trust are carried out through its Trust Department. On occasions when Northern deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other Portfolio, investment company or account for which Northern acts as adviser), the Agreement provides that Northern, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits Northern, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of Northern's opinion of the reliability and quality of such broker or dealer.

The Advisory Agreement provides that Northern may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify Northern against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

Under its Transfer Agency Agreement with the Trust, Northern has undertaken to
(1) answer customer inquiries regarding the current yield of, and certain other matters (e.g. account status information) pertaining to, the Trust, (2) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by Northern, its affiliates or correspondent banks whereby customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (3) establish and maintain separate omnibus accounts with respect to shareholders investing through Northern or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (4) provide periodic statements showing account balances, (5) mail reports and proxy materials to shareholders,
(6) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management,
(7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors,
(10) furnish the Trust all pertinent Blue Sky information, (11) perform all required tax withholding, (12) preserve records, and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by Northern under the Transfer Agency Agreement with respect to the Shares described in this Additional Statement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, payable monthly, at an annual rate equal to $18 for each subaccount relating to such shares of the Portfolios. This fee which is borne solely by the Shares described in this Additional Statement and not by the Portfolios' other share classes, is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment. Northern's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that Northern would otherwise receive. Conflict-of-interest restrictions under state and Federal law (including the Employee Retirement Income Security Act of
1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Shares of the Portfolios.

Under its Custodian Agreement with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's securities held by Northern under the Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern shall, subject to certain monitoring responsibilities, have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. Northern may also appoint agents to carry out such of the provisions of the

Custodian Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under the Agreement.

As compensation for the services rendered to the Trust by Northern as custodian, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

Northern's fees under the Custodian Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances.

Unless sooner terminated, each of the Advisory Agreement, Transfer Agency Agreement and Custodian Agreement between Northern and the Trust will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern and by Northern on 60 days' written notice to the Trust.

For the fiscal periods ended November 30 as indicated, the amount of the Advisory Fee (after fee waivers) incurred by each Portfolio was as follows:

                                      1997              1996             1995
                                      ----              ----             ----
Government Select Portfolio        $1,018,467        $  772,113       $  569,065
Government Portfolio               $3,243,435        $2,617,746       $1,938,878
Diversified Assets Portfolio       $8,947,074        $7,832,358       $7,080,710
Tax-Emempt Portfolio               $1,731,836        $1,885,156       $1,687,136

In addition, for the fiscal periods ended November 30 as indicated, Northern waived additional advisory fees with respect to the Government Select Portfolio in the amounts of $1,527,701, $1,157,788, and $853,605.

For the fiscal periods ended November 30, as indicated, the amount of the Transfer Agency Fee incurred by each Portfolio was as follows:

                                          1997         1996         1995
                                          ----         ----         ----
Government Select Portfolio             $ 30,361     $ 22,274      $ 25,000
Government Portfolio                      35,042       31,048        32,000
Diversified Assets Portfolio             127,270       64,579       110,000
Tax-Exempt Portfolio                      11,028       14,883        32,000

For the fiscal periods ended November 30 as indicated, the amount of the Custodian Fees incurred by each Portfolio was as follows:

                                          1997         1996         1995
                                          ----         ----         ----
Government Select Portfolio             $ 97,683     $ 96,787      $ 75,122
Government Portfolio                     140,110      131,957       101,086
Diversified Assets Portfolio             412,075      360,387       317,635
Tax-Exempt Portfolio                     100,513      105,936        97,551

Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern believes that it may perform the services contemplated by its agreements with the Trust without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern from continuing to perform such services for the Trust.

Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrange ments with Northern and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Portfolio or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Northern and its affiliates would consider the possibility of offering to perform some or all of the services now provided by Goldman Sachs. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern as its affiliates might offer to provide services for consideration by the Trustees.

Northern is active as an underwriter of municipal instruments. Under the 1940 Act the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which Northern is serving as a principal underwriter. In the opinion of Northern, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

Goldman Sachs is also an active investor, dealer and/or underwriter in many types of money market instruments. Its activities in this regard could have some effect on the market for those instruments which the Portfolios acquire, hold or sell.

In the Advisory Agreement, Northern agrees that the name "The Benchmark" may be used in connection with the Trust's business on a royalty-free basis. Northern has reserved to itself the right to grant the non-exclusive right to use the name "The Benchmark" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "The Benchmark." (This undertaking by the Trust may be subject to certain legal limitations.)

Portfolio Transactions

During the fiscal year ended November 30, 1997, the Diversified Assets Portfolio acquired and sold securities of [Bear Stearns & Co., Donaldson Lufkin & Jenrette Securities, Inc., J.P. Morgan Securities, Inc., Merrill Lynch & Co., Inc., Lehman Brothers, Inc., Nomura Securities, and SBC Warburg Inc.,] each a regular broker/dealer. At November 30, 1997, the Diversified Assets Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: [Donaldson, Lufkin & Jenrette Securities, Inc., with an approximate aggregate market value of $200,000,000].

During the fiscal year ended November 30, 1997, the Government Portfolio acquired and sold securities of [Bear Stearns & Co., J.P. Morgan Securities, Inc., Nomura Securities UBS Securities, Donaldson, Lufkin & Jenrette Securities, Inc., HSBC Securities, Inc., Lehman Brothers, Inc., SBC Warburg Inc., Prudential Securities Incorporated and Merrill Lynch & Co., Inc., ] each a regular broker/dealer.

At November 30,1997 the Government Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: [Donaldson, Lufkin & Jenrette, with an approximate aggregate market value of $100,000,000, HSBC Inc., with an approximate aggregate market value of $2,000,000, SBC Warburg Inc., with an approximate aggregate market value of $100,000,000 and UBS Securities, with an approximate aggregate market value of $50,000,000.]

Administrator and Distributor

Under its Administration Agreement with the Trust, Goldman Sachs, subject to the general supervision of the Trust's Board of Trustees, acts as the Trust's Administrator. In this capacity, Goldman Sachs (1) provides supervision of all aspects of the Trust's non-investment advisory operations (the parties giving due recognition to the fact that certain of such operations are performed by Northern pursuant to the Trust's agreements with Northern), (2) provides the Trust, to the extent not provided pursuant to such agreements, with such personnel as are reasonably necessary for the conduct of the Trust's affairs,
(3) arranges, to the extent not provided pursuant to such agreements, for the preparation at the Trust's expense of its tax returns, reports to shareholders, periodic updating of the prospectuses issued by the Trust, and reports filed with the SEC and other regulatory authorities (including qualification under state securities or Blue Sky laws of the Trust's shares), and (4) provides the Trust, to the extent not provided pursuant to such agreements, with adequate office space and equipment and certain related services in Chicago.

For the fiscal periods ended November 30 as indicated, Goldman Sachs received fees under the Administration Agreement (after fee waivers) in the amount of:

                                   1997           1996          1995
                                 ----------    ----------    ----------
Government Select Portfolio      $1,048,482    $  897,049    $  751,804
Government Portfolio              1,208,401     1,036,172       895,112
Diversified Assets Portfolio      3,082,370     2,079,083     1,928,672
Tax-Exempt Portfolio                749,232       885,446       828,163

In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceed a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during the current fiscal year, Goldman Sachs will waive a portion of its administration fees during the following fiscal year. This undertaking may be terminated by Goldman Sachs at any time without the consent of the Trust or the shareholders. There have been no waivers pursuant to this agreement during the last three fiscal periods.

Goldman Sachs has agreed for the current fiscal year to reimburse each Portfolio for the sum of the Portfolio expenses (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser and transfer agent, payments under the service plans for the Portfolios' Service and ________ share charges, and extraordinary expenses) which exceed on an annualized basis .10% of each Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking is contractual with respect to all Portfolios.

Effective April 1, 1998, (upon the offering of the Service and Premier Shares), Goldman Sachs will reimburse "other expenses" of each Portfolio (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and transfer agent, payments under the service plans for Services and Premier Shares and certain extraordinary expenses) exceeds on an annualized basis .10% of each Portfolio's average daily net assets.

For the fiscal periods ended November 30 as indicated, and prior to May 1, 1997, [Goldman Sachs voluntarily agreed to waive a portion of its Administration Fee for each Portfolio resulting in an effective fee of .10% of the average daily net assets for each Portfolio.] The effect of these waivers by Goldman Sachs was to reduce other expenses by the following amounts:

                                        1997         1996         1995
                                      ---------    ---------    ---------
Government Select Portfolio            $360,250     $364,826     $346,936
Government Portfolio                    262,895      305,696      369,546
Diversified Assets Portfolio            477,791            0            0
Tax-Exempt Portfolio                    305,530      382,218      389,481

Effective April 1, 1998, (or commencement of the Service and or premier shares), Goldman Sachs will reimburse "other expenses" of each Portfolio (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as advisor, transfer agent and certain extraordinary expenses) exceeds on an annualized basis .10% of each Portfolio's average net assets.

Unless sooner terminated, the Administration Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the agreement is approved annually
(1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). The Administration Agreement is terminable at any time without penalty by the Trust (upon specified Trustee or shareholder action) on 60 days' written notice to Goldman Sachs and by Goldman Sachs on 60 days' written notice to the Trust.

The Trust has entered into a Distribution Agreement under which Goldman Sachs, as agent, sells shares of each Portfolio on a continuous basis. Goldman Sachs pays the cost of printing and distributing prospectuses to persons who are not shareholders of Trust shares (excluding preparation and typesetting expenses) and of all other sales presentations, mailings, advertising and other distribution efforts. No compensation is payable by the Trust to Goldman Sachs for such distribution services.

The Administration Agreement and the Distribution Agreement provide that Goldman Sachs may render similar services to others so long as its services under such Agreements are not impaired thereby. The Administration Agreement provides that the Trust will indemnify Goldman Sachs against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Administration Agreement and Distribution Agreement) or, in lieu thereof, contribute to resulting losses.

Counsel and Auditors

Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to the Trust.

Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP prepares the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases

Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

                            PERFORMANCE INFORMATION


From time to time the Trust may advertise quotations of "yields" and "effective yields" with respect to each Portfolio's Shares, and "tax-equivalent yields" with respect to Shares of the Government Select Portfolio and Tax-Exempt Portfolio computed in accordance with a standardized method, based upon the seven-day period ended on the date of calculation. In arriving at such quotations as to "yield," the Trust first determines the net change during the period in the value of a hypothetical pre-existing account having a balance of one Share at the beginning of the period (such net change being inclusive of the value of any additional Shares issued in connection with distributions of net investment income as well as net investment income accrued on both the original Share and any such additional Shares, but exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation), then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

The "effective yield" with respect to the Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

"Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the product to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield, if more than one stated income tax rate is used.

Quotations of yield, effective yield and tax-equivalent yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern, its affiliates or correspondent banks on their customers in connection with investments in Shares of the Portfolios are not reflected in the calculation of yields for the Portfolios.

The annualized yield of each Portfolio with respect to Shares for the seven-day period ended November 30, 1997 was as follows:

                                              Effective     Tax-Equivalent
                                    Yield       Yield           Yield
                                    -----     ---------     --------------
Government Select
  Portfolio                         5.39%       5.53%           N/A
Government Portfolio                5.29        5.43            N/A
Diversified Assets
  Portfolio                         5.41        5.56            N/A
Tax-Exempt Portfolio                3.57        3.63            5.91%

The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Administrator and Distributor" and "-- Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Shares for the same seven-day period would have been as follows:

                                                     Effective    Tax-Equivalent
                                         Yield         Yield           Yield
                                         -----       ---------    --------------
Government Select
  Portfolio                              5.20%          5.33%           N/A
Government Portfolio                     5.27           5.41            N/A
Diversified Assets
  Portfolio                              5.40           5.55            N/A
Tax-Exempt Portfolio                     3.53           3.59            5.84%

Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a Portfolio as compared to other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

Each Portfolio may also quote from time to time its total return in accordance with SEC regulations.

The yields and total return returns of the Portfolios Service Shares and Premier Shares are calculated separately from the calculations of the yield and total return of the Shares described in this Additional Statement.

                           AMORTIZED COST VALUATION

As stated in the Prospectus, each Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to Northern, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or Northern believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

Rule 2a-7 requires that each Portfolio limit its investments to instruments which Northern determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 13 months. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reason ably practicable.

                             DESCRIPTION OF SHARES

The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in different investment portfolios. The Trustees may hereafter create series in addition to the Trust's existing eighteen series which represent interests in the eighteen respective portfolios. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into additional series or subseries within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Portfolios: Shares, Service Shares and Premier Shares. This Additional Statement ((and the ----- Paragraphs) relate only to the class of shares of the four Portfolios discussed herein. For information on the other share classes in the Portfolios and on the Trust's other investment portfolios call Goldman Sachs at the toll-free number on page 1. Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "Investing-Redemption of Shares" in the Prospectus and under "Amortized Cost Valuation" in this Additional Statement. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

     The Trust is not required to hold annual meetings of Shareholders and does not intend to hold such meetings. In the event that a meeting of Shareholders is held, each share of the Trust will entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share to one vote for each dollar of net asset value represented by such Shares on all matters presented to Shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of Shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the Shares entitled to vote at such meeting. The Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agent and such other matters as the Trustees may determine or may be required by law.

     The Trust authorizes the Trustees, without approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agent also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the Shareholders of any class into one or more separate groups and to provide for the different treatment of Shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of Shareholders that are so classified.

    The Trust Agent permits the Trustees to amend the Trust Agent without a Shareholder vote. However, Shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of Shareholders;
(ii) that is required by law to be approved by Shareholders; (iii) that would amend the voting provisions of the Trust Agent; or (iv) that the Trustees determine to submit to Shareholders.

     The Trust Agent permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected Shareholders at a meeting of Shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without Shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its Shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or any series or class thereof, or affecting assets of the type in which it invests; or
(iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles a shareholder of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.


The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agent provides that a Shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) Shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding Shares of the Trust, or 10% of the outstanding Shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trust Agent also provides that no person, other than the Trustees, who is not a Shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request any may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisers to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's Shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees (a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Dalaware Trust.

Shares are held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks who have invested in the Portfolios. As of March 11, 1998, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios as of March 11, 1998:

                                                                  Percentage of
                                                   Number of      Outstanding
                                                   Shares         Shares
                                                   ------         ------
GOVERNMENT SELECT PORTFOLIO

Cape Cod Bank & Trust                              70,714,501     5.16%
Arcadia Trust, N.A.                                73,222,900     5.35%

TAX-EXEMPT PORTFOLIO
HCI Incorporated                                   60,284,233     9.10%


ADDITIONAL INFORMATION CONCERNING TAXES

General

Each Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. By following this policy, each Portfolio expects to eliminate or reduce to a nominal amount the Federal income taxes to which it may be subject. If for any taxable year a Portfolio does not qualify for the special Federal tax treatment afforded regulated investment companies, all of the Portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the Portfolio's distributions (including amounts derived from interest on Municipal Instruments in the case of the Tax-Exempt Portfolio) would be taxable as ordinary income for Federal income tax purposes to the Portfolio's shareholders, to the extent of its current and accumulated earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareholders.

In order to qualify as a regulated investment company for a taxable year under the Code, each Portfolio must comply with certain requirements. First, each Portfolio must distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income (if any) (the "Distribution Requirement"). At least 90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies (the "Income Requirement"). Finally, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

Each Portfolio will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Portfolio's taxable year.

Ordinary income of individuals (including short-term capital gains) is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Under the Taxpayer Relief Act of 1997, for capital gains on securities recognized after July 28, 1997, the maximum tax rate for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but not longer than 18 months, the maximum tax rate on capital gains continues to be 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum marginal rate of 35%.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

Special Tax Considerations Pertaining to the Tax-Exempt Portfolio

As described above and in the Prospectus, the Tax-Exempt Portfolio is designed to provide investors with current tax-exempt interest income. The Portfolio is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolio may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

In order for the Tax-Exempt Portfolio to pay Federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Portfolio and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by the Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Portfolio with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.

Interest on indebtedness incurred by a shareholder to purchase or carry Portfolio shares generally is not deductible for Federal income tax purposes if the Portfolio's distributions are not subject to Federal income tax.

Foreign Investors

Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net interest income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends, provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in the Trust.


Conclusion

The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.


                                   OTHER INFORMATION

The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern and Goldman Sachs, payments under the ----- plan for the Portfolios Service Shares and Premium Shares, brokerage fees and commissions, any portfolio losses, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax services and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% or the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.


                             FINANCIAL STATEMENTS


The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1997 (the "Annual Report") are hereby incorporated herein by reference. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance", are incorporated by reference herein. Copies of the Annual Report may be obtained by writing to Goldman, Sachs & Co., Funds Group, 4900 Sears Tower, Chicago, IL 60606, or by calling Goldman, Sachs toll-free at 800-621-2550.

                                  APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Inc., a division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch") and Thomson BankWatch, Inc. ("TBW").

Long-Term Corporate and Tax-Exempt Debt Ratings

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. The notation (P) when applied to forward delivery bonds indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates that the obligor's capacity to meet its financial commitment or the obligation is an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P demonstrate that the obligor's capacity to meet its financial commitment or the obligation is strong, and differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. S&P may attach the rating "r" to highlight derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks.

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered

                                      1-A
to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of TBW for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be extremely high. Bonds rated AA indicate a very strong ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. TBW does not rate tax-exempt bonds.

Tax-Exempt Note Ratings

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade. MIG-1/VMIG-1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P describes its SP-1 rating of municipal notes as follows: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation." Municipal notes rated SP-2 are deemed to have satisfactory capacity to pay principal and interest.


                                      2-A

D&P uses the fixed-income ratings described above under "Corporate and Tax-Exempt Bond Ratings" for tax-exempt notes and other short-term obligations.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper and municipal and investment notes. The highest ratings of Fitch for short-term securities are F1+, F1 and F2. F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+. F2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F1+ and F1 ratings.

TBW does not rate tax-exempt notes.

Short-Term Corporate and Tax-Exempt Debt Ratings

Short-term ratings, set forth below (except TBW's), are applied to tax-exempt as well as taxable debt.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. The A-1 designation indicates that the obligor's capacity to meet its financial commitment is strong. Those issues for which the obligor's capacity to meet its financial commitment is extremely strong will be denoted with a plus (+) sign designation. The A-2 designation indicates that the obligor's capacity to meet its financial commitment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The two highest ratings of D&P for commercial paper are D-1 and D-2. D&P employs three designations, D-1 plus, D-1 and D-1 minus, within the highest rating category. D-1 plus indicates highest certainty of timely payment. Short-term liquidity including internal operating factors, and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term

                                      3-A
obligations. D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. D-1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch uses the short-term ratings described above under "Tax-Exempt Note Ratings" for commercial paper.

TBW's short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated debt instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers and other financial institutions. The two highest short-term ratings of TBW are TBW-1 and TBW-2. Debt rated TBW-1 indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The TBW-2 designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

                                      4-A

The
Benchmark Funds

Money
Market
Portfolios



                                           Annual Report
                                       November 30, 1997

The Benchmark Funds
Money Market Portfolios

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Management's Discussion of Portfolio Performance...........................   2
Voting Results of Special Meeting of Unitholders...........................   3
Statements of Investments
  Investment Abbreviations and Notes.......................................   4
  Diversified Assets Portfolio.............................................   5
  Government Portfolio.....................................................   9
  Government Select Portfolio..............................................  10
  Tax-Exempt Portfolio.....................................................  11
Statements of Assets and Liabilities.......................................  16
Statements of Operations...................................................  17
Statements of Changes in Net Assets........................................  18
Financial Highlights.......................................................  19
Notes to the Financial Statements..........................................  23
Report of Independent Auditors.............................................  25

--------------------------------------------------------------------------------

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE


BENCHMARK DIVERSIFIED ASSETS PORTFOLIO
BENCHMARK GOVERNMENT PORTFOLIO
BENCHMARK GOVERNMENT SELECT PORTFOLIO

With respect to interest rate changes, the Federal Reserve was fairly quiet during the fiscal year. The only change came on March 25, 1997, when the Fed implemented a quarter-point interest rate increase. What had a greater impact on interest rates was the Asian market crisis, which resulted in economic instability and the devaluation of currencies throughout the region. Consequently, there was a flight to quality in the U.S. market, where interest rates fell consistently and dramatically despite a robust economy. Yield curves flattened, and in some sectors they inverted.
  During the first half of the fiscal year, the government portfolios maintained average maturities that were short of their peer groups. We shifted our strategy in the second half, as we extended the portfolios' average maturities relative to their peer groups. We also implemented a barbell strategy during the year, whereby shorter-term securities were purchased for liquidity and longer-term securities were added for their yield advantages. This strategy also provided a hedge against deflation. We will continue with this strategy as long as the Federal Reserve maintains a tightening bias.
  We did not make many changes in the investment composition of the Diversified Assets Portfolio during the fiscal year. The heaviest concentration of securities continues to be in tier one commercial paper, where there is the greatest yield advantage. At the end of the fiscal year, the Portfolio's average maturity was 45 days, which remains consistent with other money market funds with the same investment structure. Providing liquidity, maintaining a high credit quality and offering an attractive yield remain the primary goals for the Portfolio.

                        MARY ANN FLYNN
                        VALERIE LOKHORST
                        Portfolio Managers


BENCHMARK TAX-EXEMPT MONEY MARKET PORTFOLIO

The Portfolio continued to benefit from a barbell maturity strategy during fiscal 1997. Due to our belief that the Federal Reserve would hold interest rates relatively stable during 1997, we "barbelled" the Portfolio with very short-term and one-year securities. This enabled us to extend the Portfolio's average maturity longer than that of its peer group and still keep it responsive to any change in short-term interest rates. The yield curve in the short-term tax-exempt market was flat, especially inside of six months. As a result, the one-year paper added increased yield to the Portfolio.
  The short-term, tax-exempt market is a technically driven, cyclical market. There are certain times of the year (such as tax time, calendar year-end, and the end of June and the first part of July) when our market has wide swings in both assets and yields. We have to anticipate these cycles and be able to manage the volatile swings in assets and yields.
  We have shortened the Portfolio's average maturity to a level that is about equal to that of the Portfolio's peer group. We did this because we believe that recent economic data point to an increased likelihood of the Federal Reserve raising interest rates in early 1998. Our current maturity structure should allow the Portfolio to better respond to any increase in interest rates.

                        BRAD SNYDER
                        Portfolio Manager

Units of The Benchmark Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by The Northern Trust Company, its parent company, or its affiliates, and are not Federally insured or guaranteed by the U.S. Government, Federal Deposit Insurance Corporation, Federal Reserve Board, or any other governmental agency. The Benchmark Money Market Portfolios seek to maintain a net asset value of $1.00 per unit, but there can be no assurance that they will be able to do so on a continuous basis.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
VOTING RESULTS OF SPECIAL MEETING OF UNITHOLDERS
At a Special Meeting of Unitholders of the Trust (the "Meeting") called on September 2, 1997 the following actions were taken:
 (1) The following individuals were elected to serve on the Board of Trustees by the unitholders of all Portfolios of the Trust voting together in the aggregate:

                                                                                   Number of
                                       Number of                                     Votes
Name of Trustee                        Votes For                                    Withheld
---------------------------------------------------------------------------------------------
Richard G. Cline                     4,342,632,239                                 76,704,013
Edward J. Condon                     4,342,191,351                                 77,144,902
John W. English                      4,342,191,351                                 77,144,902
James J. Gavin, Jr.                  4,328,946,859                                 90,389,394
Sandra P. Guthman                    4,342,187,348                                 77,148,905
Frederick T. Kelsey                  4,333,070,647                                 86,265,606
William H. Springer                  4,342,190,200                                 77,146,053
Richard P. Strubel                   4,342,191,351                                 77,144,902
---------------------------------------------------------------------------------------------

 (2) The approval of the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending November 30, 1997 was ratified by all the unitholders of all Portfolios of the Trust voting together in the aggregate as follows:

                                      Votes
  Votes For                          Against                                             Abstained
---------------------------------------------------------------------------------------------------
4,355,519,334                        26,510                                              63,790,409
---------------------------------------------------------------------------------------------------

 (3) An Agreement and Plan of Reorganization pursuant to which each Portfolio will be reorganized as a series of a Delaware business trust also named The Benchmark Funds was approved by all Portfolios (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                    Votes
Portfolio             Votes For    Against   Abstained
-------------------------------------------------------
Diversified Assets  2,169,328,872 18,710,077 66,235,452
Government            771,222,693  2,446,373 14,450,129
Government Select     752,884,534 27,326,299  3,860,430
Tax-Exempt            457,004,195 52,066,122  1,850,666
-------------------------------------------------------

 (4)(a) A new fundamental investment policy regarding investments in other investment company securities was approved by each of the Portfolios (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                    Votes
Portfolio             Votes For    Against   Abstained
-------------------------------------------------------
Diversified Assets  2,123,578,581 64,486,878 66,208,941
Government            746,076,038 27,593,028 14,450,129
Government Select     709,474,162 66,009,547  8,587,554
Tax-Exempt            494,813,160 14,257,157  1,850,666
-------------------------------------------------------

 (4)(b) A related amendment to the Trust's Declaration of Trust was approved by all the unitholders of all Portfolios of the Trust voting together in the aggregate as follows:

                                      Votes
  Votes For                          Against                                           Abstained
-------------------------------------------------------------------------------------------------
4,221,718,223                      101,504,918                                         96,113,107
-------------------------------------------------------------------------------------------------

 (5) A new fundamental investment restriction for each diversified Portfolio concerning issuer diversification was approved by each of the Portfolios (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                    Votes
Portfolio             Votes For    Against   Abstained
-------------------------------------------------------
Diversified Assets  2,119,251,232 65,501,623 69,521,546
Government            765,905,734  7,763,331 14,450,129
Government Select     777,184,660  3,097,875  3,788,729
Tax-Exempt            458,948,766 51,876,581     95,635
-------------------------------------------------------

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
INVESTMENT ABBREVIATIONS AND NOTES:
ADP  --Automatic Data Processing
AMBAC--American Municipal Bond Assurance Corp.
AMT  --Alternative Minimum Tax
BAN  --Bond Anticipation Note
BTP  --Bankers Trust Partnership
Colld.--Collateralized
CP   --Commercial Paper
COP  --Certificate of Participation
FGIC --Financial Guaranty Insurance Corp.
FHLB --Federal Home Loan Bank
FNMA --Federal National Mortgage Association
FRN  --Floating Rate Note
FSA  --Financial Security Assurance Corp.
GO   --General Obligation
Gtd. --Guaranteed

GNMA --Government National Mortgage Association
HDA  --Housing Development Authority
IDA  --Industrial Development Authority
IDR  --Industrial Development Revenue
LOC  --Letter of Credit
MBIA --Municipal Bond Insurance Association
ML SG--Merrill Lynch/Societe Generale
NA   --National Association
P-Floats--Puttable Floating Rate Security
PCR  --Pollution Control Revenue
RAN  --Revenue Anticipation Note
Soc Gen--Societe Generale
TOB  --Tender Option Bond
TRAN --Tax and Revenue Anticipation Note
VRDN --Variable Rate Demand Note

 . The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

 . Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

 . Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

 . Amortized cost also represents cost for federal income tax purposes.

 . Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
------------------------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
------------------------------------------------------
       DIVERSIFIED ASSETS PORTFOLIO
 BANK NOTES--3.9%
           Bayerische
           Landesbank
 $28,000     6.150% 08/14/98   $   28,058
           First National
           Bank of Boston
  15,000     5.690  04/09/98       15,000
           First Wachovia
           Bank, North
           Carolina
  30,000     6.100  04/06/98       29,990
           Huntington
           National Bank,
           Columbus
  23,000     5.800  09/22/98       22,985
           Key Bank
   9,000     5.580  12/15/97        8,981
           Morgan Guaranty
           Trust Co.
  30,000     5.965  06/22/98       29,994
           Sun Trust Bank
  20,000     5.830  07/14/98       19,993
------------------------------------------------------
 TOTAL BANK NOTES              $  155,001
------------------------------------------------------
 CERTIFICATES OF DEPOSIT--11.3%
 DOMESTIC DEPOSITORY INSTITUTIONS--3.2%
           Bankers Trust New
           York Corp.
 $50,000     5.880% 07/14/98   $   49,991
           First Tennessee
           Bank
  38,000     5.550  12/05/97       38,000
  24,000     5.580  12/23/97       24,000
           Huntington
           National Bank,
           Columbus
  16,000     5.890  09/18/98       15,996
                               ----------
                                  127,987
                               ----------
 FOREIGN DEPOSITORY INSTITUTIONS--8.1%
           Bank of Tokyo-
           Mitsubishi, London
  23,000     5.600  12/29/97       23,000
  10,000     5.770  12/29/97        9,999
  10,000     5.950  02/17/98       10,000
           Barclays Bank, New
           York
  25,000     5.940  06/25/98       24,992
           Canadian Imperial
           Bank of Commerce,
           New York
  25,000     5.625  04/07/98       25,000
  25,000     5.650  04/07/98       25,000
  24,000     5.940  10/21/98       23,989
           National
           Westminster Bank,
           New York
  15,000     5.940  06/26/98       14,995
           Norinchukin Bank,
           New York
  40,000     5.570  12/10/97       40,000
           Societe Generale,
           New York
  20,000     5.800  01/13/98       19,998
  14,000     5.870  03/03/98       13,999
  45,000     5.890  07/17/98       45,004
           Sumitomo Bank
           Ltd., New York
  16,000     5.580  12/09/97       16,000
  26,000     5.660  12/15/97       26,000
                               ----------
                                  317,976
------------------------------------------------------
 TOTAL CERTIFICATES OF DE-
  POSIT                        $  445,963
------------------------------------------------------

           Description
-----------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
-----------------------------------------
 COMMERCIAL PAPER--52.5%
 ASSET-BACKED SECURITIES--24.3%
           ABC Funding
 $15,000     5.680% 06/01/98   $   14,569
           AESOP Funding
   2,800     5.750  01/15/98        2,780
           Ascot Capital
           Corp.
   8,000     5.650  12/22/97        7,974
   3,250     5.560  01/15/98        3,227
           Amsterdam Funding
  18,000     5.540  12/19/97       17,950
           Barton Capital
           Corp.
   9,300     5.600  12/22/97        9,270
  20,000     5.750  01/16/98       19,853
  15,000     5.750  01/23/98       14,873
           Centric Funding
  23,000     5.650  12/05/97       22,986
  15,000     5.650  12/09/97       14,981
  38,420     5.650  12/10/97       38,366
           Cooperative
           Association of
           Tractor Dealers,
           Series: A
  13,900     5.750  02/19/98       13,722
           Corporate
           Receivables Corp.
  60,000     5.650  12/01/97       60,000
           CPI Funding
  46,558     5.670  05/26/98       45,267
           CXC, Inc.
  13,088     5.750  01/16/98       12,992
  12,500     5.600  01/27/98       12,389
           Galleon Capital
           Corp.
   7,500     5.570  12/03/97        7,498
   8,488     5.670  12/12/97        8,473
           Gotham Funding
           Corp.
  25,000     5.550  12/03/97       24,992
  15,914     5.550  12/05/97       15,904
           Eureka
           Securitization,
           Inc.
  10,000     5.550  12/18/97        9,974
           Lexington Parker
           Capital Company
           LLC
  35,000     5.540  12/01/97       35,000
  26,000     5.650  12/16/97       25,939
   7,000     5.570  01/30/98        6,935
           Pooled Account
           Receivable Corp.
   7,032     5.670  12/15/97        7,016
  25,974     5.620  12/18/97       25,905
           Ranger Funding
           Corp.
   5,500     5.540  12/19/97        5,485
  15,000     5.740  02/10/98       14,830
           R.O.S.E., Inc.
  15,000     5.650  02/05/98       14,845
  26,000     5.730  02/27/98       25,636
           R.O.S.E., Inc. #2
  22,999     5.690  02/04/98       22,763
           SALTS (II) Cayman
           Islands Corp.
  24,000     5.769  12/18/97       24,000

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
-----------------------------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
-----------------------------------------------------------
                    DIVERSIFIED ASSETS PORTFOLIO--CONTINUED
 ASSET-BACKED SECURITIES--CONTINUED
           SALTS (III) Cayman
           Islands Corp.
 $ 25,000    6.065% 12/18/97   $   25,000
   70,000    5.944  01/23/98       70,000
           Thames Assets
           Global
           Securitization
   23,000    5.800  01/20/98       22,815
   20,000    5.750  02/17/98       19,751
   30,000    5.780  02/23/98       29,595
    9,000    5.750  02/25/98        8,876
           Trident Capital
           Finance, Inc.
   30,000    5.600  01/21/98       29,762
           Variable Funding
           Capital
    7,557    5.700  12/05/97        7,552
   15,125    5.650  12/22/97       15,075
   70,000    5.750  01/20/98       69,441
   16,500    5.730  02/26/98       16,272
           WCP Funding, Inc.
   10,000    5.750  01/16/98        9,927
           Windmill Funding
           Corp.
   10,000    5.750  01/30/98        9,904
           Wood Street
           Funding Corp.
    5,315    5.550  12/16/97        5,303
   20,000    5.600  01/21/98       19,841
   14,000    5.600  01/26/98       13,878
                               ----------
                                  959,386
                               ----------
 BUSINESS SERVICES--2.2%
           Sanwa Business
           Credit Corp.
   20,000    5.560  12/18/97       19,948
   65,000    5.560  12/19/97       64,820
                               ----------
                                   84,768
                               ----------
 COMMUNICATIONS--1.7%
           MCI Communications
           Corp.
    7,500    5.600  12/12/97        7,487
   23,000    5.650  12/16/97       22,946
   22,700    5.610  12/22/97       22,626
   12,500    5.820  01/23/98       12,393
                               ----------
                                   65,452
                               ----------
 ELECTRIC SERVICES--0.5%
           CSW Credit, Inc.
    6,003    5.800  01/13/98        5,961
           Edison
           International
   15,000    5.670  12/08/97       14,983
                               ----------
                                   20,944
                               ----------
 ELECTRONIC AND OTHER
  ELECTRICAL COMPONENTS--0.6%
           General Electric
           Capital Corp.
   24,000    5.700  12/01/97       24,000
                               ----------

           Description
-------------------------------------------
 Principal           Maturity     Amortized
  Amount   Rate      Date              Cost
-------------------------------------------
 FOOD AND KINDRED PRODUCTS--
  1.2%
           Bass Finance
           (C.I.) Ltd.
 $  1,411    5.670%  12/18/97    $    1,407
           Cofco Capital
           Corp. (Credit
           Suisse LOC)
   15,000    5.550   12/03/97        14,995
   15,000    5.600   12/19/97        14,958
   15,000    5.740   01/28/98        14,861
                                 ----------
                                     46,221
                                 ----------
 FOREIGN DEPOSITORY
  INSTITUTIONS--0.8%
           Banco Real S.A.,
           Grand Cayman
           Islands
   15,000    5.650   04/16/98        14,680
           Nacional
           Financiera,
           S.N.C.,
           Grand Cayman
           Islands
   15,000    5.700   05/13/98        14,613
                                 ----------
                                     29,293
                                 ----------
 GENERAL MERCHANDISE STORES--0.6%
           Sears Roebuck
           Acceptance Corp.
   25,000    5.550   03/13/98        24,607
                                 ----------
 INSURANCE CARRIERS--1.7%
           AON Corp.
    9,000    5.670   12/01/97         9,000
           Equitable of Iowa
           Cos.
   10,000    5.750   01/13/98         9,931
           Lincoln National
           Corp.
    3,250    5.550   01/15/98         3,227
           Special Purpose
           Accounts
           Receivable
   30,000    5.750   02/26/98        29,583
           Torchmark, Inc.
   16,000    5.650   12/08/97        15,982
                                 ----------
                                     67,723
                                 ----------
 MEASURING, ANALYZING AND
  CONTROL INSTRUMENTS--2.2%
           Xerox Overseas
           Holdings
   88,000    5.650   12/01/97        88,000
                                 ----------
 MISCELLANEOUS RETAIL--0.1%
           Mont Blanc Capital
    3,450    5.700   12/04/97         3,448
                                 ----------
 NONDEPOSITORY BUSINESS
  CREDIT INSTITUTIONS--2.2%
           FBA Properties,
           Inc. (NationsBank
           Georgia LOC)
    4,300    5.650   12/10/97         4,294
           Finova Capital
           Corp.
   25,000    5.630   02/18/98        24,691
   10,000    5.700   03/12/98         9,840
   15,000    5.700   03/16/98        14,751
           Heller Financial
   34,000    5.650   12/16/97        33,920
                                 ----------
                                     87,496
                                 ----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
-----------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
-----------------------------------------
 NONDEPOSITORY PERSONAL
  CREDIT INSTITUTIONS--2.6%
           American General
           Finance Corp.
 $ 54,500    5.730% 12/01/97   $   54,500
           Countrywide Home
           Loans
   27,750    5.650  12/05/97       27,733
           Green Tree
           Financial Corp.
   20,000    5.910  01/23/98       19,826
                               ----------
                                  102,059
                               ----------
 TRANSPORTATION--10.2%
           BMW US Capital
           Corp.
   15,000    5.550  12/15/97       14,968
           Chrysler Financial
           Corp.
  100,000    5.600  12/22/97       99,673
   25,000    5.600  12/23/97       24,914
           Ford Credit
           Canada, Ltd.
   12,000    5.750  02/23/98       11,839
   25,000    5.750  02/26/98       24,653
   10,000    5.760  03/03/98        9,853
           Ford Motor Credit
           Corp.
   20,000    5.700  12/01/97       20,000
           General Motors
           Acceptance Corp.
   10,000    5.550  12/04/97        9,995
   15,000    5.540  12/11/97       14,977
   20,000    5.690  02/10/98       19,776
   50,000    5.780  02/19/98       49,358
   15,000    5.650  03/05/98       14,779
   10,000    5.590  03/12/98        9,843
   25,000    5.580  03/31/98       24,535
   10,000    5.660  04/15/98        9,788
   15,000    5.740  04/15/98       14,677
    6,000    5.670  04/16/98        5,871
           Mitsubishi Motors
           Credit of America,
           Inc.
   21,000    5.750  12/18/97       20,943
                               ----------
                                  400,442
                               ----------
 WATER SERVICES--0.2%
           Browning Ferris
           Industries
   10,000    5.600  12/18/97        9,974
                               ----------
 WHOLESALE TRADE-DURABLE
  GOODS--1.4%
           Newell Co.
   31,000    5.600  12/05/97       30,981
           Sinochem American
           Holdings, Inc.
   25,000    5.750  12/05/97       24,984
                               ----------
                                   55,965
-----------------------------------------
 TOTAL COMMERCIAL PAPER        $2,069,778
-----------------------------------------

           Description
-----------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
-----------------------------------------
 CORPORATE NOTES--6.2%
           Associates Corp.
           NA
 $ 50,000    5.600% 03/02/98   $   49,991
           Beta Finance
   10,000    6.000  10/27/98       10,000
           CIT Group Holdings
   20,000    6.750  04/30/98       20,065
           Crozer Keystone
           Health System
    7,600    5.730  12/03/97        7,600
           General Electric
           Engine Receivables
           1995-1 Trust FRN
   17,374    5.600  12/01/97       17,374
           General Electric
           Engine Receivables
           1996-1 Trust
   34,732    5.678  12/01/97       34,732
           Key Bank NA
   25,000    6.190  04/13/98       24,995
           Key Bank NA FRN
   51,000    5.515  03/19/98       51,000
           Morgan Stanley
           Trust Certificates
           1996-2
   27,904    5.725  12/23/97       27,905
-----------------------------------------
 TOTAL CORPORATE NOTES         $  243,662
-----------------------------------------
 EURODOLLAR TIME DEPOSITS--
  9.4%
           Banque Brussels
           Lambert, Grand
           Cayman Islands
 $ 50,000    5.750% 12/01/97   $   50,000
           Banque Paribas,
           Grand Cayman
           Islands
   70,000    5.688  12/01/97       70,000
           Bayerische
           Landesbank
           Girozentrale,
           London
    2,000    5.750  12/29/97        2,000
           Berliner Handels
           Und Frankfurter,
           Grand Cayman
           Islands
   50,000    5.688  12/01/97       50,000
           Den Danske Bank,
           Grand Cayman
           Islands
   75,000    5.563  12/01/97       75,000
           Kredietbank, Grand
           Cayman Islands
  125,000    5.688  12/01/97      125,000
-----------------------------------------
 TOTAL EURODOLLAR TIME DEPOS-
  ITS                          $  372,000
-----------------------------------------
 GUARANTEED INVESTMENT CON-
  TRACTS--3.2%
           General American
           Life Insurance Co.
           FRN
 $ 75,000    5.850% 12/23/97   $   75,000
           Integrity Life
           Insurance Co. FRN
   15,000    5.950  01/01/98       15,000
           Transamerica Life
           Insurance and
           Annuity Co. FRN
   35,000    5.641  12/01/97       35,000
-----------------------------------------
 TOTAL GUARANTEED INVESTMENT
  CONTRACTS                    $  125,000
-----------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
-----------------------------------------------------------
 Principal           Maturity     Amortized
  Amount   Rate      Date              Cost
-----------------------------------------------------------
                    DIVERSIFIED ASSETS PORTFOLIO--CONTINUED
 MUNICIPAL INVESTMENTS--5.2%
           City of
           Minneapolis-St.
           Paul (Minnesota)
           Metro Airport GO
           Bond
 $ 28,930    5.756%  12/01/97    $   28,930
           City of Seattle
           (Washington) Ltd.
           GO Bond, Series C
   46,525    5.667   12/03/97        46,525
           County of Kern
           (California)
           Pension Obligation
   18,000    5.828   12/01/97        18,000
           County of Los
           Angeles
           (California)
           Pension Obligation
   40,000    5.880   12/04/97        40,000
           County of Sonoma
           (California)
           Pension Obligation
   22,800    5.980   12/01/97        22,800
           Health Insurance
           Plan of Greater
           New York
   23,500    5.650   12/03/97        23,500
           State of New
           Jersey Economic
           Development
           Authority
   25,000    5.728   12/03/97        25,000
-----------------------------------------------------------
 TOTAL MUNICIPAL INVESTMENTS     $  204,755
-----------------------------------------------------------
 U.S. GOVERNMENT AGENCY--0.9%
 FHLB DISCOUNT NOTE
 $ 35,194    5.600%  12/01/97    $   35,194
-----------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCY    $   35,194
-----------------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--
  0.3%
 U.S. TREASURY BILL
 $ 10,000    5.135%  09/17/98    $    9,586
-----------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATION                         $    9,586
-----------------------------------------------------------
 REPURCHASE AGREEMENTS--8.9%
 REPURCHASE AGREEMENTS--7.6%
           HSBC Securities,
           Inc., Dated
           11/28/97,
           Repurchase Price
           $100,048
           (U.S. Government
           Securities Colld.)
 $100,000    5.720%  12/01/97    $  100,000
           Merrill Lynch
           Government
           Securities, Inc.,
           Dated 11/28/97,
           Repurchase Price
           $200,093 (U.S.
           Government
           Securities Colld.)
  200,000    5.600   12/01/97       200,000
                                 ----------
                                    300,000
                                 ----------
 JOINT REPURCHASE AGREEMENT--1.3%
           UBS Securities,
           Inc., Dated
           08/29/97
           (U.S. Government
           Securities Colld.)
           Accrued Interest
           $146
   50,000    5.690   12/01/97        50,000
-----------------------------------------------------------
 TOTAL REPURCHASE AGREEMENTS     $  350,000
-----------------------------------------------------------
 TOTAL INVESTMENTS--101.8%       $4,010,939
-----------------------------------------------------------
 Liabilities, less other
  assets--(1.8)%                    (69,353)
-----------------------------------------------------------
 NET ASSETS--100.0%              $3,941,586
-----------------------------------------------------------
-----------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
--------------------------------------------------
 Principal   Interest    Maturity Amortized
  Amount       Rate        Date      Cost
--------------------------------------------------
                              GOVERNMENT PORTFOLIO
 U.S. GOVERNMENT AGENCIES--57.2%
 FHLB DISCOUNT NOTES--30.5%
 $ 95,895    5.332%      12/01/97 $   95,895
   50,000    5.352       12/01/97     50,000
   75,000    5.402       12/01/97     75,000
  100,000    5.553       12/01/97    100,000
                                  ----------
                                     320,895
                                  ----------
 FHLB MEDIUM TERM NOTES--18.5%
   67,000    5.720       07/07/98     66,979
   82,000    5.715       07/21/98     81,986
   17,500    5.710       10/01/98     17,502
    7,765    5.690       10/02/98      7,760
   10,230    5.792       10/23/98     10,234
   10,000    5.775       10/30/98      9,999
                                  ----------
                                     194,460
                                  ----------
 FANNIE MAE MEDIUM TERM NOTE--0.5%
    5,000    5.630       08/14/98      4,992
                                  ----------
 OVERSEAS PRIVATE INVESTMENT CORP. FRN--
  4.3%
   45,800    5.660       12/03/97     45,800
                                  ----------
 SLM HOLDING CORP. MEDIUM TERM NOTES--3.4%
   12,000    5.630       08/06/98     11,992
    6,000    5.600       08/11/98      5,990
    4,475    5.790       09/16/98      4,478
   13,000    5.720       11/20/98     12,993
                                  ----------
                                      35,453
--------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES   $  601,600
--------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--1.0%
 U.S. TREASURY NOTE--1.0%
 $ 10,000    7.250%      02/15/98 $   10,033
--------------------------------------------------
 TOTAL U.S. GOVERNMENT
  OBLIGATION                      $   10,033
--------------------------------------------------

           Description
------------------------------------------
 Principal Interest Maturity    Amortized
  Amount     Rate   Date             Cost
------------------------------------------
 REPURCHASE AGREEMENTS--42.8%
 REPURCHASE AGREEMENTS--38.0%
           Donaldson, Lufkin,
           & Jenrette
           Securities, Inc.,
           Dated 11/28/97,
           Repurchase Price
           $100,047 (U.S.
           Government
           Securities Colld.)
 $100,000    5.625% 12/01/97   $  100,000
           HSBC Securities,
           Inc., Dated
           11/28/97,
           Repurchase Price
           $200,095 (U.S.
           Government
           Securities Colld.)
  200,000    5.720  12/01/97      200,000
           SBC Capital
           Markets, Dated
           11/28/97,
           Repurchase Price
           $100,047 (U.S.
           Government
           Securities Colld.)
  100,000    5.680  12/01/97      100,000
                               ----------
                                  400,000
                               ----------
 JOINT REPURCHASE AGREEMENT--4.8%
           UBS Securities,
           Inc., Dated
           08/29/97,
           (U.S. Government
           Securities Colld.)
           Accrued Interest
           $134
   50,000    5.690  12/01/97       50,000
------------------------------------------
 TOTAL REPURCHASE AGREEMENTS   $  450,000
------------------------------------------
 TOTAL INVESTMENTS--101.0%     $1,061,633
------------------------------------------
 Liabilities, less other
  assets--(1.0)%                  (10,232)
------------------------------------------
 NET ASSETS--100.0%            $1,051,401
------------------------------------------
------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
-----------------------------------------------------
 Principal            Maturity Amortized
  Amount     Rate       Date      Cost
-----------------------------------------------------
                          GOVERNMENT SELECT PORTFOLIO
 U.S. GOVERNMENT AGENCIES--100.3%
 FEDERAL FARM CREDIT BANK--0.6%
 $  7,000    5.750%   07/01/98 $    6,994
                               ----------
 FEDERAL FARM CREDIT BANK DISCOUNT
  NOTES--6.5%
   28,000    5.463    12/15/97     27,941
   53,000    5.457    12/17/97     52,872
                               ----------
                                   80,813
                               ----------
 FHLB--14.9%
   64,000    5.720    07/07/98     63,980
   54,000    5.715    07/21/98     53,992
   11,150    5.710    10/01/98     11,151
    8,340    5.690    10/02/98      8,334
   22,875    5.700    10/23/98     22,862
   24,000    5.775    10/30/98     23,998
                               ----------
                                  184,317
                               ----------
 FHLB DISCOUNT NOTES--60.5%
    4,105    5.332    12/01/97      4,105
  193,798    5.603    12/01/97    193,798
   39,000    5.442    12/10/97     38,947
   58,050    5.452    12/10/97     57,971
  144,500    5.461    12/12/97    144,260
   50,000    5.463    12/12/97     49,917
  141,750    5.493    12/17/97    141,406
   38,000    5.503    12/01/97     37,908
   23,184    5.474    12/18/97     23,124
   54,000    5.492    12/19/97     53,852
    4,500    5.502    02/02/98      4,459
                               ----------
                                  749,747
                               ----------
 SLM HOLDING CORP.--4.8%
   10,000    5.535    02/25/98      9,999
   17,000    6.080    08/11/98     16,970
   17,000    5.820    09/16/98     17,008
   15,500    5.720    11/20/98     15,492
                               ----------
                                   59,469
                               ----------

           Description
-------------------------------------------------------------------
 Principal
  Amount/                               Maturity        Amortized
  Shares           Rate                   Date             Cost
-------------------------------------------------------------------
 SLM HOLDING CORP. DISCOUNT NOTES--13.0%
 $46,600     5.444%               12/17/97              $   46,488
  77,000     5.455                12/18/97                  76,803
  38,000     5.468                12/22/97                  37,879
                                                        ----------
                                                           161,170
-------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES                         $1,242,510
-------------------------------------------------------------------
 OTHER INVESTMENT--0.0%
           Dreyfus Treasury Prime Cash Management,
           Class A
     594       --                      --               $      594
-------------------------------------------------------------------
 TOTAL OTHER INVESTMENT                                 $      594
-------------------------------------------------------------------
 TOTAL INVESTMENTS--100.3%                              $1,243,104
-------------------------------------------------------------------
 Liabilities, less other assets--(0.3)%                     (3,711)
-------------------------------------------------------------------
 NET ASSETS--100.0%                                     $1,239,393
-------------------------------------------------------------------
-------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

Description
-----------------------------------------------------------------------------------------------------
Principal                                                Maturity                           Amortized
 Amount                 Rate                               Date                               Cost
-----------------------------------------------------------------------------------------------------
                              TAX-EXEMPT PORTFOLIO
MUNICIPAL INVESTMENTS--93.4%
ALABAMA--0.2%
City of Greenville IDR VRDN,
 Series 1992, Allied-Signal
 Project (FMC Corp. Gtd.)
$ 1,350                 4.000%                           12/07/97                            $  1,350
                                                                                             --------
ALASKA--0.7%
Alaska Housing Finance Corp.
 VRDN, Series 1994, Merrill P-
 Floats, PT-37 (FNMA Securities
 Colld.)
  3,900                 3.950                            12/01/97                               3,900
                                                                                             --------
ARKANSAS--0.1%
County of Jefferson PCR Bond,
 Arkansas Electric Coop. Corp.
 Project D (National Rural
 Utility Coop. Finance Co. Gtd.)
    560                 3.850                            03/01/98                                 560
                                                                                             --------
CALIFORNIA--8.5%
City of Freemont Unified School
 District TRAN, Series 1997
  4,600                 4.250                            06/30/98                               4,609
City of San Marcos Public
 Facilities Authority, Series
 BTP-188, Civic Center Project
 (U.S. Government Securities
 Colld.)
  7,961                 3.950                            03/30/98                               7,961
County of Irvine Ranch Water
 District, Series 1993 B,
 Districts 2, 102, 103, & 206
 (Morgan Guaranty Trust Co. LOC)
  6,000                 3.600                            12/01/97                               6,000
County of Los Angeles TRAN,
 Series A
  5,000                 4.500                            06/30/98                               5,018
County of Riverside TRAN, Series
 A
  5,000                 4.500                            06/30/98                               5,015
County of Sacramento Multifamily
 Housing Revenue VRDN, Series
 1985 C (Dai-Ichi Kangyo Bank
 LOC)
    200                 3.900                            12/07/97                                 200
State of California RAN, Series
 1997 B
 21,000                 4.150                            12/01/97                              21,000
                                                                                             --------
                                                                                               49,803
                                                                                             --------
DISTRICT OF COLUMBIA--0.4%
District of Columbia VRDN,
 Series A, Columbia Hospital for
 Women Project (Bank of Tokyo-
 Mitsubishi LOC)
  2,800                 4.250                            12/07/97                               2,800
                                                                                             --------
FLORIDA--7.9%
County of Alachua Health
 Facilities Authority, Academic
 Research Building Project
 (Barnett Bank LOC)
  2,550                 3.900                            02/09/98                               2,550
County of Broward Housing
 Finance Authority Revenue VRDN
 Sanctuary Park Apts Multifamily
 Project (PNC LOC)
  1,660                 3.900                            12/01/97                               1,660

Description
-----------------------------------------------------------------------------------------------------
Principal                                                Maturity                           Amortized
 Amount                 Rate                               Date                               Cost
-----------------------------------------------------------------------------------------------------
County of Dade School District
 GO VRDN, Series 1994 BTP-66
 (MBIA Insured)
$ 5,535                 4.050%                           12/07/97                            $  5,535
County of Dade Solid Waste
 System Revenue Bond BAN
  5,000                 4.750                            09/01/98                               5,019
County of Orange Health
 Facilities Authority VRDN,
 Mayflower Retirement Community
 Project (Rabobank Group LOC)
  2,000                 4.000                            12/07/97                               2,000
County of Orange Housing Finance
 Authority VRDN, Citicorp Eagle
 Trust Series 1987-A
 (GNMA Securities Colld.)
  5,000                 3.990                            12/07/97                               5,000
Florida State Board of Education
 Capital Outlay Board VRDN,
 Series B, BTP-52 ADP
  5,000                 4.050                            12/07/97                               5,000
Florida State Board of Education
 VRDN, Series 1994 E, Eagle
 Trust No. 940901
 15,500                 4.040                            12/07/97                              15,500
Florida State Board of Education
 VRDN, Series 1991 B, BTP 233
 (U.S. Govt Secs. Colld.)
  4,000                 3.800                            12/08/97                               4,000
                                                                                             --------
                                                                                               46,264
                                                                                             --------
GEORGIA--5.8%
County of Appling Development
 Authority PCR VRDN, Georgia
 Power Co. Plant Hatch Project
 1997 (Georgia Power Gtd.)
  1,500                 3.850                            12/01/97                               1,500
County of DeKalb Development
 Authority PCR VRDN, Series
 1987, General Motors Project
 (General Motors Corp. Gtd.)
  2,000                 3.950                            12/07/97                               2,000
County of Elbvert Development
 Authority IDR VRDN, Series
 1992, Allied-Signal Project
 (FMC Corp. Gtd.)
  2,430                 4.000                            12/07/97                               2,430
County of Fulton Development
 Authority IDR VRDN, General
 Motors Project (General Motors
 Corp. Gtd.)
  2,100                 3.950                            12/07/97                               2,100
County of Fulton Resident
 Elderly Authority VRDN, St.
 Anne's Terrace Project
 (NationsBank South LOC)
  2,600                 4.050                            12/07/97                               2,600
County of Heard Development
 Authority PCR VRDN, Georgia
 Power Co. Plant Wansley Project
 1997 (Georgia Power Co. Gtd.)
  1,200                 3.850                            12/01/97                               1,200
Metro Atlanta Rapid Transit
 Authority Revenue VRDN, Series
 A, BTP-58 (AMBAC Insured)
  5,965                 4.050                            12/07/97                               5,965

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

Description
-----------------------------------------------------------------------------------------------------
Principal                                                Maturity                           Amortized
 Amount                 Rate                               Date                               Cost
-----------------------------------------------------------------------------------------------------
                        TAX-EXEMPT PORTFOLIO--CONTINUED
GEORGIA--Continued
State of Georgia GO VRDN,
 Series 1993 F, BTP-82A
$ 9,900                 3.800%                           01/14/98                            $  9,900
State of Georgia GO VRDN,
 Series 1994 D, BTP-100
  6,035                 3.800                            01/14/98                               6,035
                                                                                             --------
                                                                                               33,730
                                                                                             --------
ILLINOIS--7.8%
City of Arlington Heights
 Multifamily Housing VRDN,
 Series 1997, Dunton Tower
 Apartments Project (Heller
 Financial LOC)
  2,820                 4.500                            12/07/97                               2,820
City of Chicago Board of
 Education VRDN, BTP-239,
 (AMBAC Insured)
  9,320                 4.150                            04/08/98                               9,320
City of Naperville IDR VRDN,
 General Motors Project
 (General Motors Corp. Gtd.)
  1,480                 3.950                            12/07/97                               1,480
City of Peoria IDR VRDN, Series
 1997, Peoria Production Shop
 Project (Bank One LOC)
  3,000                 4.050                            12/07/97                               3,000
Illinois Educational Facilities
 Authority VRDN, Series 1995 A,
 Lifelink Corp. Obligated Group
 (American National Bank &
 Trust LOC)
  2,900                 3.950                            12/07/97                               2,900
Illinois Educational Facilities
 Authority VRDN, Series 1996,
 The Art Institute of Chicago
 Project
  1,300                 3.900                            12/07/97                               1,300
Illinois HDA TOB, Series 1987
 B, Residential Mortgage
 Program
  1,520                 3.750                            02/01/98                               1,520
Illinois HDA TOB, Series 1987
 C, Residential Mortgage
 Program
  2,945                 3.750                            02/01/98                               2,945
Illinois Health Facilities
 Authority VRDN, Series 1995,
 Healthcor Project (Fuji Bank
 LOC)
  5,950                 4.450                            12/07/97                               5,950
Illinois Health Facilities
 Authority CP, Series 1991,
 Victory Health System Project
 (FNB Chicago LOC)
  4,400                 3.750                            01/30/98                               4,400
Illinois Metropolitan Pier and
 Exposition Authority Dedicated
 Sales Tax Revenue, BTP-230 A
 (U.S. Government Securities
 Colld.)
 10,000                 3.820                            01/28/98                              10,000
                                                                                             --------
                                                                                               45,635
                                                                                             --------

Description
-----------------------------------------------------------------------------------------------------
Principal                                                Maturity                           Amortized
 Amount                 Rate                               Date                               Cost
-----------------------------------------------------------------------------------------------------
INDIANA--1.3%
City of Hammond Local Public
 Improvement Bond, Series A-2
 Advanced Funding Program
$ 5,000                 4.200%                           01/08/98                            $  5,003
Indiana Health Facilities
 Financial Authority Hospital
 Revenue, Series E, Charity
 Obligated Group
  2,500                 3.800                            12/07/97                               2,500
                                                                                             --------
                                                                                                7,503
                                                                                             --------
KANSAS--1.0%
City of LaCygne Environmental
 Revenue VRDN, Series 1994 A
 Kansas City Power & Light
 Project (Kansas City Power &
 Light Gtd.)
  2,082                 3.950                            12/07/97                              2,082
City of Topeka Temporary Notes,
 Series A
  3,800                 4.000                            07/15/98                              3,802
                                                                                            --------
                                                                                               5,884
                                                                                            --------
KENTUCKY--2.5%
City of Danville Lease Revenue
 CP, Municipal Pooled Lease
 Program (PNC Bank LOC)
  3,000                 3.900                            02/10/98                              3,000
City of Mayfield Lease Revenue
 VRDN, Series 1996, Kentucky
 League of Cities Pooled
 Project (PNC Bank LOC)
  1,700                 4.150                            12/07/97                              1,700
Kentucky Interlocal School
 Transportation Association
 TRAN
 10,000                 4.090                            06/30/98                             10,002
                                                                                            --------
                                                                                              14,702
                                                                                            --------
LOUISIANA--2.3%
Louisiana Public Facilities
 Authority PCR VRDN, Series
 1992 Allied-Signal Project
 (FMC Corp. Gtd.)
  7,915                 4.000                            12/07/97                              7,915
Parish of Caddo IDR VRDN,
 General Motors Project
 (General Motors Corp. Gtd.)
  3,800                 3.950                            12/07/97                              3,800
Parish of West Baton Rouge
 District #3 PCR CP, Dow
 Chemical Project (Dow Chemical
 Gtd.)
  1,900                 3.750                            12/10/97                              1,900
                                                                                            --------
                                                                                              13,615
                                                                                            --------
MARYLAND--2.6%
City of Baltimore IDA VRDN,
 Series 1986, Capital
 Acquisition Program (Dai-Ichi
 Kangyo Bank LOC)
  7,300                 4.250                            12/07/97                              7,300
Maryland State Community
 Development Administration,
 Series 1993, PT-12, Merrill P-
 Floats (Maryland Community
 Development Authority)
  3,899                 3.950                            12/01/97                              3,899

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
Maryland State Economic
 Development Authority VRDN,
 Series 1995 (NationsBank LOC)
$ 2,400                   4.050%                           12/07/97                          $  2,400
Maryland State Health & Higher
 Education Facilities Authority
 VRDN, Series A, Helix Health,
 Inc. (NationsBank LOC)
  1,660                   4.050                            12/07/97                             1,660
                                                                                             --------
                                                                                               15,259
                                                                                             --------
MASSACHUSETTS--1.0%
Massachusetts Municipal
 Electric Co. VRDN,
 Series 1994 B, BTP-67 (MBIA
 Insured)
  5,760                   4.050                            12/07/97                             5,760
                                                                                             --------
MICHIGAN--1.5%
City of Detroit School District
 State School Aid Notes, Series
 1997 (Detroit School District
 Gtd.)
  3,000                   4.500                            05/01/98                             3,007
Michigan State Strategic Fund
 IDR VRDN, Allied-Signal
 Project (FMC Corp. Gtd.)
  2,500                   3.950                            12/07/97                             2,500
State of Michigan TRAN, Series
 1997 B
  3,000                   4.500                            07/02/98                             3,011
                                                                                             --------
                                                                                                8,518
                                                                                             --------
MINNESOTA--0.4%
City of St. Paul HDA VRDN,
 Series A, Science Museum of
 Minnesota Project (US Bank NA
 LOC)
  2,300                   3.850                            12/07/97                             2,300
                                                                                             --------
MISSISSIPPI--0.3%
County of Perry PCR VRDN,
 Series 1992, Leaf River Forest
 Project (Wachovia Bank LOC)
  1,800                   3.900                            12/01/97                             1,800
                                                                                             --------
MISSOURI--2.3%
City of St. Louis TRAN, Series
 1997
  5,400                   4.500                            06/30/98                             5,420
County of St. Louis IDA VRDN,
 Friendship Village West
 Community Project (LaSalle
 National Bank LOC)
  2,600                   4.000                            12/07/97                             2,600
County of St. Louis IDA VRDN,
 Merrill P-Floats, Series PA-
 120, South Point Apartments
 Project (Rabobank Group LOC)
  2,975                   4.100                            12/07/97                             2,975
Missouri Higher Education Loan
 Authority VRDN, Series 1990 A
 (National Westminster Bank
 LOC)
  2,800                   4.000                            12/07/97                             2,800
                                                                                             --------
                                                                                               13,795
                                                                                             --------

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
NEVADA--1.5%
County of Clark School District
 GO VRDN, Citicorp Eagle Trust
 No. 962804 (FGIC Insured)
$ 2,900                   3.990%                           12/07/97                          $  2,900
State of Nevada GO VRDN, Series
 1997 SGB31 (FGIC Insured)
  5,800                   4.000                            12/07/97                             5,800
                                                                                             --------
                                                                                                8,700
                                                                                             --------
NEW YORK--5.1%
City of New York GO, Series
 1992 A, Citicorp TOB CR-16
 (FSA Insured)
 10,100                   3.800                            02/15/98                            10,100
City of New York RAN, Series 26
 LB Trust Receipts (Societe
 Generale LOC)
  7,100                   4.150                            12/01/97                             7,100
City of New York Municipal
 Water Finance Authority VRDN
 (MBIA Insured)
  3,800                   3.940                            12/07/97                             3,800
Marine Midland Premium Loan
 Trust VRDN COP, Series 1991 B
 (Hong Kong & Shanghai Banking
 Corp. LOC)
  1,381                   4.050                            12/07/97                             1,381
New York State Environment
 Facilities Corp. PCR VRDN,
 Eagle Trust No. 943204 (FSA
 Insured)
  5,800                   3.990                            12/07/97                             5,800
Pooled VRDN P-Floats, Series
 PPT2
  1,515                   4.000                            12/01/97                             1,515
                                                                                             --------
                                                                                               29,696
                                                                                             --------
NORTH CAROLINA--0.8%
County of Buncombe PCR IDR
 VRDN, Series 1996, Cooper
 Industries, Inc. Project
 (Cooper Industries Gtd.)
  3,200                   4.050                            12/07/97                             3,200
County of Wake Industrial
 Pollution Finance Authority
 PCR VRDN, Series 1985 C,
 Carolina Power & Light Project
 (Sumitomo Bank Ltd. LOC)
  1,400                   4.350                            12/07/97                             1,400
                                                                                             --------
                                                                                                4,600
                                                                                             --------
OHIO--5.3%
County of Cuyahoga Hospital
 VRDN, Series C, The Cleveland
 Clinic Project (Bank of
 America LOC)
  1,000                   3.850                            12/07/97                             1,000
Red Roof Inns Mortgage Bond
 Trust VRDN (National City Bank
 LOC)
  3,339                   3.900                            12/15/97                             3,339
State of Ohio Air Quality
 Development Authority CP,
 Series A, Pollution Control-
 Duquesne Electric Project
 (Union Bank of Switzerland
 LOC)
  4,000                   3.950                            07/10/98                             4,000

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
                        TAX-EXEMPT PORTFOLIO--CONTINUED
OHIO--Continued
State of Ohio Environmental
 Improvement Authority PCR VRDN
 Series 1986, USX Corp. Project
 (Sanwa Bank LOC)
$ 6,000                   4.200%                           12/07/97                          $  6,000
State of Ohio Higher Education
 Capital Facilities VRDN,
 Series 1990 A, BTP-29 (MBIA
 Insured)
  3,000                   4.000                            12/07/97                             3,000
State of Ohio Higher Education
 Capital Facilities VRDN,
 Series 1994 A, BTP-69 (AMBAC
 Insured)
  8,545                   4.050                            12/07/97                             8,545
State of Ohio Water Development
 Authority PCR VRDN, Phillip
 Morris Cos. Project (Phillip
 Morris Companies, Inc. LOC)
  5,000                   4.000                            12/07/97                             5,000
                                                                                             --------
                                                                                               30,884
                                                                                             --------
OKLAHOMA--3.0%
City of Tulsa Airports
 Improvement VRDN, Series B-2
 (MBIA Insured)
  9,390                   3.990                            12/07/97                             9,390
State of Oklahoma Water
 Resources Board, Series 1994
 A, State Loan Program
  8,000                   3.750                            03/02/98                             8,000
                                                                                             --------
                                                                                               17,390
                                                                                             --------
OREGON--0.9%
City of Portland Sewer System,
 Series A (FGIC Insured)
  5,400                   4.000                            12/07/97                             5,400
                                                                                             --------
PENNSYLVANIA--4.6%
City of Philadelphia Authority
 IDR, Series 1988, Franklin
 Institute Project (PNC Bank
 LOC)
  2,800                   4.000                            12/07/97                             2,800
City of Philadelphia School
 District TRAN
 (Commerzbank LOC)
 10,000                   4.500                            06/30/98                            10,031
County of Allegheny Hospital
 Development Authority VRDN,
 Series B-2, Presbyterian
 University Hospital Project
 (PNC Bank LOC)
  1,000                   3.850                            12/01/97                             1,000
County of Allegheny IDA VRDN,
 Series A, Sewickley Academy
 Project (PNC Bank LOC)
  3,000                   4.050                            12/07/97                             3,000
County of Luzerne TRAN, Series
 1997
  4,500                   3.840                            12/31/97                             4,500
County of Warren Hospital
 Authority VRDN, Series 1994 B
 (PNC Bank LOC)
  1,000                   4.000                            12/07/97                             1,000
County of Washington Hospital
 Authority VRDN,
 Series B1-D, Eye and Ear
 Hospital (PNC Bank LOC)
  1,025                   3.850                            12/01/97                             1,025

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
County of Washington Hospital
 Authority VRDN,
 Series B1-E, Eye & Ear
 Hospital (PNC Bank LOC)
$   850                   3.850%                           12/01/97                          $    850
State of Pennsylvania Higher
 Education Facilities Authority
 Series I (AMBAC Insured)
  3,000                   4.500                            11/01/98                             3,017
                                                                                             --------
                                                                                               27,223
                                                                                             --------
SOUTH CAROLINA--0.9%
County of Lexington IDR VRDN,
 Series 1992, Allied-Signal
 Project (FMC Corp. Gtd.)
    800                   4.000                            12/07/97                               800
County of Lexington IDR VRDN,
 Series 1992 A,
 Allied-Signal Project (FMC
 Corp. Gtd.)
  1,880                   4.000                            12/07/97                             1,880
University of South Carolina
 Athletics Facility Revenue BAN
  2,550                   4.000                            02/26/98                             2,552
                                                                                             --------
                                                                                                5,232
                                                                                             --------
TENNESSEE--2.4%
City of Memphis GO VRDN, Series
 1996 Soc Gen
 Series SGB-23
  5,000                   4.000                            12/07/97                             5,000
County of Montgomery Public
 Building Authority Adjustable
 Loan Pool, Series 1996
 (NationsBank LOC)
  4,960                   4.050                            12/07/97                             4,960
County of Shelby GO, Series B,
 BTP-216
  4,000                   3.900                            01/15/98                             4,000
                                                                                             --------
                                                                                               13,960
                                                                                             --------
TEXAS--10.1%
City of Austin School District
 Building and Refunding VRDN,
 Series ML SG, Series SG-68
 (Permanent School Fund of
 Texas Gtd.)
  4,900                   4.050                            12/07/97                             4,900
City of Bastrop Independent
 School District GO VRDN,
 Series 1997, Series SGB 37
 (Permanent School Fund of
 Texas Gtd.)
  6,500                   4.000                            12/07/97                             6,500
City of Dallas-Ft Worth Airport
 Revenue Refunding VRDN, Series
 1995 SG, Series SGB-5 (FGIC
 Insured)
  6,600                   4.000                            12/07/97                             6,600
City of Denton Independent
 School District GO, Series B
 (Permanent School Fund of
 Texas Gtd.)
  6,000                   3.900                            08/15/98                             6,000
City of North Harris Montgomery
 Community College GO, Series
 1997 (FGIC Insured)
  5,000                   3.890                            01/15/98                             5,001
City of San Antonio Electric
 and Gas System Revenue,
 Series ML SG, Series SG-105
 10,000                   4.050                            12/07/97                            10,000

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
County of Bexar Multifamily
 Housing Finance Authority
 VRDN, Series 1988 A,
 Creighton's Mill Development
 Project (New England Mutual
 Gtd.)
$ 2,600                   4.000%                           12/07/97                          $  2,600
County of Harris Toll Road
 Unlimited Tax Revenue VRDN,
 Series 1994 A, Citicorp Eagle
 Trust No. 954302
  5,500                   4.040                            12/07/97                             5,500
Port Development Corp. Marine
 Terminal IDR CP, Series 1985
 A, Mitsui & Co. Project
 (Industrial Bank of Japan LOC)
  7,250                   3.800                            12/08/97                             7,250
State of Texas TRAN, Series
 1997 A
  5,000                   4.750                            08/31/98                             5,033
                                                                                             --------
                                                                                               59,384
                                                                                             --------
VIRGINIA--6.4%
City of Norfolk GO VRDN, Eagle
 Trust No. 944601
 14,800                   4.040                            12/07/97                            14,800
City of Richmond Redevelopment
 and Housing Authority VRDN,
 Series 1995 A, Old Manchester
 Project (Wachovia Bank of
 North Carolina LOC)
  2,000                   4.050                            12/07/97                             2,000
State of Virginia GO VRDN,
 Series 1994, Citicorp Eagle
 Trust No. 954601
  7,000                   4.040                            12/07/97                             7,000
State of Virginia Public School
 Authority Revenue Bond
  7,565                   4.100                            04/01/98                             7,571
Town of Louisa IDA VRDN, Series
 1995 (NationsBank LOC)
  1,400                   4.050                            12/07/97                             1,400
Town of Louisa PCR CP, Series
 1987 (Virginia Electric Power
 Co. Gtd.)
  4,700                   3.900                            02/10/98                             4,700
                                                                                             --------
                                                                                               37,471
                                                                                             --------
WASHINGTON--3.5%
City of Kent Economic
 Development Corp. IDR VRDN,
 Associated Grocers Project
 (Bank of America LOC)
  3,800                   4.776                            12/07/97                             3,800
Port of Anacortes IDA IDR CP,
 Texaco Project (Texaco, Inc.
 Gtd.)
  9,500                   3.750                            12/03/97                             9,500
Washington State GO VRDN,
 Smith-Barney Soc Gen, Series
 1993 B, SGB-13
  6,950                   4.000                            12/07/97                             6,950
                                                                                             --------
                                                                                               20,250
                                                                                             --------

                      Description
-------------------------------------------------------------------------------------------------
Principal
 Amount/                                                Maturity                       Amortized
 Shares                  Rate                             Date                         Cost/Value
-------------------------------------------------------------------------------------------------
WISCONSIN--1.9%
City of Delavan Darien School
 District BAN
$ 3,595                  4.150%                         04/15/98                         $  3,598
City of Madison GO, Series A
  2,200                  5.000                          05/01/98                            2,209
City of Milwaukee RAN, Series A
  5,600                  4.250                          02/19/98                            5,607
                                                                                         --------
                                                                                           11,414
                                                                                         --------
WYOMING--0.4%
City of Green River PCR VRDN
 Allied-Signal Project (FMC
 Corp. Gtd.)
  2,225                  4.000                          12/07/97                            2,225
-------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL INVESTMENTS                                             $547,007
-------------------------------------------------------------------------------------------------
OTHER INVESTMENTS--0.9%
AIM Tax Free Money Market Fund
    105                     --                                --                         $    105
Dreyfus Tax Exempt Cash
 Management Fund
    400                     --                                --                              400
Federated Tax-Free Trust Money
 Market Fund #15
  3,312                     --                                --                            3,312
Federated Tax-Free Trust Money
 Market Fund #73
    819                     --                                --                              819
Provident Municipal Fund
    437                     --                                --                              437

--------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS                                                 $  5,073
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--94.3%                                                $552,080
--------------------------------------------------------------------------------
Other assets, less liabilities--5.7%                                      33,079
--------------------------------------------------------------------------------
NET ASSETS--100.0%                                                      $585,159
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1997
(All amounts in thousands, except net asset value per unit)

                                 Diversified              Government
                                   Assets     Government    Select   Tax-Exempt
                                  Portfolio   Portfolio   Portfolio  Portfolio
-------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
amortized cost                   $3,660,939   $  611,633  $1,243,104  $552,080
Repurchase agreements, at cost      350,000      450,000          --        --
Cash                                      1           --          --        --
Receivables:
 Interest                            18,948        4,933       3,865     6,550
 Fund units sold                    298,254       23,280       9,016    24,442
 Investment securities sold              --           --          --    11,025
 Administrator                          107           24          90        23
Other assets                             49           31          15        14
-------------------------------------------------------------------------------
TOTAL ASSETS                      4,328,298    1,089,901   1,256,090   594,134
-------------------------------------------------------------------------------
LIABILITIES:
Payable for:
 Fund units redeemed                368,806       33,418      10,893     6,948
 Distributions to unitholders        16,646        4,734       5,495     1,795
Accrued expenses:
 Advisory fees                          771          224         102       127
 Administration fees                    308           89         102        51
 Custodian fees                          35           11          12         7
 Transfer agent fees                      3            1          --         1
Other liabilities                       143           23          93        46
-------------------------------------------------------------------------------
TOTAL LIABILITIES                   386,712       38,500      16,697     8,975
-------------------------------------------------------------------------------
NET ASSETS                       $3,941,586   $1,051,401  $1,239,393  $585,159
-------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Paid-in capital                  $3,942,953   $1,051,494  $1,239,391  $584,991
Accumulated net realized gains
(losses) on investment transac-
tions                                (1,367)         (93)          2       168
-------------------------------------------------------------------------------
NET ASSETS                       $3,941,586   $1,051,401  $1,239,393  $585,159
-------------------------------------------------------------------------------
Total units outstanding (no par
value), unlimited units autho-
rized                             3,942,953    1,051,494   1,239,391   584,991
-------------------------------------------------------------------------------
Net asset value, offering and
redemption price per unit             $1.00        $1.00       $1.00     $1.00
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1997
(All amounts in thousands)

                                  Diversified            Government
                                    Assets    Government   Select   Tax-Exempt
                                   Portfolio  Portfolio  Portfolio  Portfolio
------------------------------------------------------------------------------
INTEREST INCOME                    $202,224    $71,708    $56,010    $25,872
------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees              8,945      3,243      2,546      1,731
Administration fees                   3,082      1,208      1,048        749
Custodian fees                          412        140         98        101
Professional fees                       136         46         38         47
Transfer agent fees                     127         35         30         22
Registration fees                       103         50        101         26
Trustee fees and expenses                80         30         23         22
Other                                   141         59         47         37
------------------------------------------------------------------------------
TOTAL EXPENSES                       13,026      4,811      3,931      2,735
Less: Voluntary waivers of in-
 vestment advisory fees                  --         --     (1,528)        --
Less: Expenses reimbursable by
 Administrator                         (478)      (263)      (360)      (306)
------------------------------------------------------------------------------
Net expenses                         12,548      4,548      2,043      2,429
------------------------------------------------------------------------------
NET INVESTMENT INCOME               189,676     67,160     53,967     23,443
Net realized gains on investment
 transactions                           207        212         78         27
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RE-
 SULTING FROM OPERATIONS           $189,883    $67,372    $54,045    $23,470
------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1997 and 1996
(All amounts in thousands)

                              Diversified Assets
                                   Portfolio           Government Portfolio
                            ------------------------  ------------------------
                               1997         1996         1997         1996
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
 Net investment income         $189,676     $162,308      $67,160      $53,208
 Net realized gains on
  investment transactions           207          327          212          133
-------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations      189,883      162,635       67,372       53,341
-------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS:
 Net investment income         (189,676)    (162,308)     (67,160)     (53,208)
-------------------------------------------------------------------------------
Total distributions to
 unitholders                   (189,676)    (162,308)     (67,160)     (53,208)
-------------------------------------------------------------------------------
UNIT TRANSACTIONS (AT
$1.00 PER UNIT):
 Proceeds from the sale of
  units                      49,976,344   42,285,142   16,517,258   12,329,359
 Reinvested distributions         2,169          860          580          --
 Cost of units redeemed     (49,216,663) (41,717,147) (16,735,164) (11,911,641)
-------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 unit transactions              761,850      568,855     (217,326)     417,718
-------------------------------------------------------------------------------
Net increase (decrease)         762,057      569,182     (217,114)     417,851
Net assets--beginning of
 year                         3,179,529    2,610,347    1,268,515      850,664
-------------------------------------------------------------------------------
NET ASSETS--END OF YEAR      $3,941,586   $3,179,529   $1,051,401   $1,268,515
-------------------------------------------------------------------------------
                               Government Select
                                   Portfolio           Tax-Exempt Portfolio
                            ------------------------  ------------------------
                               1997         1996         1997         1996
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
 Net investment income          $53,967      $40,087      $23,443      $25,061
 Net realized gains on
  investment transactions            78           97           27          102
-------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations       54,045       40,184       23,470       25,163
-------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS:
 Net investment income          (53,967)     (40,087)     (23,443)     (25,061)
-------------------------------------------------------------------------------
Total distributions to
 unitholders                    (53,967)     (40,087)     (23,443)     (25,061)
-------------------------------------------------------------------------------
UNIT TRANSACTIONS (AT
$1.00 PER UNIT):
 Proceeds from the sale of
  units                       6,143,005    4,712,236    5,626,217    5,526,968
 Reinvested distributions         4,952          963          172          126
 Cost of units redeemed      (5,744,991)  (4,562,089)  (5,679,764)  (5,692,419)
-------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 unit transactions              402,966      151,110      (53,375)    (165,325)
-------------------------------------------------------------------------------
Net increase (decrease)         403,044      151,207      (53,348)    (165,223)
Net assets--beginning of
 year                           836,349      685,142      638,507      803,730
-------------------------------------------------------------------------------
NET ASSETS--END OF YEAR      $1,239,393     $836,349     $585,159     $638,507
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
DIVERSIFIED ASSETS PORTFOLIO

                      1997        1996        1995           1994        1993        1992        1991        1990        1989
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR       $1.00       $1.00       $1.00          $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
INCOME FROM IN-
VESTMENT OPERA-
TIONS:
 Net investment
 income                  0.05        0.05        0.06           0.04        0.03        0.04        0.06        0.08        0.09
---------------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                    0.05        0.05        0.06           0.04        0.03        0.04        0.06        0.08        0.09
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment
 income                 (0.05)      (0.05)      (0.06)         (0.04)      (0.03)      (0.04)      (0.06)      (0.08)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to
unitholders             (0.05)      (0.05)      (0.06)         (0.04)      (0.03)      (0.04)      (0.06)      (0.08)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR             $1.00       $1.00       $1.00          $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return (a)         5.42%       5.30%       5.78%(b)       3.92%       3.00%       3.80%       6.19%       8.01%       8.98%
Ratio to average
net assets of:
 Expenses, net of
 waivers and re-
 imbursements            0.35%       0.34%       0.34%          0.35%       0.34%       0.34%       0.35%       0.35%       0.37%
 Expenses, before
 waivers and re-
 imbursements            0.36%       0.34%       0.34%          0.35%       0.36%       0.35%       0.36%       0.36%       0.37%
 Net investment
 income, net of
 waivers and
 reimbursements          5.30%       5.18%       5.63%          3.74%       3.00%       3.79%       6.18%       8.01%       8.98%
 Net investment
 income, before
 waivers and
 reimbursements          5.29%       5.18%       5.63%          3.74%       2.98%       3.78%       6.17%       8.00%       8.98%
Net assets at end
of year (in thou-
sands)             $3,941,586  $3,179,529  $2,610,347     $2,891,880  $3,200,288  $2,801,744  $2,784,485  $2,192,756  $1,871,713
---------------------------------------------------------------------------------------------------------------------------------
                      1988
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR       $1.00
INCOME FROM IN-
VESTMENT OPERA-
TIONS:
 Net investment
 income                  0.07
---------------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                    0.07
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment
 income                 (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to
unitholders             (0.07)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR             $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return (a)         7.15%
Ratio to average
net assets of:
 Expenses, net of
 waivers and re-
 imbursements            0.39%
 Expenses, before
 waivers and re-
 imbursements            0.39%
 Net investment
 income, net of
 waivers and
 reimbursements          7.15%
 Net investment
 income, before
 waivers and
 reimbursements          7.15%
Net assets at end
of year (in thou-
sands)             $1,528,203
---------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.73% absent the effect of a capital contribution equivalent to $.0005 per share received from Northern Trust Corporation.


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
GOVERNMENT PORTFOLIO

                         1997        1996       1995         1994       1993        1992       1991      1990      1989
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BE-
GINNING OF YEAR            $1.00       $1.00     $1.00        $1.00       $1.00       $1.00     $1.00     $1.00     $1.00
INCOME FROM INVEST-
MENT OPERATIONS:
 Net investment in-
 come                       0.05        0.05      0.06         0.04        0.03        0.04      0.06      0.08      0.09
--------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                       0.05        0.05      0.06         0.04        0.03        0.04      0.06      0.08      0.09
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment in-
 come                      (0.05)      (0.05)    (0.06)       (0.04)      (0.03)      (0.04)    (0.06)    (0.08)    (0.09)
--------------------------------------------------------------------------------------------------------------------------
Total distributions
to unitholders             (0.05)      (0.05)    (0.06)       (0.04)      (0.03)      (0.04)    (0.06)    (0.08)    (0.09)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
OF YEAR                    $1.00       $1.00     $1.00        $1.00       $1.00       $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------
Total return (a)            5.31%       5.20%     5.64%(b)     3.78%       2.91%       3.91%     6.18%     7.89%     8.63%
Ratio to average net
assets of:
 Expenses, net of
 waivers and reim-
 bursements                 0.35%       0.35%     0.35%        0.34%       0.34%       0.34%     0.35%     0.37%     0.50%
 Expenses, before
 waivers and reim-
 bursements                 0.37%       0.38%     0.40%        0.41%       0.38%       0.40%     0.40%     0.46%     0.50%
 Net investment in-
 come, net of waiv-
 ers and reimburse-
 ments                      5.18%       5.08%     5.49%        3.60%       2.92%       3.71%     6.03%     7.88%     8.63%
 Net investment in-
 come, before waiv-
 ers and reimburse-
 ments                      5.16%       5.05%     5.44%        3.53%       2.88%       3.65%     5.98%     7.79%     8.63%
Net assets at end of
year (in thousands)   $1,051,401  $1,268,515  $850,664     $787,816  $1,065,705  $1,163,905  $895,405  $971,720  $423,517
--------------------------------------------------------------------------------------------------------------------------
                        1988
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BE-
GINNING OF YEAR          $1.00
INCOME FROM INVEST-
MENT OPERATIONS:
 Net investment in-
 come                     0.07
--------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                     0.07
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment in-
 come                    (0.07)
--------------------------------------------------------------------------------------------------------------------------
Total distributions
to unitholders           (0.07)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
OF YEAR                  $1.00
--------------------------------------------------------------------------------------------------------------------------
Total return (a)          6.83%
Ratio to average net
assets of:
 Expenses, net of
 waivers and reim-
 bursements               0.54%
 Expenses, before
 waivers and reim-
 bursements               0.55%
 Net investment in-
 come, net of waiv-
 ers and reimburse-
 ments                    6.83%
 Net investment in-
 come, before waiv-
 ers and reimburse-
 ments                    6.82%
Net assets at end of
year (in thousands)   $335,301
--------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.53% absent the effect of a capital contribution equivalent to $.0011 per share received from Northern Trust Corporation.


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
GOVERNMENT SELECT PORTFOLIO

                            1997       1996      1995         1994      1993      1992      1991    1990(a)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF YEAR                  $1.00     $1.00     $1.00        $1.00     $1.00     $1.00     $1.00    $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income         0.05      0.05      0.06         0.04      0.03      0.04      0.06     0.01
------------------------------------------------------------------------------------------------------------
Total income from in-
vestment operations            0.05      0.05      0.06         0.04      0.03      0.04      0.06     0.01
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment income        (0.05)    (0.05)    (0.06)       (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
------------------------------------------------------------------------------------------------------------
Total distributions to
unitholders                   (0.05)    (0.05)    (0.06)       (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                          $1.00     $1.00     $1.00        $1.00     $1.00     $1.00     $1.00    $1.00
------------------------------------------------------------------------------------------------------------
Total return (b)               5.41%     5.31%     5.82%(c)     3.84%     3.00%     3.71%     5.82%    0.50%
Ratio to average net
assets of (d):
 Expenses, net of waiv-
 ers and reimbursements        0.20%     0.20%     0.20%        0.20%     0.20%     0.20%     0.20%    0.20%
 Expenses, before waiv-
 ers and reimbursements        0.39%     0.40%     0.41%        0.43%     0.49%     0.52%     0.60%    1.33%
 Net investment income,
 net of waivers and
 reimbursements                5.30%     5.19%     5.67%        3.83%     2.99%     3.70%     5.78%    7.65%
 Net investment income,
 before waivers and
 reimbursements                5.11%     4.99%     5.46%        3.60%     2.70%     3.38%     5.38%    6.52%
Net assets at end of
year (in thousands)      $1,239,393  $836,349  $685,142     $493,718  $386,507  $264,756  $160,750  $44,215
------------------------------------------------------------------------------------------------------------

(a) For the period November 7, 1990 (commencement of operations) through November 30, 1990.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Total return for the year ended November 30, 1995 would have been 5.80% absent the effect of a capital contribution equivalent to $.0002 per share received from Northern Trust Corporation.
(d)  Annualized for periods less than one year.


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
TAX-EXEMPT PORTFOLIO

                           1997      1996      1995      1994       1993        1992       1991      1990      1989      1988
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF YEAR                $1.00     $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.03      0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06      0.05
--------------------------------------------------------------------------------------------------------------------------------
Total income from in-
vestment operations          0.03      0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06      0.05
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment income      (0.03)    (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)    (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to
unitholders                 (0.03)    (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)    (0.05)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $1.00     $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------------
Total return (a)             3.44%     3.37%     3.71%     2.62%       2.27%       2.97%     4.57%     5.71%     6.04%     4.92%
Ratio to average net
assets of:
 Expenses, net of waiv-
 ers and reimbursements      0.35%     0.35%     0.35%     0.35%       0.34%       0.34%     0.35%     0.36%     0.49%     0.48%
 Expenses, before waiv-
 ers and reimbursements      0.39%     0.40%     0.41%     0.36%       0.38%       0.39%     0.40%     0.43%     0.49%     0.48%
 Net investment income,
 net of waivers and
 reimbursements              3.38%     3.32%     3.63%     2.40%       2.27%       2.95%     4.57%     5.71%     6.03%     4.92%
 Net investment income,
 before waivers and
 reimbursements              3.34%     3.27%     3.57%     2.39%       2.23%       2.90%     4.52%     5.64%     6.03%     4.92%
Net assets at end of
year (in thousands)      $585,159  $638,507  $803,730  $853,103  $1,191,932  $1,226,480  $872,405  $752,257  $545,215  $529,680
--------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
November 30, 1997

1. ORGANIZATION
The Benchmark Funds (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes seventeen portfolios, each with its own investment objective. The Northern Trust Company ("Northern") acts as the Trust's investment adviser, transfer agent, and custodian. Goldman, Sachs & Co. ("Goldman Sachs") acts as the Trust's administrator and distributor. Presented herein are the financial statements of the money market portfolios.
 The Trust includes four diversified money market portfolios: Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio and Tax-Exempt Portfolio (the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation
Investments are valued at amortized cost, which approximates market value. Under the amortized cost method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

(b) Repurchase Agreements
During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern, as custodian for the Trust, at the Federal Reserve Bank of Chicago.
 Each Portfolio may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern. Northern administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios. The Diversified Assets and Government Portfolios had entered into such joint repurchase agreements as of November 30, 1997, as reflected in the accompanying Statements of Investments.

(c) Interest Income
Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

(d) Federal Taxes
It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its unitholders. Therefore, no provision is made for federal taxes.
 At November 30, 1997, there were capital loss carryforwards for U.S. federal tax purposes of approximately $1,367,000 and $93,000 for the Diversified Assets and Government Portfolios, respectively. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations. These capital loss carryforwards expire in 2002.

(e) Expenses
Expenses arising in connection with a specific Portfolio are allocated to that Portfolio.
 Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative average net assets for the year.

(f) Distributions
Each Portfolio's net investment income is declared daily as a dividend to unitholders of record as of 3:00 p.m., Chicago time. Net realized short-term capital gains, if any in excess of net capital loss carryforwards, are declared and distributed at least annually.
 Distributions of net investment income with respect to a calendar month (including with respect to units redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern in cash or automatically reinvested in additional units of the Portfolio.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
November 30, 1997

Northern has undertaken to credit or arrange for the crediting of such distributions to each unitholder's account with Northern, its affiliates or its correspondents.

3. ADVISORY, TRANSFER AGENCY, CUSTODIAN AND OTHER AGREEMENTS
As compensation for the services rendered as investment adviser, including the assumption by Northern of the expenses related thereto, Northern is entitled to a fee, computed daily and payable monthly, at an annual rate of .25% of each Portfolio's average daily net assets.
 Until further notice, Northern has voluntarily agreed to waive .15% of its advisory fee for the Government Select Portfolio, reducing such fee to .10% per annum. The effect of this waiver by Northern for the year ended November 30, 1997 was to reduce advisory fees as shown on the accompanying Statements of Operations.
 As compensation for the services rendered as custodian and transfer agent, including the assumption by Northern of the expenses related thereto, Northern receives compensation based on a pre-determined schedule of charges approved by the Board.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has an administration agreement (as amended May 1, 1997) with Goldman Sachs whereby each Portfolio pays the Administrator a fee, computed daily and payable monthly, at an annual rate of .10% of each Portfolio's daily net assets.
 In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the investment advisory fee and transfer agency fee payable to Northern pursuant to its agreements with the Trust, servicing fees, and extraordinary expenses (such as taxes, interest and indemnification expenses), exceeds on an annualized basis .10% of a Portfolio's average net assets, Goldman Sachs will reimburse each Portfolio for the amount of the excess pursuant to the terms of the administration agreement.
 Prior to May 1, 1997 each Portfolio paid the Administrator a fee, computed daily and payable monthly, based on the average net assets of each Portfolio at the rates set forth below:

Average net assets                Rate
---------------------------------------
For the first $100,000,000        .250%
For the next $200,000,000         .150
For the next $450,000,000         .075
For net assets over $750,000,000  .050
---------------------------------------

 Prior to May 1, 1997, Goldman Sachs voluntarily agreed to waive a portion of its administrative fees should overall administration fees earned during the preceding year exceed certain specified levels. No waiver was required under this agreement during the year ended November 30, 1997. Furthermore, Goldman Sachs voluntarily agreed to reimburse each Portfolio for certain expenses in the event that such expenses, as defined, exceed on an annualized basis .10% of its average daily net assets.
 Expenses reimbursed during the year ended November 30, 1997 are shown on the accompanying Statements of Operations.
 Goldman Sachs receives no compensation under the distribution agreement.

5. BANK LOANS
The Trust maintains a $5,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the Fed Funds rate and are secured by pledged securities equal to or exceeding 120% of the outstanding balance.
 There were no borrowings under this agreement during the year ended November 30, 1997.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To the Unitholders and Trustees of
The Benchmark Funds
Money Market Portfolios

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios, comprising the Money Market Portfolios of The Benchmark Funds, as of November 30, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of the investments owned at November 30, 1997 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios, comprising the Money Market Portfolios of The Benchmark Funds, at November 30, 1997, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
January 16, 1998

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and
Custodian

The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor

Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606

Trustees

William H. Springer, Chairman
Richard Gordon Cline
Edward J. Condon, Jr.
John W. English
Sandra Polk Guthman
Frederick T. Kelsey
Richard P. Strubel

Officers

Frank Polefrone, President
James Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Deborah Farrell, Assistant Secretary
Steven Hartstein, Assistant Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

Independent Auditors

Ernst & Young LLP
233 S. Wacker Dr.
Chicago, IL 60606

Legal Counsel

Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107

 This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Prospectus which contains facts concerning the objectives and policies, management expenses and other information.

THE BENCHMARK FUNDS

Investment Advisers:
The Northern Trust Company 50 S. LaSalle Street Chicago, IL 60675

Northern Trust Quantitative Advisors, Inc.

50 S. LaSalle Street

Chicago, IL 60675

Transfer Agent and Custodian:
The Northern Trust Company 50 S. LaSalle Street Chicago, IL 60675

Administrator and Distributor:
Goldman, Sachs & Co. 4900 Sears Tower Chicago, IL 60606
The
Benchmark
Funds

Fixed
Income and Equity
Portfolios



PROSPECTUS
APRIL 1, 1998

                              THE BENCHMARK FUNDS
    (Advised by The Northern Trust Company and Northern Trust Quantitative
                                Advisors, Inc.)

This Prospectus describes six fixed income, one balanced, one global asset and six equity portfolios (the "Portfolios") offered by The Benchmark Funds (the "Trust") to institutional investors.

 The U.S. GOVERNMENT SECURITIES PORTFOLIO seeks to maximize total return with reasonable risk by investing in a broad range of U.S. Government securities and maintaining a dollar-weighted average maturity of between 1 and 5 years. The SHORT-INTERMEDIATE BOND PORTFOLIO seeks to maximize total return consistent with reasonable risk by investing in a broad range of bonds and other fixed income securities and maintaining a dollar-weighted average maturity of between 2 and 5 years.
 The U.S. TREASURY INDEX PORTFOLIO seeks to provide investment results approximating the performance of the Lehman Brothers Treasury Bond Index (the "Lehman Index") by investing primarily in securities represented in the Lehman Index.
 The BOND PORTFOLIO seeks to maximize total return consistent with reasonable risk by investing in a broad range of bonds and other fixed income securities and maintaining a dollar-weighted average maturity of between 5 and 15 years. The INTERMEDIATE BOND PORTFOLIO seeks to maximize total return consistent with reasonable risk by investing in a broad range of bonds and other fixed income securities and maintaining a dollar-weighted average maturity of between 3 and 10 years.
 The INTERNATIONAL BOND PORTFOLIO seeks to maximize total return consistent with reasonable risk by investing primarily in a broad range of bonds and other fixed income securities of foreign issuers while maintaining a dollar-weighted average maturity of between 3 and 11 years.
 The BALANCED PORTFOLIO seeks to provide long-term capital appreciation and current income by investing in stocks, bonds and cash equivalents.

 The GLOBAL ASSET PORTFOLIO seeks to provide long-term capital appreciation and current income by allocating its assets for investment among four market segments: domestic equity, domestic fixed-income, foreign equity and foreign fixed-income securities. The Portfolio will pursue its objective by investing a substantial portion of its assets in shares of the Trust's other investment portfolios and unaffiliated investment companies.
 The EQUITY INDEX PORTFOLIO seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index") by investing substantially all of its assets in securities comprising the S&P Index.
 The DIVERSIFIED GROWTH PORTFOLIO seeks to provide long-term capital appreciation with income a secondary consideration by investing principally in common and preferred stocks and securities convertible into common stock of growth companies.
 The FOCUSED GROWTH PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in common stocks of growth companies. Any income received is incidental to the objective of capital appreciation.
 The SMALL COMPANY INDEX PORTFOLIO seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Small Stock Index (the "Russell Index") by investing substantially all of its assets in securities represented in the Russell Index.
 The INTERNATIONAL EQUITY INDEX PORTFOLIO seeks to provide investment results approximating the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index (the "EAFE Index").
 The INTERNATIONAL GROWTH PORTFOLIO seeks to provide long-term capital appreciation by investing principally in common and preferred stocks and securities convertible into common stock of foreign issuers. Any income received is incidental to the objective of capital appreciation.

 This Prospectus provides information about the Portfolios that you should know before investing. It should be read and retained for future reference. If you would like more detailed information, a Statement of Additional Information (the "Additional Statement") dated April 1, 1998 is available upon request without charge by writing to the Trust's distributor, Goldman, Sachs & Co. ("Goldman Sachs"), 4900 Sears Tower, Chicago, Illinois 60606 or by calling 1-800-621-2550.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE PORTFOLIOS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is April 1, 1998.

                              Investment Advisers

THE NORTHERN TRUST COMPANY           NORTHERN TRUST QUANTITATIVE ADVISORS,
50 S. LaSalle Street                 INC.
Chicago, Illinois 60675
                                     50 S. LaSalle Street
312-630-6000
                                     Chicago, Illinois 60675

                                     312-661-5866

Each Portfolio other than the U.S. Treasury Index, the Equity Index, the Small Company Index and the International Equity Index Portfolios, is advised by The Northern Trust Company ("Northern"), a wholly-owned subsidiary of Northern Trust Corporation. The U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios are advised by Northern Trust Quantitative Advisors, Inc., a wholly-owned subsidiary of Northern Trust Corporation ("NTQA", and, collectively with Northern, the "Investment Advisers"). Shares of all Portfolios other than the Small Company Index and International Equity Index Portfolios are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern and other institutions may charge their customers for services provided in connection with their investments. The Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee with respect to purchase transactions equal to 0.50% and 1.00%, respectively, of the amount invested.


                                     INDEX

                                    PAGE
                                    ----
SUMMARY OF EXPENSES                   3
-------------------
FINANCIAL HIGHLIGHTS                 10
--------------------
INVESTMENT INFORMATION               32
----------------------
 Introduction                        32
 U.S. Government Securities Portfo-
  lio                                32
 Short-Intermediate Bond Portfolio   32
 U.S. Treasury Index Portfolio       33
 Bond Portfolio                      33
 Intermediate Bond Portfolio         34
 International Bond Portfolio        34
 Balanced Portfolio                  35
 Global Asset Portfolio              36
 Equity Index Portfolio              38
 Diversified Growth Portfolio        39
 Focused Growth Portfolio            39
 Small Company Index Portfolio       39
 International Equity Index Portfo-
  lio                                41
 International Growth Portfolio      42
 Special Risks and Other Considera-
  tions                              42
 Description of Securities and
  Common Investment Techniques       46
 Investment Restrictions             59

                                     PAGE
                                     ----
TRUST INFORMATION                     59
-----------------
 Board of Trustees                    59
 Investment Advisers, Transfer Agent
  and Custodian                       59
 Portfolio Managers                   61
 Year 2000                            62
 Administrator and Distributor        63
 Shareholder Servicing Plan           63
 Service Information                  64
 Expenses                             64
INVESTING                             65
---------
 Purchase of Shares                   65
 Redemption of Shares                 68
 Distributions                        70
 Taxes                                71
NET ASSET VALUE                       73
---------------
PERFORMANCE INFORMATION               73
-----------------------
ORGANIZATION                          75
------------
MISCELLANEOUS                         76
-------------

                              SUMMARY OF EXPENSES

The following table sets forth certain information regarding the shareholder transaction expenses imposed by the Trust and the annualized operating expenses of the Portfolios (except the Intermediate Bond, Global Asset and International Equity Index Portfolios) incurred during the Trust's last fiscal year, and the estimated annualized operating expenses that the Intermediate Bond, Global Asset and International Equity Index Portfolios expect to incur during the current fiscal year. Hypothetical examples based on the table are also shown. Investors should note that shares of each Portfolio have been classified into four separate classes, Class A, B, C and D Shares. Each class is distinguished by the level of administrative support and transfer agency services provided. Class A, B, C and D Shares represent pro rata interests in a Portfolio except that different shareholder servicing fees and transfer agency fees are payable by Class A, B, C and D Shares. See "Trust Information--Shareholder Servicing Plan."

The Global Asset Portfolio may invest up to 100% of its assets in shares of other investment companies. Accordingly, an investor in the Global Asset Portfolio will bear a proportionate share of the expenses of such underlying funds in addition to the expenses of the Portfolio. The information on shareholder transaction expenses and estimated annual operating expenses in the table below relates solely to the Global Asset Portfolio and does not include the expenses associated with the Portfolio's investments in other investment companies.

                            U.S. Government Securities        Short-Intermediate Bond
                          ------------------------------- --------------------------------
                          Class A Class B Class C Class D Class A Class B Class  C Class D
                          Shares  Shares  Shares  Shares  Shares  Shares   Shares  Shares
                          ------- ------- ------- ------- ------- ------- -------- -------
Shareholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..   None    None    None    None    None    None     None    None
 Additional Transaction
  Fee (as a percentage
  of amount invested)...   None    None    None    None    None    None     None    None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........   None    None    None    None    None    None     None    None
 Deferred Sales Charge
  Imposed on
  Redemptions...........   None    None    None    None    None    None     None    None
 Redemption Fees........   None    None    None    None    None    None     None    None
 Exchange Fees..........   None    None    None    None    None    None     None    None
Annual Operating
 Expenses After Expense
 Reimbursements and Fee
 Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....   .25%    .25%    .25%    .25%    .25%    .25%     .25%    .25%
 12b-1 Fees.............   None    None    None    None    None    None     None    None
 Other Operating Ex-
  penses
  Servicing Fees(2).....   None    .10%    .15%    .25%    None    .10%     .15%    .25%
  Transfer Agency
   Fees(2)..............   .01%    .05%    .10%    .15%    .01%    .05%     .10%    .15%
  Other Expenses After
   Expense
   Reimbursements and
   Fee Reductions(3,4)..   .10%    .10%    .10%    .10%    .10%    .10%     .10%    .10%
                           ----    ----    ----    ----    ----    ----     ----    ----
  Total Other Operating
   Expenses(3,4)........   .11%    .25%    .35%    .50%    .11%    .25%     .35%    .50%
                           ----    ----    ----    ----    ----    ----     ----    ----
 Total Operating
  Expenses(1,2,3,4).....   .36%    .50%    .60%    .75%    .36%    .50%     .60%    .75%
                           ====    ====    ====    ====    ====    ====     ====    ====
Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period:
 One Year...............     $4      $5      $6      $8      $4      $5       $6      $8
 Three Years............    $12     $16     $19     $24     $12     $16      $19     $24
 Five Years.............    $20     $28     $33     $42     $20     $28      $33     $42
 Ten Years..............    $46     $63     $75     $93     $46     $63      $75     $93

                                U.S. Treasury Index                    Bond
                          ------------------------------- -------------------------------
                          Class A Class B Class C Class D Class A Class B Class C Class D
                          Shares  Shares  Shares  Shares  Shares  Shares  Shares  Shares
                          ------- ------- ------- ------- ------- ------- ------- -------
Shareholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..   None    None    None    None    None    None    None    None
 Additional Transaction
  Fee (as a percentage
  of amount invested)...   None    None    None    None    None    None    None    None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........   None    None    None    None    None    None    None    None
 Deferred Sales Charge
  Imposed on
  Redemptions...........   None    None    None    None    None    None    None    None
 Redemption Fees........   None    None    None    None    None    None    None    None
 Exchange Fees..........   None    None    None    None    None    None    None    None
Annual Operating
 Expenses After Expense
 Reimbursements and Fee
 Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....   .15%    .15%    .15%    .15%    .25%    .25%    .25%    .25%
 12b-1 Fees.............   None    None    None    None    None    None    None    None
 Other Operating Ex-
  penses
  Servicing Fees(2).....   None    .10%    .15%    .25%    None    .10%    .15%    .25%
  Transfer Agency
   Fees(2)..............   .01%    .05%    .10%    .15%    .01%    .05%    .10%    .15%
  Other Expenses After
   Expense
   Reimbursements and
   Fee Reductions(3,4)..   .10%    .10%    .10%    .10%    .10%    .10%    .10%    .10%
                           ----    ----    ----    ----    ----    ----    ----    ----
  Total Other Operating
   Expenses(3,4)........   .11%    .25%    .35%    .50%    .11%    .25%    .35%    .50%
                           ----    ----    ----    ----    ----    ----    ----    ----
 Total Operating
  Expenses(1,2,3,4).....   .26%    .40%    .50%    .65%    .36%    .50%    .60%    .75%
                           ====    ====    ====    ====    ====    ====    ====    ====

Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period:
 One Year...............     $3      $4      $5      $7      $4      $5      $6      $8
 Three Years............     $8     $13     $16     $21     $12     $16     $19     $24
 Five Years.............    $15     $22     $28     $36     $20     $28     $33     $42
 Ten Years..............    $33     $51     $63     $81     $46     $63     $75     $93

                                                     Intermediate Bond(7)
                                                -------------------------------
                                                Class A Class B Class C Class D
                                                Shares  Shares  Shares  Shares
                                                ------- ------- ------- -------
Shareholder Transaction Expenses
 Maximum Sales Charge Imposed on Purchases....   None    None    None    None
 Additional Transaction Fee (as a percentage
  of the amount invested).....................   None    None    None    None
 Deferred Sales Charge Imposed on Reinvested
  Distributions...............................   None    None    None    None
 Deferred Sales Charge Imposed on Redemptions.   None    None    None    None
 Redemption Fees..............................   None    None    None    None
 Exchange Fees................................   None    None    None    None
Annual Operating Expenses After Expense
 Reimbursements and
 Fee Reductions (as a percentage of average
 daily net assets).
 Management Fees After Fee Reductions(1)......   .25%    .25%    .25%    .25%
 12b-1 Fees...................................   None    None    None    None
 Other Operating Expenses
  Servicing Fees(2)...........................   None    .10%    .15%    .25%
  Transfer Agency Fees(2).....................   .01%    .05%    .10%    .15%
  Other Expenses (After Expense Reimbursements
   and
   Fee Reductions(3,4)........................   .10%    .10%    .10%    .10%
                                                 ----    ----    ----    ----
  Total Other Operating Expenses(3,4).........   .11%    .25%    .35%    .50%
                                                 ----    ----    ----    ----
 Total Operating Expenses(1,2,3,4)............   .36%    .50%    .60%    .75%
                                                 ====    ====    ====    ====

Example of Expenses. Based on the foregoing
 table, you would pay the following expenses
 on a hypothetical $1,000 investment, assuming
 a 5% annual return and redemption at the end
 of each time period:
 One Year.....................................     $4      $5      $6      $8
 Three Years..................................    $12     $16     $19     $24
 Five Years...................................    $20     $28     $33     $42
 Ten Years....................................    $46     $63     $75     $93

                                International Bond                   Balanced
                          ------------------------------- -------------------------------
                          Class A Class B Class C Class D Class A Class B Class C Class D
                          Shares  Shares  Shares  Shares  Shares  Shares  Shares  Shares
                          ------- ------- ------- ------- ------- ------- ------- -------
Shareholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..   None     None    None    None   None    None    None     None
 Additional Transaction
  Fee (as a percentage
  of amount invested)...   None     None    None    None   None    None    None     None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........   None     None    None    None   None    None    None     None
 Deferred Sales Charge
  Imposed on
  Redemptions...........   None     None    None    None   None    None    None     None
 Redemption Fees........   None     None    None    None   None    None    None     None
 Exchange Fees..........   None     None    None    None   None    None    None     None
Annual Operating
 Expenses After Expense
 Reimbursements and Fee
 Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....   .70%     .70%    .70%    .70%   .50%    .50%    .50%     .50%
 12b-1 Fees.............   None     None    None    None   None    None    None     None
 Other Operating Ex-
  penses
  Servicing Fees(2).....   None     .10%    .15%    .25%   None    .10%    .15%     .25%
  Transfer Agency
   Fees(2)..............   .01%     .05%    .10%    .15%   .01%    .05%    .10%     .15%
  Other Expenses After
   Expense
   Reimbursements and
   Fee Reductions(3,4)..   .25%     .25%    .25%    .25%   .10%    .10%    .10%     .10%
                           ----    -----   -----   -----   ----    ----    ----    -----
  Total Other Operating
   Expenses(3,4)........   .26%     .40%    .50%    .65%   .11%    .25%    .35%     .50%
                           ----    -----   -----   -----   ----    ----    ----    -----
 Total Operating
  Expenses(1,2,3,4).....   .96%    1.10%   1.20%   1.35%   .61%    .75%    .85%    1.00%
                           ====    =====   =====   =====   ====    ====    ====    =====
Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period:
 One Year...............    $10      $11     $12     $14     $6      $8      $9      $10
 Three Years............    $31      $35     $38     $43    $20     $24     $27      $32
 Five Years.............    $53      $61     $66     $74    $34     $42     $47      $55
 Ten Years..............   $118     $134    $145    $162    $76     $93    $105     $122
                                   Equity Index                 Diversified Growth
                          ------------------------------- -------------------------------
                          Class A Class B Class C Class D Class A Class B Class C Class D
                          Shares  Shares  Shares  Shares  Shares  Shares  Shares  Shares
                          ------- ------- ------- ------- ------- ------- ------- -------
Shareholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..   None     None    None    None   None    None    None     None
 Additional Transaction
  Fee (as a percentage
  of amount invested)...   None     None    None    None   None    None    None     None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........   None     None    None    None   None    None    None     None
 Deferred Sales Charge
  Imposed on
  Redemptions...........   None     None    None    None   None    None    None     None
 Redemption Fees........   None     None    None    None   None    None    None     None
 Exchange Fees..........   None     None    None    None   None    None    None     None
Annual Operating
 Expenses After Expense
 Reimbursements and Fee
 Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....   .10%     .10%    .10%    .10%   .55%    .55%    .55%     .55%
 12b-1 Fees.............   None     None    None    None   None    None    None     None
 Other Operating Ex-
  penses
  Servicing Fees(2).....   None     .10%    .15%    .25%   None    .10%    .15%     .25%
  Transfer Agency
   Fees(2)..............   .01%     .05%    .10%    .15%   .01%    .05%    .10%     .15%
  Other Expenses After
   Expense
   Reimbursements and
   Fee
   Reductions(3,4,5)....   .11%     .11%    .11%    .11%   .11%    .11%    .11%     .11%
                           ----    -----   -----   -----   ----    ----    ----    -----
  Total Other Operating
   Expenses(3,4,5)......   .12%     .26%    .36%    .51%   .12%    .26%    .36%     .51%
                           ----    -----   -----   -----   ----    ----    ----    -----
 Total Operating
  Expenses(1,2,3,4,5)...   .22%     .36%    .46%    .61%   .67%    .81%    .91%    1.06%
                           ====    =====   =====   =====   ====    ====    ====    =====
Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period:
 One Year...............     $2       $4      $5      $6     $7      $8      $9      $11
 Three Years............     $7      $12     $15     $20    $21     $26     $29      $34
 Five Years.............    $12      $20     $26     $34    $37     $45     $50      $58
 Ten Years..............    $28      $46     $58     $76    $83    $100    $112     $129

                                  Focused Growth                Small Company Index
                          ------------------------------- -------------------------------
                          Class A Class B Class C Class D Class A Class B Class C Class D
                          Shares  Shares  Shares  Shares  Shares  Shares  Shares  Shares
                          ------- ------- ------- ------- ------- ------- ------- -------
Shareholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..    None    None    None    None    None    None    None    None
 Additional Transaction
  Fee (as a percentage
  of amount
  invested)(6)..........    None    None    None    None    .50%    .50%    .50%    .50%
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........    None    None    None    None    None    None    None    None
 Deferred Sales Charge
  Imposed on
  Redemptions...........    None    None    None    None    None    None    None    None
 Redemption Fees........    None    None    None    None    None    None    None    None
 Exchange Fees..........    None    None    None    None    None    None    None    None
Annual Operating
 Expenses After Expense
 Reimbursements and
 Fee Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....    .80%    .80%    .80%    .80%    .20%    .20%    .20%    .20%
 12b-1 Fees.............    None    None    None    None    None    None    None    None
 Other Operating Ex-
  penses
  Servicing Fees(2).....    None    .10%    .15%    .25%    None    .10%    .15%    .25%
  Transfer Agency
   Fees(2)..............    .01%    .05%    .10%    .15%    .01%    .05%    .10%    .15%
  Other Expenses After
   Expense
   Reimbursements and
   Fee
   Reductions(3,4,5)....    .11%    .11%    .11%    .11%    .11%    .11%    .11%    .11%
                           -----   -----   -----   -----   -----   -----   -----   -----
  Total Other Operating
   Expenses(3,4,5)......    .12%    .26%    .36%    .51%    .12%    .26%    .36%    .51%
                           -----   -----   -----   -----   -----   -----   -----   -----
 Total Operating
  Expenses(1,2,3,4,5)...    .92%   1.06%   1.16%   1.31%    .31%    .46%    .56%    .71%
                           =====   =====   =====   =====   =====   =====   =====   =====
Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period*:
 One Year...............      $9     $11     $12     $13      $8     $10     $11     $12
 Three Years............     $29     $34     $37     $42     $15     $20     $23     $28
 Five Years.............     $51     $58     $64     $72     $23     $31     $36     $44
 Ten Years..............    $113    $129    $141    $158     $45     $63     $75     $93
                           International Equity Index(7)       International Growth
                          ------------------------------- -------------------------------
                          Class A Class B Class C Class D Class A Class B Class C Class D
                          Shares  Shares  Shares  Shares  Shares  Shares  Shares  Shares
                          ------- ------- ------- ------- ------- ------- ------- -------
Shareholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..    None    None    None    None    None    None    None    None
 Additional Transaction
  Fee (as a percentage
  of amount
  invested)(6)..........   1.00%   1.00%   1.00%   1.00%    None    None    None    None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........    None    None    None    None    None    None    None    None
 Deferred Sales Charge
  Imposed on
  Redemptions...........    None    None    None    None    None    None    None    None
 Redemption Fees........    None    None    None    None    None    None    None    None
 Exchange Fees..........    None    None    None    None    None    None    None    None
Annual Operating
 Expenses After Expense
 Reimbursements and
 Fee Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....    .25%    .25%    .25%    .25%    .80%    .80%    .80%    .80%
 12b-1 Fees.............    None    None    None    None    None    None    None    None
 Other Operating Ex-
  penses
  Servicing Fees(2).....    None    .10%    .15%    .25%    None    .10%    .15%    .25%
  Transfer Agency
   Fees(2)..............    .01%    .05%    .10%    .15%    .01%    .05%    .10%    .15%
  Other Expenses After
   Expense
   Reimbursements and
   Fee Reductions(3,4)..    .25%    .25%    .25%    .25%    .25%    .25%    .25%    .25%
                           -----   -----   -----   -----   -----   -----   -----   -----
  Total Other Operating
   Expenses(3,4)........    .26%    .40%    .50%    .65%    .26%    .40%    .50%    .65%
                           -----   -----   -----   -----   -----   -----   -----   -----
 Total Operating
  Expenses(1,2,3,4).....    .51%    .65%    .75%    .90%   1.06%   1.20%   1.30%   1.45%
                           =====   =====   =====   =====   =====   =====   =====   =====
Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period*:
 One Year...............     $15     $17     $18     $19     $11     $12     $13     $15
 Three Years............     $26     $31     $34     $38     $34     $38     $41     $46
 Five Years.............     $38     $46     $51     $59     $58     $66     $71     $79
 Ten Years..............     $73     $90    $102    $120    $129    $145    $157    $174

-------

* Total expenses include a .50% and 1.00% transaction fee on purchases of the shares of Small Company Index and International Equity Index Portfolios, respectively.

                                 Global Asset(7)
                         -------------------------------
                         Class A Class B Class C Class D
                         Shares  Shares  Shares  Shares
                         ------- ------- ------- -------
Shareholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..  None    None    None    None
 Additional Transaction
  Fee (as a percentage
  of amount
  invested)(6)..........  None    None    None    None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........  None    None    None    None
 Deferred Sales Charge
  Imposed on
  Redemptions...........  None    None    None    None
 Redemption Fees........  None    None    None    None
 Exchange Fees..........  None    None    None    None
Annual Operating
 Expenses After Expense
 Reimbursements and Fee
 Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....  .35%    .35%    .35%    .35%
 12b-1 Fees.............  None    None    None    None
 Other Operating Ex-
  penses
  Servicing Fees(2).....  None    .10%    .15%    .25%
  Transfer Agency
   Fees(2)..............  .01%    .05%    .10%    .15%
  Other Expenses After
   Expense
   Reimbursements and
   Fee Reductions(3,4)..  .10%    .10%    .10%    .10%
                          ----    ----    ----    ----
  Total Other Operating
   Expenses(3,4)........  .11%    .25%    .35%    .50%
                          ----    ----    ----    ----
 Total Operating
  Expenses(1,2,3,4).....  .46%    .60%    .70%    .85%
                          ====    ====    ====    ====

The Global Asset Portfolio will invest a substantial portion of its assets in Class A Shares of other investment portfolios of the Trust (collectively, the "Benchmark Portfolios"), including the Trust's money market portfolios, the Government Select Portfolio, Government Portfolio, Diversified Assets Portfolio, and Tax-Exempt Portfolio which are offered under a separate prospectus. The total expense ratios of Class A Shares of the equity and fixed income Benchmark Portfolios are set forth above. Based on a hypothetical mix of Benchmark Portfolio shares that the Global Asset Portfolio may hold under current market conditions, the weighted average expense ratio associated with the Portfolio's investment in Class A Shares of the Benchmark Portfolios would be 0.34%, and excludes the effect of any transaction fee associated with investment in a Benchmark Portfolio. The actual allocation of the Global Asset Portfolio's assets among the Benchmark Portfolios will vary with changing market conditions. In addition, the weighted average expense ratio of the Portfolio's investments in the Benchmark Portfolios does not reflect the expenses associated with the Portfolio's investments in unaffiliated investment companies, which could increase or decrease this weighted average expense ratio. Based on the foregoing, the estimated cumulative total expense ratio of Class A, B, C and D Shares of the Global Asset Portfolio, including both the expenses associated with the Portfolio and the expenses relating to its investments in other Benchmark Portfolios, would be .80%, .94%, 1.04% and 1.19%, respectively.

Example of Expenses.
 Based on the cumulative
 total expense ratios
 set forth in the
 preceding paragraph,
 you would pay the
 following expenses on a
 hypothetical $1,000
 investment in the
 Global Asset Portfolio,
 assuming a 5% annual
 total return and
 redemption at the end
 of each time period:
 One Year...............  $8 $10 $11 $12
 Three Years............ $26 $30 $33 $38
 Five Years............. N/A N/A N/A N/A
 Ten Years.............. N/A N/A N/A N/A

----------

(1) For the fiscal year ending November 30, 1997, Northern voluntarily reduced its advisory fee for the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond, International Bond, Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Equity Index, and International Growth Portfolios. Advisory fees are otherwise payable at the annual rate of .60%, .60%, .40%, .60%, .60%, .90%, .80%, .30%, .80%, 1.10%, .40%, .50% and 1.00%,
    respectively, of the Portfolios' respective average daily net assets. In addition, Northern has voluntarily agreed to reduce its advisory fee for the Global Asset Portfolio to .35% of the Portfolio's average daily net assets for the current fiscal year (advisory fees are otherwise payable at the annual rate of .60% of the Global Asset Portfolio's average daily net assets).

(2) The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with Institutions or other financial intermediaries under which they render (or arrange to have rendered) certain shareholder administrative support services for their Customers or other Investors who beneficially own Class B, C and D Shares in return for a fee ("Servicing Fee") of up to .10%, .15%, and .25%, respectively, per annum of the value of each Portfolio's outstanding Class B, C and D Shares, respectively. The Trust also allocates transfer agency fees, which are attributable to the Class A, B, C and D Shares in a Portfolio, separately to such Shares, as reflected in the table. For further information, see "Investment Adviser, Transfer Agent and Custodian" and "Shareholder Servicing Plan" under the heading "Trust Information" in this Prospectus.

(3) For the fiscal period December 1, 1996 through April 30, 1997, Goldman Sachs reduced its administration fee (otherwise payable with respect to each Portfolio during such period at the annual rate of .25% of the first $100 million, .15% of the next $200 million, .075% of the next $450 million and .05% of any excess over $750 million of the Portfolio's average daily net assets) to .10% of each Portfolio's average daily net assets. For the fiscal period May 1, 1997 through November 30, 1997, Goldman Sachs was entitled to an administration fee from each Portfolio at an annual rate of .15% of the average daily net assets of each of the International Bond, International Equity Index and International Growth Portfolios and .10% of the average daily net assets of each other Portfolio. In addition, during the fiscal year ended November 30, 1997 Goldman Sachs reimbursed each Portfolio's expenses (including the fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and transfer agent, servicing fees and certain extraordinary expenses) which exceeded on an annualized basis .25% of the International Bond, International Equity Index and International Growth Portfolios' average daily net assets and .10% of each other Portfolio's average daily net assets for such period. The expense information in the table has, accordingly, been presented to reflect these fee reductions and expense reimbursements (estimated in the case of the Intermediate Bond, Global Asset and International Equity Index Portfolios).

(4) Without the undertakings of Northern and Goldman Sachs, and had all classes of shares been outstanding during the year ending November 30, 1997, "Other Expenses" in the foregoing table would have been as follows:
    U.S. Government Securities Portfolio--.24%; Short-Intermediate Bond Portfolio--.20%; U.S. Treasury Index Portfolio--.41%; Bond Portfolio-- .16%; International Bond Portfolio--.61%; Balanced Portfolio--.30%; Equity Index Portfolio--.15%; Diversified Growth Portfolio--.22%; Focused Growth Portfolio--.23%; Small Company Index Portfolio--.27%; and International Growth Portfolio--.36%; and the total annual operating expenses would have been as follows for Class A, B, C and D Shares, respectively: U.S. Government Securities Portfolio--.85%, .99%, 1.09% and 1.24%; Short-Intermediate Bond Portfolio--.81%, .95%, 1.05% and 1.20%; U.S. Treasury Index Portfolio--.82%, .96%, 1.06% and 1.21%; Bond Portfolio--.77%, .91%,
    1.01% and 1.16%; International Bond Portfolio--1.52%, 1.66%, 1.76% and 1.91%; Balanced Portfolio--1.11%, 1.25%, 1.35% and 1.50%; Equity Index Portfolio--.46%, .60%, .70% and .85%; Diversified Growth Portfolio--1.03%, 1.17%, 1.27% and 1.42%; Focused Growth Portfolio--1.34%, 1.48%, 1.58% and
    1.73%; Small Company Index Portfolio--.68%, .82%, .92% and 1.07%; and International Growth Portfolio--1.37%, 1.51%, 1.61% and 1.76%, based on actual expenses incurred during the fiscal year ended November 30, 1997. Without the undertakings of Northern and Goldman Sachs, it is estimated that "Other Expenses" would be .57% for the Intermediate Bond Portfolio, .43% for the Global Asset Portfolio and .39% for the International Equity Index Portfolio, and total annual operating expenses for each of the Intermediate Bond, Global Asset and International Equity Index Portfolio's Class A, B, C and D Shares would be 1.18%, 1.32%, 1.42% and 1.57%; 1.04%,
    1.18%, 1.28% and 1.43%; and .90%, 1.04%, 1.14% and 1.29%, respectively, for the current fiscal year. See note (7) below. For a more complete description of the Portfolios' expenses, see "Trust Information" in this Prospectus.

(5) The actual expense ratios reflected in the above table for each class of the Equity Index, Diversified Growth, Focused Growth and Small Company Index Portfolios include interest expense of .01%, associated with temporary borrowings. Interest expense is not subject to voluntary expense limitations. Had the Portfolios not experienced such temporary borrowings, the total annual operating expense ratios would have been as follows:
    Equity Index Class A, B, C and D Shares--.21%, .35%, .45% and .60%, respectively; Diversified Growth Class A, B, C and D Shares--.66%, .80%, .90% and 1.05%, respectively; Focused Growth Class A, B, C and D Shares-- .91%, 1.05%, 1.15% and 1.30%, respectively; and Small Company Index Class A, B, C and D Shares--.31%, .45%, .55% and .70%, respectively. Whether such borrowings will occur in any given year and the actual amount of such borrowings is difficult to predict.

(6) To prevent the Small Company Index Portfolio and International Equity Index Portfolio from being adversely affected by the transaction costs associated with share purchases, the Portfolios will sell shares at a price equal to the net asset value of the shares plus an additional transaction fee equal to .50% and 1.00%, respectively, of such value. Such amounts are not sales charges, but are retained by the Portfolios for the benefit of all shareholders (see "Investment Information--Small Company Index Portfolio," "Investment Information--International Equity Index Portfolio," "Investing--Purchase of Shares" and "Investing--Redemption of Shares"). The Global Asset Portfolio may invest in these Portfolios and will be subject to the respective transaction fees.

(7) The costs and expenses included in the table and hypothetical example above are based on estimated fees and expenses for the current fiscal year and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated.

                             ---------------------

THE PURPOSE OF THE FOREGOING TABLE IS TO ASSIST YOU IN UNDERSTANDING THE VARIOUS SHAREHOLDER TRANSACTION AND OPERATING EXPENSES OF EACH PORTFOLIO THAT SHAREHOLDERS BEAR DIRECTLY OR INDIRECTLY. IT DOES NOT, HOWEVER, REFLECT ANY CHARGES WHICH MAY BE IMPOSED BY NORTHERN, ITS AFFILIATES AND CORRESPONDENT BANKS AND OTHER INSTITUTIONS ON THEIR CUSTOMERS AS DESCRIBED UNDER "INVESTING-- PURCHASE OF SHARES." THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

-------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS

The following information has been audited by Ernst & Young LLP, independent auditors, as indicated in their report incorporated by reference into the Additional Statement from the annual report to shareholders for the fiscal year ended November 30, 1997 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. No information is presented with respect to Class C Shares of the Short-Intermediate Bond, U.S. Treasury Index, Intermediate Bond, International Bond, Diversified Growth, Small Company Index, International Growth and International Equity Index Portfolios, Class D Shares of the Intermediate Bond and International Equity Index Portfolios, and Class B Shares of the Portfolios because no such shares were outstanding during the periods presented. In addition, as of the date of this Prospectus, the Global Asset Portfolio had not commenced investment operations. The Annual Report also contains additional performance information and is available upon request and without charge by calling the telephone number or writing to the address on the first page of this Prospectus.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

U.S. GOVERNMENT SECURITIES PORTFOLIO

                                               Class A
                             --------------------------------------------------
                              1997       1996       1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                     $ 20.07   $  20.08   $  19.05  $  20.07   $  20.00
Income (loss) from invest-
 ment operations:
 Net investment income          1.21       1.02       1.05      0.91       0.55
 Net realized and
  unrealized gain (loss)       (0.07)     (0.01)      1.02     (1.02)      0.05
--------------------------------------------------------------------------------
Total income (loss) from
 investment operations          1.14       1.01       2.07     (0.11)      0.60
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLD-
 ERS FROM:
 Net investment income         (1.22)     (1.02)     (1.04)    (0.91)     (0.53)
--------------------------------------------------------------------------------
Total distributions to
 shareholders                  (1.22)     (1.02)     (1.04)    (0.91)     (0.53)
--------------------------------------------------------------------------------
Net increase (decrease)        (0.08)     (0.01)      1.03     (1.02)      0.07
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                        $ 19.99   $  20.07   $  20.08  $  19.05   $  20.07
--------------------------------------------------------------------------------
Total return (b)                5.93%      5.15%     11.18%    (0.57)%     3.00%
Ratio to average net assets
 of (c):
 Expenses, net of waivers
  and reimbursements            0.36%      0.36%      0.36%     0.36%      0.43%
 Expenses, before waivers
  and reimbursements            0.85%      0.94%      1.09%     1.12%      1.18%
 Net investment income, net
  of waivers and reimburse-
  ments                         5.86%      5.22%      5.43%     4.62%      4.18%
 Net investment income, be-
  fore waivers and reim-
  bursements                    5.37%      4.64%      4.70%     3.86%      3.43%
Portfolio turnover rate        95.73%    119.75%    141.14%    45.55%     20.59%
Net assets at end of year
 (in thousands)              $43,073    $92,351    $56,329   $25,293    $32,479
--------------------------------------------------------------------------------

(a) For the period April 5, 1993 (commencement of operations) through November 30, 1993.


(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(c) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

U.S. GOVERNMENT SECURITIES PORTFOLIO

                                 Class C                  Class D
                              ----------------  -------------------------------
                               1997    1996 (A)  1997    1996    1995   1994 (B)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $20.06   $20.13   $20.03  $20.04  $19.05  $19.43
Income (loss) from invest-
 ment operations:
 Net investment income          1.14     0.91     1.16    0.96    0.96    0.22
 Net realized and unrealized
  gain (loss)                  (0.04)   (0.12)   (0.10)  (0.03)   1.00   (0.38)
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations            1.10     0.79     1.06    0.93    1.96   (0.16)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLD-
 ERS FROM:
 Net investment income         (1.18)   (0.86)   (1.15)  (0.94)  (0.97)  (0.22)
--------------------------------------------------------------------------------
Total distributions to
 shareholders                  (1.18)   (0.86)   (1.15)  (0.94)  (0.97)  (0.22)
--------------------------------------------------------------------------------
Net increase (decrease)        (0.08)   (0.07)   (0.09)  (0.01)   0.99   (0.38)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $19.98   $20.06   $19.94  $20.03  $20.04  $19.05
--------------------------------------------------------------------------------
Total return (c)                5.67%    4.05%    5.52%   4.77%  10.66%  (0.90)%
Ratio to average net assets
 of (d):
 Expenses, net of waivers
  and reimbursements            0.60%    0.60%    0.75%   0.75%   0.75%   0.75%
 Expenses, before waivers
  and reimbursements            1.09%    1.18%    1.24%   1.33%   1.48%   1.51%
 Net investment income, net
  of waivers and reimburse-
  ments                         5.63%    4.97%    5.50%   4.83%   5.08%   4.65%
 Net investment income, be-
  fore waivers and reim-
  bursements                    5.14%    4.39%    5.01%   4.25%   4.35%   3.89%
Portfolio turnover rate        95.73%  119.75%   95.73% 119.75% 141.14%  45.55%
Net assets at end of year
 (in thousands)               $3,118   $3,535   $  312  $  225  $   67  $   13
--------------------------------------------------------------------------------

(a) For the period December 29, 1995 (Class C Shares issue date) through November 30, 1996.

(b) For the period September 15, 1994 (Class D Shares issue date) through November 30, 1994.

(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(d) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

SHORT-INTERMEDIATE BOND PORTFOLIO

                                            Class A                                  Class D
                          -----------------------------------------------  -------------------------------
                            1997      1996      1995     1994    1993 (a)   1997    1996    1995   1994 (b)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $  20.70  $  20.73  $  19.53  $ 20.33  $  20.00  $20.66  $20.71  $19.53  $19.82
Income (loss) from in-
 vestment
 operations:
 Net investment income        1.46      1.14      1.02     0.97      0.85    1.43    1.07    0.94    0.23
 Net realized and
  unrealized gain (loss)     (0.29)    (0.01)     1.19    (0.80)     0.31   (0.34)  (0.02)   1.18   (0.29)
-----------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations        1.17      1.13      2.21     0.17      1.16    1.09    1.05    2.12   (0.06)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM:
 Net investment income       (1.46)    (1.16)    (1.01)   (0.97)    (0.83)  (1.39)  (1.10) (0.94)  (0.23)
 Net realized gain           (0.05)      --        --       --        --    (0.05)    --      --      --
-----------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders                (1.51)    (1.16)    (1.01)   (0.97)    (0.83)  (1.44)  (1.10)  (0.94)  (0.23)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)      (0.34)    (0.03)     1.20    (0.80)     0.33   (0.35)  (0.05)  (1.18)  (0.29)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $  20.36  $  20.70  $  20.73  $ 19.53  $  20.33  $20.31  $20.66  $20.71  $19.53
-----------------------------------------------------------------------------------------------------------
Total return (c)              5.95%     5.68%    11.58%    0.84%     5.90%   5.54%   5.22%  11.09%  (0.30)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and
  reimbursements              0.36%     0.36%     0.36%    0.36%     0.36%   0.75%   0.75%   0.75%   0.75%
 Expenses, before waiv-
  ers and
  reimbursements              0.81%     0.88%     0.91%    0.95%     1.00%   1.20%   1.27%   1.30%   1.34%
 Net investment income,
  net of waivers and re-
  imbursements                7.68%     5.83%     5.14%    4.84%     4.79%   7.48%   4.96%   4.85%   4.42%
 Net investment income,
  before waivers and re-
  imbursements                7.23%     5.31%     4.59%    4.25%     4.15%   7.03%   4.44%   4.30%   3.83%
Portfolio turnover rate      48.49%    47.68%    54.68%   48.67%    19.48%  48.49%  47.68%  54.68%  48.67%
Net assets at end of
 year (in
 thousands)               $201,457  $153,675  $158,678  $96,209  $107,550  $  891  $  343  $   13  $    1
-----------------------------------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.

(b) For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.

(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(d) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

U.S. TREASURY INDEX PORTFOLIO

                                          Class A                                   Class D
                          ---------------------------------------------  --------------------------------
                           1997     1996     1995     1994     1993 (a)   1997    1996    1995   1994 (b)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 20.60  $ 20.78  $ 18.77  $ 21.05   $ 20.00   $20.57  $20.75  $18.77   $18.80
Income (loss) from in-
 vestment operations:
 Net investment income       1.26     1.19     1.11     1.15      0.95     1.20    1.17    1.00     0.09
 Net realized and
  unrealized gain (loss)     0.20    (0.18)    2.01    (1.93)     1.02     0.18   (0.24)   2.03    (0.03)
---------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.46     1.01     3.12    (0.78)     1.97     1.38    0.93    3.03     0.06
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM:
 Net investment income      (1.25)   (1.19)   (1.11)   (1.14)    (0.92)   (1.18)  (1.11)  (1.05)   (0.09)
 Net realized gain             --       --       --    (0.36)       --       --      --      --       --
---------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders               (1.25)   (1.19)   (1.11)   (1.50)    (0.92)   (1.18)  (1.11)  (1.05)   (0.09)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)      0.21    (0.18)    2.01    (2.28)     1.05     0.20   (0.18)   1.98    (0.03)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 20.81  $ 20.60  $ 20.78  $ 18.77   $ 21.05   $20.77  $20.57  $20.75   $18.77
---------------------------------------------------------------------------------------------------------
Total return (c)             7.44%    5.10%   16.95%   (3.80)%    9.94%    7.03%   4.72%  16.43%    0.37%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements     0.26%    0.26%    0.26%    0.26%     0.26%    0.65%   0.65%   0.65%    0.65%
 Expenses, before waiv-
  ers and reimbursements     0.82%    1.04%    0.89%    0.79%     0.83%    1.21%   1.43%   1.28%    1.18%
 Net investment income,
  net of waivers and
  reimbursements             6.36%    5.93%    5.09%    5.60%     5.11%    6.07%   5.57%   5.41%    6.05%
 Net investment income,
  before waivers and
  reimbursements             5.80%    5.15%    4.46%    5.07%     4.54%    5.51%   4.79%   4.78%    5.52%
Portfolio turnover rate     72.61%   42.49%   80.36%   52.80%    77.75%   72.61%  42.49%  80.36%   52.80%
Net assets at end of
 year (in thousands)      $33,839  $26,273  $17,674  $37,305   $71,456   $1,707  $  848  $  286   $   --
---------------------------------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.

(b) For the period November 16, 1994 (Class D Shares issue date) through November 30, 1994.

(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(d) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BOND PORTFOLIO

                                                Class A
                              -------------------------------------------------
                                1997      1996      1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $  20.77  $  20.96  $  18.29  $  20.70   $  20.00
Income (loss) from invest-
 ment operations:
 Net investment income            1.34      1.29      1.17      1.42       1.42
 Net realized and unrealized
  gain (loss)                     0.29     (0.19)     2.66     (2.21)      0.66
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations              1.63      1.10      3.83     (0.79)      2.08
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLD-
 ERS FROM:
 Net investment income           (1.32)    (1.26)    (1.14)    (1.46)     (1.38)
 Net realized gain                 --        --        --      (0.15)       --
 Return of capital                 --      (0.03)    (0.02)    (0.01)       --
--------------------------------------------------------------------------------
Total distributions to
 shareholders                    (1.32)    (1.29)    (1.16)    (1.62)     (1.38)
--------------------------------------------------------------------------------
Net increase (decrease)           0.31     (0.19)     2.67     (2.41)      0.70
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $  21.08  $  20.77  $  20.96  $  18.29   $  20.70
--------------------------------------------------------------------------------
Total return (b)                  8.17%     5.57%    21.55%    (4.04)%    10.60%
Ratio to average net assets
 of (c):
 Expenses, net of waivers
  and reimbursements              0.36%     0.36%     0.36%     0.36%      0.36%
 Expenses, before waivers
  and reimbursements              0.77%     0.84%     0.84%     0.87%      0.92%
 Net investment income, net
  of waivers and reimburse-
  ments                           6.66%     6.39%     5.94%     7.31%      7.84%
 Net investment income, be-
  fore waivers and reim-
  bursements                      6.25%     5.91%     5.46%     6.80%      7.28%
Portfolio turnover rate          76.30%   101.38%    74.19%   103.09%     89.06%
Net assets at end of year
 (in thousands)               $460,514  $366,850  $286,301  $257,391   $245,112
--------------------------------------------------------------------------------

(a)For the period January 11, 1993 (commencement of operations) through November 30, 1993.


(b)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(c)Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BOND PORTFOLIO

                                  Class C                      Class D
                          -------------------------  -------------------------------
                           1997     1996    1995 (a)  1997    1996    1995   1994 (b)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 20.78  $ 20.96  $ 20.21  $20.76  $20.94  $18.29  $18.74
Income (loss) from in-
 vestment operations:
 Net investment income       1.29     1.25     0.47    1.24    1.22    1.08    0.28
 Net realized and
  unrealized gain (loss)     0.28    (0.18)    0.74    0.30   (0.18)   2.66   (0.45)
-------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.57     1.07     1.21    1.54    1.04    3.74   (0.17)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM:
 Net investment income      (1.28)   (1.22)   (0.45)  (1.25)  (1.19)  (1.09)  (0.28)
 Return of capital            --     (0.03)   (0.01)    --    (0.03)     -       -
-------------------------------------------------------------------------------------
Total distributions to
 shareholders               (1.28)   (1.25)   (0.46)  (1.25)  (1.22)  (1.09)  (0.28)
-------------------------------------------------------------------------------------
Net increase (decrease)      0.29    (0.18)    0.75    0.29   (0.18)   2.65   (0.45)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 21.07  $ 20.78  $ 20.96  $21.05  $20.76  $20.94  $18.29
-------------------------------------------------------------------------------------
Total return (c)             7.88%    5.33%    6.08%   7.74%   5.17%  21.06%  (0.94)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements     0.60%    0.60%    0.60%   0.75%   0.75%   0.75%   0.75%
 Expenses, before waiv-
  ers and reimbursements     1.01%    1.08%    1.08%   1.16%   1.23%   1.23%   1.26%
 Net investment income,
  net of waivers and re-
  imbursements               6.39%    6.09%    5.59%   6.27%   5.99%   5.48%   6.31%
 Net investment income,
  before waivers and re-
  imbursements               5.98%    5.61%    5.11%   5.86%   5.51%   5.00%   5.80%
Portfolio turnover rate     76.30%  101.38%   74.19%  76.30% 101.38%  74.19% 103.09%
Net assets at end of
 year (in thousands)      $50,554  $ 7,342  $ 3,704  $  601  $  220  $  120  $   15
-------------------------------------------------------------------------------------

(a)For the period July 3, 1995 (Class C Shares issue date) through November 30, 1995.

(b)For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.

(c)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(d)Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS

For the Year Ended November 30,

INTERMEDIATE BOND PORTFOLIO

                                                          Class A
                                                          --------
                                                          1997 (a)
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $ 20.00
Income (loss) from investment operations:
 Net investment income                                       0.38
 Net realized and unrealized loss                           (0.15)
------------------------------------------------------------------
Total income from investment operations                      0.23
------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                      (0.34)
------------------------------------------------------------------
Total distributions to shareholders                         (0.34)
------------------------------------------------------------------
Net decrease                                                (0.11)
------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $ 19.89
------------------------------------------------------------------
Total return (b)                                             1.17%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimbursements                 0.36%
 Expenses, before waivers and reimbursements                 2.28%
 Net investment income, net of waivers and reimbursements    5.87%
 Net investment income, before waivers and reimbursements    3.95%
Portfolio turnover rate                                     56.99%
Net assets at end of year (in thousands)                  $11,997
------------------------------------------------------------------

(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

INTERNATIONAL BOND PORTFOLIO

                                      Class A                        Class D
                          -----------------------------------  -----------------------
                           1997      1996     1995    1994(a)   1997     1996   1995(b)
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 22.16   $ 21.74  $ 19.93  $ 20.00  $22.14   $21.74  $22.17
Income (loss) from in-
 vestment operations:
 Net investment income       1.02      1.54     1.26     0.79    0.97     1.37    0.02
 Net realized and
  unrealized gain (loss)    (1.70)     0.43     2.28     0.01   (1.72)    0.51   (0.08)
---------------------------------------------------------------------------------------
Total income (loss) from
 investment operations      (0.68)     1.97     3.54     0.80   (0.75)    1.88   (0.06)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM:
 Net investment income
  (c)                       (1.01)    (1.55)   (1.73)   (0.87)  (0.99)   (1.48)  (0.37)
 Net realized gain          (0.34)      --       --       --    (0.34)     --      --
---------------------------------------------------------------------------------------
Total distributions to
 shareholders               (1.35)    (1.55)   (1.73)   (0.87)  (1.33)   (1.48)  (0.37)
---------------------------------------------------------------------------------------
Net increase (decrease)     (2.03)     0.42     1.81    (0.07)  (2.08)    0.40   (0.43)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 20.13   $ 22.16  $ 21.74  $ 19.93  $20.06   $22.14  $21.74
---------------------------------------------------------------------------------------
Total return (d)            (3.02)%    9.47%   18.20%    4.03%  (3.38)%   9.04% (0.30)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements     0.96%     0.96%    0.96%    0.96%   1.35%    1.35%   1.35%
 Expenses, before waiv-
  ers and reimbursements     1.52%     1.58%    1.47%    1.49%   1.91%    1.97%   1.86%
 Net investment income,
  net of waivers and re-
  imbursements               5.61%     5.91%    5.92%    5.93%   5.36%    5.67%   3.26%
 Net investment income,
  before waivers and re-
  imbursements               5.05%     5.29%    5.41%    5.40%   4.80%    5.05%   2.75%
Portfolio turnover rate     29.29%    33.89%   54.46%   88.65%  29.29%   33.89%  54.46%
Net assets at end of
 year (in thousands)      $26,383   $34,183  $32,673  $26,947  $   91   $   52  $    9
---------------------------------------------------------------------------------------

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.

(b) For the period November 20, 1995 (Class D Shares issue date) through November 30, 1995.

(c) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.

(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(e) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

BALANCED PORTFOLIO

                                                   Class A
                                   --------------------------------------------
                                    1997     1996     1995     1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                              $ 12.24  $ 11.05  $  9.50  $ 10.22   $ 10.00
Income (loss) from investment op-
 erations:
 Net investment income                0.38     0.34     0.34     0.24      0.09
 Net realized and unrealized gain
  (loss)                              1.66     1.19     1.55    (0.72)     0.22
--------------------------------------------------------------------------------
Total income (loss) from invest-
 ment operations                      2.04     1.53     1.89    (0.48)     0.31
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
 Net investment income               (0.38)   (0.34)   (0.34)   (0.22)    (0.09)
 Net realized gain                   (0.31)     --       --     (0.02)      --
--------------------------------------------------------------------------------
Total distributions to sharehold-
 ers                                 (0.69)   (0.34)   (0.34)   (0.24)    (0.09)
--------------------------------------------------------------------------------
Net increase (decrease)               1.35     1.19     1.55    (0.72)     0.22
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR       $ 13.59  $ 12.24  $ 11.05  $  9.50   $ 10.22
--------------------------------------------------------------------------------
Total return (b)                     17.29%   14.07%   20.22%   (4.76)%    3.12%
Ratio to average net assets of
 (c):
 Expenses, net of waivers and re-
  imbursements                        0.61%    0.61%    0.61%    0.61%     0.61%
 Expenses, before waivers and re-
  imbursements                        1.11%    1.20%    1.28%    1.50%     1.62%
 Net investment income, net of
  waivers and reimbursements          2.99%    3.03%    3.36%    2.56%     2.20%
 Net investment income, before
  waivers and reimbursements          2.49%    2.44%    2.69%    1.68%     1.19%
Portfolio turnover rate              59.06%  104.76%   93.39%   75.69%    35.03%
Average commission rate per share  $0.0652  $0.0718       NA       NA        NA
Net assets at end of year (in
 thousands)                        $51,475  $45,157  $38,897  $31,462   $15,928
--------------------------------------------------------------------------------

(a) For the period July 1, 1993 (commencement of operations) through November 30, 1993.


(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(c) Annualized for periods less than a full year.

NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

BALANCED PORTFOLIO

                                               Class C           Class D
                                           ----------------  ----------------
                                            1997    1996 (a)  1997    1996 (b)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $ 12.24  $ 11.12  $ 12.23  $ 11.34
Income from investment operations:
 Net investment income                        0.36     0.29     0.34     0.22
 Net realized and unrealized gain             1.64     1.12     1.64     0.96
------------------------------------------------------------------------------
Total income from investment operations       2.00     1.41     1.98     1.18
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                       (0.37)   (0.29)   (0.36)   (0.29)
 Net realized gain                           (0.31)     --     (0.31)     --
------------------------------------------------------------------------------
Total distributions to shareholders          (0.68)   (0.29)   (0.67)   (0.29)
------------------------------------------------------------------------------
Net increase                                  1.32     1.12     1.31     0.89
------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $ 13.56  $ 12.24  $ 13.54  $ 12.23
------------------------------------------------------------------------------
Total return (c)                             17.00%   12.72%   16.82%   10.55%
Ratio to average net assets of (d):
 Expenses, net of waivers and reimburse-
  ments                                       0.85%    0.85%    1.00%    1.00%
 Expenses, before waivers and reimburse-
  ments                                       1.35%    1.44%    1.50%    1.59%
 Net investment income, net of waivers and
  reimbursements                              2.75%    2.80%    2.60%    2.78%
 Net investment income, before waivers and
  reimbursements                              2.25%    2.21%    2.10%    2.19%
Portfolio turnover rate                      59.06%  104.76%   59.06%  104.76%
Average commission rate per share          $0.0652  $0.0718  $0.0652  $0.0718
Net assets at end of year (in thousands)   $ 4,587  $ 5,997  $   322  $   232
------------------------------------------------------------------------------

(a) For the period December 29, 1995 (Class C Shares issue date) through November 30, 1996.

(b) For the period February 20, 1996 (Class D Shares issue date) through November 30, 1996.

(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(d) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

EQUITY INDEX PORTFOLIO

                                              Class A
                          ------------------------------------------------------
                            1997       1996        1995       1994      1993 (a)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $  16.79   $   13.86   $   10.60  $   10.78  $   10.00
Income (loss) from in-
 vestment operations:
 Net investment income        0.30        0.31        0.30       0.27       0.22
 Net realized and
  unrealized gain (loss)      4.13        3.36        3.47      (0.18)      0.78
---------------------------------------------------------------------------------
Total income from in-
 vestment operations          4.43        3.67        3.77       0.09       1.00
---------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM:
 Net investment income       (0.30)      (0.31)      (0.30)     (0.27)     (0.22)
 Net realized gain           (0.83)      (0.43)      (0.21)        --         --
---------------------------------------------------------------------------------
Total distributions to
 shareholders                (1.13)      (0.74)      (0.51)     (0.27)     (0.22)
---------------------------------------------------------------------------------
Net increase (decrease)       3.30        2.93        3.26      (0.18)      0.78
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $  20.09   $   16.79   $   13.86  $   10.60  $   10.78
---------------------------------------------------------------------------------
Total return (b)             27.93%      27.53%      36.60%      0.87%     10.08%
Ratio to average net as-
 sets of (c):
 Expenses, net of waiv-
  ers and reimbursements      0.22%       0.22%       0.22%      0.23%      0.21%
 Expenses, before waiv-
  ers and reimbursements      0.46%       0.50%       0.54%      0.59%      0.66%
 Net investment income,
  net of waivers and re-
  imbursements                1.66%       2.12%       2.54%      2.62%      2.62%
 Net investment income,
  before waivers and re-
  imbursements                1.42%       1.84%       2.22%      2.25%      2.17%
Portfolio turnover rate      18.96%      18.02%      15.27%     71.98%      2.06%
Average commission rate
 per share                $ 0.0264    $ 0.0228          NA         NA         NA
Net assets at end of
 year (in thousands)      $844,065    $675,804    $479,763   $281,817   $219,282
---------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.

(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(c) Annualized for periods less than a full year.

NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

EQUITY INDEX PORTFOLIO

                                  Class C                        Class D
                          --------------------------  ---------------------------------
                           1997      1996    1995 (a)  1997     1996     1995   1994 (b)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 16.79   $ 13.86  $ 13.43  $ 16.77  $ 13.83  $10.60  $10.96
Income (loss) from in-
 vestment operations:
 Net investment income       0.26      0.28     0.05     0.26     0.27    0.25    0.02
 Net realized and
  unrealized gain (loss)     4.11      3.35     0.45     4.07     3.36    3.47   (0.31)
----------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       4.37      3.63     0.50     4.33     3.63    3.72   (0.29)
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM:
 Net investment income      (0.28)    (0.27)   (0.07)   (0.27)   (0.26)  (0.28)  (0.07)
 Net realized gain          (0.83)    (0.43)      --    (0.83)   (0.43)  (0.21)     --
----------------------------------------------------------------------------------------
Total distributions to
 shareholders               (1.11)    (0.70)   (0.07)   (1.10)   (0.69)  (0.49)  (0.07)
----------------------------------------------------------------------------------------
Net increase (decrease)      3.26      2.93     0.43     3.23     2.94    3.23   (0.36)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 20.05   $ 16.79  $ 13.86  $ 20.00  $ 16.77  $13.83  $10.60
----------------------------------------------------------------------------------------
Total return (c)            27.64%    27.24%    3.94%   27.45%   27.20%  36.20%  (2.68)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements     0.46%     0.46%    0.46%    0.61%    0.61%   0.61%   0.60%
 Expenses, before waiv-
  ers and reimbursements     0.70%     0.74%    0.78%    0.85%    0.89%   0.93%   0.96%
 Net investment income,
  net of waivers and re-
  imbursements               1.42%     1.89%    2.29%    1.27%    1.78%   2.07%   2.67%
 Net investment income,
  before waivers and re-
  imbursements               1.18%     1.61%    1.97%    1.03%    1.50%   1.75%   2.31%
Portfolio turnover rate     18.96%    18.02%   15.27%   18.96%   18.02%  15.27%  71.98%
Average commission rate
 per share                $0.0264   $0.0228       NA  $0.0264  $0.0228      NA      NA
Net assets at end of
 year (in thousands)      $82,982   $53,929  $18,390  $30,650  $ 8,005  $  810  $    3
----------------------------------------------------------------------------------------

(a) For the period September 28, 1995 (Class C Shares issue date) through November 30, 1995.

(b) For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.

(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(d) Annualized for periods less than a full year.

NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

DIVERSIFIED GROWTH PORTFOLIO

                                                Class A
                              -------------------------------------------------
                                1997      1996      1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $  14.36  $  12.20  $   9.88  $  10.65   $  10.00
Income (loss) from invest-
 ment operations:
 Net investment income            0.11      0.14      0.15      0.09       0.09
 Net realized and unrealized
  gain (loss)                     3.33      2.33      2.26     (0.83)      0.65
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations              3.44      2.47      2.41     (0.74)      0.74
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLD-
 ERS FROM:
 Net investment income           (0.14)    (0.15)    (0.09)    (0.01)     (0.09)
 Net realized gain               (1.46)    (0.16)       --     (0.02)        --
--------------------------------------------------------------------------------
Total distributions to
 shareholders                    (1.60)    (0.31)    (0.09)    (0.03)     (0.09)
--------------------------------------------------------------------------------
Net increase (decrease)           1.84      2.16      2.32     (0.77)      0.65
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $  16.20  $  14.36  $  12.20  $   9.88   $  10.65
--------------------------------------------------------------------------------
Total return (b)                 27.06%    20.83%    24.55%    (6.98)%     7.38%
Ratio to average net assets
 of (c):
 Expenses, net of waivers
  and reimbursements              0.67%     0.66%     0.69%     0.67%      0.71%
 Expenses, before waivers
  and reimbursements              1.03%     1.10%     1.12%     1.08%      1.13%
 Net investment income, net
  of waivers and reimburse-
  ments                           0.76%     0.98%     1.16%     0.77%      1.04%
 Net investment income, be-
  fore waivers and reim-
  bursements                      0.40%     0.54%     0.73%     0.35%      0.62%
Portfolio turnover rate          45.53%    59.99%    81.65%    78.94%    140.88%
Average commission rate per
 share                        $ 0.0669  $ 0.0655        NA        NA         NA
Net assets at end of year
 (in thousands)               $158,383  $142,055  $146,731  $164,963   $199,053
--------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.

(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(c) Annualized for periods less than a full year.

NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

DIVERSIFIED GROWTH PORTFOLIO

                                                        Class D
                                            ----------------------------------
                                             1997     1996     1995   1994 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $ 14.26  $ 12.16  $ 9.88   $10.41
Income (loss) from investment operations:
 Net investment income                         0.09     0.11    0.11     0.01
 Net realized and unrealized gain (loss)       3.27     2.29    2.25    (0.54)
-------------------------------------------------------------------------------
Total income (loss) from investment opera-
 tions                                         3.36     2.40    2.36    (0.53)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        (0.13)   (0.14)  (0.08)      --
 Net realized gain                            (1.46)   (0.16)     --       --
-------------------------------------------------------------------------------
Total distributions to shareholders           (1.59)   (0.30)  (0.08)      --
-------------------------------------------------------------------------------
Net increase (decrease)                        1.77     2.10    2.28    (0.53)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $ 16.03  $ 14.26  $12.16   $ 9.88
-------------------------------------------------------------------------------
Total return (b)                              26.60%   20.39%  24.19%   (5.14)%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimburse-
  ments                                        1.06%    1.05%   1.08%    1.05%
 Expenses, before waivers and reimburse-
  ments                                        1.42%    1.49%   1.51%    1.46%
 Net investment income, net of waivers and
  reimbursements                               0.37%    0.59%   0.73%    0.94%
 Net investment income, before waivers and
  reimbursements                               0.01%    0.15%   0.30%    0.53%
Portfolio turnover rate                       45.53%   59.99%  81.65%   78.94%
Average commission rate per share           $0.0669  $0.0655      NA       NA
Net assets at end of year (in thousands)    $   696  $   433  $  221   $   40
-------------------------------------------------------------------------------

(a) For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.

(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(c) Annualized for periods less than a full year.

NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

FOCUSED GROWTH PORTFOLIO

                                              Class A
                                                --------------------------------
                               1997       1996      1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                     $  14.48   $  12.53   $  9.79   $ 10.43   $ 10.00
Income (loss) from invest-
 ment operations:
 Net investment income           0.05       0.02      0.05      0.02      0.01
 Net realized and
  unrealized gain (loss)         3.37       2.17      2.71     (0.66)     0.43
--------------------------------------------------------------------------------
Total income (loss) from
 investment operations           3.42       2.19      2.76     (0.64)     0.44
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLD-
 ERS FROM:
 Net investment income          (0.02)     (0.05)    (0.02)      --      (0.01)
 Net realized gain              (1.68)     (0.19)      --        --        --
--------------------------------------------------------------------------------
Total distributions to
 shareholders                   (1.70)     (0.24)    (0.02)      --      (0.01)
--------------------------------------------------------------------------------
Net increase (decrease)          1.72       1.95      2.74     (0.64)     0.43
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                        $  16.20   $  14.48   $ 12.53   $  9.79   $ 10.43
--------------------------------------------------------------------------------
Total return (b)                27.05%     17.82%    28.38%    (6.15)%    4.33%
Ratio to average net assets
 of (c):
 Expenses, net of waivers
  and reimbursements             0.92%      0.91%     0.91%     0.91%     0.91%
 Expenses, before waivers
  and reimbursements             1.34%      1.43%     1.47%     1.55%     1.88%
 Net investment income, net
  of waivers and reimburse-
  ments                          0.30%      0.12%     0.46%     0.24%     0.14%
 Net investment loss, be-
  fore waivers and reim-
  bursements                    (0.12)%    (0.40)%   (0.10)%   (0.39)%   (0.83)%
Portfolio turnover rate        108.29%    116.78%    85.93%    74.28%    27.48%
Average commission rate per
 share                       $ 0.0681   $ 0.0730        NA        NA        NA
Net assets at end of year
 (in thousands)              $115,802   $106,250   $86,099   $57,801   $32,099
--------------------------------------------------------------------------------

(a) For the period July 1, 1993 (commencement of operations) through November 30, 1993.

(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(c) Annualized for periods less than a full year.

NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

FOCUSED GROWTH PORTFOLIO

                                  Class C                  Class D
                                                 ------------------
                                                               -----------------
                               1997     1996 (a)    1997      1996     1995 (b)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $ 14.47   $ 13.46    $ 14.37   $ 12.48    $ 9.55
Income (loss) from invest-
 ment operations:
 Net investment income
  (loss)                         0.01     (0.01)      0.03     (0.03)     0.02
 Net realized and unrealized
  gain                           3.37      1.02       3.30      2.15      2.93
--------------------------------------------------------------------------------
Total income from investment
 operations                      3.38      1.01       3.33      2.12      2.95
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLD-
 ERS FROM:
 Net investment income          (0.01)      --       (0.01)    (0.04)    (0.02)
 Net realized gain              (1.68)      --       (1.68)    (0.19)      --
--------------------------------------------------------------------------------
Total distributions to
 shareholders                   (1.69)      --       (1.69)    (0.23)    (0.02)
--------------------------------------------------------------------------------
Net increase                     1.69      1.01       1.64      1.89      2.93
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $ 16.16   $ 14.47    $ 16.01   $ 14.37    $12.48
--------------------------------------------------------------------------------
Total return (c)                26.75%     7.51%     26.52%    17.42%    30.97%
Ratio to average net assets
 of (d):
 Expenses, net of waivers
  and reimbursements             1.16%     1.15%      1.31%     1.30%     1.30%
 Expenses, before waivers
  and reimbursements             1.58%     1.67%      1.73%     1.82%     1.86%
 Net investment income
  (loss), net of waivers and
  reimbursements                 0.06%    (0.12)%    (0.09)%   (0.28)%   (0.11)%
 Net investment loss, before
  waivers and reimbursements    (0.36)%   (0.64)%    (0.51)%   (0.80)%   (0.67)%
Portfolio turnover rate        108.29%   116.78%    108.29%   116.78%    85.93%
Average commission rate per
 share                        $0.0681   $0.0730    $0.0681   $0.0730        NA
Net assets at end of year
 (in thousands)               $ 8,325   $ 6,993    $ 1,206   $   656    $  489
--------------------------------------------------------------------------------

(a) For the period June 14, 1996 (Class C Shares issue date) through November 30, 1996.

(b) For the period December 8, 1994 (Class D Shares issue date) through November 30, 1995.

(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(d) Annualized for periods less than a full year.

NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

SMALL COMPANY INDEX PORTFOLIO

                                                 Class A
                                -----------------------------------------------
                                  1997      1996     1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                           $  13.97  $  12.98  $ 10.86  $  11.29   $ 10.00
Income (loss) from investment
 operations:
 Net investment income              0.15      0.19     0.16      0.14      0.11
 Net realized and unrealized
  gain (loss)                       2.69      1.75     2.67     (0.30)     1.29
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations                2.84      1.94     2.83     (0.16)     1.40
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
 Net investment income             (0.17)    (0.14)   (0.15)    (0.02)    (0.11)
 Net realized gain                 (1.59)    (0.81)   (0.56)    (0.25)       --
--------------------------------------------------------------------------------
Total distributions to share-
 holders                           (1.76)    (0.95)   (0.71)    (0.27)    (0.11)
--------------------------------------------------------------------------------
Net increase (decrease)             1.08      0.99     2.12     (0.43)     1.29
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR    $  15.05  $  13.97  $ 12.98  $  10.86   $ 11.29
--------------------------------------------------------------------------------
Total return (b)                   23.06%    15.96%   27.76%    (1.54)%   14.09%
Ratio to average net assets of
 (c):
 Expenses, net of waivers and
  reimbursements                    0.32%     0.32%    0.32%     0.33%     0.31%
 Expenses, before waivers and
  reimbursements                    0.68%     0.79%    0.81%     0.86%     1.02%
 Net investment income, net of
  waivers and reimbursements        1.22%     1.36%    1.31%     1.27%     1.25%
 Net investment income, before
  waivers and reimbursements        0.86%     0.89%    0.82%     0.74%     0.54%
Portfolio turnover rate            42.66%    46.26%   38.46%    98.43%    26.31%
Average commission rate per
 share                          $ 0.0319  $ 0.0257       NA        NA        NA
Net assets at end of year (in
 thousands)                     $147,887  $112,856  $94,899  $ 77,120   $54,763
--------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.

(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year and does not reflect the .75% additional transaction fee that was in effect prior to April 1, 1998 which would reduce total return. Effective April 1, 1998, the additional transaction fee has been reduced to .50%.

(c) Annualized for periods less than a full year.

NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

SMALL COMPANY INDEX PORTFOLIO

                                                         Class D
                                                 -------------------------
                                                  1997     1996    1995 (a)
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $ 13.96  $ 12.95  $10.51
Income from investment operations:
 Net investment income                              0.17     0.13    0.18
 Net realized and unrealized gain                   2.62     1.83    2.96
---------------------------------------------------------------------------
Total income from investment operations             2.79     1.96    3.14
---------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                             (0.15)   (0.14)  (0.14)
 Net realized gain                                 (1.59)   (0.81)  (0.56)
---------------------------------------------------------------------------
Total distributions to shareholders                (1.74)   (0.95)  (0.70)
---------------------------------------------------------------------------
Net increase                                        1.05     1.01    2.44
---------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $ 15.01  $ 13.96  $12.95
---------------------------------------------------------------------------
Total return (b)                                   22.68%   16.20%  31.62%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimbursements        0.71%    0.71%   0.71%
 Expenses, before waivers and reimbursements        1.07%    1.18%   1.20%
 Net investment income, net of waivers and reim-
  bursements                                        0.76%    1.02%   0.90%
 Net investment income, before waivers and reim-
  bursements                                        0.40%    0.55%   0.41%
Portfolio turnover rate                            42.66%   46.26%  38.46%
Average commission rate per share                $0.0319  $0.0257      NA
Net assets at end of year (in thousands)         $   690  $   269  $   44
---------------------------------------------------------------------------

(a) For the period December 8, 1994 (Class D Shares issue date) through November 30, 1995.

(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year and does not reflect the .75% additional transaction fee that was in effect prior to April 1, 1998 which would reduce total return. Effective April 1, 1998, the additional transaction fee has been reduced to .50%.

(c) Annualized for periods less than a full year.

NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

INTERNATIONAL GROWTH PORTFOLIO

                                                    Class A
                                      ----------------------------------------
                                        1997       1996      1995     1994 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $  10.63   $   9.88  $  10.21   $  10.00
Income (loss) from investment opera-
 tions:
 Net investment income                    0.11       0.10      0.12       0.05
 Net realized and unrealized gain
  (loss)                                  0.31       0.87     (0.36)      0.16
-------------------------------------------------------------------------------
Total income (loss) from investment
 operations                               0.42       0.97     (0.24)      0.21
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                   (0.08)     (0.22)    (0.05)        --
 Net realized gain                       (0.45)        --     (0.04)        --
-------------------------------------------------------------------------------
Total distributions to shareholders      (0.53)     (0.22)    (0.09)        --
-------------------------------------------------------------------------------
Net increase (decrease)                  (0.11)      0.75     (0.33)      0.21
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $  10.52   $  10.63  $   9.88   $  10.21
-------------------------------------------------------------------------------
Total return (b)                          4.21%      9.96%    (2.32)%     2.11%
Ratio to average net assets of (c):
 Expenses, net of waivers and reim-
  bursements                              1.06%      1.06%     1.06%      1.04%
 Expenses, before waivers and reim-
  bursements                              1.37%      1.43%     1.38%      1.47%
 Net investment income, net of waiv-
  ers and reimbursements                  0.97%      0.73%     1.22%      0.76%
 Net investment income, before waiv-
  ers and reimbursements                  0.66%      0.36%     0.90%      0.33%
Portfolio turnover rate                 154.62%    202.47%   215.31%     77.79%
Average commission rate per share     $ 0.0265   $ 0.0292        NA         NA
Net assets at end of year (in thou-
 sands)                               $106,774   $138,182  $148,704   $133,212
-------------------------------------------------------------------------------

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.

(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(c) Annualized for periods less than a full year.

NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS

For the Years Ended November 30,

INTERNATIONAL GROWTH PORTFOLIO

                                                       Class D
                                            -----------------------------------
                                             1997      1996     1995    1994 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $ 10.54   $  9.83  $10.21   $10.47
Income (loss) from investment operations:
 Net investment income                         0.09      0.01    0.19       --
 Net realized and unrealized gain (loss)       0.29      0.92   (0.48)   (0.26)
--------------------------------------------------------------------------------
Total income (loss) from investment opera-
 tions                                         0.38      0.93   (0.29)   (0.26)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        (0.08)    (0.22)  (0.05)      --
 Net realized gain                            (0.45)       --   (0.04)      --
--------------------------------------------------------------------------------
Total distributions to shareholders           (0.53)    (0.22)  (0.09)      --
--------------------------------------------------------------------------------
Net increase (decrease)                       (0.15)     0.71   (0.38)   (0.26)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $ 10.39   $ 10.54  $ 9.83   $10.21
--------------------------------------------------------------------------------
Total return (b)                               3.79%     9.59%  (2.78)%  (2.56)%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimburse-
  ments                                        1.45%     1.45%   1.45%    1.35%
 Expenses, before waivers and reimburse-
  ments                                        1.76%     1.82%   1.77%    1.78%
 Net investment income, net of waivers and
  reimbursements                               0.58%     0.44%   2.01%      --
 Net investment income (loss), before
  waivers and reimbursements                   0.27%     0.07%   1.69%   (0.43)%
Portfolio turnover rate                      154.62%   202.47% 215.31%   77.79%
Average commission rate per share           $0.0265   $0.0292      NA       NA
Net assets at end of year (in thousands)    $   234   $    94  $   20       --
--------------------------------------------------------------------------------

(a) For the period November 16, 1994 (Class D Shares issue date) through November 30, 1994.

(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(c) Annualized for periods less than a full year.

NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS

For the Year Ended November 30,

INTERNATIONAL EQUITY INDEX

                                                          Class A
                                                          --------
                                                          1997 (a)
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $ 10.00
Income from investment operations:
 Net investment income                                       0.10
 Net realized and unrealized gain                            0.45
------------------------------------------------------------------
Total income from investment operations                      0.55
------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                         --
 Net realized gain                                             --
------------------------------------------------------------------
Total distributions to shareholders                            --
------------------------------------------------------------------
Net increase                                                 0.55
------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $ 10.55
------------------------------------------------------------------
Total return (b)                                             5.45%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimbursements                 0.51%
 Expenses, before waivers and reimbursements                 1.08%
 Net investment income, net of waivers and reimbursements    1.75%
 Net investment income, before waivers and reimbursements    1.18%
Portfolio turnover rate                                      8.16%
Average commission rate per share                         $0.0207
Net assets at end of year (in thousands)                  $34,244
------------------------------------------------------------------

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.

(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year and does not reflect the 1.00% additional transaction fee which would reduce total return.

(c) Annualized.

                            INVESTMENT INFORMATION

INTRODUCTION

The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Portfolio consists of a separate pool of assets with separate investment objectives and policies, as described below. Each Portfolio, other than the International Bond Portfolio, is classified as a diversified investment company. The International Bond Portfolio is classified as a non-diversified investment company. Shares of each Portfolio have been classified into four classes--Class A Shares, Class B Shares, Class C Shares and Class D Shares. Northern serves as investment adviser to all Portfolios other than the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios, which are advised by NTQA. Northern serves as the transfer agent and custodian for all Portfolios. Goldman Sachs serves as distributor and administrator. With the exception of the Intermediate Bond Portfolio and the Global Asset Portfolio, the investment objective of a Portfolio may not be changed without the vote of the majority of the outstanding shares of the particular Portfolio. Except as expressly noted below, however, each Portfolio's investment policies may be changed without a vote of shareholders. The U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios may collectively be referred to as the "Fixed Income Portfolios," and the Balanced, Global Asset, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Equity Index and International Growth Portfolios may collectively be referred to as the "Equity Portfolios."

U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Portfolio's investment objective is to seek to maximize total return with minimal reasonable risk. In pursuing its investment objective, the U.S. Government Securities Portfolio will, under normal market conditions, invest at least 65% of its total assets in a broad range of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements relating to such securities, including mortgage-related securities issued by agencies of the U.S. Government. The Portfolio's dollar-weighted average maturity will be between one and five years.

The Portfolio may enter into interest rate swaps and may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Common Investment Techniques" below for more information.

SHORT-INTERMEDIATE BOND PORTFOLIO

The investment objective of the Short-Intermediate Bond Portfolio is to seek to maximize total return consistent with reasonable risk. In pursuing its investment objective, the Short-Intermediate Bond Portfolio invests in a broad range of bonds and other fixed income securities. The Portfolio's dollar-weighted average maturity will be between two and five years. The Portfolio will invest primarily in fixed income securities of all types and in any proportion that generally are investment grade at the time of purchase, and may include obligations of the U.S. Government, its agencies or instrumentalities, obligations of foreign governments, obligations of U.S. and foreign corporations and obligations of U.S. and foreign banks. The obligations of a foreign issuer will not be purchased by the Short-Intermediate Bond Portfolio if, as a result of the purchase, more than 20% of the total assets of the Portfolio will be invested in the obligations of issuers within a single foreign country. The Portfolio may also invest up to 10% of its total assets in non-investment grade securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Portfolio may also invest in short-term notes, bills, commercial paper and certificates of deposit.

The Portfolio may enter into forward currency contracts and interest rate swaps and may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Common Investment Techniques" below for more information.

U.S. TREASURY INDEX PORTFOLIO

The investment objective of the U.S. Treasury Index Portfolio is to seek to provide investment results approximating the performance of the Lehman Index. In pursuing its investment objective, the U.S. Treasury Index Portfolio under normal conditions will invest directly or indirectly at least 80% of its total assets in a representative sample of the U.S. Treasury obligations included in the Lehman Index. The Lehman Index is comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues. The Investment Adviser will select securities for the Portfolio based on their expected contribution to its overall duration, quality and total return as compared to the Lehman Index and comparable investment characteristics. Lehman Brothers ("Lehman") makes no representation or warranty, implied or express, to purchasers of Portfolio units or any member of the public regarding the advisability of investing in the Portfolio or the ability of the Lehman Index to track general bond market performance.

The Portfolio is managed through the use of a "passive" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the Lehman Index through statistical procedures. As a result, the Investment Adviser does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis.

The Portfolio may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

BOND PORTFOLIO

The investment objective of the Bond Portfolio is to seek to maximize total return consistent with reasonable risk. In pursuing its investment objective, the Bond Portfolio invests in a broad range of bonds and other fixed income securities. The Portfolio's dollar-weighted average maturity will range between five and fifteen years.

The Portfolio will invest primarily in fixed income securities of all types and in any proportion that generally are investment grade at the time of purchase, and may include obligations of the U.S. Government, its agencies or instrumentalities, obligations of foreign, state and local governments, obligations of U.S. and foreign corporations and obligations of U.S. and foreign banks. The obligations of a foreign issuer will not be purchased by the Bond Portfolio if, as a result of the purchase, more than 20% of the total assets of the Portfolio will be invested in the obligations of issuers within a single foreign country. The Portfolio may also invest up to 10% of its total assets in non-investment grade securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Portfolio may also invest in short-term notes, bills, commercial paper and certificates of deposits.

The Portfolio may enter into forward currency contracts and interest rate swaps and may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Common Investment Techniques" below for more information.

INTERMEDIATE BOND PORTFOLIO

The investment objective of the Intermediate Bond Portfolio is to seek to maximize total return consistent with reasonable risk. In pursuing its investment objective, the Intermediate Bond Portfolio invests in a broad range of bonds and other fixed income securities. The Portfolio's dollar-weighted average maturity will range between three and ten years. The Portfolio will invest primarily in fixed income securities of all types and in any proportion that generally are investment grade at the time of purchase, and may include obligations of the U.S. Government, its agencies or instrumentalities, obligations of foreign, state and local governments, obligations of U.S. and foreign corporations and obligations of U.S. and foreign banks. The Portfolio may invest up to 25% of its total assets in foreign securities, including up to 15% of its total assets in securities of issuers in countries with emerging economies or securities markets. The obligations of a foreign issuer will not be purchased by the Portfolio if, as a result of the purchase, more than 20% of the total assets of the Portfolio will be invested in the obligations of issuers within a single foreign country. The Portfolio may also invest up to 10% of its total assets in non-investment grade securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Portfolio may also invest in short-term notes, bills, commercial paper and certificates of deposits.

The Portfolio may enter into forward currency contracts and interest rate swaps and may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Common Investment Techniques" below for more information.

INTERNATIONAL BOND PORTFOLIO

The investment objective of the International Bond Portfolio is to seek to maximize total return consistent with reasonable risk. In pursuing its investment objective, the International Bond Portfolio invests primarily (at least 65% of its total assets under normal market conditions) in a broad range of bonds and other fixed income securities of foreign issuers. The Portfolio's dollar-weighted average maturity will range between three and eleven years.

The Portfolio will be invested at all times in the securities of issuers located in at least three different foreign countries. These countries may include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan,

Thailand, Turkey, the United Kingdom and Venezuela. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

The Portfolio will invest primarily in fixed income securities of all types as set forth below and in any proportion that generally are investment grade at the time of purchase, although a portion of its assets may be invested in non-investment grade securities. These securities may include obligations of foreign governments, their agencies, instrumentalities and political subdivisions; supranational organizations (e.g., European Investment Bank, Inter-American Development Bank and the World Bank); and foreign corporations and banks. These obligations may consist of bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Portfolio may also invest in obligations of the U.S. Government, its agencies and instrumentalities (including repurchase agreements collateralized by such obligations) and of U.S. corporations and banks as well as short-term notes, bills, commercial paper and certificates of deposit. It is expected that during the current fiscal year a substantial portion of the Portfolio's assets will be invested in foreign governmental obligations.

The International Bond Portfolio is classified as a non-diversified portfolio under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of the securities of a smaller number of issuers relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

The Portfolio may enter into forward currency exchange contracts and currency and interest rate swaps and utilize options and futures contracts. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may invest, in accordance with its investment policies, in various short-term obligations, such as U.S. Government obligations, high quality money market investments and repurchase agreements. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

BALANCED PORTFOLIO

The investment objective of the Balanced Portfolio is to seek to provide long-term capital appreciation and current income. The Portfolio will invest at least 25% of the value of its total assets in fixed income senior securities and no more than 75% in equity securities under normal market conditions. The actual percentage of assets invested in equity and fixed income securities will vary from time to time, depending upon Northern's judgment as to general market and economic conditions, trends and yields, interest rates and changes in fiscal and monetary policies. The Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 18 months or less) at such times and in such proportions as, in the opinion of Northern, is warranted. For purposes of determining the percentages of the Portfolio's assets that are invested in equity and fixed income securities, respectively, only that portion of the value of convertible securities attributable to their fixed income characteristics will be deemed to be a fixed income investment.

The Portfolio may invest in common and preferred stocks, securities convertible into common stock and other types of equity or equity-related securities ("equity securities"). The Portfolio selects equity securities based on such factors as growth of sales, return on equity, growth and consistency of earnings, financial condition, market share, product leadership and other investment criteria. The Portfolio will normally limit its equity investments to the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalization in excess of $200 million. The Portfolio may also purchase warrants and rights which entitle the holder to buy equity securities at a specified price for a specified period of time.

The Portfolio will invest in fixed income securities of all types as set forth below and in any proportions that generally are investment-grade at the time of purchase. These securities may include bonds, debentures, mortgage and other asset-related securities, zero coupon bonds, convertible debentures, and other obligations issued by the U.S. Government, its agencies or instrumentalities, foreign governments, U.S. and foreign corporations and U.S. and foreign banks. The Portfolio may also purchase bonds that are issued in tandem with warrants which entitle the holder to purchase certain common stock at a specified price during a specified period of time. The Portfolio may also invest in short-term notes, bills, commercial paper and certificates of deposit. The dollar-weighted average maturity of the fixed income portion of the Portfolio will, under normal market conditions, range between two and ten years.

The Portfolio may also enter into forward currency contracts and utilize options and futures contracts and related options. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may also invest in various short-term obligations. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

GLOBAL ASSET PORTFOLIO

The investment objective of the Global Asset Portfolio is to seek to provide long-term capital appreciation and current income. In pursuing its investment objective, the Portfolio allocates its assets for investment among four market segments: domestic equity securities, domestic fixed-income securities, foreign equity securities and foreign fixed-income securities. To achieve this allocation, the Portfolio will generally invest a substantial portion (up to 100%) of its assets in shares of one or more other investment portfolios of the Trust ("Benchmark Portfolios") which invest in such segments. By investing in shares of the Benchmark Portfolios, the Global Asset Portfolio expects to be able to achieve greater diversification within these market segments than through direct investments in individual securities. The Portfolio may also make direct investments in domestic and foreign equity or fixed-income securities or purchase shares of unaffiliated investment companies, including World Equity Benchmark SharesSM issued by The Foreign Fund, Inc. ("WEBS") whenever it is deemed advisable to do so in order to achieve the desired exposure to any of the four market segments and to achieve the Portfolio's investment objective. See "International Equity Index Portfolio" below for more information on WEBS. The Portfolio's investments in unaffiliated investment companies will be limited in accordance with the provisions of the 1940 Act.

Northern will allocate the assets of the Portfolio among the market segments identified above, and, within each segment, among the various Benchmark Portfolios, unaffiliated investment companies and individual securities.

Under normal market conditions, it is anticipated that the Portfolio will invest at least 20% of its assets directly or indirectly in fixed income senior securities, and at least 65% of its total assets directly or indirectly in securities of issuers in at least three different countries.

Subject to the foregoing, the Portfolio may allocate 0%-100% of its assets to any market segment. The table below identifies the Benchmark Portfolios represented in each market segment:

                                                     CORRESPONDING
                                                       BENCHMARK
         MARKET SEGMENT                                PORTFOLIO
      ---------------------               ------------------------------------
      Domestic Equity                     Balanced Portfolio
                                          Equity Index Portfolio
                                          Diversified Growth Portfolio
                                          Focused Growth Portfolio
                                          Small Company Index Portfolio
      Domestic Fixed Income               Government Select Portfolio
                                          Government Portfolio
                                          Diversified Assets Portfolio
                                          Tax-Exempt Portfolio
                                          U.S. Government Securities Portfolio
                                          Short-Intermediate Bond Portfolio
                                          U.S. Treasury Index Portfolio
                                          Bond Portfolio
                                          Intermediate Bond Portfolio
      Foreign Equity                      International Equity Index Portfolio
                                          International Growth Portfolio
      Foreign Fixed Income                International Bond Portfolio

In making decisions regarding the appropriate exposure to each segment, Northern will consider general market and economic conditions and factors such as the relative market capitalization weightings of these segments, stock and bond index price changes, fluctuations in interest and currency exchange rates, and political events which may impact market performance for specific countries or regions, as well as the liquidity needs of the Portfolio. By allocating its investments in this manner, Northern believes that the Portfolio will not be exposed to the same degree of market risk as a portfolio which, for example, invests in only one market segment.

In allocating the Portfolio's assets among the Benchmark Portfolios and unaffiliated investment companies, Northern will consider their investment objectives and policies, expenses, performance history and other factors it deems relevant. The allocation of the Portfolio's assets among investment companies may be changed from time to time without the approval of the Portfolio's shareholders. Although the Portfolio may invest in each Benchmark Portfolio, it is expected that the Portfolio will normally be invested in only some of the Benchmark Portfolios at any particular time and will most typically select from among the Equity Index, Diversified Growth, Focused Growth, Small Company Index, Bond, Short-Intermediate Bond, Intermediate Bond, International Equity Index, International Growth and International Bond Portfolios. The Portfolio's investment in any particular Benchmark Portfolio may exceed 25% of the Portfolio's assets and it is expected that such a concentration may most typically occur with respect to investments in the Equity Index, Diversified Growth, Focused Growth and Bond Portfolios.

In addition to its investments in other investment companies, the Portfolio may make direct investments in equity securities based on such factors as growth of sales, return on equity, growth and consistency of earnings, financial condition, market share, product leadership and other investment criteria. In addition, the Portfolio may purchase warrants and rights which entitle the holder to buy equity securities at a specified price for a specified period of time. The Portfolio may also invest directly in fixed income securities of all types as set forth below and in any proportions that generally are investment grade at the time of purchase, and may purchase bonds that are issued in tandem with warrants which entitle the holder to purchase certain common stocks at a specified price during a specified period of time. The Portfolio may also invest in short-term notes, bills, commercial paper and certificates of deposit.

The Portfolio may enter into forward currency contracts and utilize options and future contracts and related options. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may also invest in shares of money market funds or directly in other short-term obligations. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

Prospective investors should note that the Trust has filed an application with the Securities and Exchange Commission (the "SEC") requesting an exemption from certain provisions of the 1940 Act to allow the Portfolio to conduct its investment operations as described in this Prospectus. As of the date of this Prospectus, the requested exemption had not been granted, and there is no assurance that it will be. No shares of the Portfolio will be sold unless and until the requested exemption is granted.

EQUITY INDEX PORTFOLIO

The investment objective of the Equity Index Portfolio is to seek to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P Index. Under normal market conditions the Portfolio will invest directly or indirectly at least 80% of the Portfolio's total assets in the common stocks of the companies that constitute the S&P Index, in approximately the same proportions as they are represented in the S&P Index. The S&P Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and selected by Standard & Poor's Corporation ("S&P") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. S&P's primary objective for the S&P Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. S&P makes no representation or warranty, implied or express, to purchasers of Portfolio shares or any member of the public regarding the advisability of investing in the Portfolio or the ability of the S&P Index to track general stock market performance.

The Equity Index Portfolio is managed through the use of a "passive" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the S&P Index through statistical procedures. As a result, the Investment Adviser does not employ traditional methods of fund investment management for this Portfolio, such as selecting securities on the basis of economic, financial and market analysis.

The Portfolio may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. However, it is not anticipated that the Portfolio will invest in cash reserves, options or futures contracts and related options as part of a temporary defensive strategy such as lowering its investment in common stocks to protect against potential stock market declines. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

DIVERSIFIED GROWTH PORTFOLIO

The investment objective of the Diversified Growth Portfolio is to seek to provide long-term capital appreciation with income a secondary consideration. The Portfolio invests principally in common and preferred stocks and securities convertible into common stock. The Portfolio will, under normal market conditions, invest at least 65% of its assets in equity securities of domestic and foreign issuers. The Portfolio selects investments based on such factors as growth of sales, return on equity, growth and consistency of earnings, financial condition, market share, product leadership and other investment criteria. The Portfolio may also purchase warrants and rights which entitle the holder to buy equity securities at a specific price for a specific period of time.

The Portfolio may also enter into forward currency contracts and utilize options and futures contracts and related options. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may also invest in various short-term obligations. See "Description of Securities and Common Investment Techniques" below for more information.

FOCUSED GROWTH PORTFOLIO

The investment objective of the Focused Growth Portfolio is to seek to provide long-term capital appreciation. Any income received is incidental to the objective of capital appreciation. The Portfolio invests in common and preferred stocks and securities convertible into common stock of companies believed by Northern to have superior quality and growth characteristics. Under normal market conditions at least 65% of the Portfolio's total assets will be invested in equity securities of domestic and foreign issuers. The Portfolio selects equity securities based on such factors as growth of sales, return on equity, growth and consistency of earnings, financial condition, market share, product leadership and other investment criteria. In attempting to achieve the Portfolio's investment objective, Northern may, from time to time, emphasize particular companies or market segments, subject to the Portfolio's policies on security and industry diversification as described under "Investment Restrictions." Companies in which the Portfolio invests often retain their earnings to finance current and future growth and generally pay little or no dividends. The Portfolio may also purchase warrants and rights which entitle the holder to buy equity securities at a specific price for a specific period of time. The Portfolio intends to invest in the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalization in excess of $200 million.

The Portfolio may also enter into forward currency contracts and utilize options and futures contracts and related options. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may also invest in various short-term obligations. See "Description of Securities and Common Investment Techniques" below for more information.

SMALL COMPANY INDEX PORTFOLIO

The investment objective of the Small Company Index Portfolio is to seek to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell Index.

Under normal market conditions, the Portfolio will invest directly or indirectly at least 80% of its total assets in the stocks included in the Russell Index. The Russell Index is a market value-weighted index comprised of the stocks of the smallest 2,000 companies in the Russell 3000 Index which is comprised of the stocks of the 3,000 largest U.S. domiciled companies (based on market capitalization) that represent approximately 83% of the investable U.S. equity markets. Because of its emphasis on the smallest 2,000 companies, the Russell Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. As of January 31, 1998, the average market capitalization of the companies included in the Russell Index, adjusted for cross-holdings, was approximately $570 million. The Russell Index is reconstituted annually to reflect changes in market capitalization. The primary criteria used by Frank Russell & Company ("Russell") to determine the initial list of securities eligible for inclusion in the Russell 3000 Index (and, accordingly, the Russell Index) is total market capitalization adjusted for large private holdings and cross-ownership. However, companies are not selected by Russell for inclusion in the Russell Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to purchasers of Portfolio shares or any member of the public regarding the advisability of investing in the Portfolio or the ability of the Russell Index to track general market performance of small capitalization stocks.

The Portfolio will be constructed to have aggregate investment characteristics similar to those of the Russell Index as a whole. The Portfolio will invest in securities which will be selected on the basis of such factors as market capitalization, beta, industry sectors and economic factors. The number of issues included will be a function of the Portfolio's liquidity and size. The Portfolio will be restructured annually when the Russell Index is reconstituted.

It should be noted that small companies in which the Portfolio may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities typically are traded in lower volume and because the issuers typically are subject to a greater degree of changes in their earnings and prospects.

The Small Company Index Portfolio is managed through the use of a "passive" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the Russell Index through statistical procedures. As a result, the Investment Adviser does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis.

The Portfolio may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. However, it is not anticipated that the Portfolio will invest in cash reserves, options or futures contracts and related options as part of a temporary defensive strategy such as lowering its investment in common stocks to protect against potential stock market declines. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

The Portfolio requires the payment of an additional transaction fee on the purchase of shares equal to 0.50% of the dollar amount invested. See "Investing--Purchase of Shares" and "Investing--Redemption of Shares" below for more information.

INTERNATIONAL EQUITY INDEX PORTFOLIO

The investment objective of the International Equity Index Portfolio is to seek to provide investment results approximating the aggregate price and dividend performance of the securities in the EAFE Index. The EAFE Index is a broad-based market capitalization weighted index currently composed of more than 1,100 securities in twenty countries. Fourteen European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom) constitute approximately 55% of the EAFE Index. Six Asian/Pacific countries (Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore) account for the remaining 45%. Under normal market conditions, the Portfolio will invest, directly or indirectly, at least 65% of its total assets in the securities that constitute the EAFE Index.

The International Equity Index Portfolio is managed through the use of a "passive" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the EAFE Index through statistical procedures. As a result, the Investment Adviser does not employ traditional methods of fund investment management for this Portfolio, such as selecting securities on the basis of economic, financial and market analysis. The Portfolio will be constructed to have aggregate investment characteristics similar to those of the EAFE Index as a whole. The proportion of assets invested in each country will approximate the weight of each country in the EAFE Index, and the Portfolio will invest in securities selected on the basis of such factors as country exposure, market capitalization, beta, industry sectors and economic factors. The number of issuers included will be a function of the Portfolio's liquidity and size.

Because the Portfolio will invest in countries according to their weights in the EAFE Index, more than 25% of the Portfolio's assets may be invested in a single country. In particular, Japan currently constitutes approximately one-third of the EAFE Index and would comprise a similar percentage of the Portfolio's assets, making the Portfolio's performance more dependent upon the political and economic circumstances in Japan than a portfolio that is more widely diversified among the issuers in different countries.

It is anticipated that, in seeking to achieve its investment objective, the Portfolio may invest a significant portion (i.e., more than 10%) of its assets in instruments such as World Equity Benchmark Shares SM issued by The Foreign Fund, Inc. ("WEBS") and similar securities of other issuers. Absent unusual circumstances, these investments are not expected to exceed 35% of the Portfolio's assets during the current fiscal year. WEBS are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specific countries. Because the expense associated with an investment in WEBS can be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, the Investment Adviser believes that investments in WEBS of countries that are included in the EAFE Index can provide a cost-effective means of diversifying the Portfolio's assets across a broad range of equity securities. See the Additional Statement for further information about WEBS.



The Portfolio may invest in convertible securities and may enter into forward currency contracts and utilize options, futures contracts and related options and currency swaps. The Portfolio may also purchase warrants and rights which entitle the holder to buy equity securities at a specific price for a specific period of time. In addition, the Portfolio may also invest in certain short-term fixed income securities as cash reserves. However, it is not anticipated that the Portfolio will invest in cash reserves, options or futures contracts and related options as part of a temporary defensive strategy such as lowering its investment in equity securities to protect against potential market declines. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" for more information.

The Portfolio requires the payment of an additional transaction fee on the purchase of shares equal to 1.00% of the dollar amount invested. See "Investing--Purchase of Shares" and "Investing--Redemption of Shares" below for more information.

INTERNATIONAL GROWTH PORTFOLIO

The investment objective of the International Growth Portfolio is to seek to provide long-term capital appreciation. Any income received is incidental to the objective of capital appreciation. The Portfolio invests principally in common and preferred stocks and securities convertible into common stock of foreign issuers. The Portfolio will, under normal market conditions, invest directly or indirectly at least 65% of its total assets in equity securities of foreign issuers. The Portfolio selects investments based on such factors as growth of sales, return on equity, growth and consistency of earnings, financial condition, market share, product leadership and other investment criteria. The Portfolio will normally limit its equity investments to the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalizations in excess of $200 million. The Portfolio invests in securities listed on foreign and domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets, and may invest in unlisted securities. Securities issued in certain countries are currently accessible to the Portfolio only through investment in other investment companies that are specifically authorized to invest in such securities.

The Portfolio will be invested at all times in the securities of issuers located in at least three different foreign countries. These countries may include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

The Portfolio may also enter into forward currency contracts, purchase convertible bonds, and utilize options, futures contracts and currency swaps. In addition, the Portfolio may purchase warrants and rights which entitle the holder to buy equity securities at a specific price for a specific period of time. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may invest, in accordance with its investment policies, in various short-term obligations, such as U.S. Government obligations, high quality money market instruments and repurchase agreements. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

SPECIAL RISKS AND OTHER CONSIDERATIONS

FOREIGN SECURITIES. The Short-Intermediate Bond, Bond, Intermediate Bond, Balanced, Diversified Growth and Focused Growth Portfolios may invest up to 25% of their total assets, and the Global Asset, International Bond, International Equity Index and International Growth Portfolios will invest a substantial portion of their total assets as described above, directly or indirectly in the securities of foreign issuers, whether or not U.S. dollar-denominated. In addition, each such Portfolio may acquire the obligations of foreign banks and foreign branches of U.S. banks as stated below under "Description of Securities and Common Investment Techniques--Short-Term Obligations." There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates and the interest rate environment. In addition, investment in foreign debt, or the securities of foreign governments, will subject a Portfolio to risks, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

In addition, there are other risks of investing in countries with emerging economies or securities markets. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened.

While the Portfolios' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolios are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. A Portfolio's net long and short foreign currency exposure will not exceed its total asset value. To the extent that a Portfolio is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolios' respective net currency positions may expose them to risks independent of their securities positions.

Because the securities markets in the following countries are highly developed, liquid and subject to extensive regulation, the International Growth Portfolio and International Bond Portfolio may invest more than 25% of their total assets in the securities of issuers located in Japan, the United Kingdom, France, Germany or Switzerland. Because the International Equity Index Portfolio invests in countries according to their weightings in the EAFE Index, more than 25% of such Portfolio's assets may also be invested in the securities of issuers in a single country. Investment in a particular country of 25% or more of the Portfolio's total assets will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. Although the five foreign countries listed above have developed economies, they are not immune from these risks. For example, the expected introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique risks and uncertainties, including: whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Portfolios. Moreover, the end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as political and social developments there have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.

DERIVATIVE INSTRUMENTS. Each Portfolio may also purchase certain "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include interest rate and currency swaps, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including "inverse floaters"). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Portfolio will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles. The Investment Advisers will evaluate the risks presented by the derivative instruments purchased by the Portfolios, and will determine, in connection with their day-to-day management of the Portfolios, how they will be used in furtherance of the Portfolios' investment objectives. It is possible, however, that the Investment Advisers' evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Portfolios will, because of the risks discussed above, incur loss as a result of their investments in derivative instruments.

AVERAGE MATURITIES. The Fixed Income Portfolios will normally maintain the dollar-weighted average maturities of their portfolios within the specified ranges previously described. The maturities of certain instruments, however, such as variable and floating rate instruments as well as instruments subject to prepayment or redemption by the issuers, are subject to estimation. There can be no assurance that the estimates used by the Fixed Income Portfolios for such instruments will, in fact, be accurate or that, if inaccurate, a Fixed Income Portfolio's dollar-weighted average maturity will remain within the specified limits.

TRACKING VARIANCE. The Investment Adviser believes that under normal market conditions, the quarterly performance of the Equity Index, Small Company Index, International Equity Index and U.S. Treasury Index Portfolios, before Portfolio expenses, will be within a .95 correlation with the S&P Index, Russell Index, EAFE Index and Lehman Index, respectively. However, there is no assurance that a Portfolio will be able to do so on a consistent basis. Deviations from the performance of its designated Index ("tracking variance") may result from purchases and redemptions of shares of a Portfolio that occur daily, as well as from the expenses borne by a Portfolio. Such purchases and redemptions may necessitate the purchase and sale of securities by the Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Portfolio's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of a Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. In the event the performance of a Portfolio is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.

SPECIAL RISKS AND OTHER CONSIDERATIONS RELATING TO THE GLOBAL ASSET PORTFOLIO. Because the Global Asset Portfolio may invest up to 100% of its assets in shares of other investment companies, the expenses associated with investing in the Portfolio may be higher than those associated with a portfolio that invests primarily in the securities of issuers that are not themselves investment companies. An investor in the Global Asset Portfolio will incur not only a proportionate share of the expenses of the Portfolio, but also a proportionate share of expenses of the other Benchmark Portfolios and unaffiliated investment companies in which the Portfolio invests (collectively, the "underlying funds"). Investors in the Global Asset Portfolio should realize that they can invest directly in the underlying funds. However, investors who purchase shares of these underlying funds directly would not benefit from the asset allocation services provided by Northern in managing the Global Asset Portfolio, nor from the Portfolio's direct investments in individual securities. While the Global Asset Portfolio offers a greater level of diversification than many other types of mutual funds, the Portfolio should not be considered a complete investment program for an investor.

The Global Asset Portfolio will seek to avoid duplicative fees and the layering of expenses to a meaningful extent. The Portfolio will only invest in the class of shares of each Benchmark Portfolio which is currently offered with no sales or redemption charges, distribution fees or shareholder servicing fees. The advisory fees payable to Northern under the Portfolio's advisory contract are for services that are in addition to, rather than duplicative of, services provided under the advisory contract for any other Benchmark Portfolio or unaffiliated investment company in which the Portfolio invests, including but not limited to asset allocation and portfolio selection. The administration, custody and transfer agency fees borne by the Portfolio are also for services that are in addition to, and not duplicative of, services provided to the underlying funds. Although the Benchmark Portfolios will not impose sales loads or distribution fees on investments by the Global Asset Portfolio, it is possible that the Global Asset Portfolio may pay distribution fees in connection with its investments in unaffiliated investment companies. These would be indirectly borne by the Portfolio's investors. In addition, the Global Asset Portfolio will bear the additional transaction fees payable in connection with investments in the Small Company Index and International Equity Index Portfolios.

As a fund that may invest a substantial portion of its assets in other investment companies, the Global Asset Portfolio will be subject to certain investment risks. The Global Asset Portfolio's performance is directly related to the performance of the investment companies in which it invests. Accordingly, the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives, as well as the allocation among those funds by Northern. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that one or more underlying funds invest more than 25% of their total assets in one industry, the Portfolio may, through its investments in such funds, invest more than 25% of its total assets in such industry. This indirect concentration may subject the Portfolio to more volatile price movements than would be the case in the absence of such concentration. In addition, the structure of the Portfolio may give rise to "wash" transactions which occur when one underlying fund purchases the same securities that another underlying fund is selling. These transactions would cause the Global Asset Portfolio to indirectly incur transaction costs with no corresponding investment benefit. Because the Portfolio will pursue its global strategy by investing in underlying funds that invest in different types of securities, Northern believes that the risk associated with wash transactions is minimal.

From time to time, the underlying Benchmark Portfolios may experience relatively large purchases or redemptions due to asset allocation decisions made by Northern in managing the Global Asset Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Benchmark Portfolios to the extent that they may be required to sell securities at times when they would not otherwise do so or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. Northern is committed to minimizing the impact of these transactions on the underlying Benchmark Portfolios to the extent it is consistent with pursuing the Global Asset Portfolio's investment objective and will monitor the impact of the Global Asset Portfolio's asset allocation decisions on the underlying Benchmark Portfolios. Northern will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between the interests of the Global Asset Portfolio and the interests of the underlying Benchmark Portfolios. In addition, Northern is subject to conflicts of interest in allocating Global Asset Portfolio assets among the various Benchmark Portfolios because the fees payable to it or NTQA by some Benchmark Portfolios are higher than the fees payable by other Benchmark Portfolios.

DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

UNITED STATES GOVERNMENT OBLIGATIONS. Each Portfolio may invest, to the extent consistent with its investment policies, in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. Each Portfolio (other than the U.S. Treasury Index

Portfolio) may also invest in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid.

CONVERTIBLE SECURITIES. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Global Asset, Diversified Growth, Focused Growth, International Growth and International Equity Index Portfolios may each acquire convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Convertible securities acquired by the Portfolios will be subject to the same rating requirements as a Portfolio's investments in its fixed income securities, or if unrated, will be of comparable quality as determined by the Investment Advisers in accordance with guidelines approved by the Board of Trustees, except that a Portfolio may acquire convertible securities rated below investment grade so long as a Portfolio's investments in all non-investment grade securities does not exceed the limitations set forth below under "Non-Investment Grade Securities." The Fixed Income Portfolios will ordinarily sell units of common stock received upon conversion.

CORPORATE OBLIGATIONS. A Portfolio (other than the U.S. Government Securities and U.S. Treasury Index Portfolios) may purchase debt obligations of domestic or foreign corporations subject to the Portfolio's minimum rating requirements for purchases of debt securities. See discussion of "Investment Grade Securities" and "Non-Investment Grade Securities" below.

INVESTMENT GRADE SECURITIES. The Fixed Income, Balanced and Global Asset Portfolios may invest in fixed income securities of all types, and the Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Global Asset, Diversified Growth, Focused Growth, International Growth and International Equity Index Portfolios may invest a portion of their assets in convertible securities. Such securities will generally be investment grade. Investment grade securities include those securities which are rated BBB or higher by Standard and Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's"), BBB or higher by Duff & Phelps Credit Rating Co. ("Duff") or BBB or higher by Fitch IBCA Inc. ("Fitch") at the time of purchase, or if unrated, are of comparable quality as determined by the Investment Advisers. A security will be considered investment grade if it receives a rating as described above from either S&P, Moody's, Duff or

Fitch, even though it has received a lower rating from other rating organizations. Securities rated BBB by S&P, Duff or Fitch, or Baa by Moody's have certain speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. Commercial paper and other short-term obligations acquired by a Portfolio will be rated A-2 or higher by S&P, P-2 or higher by Moody's, D-2 or higher by Duff, or F-2 or higher by Fitch at the time of purchase or, if unrated, determined to be of comparable quality by the Investment Advisers. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Investment Adviser will consider such an event in determining whether the Portfolio should continue to hold such security. In addition, certain Portfolios may acquire fixed income securities rated below investment grade when the Investment Adviser believes that the investment characteristics of such securities make them desirable acquisitions. In either case, a Portfolio's total investment in non-investment grade securities will not exceed the limitations set forth below under "Non-Investment Grade Securities."

NON-INVESTMENT GRADE SECURITIES. Although the fixed income securities in which the Fixed Income, Balanced and Global Asset Portfolios may invest and the convertible securities in which the Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Global Asset, Diversified Growth, Focused Growth, International Growth and International Equity Index Portfolios may invest will normally be rated investment grade at the time of purchase, the Portfolios (other than the U.S. Government Securities and U.S. Treasury Index Portfolios) may invest in non-investment grade or convertible securities when the Investment Advisers believe that the investment characteristics of such securities make them desirable in light of the Portfolios' investment objectives and current portfolio mix, so long as under normal market and economic conditions, (i) no more than 5% of the respective total assets of the International Bond, International Growth and International Equity Index Portfolios and no more than 10% of the respective total assets of the Short-Intermediate Bond, Bond, Intermediate Bond, Balanced, Global Asset, Diversified Growth and Focused Growth Portfolios are invested in non-investment grade securities and (ii) such securities are rated "B" or higher at the time of purchase by at least one major rating agency, or if unrated will be of comparable quality as determined by the Investment Advisers. Non-investment grade securities (those that are rated "Ba" or lower by Moody's or "BB" or lower by S&P, Duff or Fitch) are commonly referred to as "junk bonds." To the extent that securities, including convertible securities, acquired by a Portfolio are not rated investment grade, there is a greater risk as to the timely repayment of the principal on, and timely payment of interest or dividends with respect to, such securities. Particular risks associated with lower-rated securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities,
(e) the impact that legislation may have on the high yield bond market (and, in turn, on a Portfolio's net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio could incur additional expenses to seek recovery.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Global Asset, Diversified Growth, Focused Growth, International Growth and International

Equity Index Portfolios may enter into forward currency exchange contracts for hedging purposes and in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates or where such transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolios. The Global Asset, International Bond and International Growth Portfolios may also enter into forward currency exchange contracts for speculative purposes (to seek to increase total return). In addition, the Global Asset, International Growth and International Bond Portfolios may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if Northern believes that there is a pattern of correlation between the two currencies.

A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. Consequently, a Portfolio may choose to refrain from entering into such contracts. In connection with forward currency exchange contracts, the Portfolios will segregate liquid assets in accordance with applicable requirements of the SEC or will otherwise cover their positions.

The International Bond Portfolio may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministries of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Portfolio may invest in securities denominated in other currency "baskets."

OPTIONS. Each Portfolio may write covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or for the purpose of earning additional income. Such options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies and may or may not be listed on a foreign or domestic securities exchange and issued by the Options Clearing Corporation. The Portfolios will not purchase put and call options in an amount that exceeds 5% of their respective net assets at the time of purchase. The aggregate value of a Portfolio's assets that will be subject to options written by the Portfolio will not exceed 25% of its net assets at the time the option is written.

In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities or instruments held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian. Put options written by a Portfolio are "secured" if the Portfolio maintains liquid assets in a segregated account with its custodian in an amount not less than the exercise price of the option at all times during the option period.

Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Each Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio may invest in futures contracts and options on futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. The value of a Portfolio's contracts may equal up to 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options entered into for other than bona fide hedging purposes is 5% or less of its total assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or, in the case of the International Bond, International Growth, International Equity Index and Global Asset Portfolios, a stated quantity of a foreign currency. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

The Portfolios may purchase and sell call and put options on futures contracts traded on a domestic or foreign exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or option thereon, the Portfolio will segregate liquid assets in accordance with applicable requirements of the SEC or otherwise cover its position.

The primary risks associated with the use of futures contracts and options are:
(i) imperfect correlation between the change in market value of the securities held by a Portfolio and the price of futures contracts and options; (ii) the possible inability to close a futures contract when desired; (iii) losses due to unanticipated market movements which are potentially unlimited; and (iv) the Investment Adviser's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors. For a further discussion see "Additional Investment Information--Futures Contracts and Related Options" and Appendix B in the Additional Statement.

The Portfolios intend to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolios from registration as a "commodity pool operator."

INTEREST RATE SWAPS, FLOORS AND CAPS AND CURRENCY SWAPS. Each Fixed Income Portfolio (other than the U.S. Treasury Index Portfolio) and each of the Global Asset and Balanced Portfolios may, in order to protect its value from interest rate fluctuations and to hedge against fluctuations in the floating rate market, enter into interest rate swaps or purchase interest rate floors or caps. The Portfolios expect to enter into these hedging transactions primarily to preserve a return or spread of a particular investment or portion of its holdings and to protect against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. In order to protect against currency fluctuations, the International Bond, International Growth, International Equity Index and Global Asset Portfolios may enter into currency swaps. Currency swaps involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.

The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and the Portfolio will segregate an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any interest rate swap, floor or cap transaction or any currency swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's.

SECURITIES LENDING. The Portfolios may seek additional income from time to time by lending their respective portfolio securities on a short-term basis to banks, brokers and dealers under agreements requiring that the loans be secured by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the securities loaned. A Portfolio may not make such loans in excess of 33 1/3% of the value of the Portfolio's total assets (including the loan collateral). Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned, or possible loss of rights in the collateral should the borrower of the securities become insolvent. The proceeds received by a Portfolio in connection with loans of portfolio securities may be invested in U.S. Government securities and other liquid high grade debt obligations.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a delayed-delivery or forward commitment basis involve the risk that the value of the security to be sold may increase prior to the settlement date. Securities purchased on a forward commitment basis also involve the risk that the seller may fail to deliver the security on the agreed upon future date. A Portfolio is required to segregate liquid assets until three days prior to the settlement date having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments, or to otherwise cover its position. Although the Portfolios would generally purchase securities on a when-issued, delayed-delivery or a forward commitment basis with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the Investment Advisers deem it appropriate to do so.

BORROWINGS. The Portfolios are authorized to make limited borrowings for temporary purposes to the extent described below under "Investment Restrictions." If the securities held by the Portfolios should decline in value while borrowings are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolios' securities. Borrowings may be effected through reverse repurchase agreements under which the Portfolios would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. The Fixed Income, Balanced and Global Asset Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. See "Description of Securities and Common Investment Techniques--Reverse Repurchase Agreements" below for additional information concerning reverse repurchase agreements. For additional information on borrowings, see "Additional Investment Information--Investment Restrictions" in the Additional Statement.

SHORT-TERM OBLIGATIONS. Subject to each Portfolio's investment objective and policies, a Portfolio may also invest in short-term U.S. government obligations, high quality money market instruments and repurchase agreements, pending investment, to meet anticipated redemption requests, or as a temporary defensive measure. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. See "Special Risks and Other Considerations--Foreign Securities" above.

REPURCHASE AGREEMENTS. The Portfolios may agree to purchase portfolio securities from financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Advisers under guidelines approved by the Board of Trustees subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Portfolio's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio in an amount that exceeds the agreed upon repurchase price (including accrued interest). Default by or bankruptcy of the seller would, however, expose a Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS. The Portfolios may enter into reverse repurchase agreements which involve the sale of securities held by them, with an agreement to repurchase the securities at an agreed upon price (including interest) and date. The Portfolios will use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios will utilize reverse repurchase agreements, which may be viewed as borrowings (or leverage), when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. Reverse repurchase agreements involve the risks that the interest income earned from the investment of the proceeds of the transaction will be less than the interest expense of the reverse repurchase agreement, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will segregate liquid assets having a value at least equal to the repurchase price. A Portfolio may enter into reverse repurchase agreements with banks, brokers and dealers, and has the authority to enter into reverse repurchase agreements in amounts not exceeding in the aggregate one-third of the Portfolio's total assets. See "Additional Investment Information--Investment Restrictions" in the Additional Statement.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may also invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features subject to applicable SEC regulations. Unrated variable and floating rate instruments will be determined by the Investment Advisers to be of comparable quality at the time of the purchase to rated instruments which may be purchased by the Portfolios.

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolios to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Portfolios are not entitled to exercise their demand rights, and the Portfolios could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days absent a reliable trading market.

INVESTMENT COMPANIES. In connection with the management of their daily cash positions, the Portfolios may invest in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. The U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios may also invest in shares of other investment companies that are structured to seek a similar correlation to the performance of the Lehman Index, S&P Index, Russell Index or EAFE Index, respectively. The International Bond, International Growth, International Equity Index and Global Asset Portfolios may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. As stated above, the International Equity Index and Global Asset Portfolios may invest in WEBS and similar securities of investment companies that invest in securities included in foreign securities indices. In addition, the Portfolios may invest in securities issued by other investment companies if otherwise consistent with their respective investment objectives and policies. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

Investments by a Portfolio in other investment companies will be subject to the limitations of the 1940 Act or, in the case of the Global Asset Portfolio, any exemptive order that may be granted by the SEC to the Trust. These limitations are discussed in the Additional Statement. Although the Portfolios do not expect to do so in the foreseeable future, a Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

MONEY MARKET BENCHMARK PORTFOLIOS. The Global Asset Portfolio may also invest in shares of the money market investment portfolios offered by the Trust and advised by Northern. Each of the Government Select, Government and Diversified Assets Portfolios seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Tax-Exempt Portfolio seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular Federal income tax. The Government Select Portfolio invests in selected short-term obligations of the U.S. Government, its agencies and instrumentalities the interest on which is generally exempt from state income taxation. The Government Portfolio invests in short-term obligations of the U.S. Government, its agencies and instrumentalities and related repurchase agreements. The Diversified Assets Portfolio invests in money market instruments of both U.S. and foreign issuers, including certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. The Tax-Exempt Portfolio invests primarily in short-term municipal instruments the interest on which is exempt from regular Federal income tax.

The money market Benchmark Portfolios attempt to maintain a stable net asset value of $1.00 per share and value their assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the money market Benchmark Portfolios will be successful in maintaining their per share value at $1.00 on a continuous basis.

ILLIQUID OR RESTRICTED SECURITIES. Each Portfolio may invest up to 15% of its net assets in securities which are illiquid. Illiquid securities would generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, certain unlisted over-the-counter options, certain guaranteed investment contracts ("GICs") and other securities that are traded in the United States but are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").

If otherwise consistent with their respective investment objectives and policies, the Portfolios may purchase domestically-traded securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Investment Advisers, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

STRIPPED OBLIGATIONS. To the extent consistent with their investment objectives, the Fixed Income, Balanced and Global Asset Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other domestic and foreign obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality), foreign governments or by private issuers such as banks and other financial institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Each Fixed Income Portfolio (other than the U.S. Treasury Index and International Bond Portfolios), the Balanced Portfolio and the Global Asset Portfolio may also purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. Like other stripped securities, these participations are also normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Investments by a Portfolio in such receipts will not exceed 5% of the value of the Portfolio's total assets.

BANK OBLIGATIONS. The Portfolios may invest in domestic and foreign bank obligations, including certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. Such obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation.

ASSET-BACKED SECURITIES. The U.S. Government Securities Portfolio may purchase securities that are secured or backed by mortgages and issued by an agency of the U.S. Government. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced and Global Asset Portfolios may purchase asset-backed securities that are secured or backed by mortgages or other assets (e.g., automobile loans, credit card receivables and other financial assets) and are issued by entities such as GNMA, FNMA, FHLMC, commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, investment banks and certain special purpose entities. Asset-backed securities acquired by such Portfolios will be rated BBB or better by S&P, Duff or Fitch, or Baa or better by Moody's at the time of purchase or, if not rated, will be determined by Northern to be of comparable quality. The Portfolios will not purchase non-mortgage asset-backed securities that are not rated by S&P, Duff, Fitch or Moody's.

Presently there are several types of mortgage-backed securities that may be acquired by the Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced and Global Asset Portfolios, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the U.S. Government Securities, Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios or the fixed income portion of the Balanced Portfolio, the maturity of asset-backed securities will be based on estimates of average life.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

The value of asset-backed securities may change because of actual or perceived changes in the creditworthiness of the originator, servicing agent, or the financial institution providing credit support. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payment on these securities.

EXCHANGE RATE-RELATED SECURITIES. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, and Global Asset Portfolios may invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, potential illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

GUARANTEED INVESTMENT CONTRACTS. The Short-Intermediate Bond, Bond, Intermediate Bond, Balanced and Global Asset Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A Portfolio will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by Northern. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will be subject to a Portfolio's limitation on investments in illiquid securities when a Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

WARRANTS. The Balanced, Global Asset, Diversified Growth, Focused Growth, International Growth, Small Company Index and International Equity Index Portfolios may invest up to 5% of their respective assets at the time of purchase in warrants and similar rights (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The Balanced, Global Asset, Diversified Growth, Focused Growth and International Growth Portfolios may also purchase bonds that are issued in tandem with warrants. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS. The Balanced, Global Asset, Diversified Growth, Focused Growth, International Growth and International Equity Index Portfolios may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of the underlying foreign or U.S. securities and are generally denominated in foreign currencies. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs are generally designed for use in a foreign securities exchange and over-the-counter markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. See "Special Risks and Other Considerations--Foreign Securities" above.

Certain such institutions issuing ADRs, EDRs and GDRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer. The Balanced, Diversified Growth and Focused Growth Portfolios will limit investments in ADRs to 20% of their respective assets and will limit investments in EDRs and GDRs to 5% of their respective assets.

FIXED INCOME INVESTMENTS. Even though interest-bearing securities are investments which often offer a stable stream of income, the prices of fixed income securities will vary inversely with changes in the prevailing level of interest rates. These securities experience appreciation when interest rates decline and depreciation when interest rates rise. An investment portfolio consisting of fixed income securities will react in a similar manner. Generally, the longer the maturity of a fixed income security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. A security's rating normally depends on the likelihood that the borrower will meet each interest and principal installment on a timely basis. As a result, lower-rated bonds typically yield more than higher-rated bonds of the same maturity. Credit ratings evaluate the safety of principal and interest payments, not market risk, and rating agencies may or may not make timely changes in a rating to reflect economic or company conditions that affect a security's market value. As a result, the ratings of rating services are used by the Investment Advisers only as indicators of investment quality. For a more complete discussion of ratings, see Appendix A to the Additional Statement.

In addition, fixed income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined, and a Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Portfolio will suffer from the inability to invest in higher yielding securities.

PORTFOLIO TURNOVER. The portfolio turnover rate of the Global Asset, International Bond, International Growth and International Equity Index Portfolios will be affected by changes in country and currency weightings, as well as changes in the holdings of specific issuers and investments in issuers in smaller or emerging markets. In addition, the portfolio turnover rate of the Global Asset Portfolio will be affected by Northern's decisions to reallocate the Portfolio's assets from time to time among and within the market segments discussed above in response to economic and market conditions. The Trust cannot accurately predict the turnover rate for any Portfolio, which may vary from year to year. The portfolio turnover rate of each Portfolio for the last fiscal year or fiscal period, as the case may be, except the Global Asset Portfolio, which had not commenced operations during the periods reported, is stated above under "Financial Highlights." It is expected that the portfolio turnover rate for the Global Asset Portfolio will not exceed 200% during the current fiscal year. High portfolio turnover (in excess of 100%) may result in the realization of short-term capital gains which are taxable to unitholders as ordinary income (see "Taxes"). In addition, high portfolio turnover rates may result in corresponding increases in brokerage commissions and other transaction costs. The Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

MISCELLANEOUS. The Equity Index, Small Company Index and International Equity Index Portfolios may experience higher custody costs than other stock funds because they maintain large portfolios of securities consistent with their respective investment objectives.

Each Portfolio may also purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by the Investment Advisers to be substantially similar to those of any other investment otherwise permitted by the investment policies described above.

Pursuant to an SEC order, each Portfolio may engage in principal transactions effected in the ordinary course of business with Goldman Sachs.

INVESTMENT RESTRICTIONS

The Portfolios are subject to certain investment restrictions which, as described in more detail in the Additional Statement, are fundamental policies that cannot be changed without the approval of a majority of the outstanding shares of a Portfolio. These fundamental policies relate, among other things, to the classification of each Portfolio (except the International Bond Portfolio) as a diversified investment company under the 1940 Act, and to the policy of each Portfolio not to invest more than 25% of its total assets in securities of issuers in any one industry (with certain limited exceptions). In addition, each Portfolio may borrow money from banks for temporary or emergency purposes or to meet redemption requests, provided that the Portfolio maintains asset coverage of at least 300% for all such borrowings.

As a non-fundamental investment restriction that can be changed without shareholder approval, the International Bond Portfolio may not, at the end of any tax quarter, invest more than 5% of the total value of its assets in the securities of any one issuer (except U.S. Government securities), except that up to 50% of the total value of the Portfolio's assets may be invested in any securities without regard to this 5% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except U.S. Government securities).

                               TRUST INFORMATION

BOARD OF TRUSTEES

The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. The Additional Statement contains the name of each Trustee and background information regarding the Trustees.

INVESTMENT ADVISERS, TRANSFER AGENT AND CUSTODIAN

Northern, which has offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as investment adviser for all Portfolios except the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios. Northern Trust Quantitative Advisors, Inc. ("NTQA"), an affiliate of Northern which also has offices at 50 S. LaSalle Street, Chicago, IL 60675, acts as investment adviser to the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios. Northern also serves as transfer agent and custodian for each Portfolio. As transfer agent, Northern performs various administrative servicing functions, and any shareholder inquiries should be directed to it.

Northern, a member of the Federal Reserve System, is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern was formed in 1889 with capitalization of $1 million. NTQA is an Illinois state-chartered trust company formed in 1988. On December 31, 1997, NTQA became a wholly-owned subsidiary of Northern Trust Corporation. NTQA serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of December 31, 1997, Northern Trust Corporation and its subsidiaries had approximately $25.3 billion in assets, $16.4 billion in deposits and employed over 7,553 persons.

Northern and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) approximately $1 trillion of assets as of December 31, 1997, including approximately $196.5 billion of assets for which Northern and its affiliates had investment management responsibility.

Under its Advisory Agreement with the Trust, each Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios for which it serves as adviser and for placing purchase and sale orders for portfolio securities. Each Investment Adviser is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). As compensation for its advisory services and its assumption of related expenses, each Investment Adviser is entitled to a fee from the Portfolios for which it serves as adviser, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of the Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 1997.

                                                      MAXIMUM
                                                       ANNUAL  ADVISORY FEE PAID
                                                      ADVISORY  FOR FISCAL YEAR
                                                        FEE*    ENDED 11/30/97
                                                      -------- -----------------
   U.S. Government Securities Portfolio..............   .60%         .25%
   Short-Intermediate Bond Portfolio.................   .60%         .25%
   U.S. Treasury Index Portfolio.....................   .40%         .15%
   Bond Portfolio....................................   .60%         .25%
   Intermediate Bond Portfolio.......................   .60%         .25%
   International Bond Portfolio......................   .90%         .70%
   Balanced Portfolio................................   .80%         .50%
   Global Asset Portfolio............................   .60%          N/A
   Equity Index Portfolio............................   .30%         .10%
   Diversified Growth Portfolio......................   .80%         .55%
   Focused Growth Portfolio..........................  1.10%         .80%
   Small Company Index Portfolio.....................   .40%         .20%
   International Equity Index Portfolio..............   .50%         .25%
   International Growth Portfolio....................  1.00%         .80%

--------

* Northern has voluntarily agreed to reduce its advisory fee for the Global Asset Portfolio to .35% of the Portfolio's average daily net assets for the current fiscal year.

Prior to April 1, 1998, Northern served as investment adviser to the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios pursuant to advisory agreements substantially identical to those currently in effect for such Portfolios.

The difference between the stated advisory fee and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Adviser did not charge the full amount of the advisory fees to which it would have been entitled.

Northern also receives compensation as the Trust's custodian and transfer agent under separate agreements. The fees payable by the Portfolios for these services are described in this Prospectus under "Summary of Expenses" and in the Additional Statement. Different transfer agency fees are payable with respect to the Class A, B, C and D Shares in the Portfolios.

On September 2, 1997, the shareholders of the International Growth Portfolio approved a new investment advisory agreement which would allow this Portfolio to implement a "manager of managers" structure with Northern and one of its affiliates, and would allow the Portfolio's investment advisers to enter into sub-advisory agreements with respect to the Portfolio with other firms in the future without further shareholder approval. This structure cannot be implemented, however, without an exemptive order of the SEC and final authorization by the Board of Trustees, and at present it is uncertain when, or if, this structure will become effective.

PORTFOLIO MANAGERS

The table below sets forth information on the persons primarily responsible for the day-to-day management of the actively-managed Fixed Income and Equity Portfolios.

                                             YEARS PRIMARILY           FIVE YEAR
NAME AND TITLE          PORTFOLIO              RESPONSIBLE        EMPLOYMENT HISTORY
----------------------  -------------------- ---------------      ------------------
Jon D. Brorson          Balanced             Since 1996      Mr. Brorson joined Northern
Senior Vice President,  Diversified Growth   Since 1996      in 1996. From 1990 to 1996,
Northern                Focused Growth       Since 1996      he was with Hardline
                        Global Asset         Since 1998      Investment Corp. where his
                                                             primary responsibilities
                                                             included portfolio
                                                             management, investment
                                                             research, sales and trading.
Robert A. LaFleur       International Growth Since 1994      Mr. LaFleur joined Northern
Senior Vice President,                                       in 1982. During the past
Northern                                                     five years, Mr. LaFleur has
                                                             managed international equity
                                                             portfolios, including common
                                                             and collective trust funds
                                                             invested principally in
                                                             foreign securities.
Michael J. Lannan       International Bond   Since 1994      Mr. Lannan joined Northern
Vice President,                                              in 1986. During the past
Northern                                                     five years, Mr. Lannan has
                                                             managed various fixed income
                                                             portfolios, including common
                                                             and collective trust funds
                                                             and a portfolio of another
                                                             investment company invested
                                                             in obligations of domestic
                                                             and foreign issuers.

                                                   YEARS PRIMARILY           FIVE YEAR
NAME AND TITLE          PORTFOLIO                    RESPONSIBLE        EMPLOYMENT HISTORY
----------------------  -------------------------- ---------------      ------------------
Monty M. Memler         Balanced                   Since 1993      Mr. Memler joined Northern
Vice President,                                                    in 1986. During the past
Northern                                                           five years, Mr. Memler has
                                                                   managed various fixed income
                                                                   portfolios, including common
                                                                   and collective trust funds
                                                                   and a mutual fund for
                                                                   another investment company.
Steven Schafer          U.S. Government Securities Since 1995      During the past five years,
Second Vice President,  Intermediate Bond          Since 1997      Mr. Schafer has managed
Northern                                                           various fixed income
                                                                   portfolios, including common
                                                                   and collective funds and a
                                                                   portfolio of another
                                                                   investment company, as
                                                                   portfolio manager in
                                                                   Northern's Fixed Income
                                                                   Management Group. In
                                                                   addition, Mr. Schafer served
                                                                   as Credit Analyst at
                                                                   Northern following both
                                                                   industrial companies and
                                                                   utilities prior thereto.
Mark J. Wirth           Short-Intermediate Bond    Since 1993      Mr. Wirth joined Northern in
Senior Vice President,  Bond                       Since 1993      1986. During the past five
Northern                                                           years, Mr. Wirth has managed
                                                                   various fixed income
                                                                   portfolios, including common
                                                                   and collective trust funds.
                                                                   He is a senior strategist in
                                                                   the taxable fixed income
                                                                   group.

YEAR 2000

Like every other business dependent upon computerized information processing, Northern Trust Corporation ("Northern Trust") must deal with "Year 2000" issues, which stem from using two digits to reflect the year in computer programs and data. Computer programmers and other designers of equipment that use microprocessors have long abbreviated dates by eliminating the first two digits of the year under the assumption that those two digits will always be
19. As the Year 2000 approaches, many systems may be unable to accurately process certain date-based information, which could cause a variety of operational problems for businesses.

Northern Trust's data processing software and hardware provide essential support to virtually all of its business units, including the units that provide services to the Trust so successfully addressing Year 2000 issues is of the highest importance. Failure to complete renovation of the critical systems used by Northern on a timely basis could have a materially adverse effect on its ability to provide such services--as could Year 2000 problems experienced by others. Although the nature of the problem is such that there can be no complete assurance it will be successfully resolved, Northern Trust has indicated that a renovation and risk mitigation program is well under way and that it has a dedicated Year 2000 Project Team whose members have significant systems development and maintenance experience. Northern Trust's Year 2000 project includes a comprehensive testing plan. Northern Trust has advised the Trust that it expects to complete work on its critical systems by December 31, 1998, so that testing with outside parties may be conducted during 1999.

Northern Trust also will have a program to monitor and assess the efforts of other parties. However, it cannot control the success of those efforts. Contingency plans are being established where appropriate to provide Northern Trust with alternatives in case these entities experience significant Year 2000 difficulties which impact Northern Trust.

ADMINISTRATOR AND DISTRIBUTOR

Goldman Sachs, 85 Broad Street, New York, New York 10004, acts as administrator and distributor for the Portfolios. As compensation for its administrative services (which include supervision with respect to the Trust's non-investment advisory operations) and the assumption of related expenses, Goldman Sachs is entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .15% of the average daily net assets of each of the International Equity Index, International Growth and International Bond Portfolios, and .10% of the average daily net assets of each other Portfolio. No compensation is payable by the Trust to Goldman Sachs for its distribution services.

In addition, Goldman Sachs has agreed that it will reimburse each Portfolio for its expenses (including the fees payable is Goldman Sachs as administrator, but excluding the fees payable in Northern for its duties as investment adviser and transfer agent, servicing fees and extraordinary expenses, such as interest, taxes and indemnification expenses) which exceed on an annualized basis .25% of each of the International Bond, International Growth and International Equity Index Portfolios' average daily net assets and .10% of each other Portfolio's average daily net assets for any fiscal year. In addition, Northern intends to voluntarily reduce its advisory fee for the Portfolios during the Trust's current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Portfolios during the periods for which the reimbursements and reductions are made.

SHAREHOLDER SERVICING PLAN

Pursuant to a Shareholder Servicing Plan ("Servicing Plan") adopted by the Board of Trustees of the Trust, the Trust may enter into agreements ("Servicing Agreements") with banks, corporations, brokers, dealers and other financial institutions which may include Northern and its affiliates ("Servicing Agents"), under which they will render (or arrange for the rendering of) administrative support services for investors who beneficially own Class B, C and D Shares of each Portfolio. Beneficial owners of Class C and D Shares require extensive administrative support services while beneficial owners of Class B Shares need only some of these services. Administrative support services, which are described more fully in the Additional Statement, may include processing purchase and redemption requests from investors, placing net purchase and redemption orders with Northern acting as the Trust's transfer agent, providing necessary personnel and facilities to establish and maintain investor accounts and records, and providing information periodically to investors showing their positions in Portfolio shares.

For these services, fees are payable by the Trust to Servicing Agents at an annual rate of up to .10%, .15% and .25% of the average daily net asset value of Class B Shares, Class C Shares and Class D Shares, respectively, held or serviced by such Servicing Agents for beneficial shareholders ("Servicing Fees"). Conflict of interest restrictions may apply to the receipt of compensation paid by the Trust to a Servicing Agent in connection with the investment of fiduciary funds in Portfolio shares. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into Servicing Agreements.

SERVICE INFORMATION

Class A Shares are designed to be purchased by institutional investors or others who can obtain information about their shareholder accounts and who do not require the Transfer Agent or Servicing Agent services that are provided for Class B, C and D shareholders.

Class B Shares are designed to be purchased by organizations maintaining record ownership on behalf of beneficial owners where certain services of the Transfer Agent and a Servicing Agent are required that are incident to the separation of record and beneficial ownership.

Class C Shares are designed to be purchased by institutional investors who require certain account related services of the Transfer Agent and a Servicing Agent that are incident to the investor being the beneficial owner of shares.

Class D Shares are designed to be purchased by investors having a relationship with an organization which requires that account related services and information be provided to the investor and organization by the Transfer Agent and a Servicing Agent.

Any person entitled to receive compensation for selling or servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.

EXPENSES

Except as set forth above and in the Additional Statement under "Additional Trust Information," each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern and Goldman Sachs, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, Servicing Fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses of industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

Because the Global Asset Portfolio may invest a substantial portion of its assets in shares of other investment companies, investors in the Portfolio will indirectly bear a proportionate share of such investment companies' operating expenses in addition to those of the Portfolio. See "Special Risks and Other Considerations Relating to the Global Asset Portfolio" above.

                                   INVESTING

PURCHASE OF SHARES

Shares of the Portfolios are sold on a continuous basis by the Trust's distributor, Goldman Sachs, to institutional investors that either maintain certain institutional accounts at Northern or its affiliates or invest an aggregate of at least $5 million in one or more Portfolios of the Trust. Goldman Sachs has established several procedures for purchasing Portfolio shares in order to accommodate different types of institutional investors.

PURCHASE OF SHARES THROUGH INSTITUTIONAL ACCOUNTS. Class A, B, C and D Shares of each Portfolio are offered to Northern, its affiliates and other institutions and organizations, including certain defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million (the "Institutions"), acting on behalf of their customers, clients, employees, participants and others (the "Customers") and for their own account. Institutions may purchase shares of a Portfolio through procedures established in connection with the requirements of their institutional accounts or through procedures set forth herein with respect to Institutions that invest directly. Institutions should contact Northern or an affiliate for further information regarding purchases through institutional accounts. There is no minimum initial investment in the Portfolios for Institutions that maintain institutional accounts with Northern or its affiliates.

PURCHASE OF SHARES DIRECTLY FROM THE TRUST. An Institution that purchases shares directly may do so by means of one of the following procedures, provided that it makes an aggregate minimum initial investment of $5 million in one or more Portfolios of the Trust:

  PURCHASE BY MAIL. An Institution desiring to purchase shares of a Portfolio by mail should mail a check or Federal Reserve draft payable to the specific Portfolio together with a completed and signed new account application to The Benchmark Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. An application will be incomplete if it does not include a corporate resolution with the corporate seal and secretary's certification, or other acceptable evidence of authority. If an Institution desires to purchase the shares of more than one Portfolio, the Institution should send a separate check for each Portfolio. All checks must be payable in U.S. dollars and drawn on a bank located in the United States. A $20 charge will be imposed if a check does not clear. The Trust may delay transmittal of redemption proceeds for shares recently purchased by check until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days. Cash and third party checks are not acceptable for the purchase of Trust shares.

  PURCHASE BY TELEPHONE. An Institution desiring to purchase shares of a Portfolio by telephone should call Northern acting as the Trust's transfer agent ("Transfer Agent") at 1-800-637-1380. Please be prepared to identify the name of the Portfolio with respect to which shares are to be purchased and the manner of payment. Please indicate whether a new account is being established or an additional payment is being made to an existing account. If an additional payment is being made to an existing account, please provide the Institution's name and Portfolio Account Number. Purchase orders are effected upon receipt by the Transfer Agent of Federal funds or other immediately available funds in accordance with the terms set forth below.

  PURCHASE BY WIRE OR ACH TRANSFER. An Institution desiring to purchase shares of a Portfolio by wire or ACH Transfer should call the Transfer Agent at 1-800-637-1380 for instructions if it is not making an additional payment to an existing account. An Institution that wishes to add to an existing account should wire Federal funds or effect an ACH Transfer to:

                      The Northern Trust Company
                      Chicago, Illinois
                      ABA Routing No. 0710-00152
                      (Reference 10 Digit Portfolio Account Number)

                      (Reference Shareholder's Name)

  For more information concerning requirements for the purchase of shares, call the Transfer Agent at 1-800-637-1380.

EFFECTIVE TIME OF PURCHASES. Except as provided below under "Miscellaneous," a purchase order for shares received by the Transfer Agent by 3:00 p.m., Chicago time, on a Business Day (as defined under "Miscellaneous") will be effected on that Business Day at the net asset value determined on that day with respect to each Portfolio (other than the Small Company Index and International Equity Index Portfolios), and at the net asset value plus an additional transaction fee of .50% and 1.00% of the net asset value determined on that day with respect to the Small Company Index and International Equity Index Portfolios, respectively, provided that either: (a) the Transfer Agent receives the purchase price in Federal funds or other immediately available funds prior to 3:00 p.m., Chicago time, on the same Business Day such order is received; or
(b) payment is received on the next Business Day in the form of Federal funds or other immediately available funds in an institutional account maintained by an Institution with Northern or an affiliate. Orders received after 3:00 p.m. will be effected at the next determined net asset value, provided that payment is made as provided herein. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Transfer Agent on a Business Day in accordance with the foregoing procedures.

MISCELLANEOUS PURCHASE INFORMATION. Shares are purchased without a sales charge imposed by the Trust. The minimum initial investment is $5 million for Institutions that invest directly in one or more investment portfolios of the Trust. The Trust reserves the right to waive this minimum and to determine the manner in which the minimum investment is satisfied. There is no minimum for subsequent investments.

The Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee on purchases of shares of the Portfolios equal to .50% and 1.00%, respectively, of the dollar amount invested. The additional transaction fee is paid to the Portfolios, not to Goldman Sachs or the Investment Adviser. It is not a sales charge. The amount applies to initial investments in the Portfolios and subsequent purchases (including purchases made by exchange from the other Portfolios of the Trust), but not to reinvested dividends or capital gain distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with new purchases to investors making those purchases, thus protecting existing shareholders. These costs include: (1) brokerage costs;
(2) market impact costs--i.e., the increase in market prices which may result when the Portfolios purchase thinly traded stocks; (3) sales charges relating to the purchase of shares in certain unaffiliated investment companies; and, most importantly, (4) the effect of the "bid-ask" spread in the over-the-counter market. (Securities in the over-the-counter market are bought at the "ask" or purchase price, but are valued in the Portfolios at the last quoted bid price). The additional transaction fees represent the Investment Adviser's estimate of the brokerage and other transaction costs which may be incurred by the Small Company Index and International Equity Index Portfolios in acquiring stocks of small capitalization or foreign companies. Without the additional transaction fee, the Portfolios would generally be selling their shares at a price less than the cost to the Portfolios of acquiring the portfolio securities necessary to maintain their investment characteristics, thereby resulting in reduced investment performance for all shareholders in the Portfolios. With the additional transaction fee, the transaction costs of acquiring additional stocks are not borne by all existing shareholders, but are defrayed by the transaction fees paid by those investors making additional purchases of shares. Because these transaction costs do not need to be paid out of their other assets, the Small Company Index and International Equity Index Portfolios are expected to track their designated indices more closely.

See "Miscellaneous" below for information on when the Trust may advance the time by which purchase requests must be received.

Institutions may impose different minimum investment and other requirements on Customers purchasing shares through them. Depending on the terms governing the particular account, Institutions may impose account charges such as asset allocation fees, account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the net return on an investment in a Portfolio. In addition, certain Institutions may enter into Servicing Agreements with the Trust whereby they will perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class B, C and D Shares and receive fees from the Portfolios for such services; such fees will be borne exclusively by the beneficial owners of Class B, C and D Shares, respectively. See "Trust Information--Shareholder Servicing Plan." The level of administrative support services, as well as transfer agency services, required by an Institution and its Customers generally will determine whether they purchase shares of Class A, B, C or D. The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read this Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

Institutions that purchase shares on behalf of Customers are responsible for transmitting purchase orders to the Transfer Agent and delivering required funds on a timely basis. An Institution will be responsible for all losses and expenses of a Portfolio as a result of a check that does not clear, an ACH transfer that is rejected, or any other failure to make payment in the time and manner described above, and Northern may redeem shares from an account it maintains to protect the Portfolio and Northern against loss. The Trust reserves the right to reject any purchase order. Federal regulations require that the Transfer Agent be furnished with a taxpayer identification number upon opening or reopening an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within sixty days of the date of the order.

Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio. For further information about the terms of such purchases, see the Additional Statement.

In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

Institutions investing in the Portfolios on behalf of their Customers should note that state securities laws regarding the registration of dealers may differ from the interpretations of Federal law and such Institutions may be required to register as dealers pursuant to state law.

Northern and NTQA may, at their own expense, provide compensation to certain dealers and other financial intermediaries who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of shares of the Trust. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees that are earned by Northern and NTQA as Investment Advisers (after adjustments) and are attributable to shares held by such Customers. Such compensation will not represent an additional expense to the Trust or its shareholders, since it will be paid from assets of Northern, NTQA or their affiliates.

REDEMPTION OF SHARES

REDEMPTION OF SHARES THROUGH INSTITUTIONAL ACCOUNTS. Institutions may redeem shares of a class through procedures established by Northern and its affiliates in connection with the requirements of their institutional accounts. Institutions should contact Northern or an affiliate for further information regarding redemptions through institutional accounts.

REDEMPTION OF SHARES DIRECTLY. Institutions that purchase shares directly from the Trust through the Transfer Agent may redeem all or part of their Portfolio shares in accordance with procedures set forth below.

  REDEMPTION BY MAIL. An Institution may redeem shares by sending a written request to The Benchmark Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. Redemption requests must be signed by a duly authorized person, and must state the number of shares or the dollar amount to be redeemed and identify the Portfolio Account Number. See "Other Requirements."

  REDEMPTION BY TELEPHONE. An Institution may redeem shares by placing a redemption order by telephone by calling the Transfer Agent at 1-800-637-1380. During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should follow procedures outlined above under "Redemption by Mail."

  REDEMPTION BY WIRE. If an Institution has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by Federal wire transfer to a single previously designated bank account. The minimum amount which may be redeemed by this method is $10,000. The Trust reserves the right to change or waive this minimum or to terminate the wire redemption privilege. See "Other Requirements."

  TELEPHONE PRIVILEGE. An Institution that has notified the Transfer Agent in writing of the Institution's election to redeem or exchange shares by placing an order by telephone may do so by calling the Transfer Agent at 1-800-637-1380. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for such instructions that prove to be fraudulent or unauthorized. In all other cases, the shareholder will bear the risk of loss for fraudulent telephone transactions. However, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. The proceeds of redemption orders received by telephone will be sent by check, by wire or by transfer pursuant to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record. See "Other Requirements." Additionally, the Transfer Agent utilizes recorded lines for telephone transactions and retains such tape recordings for six months, and will request a form of identification if such identification has been furnished to the Transfer Agent or the Trust.

  OTHER REQUIREMENTS. A change of wiring instructions and a change of the address of record may be effected only by a written request to the Transfer Agent accompanied by (i) a corporate resolution which evidences authority to sign on behalf of the Institution (including the corporate seal and secretary's certification, (ii) a signature guarantee by a financial institution that is a participant in the Stock Transfer Agency Medallion Program ("STAMP") in accordance with rules promulgated by the SEC (a signature notarized by a notary public is not acceptable) or (iii) such other evidence of authority as may be acceptable to the Transfer Agent. A redemption request by mail will not be effective unless signed by a person authorized by the corporate resolution or other acceptable evidence of authority on file with the Transfer Agent.

EXCHANGE PRIVILEGE. Institutions and, to the extent permitted by their account agreements, Customers, may, after appropriate prior authorization, exchange Class A, B, C or D Shares of a Portfolio having a value of at least $1,000 for Class A, B, C or D Shares, respectively, of other portfolios of the Trust as to which the Institution or Customer maintains an existing account with an identical title.

Exchanges will be effected by a redemption of Class A, B, C or D Shares of the Portfolio held and the purchase of shares of the portfolio acquired. Customers of Institutions should contact their Institutions for further information regarding the Trust's exchange privilege and Institutions should contact the Transfer Agent as appropriate. The Trust reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice to shareholders of record and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made.

EFFECTIVE TIME OF REDEMPTIONS AND EXCHANGES. Redemption orders of Portfolio shares are effected at the net asset value per share next determined after receipt in good order by the Transfer Agent. Good order means that the request includes the following: the account number and Portfolio name; the amount of the transaction (as specified in dollars or shares); and the signature of a duly authorized person (except for telephone and wire redemptions). See "Investing--Redemption of Shares--Other Requirements." Exchange orders involving the purchase of shares of the Small Company Index Portfolio and International Equity Index Portfolio are effected at the net asset value per share next determined after receipt in good order by the Transfer Agent plus an additional transaction fee equal to .50% and 1.00%, respectively, of such value. See "Purchase of Shares--Miscellaneous Purchase Information" above. Exchange orders of the other Portfolios are effected at the net asset value per share next determined after receipt in good order by the Transfer Agent. If received by Northern with respect to an institutional account it maintains or the Transfer Agent by 3:00 p.m., Chicago time, on a Business Day, a redemption request normally will result in proceeds being credited to such account or sent on the next Business Day. Proceeds for redemption orders received on a non-Business Day will normally be sent on the second Business Day after receipt in good order.

MISCELLANEOUS REDEMPTION AND EXCHANGE INFORMATION. All redemption proceeds will be sent by check unless Northern is directed otherwise. The ACH system may be utilized for payment of redemption proceeds. Redemption of shares may not be effected if a shareholder has failed to submit a completed and properly executed (with corporate resolution or other acceptable evidence of authority) new account application. If shares to be redeemed were recently purchased by check, the Trust may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

See "Miscellaneous" below for information on when the Trust may advance the time by which redemption and exchange requests must be received.

The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

It is the responsibility of Institutions acting on behalf of Customers to transmit redemption orders to the Transfer Agent and to credit Customers' accounts with the redemption proceeds on a timely basis. If a Customer has agreed with a particular Institution to maintain a minimum balance in his account at such Institution and the balance in such account falls below that minimum, such Customer may be obliged to redeem all or part of his shares to the extent necessary to maintain the required minimum balance. The Trust also reserves the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders.

DISTRIBUTIONS

Distributions from a Portfolio's net investment income and annualized capital gains are made as follows:

                                                 INVESTMENT INCOME
                                                     DIVIDENDS        CAPITAL
                                                -------------------    GAINS
                                                DECLARED    PAID    DISTRIBUTION
                                                --------- --------- ------------
U.S. Government Securities Portfolio...........   Monthly   Monthly   Annually
Short-Intermediate Bond Portfolio..............   Monthly   Monthly   Annually
U.S. Treasury Index Portfolio..................   Monthly   Monthly   Annually
Bond Portfolio.................................   Monthly   Monthly   Annually
Intermediate Bond Portfolio....................   Monthly   Monthly   Annually
International Bond Portfolio................... Quarterly Quarterly   Annually
Balanced Portfolio............................. Quarterly Quarterly   Annually
Global Asset Portfolio......................... Quarterly Quarterly   Annually
Equity Index Portfolio......................... Quarterly Quarterly   Annually
Diversified Growth Portfolio...................  Annually  Annually   Annually
Focused Growth Portfolio.......................  Annually  Annually   Annually
Small Company Index Portfolio..................  Annually  Annually   Annually
International Equity Index Portfolio...........  Annually  Annually   Annually
International Growth Portfolio.................  Annually  Annually   Annually

Dividends and distributions will reduce a Portfolio's net asset value by the amount of the dividend or distribution. All dividends and distributions are automatically reinvested (without any sales charge or additional purchase price amount) in additional shares of the same Portfolio at their net asset value per share determined on the payment date. However, a holder may elect, upon written notification to the Transfer Agent, to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another Portfolio at their net asset value per share (plus an additional purchase price amount equal to .50% and 1.00% of the amount invested in the case of the Small Company Index Portfolio and International Equity Index Portfolio, respectively) determined on the payment date (provided the holder maintains an account in such Portfolio). Shareholders of record must make such election, or any revocation thereof, in writing to the Transfer Agent. The election will become effective with respect to dividends paid two days after its receipt by the Transfer Agent.

Net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account with respect to the Global Asset, International Bond, International Growth and International Equity Index Portfolios in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Portfolios' dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares.

Because of the different servicing fees and transfer agency fees payable with respect to the Class A, B, C and D Shares in a Portfolio, the amount of such Portfolio's net investment income available for distribution to the holders of such shares will be effectively reduced by the amount of such fees. See "Shareholder Service Plan" and "Investment Adviser, Transfer Agent and Custodian" under the heading "Trust Information" in this Prospectus.

TAXES

Each Portfolio intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve the Portfolios of liability for Federal income taxes to the extent their earnings are distributed in accordance with the Code.

Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least 90% of its investment company taxable income for such year. In general, a Portfolio's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to the Portfolio's shareholders who are not currently exempt from Federal income taxes whether they are received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or other qualified retirement plan are deferred or eliminated under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Portfolio from domestic corporations for the taxable year. It is not expected that any Fixed Income Portfolio distributions will qualify for the dividends received deduction for corporations.

Substantially all of each Portfolio's net realized long-term capital gains (including 28% rate gains) will be distributed at least annually to its shareholders. The Portfolios generally will have no tax liability with respect to such gains and the distributions will be taxable to Portfolio shareholders who are not currently exempt from Federal income taxes as long-term capital gains (20% or 28% rate gain, depending upon the breakdown of the Portfolio's long-term capital gain), regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares. Shareholders should note that, upon sale or exchange of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed for Federal tax purposes to have been paid by the Portfolio and received by the shareholders on December 31 of such year if such dividends are paid during January of the following year.

An investor considering buying shares of a Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares of a Portfolio depending upon the tax basis and their price at the time of redemption, transfer or exchange.

It is expected that dividends and certain interest income earned by the International Bond, International Growth and International Equity Index Portfolios from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolios' total assets at the close of any taxable year consists of stock or securities (including debt securities) of foreign corporations, the Portfolios may elect, for Federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding taxes and other foreign income taxes, as paid by their shareholders. Should the Portfolios make this election, the amount of such foreign taxes paid by the Portfolios will be included in their shareholders' income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (a) to credit their proportionate amounts of such taxes against their Federal income tax liabilities, or (b) to deduct such proportionate amounts from their Federal taxable income under certain circumstances.

The Global Asset Portfolio may invest in the International Bond, International Equity Index and International Growth Portfolios which expect to be eligible to make the above-described election. While the Global Asset Portfolio will be able to deduct the foreign taxes that it will be treated as receiving if the election is made, the Portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Global Asset Portfolio will not have the option of claiming a foreign tax credit for foreign taxes paid by the International Bond, International Equity Index and International Growth Portfolios, while persons who invest directly in such underlying Portfolios may have that option.

If the Global Asset, International Bond, International Growth and International Equity Index Portfolios invest in certain "passive foreign investment companies" ("PFICs"), they will be subject to Federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such investments, even if they distribute such income to their shareholders. If a Portfolio elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form, a Portfolio would instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains of the QEF, regardless of whether such income is received, and such amounts would be subject to the various distribution requirements described above. In addition, effective for the tax years beginning after 1997, a Portfolio may elect instead to recognize any appreciation in the PFIC shares that it owns by marking them to market as of the last Business Day of each taxable year. Again, gain recognized under this "mark-to-market" approach would be subject to the various distribution requirements described above, even if no cash is received currently from the PFIC investment.

Shareholders of record will be advised by the Trust at least annually as to the Federal income tax consequences of distributions made to them each year.

The foregoing discussion summarizes some of the important Federal tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own Federal, state and local tax situation.

                                NET ASSET VALUE

The net asset value per share of each Portfolio for purposes of pricing purchase and redemption orders is calculated by Northern as of 3:00 p.m., Chicago Time, on each Business Day. The time at which the net asset value per share of a Portfolio is calculated may be advanced on days on which Northern or the securities markets close early. See "Miscellaneous" below. Net asset value per share of a particular class in a Portfolio is calculated by dividing the value of all securities and other assets belonging to a Portfolio that are allocated to such class, less the liabilities charged to that class, by the number of the outstanding shares of that class. Because the Global Asset Portfolio expects to invest a substantial portion of its assets in the Benchmark Portfolios and other funds, the Portfolio's net asset value per share will fluctuate with changes in the per share value of such other investment portfolios.

U.S. and foreign investments held by a Portfolio are valued at the last quoted sales price on the exchange on which such securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted trade price. Securities which are traded in the U.S. over-the-counter markets are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Shares of investment companies held by the Portfolios will be valued at their respective net asset values. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which the Investment Adviser has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

                            PERFORMANCE INFORMATION

The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Government/Corporate Bond Index (or its components, including the Treasury Bond Index), S&P Index, S&P/Barra Growth Index, the Russell Index, the EAFE Index or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Bond Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the 3-month LIBOR Index, the 91-day Treasury Bill Rate, the Composite Index, the J.P. Morgan Non-U.S. Government Bond Index, and the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

The Portfolios calculate their total returns for each class of shares on an "average annual total return" basis for various periods from the dates the respective Portfolios commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

The yield of a class of shares in the Fixed Income Portfolios, the Balanced Portfolio and the Global Asset Portfolio is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, a Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

The Small Company Index and International Equity Index Portfolios may advertise total return data without reflecting the .50% and 1.00% portfolio transaction fee in accordance with the rules of the SEC. Quotations which do not reflect the fee will, of course, be higher than quotations which do.

Because of the different servicing fees and transfer agency fees payable with respect to the Class A, B, C and D Shares in a Portfolio, the performance of such shares will be effectively reduced by the amount of such fees. For example, because Class A Shares bear the lowest servicing and transfer agency fees, the return of Class A Shares will be more than the return of other classes of shares of the same Portfolio. See "Shareholder Servicing Plan" and "Investment Adviser, Transfer Agent and Custodian" under the heading "Trust Information" in this Prospectus.

The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their Customer accounts in connection with investments in a Portfolio will not be included in calculations of performance data.

                                 ORGANIZATION

Each Portfolio is a series of The Benchmark Funds, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust. The Portfolios were formerly series of The Benchmark Funds, a Massachusetts business trust, which were reorganized into the Trust on March 31, 1998. As of the date of this Prospectus, the Trust has created eighteen separate series of shares of beneficial interest representing interests in eighteen investment portfolios, fourteen of which are described in this Prospectus; the other series of shares are described in separate prospectuses. The business and affairs of the Trust are managed by or under the direction of its Board of Trustees. The Declaration of Trust of the Trust authorizes the Board of Trustees to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any unissued shares into additional series or classes within a series. Pursuant to such authority, the Board of Trustees has classified four classes of shares in each Portfolio: the Class A Shares, Class B Shares, Class C Shares and Class D Shares. Each share of a Portfolio is without par value, represents an equal proportionate interest in that Portfolio with each other share of its class in that Portfolio and is entitled to such dividends and distributions earned on such Portfolio's assets as are declared in the discretion of the Board of Trustees.

The Trust's shareholders are entitled at the discretion of the Board of Trustees to vote either on the basis of the number of shares held or the aggregate net asset value represented by such shares. Each series entitled to vote on a matter will vote thereon in the aggregate and not by series, except as otherwise required by law or when the matter to be voted on affects only the interests of shareholders of a particular series. The Additional Statement gives examples of situations in which the law requires voting by series. Voting rights are not cumulative and, accordingly, the persons holding more than 50% of the aggregate voting power of the Trust may elect all of the Trustees irrespective of the vote of the other shareholders. In addition, holders of each of the Class A, B, C and D shares representing interests in the same Portfolio have equal voting rights except that only shares of a particular class within the Portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

As of February 28, 1998, Northern possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding shares of the Trust.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

                                 MISCELLANEOUS

The address of the Trust is 4900 Sears Tower, Chicago, Illinois 60606 and the telephone number is (800) 621-2550.

When a shareholder moves, the shareholder is responsible for sending written notice to the Trust of any new mailing address. The Trust and its transfer agent may charge a shareholder their reasonable costs in locating a shareholder's current address in accordance with SEC regulations.

As used in this Prospectus, the term "Business Day" refers to each day when Northern and the New York Stock Exchange are open, which is Monday through Friday, except for holidays observed by Northern and/or the Exchange other than Good Friday. For 1998 the holidays of Northern and/or the Exchange are:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas Day. On those days when Northern or the Exchange closes early as a result of unusual weather or other circumstances, the Portfolios reserve the right to advance the time on that day by which purchase, redemption and exchange requests must be received. In addition, on any Business Day when The Bond Market Association recommends that the securities markets close or close early, the Portfolios reserve the right to cease or to advance the deadline for accepting purchase, redemption and exchange orders for same Business Day credit. Purchase, redemption and exchange requests received after the advanced closing time will be effected on the next Business Day. Each Portfolio reserves, however, the right to reject any purchase order and also to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving a redemption order if, in its judgment, an earlier payment would adversely affect such Portfolio. See "Investing--Purchase of Shares" and "Investing--Redemption of Shares" above for more information.

                             ---------------------

The U.S. Treasury Index Portfolio is not sponsored, endorsed, sold or promoted by Lehman, nor does Lehman guarantee the accuracy and/or completeness of the Lehman Index or any data included therein. Lehman makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the Lehman Index or any data included therein. Lehman makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Index or any data included therein.

                             ---------------------

The Equity Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P Index or any data included therein.

                             ---------------------

The International Equity Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the EAFE Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the EAFE Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the EAFE Index or any data included therein.

                             ---------------------

The Small Company Index Portfolio is not sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the Russell Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Russell Index or any data included therein.

                             ---------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              THE BENCHMARK FUNDS
                               4900 SEARS TOWER
                            CHICAGO, ILLINOIS 60606

                              BALANCED PORTFOLIO
                            GLOBAL ASSET PORTFOLIO
                            EQUITY INDEX PORTFOLIO
                         DIVERSIFIED GROWTH PORTFOLIO
                           FOCUSED GROWTH PORTFOLIO
                         SMALL COMPANY INDEX PORTFOLIO
                     INTERNATIONAL EQUITY INDEX PORTFOLIO
                        INTERNATIONAL GROWTH PORTFOLIO

     This Statement of Additional Information (the "Additional Statement") dated April 1, 1998 is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus for the Balanced Portfolio, Global Asset Portfolio, Equity Index Portfolio, Diversified Growth Portfolio, Focused Growth Portfolio, Small Company Index Portfolio, International Equity Index Portfolio and International Growth Portfolio (the "Portfolios") of The Benchmark Funds (the "Prospectus") dated April 1, 1998. Copies of the Prospectus may be obtained without charge by calling Goldman, Sachs & Co. ("Goldman Sachs") toll-free at 1-800-621-2550 (outside Illinois) or by writing to the address stated above. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

                           -------------------------

                                     INDEX


                                                          Page
                                                          ----
ADDITIONAL INVESTMENT INFORMATION.......................   B-3
     Investment Objectives and Policies.................   B-3
     Investment Restrictions............................  B-18

ADDITIONAL TRUST INFORMATION............................  B-22
     Trustees and Officers..............................  B-22
     Investment Advisers, Transfer Agent and Custodian..  B-28
     Portfolio Transactions.............................  B-36
     Administrator and Distributor......................  B-41
     Shareholder Servicing Plan.........................  B-43
     Counsel and Auditors...............................  B-45
     In-Kind Purchases..................................  B-46

PERFORMANCE INFORMATION.................................  B-46

 TAXES..................................................  B-55
     General............................................  B-55
     Taxation of Certain Financial Instruments..........  B-57
     Foreign Investors..................................  B-59
     Conclusion.........................................  B-59

DESCRIPTION OF SHARES...................................  B-60

OTHER INFORMATION.......................................  B-66

FINANCIAL STATEMENTS....................................  B-67

APPENDIX A..............................................  1-A

APPENDIX B..............................................  1-B


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE PORTFOLIOS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


Prospective investors in the Global Asset Portfolio should note that the Trust has filed an application with the Securities and Exchange Commission requesting an exemption from certain provisions of the 1940 Act to allow the Portfolio to conduct its investment operations as described in its Prospectus. As of the date of this Additional Statement, the requested exemption had not been granted, and there is no assurance that it will be. No shares of the Portfolio will be sold unless and until the requested exemption is granted.

                       ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES AND POLICIES


     The following supplements the investment objectives and policies of the Balanced, Global Asset, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Equity Index, and International Growth Portfolios (the "Portfolios") of The Benchmark Funds (the "Trust") as set forth in the Prospectus.

     Warrants.  The Balanced, Global Asset, Diversified Growth, Focused Growth,
     --------
Small Company Index, International Equity Index and International Growth Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its total assets, taken at market value, in warrants. Warrants acquired by a Portfolio in shares or attached to other securities are not subject to this restriction.


     U.S. Government Obligations.  Examples of the types of U.S. Government
     ---------------------------
obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

     Foreign Securities.  Unanticipated political or social developments may
     ------------------
affect the value of a Portfolio's investments in emerging market countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Investors should understand that the expense ratios of the International Equity Index and International Growth Portfolios can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

     Foreign Currency Transactions.  In order to protect against a possible loss
     -----------------------------
on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Balanced, Global Asset, Diversified Growth, Focused Growth, International Equity Index and International Growth Portfolios are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.


     When an Investment Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the securities held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency.
A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     In addition, with respect to the Global Asset and International Growth Portfolios, Northern may purchase or sell forward foreign currency exchange contracts to seek to increase total return.


     Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

     Options.  Each Portfolio may buy put options and buy call options and write
     -------
covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, or foreign currencies and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolios will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.


     A Portfolio's obligation to sell a security subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

     When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Supranational Bank Obligations.  The Balanced and Global Asset Portfolios
     ------------------------------
may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

     Stripped Securities.  The Balanced and Global Asset Portfolios may purchase
     -------------------
stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Portfolios may purchase securities registered in the STRIPS program. Under the STRIPS program, each Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     In addition, the Balanced and Global Asset Portfolios may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

     The Prospectus discusses other types of stripped securities that may be purchased by the Portfolios, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

     Asset-Backed Securities. The Balanced and Global Asset Portfolios may
     -----------------------
purchase asset backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by the Portfolios may include collateralized mortgage obligations ("CMOs") issued by private companies.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     Interest Rate Swaps, Floors and Caps and Currency Swaps.  The Balanced and
     -------------------------------------------------------
Global Asset Portfolio may enter into interest rate swaps for hedging purposes and not for speculation. Interest rate swaps, floors and swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. A Portfolio will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Portfolio will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

     The International Equity Index and International Growth Portfolios may enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.


     Inasmuch as interest rate and currency swaps are entered into for good faith hedging purposes, the Trust, The Northern Trust Company ("Northern") and Northern Trust Quantitative Advisors, Inc. ("NTQA" and, collectively with Northern, the "Investment Advisers") believe that such transactions do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Portfolios' borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to interest rate or currency swaps will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be segregated by the Portfolio.


     The Balanced and Global Asset Portfolios will not enter into an interest rate swap, floor or cap transaction, and the International Equity Index, International Growth and Global Asset Portfolios will not enter into currency swap transactions unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-l or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

     Futures Contracts and Related Options.  Each Portfolio may invest in
     -------------------------------------
futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

     Real Estate Investment Trusts.  The Small Company Index Portfolio may
     -----------------------------
invest in equity real estate investment trusts ("REITs") that constitute a part of the Russell 2000 Small Stock Index. REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Portfolio to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, the Portfolio would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses.
These expenses would be in addition to the advisory and other expenses the Portfolio bears directly in connection with its own operations.

     Securities Lending.  Collateral for loans of portfolio securities made by a
     ------------------
Portfolio may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.


     Forward Commitments, When-Issued Securities and Delayed Delivery
     ----------------------------------------------------------------
Transactions.  When a Portfolio purchases securities on a when-issued, delayed
------------
delivery or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Portfolio will segregate the portfolio securities themselves. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

     Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time
     ---------------------------------------------------------------------
Deposits and Bank Notes.  Commercial paper represents short-term unsecured
-----------------------
promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu
                                                                   ---- -----
with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     Each Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     Variable and Floating Rate Instruments.  With respect to the variable and
     --------------------------------------
floating rate instruments that may be acquired by the Portfolios, the Investment Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     Repurchase Agreements.  Each Portfolio may enter into repurchase agreements
     ---------------------
with financial institutions, such as banks and broker-dealers, as are deemed creditworthy by the Investment Advisers under guidelines approved by the Trust's Board of Trustees. The repurchase price under the repurchase agreements will generally equal the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian (or subcustodian), in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

     Reverse Repurchase Agreements.  Each Portfolio may borrow funds for
     -----------------------------
temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolio will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

     Investment Companies.
     --------------------


     The 1940 Act generally permits the Global Asset Portfolio to invest without limitation in other investment companies that are part of the same "group of investment companies" (as defined in the 1940 Act), provided certain limitations are observed. Generally, these limitations require that the Portfolio (a) limit its investments to shares of other investment companies that are part of the same "group of investment companies," Government securities and short-term paper, (b) observe certain limitations on the amount of sales loads and distribution-related fees that are borne directly and indirectly by its shareholders; and (c) not invest in other investment companies structured as "funds of funds." If the SEC grants the order of exemption that has been requested by the Trust, (a) the Global Asset Portfolio will be permitted to hold investments other than those identified above, including domestic and foreign equity and fixed income securities and securities of unaffiliated investment companies; and (b) the Portfolios will be permitted to invest in the securities of unaffiliated investment companies as described below.


     With respect to (i) the investments of the Global Asset Portfolio in securities issued by all unaffiliated investment companies, (ii) the investments of other Portfolios in which the Global Asset Portfolio invests in (a) unaffiliated money market funds and (b) other unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System ("Exchange-Traded Funds") and (iii) the investments of other Portfolios in which the Global Asset Portfolio does not invest in the securities of all unaffiliated investment companies, such investments will be limited so that, as determined after a purchase is made, either (x) not more than 3% of the total outstanding stock of such investment company will be owned by the Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act) or (y) the percentage limitations in the next sentence are satisfied. In all cases, each Portfolio in which the Global Asset Portfolio invests will limit its investments in other types of investment companies not listed in (ii) above so that, as determined after a purchase is made, (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (not including investments in money market funds and Exchange-Traded Funds); and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. In addition, each Portfolio in which the Global Asset Portfolio invests will limit its investments in unaffiliated money market funds so that no more than 25% of such Portfolio's assets are invested in such money market funds.


     Certain investment companies, i.e., unaffiliated investment companies whose securities are purchased by the Portfolios, may not be obligated to redeem such securities in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.


     If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.


     A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

World Equity Benchmark Shares ("WEBS")
--------------------------------------


As outlined in the Prospectus, the International Equity Index and Global Asset Portfolios may invest in WEBS and similar securities of investment companies that invest in securities included in foreign securities indices. WEBS are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected, and the International Equity Index Portfolio's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, the Portfolio could be required to reconsider the use of WEBS as part of its investment strategy.

     Risks Related to Lower-Rated Securities.  While any investment carries some
     ---------------------------------------
risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

     There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

     The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

     If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

     In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by the Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.


     The ratings of S&P, Moody's, Duff and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Advisers perform their own analysis of the issuers whose lower-rated securities the Portfolio purchases. Because of this, the Portfolio's performance may depend more on their own credit analysis than is the case of mutual funds investing in higher-rated securities.

     In selecting lower-rated securities, the Investment Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Advisers continuously monitor the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

          Yields and Ratings.  The yields on certain obligations, including the
          ------------------
instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, Duff, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     Subject to the limitations stated in the Prospectus, if a portfolio security undergoes a rating revision, a Portfolio may continue to hold the security if the Investment Advisers determine such retention is warranted.

     Calculation of Portfolio Turnover Rate.  The portfolio turnover rate for
     --------------------------------------
the Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment.

INVESTMENT RESTRICTIONS

     In addition to the fundamental investment restrictions disclosed in the Prospectus, each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

     (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements) except to secure permitted borrowings.

     (3) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

     (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, enter into futures contracts and related options, and enter into forward currency contracts in accordance with its investment objective and policies.

     (5) Invest in companies for the purpose of exercising control.


     (6) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

     (7) Write puts, calls or combinations thereof, except for transactions in options on securities, financial instruments, currencies and indices of securities (and in the case of the International Growth Portfolio, yield curve options); futures contracts; options on futures contracts; forward currency contracts; short sales of securities against the box; interest rate swaps; and pair-off transactions (except in the case of the International Growth Portfolio).


     (8) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

     (9) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, in the case of the International Equity Index and Global Asset Portfolios, securities of other investment companies) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (10) Borrow money (other than pursuant to reverse repurchase agreements), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Trust to meet redemption requests when the liquidation of Portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.

     (11) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and each Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                        *     *     *

     In applying Restriction No. 9 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.


     Except to the extent otherwise provided in Investment Restriction No. 9 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Standard Industrial Classification Manual (except that the International Growth Portfolio and the International Equity Index Portfolio will use The Morgan Stanley Capital International industry classification titles). Securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Additional Statement and in the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Restrictions.

     In addition, as a matter of fundamental policy, the International Equity Index and International Growth Portfolios will not issue senior securities except as stated in the Prospectus or this Additional Statement.

     Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

                          ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Trust is set forth below.

NAME, AGE                    POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS                  WITH TRUST     DURING PAST 5 YEARS
-----------                  ----------     -------------------

William H. Springer, 68      Chairman       Vice Chairman of Ameritech (a
701 Morningside Drive        and            telecommunications holding company),
Lake Forest, IL  60045       Trustee        from February 1987 to retirement in
                                            August 1992; Vice Chairman, Chief
                                            Financial and Administrative Officer
                                            of Ameritech prior to 1987;
                                            Director, Walgreen Co. (a retail
                                            drug store business); Director of
                                            Baker, Fentress & Co. (a closed-end,
                                            non-diversified management
                                            investment company) from April 1992
                                            to present; Trustee, Goldman Sachs
                                            Trust from 1989 to present.


Richard Gordon Cline, 62     Trustee        Chairman, Hussman International Inc.
4200 Commerce Court                         (commercial refrigeration company)
Suite 300                                   since January 1998; Chairman,
Lisle, IL  60532                            Hawthorne Investors, Inc. (a
                                            management advisory services and
                                            private investment company) since
                                            January 1996; Chairman and CEO of
                                            NICOR Inc. (a diversified public
                                            utility holding company) from 1986
                                            to 1995, and President, 1992-1993;
                                            Director: Whitman Corporation (a
                                            diversified holding company); Kmart
                                            Corporation (a retailing company);
                                            Ryerson Tull, Inc. (a metals
                                            distribution company); and
                                            University of Illinois
                                            Foundation.


Edward J. Condon, Jr., 57    Trustee        Chairman of The Paradigm Group Ltd.
Sears Tower, Suite 9650                     (a financial advisor) since July
233 S. Wacker Drive                         1993; Vice President and Treasurer
Chicago, IL 60606                           of Sears, Roebuck and Co. (a retail
                                            corporation) from February 1989

NAME, AGE                    POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS                  WITH TRUST     DURING PAST 5 YEARS
-----------                  ----------     -------------------

                                            to July 1993; within the last five
                                            years he has served as a Director
                                            of: Sears Roebuck Acceptance Corp.;
                                            Discover Credit Corp.; Sears
                                            Receivables Financing Group, Inc.;
                                            Sears Credit Corp.; and Sears
                                            Overseas Finance N.V; Member of the
                                            Board of Managers of The Liberty
                                            Hampshire Company, LLC; Vice
                                            Chairman and Director of Energenics
                                            LLC; Director of University
                                            Eldercare, Inc.; Director of the
                                            Girl Scouts of Chicago; and Trustee
                                            of Dominican University.

John W. English, 64          Trustee        Private Investor; Vice President
50-H New England Avenue                     and Chief Investment Officer of The
P.O. Box 640                                Ford Foundation (a charitable trust)
Summit, NJ  07902-0640                      from 1981 until 1993; Trustee: The
                                            China Fund, Inc.; Retail Property
                                            Trust; Sierra Trust; American Red
                                            Cross in Greater New York; Mote
                                            Marine Laboratory; and United Board
                                            for Christian Higher Education in
                                            Asia. Director: University of Iowa
                                            Foundation; Blanton-Peale Institutes
                                            of Religion and Health; Community
                                            Foundation of Sarasota County;
                                            Duke Management Company; and John
                                            Ringling Centre Foundation.

Sandra Polk Guthman, 53      Trustee        President and CEO of Polk Bros.
420 N. Wabash Avenue                        Foundation (an Illinois not-for-
Suite 204                                   profit corporation) from 1993 to
Chicago, IL  60611                          present; Director of Business
                                            Transformation from 1992-1993, and
                                            Midwestern Director of Marketing
                                            from 1988-1992, IBM Corporation;
                                            Director: MBIA Insurance Corporation
                                            of Illinois (bank holding company)
                                            since 1994 and Avondale Financial
                                            Corporation (a stock

NAME, AGE                    POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS                  WITH TRUST     DURING PAST 5 YEARS
-----------                  ----------     -------------------


                                            savings and loan holding company)
                                            since 1995.

Frederick T. Kelsey, 70      Trustee        Consultant to Goldman Sachs from
4010 Arbor Lane, #102                       December 1985 through February 1988;
Northfield, IL  60093                       Director of Goldman Sachs Funds
                                            Group and Vice President of Goldman
                                            Sachs from May 1981 until his
                                            retirement in November 1985;
                                            President and Treasurer of the Trust
                                            and other investment companies
                                            affiliated with Goldman Sachs
                                            through August 1985; President from
                                            1983 to 1985, and Trustee from 1983
                                            to 1994, The Centerland Funds and
                                            its successor, The Pilot Funds;
                                            Trustee, various management
                                            investment companies affiliated with
                                            Zurich Kemper Investments.

Richard P. Strubel, 58       Trustee        Managing Director, Tandem Partners,
70 West Madison St                          Inc. (a privately held management
Suite 1400                                  services firm) since 1990; President
Chicago, IL  60602                          and CEO, Microdot, Inc. (a privately
                                            held manufacturing firm) from 1984
                                            to 1994; Trustee, Goldman Sachs
                                            Trust from 1987 to present; Director
                                            of Kaynar Technologies Inc. (a
                                            leading manufacturer of aircraft
                                            fasteners); Trustee of the
                                            University of Chicago; Director of
                                            Children's Memorial Medical
                                            Center.


Frank E. Polefrone, 41       President      Director of Financial Institutions
4900 Sears Tower                            Sales and Marketing of Goldman Sachs
Chicago, IL  60606                          Asset Management ("GSAM") since
                                            March 1997; Marketing/Product
                                            Development of Federated investors
                                            from August 1982 through December
                                            1996.

NAME, AGE                    POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS                  WITH TRUST     DURING PAST 5 YEARS
-----------                  ----------     -------------------


James A. Fitzpatrick, 38     Vice           Vice President, GSAM (since
4900 Sears Tower             President      April 1997); Vice President and
Chicago, IL  60606                          General Manager, First Data
                                            Corporation -Investor Services Group
                                            prior thereto.


John W. Mosior, 58           Vice           Vice President, Goldman Sachs;
4900 Sears Tower             President      Manager of Shareholder Servicing of
Chicago, IL  60606                          GSAM (since November 1989).

Nancy L. Mucker, 47          Vice           Vice President, Goldman Sachs (since
4900 Sears Tower             President      April 1985); Manager, Shareholder
Chicago, IL  60606                          Servicing of GSAM (since November
                                            1989).

Scott M. Gilman, 37          Treasurer      Director, Mutual Fund
One New York Plaza                          Administration, GSAM (since April
New York, NY  10004                         1994); Assistant Treasurer of
                                            Goldman Sachs Funds Management, Inc.
                                            (since March 1993); Vice President,
                                            Goldman Sachs (since March 1990).

John Perlowski, 32           Assistant      Vice President, Goldman Sachs (since
One New York Plaza           Treasurer      July 1995); Director, Investors Bank
New York, NY  10004                         and Trust Company, (November 1993 to
                                            July 1995); Audit Manager of Arthur
                                            Andersen, LLP (prior thereto).

Michael J. Richman, 36       Secretary      Associate General Counsel, GSAM
85 Broad Street                             (since February 1994); Vice
New York, NY  10004                         President and Assistant General
                                            Counsel of Goldman Sachs (since June
                                            1992); Counsel to the Funds Group of
                                            GSAM (since June 1992); Partner of
                                            Hale and Dorr (September 1991 to
                                            June 1992).


Deborah A. Farrell, 26       Assistant      Legal Assistant, Goldman Sachs
85 Broad Street              Secretary      (since January 1994;) Formerly at
New York, NY  10004                         Cleary, Gottlieb, Steen &
                                            Hamilton.

NAME, AGE                    POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS                  WITH TRUST     DURING PAST 5 YEARS
-----------                  ----------     -------------------


Steven E. Hartstein, 33      Assistant      Legal Products Analyst, Goldman
85 Broad Street              Secretary      Sachs (since June 1993); Funds
New York, NY  10004                         Compliance Officer, Citibank Global
                                            Asset Management (August 1991 to
                                            June 1993).


Howard B. Surloff, 32        Assistant      Vice President and Assistant General
85 Broad Street              Secretary      Counsel, Goldman Sachs (since
New York, NY  10004                         November 1993 and May 1994,
                                            respectively); Counsel to the Funds
                                            Group of GSAM since November 1993);
                                            Associate of Shereff, Friedman,
                                            Hoffman & Goodman, LLP (prior
                                            thereto).

Valerie A. Zondorak, 31      Assistant      Vice President, Goldman Sachs (since
85 Broad Street              Secretary      March 1997); Counsel to the Funds
New York, NY  10004                         Group, GSAM (since March 1997);
                                            Associate, Shereff, Friedman,
                                            Hoffman & Goodman, LLP (prior
                                            thereto).

Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with the Investment Advisers, Goldman Sachs and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Springer, Kelsey, Strubel, Mosior, Gilman, Richman, Surloff and Hartstein and Mmes. Farrell, Mucker and Zondorak hold similar positions with one or more investment companies that are advised by Goldman Sachs. As a result of the responsibilities assumed by the Investment Advisers under the Advisory Agreement with the Trust, by Northern under its Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement with the Trust and by Goldman Sachs under its Administration Agreement and Distribution Agreement with the Trust, the Trust itself requires no employees.

Each officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Each Trustee earns a quarterly retainer of $6,250 and the Chairman of the Board earns a quarterly retainer of $9,375. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

In addition, the Trustees established an Audit Committee consisting of three members including a Chairman of the Committee. Each member earns a fee of $1,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,250.

Each Trustee will hold office for an indefinite term until the earliest of (1) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust, or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.

The Trust's officers do not receive fees from the Trust for services in such capacities, although Goldman Sachs, of which they are also officers, receives fees from the Trust for administrative services.

  The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1997:


                                         Pension or  Total
                                         Retirement  Compensation
                                         Benefits    from
                           Aggregate     Accrued as  Registrant
                           Compensation  Part of     and Fund
                           from          Trust's     Complex Paid
Name of Trustee            Registrant    Expenses    to Trustees
---------------            ----------    --------    -----------
William H. Springer        $43,500       $0          $43,500

Richard G. Cline ***

Edward J. Condon, Jr.      $31,000       $0          $31,000

John W. English            $31,000       $0          $31,000

James J. Gavin*            $34,000       $0          $34,000

Sandra Polk Guthman ***

Frederick T. Kelsey        $35,000       $2,863**    $37,863

Richard P. Strubel         $39,000       $0          $39,000


*    Retired as of November 30, 1997.
**   Interest from deferred compensation.
*** Mr. Cline and Ms. Guthman were elected as Trustees of the Trust in September 1997.


INVESTMENT ADVISERS, TRANSFER AGENT AND CUSTODIAN

     Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. NTQA, also a wholly-owned subsidiary of Northern Trust Corporation, serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of December 31, 1997, the Investment Advisers and their affiliates had approximately $196 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, other investment companies and individuals.

     Subject to the general supervision of the Board of Trustees, the Investment Advisers make the decisions with respect to and places orders for all purchases and sales of portfolio securities for the Portfolios. The Advisory Agreements with the Trust provide that in selecting brokers or dealers to place orders for transactions (a) on common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available, and (b) on bonds and other fixed income obligations, the Investment Advisers shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Portfolios and/or other accounts over which the Investment Advisers or an affiliate of Northern exercise investment discretion. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Portfolios' interests.

     On occasions when the Investment Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which the Investment Advisers act as adviser), the Agreements provide that the Investment Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best overall terms available with respect to common and preferred stock, and best net price and execution with respect to bonds and other fixed income obligations. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreements permit the Investment Advisers, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of their opinion of the reliability and quality of such broker or dealer.

     The Advisory Agreements provide that the Investment Advisers may render similar services to others so long as its services under such Agreements are not impaired thereby. The Advisory Agreements also provide that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.


     At a meeting held on September 2, 1997, shareholders of the International Growth Portfolio approved a new advisory agreement with Northern and another wholly-owned subsidiary of Northern Trust Corporation (The Northern Trust Company of Connecticut, which has principal offices at 300 Atlantic Street, Stamford, Connecticut 06901) that would permit the Portfolio to implement a "manager-of-managers" structure. This agreement will become effective only if the Securities and Exchange Commission grants an exemption that permits the Portfolio to implement a manager-of-managers structure, and the Board of Trustees of the Trust acts to effectuate the structure with respect to the Portfolio. The new advisory agreement would be identical in all material respects to the current Advisory Agreement for the International Growth Portfolio, except that the new agreement would appoint both Northern and The Northern Trust Company of Connecticut as the advisers of the Portfolio and would allow the advisers to (1) delegate their duties to sub-advisers, (2) implement a manager-of-managers structure and (3) enter into sub-advisory agreements in the future without further shareholder approval. Fees payable to the sub-advisers would be payable by Northern and The Northern Trust Company of Connecticut and not by the Portfolio, and the current investment advisory fee rate payable by the Portfolio would not change. At present, it is uncertain when, or if, the manager-of-managers structure will become effective.

     Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, Northern has undertaken to perform some or all of the following services: (1) establish and maintain an omnibus account in the name of each Institution; (2) process purchase orders and redemption requests from an Institution, furnish confirmations and disburse redemption proceeds; (3) act as the income disbursing agent of the Trust; (4) answer inquiries from Institutions; (5) provide periodic statements of account to each Institution;
(6) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (7) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (8) preserve all records; and (9) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, Northern has also undertaken to perform some or all of the following services: (1) establish and maintain separate accounts in the name of the investors; (2) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (3) disburse redemption proceeds; (4) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (5) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (6) provide periodic statements of account; (7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors; (10) furnish the Trust all pertinent Blue Sky information; (11) perform all required tax withholding; (12) preserve records; and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by Northern under the Transfer Agency Agreement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, payable monthly, at an annual rate of .01%,
 .05%, .10% and .15% of the average daily net asset value of the Class A, B, C and D Shares, respectively, in the Portfolios.


     Under its Custodian Agreement (and in the case of the International Growth Portfolio and International Equity Index Portfolio, its Foreign Custody Agreement) with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by Northern under the Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern shall, subject to certain monitoring responsibilities, have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between Northern and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that Northern shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under either Agreement.

Northern has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolio's foreign securities.

     As compensation for the services rendered to the Trust by Northern as custodian with respect to each Portfolio except the International Growth Portfolio and International Equity Index Portfolio, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

     As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Growth Portfolio and International Equity Index Portfolio, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows:
(i) $35,000 annually for the International Growth Portfolio and International Equity Index Portfolio, plus (ii) 9/100th of 1% annually of the Portfolios' average daily net assets, plus (iii) reimbursement for fees incurred by Northern as foreign custodian for telephone, postage, courier fees, office supplies and duplicating.


     Northern's fee under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).


     Unless sooner terminated, the Advisory Agreements, the Custodian Agreement (or in the case of the International Growth Portfolio and International Equity Index Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to

Northern or NTQA and by Northern or NTQA on 60 days' written notice to the Trust.


     Prior to April 1, Northern served as investment adviser to the Equity Index, Small Company Index and International Equity Index Portfolios on the same terms as those described above.


     For the fiscal periods ended November 30 as indicated, the amount of the Advisory Fee incurred by each Portfolio (after fee waivers) was as follows:


                                              1997        1996        1995
                                              ----        ----        ----
Balanced Portfolio (1)                       $270,536  $  226,872  $   81,249
Equity Index Portfolio (2)                    830,952     603,016     380,061
Diversified Growth Portfolio (2)              795,346     768,689     845,029
Focused Growth Portfolio (1)                  934,052     811,643     609,180
Small Company Index Portfolio (2)             242,421     212,150     172,085
International Growth Portfolio (3)            993,121   1,089,874   1,180,413
International Equity Index Portfolio (4)       44,662         N/A         N/A


__________________

(1)  Commenced investment operations on July 1, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on March 28, 1994.
(4)  Commenced investment operations on April 1, 1997.

     For the same fiscal periods ended November 30 as indicated, Northern waived advisory fees as follows:


                                               1997        1996       1995
                                               ----        ----       ----
Balanced Portfolio (1)                      $  162,322  $  136,185   $108,249
Equity Index Portfolio (2)                   1,661,904   1,206,801    760,122
Diversified Growth Portfolio (2)               361,521     349,197    384,104
Focused Growth Portfolio (1)                   350,269     304,447    228,443
Small Company Index Portfolio (2)              242,421     212,148    172,085
International Growth Portfolio (3)             248,280     272,159    295,103
International Equity Index Portfolio (4)        44,662         N/A        N/A


__________________
(1)  Commenced investment operations on July 1, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on March 28, 1994.
(4)  Commenced investment operations on April 1, 1997.

     For the fiscal periods ended November 30 as indicated, the amount of the Transfer Agency Fee incurred by each Portfolio was as follows:

                                              1997     1996     1995
                                              ----     ----     ----
Balanced Portfolio (1)                      $ 10,622  $ 8,853  $ 3,624
Equity Index Portfolio (2)                   172,360   92,186   40,881
Diversified Growth Portfolio (2)              15,280   14,368   15,548
Focused Growth Portfolio (1)                  19,546   12,738    7,810
Small Company Index Portfolio (2)             12,676   11,706    8,647
International Growth Portfolio (3)            12,624   13,559   14,784
International Equity Index Portfolio (4)       1,780      N/A      N/A


__________________
(1)  Commenced investment operations on July 1, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on March 28, 1994.
(4)  Commenced Equity Index Portfolio on April 1, 1997.

     For the fiscal periods ended November 30 as indicated, the amount of the Custodian Fee (and, in the case of the International Growth Portfolio, the Foreign Custodian Fee) incurred by each Portfolio was as follows:


                                              1997      1996      1995
                                              ----      ----      ----
Balanced Portfolio (1)                      $ 24,371  $ 21,294  $ 25,924
Equity Index Portfolio (2)                   142,960   154,259   126,649
Diversified Growth Portfolio (2)              27,587    26,634    34,074
Focused Growth Portfolio (1)                  23,050    21,498    25,698
Small Company Index Portfolio (2)             66,695    67,319    65,810
International Growth Portfolio (3)           158,611   170,117   160,492
International Equity Index Portfolio (4)      49,999       N/A       N/A


___________________

(1)  Commenced investment operations on July 1, 1993.

(2)  Commenced investment operations on January 11, 1993.

(3)  Commenced investment operations on March 28, 1994.

(4)  Commenced investment operations on April 1, 1997.


     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern and NTQA believe that they may perform the services contemplated by their agreements with the Trust without violation of such banking laws or regulations, which are applicable to them. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern and NTQA from continuing to perform such services for the Trust.


     Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern or NTQA in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Northern or NTQA and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Portfolio or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Northern and its affiliates would consider the possibility of offering to perform some or all of the services now provided by Goldman Sachs. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern and its affiliates might offer to provide services for consideration by the Trustees.

     Goldman Sachs is also an active investor, dealer and/or underwriter in many types of stocks, bonds and other instruments. Its activities in this regard could have some effect on the market for those instruments which the Portfolios acquire, hold or sell.

     In the Advisory Agreements, the Investment Advisers agree that the name "The Benchmark" may be used in connection with the Trust's business on a royalty-free basis. Northern has reserved to itself the right to grant the non-exclusive right to use the name "The Benchmark" to any other person. The Advisory Agreements provide that at such time as the Agreements are no longer in effect, the Trust will cease using the name "The Benchmark." (This undertaking by the Trust may be subject to certain legal limitations.)

PORTFOLIO TRANSACTIONS

     To the extent that a Portfolio effects brokerage transactions with Goldman Sachs or any broker-dealer affiliated directly or indirectly with the Investment Advisers, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio.


     During the fiscal year ended November 30, 1997, the International Equity Index Portfolio acquired and sold securities of Banque Paribas and Societe Generale Securities Corporation, each a regular broker/dealer. At November 30, 1997, the International Equity Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940

Act, or their parents: Societe Generale, with an approximate aggregate value of $72,000.


     During the fiscal year ended November 30, 1997, the International Growth Portfolio acquired and sold securities of Banque Paribas, Deutsche Bank and Societe Generale Securities Corporation, each a regular broker/dealer. At November 30, 1997, the International Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Deutsche Bank, with an approximate aggregate value of $1,603,000.


     During the fiscal year ended November 30, 1997, the Balanced Portfolio acquired and sold securities of Donaldson, Lufkin & Jenrette Securities Corp., Societie Generale Securities Corporation, Banque Paribas and Credit Commerciale de France, each a regular broker/dealer. At November 30, 1997, the Balanced Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Donaldson, Lufkin & Jenrette Securities Corporation, with an approximate aggregate value of $249,000.


During the fiscal year ended November 30, 1997, the Small Company Index Portfolio acquired and sold securities of Credit Commercicle de France, Banque Paribas, Cznadian Imperial Bank and Societe Generale Securities Corporation, each a regular broker/dealer.


During the fiscal year ended November 30, 1997, the Equity Index Portfolio acquired and sold securities of Credit Commerciale de France, Banque Paribas, Societe Generale Securities Corporation and Deutsche Bank, each a regular broker/dealer.


During the fiscal year ended November 30, 1997, the Diversified Growth Portfolio acquired and sold securities of Credit Commerciale de France, Banque Paribas, Societe Generale Securities Corporation, Deutsche Bank and Union Bank of Switzerland, each a regular broker/dealer.


During the fiscal year ended November 30, 1997, the Focused Growth Portfolio acquired and sold securities of Banque Paribas, Union Bank of Switzerland, Societe Generale Securities Corporation, Credit Commerciale de France and Banque Brussels Lambert, each a regular broker/dealer.

For the fiscal periods ended November 30 as indicated, each Portfolio paid brokerage commissions as follows:


                                  Total          Total           Brokerage
Fiscal                            Brokerage      Amount of       Commissions
Year              Total           Commissions    Transactions    Paid
Ended             Brokerage       Paid to        On Which        to Brokers
November          Commissions     Affiliated     Commissions     Providing
30, 1997:         Paid            Persons        Paid            Research
--------          ----            -------        ----            --------
Balanced
Portfolio         $   32,642      $     0        $               $

Equity
Index
Portfolio            131,385            0

Focused
Growth
Portfolio            300,436        1,484         (0.49)*

Diversified
Growth
Portfolio            202,193            0

Small
Company
Index
Portfolio             73,241            0

International
Growth
Portfolio          1,163,242            0

International
Equity Index
Portfolio                               0


(*)  Percentage of total commissions paid.
(**) Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

                                   Total        Total           Brokerage
Fiscal                             Brokerage    Amount of       Commissions
Year              Total            Commissions  Transactions    Paid
Ended             Brokerage        Paid to      On Which        to Brokers
November          Commissions      Affiliated   Commissions     Providing
30, 1997:         Paid             Persons      Paid            Research
--------          ----             -------      ----            --------
Balanced
Portfolio         $   53,002       $    0       $ 33,133,354    $   34,545

Equity
Index
Portfolio             86,325            0        176,685,003        71,053

Focused
Growth
Portfolio            325,022        5.607        189,320,203       248,133
                                                       (1.73)*   (1.10%)**
Diversified
Growth
Portfolio            266,884            0        170,853,039       228,062

Small Company
Index
Portfolio             90,057            0         74,698,179        44,761

International
Growth
Portfolio          1,797,065            0        531,192,806       636,028

(*)  Percentage of total commissions paid.
(**) Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

                                Total        Total           Brokerage
Fiscal                          Brokerage    Amount of       Commissions
Year             Total          Commissions  Transactions    Paid
Ended            Brokerage      Paid to      On Which        to Brokers
November         Commissions    Affiliated   Commissions     Providing
30, 1997:        Paid           Persons      Paid            Research
--------         ----           -------      ----            --------
Balanced
Portfolio        $   45,837     $      0     $ 24,906,175    $  39,287

Equity
Index
Portfolio           112,575            0      152,546,455      112,575

Focused
Growth
Portfolio           192,628            0      111,053,831      146,993

Diversified
Growth
Portfolio           438,884        3,360      248,311,354      367,010
                                 (.76%)*                      (.51%)**
Small Company
Index
Portfolio           102,688            0       58,429,480       51,692

International
Growth
Portfolio         2,121,410        4,425      575,340,692      787,039
                                  (.21%)*         (.36%)**


(*)  Percentage of total commissions paid.
(**) Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

ADMINISTRATOR AND DISTRIBUTOR


     Under its Administration Agreement with the Trust, Goldman Sachs, subject to the general supervision of the Trust's Board of Trustees, acts as the Trust's Administrator. In this capacity, Goldman Sachs (1) provides supervision of certain aspects of the Trust's non-investment advisory operations (the parties giving due recognition to the fact that certain of such operations are performed by Northern pursuant to the Trust's agreements with Northern), (2) provides the Trust, to the extent not provided pursuant to such agreements, with such personnel as are reasonably necessary for the conduct of the Trust's affairs,
(3) arranges, to the extent not provided pursuant to such agreements, for the preparation at the Trust's expense of its tax returns, reports to shareholders, periodic updating of the prospectuses issued by the Trust, and reports filed with the SEC and other regulatory authorities (including qualification under state securities or Blue Sky laws of the Trust's shares), and (4) provides the Trust, to the extent not provided pursuant to such agreements, with adequate office space and equipment and certain related services in Chicago.

     For the fiscal periods ended November 30 as indicated, Goldman Sachs received fees under the Administration Agreement (after fee waivers) in the amount of:


                                          1997      1996      1995
                                          ----      ----      ----
Balanced Portfolio (1)                  $ 54,096  $ 45,373  $ 36,250
Equity Index Portfolio (2)               830,785   603,816   380,061
Diversified Growth Portfolio (2)         144,576   139,259   153,642
Focused Growth Portfolio (1)             116,731   101,553    76,148
Small Company Index Portfolio (2)        121,184   106,073    86,043
International Growth Portfolio (3)       159,139   136,235   147,552
International Equity Index Portfolio      26,233       N/A       N/A


__________________
(1)  Commenced investment operations on July 1, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on March 28, 1994.
(4)  Commenced investment operations on April 1, 1997.


     For the fiscal periods ended November 30 as indicated and prior to May 1, 1997, Goldman Sachs voluntarily agreed to waive a portion of its Administration Fee for each Portfolio resulting in an effective fee of .10% of the average daily net assets for each Portfolio. The effect of these waivers by Goldman Sachs was to reduce administration fees by the following amounts:

                                              1997      1996      1995
                                              ----      ----      ----
Balanced Portfolio (1)                       $32,260  $ 68,595  $ 54,375
Equity Index Portfolio (2)                    54,050   176,462   229,985
Diversified Growth Portfolio (2)              69,234   170,691   176,821
Focused Growth Portfolio (1)                  63,979   148,402   114,221
Small Company Index Portfolio (2)             65,061   152,457   129,064
International Growth Portfolio (3)            68,441   168,984   173,776
International Equity Index Portfolio (4)       1,560       N/A       N/A


__________________
(1)  Commenced investment operations on July 1, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on March 28, 1994.
(4)  Commenced investment operations on April 1, 1997.

     In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceed a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during the current fiscal year, Goldman Sachs will waive a portion of its administration fees during the following fiscal year. This undertaking may be terminated by Goldman Sachs at any time without the consent of the Trust or the shareholders. There have been no waivers pursuant to this agreement during the last three fiscal periods.

     Goldman Sachs has agreed for the current fiscal year to reimburse each Portfolio for all expenses (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis .25% of the International Equity Index and International Growth Portfolios' respective average daily net assets and .10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking is contractual with respect to all Portfolios. The effect of these reimbursements by Goldman Sachs for the fiscal periods ended November 30 as indicated were to reduce the expenses of each Portfolio by:

                                              1997     1996      1995
                                              ----     ----      ----
Balanced Portfolio (1)                      $ 74,341  $ 65,547  $ 79,928
Equity Index Portfolio (2)                   304,060   306,865   194,615
Diversified Growth Portfolio (2)              89,069    98,425   100,038
Focused Growth Portfolio (1)                  79,410    80,020    87,261
Small Company Index Portfolio (2)            128,881   134,838   116,594
International Growth Portfolio (3)            67,398    55,347       N/A
International Equity Index Portfolio (4)      56,393       N/A       N/A


__________________
(1)  Commenced investment operations on July 1, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on March 28, 1994.
(4)  Commenced investment operations on April 1, 1997.

     Unless sooner terminated, the Administration Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the agreement is approved annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). The Administration Agreement is terminable at any time without penalty by the Trust (upon specified Trustee or shareholder action) on 60 days' written notice to Goldman Sachs and by Goldman Sachs on 60 days' written notice to the Trust.

     The Trust has entered into a Distribution Agreement under which Goldman Sachs, as agent, sells shares of each Portfolio on a continuous basis. Goldman Sachs pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to Goldman Sachs for such distribution services.

     The Administration Agreement and the Distribution Agreement provide that Goldman Sachs may render similar services to others so long as its services under such Agreements are not impaired thereby. The Administration Agreement provides that the Trust will indemnify Goldman Sachs against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Administration Agreement and Distribution Agreement) or, in lieu thereof, contribute to resulting losses.

SHAREHOLDER SERVICING PLAN

     As stated in the Portfolios' Prospectus, Institutions may enter into Servicing Agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than .10%, .15% and .25% (on an annualized basis) of the average daily net asset value of the Class B, C and D Shares, respectively, beneficially owned by such Customers or investors.

     For the fiscal periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:


                                   1997     1996     1995
                                   ----     ----     ----
Balanced Portfolio
     Class B                          N/A      N/A     N/A
     Class C (1)                  $ 8,026  $ 7,123     N/A
     Class D (2)                      710       61     N/A
Equity Index Portfolio
     Class B                          N/A      N/A     N/A
     Class C (3)                   99,924   46,497  $4,339
     Class D (4)                   52,360    7,257     480
Diversified Growth Portfolio
     Class B                          N/A      N/A     N/A
     Class C                          N/A      N/A     N/A
     Class D (4)                    1,466      703     326
Focused Growth Portfolio
     Class B                          N/A      N/A     N/A
     Class C (5)                   11,222    3,028     N/A
     Class D (6)                    2,037    1,224     437
Small Company Index Portfolio
     Class B                          N/A      N/A     N/A
     Class C                          N/A      N/A     N/A
     Class D (6)                      993      252      45
International Growth Portfolio
     Class B                          N/A      N/A     N/A
     Class C                          N/A      N/A     N/A
     Class D (7)                      379      201       4


(1)  Class C Shares were issued on December 29, 1995.
(2)  Class D Shares were issued on February 20, 1996.
(3)  Class C Shares were issued on September 28, 1995.
(4)  Class D Shares were issued on September 14, 1994.
(5)  Class C Shares were issued on June 14, 1996.
(6)  Class D Shares were issued on December 8, 1994.
(7)  Class D Shares were issued on November 16, 1994.

     Services provided by or arranged to be provided by Institutions under their Servicing Agreements may include: (1) establishing and maintaining separate account records of Customers or other investors; (2) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (3) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (4) issuing confirmations to Customers or other investors in accordance with applicable law;
(5) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (6) processing dividend payments on behalf of Customers or other investors; (7) providing information periodically to Customers or other investors showing their positions in shares; (8) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Institutions; (9) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (10) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors; (11) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors; (12) providing such office space, facilities and personnel as may be required to perform its services under the Servicing Agreement; (13) maintaining appropriate management reporting and statistical information; (14) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (15) developing and monitoring investment programs; and (16) providing such other similar services as the Trust may reasonably request to the extent the Institutions are permitted to do so under applicable statutes, rules and regulations.

     The Trust's agreements with Institutions are governed by a Plan (called the "Shareholder Servicing Plan"), which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Institutions and the purposes for which the expenditures were made. In addition, the arrangements with Institutions must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Institutions based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

COUNSEL AND AUDITORS

     Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to the Trust.

     Ernst & Young LLP, independent auditors, Sears Tower, 233 S. Wacker Drive, Chicago, Illinois 60606-6301, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

IN-KIND PURCHASES

     Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     The additional transaction fee described in the Prospectus with respect to the Small Company Index Portfolio and the International Equity Index Portfolio does not apply to in-kind purchases of shares that are structured to minimize the related brokerage, market impact costs and other transaction costs to such Portfolios as described in the Prospectus.

                            PERFORMANCE INFORMATION

     Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                          T=(ERV)1-1
                             --- -
                              P  N

Where:    T =  average annual total return.

          ERV = ending redeemable value at the end of the applicable period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period.

          P =  hypothetical initial payment of $1,000.

          n =  period covered by the computation, expressed in terms of years.

     Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                          T=[(ERV)]-1
                              ---
                               P


     The calculations set forth below are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) the portfolio transaction fee is taken into account for purchases of shares of the Small Company Index Portfolio and the International Equity Index Portfolio. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

     The average annual total and aggregate total returns shown below for the Diversified Growth, Equity Index, Small Company Index and International Growth Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their commencement. Although all such predecessor collective funds were managed by Northern for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.


Following commencement of operations of the Portfolios, Goldman Sachs reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of its administration fee for each Portfolio pursuant to the undertaking described above under "Additional Trust Information - Administrator and Distributor" and "-Investment Advisers, Transfer Agent and Custodian," and Northern waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without such fee waivers and expense reimbursements.

                      FOR PERIODS ENDED NOVEMBER 30, 1997


                             AVERAGE ANNUAL TOTAL RETURNS (%)     AGGREGATE TOTAL RETURNS (%)

                                                        SINCE                                SINCE
                             1 YEAR  5 YEAR  10 YEAR  INCEPTION   1 YEAR  5 YEAR  10 YEAR  INCEPTION
                             ------  ------  -------  ---------   ------  ------  -------  ---------
DIVERSIFIED GROWTH/1/
CLASS A
  with fee waivers and        27.06   13.82    15.80        -      27.06   91.03   333.60           -
  expense reimbursements

  without fee waivers and     26.58   13.34    15.31        -      26.58   87.03   315.59           -
  expense reimbursements

CLASS D
  with fee waivers and        26.60   13.57    15.67        -      26.60            88.94
  expense reimbursements

  without fee waivers and     26.10   13.08    15.18        -      26.10   84.90   310.93           -
  expense reimbursements

FOCUSED GROWTH/2/
CLASS A
  with fee waivers and        27.05       -        -    15.37      27.05                -
  expense reimbursements

  without fee waivers and     26.48       -        -    14.70      26.48       -        -       83.42
  expense reimbursements

CLASS C
  with fee waivers and        26.75       -        -    15.29      26.75                -
  expense reimbursements

  without fee waivers and     26.19       -        -    14.64      26.19       -        -       83.00
  expense reimbursements

CLASS D
  with fee waivers and        26.52       -        -    15.06      26.52                -
  expense reimbursements

  without fee waivers and     25.96       -        -    14.41      25.96       -        -       81.34
  expense reimbursements

                      FOR PERIODS ENDED NOVEMBER 30, 1997


                               AVERAGE ANNUAL TOTAL RETURNS (%)     AGGREGATE TOTAL RETURNS (%)

                                                          SINCE                                SINCE
                               1 YEAR  5 YEAR  10 YEAR  INCEPTION   1 YEAR  5 YEAR  10 YEAR  INCEPTION
                               ------  ------  -------  ---------   ------  ------  -------  ---------
EQUITY INDEX/3/
CLASS A
  with fee waivers and          27.93   19.79    18.33       -       27.93  146.66   438.21           -
  expense reimbursements

  without fee waivers and       27.63   19.40    17.95       -       27.63  142.67   421.17           -
  expense reimbursements

CLASS C
  with fee waivers and          27.64   19.68    18.27       -       27.64  145.53   435.48           -
  expense reimbursements

  without fee waivers and       27.33   19.56    17.89       -       27.33  141.56   418.53           -
  expense reimbursements

CLASS D
  with fee waivers and          27.45   19.56    18.21       -       27.45  144.30   432.77           -
  expense reimbursements

  without fee waivers and       27.14   19.18    17.84       -       27.14  140.45   416.33           -
  expense reimbursements

SMALL COMPANY INDEX/4/
CLASS A
  with fee waivers and          23.06   16.10        -   13.46       23.06  110.94        -      225.37
  expense reimbursements
  and portfolio transaction
  fee

  with fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee

  without fee waivers and
  expense reimbursements
  but with portfolio
  transaction fee

  without fee waivers and       22.59   15.51        -   12.90       22.59  105.64        -      210.69
  expense reimbursements
  and portfolio transaction
  fee

CLASS D
  with fee waivers and          22.68   16.01        -   13.42       22.68  110.12        -      224.19
  expense reimbursements

  without fee waivers and       22.21   15.16        -   12.72       22.21  102.54        -      205.95
  expense reimbursements

                      FOR PERIODS ENDED NOVEMBER 30, 1997


                             AVERAGE ANNUAL TOTAL RETURNS (%)     AGGREGATE TOTAL RETURNS (%)

                                                        SINCE                                SINCE
                             1 YEAR  5 YEAR  10 YEAR  INCEPTION   1 YEAR  5 YEAR  10 YEAR  INCEPTION
                             ------  ------  -------  ---------   ------  ------  -------  ---------
INTERNATIONAL GROWTH/5/
CLASS A
  with fee waivers and         4.21    9.63        -        5.23    4.21   58.36        -       46.00
  expense reimbursements

  without fee waivers and      3.86    9.24        -        4.87    3.86   55.56        -       42.29
  expense reimbursements

CLASS D
  with fee waivers and         3.79    9.36        -        5.05    3.79   56.42        -       44.19
  expense reimbursements

  without fee waivers and      3.45    8.98        -        4.70    3.45   53.72        -       40.59
  expense reimbursements

BALANCED/6/
CLASS A
  with fee waivers and        17.29       -        -       10.89   17.29       -        -       57.97
  expense reimbursements

  without fee waivers and     16.67       -        -       10.12   16.67       -        -       53.17
  expense reimbursements

CLASS C
  with fee waivers and        17.00       -        -       10.77   17.00       -        -       57.19
  expense reimbursements

  without fee waivers and     16.38       -        -       10.02   16.38       -        -       52.54
  expense reimbursements

CLASS D                       16.82       -        -       10.72   16.82       -        -       56.89
  with fee waivers and
  expense reimbursements

  without fee waivers and     16.20       -        -        9.97   15.20       -        -       52.25
  expense reimbursements

                      FOR PERIODS ENDED NOVEMBER 30, 1997


                                 AVERAGE ANNUAL TOTAL RETURNS (%)     AGGREGATE TOTAL RETURNS (%)

                                                            SINCE                                SINCE
                                 1 YEAR  5 YEAR  10 YEAR  INCEPTION   1 YEAR  5 YEAR  10 YEAR  INCEPTION
                                 ------  ------  -------  ---------   ------  ------  -------  ---------
INTERNATIONAL EQUITY INDEX/7/
CLASS A
  with fee waivers and                -       -        -  inception        -       -        -        5.45
  expense reimbursements                                      4/1/97
  and portfolio transaction
  fee

  with fee waivers and
  expense reimbursements but
  without portfolio
  transaction fee

  without fee waivers and
  expense reimbursements
  but with portfolio
  transaction fee

  without fee waivers and             -       -        -  inception        -       -        -        4.40
  expense reimbursements                                      4/1/97
  and portfolio transaction
  fee


----------------------
1. For Class A and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance data from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

2. For Class C and Class D Shares, performance from July 1, 1993 to June 14, 1996 (commencement of Class C Shares) and December 8, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher expenses been taken into account.

3. For Class A, C and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance data from January 11, 1993 to September 28, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of

Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

4. For Class A and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance data from January 11, 1993 to December 8, 1994, (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. Performance data of the predecessor collective fund is shown from August 1, 1988 (the date such collective fund was first managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio) and is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

5. For Class A and Class D Shares, performance data prior to March 28, 1994 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance data from March 28, 1994 to November 16, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. Performance data of the predecessor collective fund is shown from July 1, 1990 (the date such fund was first managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio) and is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

6. For Class C and Class D Shares, performance from July 1, 1993 to December 29, 1995 (commencement of Class C Shares) and February 20, 1996 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher expenses been taken into account.

7.   Commenced operations on April 1, 1997.

Each of the Balanced Portfolio and the Global Asset Portfolio calculates its 30-day (or one month) standard yield as described in the Prospectus for a class of shares in accordance with the method prescribed by the SEC for mutual funds:

                         Yield = 2[(/ / p +1)/6/1]
                                    --------
                                       nd
**
Where:      a = dividends and interest earned during the period.

            b = expenses accrued for the period (net of reimbursements).

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

            d = maximum offering price per share on the last day of the period.


     For the 30-day period ended November 30, 1997, the annualized yields of the Class A, Class C and Class D Shares of the Balanced Portfolio was 2.68%, 2.44% and 2.29%, respectively. During such period, Goldman Sachs reimbursed expenses to the Portfolio and voluntarily agreed to reduce a portion of its administration fees under "Additional Trust Information - Administrator and Distributor", and Northern waived a portion of its investment advisory fees with respect to the Portfolio. In the absence of such advisory and administration fee reductions and expense limitations, the 30-day yield for Class A, Class C and Class D Shares would have been 2.54%, 2.30% and 2.15%, respectively.

     The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

     Because of the different Servicing Fees and transfer agency fees payable with respect to Class A, B, C and D Shares in a Portfolio, performance quotations for shares of Class B, C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

                                     TAXES

     The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.


GENERAL

     Each Portfolio will elect to be taxed separately as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").


     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

     Each Portfolio intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain (20% or 28% rate gain, as applicable), regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the capital gain dividends the shareholder has received with respect to such shares.

     In the case of corporate shareholders, distributions of a Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Portfolio for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.


     Ordinary income of individuals is taxable at a nominal maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. The maximum tax rate on capital gains for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but not longer than 18 months, the maximum tax rate on capital gains is 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a nominal maximum rate of 35%.

     If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions would be taxable as ordinary income, to the extent of such Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     The Trust will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for prior failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     Special rules govern the Federal income tax treatment of financial instruments that may be held by the Portfolios. These rules may have a particular impact on the amount of income or gain that the Portfolios must distribute to their respective shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement described above.

     Generally, futures contracts, options on futures contracts and certain foreign currency contracts held by a Portfolio (collectively, the "Instruments") at the close of its taxable year are treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Portfolio has held the Instruments ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell, related options and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolios, are subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed.

     Notwithstanding the rules described above, with respect to futures contracts which are part of a "mixed straddle" to sell related options and certain foreign currency contracts which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the Rules of

Section 1256 of the Code including "the 40%-60% rule" and the mark-to-market on gains and losses being treated for Federal income tax purposes as sold on the last business day of the Portfolio's taxable year, but gains and losses will be subject to such wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, each Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or
(2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40%-60% rule" will apply to the net gain or loss attributable to the Instruments, but, in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.


     Certain foreign currency contracts entered into by a Portfolio may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Additional Statement, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Portfolio may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     Some of the non-U.S. dollar denominated investments that the Portfolios may make, such as foreign debt securities and foreign currency contracts, may be subject to provisions of the Code which govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S.

dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Portfolios which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

FOREIGN INVESTORS


     Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net interest income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year.
For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends, provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

CONCLUSION


     The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

     Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

                             DESCRIPTION OF SHARES


     The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trust may hereafter create series in addition to the Trust's eighteen existing series, which represent interests in the Trust's eighteen respective portfolios, seven of which are discussed in this Additional Statement. The Trust Agreement further permits the Board of Trustees to classify or reclassify any unissued shares into additional series or classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in four separate classes of shares in each of the Trust's non-money market portfolios:
Class A, B, C and D Shares. Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "Investing-Redemption of Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.


     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.


     The Trust is not required to hold annual meetings of Shareholders and does not intend to hold such meetings. In the event that a meeting of Shareholders is held, each Share of the Trust will be entitled, as determined by the Trustees without the vote or consent of Shareholders, either to one vote for each Share or to one vote for each dollar of net asset value represented by such Shares on all matters presented to Shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of Shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the Shares entitled to vote at such meeting. The Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.


     The Trust Agreement authorizes the Trustees, without Shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without Shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.


     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the Shareholders of any class into one or more separate groups and to provide for the different treatment of Shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of Shareholders that are so classified.


     The Trust Agreement permits the Trustees to amend the Trust Agreement without a Shareholder vote. However, Shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of Shareholders; (ii) that is required by law to be approved by Shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to Shareholders.


     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected Shareholders at a meeting of Shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without Shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its Shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust, business trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.


     The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.


     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     In addition to the requirements of Delaware law, the Trust Agreement provides that a Shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) Shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding Shares of the Trust, or 10% of the outstanding Shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a Shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.


     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's Shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.


     As of March _____, 1998, substantially all of the Portfolios' outstanding shares were held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, the Trust's Trustees and officers owned beneficially less than 1% of the outstanding shares of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the following Portfolios as of March _____, 1998:

                                                   NUMBER      PERCENTAGE
                                                     OF        OUTSTANDING
                                                   SHARES        SHARES
                                                   ------        ------
BALANCED PORTFOLIO
       The Northern Trust Company
         Thrift Incentive Plan                   1,451,721       33.15%
       Retirement Trust for Employees
         of Tetra Pak Inc.                         796,335       18.19%
       Jordan Industries, Inc.                     450,009       10.28%
       LaPorte, The Retirement Plus Plan           301,843        6.89%

DIVERSIFIED GROWTH PORTFOLIO
       The Northern Trust Company
         Pension Plan                            4,423,922       43.15%
       The Pension Plan for Home Office
         Employees of Mutual Trust Equity          574,794        5.61%

EQUITY INDEX PORTFOLIO
       The Northern Trust Company
         Thrift Incentive Plan                   8,279,929       15.19%
       Libby-Owens-Ford Company
         Savings Trust                           4,154,766        7.62%
       Meadows Foundation Incorporated           5,585,984       10.25%

FOCUSED GROWTH PORTFOLIO
       The Northern Trust Company
         Thrift Incentive Plan                   4,123,213       44.33%
       Doe Run Resources Corporation
         Retirement Plan                           987,029       10.61%
       Rexene Corporation
         Retirement Plan                           650,968        7.00%
       Kitch Drotchas Planability
         Trust Profit Sharing Plan                 482,583        5.19%

SMALL COMPANY PORTFOLIO
       The Northern Trust Company
         Pension Plan                            2,121,542       21.92%
       Doe Run Resources Corporation
         Retirement Plan                           760,303        7.86%
       Kettering Foundation                        888,082        9.18%
       Global Industrial Technologies,
         Inc. Master Retirement Trust              521,249        5.39%

INTERNATIONAL EQUITY INDEX
       The Northern Trust Company
         Pension Plan                            1,178,522       25.52%
       NI Gas Savings Investment
         and Thrift Trust                          803,653       17.40%
       The Northern Trust Company
         Thrift Incentive Plan                     523,385       11.33%
       Fel-Pro Incorporated Employees
         Profit Sharing & Retirement Trust         850,756       18.42%

                                                   NUMBER      PERCENTAGE
                                                     OF        OUTSTANDING
                                                   SHARES        SHARES
                                                   ------        ------
       Lincoln Electric Company Master
         Retirement Trust                          702,025       15.20%

INTERNATIONAL GROWTH PORTFOLIO
       The Northern Trust Company
         Pension Plan                            1,466,965       14.84%
       First National Bank of
         North Dakota                              767,299        7.76%
       Global Industrial Technologies, Inc.
         Master Retirement Trust                   892,207        9.03%
       Tuthill Corporation Master
         Retirement Trust                          632,811        6.40%
       White Cap, Inc. Master
         Retirement Trust                          671,109        6.79%


                               OTHER INFORMATION

       The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

       Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern, NTQA and Goldman Sachs, brokerage fees and commissions, any portfolio losses, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolios, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, Servicing Fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses of industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

       The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% of more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

       STATEMENTS CONTAINED IN THE PROSPECTUS OR IN THIS ADDITIONAL STATEMENT AS TO THE CONTENTS OF ANY CONTRACT OR OTHER DOCUMENTS REFERRED TO ARE NOT NECESSARILY COMPLETE, AND IN EACH INSTANCE REFERENCE IS MADE TO THE COPY OF SUCH CONTRACT OR OTHER DOCUMENT FILED AS AN EXHIBIT TO THE REGISTRATION STATEMENT OF WHICH THE PROSPECTUS AND THIS ADDITIONAL STATEMENT FORM A PART, EACH SUCH STATEMENT BEING QUALIFIED IN ALL RESPECTS BY SUCH REFERENCE.

                              FINANCIAL STATEMENTS


The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1997 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained by writing to Goldman, Sachs & Co., Funds Group, 4900 Sears Tower, Chicago, Illinois 60606, or by calling Goldman Sachs toll-free at 800-621-2550.

                                   APPENDIX A

DESCRIPTION OF BOND RATINGS

The following summarizes the highest six ratings used by Standard & Poor's Ratings Group, Inc., a division of McGraw Hill ("S&P") for corporate and municipal debt:


     AAA: Debt rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


     AA: Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


     A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     BB AND B: Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B is more vulnerable to non-payment but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

S&P may attach the rating "r" to highlight derivative, hybrid and certain other obligations that S&P believes may experience high

                                      1-A
volatility or high variability in expected returns due to non-credit risks.

The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal long-term debt:

     AAA: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds that are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA AND B: Bonds that possess one of these ratings provide questionable protection of interest and principal. Ba indicates some speculative elements. B indicates a general lack of characteristics of desirable investment.

The foregoing ratings for corporate and municipal long-term debt are sometimes presented in parenthesis preceded with a "con", indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of some act or the fulfillment of some condition. The notation
(P) when applied to forward delivery bonds indicates that the rating is

                                      2-A
provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

The following summarizes the highest six ratings used by Duff & Phelps Credit Rating Co. ("D&P") for corporate and municipal long-term debt:

     AAA: Debt rated AAA is of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Debt rated AA is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds that are rated BBB have below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB AND B: Bonds that are rated BB or B are below investment grade. Bonds rated BB are deemed likely to meet obligations when due. Bonds rated B possess the risk that the obligations will not be met when due.

To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest six ratings used by Fitch IBCA, Inc. ("Fitch") for corporate and municipal bonds:


     AAA: Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is unlikely to be affected by reasonably foreseeable events.


     AA: Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+."

                                      3-A

     A: Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


     BBB: Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in economic conditions and circumstances, however, are more likely to impair this category.


     BB: Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


     B: Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

To provide more detailed indications of credit quality, the Fitch ratings "AA" and lower may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


DESCRIPTION OF MUNICIPAL NOTE RATINGS

The following summarizes the two highest ratings by S&P for short-term municipal notes:

     SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a "plus" (+) designation.

     SP-2:  Satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1: Obligations bearing these designations are of the best quality, enjoying strong protection by established

                                      4-A
     cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2: Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.


The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D&P uses the fixed-income ratings described above under "Description of Bond Ratings" for tax-exempt notes and other short-term obligations. Fitch uses the short-term ratings described below under "Description of Commercial Paper Ratings" for municipal notes.

DESCRIPTION OF COMMERCIAL PAPER RATINGS


Commercial paper rated A-1 by S&P indicates that the obligor's capacity to meet its financial commitment is strong. Those issues for which the obligor's capacity to meet its financial commitment on the obligation is extremely strong are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the obligor's capacity to meet its financial commitment on the obligation is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers or related supporting institutions rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                                      5-A

Issuers or related supporting institutions rated Prime-2 are considered to have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest ratings used by Fitch for short-term obligations:


     F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


     F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.


     F2 securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F1+ and F1 categories.

D&P uses the short-term ratings described above under "Description of Note Ratings" for commercial paper.

                                      6-A

                                   APPENDIX B

As stated in their Prospectus, the Portfolios may enter into futures transactions and options thereon. Such transactions are described more fully in this Appendix.

I.   INTEREST RATE FUTURES CONTRACTS

     Use of Interest Rate Futures Contracts.  Bond prices are established in
     --------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within three business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio could use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this could include the use of futures contract sales to protect against expected increases in interest rates and the use of futures contract purchases to offset the impact of interest rate declines.

     A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, through using futures contracts.

     Interest rate futures contracts can also be used by a portfolio for nonhedging (speculative) purposes to increase total return.

     Description of Interest Rate Futures Contracts.  An interest rate futures
     ----------------------------------------------
contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                                     1-B

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before a settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of a sale exceeds the price of the offsetting purchase, a Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, a Portfolio realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. A Portfolio may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  INDEX FUTURES CONTRACTS

     GENERAL. A stock or bond index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities included.

     A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                                     2-B

     In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES (INTERNATIONAL EQUITY INDEX AND INTERNATIONAL GROWTH PORTFOLIOS)

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio for hedging purposes in anticipation of fluctuations in exchange rates between the U.S. dollars and other currencies arising from multinational transactions.

IV.  MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Custodian or a sub-custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where

                                     3-B
the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Portfolio's adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.   RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the Portfolios. In connection with the use of futures for hedging purposes, the risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers. Conversely, the Portfolios may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers. It is also possible that, where a Portfolio had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

                                     4-B

     When futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Advisers may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will generally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements

                                     5-B
in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


     Successful use of futures by the Portfolios is also subject to the Investment Advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolios may have to sell securities at a time when they may be disadvantageous to do so.

     Futures purchased or sold by the International Growth and International Equity Portfolios (and related options) may be traded in foreign securities. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic

                                     6-B
exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of the International Growth Portfolio and International Equity Index Portfolio in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.  OPTIONS ON FUTURES CONTRACTS

     The Portfolios may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of any underlying instruments, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may, unlike futures contracts where the risk of loss is potentially unlimited, frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing

                                     7-B
of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. OTHER MATTERS

     Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                     8-B

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              THE BENCHMARK FUNDS
                                4900 Sears Tower
                            Chicago, Illinois 60606

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                       SHORT-INTERMEDIATE BOND PORTFOLIO
                         U.S. TREASURY INDEX PORTFOLIO
                                 BOND PORTFOLIO
                          INTERMEDIATE BOND PORTFOLIO
                          INTERNATIONAL BOND PORTFOLIO

This Statement of Additional Information (the "Additional Statement") dated April 1, 1998 is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus for the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios (the "Portfolios") of The Benchmark Funds (the "Prospectus") dated April 1, 1998. Copies of the Prospectus may be obtained without charge by calling Goldman, Sachs & Co. ("Goldman Sachs") toll-free at 1-800-621-2550 (outside Illinois) or by writing to the address stated above. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

                            -----------------------

                                     INDEX

                                                                            Page
                                                                            ----

ADDITIONAL INVESTMENT INFORMATION.........................................   B-3
  Investment Objectives and Policies......................................   B-3
  Investment Restrictions Applicable to the U.S. Government
  Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond,
  Intermediate Bond and International Bond Portfolios.....................  B-16

ADDITIONAL TRUST INFORMATION..............................................  B-20
  Trustees and Officers...................................................  B-20
  Investment Advisers, Transfer Agent and Custodian.......................  B-27
  Administrator and Distributor...........................................  B-35
  Shareholder Servicing Plan..............................................  B-38
  Counsel and Auditors....................................................  B-40
  In-Kind Purchases.......................................................  B-40

PERFORMANCE INFORMATION...................................................  B-41
TAXES.....................................................................  B-49
  General.................................................................  B-49
  Taxation of Certain Financial Instruments...............................  B-51
  Foreign Investors.......................................................  B-53
  Conclusion..............................................................  B-54

DESCRIPTION OF SHARES.....................................................  B-54

OTHER INFORMATION.........................................................  B-60

FINANCIAL STATEMENTS......................................................  B-61

APPENDIX A................................................................   1-A

APPENDIX B................................................................   1-B


No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE PORTFOLIOS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

ADDITIONAL INVESTMENT INFORMATION

Investment Objectives and Policies

The following supplements the investment objectives and policies of the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios (the "Portfolios") of The Benchmark Funds (the "Trust") as set forth in the Prospectus.

U.S. Government Obligations. Examples of other types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

Supranational Bank Obligations. Each Portfolio (other than the U.S. Treasury Index Portfolio) may invest in obligations of supranational banks.
Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

Stripped Securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Each Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, each Portfolio (other than the U.S. Treasury Index Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

To the extent consistent with its investment objectives, each Portfolio may purchase stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped.
SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

Asset-Backed Securities. The U.S. Government Securities Portfolio may purchase securities that are secured or backed by mortgages and issued by an agency of the U.S. Government, and the Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Foreign Securities. Unanticipated political or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to the Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Investors should understand that the expense ratio of the International Bond Portfolio can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When Northern anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the obligations held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, with respect to the International Bond Portfolio, Northern may purchase or sell forward foreign currency exchange contracts to seek to increase total return.

Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

Interest Rate Swaps, Floors and Caps and Currency Swaps. The Portfolios (other than the U.S. Treasury Index Portfolio) may enter into interest rate swaps, floors and caps for hedging purposes and not for speculation. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. A Portfolio will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Portfolios will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

The International Bond Portfolio may enter into currency swaps, which involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

Inasmuch as interest rate and currency swaps are entered into for good faith hedging purposes, the Trust and Northern believe that such transactions do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to interest rate or currency swaps will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be segregated.

The Portfolios will not enter into an interest rate or currency swap or interest rate floor or cap transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

Options. Each Portfolio may buy put options and call options and write covered call and secured put options. Such options may relate to particular securities, financial instruments, foreign currencies, foreign or domestic securities indices or (in the case of the International Bond Portfolio) the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange (an "Exchange") or issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities or instruments held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian, a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolios will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

With respect to yield curve options, a call (or put) option is covered if the International Bond Portfolio holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Portfolio's net liability under the two options. Therefore, the Portfolio's liability for such a covered option is generally limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Portfolio's obligation to sell a security or currency subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an Exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Contracts and Related Options. Each Portfolio may invest in futures contracts and interest rate futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

Securities Lending. Collateral for loans of portfolio securities made by a Portfolio may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and/or interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions. When a Portfolio purchases securities on a when-issued, delayed delivery or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Portfolio will segregate the portfolio securities themselves. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time Deposits and Bank Notes. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Some states have "depositor preference" laws that give depositors of their state chartered banks priority over holders of bank notes and other general creditors. In addition, the U.S. Congress has adopted legislation which creates a Federal "depositor preference" law providing the claims of certain creditors of an insured depository institution (including its depositors) with priority over the claims of that institution's unsecured creditors (including holders of its notes), in the event of that institution's insolvency or other resolution. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation to the extent of $100,000 per depositor.

A Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Variable and Floating Rate Instruments. With respect to variable and floating rate instruments that may be acquired by the Portfolios, The Northern Trust Company ("Northern") and Northern Trust Quantitative Advisors, Inc. ("NTQA" and, collectively with Northern, the "Investment Advisers") will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Investment Companies. With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities. A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, as are deemed creditworthy by the Investment Advisers under guidelines approved by the Trust's Board of Trustees. The repurchase price under the repurchase agreements will generally equal the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian (or subcustodian), in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

Reverse Repurchase Agreements. Each Portfolio may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

Risks Related to Lower-Rated Securities. While any investment carries some risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the markets for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in a portfolio of investments.

The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by the Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The rating assigned by a rating agency evaluates the safety of a lower-rated security's principal and interest payments, but does not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Advisers perform their own analysis of the issuers whose lower-rated securities the Portfolios hold. Because of this, the Portfolios' performance may depend more on their own credit analysis than in the case of mutual funds investing in higher-rated securities.

In selecting lower-rated securities, the Investment Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Advisers continuously monitor the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

Yields and Ratings. The yields on certain obligations, including the instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, Duff, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subject to the limitations stated in the Prospectus, if a Portfolio security undergoes a rating revision, a Portfolio may continue to hold the security if the Investment Adviser determines that retention is warranted.

Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment.

Investment Restrictions Applicable to the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios

The U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios are subject to the fundamental investment restrictions enumerated below which may be changed with respect to these particular Portfolios only by a vote of the holders of a majority of a Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

     (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements) except to secure permitted borrowings.

     (3) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

     (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, enter into futures contracts and related options, and enter into forward currency contracts in accordance with its investment objective and policies.

     (5) Invest in companies for the purpose of exercising control.

     (6) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

     (7) Write puts, calls or combinations thereof, except for transactions in options on securities, financial instruments, currencies and indices of securities (and in the case of the International Bond Portfolio, yield curve options); futures contracts; options on futures contracts; forward currency contracts; short sales of securities against the box; interest rate swaps (and in the case of the International Bond Portfolio, currency swaps); and pair-off transactions (except in the case of the International Bond Portfolio).

     (8) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry.

For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (9) Borrow money (other than pursuant to reverse repurchase agreements), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Trust to meet redemption requests when the liquidation of Portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.

     (10) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may
(a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and
(b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

In addition, with respect to the U.S. Government Securities, Short-Intermediate, U.S. Treasury Index, Bond and Intermediate Bond Portfolios:

     (11) The Portfolio may not make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act, provided that this restriction does not apply to the International Bond Portfolio.

In applying the restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

Except to the extent otherwise provided in Investment Restriction No. 8 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Standard Industrial Classification Manual (except that the International Bond Portfolio will use the Morgan Stanley Capital International industry classification titles).
Securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Additional Statement and in the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Restrictions.

In addition, as a matter of fundamental policy, the International Bond Portfolio will not issue senior securities except as stated in the Prospectus or this Additional Statement.

As a non-fundamental investment restriction, the International Bond Portfolio may not, at the end of any tax quarter, hold more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of the Portfolio may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government).
As a non-fundamental investment restriction that can be changed without shareholder approval, the International Bond Portfolio may not, at the end of any tax quarter, invest more than 5% of the total value of its assets in the securities of any one issuer (except U.S. Government securities), except that up to 50% of the total value of the Portfolio's assets may be invested in any securities without regard to this 5% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except U.S. Government securities).

Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

                          ADDITIONAL TRUST INFORMATION

Trustees and Officers

Information pertaining to the Trustees and officers of the Trust is set forth below.

Name, Age                     Positions    Principal Occupation(s)
and Address                  with Trust      During Past 5 Years
-----------                  ----------    -----------------------

William H. Springer, 68      Chairman      Vice Chairman of Ameritech
701 Morningside Drive        and           (a telecommunications
Lake Forest, IL  60045       Trustee       holding company), from February 1987
                                           to retirement in August 1992; Vice
                                           Chairman, Chief Financial and
                                           Administrative Officer of Ameritech
                                           prior to 1987; Director, Walgreen Co.
                                           (a retail drug store business); and
                                           Director of Baker, Fentress & Co. (a
                                           closed-end, non-diversified
                                           management investment company) from
                                           April 1992 to present; Trustee,
                                           Goldman Sachs Trust from 1989 to
                                           present.

Richard Gordon Cline, 62     Trustee       Chairman, Hussman International
4200 Commerce Court                        Inc. (commercial refrigeration
Suite 300                                  company) since January 1998;
Lisle, IL  60532                           Chairman, Hawthorne Investors, Inc.
                                           (a management advisory services and
                                           private investment company) since
                                           January 1996; Chairman and CEO of
                                           NICOR Inc. (a diversified public
                                           utility holding company) from 1986 to
                                           1995, and President, 1992-1993;
                                           Director: Whitman Corporation (a
                                           diversified holding company); Kmart
                                           Corporation (a retailing company);
                                           Ryerson Tull, Inc. (a metals
                                           distribution company); and University
                                           of Illinois Foundation.

Edward J. Condon, Jr., 57    Trustee       Chairman of The Paradigm
Sears Tower, Suite 9650                    Group, Ltd. (a financial
233 S. Wacker Drive                        advisor) since July 1993;
Chicago, IL 60606                          Vice President and Treasurer of
                                           Sears, Roebuck and Co. (a

Name, Age                    Positions     Principal Occupation(s)
and Address                  with Trust      During Past 5 Years
-----------                  ----------    -----------------------

                                           retail corporation) from February
                                           1989 to July 1993; within the last
                                           five years he has served as a
                                           Director of: Sears Roebuck Acceptance
                                           Corp.; Discover Credit Corp.; Sears
                                           Receivables Financing Group, Inc.;
                                           Sears Credit Corp.; and Sears
                                           Overseas Finance N.V.; Member of the
                                           Board of Managers of The Liberty
                                           Hampshire Company, LLC; Vice Chairman
                                           and Director of Energenics LLC;
                                           Director of University Eldercare,
                                           Inc.; Director of the Girl Scouts of
                                           Chicago; and Trustee of Dominican
                                           University.


John W. English, 64          Trustee       Private Investor;  Vice President
50-H New England Avenue                    and Chief Investment Officer of
P.O. Box 640                               The Ford Foundation
Summit, NJ  07902-0640                     (a charitable trust) from 1981 until
                                           1993; Trustee: The China Fund, Inc.;
                                           Retail Property Trust; Sierra Trust;
                                           American Red Cross in Greater New
                                           York; Mote Marine Laboratory; and
                                           United Board for Christian Higher
                                           Education in Asia. Director:
                                           University of Iowa Foundation;
                                           Blanton-Peale Institutes of Religion
                                           and Health; Community Foundation of
                                           Sarasota County; Duke Management
                                           Company; and John Ringling Centre
                                           Foundation.

Sandra Polk Guthman, 53      Trustee       President and CEO of Polk
420 N. Wabash Avenue                       Bros. Foundation (an Illinois
Suite 204                                  not-for-profit corporation)
Chicago, IL  60611                         from 1993 to present; Director of
                                           Business Transformation from
                                           1992-1993, and Midwestern Director of
                                           Marketing from 1988-1992, IBM
                                           Corporation; Director: MBIA Insurance

Name, Age                     Positions    Principal Occupation(s)
and Address                  with Trust      During Past 5 Years
-----------                  ----------    -----------------------

                                           Corporation of Illinois (bank holding
                                           company) since 1994 and Avondale
                                           Financial Corporation (a stock
                                           savings and loan holding company)
                                           since 1995.

Frederick T. Kelsey, 70      Trustee       Consultant to Goldman Sachs
4010 Arbor Lane, #102                      from December 1985 through
Northfield, IL  60093                      February 1988; Director of Goldman
                                           Sachs Funds Group and Vice President
                                           of Goldman Sachs from May 1981 until
                                           his retirement in November 1985;
                                           President and Treasurer of the Trust
                                           and other investment companies
                                           affiliated with Goldman Sachs through
                                           August 1985; President from 1983 to
                                           1985, and Trustee from 1983 to 1984,
                                           Trustee, various management
                                           investment companies affiliated with
                                           Zurich Kemper Investments.

Richard P. Strubel, 58       Trustee       Managing Director, Tandem Partners,
70 West Madison St                         Inc. (a privately held management
Suite 1400                                 services firm) since 1990; President
Chicago, IL  60602                         and Chief Executive Officer,
                                           Microdot, Inc. (a privately held
                                           manufacturing firm) from 1984 to
                                           1994; Trustee, GoldmanSachs Trust
                                           from 1987 to present; Director of
                                           Kaynar Technologies, Inc. (a leading
                                           manufacturer of aircraft fasteners);
                                           Trustee of the University of Chicago;
                                           Director of Children's Memorial
                                           Medical Center.

Frank E. Polefrone, 41       President     Director of Financial Institutions
4900 Sears Tower                           sales and marketing of Goldman Sachs
Chicago, IL  60606                         Asset Management ("GSAM") since March
                                           1997; Marketing/Products Development
                                           of Federated

Name, Age                     Positions    Principal Occupation(s)
and Address                  with Trust      During Past 5 Years
-----------                  ----------    -----------------------

                                           Investors from August 1982
                                           through December 1996.

James A. Fitzpatrick, 38     Vice          Vice President, GSAM (since
4900 Sears Tower             President     April 1997); Vice President
Chicago, IL  60606                         and General Manager, First Data
                                           Corporation - Investor Services
                                           Group prior thereto.

John W. Mosior, 58           Vice          Vice President, Goldman
4900 Sears Tower             President     Sachs; Manager, Shareholder
Chicago, IL  60606                         Servicing of GSAM (since
                                           November 1989).

Nancy L. Mucker, 47          Vice          Vice President, Goldman Sachs
4900 Sears Tower             President     (since April 1985); Manager,
Chicago, IL  60606                         Shareholder Servicing of GSAM
                                           (since November 1989).

Scott M. Gilman, 37          Treasurer     Director, Mutual Funds
One New York Plaza                         Administration of GSAM
New York, NY  10004                        (since April 1994); Assistant
                                           Treasurer of Goldman Sachs Funds
                                           Management, Inc. (since March 1993);
                                           Vice President, Goldman Sachs (since
                                           March 1990).

John Perlowski, 32           Assistant     Vice President, Goldman
One New York Plaza           Treasurer     Sachs (since July 1995);
New York, NY  10004                        Director, Investors Bank and Trust
                                           Company (November 1993 to July 1995);
                                           Audit Manager of Arthur Andersen, LLP
                                           (prior thereto).

Michael J. Richman, 36       Secretary     Assoc. General Counsel of
85 Broad Street                            GSAM (since February 1994);
New York, NY  10004                        Vice President and Assistant General
                                           Counsel of Goldman Sachs (since June
                                           1992); Counsel to the Funds Group of
                                           GSAM (since June 1992); Partner of
                                           Hale and Dorr from September 1991 to
                                           June 1992.

Name, Age                     Positions    Principal Occupation(s)
and Address                  with Trust      During Past 5 Years
-----------                  ----------    -----------------------

Deborah A. Farrell, 26       Assistant     Legal Assistant, Goldman Sachs
85 Broad Street              Secretary     (since January 1994);
New York, NY  10004                        Formerly at Cleary, Gottlieb,
                                           Steen & Hamilton.

Steven E. Hartstein, 33      Assistant     Legal Products Analyst, Goldman Sachs
85 Broad Street              Secretary     (since June 1993); Funds Compliance
New York, NY  10004                        Officer, Citibank Global Asset
                                           Management (August 1991 to June
                                           1993).

Howard B. Surloff, 32        Assistant     Vice President & Assistant
85 Broad Street              Secretary     General Counsel of Goldman
New York, NY  10004                        Sachs (since November 1993 and
                                           May 1994, respectively); Counsel to
                                           the Funds Group, GSAM (since November
                                           1993); Associate of Shereff Friedman,
                                           Hoffman & Goodman, LLP prior thereto.

Valerie A. Zondorak, 31      Assistant     Vice President, Goldman Sachs (since
85 Broad Street              Secretary     March 1997); Counsel to the Funds
New York, NY  10004                        Group, GSAM (since March 1997);
                                           Associate of Shereff Friedman,
                                           Hoffman & Goodman, LLP (prior
                                           thereto).

Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with the Investment Advisers, Goldman Sachs and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Springer, Kelsey, Strubel, Mosior, Gilman, Richman, Surloff and Hartstein and Mmes. Farrell, Mucker, and Zondorak hold similar positions with one or more investment companies that are advised by Goldman Sachs. As a result of the responsibilities assumed by the Investment Advisers under the Advisory Agreement, Transfer Agency Agreements with the Trust, by Northern under its Custodian Agreement and Foreign Custody Agreement with the Trust and by Goldman Sachs under its Administration Agreement and Distribution Agreement with the Trust, the Trust itself requires no employees.

Each officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distribu tor.

Each Trustee earns a quarterly retainer of $6,250 and the Chairman of the Board earns a quarterly retainer of $9,375. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

In addition, the Trustees established an Audit Committee consisting of three members including a Chairman of the Committee. Each member earns a fee of $1,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,250.

Each Trustee will hold office for an indefinite term until the earliest of (1) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.

The Trust's officers do not receive fees from the Trust for services in such capacities, although Goldman Sachs, of which they are also officers, receives fees from the Trust for administrative services.

  The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1997:

                                               Pension or          Total
                                               Retirement       Compensation
                                                Benefits      from Registrant
                              Aggregate        Accrued as     and Fund Complex
                            Compensation        Part of           Paid to
Name of Trustee            from Registrant  Trust's Expenses      Trustees
-------------------------  ---------------  ----------------  ----------------

William H. Springer            $43,500          $    0            $43,500

Richard G. Cline ***
Edward J. Condon, Jr.          $31,000          $    0            $31,000

John W. English                $31,000          $    0            $31,000

James J. Gavin*                $34,000          $    0            $34,000

Sandra Polk Guthman ***

Frederick T. Kelsey            $35,000          $2,863**          $37,863

Richard P. Strubel             $39,000          $    0            $39,000


*    Retired as of November 30, 1997.
**   Interest from deferred compensation.
*** Mr. Cline and Ms. Guthman were elected as Trustees of the Trust in September 1997.

Investment Advisers, Transfer Agent and Custodian

Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. NTQA, also a wholly-owned subsidiary of Northern Trust Corporation, serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of December 31, 1997, the Investment Advisers and their affiliates had approximately $196 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations other investment companies and individuals.

Subject to the general supervision of the Board of Trustees, the Investment Advisers make decisions with respect to and places orders for all purchases and sales of portfolio securities for each Portfolio. The Advisory Agreements with the Trust provide that in selecting brokers or dealers to place orders for transactions the Investment Advisers shall attempt to obtain best net price and execution or, with respect to the International Bond and Intermediate Bond Portfolios, their best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Portfolios and/or other accounts over which the Investment Advisers or an affiliate of Northern exercise investment discretion. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign securities exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Portfolios' interests.

On occasions when the Investment Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which the Investment Advisers act as adviser), the Agreements provide that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreements permit the Investment Advisers, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of their opinion of the reliability and quality of such broker or dealer.

The Advisory Agreements provide that the Investment Advisers may render similar services to others so long as its services under such Agreements are not impaired thereby. The Advisory Agreements also provide that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, Northern has undertaken to perform some or all of the following services: (1) establish and maintain an omnibus account in the name of each Institution; (2) process purchase orders and redemption requests from an Institution, furnish confirmations and disburse redemption proceeds; (3) act as the income disbursing agent of the Trust; (4) answer inquiries from Institutions; (5) provide periodic statements of account to each Institution;
(6) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (7) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (8) preserve all records; and (9) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, Northern has also undertaken to perform some or all of the following services: (1) establish and maintain separate accounts in the name of the investors; (2) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (3) disburse redemption proceeds; (4) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (5) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (6) provide periodic statements of account; (7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions);
(8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors; (10) furnish the Trust all pertinent Blue Sky information; (11) perform all required tax withholding; (12) preserve records; and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by Northern under the Transfer Agency Agreement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, payable monthly, at an annual rate of .01%,
 .05%, .10% and .15% of the average daily net asset value of the Class A, B, C and D Shares, respectively, in the Portfolios.

Under its Custodian Agreement (and in the case of the International Bond Portfolio its Foreign Custody Agreement) with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by Northern under the Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between Northern and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that Northern shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; or (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under either Agreement. Northern has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios' foreign securities.

As compensation for the services rendered to the Trust by Northern as custodian to the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond and Intermediate Bond Portfolios, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Bond Portfolio, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $35,000 annually for the International Bond Portfolio, plus (ii) 9/100th of 1% annually of the Portfolio's average daily net assets, plus (iii) reimbursement for fees incurred by Northern as foreign Custodian for telephone, postage, courier fees, office supplies and duplicating.

Northern's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

Unless sooner terminated, the Advisory Agreements, the Custodian Agreement (or in the case of the International Bond Portfolio the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern or NTQA and by Northern or NTQA on 60 days' written notice to the Trust.

Prior to April 1, 1998, Northern served as investment adviser to the U.S. Treasury Index Portfolio on the same terms as those described above. For the fiscal periods ended November 30 as indicated, the amount of the Advisory Fee incurred by each Portfolio (after fee waivers) was as follows:

                                       1997       1996       1995
                                     --------   --------   --------

U.S. Government Securities
Portfolio (1)                        $          $219,457   $ 77,685
Short-Intermediate Bond
Portfolio (2)                        $          $421,548   $305,155
U.S. Treasury Index Portfolio (2)    $          $ 26,172   $ 49,400
Bond Portfolio (2)                   $          $830,217   $663,400
Intermediate Bond Portfolio (3)                      N/A        N/A
International Bond Portfolio (4)     $          $224,098   $224,564

______________
(1)  Commenced investment operations on April 5, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on July 31, 1997.
(4)  Commenced investment operations on March 28, 1994.

For the same fiscal periods ended November 30 as indicated, Northern waived advisory fees as follows:


                                        1997        1996       1995
                                     ----------  ----------  --------

U.S. Government Securities
Portfolio (1)                        $  300,491  $  307,297  $108,759
Short-Intermediate Bond
Portfolio (2)                        $  600,427  $  589,702  $427,217
U.S. Treasury Index Portfolio (2)    $   73,133  $   43,719  $ 82,333
Bond Portfolio (2)                   $1,520,709  $1,162,601  $928,746
Intermediate Bond Portfolio(3)       $   12,240         N/A       N/A
International Bond Portfolio (4)     $   57,422  $   63,958  $ 64,150
--------------

(1)  Commenced investment operations on April 5, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investments operations on July 31, 1997.
(4)  Commenced investment operations on March 28, 1994.

For the fiscal periods ended November 30 as indicated, the amount of the Transfer Agency Fee incurred by each Portfolio was as follows:

                                      1997     1996     1995
                                     -------  -------  -------

U.S. Government Securities
Portfolio (1)                        $12,116  $12,058  $ 3,163
Short-Intermediate Bond
Portfolio (2)                        $17,908  $16,929  $12,216
U.S. Treasury Index Portfolio (2)    $ 4,802  $ 2,414  $ 3,366
Bond Portfolio (2)                   $74,971  $39,420  $28,014
Intermediate Bond Portfolio(3)       $   347      N/A      N/A
International Bond Portfolio (4)     $ 2,957  $ 3,220  $ 3,209
--------------

(1)  Commenced investment operations on April 5, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on July 31, 1997.
(4)  Commenced investment operations on March 28, 1994.

For the fiscal periods ended November 30 as indicated, the amount of the Custodian Fee (and, in the case of the International Bond Portfolio, the Foreign Custodian Fee) incurred by each Portfolio was as follows:


                                      1997     1996     1995
                                     -------  -------  -------

U.S. Government Securities
Portfolio (1)                        $21,469  $19,709  $23,744
Short-Intermediate Bond
Portfolio (2)                        $29,972  $28,060  $24,834
U.S. Treasury Index Portfolio (2)    $21,465  $20,242  $22,734
Bond Portfolio (2)                   $48,245  $46,249  $35,344
Intermediate Bond Portfolio(3)       $ 7,200      N/A      N/A
International Bond Portfolio (4)     $67,525  $67,555  $46,838
--------------

(1)  Commenced investment operations on April 5, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on July 31, 1997.
(4)  Commenced investment operations on March 28, 1994.

Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern and NTQA believe that they may perform the services contemplated by their agreements with the Trust without violation of such banking laws or regulations, which are applicable to them. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern and NTQA from continuing to perform such services for the Trust.

Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern and NTQA in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Northern and NTQA and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Portfolio or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Northern and its affiliates would consider the possibility of offering to perform some or all of the services now provided by Goldman Sachs. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern and its affiliates might offer to provide services for consideration by the Trustees.

Goldman Sachs is also an active investor, dealer and/or underwriter in many types of stocks, bonds and other instruments. Its activities in this regard could have some effect on the market for those instruments which the Portfolios acquire, hold or sell.

In the Advisory Agreements, the Investment Advisers agree that the name "The Benchmark" may be used in connection with the Trust's business on a royalty-free basis. Northern has reserved to itself the right to grant the non-exclusive right to use the name "The Benchmark" to any other person. The Advisory Agreements provide that at such time as the Agreements are no longer in effect, the Trust will cease using the name "The Benchmark." (This undertaking by the Trust may be subject to certain legal limitations.)

Portfolio Transactions

To the extent that a Portfolio effects brokerage transactions with Goldman Sachs or any broker-dealer affiliated directly or indirectly with the Investment Advisers, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio. For the past three fiscal years, none of the Portfolios paid brokerage commissions.

During the fiscal year ended November 30, 1997, the Short-Intermediate Bond Portfolio acquired and sold securities of Societe Generale Securities Corporation, Banque Paribas and Donaldson, Lufkin & Jenrette Securities, Inc., each a regular broker/dealer.

At November 30, 1997, the Short-Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Salomon Brothers, Inc., with an approximate aggregate value of $4,993,000; and Donaldson, Lufkin & Jenrette Securities, Inc., with an approximate aggregate market value of $2,865,000.

During the fiscal year ended November 30, 1997, the Bond Portfolio acquired and sold securities of Donaldson, Lufkin & Jenrette Securities, Inc., a regular broker/dealer. At November 30, 1997, the Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Donaldson, Lufkin & Jenrette Securities, Inc., with an approximate aggregate market value of $5,256,000.

During the fiscal year ended November 30, 1997, the Intermediate Bond Portfolio acquired and sold securities of Societe Generale Securities Corporation a regular broker/dealer. During the fiscal year ended November 30, 1997 the International Bond Portfolio acquired and sold securities of Banque Brussels Lambert, Banque Paribas and Societe Generale Securities Corporation, each a regular broker/dealer.

Administrator and Distributor

Under its Administration Agreement with the Trust, Goldman Sachs, subject to the general supervision of the Trust's Board of Trustees, acts as the Trust's Administrator. In this capacity, Goldman Sachs (1) provides supervision of certain aspects of the Trust's non-investment advisory operations (the parties giving recognition to the fact that certain of such operations are performed by Northern pursuant to the Trust's agreements with Northern), (2) provides the Trust, to the extent not provided pursuant to such agreements, with such personnel as are reasonably necessary for the conduct of the Trust's affairs,
(3) arranges, to the extent not provided pursuant to such agreements, for the preparation at the Trust's expense of its tax returns, reports to shareholders, periodic updating of the prospectuses issued by the Trust, and reports filed with the SEC and other regulatory authorities (including qualification under state securities or Blue Sky laws of the Trust's shares), and (4) provides the Trust, to the extent not provided pursuant to such agreements, with adequate office space and equipment and certain related services in Chicago.

For the fiscal periods ended November 30 as indicated, Goldman Sachs received fees under the Administration Agreement (after fee waivers) in the amount of:

                                       1997      1996      1995
                                     --------  --------  --------

U.S. Government Securities
Portfolio (1)                        $ 85,832  $ 87,782  $ 31,074
Short-Intermediate Bond
Portfolio (2)                        $171,514  $168,616  $122,062
U.S. Treasury Index Portfolio (2)    $ 29,247  $ 17,448  $ 32,933
Bond Portfolio (2)                   $434,400  $332,084  $265,356
Intermediate Bond Portfolio (3)      $  3,470       N/A       N/A
International Bond Portfolio (4)     $ 36,801  $ 32,014  $ 32,075
--------------

(1)  Commenced investment operations on April 5, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on July 31, 1997.
(4)  Commenced investment operations on March 28, 1994.

For the fiscal periods ended November 30 as indicated and prior to May 1, 1997, Goldman Sachs voluntarily agreed to waive a portion of its Administration Fee for each Portfolio then in existence resulting in an effective fee of .10% of the average daily net assets for each Portfolio. The effect of these waivers by Goldman Sachs was to reduce Administration Fees by the following amounts:

                                       1997     1996      1995
                                     -------  --------  --------
U.S. Government Securities
Portfolio (1)                        $52,820  $131,975  $ 46,611
Short-Intermediate Bond
Portfolio (2)                        $72,454  $185,161  $161,031
U.S. Treasury Index Portfolio (2)    $17,382  $ 26,353  $ 49,400
Bond Portfolio (2)                   $95,064  $243,306  $232,678
Intermediate Bond Portfolio (3)          N/A       N/A       N/A
International Bond Portfolio (4)     $18,779  $ 48,221  $ 48,112
--------------

(1)  Commenced investment operations on April 5, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on July 31, 1997.
(4)  Commenced investment operations on March 28, 1994.

In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceed a specified amount ($1 million for the Trust's first twelve invest ment portfolios plus $50,000 for each additional portfolio) during the current fiscal year, Goldman Sachs will waive a portion of its administration fees during the following fiscal year. This undertaking may be terminated by Goldman Sachs at any time without the consent of the Trust or the shareholders. There have been no waivers pursuant to this agreement during the last three fiscal periods.

Goldman Sachs has agreed for the current fiscal year to reimburse each Portfolio for all expenses (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agent fees, servicing fees and extraordinary expenses) which exceed on an annualized basis .25% of the International Bond Portfolio's average daily net assets and .10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking is contractual with respect to all Portfolios. The effect of these reimbursements by Goldman Sachs for the fiscal periods ended November 30 as indicated, were to reduce the expenses of each Portfolio by:

                                       1997      1996      1995
                                     --------  --------  --------

U.S. Government Securities
Portfolio (1)                        $ 70,879  $ 68,799  $ 72,798
Short-Intermediate Bond
Portfolio (2)                        $103,948  $ 97,056  $ 87,069
U.S. Treasury Index Portfolio (2)    $ 71,652  $ 67,218  $ 76,730
Bond Portfolio (2)                   $165,969  $142,673  $112,995
Intermediate Bond Portfolio (3)      $ 54,096       N/A       N/A
International Bond Portfolio (4)     $ 82,249  $ 87,159  $ 52,493
--------------

(1)  Commenced investment operations on April 5, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on July 31, 1997.
(4)  Commenced investment operations on March 28, 1994.

Unless sooner terminated, the Administration Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the agreement is approved annually
(1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). The Administration Agreement is terminable at any time without penalty by the Trust (upon specified Trustee or shareholder action) on 60 days' written notice to Goldman Sachs and by Goldman Sachs on 60 days' written notice to the Trust. The Trust has entered into a Distribution Agreement under which Goldman Sachs, as agent, sells shares of each Portfolio on a continuous basis. Goldman Sachs pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to Goldman Sachs for such distribution services.

The Administration Agreement and the Distribution Agreement provide that Goldman Sachs may render similar services to others so long as its services under such Agreements are not impaired thereby. The Administration Agreement provides that the Trust will indemnify Goldman Sachs against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Administration Agreement and Distribution Agreement) or, in lieu thereof, contribute to resulting losses.

Shareholder Servicing Plan

As stated in the Portfolios' Prospectus, Institutions may enter into Servicing Agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than .10%, .15% and .25% (on an annualized basis) of the average daily net asset value of the Class B, C and D Shares, respectively, of the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios beneficially owned by such Customers or investors.

For the fiscal periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:


                                         1997     1996    1995
                                        -------  ------  ------

U.S. Government Securities Portfolio
     Class B                                N/A     N/A     N/A
     Class C (6)                        $ 5,225  $5,040     N/A
     Class D (1)                        $   710  $  452  $  978
Short-Intermediate Bond Portfolio
     Class B                                N/A     N/A     N/A
     Class C                                N/A     N/A     N/A
     Class D (2)                        $ 1,349  $  127  $   17
U.S. Treasury Index Portfolio
     Class B                                N/A     N/A     N/A
     Class C                                N/A     N/A     N/A
     Class D (3)                        $ 3,353  $1,198  $  130
Bond Portfolio
     Class B                                N/A     N/A     N/A
     Class C (4)                        $51,720  $6,686  $2,292
     Class D (2)                        $   887  $  397  $  181
Intermediate Bond Portfolio
     Class B                                N/A     N/A     N/A
     Class C                                N/A     N/A     N/A
     Class D                                N/A     N/A     N/A

International Bond Portfolio
     Class B                                N/A     N/A     N/A
     Class C                                N/A     N/A     N/A
     Class D (5)                            N/A  $   30     N/A

_________________
(1)  Class D Shares were issued on September 15, 1994.
(2)  Class D Shares were issued on September 14, 1994.
(3)  Class D Shares were issued on November 16, 1994.
(4)  Class C Shares were issued on July 3, 1995.
(5)  Class D Shares were issued on November 20, 1995.
(6)  Class C Shares were issued on December 29, 1995.

Services provided by or arranged to be provided by Institutions under their Servicing Agreements may include: (1) establishing and maintaining separate account records of Customers or other investors; (2) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (3) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (4) issuing confirmations to Customers or other investors in accordance with applicable law;
(5) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (6) processing dividend payments on behalf of Customers or other investors; (7) providing information periodically to Customers or other investors showing their positions in shares; (8) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Institutions; (9) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (10) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors; (11) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors;
(12) providing such office space, facilities and personnel as may be required to perform its services under the Servicing Agreements; (13) maintaining appropriate management reporting and statistical information; (14) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (15) developing and monitoring investment programs; and (16) providing such other similar services as the Trust may reasonably request to the extent the Institutions are permitted to do so under applicable statutes, rules and regulations.

The Trust's agreements with Institutions are governed by a Plan (called the "Shareholder Servicing Plan") which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Institutions and the purposes for which the expenditures were made. In addition, the arrangements with Institutions must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

The Board of Trustees has approved the arrangements with Institutions based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

Counsel and Auditors

Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to the Trust.

Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606-6301, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases

Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

                                 PERFORMANCE INFORMATION
Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                  T=(ERV) 1/n -1
                                    -----
                                      P
     Where:   T =    average annual total return;

              ERV =  ending redeemable value at the end of the applicable period
                     (or fractional portion thereof) of a hypothetical $1,000
                     payment made at the beginning of the 1, 5 or 10 year (or
                     other) period;
              P =    hypothetical initial payment of $1,000; and

              n = period covered by the computation, expressed in terms of years.

Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                                  T=[(ERV)] -1
                                    -----
                                      P


The calculations set forth below are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date and (2) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

The average annual total returns and aggregate total returns shown below for the Short-Intermediate Bond, U.S. Treasury Index and Bond

Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of a predecessor collective fund adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

Following commencement of operations of the Portfolios, Goldman Sachs reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of its administration fee for each Portfolio pursuant to the undertaking described above under "Additional Trust Information - Administrator and Distributor" and "-Investment Advisers, Transfer Agent and Custodian," and Northern waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without such fee waivers and expense reimbursements.

                                                         For Periods Ended November 30, 1997

                                   Average Annual Total Returns (%)                    Aggregate Total Returns (%)

                                                                 Since                                       Since
                                    1 Year  5 Year  10 year    Inception          1 Year  5 Year  10 Year  Inception
Bond/1/
Class A
  with fee waivers and
  expense reimbursements            81.17    8.48     9.73        -               8.17    50.23   153.08       -

  without fee waivers and            7.71    7.95     9.21        -               7.71    46.59   141.34       -
  expense reimbursements

Class C                              7.88    8.36     9.67        -               7.88    49.40   151.70       -
  with fee waivers and
  expense reimbursements

  without fee waivers and            7.42    7.83     9.14        -               7.42    45.78   139.79       -
  expense reimbursements

Class D
  with fee waivers and               7.74    8.21     9.59        -               7.74    48.37   149.87
  expense reimbursements

  without fee waivers and            7.28    7.68     9.07        -               7.28    44.77   138.26       -
  expense reimbursements

Intermediate Bond
Class A                                 -       -        -    inception              -                 -      1.17
  with fee waivers and                                         8/1/97
  expense reimbursements

  without fee waivers and                                     inception              -        -        -      0.52
  expense reimbursements                                       8/1/97

Short-Intermediate Bond/2/
Class A
  with fee waivers and               5.95    6.21     7.36        -               5.95    25.15   103.43       -
  expense reimbursements

  without fee waivers and            5.44    5.63     6.77        -               5.44    31.50    92.53       -
  expense reimbursements

                                                For Periods Ended November 30, 1997

                                Average Annual Total Returns (%)    Aggregate Total Returns (%)

                                                            Since                                Since
                                 1 Year  5 Year   10 year  Inception   1 Year  5 Year  10 Year  Inception
Class D
  with fee waivers and             5.54    5.94     7.22         -      5.54   33.44   100.80         -
  expense reimbursements

  without fee waivers and          5.04    5.34     6.62         -      5.04   29.71    89.83         -
  expense reimbursements

U.S. Treasury Index/3/
Class A
  with fee waivers and             7.44    7.25     8.74         -      7.44   41.90   131.15         -
  expense reimbursements

  without fee waivers and          6.81    6.59     8.07         -      6.81   37.59   117.30         -
  expense reimbursements

Class D
  with fee waivers and             7.03    7.00     8.62         -      7.03   40.26   128.61         -
  expense reimbursements

  without fee waivers and          6.40    6.34     7.94         -      6.40   35.98   114.70         -
  expense reimbursements

U.S. Government Securities/4/
Class A
  with fee waivers and             5.93       -        -      5.23      5.93       -        -     26.83
  expense reimbursements

  without fee waivers and
  expense reimbursements           5.38       -        -      4.54      5.38       -        -     22.99

Class C
  with fee waivers and             5.67       -        -      5.13      5.67       -        -     26.23
  expense reimbursements

  without fee waivers and          5.12       -        -      4.45      5.12       -        -     22.47
  expense reimbursements

                                                    For Periods Ended November 30, 1997

                                    Average Annual Total Returns (%)       Aggregate Total Returns (%)

                                                              Since                                Since
                                   1 Year  5 Year  10 year  Inception   1 Year  5 Year  10 Year  Inception

Class D
  with fee waivers and              5.52     -        -       15.06      5.52     -        -       25.12
  expense reimbursements

  without fee waivers and           4.95     -        -       4.24       4.95     -        -       21.33
  expense reimbursements

International Bond/5/
Class A
  with fee waivers and             -3.02     -        -       7.51      -3.02              -       30.55
  expense reimbursements

  without fee waivers and          -3.58     -        -       6.91      -3.58     -        -       27.89
  expense reimbursements

Class D
  with fee waivers and             -3.38     -        -       7.28      -3.38              -       29.55
  expense reimbursements

  without fee waivers and          -3.95     -        -       6.68      -3.95     -        -       26.88
  expense reimbursements

----------------------
1. For Class A, C and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance data from January 11, 1993 to July 3, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

2. For Class A and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance data from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

3. For Class A and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance data from January 11, 1993 to November 16, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. Performance data of the predecessor collective fund is shown from January 1, 1987, the date from which the predecessor fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

4. For Class C and D Shares, performance data prior to December 29, 1995 (commencement of Class C Shares), and September 15, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations April 5, 1993. Because fees and expenses of Class C and D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

5. For Class D Shares, performance data prior to November 20, 1995 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on March 28, 1994. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

The Portfolios' 30-day (or one month) standard yield described in the Prospectus is calculated for each class of the Portfolios in accordance with the method prescribed by the SEC for mutual funds:

                             Yield = 2[(ab+1) 6/1]
                                        --
                                        cd

       Where: a = dividends and interest earned by a Portfolio during the period;
                  b = expenses accrued for the period (net of reimbursements); c = average daily number of shares outstanding during the period entitled to receive dividends; and d = net asset value per share on the last day of the period.
For the 30-day period ended November 30, 1997, the annualized yields for the Class A, Class B, Class C and Class D Shares of the Portfolios were as follows:

                                     30-Day Yield
                                     -------------
U.S. Government Securities
  Portfolio
     Class A                             5.92%
     Class B                             N/A
     Class C                             5.65
     Class D                             5.50

Short-Intermediate Bond
  Portfolio
     Class A                             6.05
     Class B                             N/A
     Class C                             N/A
     Class D                             5.68

U.S. Treasury Index Portfolio
     Class A                             5.79
     Class B                             N/A
     Class C                             N/A
     Class D                             5.40

Bond Portfolio
     Class A                             6.01
     Class B                             N/A
     Class C                             5.77
     Class D                             5.63



Intermediate Bond Portfolio
     Class A                                             6.06
     Class B                                              N/A
     Class C                                              N/A
     Class D                                              N/A

International Bond Portfolio
     Class A                                             4.527
     Class B                                              N/A
     Class C                                              N/A
     Class D                                             3.88


The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Investment Advisers, Transfer Agent and Custodian" and "Administrator and Distributor" under "Additional Trust Information." In the absence of such fee reductions and expense limitations, the annualized 30-day yields of each Portfolio with respect to Class A, Class B, Class C and Class D Shares would have been as follows:

                                                     30-Day Yield
                                                     ------------

U.S. Government Securities
  Portfolio
     Class A                                             5.85
     Class B                                              N/A
     Class C                                             5.58
     Class D                                             5.43

Short-Intermediate Bond Portfolio
     Class A                                             5.95
     Class B                                              N/A
     Class C                                              N/A
     Class D                                             5.58

U.S. Treasury Index Portfolio
     Class A                                             5.5
     Class B                                              N/A
     Class C                                              N/A
     Class D                                             5.15

Bond Portfolio
     Class A                                             5.9
     Class B                                              N/A
     Class C                                             5.70
     Class D                                             5.56



Intermediate Bond Portfolio
     Class A                                             4.30
     Class B                                              N/A
     Class C                                              N/A
     Class D                                              N/A

International Bond Portfolio
     Class A                                             3.9
     Class B                                              N/A
     Class C                                              N/A
     Class D                                             3.58

The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.
Because of the different Servicing Fees and transfer agency fees payable with respect to Class A, B, C and D Shares in a Portfolio, performance quotations for shares of Class B, C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

                                     TAXES

The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

                                    General

Each Portfolio will elect to be taxed separately as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

Each Portfolio intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain (20% or 28% rate gain, as applicable), regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the capital gain dividends the shareholder has received with respect to such shares. It is not expected that any distributions will qualify for the dividends received deduction for corporations.

Ordinary income of individuals is taxable at a nominal maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. The maximum tax rate on capital gains for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but not longer than 18 months, the maximum tax rate on capital gains is 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a nominal maximum rate of 35%.

If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income, to the extent of such Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

The Trust will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

Taxation of Certain Financial Instruments

Special rules govern the Federal income tax treatment of financial instruments that may be held by the Portfolios. These rules may have a particular impact on the amount of income or gain that a Portfolio must distribute to its respective shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement described above.

Generally, futures contracts, options on futures contracts and certain foreign currency contracts held by a Portfolio (collectively, the "Instruments") at the close of its taxable year are treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Portfolio has held the Instruments ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell related options and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolios, are subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed.
Notwithstanding the rules described above, with respect to futures contracts which are part of a "mixed straddle" to sell related options and certain foreign currency contracts which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the rules of Section 1256 of the Code including "the 40%-60% rule" and the mark-to-market on gains and losses being treated for Federal income tax purposes as sold on the last business day of each Portfolio's taxable year, but gains and losses will be subject to such wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, each Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or
(2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40%-60% rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

Certain foreign currency contracts entered into by a Portfolio may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts.
As of the date of this Additional Statement, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Portfolio may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some of the non-U.S. dollar denominated investments that the Portfolios may make, such as foreign debt securities and foreign currency contracts, may be subject to provisions of the Code which govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Portfolios which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

Foreign Investors

Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net interest income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends, provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

Conclusion

The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

                             DESCRIPTION OF SHARES

The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios.
The Trust may hereafter create series in addition to the Trust's eighteen existing series, which represent interests in the Trust's eighteen respective portfolios, six of which are described in this Additional Statement. The Trust Agreement further permits the Board of Trustees to classify or reclassify any unissued shares into additional series or classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in four separate classes of shares in each of its non-money market portfolios: Class A, B, C and D Shares. Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "Investing-Redemption of Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

The Trust is not required to hold annual meetings of Shareholders and does not intend to hold such meetings. In the event that a meeting of Shareholders is held, each Share of the Trust will be entitled, as determined by the Trustees without the vote or consent of Shareholders, either to one vote for each Share or to one vote for each dollar of net asset value represented by such Shares on all matters presented to Shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of Shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the Shares entitled to vote at such meeting. The Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

The Trust Agreement authorizes the Trustees, without Shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without Shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the Shareholders of any class into one or more separate groups and to provide for the different treatment of Shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of Shareholders that are so classified.

The Trust Agreement permits the Trustees to amend the Trust Agreement without a Shareholder vote. However, Shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of Shareholders; (ii) that is required by law to be approved by Shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to Shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected Shareholders at a meeting of Shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without Shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its Shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a Shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) Shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding Shares of the Trust, or 10% of the outstanding Shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a Shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's Shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees (a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

As of March 11, 1998, substantially all of the Portfolios' outstanding shares were held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, the Trust's Trustees and officers owned beneficially less than 1% of the outstanding shares of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle,

Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the following Portfolios as of March 11, 1998:

                                                Number    Percentage
                                               of Shares   of Shares
                                               ---------  ----------
International Bond Portfolio
  The Northern Trust Company Pension Plan         857,716    66.54%
  Doe Run Resources Corporation
    Retirement Plan                                178,38    13.84%

U.S. Treasury Index Portfolio
  Moody Bible Institute/General                   273,208    26.74%
  Accreditation Council for Graduate               75,948
    Medical Education                                         7.43%
  Hubbell D.C. Trust                               62,575     6.12%
  Herget National Bank                            113,819    11.14%
  Old Second National Bank                         81,498     7.98%

Short-Intermediate Bond Portfolio
  Local 393 Health & Welfare Trust                573,299     5.94%

Bond Portfolio
  The Northern Trust Company Pension Plan       2,001,544     7.83%
  The Northern Trust Company Thrift
    Incentive Plan                              1,716,741     6.72%
  Phycor, Inc. Savings and Profit Sharing
    Plan                                        2,084,258     8.16%

U.S. Government Securities Portfolio
  Electrical Insurance Trust
    Supplemental Unemployment Benefit Fund        560,802    23.50%
  Sheet Metal Workers Locas 265 Health &
    Welfare Plan                                  420,239    17.61%
  Mafco Rabbi                                     371,199    15.55%
  Illinois State Painters Welfare Fund            238,243     9.98%
  Jordan Industries, Inc.                         152,250     6.38%
  La Porte, The Retirement Plus Plan              161,104     6.75%

Intermediate Bond Portfolio
  Illinois Masonic Medical Center
    Restricted Investment Fund                    299,816    37.93%
  Illinois Masonic Medical Center Board
    Designated Capital Fund                       180,761    22.87%
  Illinois Masonic Medical Center William
    Barr Pavilion Funded Depreciation Fund        116,203    14.70%
  Illinois Masonic Medical Center Special
    Account - Northern Trust                       61,174     7.74%
  Fed-Pro Incorporated Employees Profit
    Sharing and Retirement Trust                   49,057     6.21%

                               OTHER INFORMATION

The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern, NTQA and Goldman Sachs, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, Servicing Fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses of industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                             FINANCIAL STATEMENTS

The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1997 (the "Annual Report") are hereby incorporated herein by reference. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein and attached hereto. Copies of the Annual Report may be obtained by writing to Goldman, Sachs & Co., Funds Group, 4900 Sears Tower, Chicago, IL 60606, or by calling Goldman Sachs toll-free at 800-621-2550.

                                  APPENDIX A

Description of Bond Ratings

The following summarizes the highest six ratings used by Standard & Poor's Ratings Group, Inc., a division of McGraw Hill ("S&P") for corporate and municipal debt:

     AAA: Debt rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it's financial commitment on the obligation.

     BB and B: Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B is more vulnerable to non-payment but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

S&P may attach the rating "r" to highlight derivative, hybrid and certain other obligations that S&P believes may experience high

                                      1-A
volatility or high variability in expected returns due to non-credit risks.

The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal long-term debt:

     Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba and B: Bonds that possess one of these ratings provide questionable protection of interest and principal. Ba indicates some speculative elements. B indicates a general lack of characteristics of desirable investment.


The foregoing ratings for corporate and municipal long-term debt are sometimes presented in parenthesis preceded with a "con", indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of some act or the fulfillment of some condition. The notation
(P) when applied to forward delivery bonds indicates that the rating is


                                      2-A
provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

The following summarizes the highest six ratings used by Duff & Phelps Credit Rating Co. ("D&P") for corporate and municipal long-term debt:

     AAA: Debt rated AAA is of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Debt rated AA is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds that are rated BBB have below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB and B: Bonds that are rated BB or B are below investment grade. Bonds rated BB are deemed likely to meet obligations when due. Bonds rated B possess the risk that the obligations will not be met when due.

To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest six ratings used by Fitch IBCA, Inc. ("Fitch") for corporate and municipal bonds:

     AAA: Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. Because bonds related in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+."


                                      3-A

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in economic conditions and circumstances, however, are more likely to impair this category.

     BB: Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

To provide more detailed indications of credit quality, the Fitch ratings "AA" and lower may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Description of Municipal Note Ratings

The following summarizes the two highest ratings by S&P for short-term municipal notes:

     SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a "plus" (+) designation.

     SP-2:  Satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1: Obligations bearing these designations are of the best quality, enjoying strong protection by established

                                      4-A
     cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2: Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D&P uses the fixed-income ratings described above under "Description of Bond Ratings" for tax-exempt notes and other short-term obligations. Fitch uses the short-term ratings described below under "Description of Commercial Paper Ratings" for municipal notes.

Description of Commercial Paper Ratings

Commercial paper rated A-1 by S&P indicates that the obligor's capacity to meet its financial commitment is strong. Those issues for which the obligor's capacity to meet its financial commitment on the obligation is extremely strong are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the obligor's capacity to meet its financial commitment on the obligation is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers or related supporting institutions rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                                      5-A

Issuers or related supporting institutions rated Prime-2 are considered to have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The following summarizes the highest ratings used by Fitch for short-term obligations:

     F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.

     F2 securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F1+ and F1 categories.

     D&P uses the short-term ratings described above under "Description of Note Ratings" for commercial paper.

                                      6-A

                                   APPENDIX B

As stated in their Prospectus, the Portfolios may enter into futures transactions and options thereon. Such transactions are described more fully in this Appendix.

I.  Interest Rate Futures Contracts

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within three business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio could use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this could include the use of futures contract sales to protect against expected increases in interest rates and the use of futures contract purchases to offset the impact of interest rate declines.

     A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, through using futures contracts.

     Interest rate futures contracts can also be used by a Portfolio for nonhedging (speculative) purposes to increase total return.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                                      1-B

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before a settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of a sale exceeds the price of the offsetting purchase, a Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, a Portfolio realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the -New York Futures Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. A Portfolio may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Index Futures Contracts

III. General. A bond index assigns relative values to the bonds included in the index which fluctuates with changes in the market values of the bonds included.

     A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                                      2-B

     In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes, to increase total return.

III. Futures Contracts on Foreign Currencies (International Bond Portfolio)

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio for hedging purposes in anticipation of fluctuations in exchange rates between the U.S. dollars and other currencies arising from multinational transactions.

     The International Bond Portfolio may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV.  Margin Payments

     Unlike purchases, or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Custodian or a sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular

                                      3-B

Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Portfolio's adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts

     There are several risks in connection with the use of futures by the Portfolios. In connection with the use of futures for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers. Conversely, the Portfolios may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers. It is also possible that, where a Portfolio had sold futures to hedge its portfolio against

                                      4-B
a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Advisers may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will generally not be sold until the futures contract can be terminated. In such

                                      5-B
circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Portfolios is also subject to the Investment Advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolios may have to sell securities at a time when they may be disadvantageous to do so.

     Futures purchased or sold by the International Bond Portfolio (and related options) may be traded in foreign instruments. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective

                                      6-B
measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of the International Bond Portfolio's in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.  Options on Futures Contracts

     The Portfolios may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of any underlying instruments, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may, unlike futures contracts where the risk of loss is potentially unlimited, frequently involve less potential

                                      7-B
risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters

     Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                      8-B

The
Benchmark Funds

Fixed Income
and
Equity
Portfolios


                                           Annual Report
                                       November 30, 1997

The Benchmark Funds
Fixed Income and Equity Portfolios

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Management's Discussion of Portfolio Performance...........................   2
Voting Results of Special Meeting of Unitholders...........................  20
Fixed Income Portfolios
  Statements of Investments
    Bond Portfolio.........................................................  21
    Intermediate Bond Portfolio............................................  23
    International Bond Portfolio...........................................  24
    Short-Intermediate Bond Portfolio......................................  25
    U.S. Government Securities Portfolio...................................  27
    U.S. Treasury Index Portfolio..........................................  28
  Statements of Assets and Liabilities.....................................  29
  Statements of Operations.................................................  30
  Statements of Changes in Net Assets......................................  31
  Financial Highlights.....................................................  33
Equity Portfolios
  Statements of Investments
    Balanced Portfolio.....................................................  39
    Diversified Growth Portfolio...........................................  41
    Equity Index Portfolio.................................................  43
    Focused Growth Portfolio...............................................  49
    International Equity Index Portfolio...................................  51
    International Growth Portfolio.........................................  62
    Small Company Index Portfolio..........................................  64
  Statements of Assets and Liabilities.....................................  84
  Statements of Operations.................................................  85
  Statements of Changes in Net Assets......................................  86
  Financial Highlights.....................................................  88
Notes to the Financial Statements..........................................  95
Report of Independent Auditors............................................. 101

--------------------------------------------------------------------------------

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
BENCHMARK BOND PORTFOLIO

  Overall, interest rates changed only marginally during the fiscal year, even though the first half of the year witnessed a meaningful rise in rates, and the second half saw an equally meaningful decline. Similarly, non-Treasury spreads generally tightened early in the year while reversing course later. Both patterns--but the interest rate move in particular--reflected the conflicting signals given by cyclical versus secular economic forces. An economy growing faster than what many consider trend growth, and the inflation and Federal Reserve tightening fears it engendered, captured investors' attention early and resulted in increasing rates. Positive secular developments and the resulting declines in actual measured inflation and the fiscal deficit, among other positive trends, eventually eased cyclical fears and pushed rates down. The turmoil in Southeast Asia late in the period added to the positive backdrop. In reality, this disturbance can be viewed as an effect of the secular developments as opposed to a cause of the market rally.
  For the year, the flattening of the yield curve, the outperformance of the mortgage sector and disparate sector performance in a generally flat corporate sector drove the fixed-income market's relative performance. The Portfolio posted solid relative returns primarily on good securities and sector selection decisions.
  As we begin the new fiscal year, the Portfolio is positioned with moderately greater interest rate sensitivity than its benchmark, and it is overweighted in non-Treasury sectors. A calendar-year-end widening in asset-backed security spreads has led to increased exposure in that sector. The Portfolio continues to maintain a high quality profile.

MARK J. WIRTH
Portfolio Manager
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK BOND PORTFOLIO
            VS. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

                             [CHART APPEARS HERE]

Class A Units

        Bond Portfolio Lehman Brother
-------------------------------------
 1/11/93       $10,000        $10,000
-------------------------------------
11/30/93       $11,060        $11,052
-------------------------------------
11/30/94       $10,613        $10,641
-------------------------------------
11/30/95       $12,900        $12,587
-------------------------------------
11/30/96       $13,619        $13,291
-------------------------------------
11/30/97       $14,732        $14,275
-------------------------------------

Past performance is not predictive of future performance.

                             [CHART APPEARS HERE]


                                                                         Lehman Brothers
 Average Annual Total Returns                                              Government/
      For Periods Ended                    Class A                          Corporate
      November 30, 1997:                    Units                          Bond Index
One Year:                                   8.17%                             7.41%
----------------------------------------------------------------------------------------
Since Commencement on 1/11/93:              8.24%                             7.55%

Class C Units


        Bond Portfolio Lehman Brother
-------------------------------------
  7/3/95       $10,000        $10,000
-------------------------------------
11/30/95       $10,608        $10,499
-------------------------------------
11/30/96       $11,174        $11,086
-------------------------------------
11/30/97       $12,054        $11,907
-------------------------------------

Past performance is not predictive of future performance.

                                                                         Lehman Brothers
 Average Annual Total Returns                                              Government/
       For Periods Ended                   Class C                          Corporate
      November 30, 1997:                    Units                          Bond Index
 One Year:                                  7.88%                             7.41%
----------------------------------------------------------------------------------------
 Since Commencement on 7/3/95:              8.05%                             7.49%

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK BOND PORTFOLIO
            VS. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

                             [CHART APPEARS HERE]

Class D Units

           Bond Portfolio  Lehman Brothers
------------------------------------------
 9/14/94           $10,000         $10,000
------------------------------------------
11/30/94           $ 9,906          $9,891
------------------------------------------
11/30/95           $11,992         $11,700
------------------------------------------
11/30/96           $12,612         $12,354
------------------------------------------
11/30/97           $13,588         $13,269

Past performance is not predictive of future performance.


                                                                         Lehman Brothers
 Average Annual Total Returns                                              Government/
      For Periods Ended                    Class D                          Corporate
      November 30, 1997:                    Units                          Bond Index
One Year:                                   7.74%                             7.41%
----------------------------------------------------------------------------------------
Since Commencement on 9/14/94:             10.01%                             9.20%

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

BENCHMARK INTERMEDIATE BOND PORTFOLIO

Despite the continuing crisis in Southeast Asia, U.S. stock prices firmed during November 1997 as foreign countries' restructuring plans and International Monetary Fund aid came into focus. While this support did not flow as strongly into the corporate and mortgage bond market, it at least halted the underperformance that these sectors experienced in October 1997. This movement caused U.S. corporate bonds to end the year virtually unchanged relative to Treasury bonds. On the other hand, mortgage-backed securities performed strongly based on a year-long decline in volatility.
  The Intermediate Bond Portfolio commenced operations on August 1, 1997, with initial investments in Treasury securities and some select positions in corporate, mortgage and asset-backed securities. Given the recent lag in spread sector prices, the Portfolio did experience some modest underperformance due to its overweighting in corporate and mortgage bonds. Based on current interest rate and spread levels, these markets look more attractive, and we expect to hold these positions going forward.

STEVE SCHAFER
Portfolio Manager

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK INTERMEDIATE
        BOND PORTFOLIO VS. THE LEHMAN BROTHERS INTERM. GOV'T/CORP INDEX

                             [CHART APPEARS HERE]

                           Class A Units
               -----------------------------------------
                Intermediate     Lehman Brothers Interm.
               Bond Portfolio       Gov't/Corp. Index
               --------------    -----------------------
  8/1/97          $10,000                $10,000
11/30/97          $10,117                $10,200

Past performance is not predictive of future performance.

Average Annual Total Return**                                                    Lehm. Int.
      For Period  Ended                      Class A                             Govt/Corp
     November 30, 1997:                       Units                                Index
Since Commencement on 8/1/97:                 1.17%                                2.00%

**Average Annual Total Return is not annualized for periods less than one year.

--------------------------------------------------------------------------------
Benchmark International Bond Portfolio

The fiscal year's global financial environment was marked by certain events that had negative implications for the Portfolio's performance. First, there was a material increase in the price of longer-dated, high-quality bonds, primarily due to improved inflation and weaker-than-expected global growth. The Asian financial crisis further benefited bonds, as next year's growth and inflation expectations were revised lower. Second, the dollar appreciated sharply against major currencies due to strong domestic fundamentals and the global flight to quality/liquidity. The greenback gained more than 10% versus both the yen and the Deutschemark. The notable exception to the trend was the British pound, which was virtually unchanged versus the dollar.
  Given the Portfolio's international status, the majority of its market exposure was to both foreign bonds and currencies. As such, the past year's environment was by no means ideal. Although participants benefited from a rise in bond prices, the dollar's sharp appreciation more than offset these gains for U.S.-based investors. Of some consolation was the Portfolio's outperformance versus its benchmark, which was largely due to an underweighted position in Japan and an overweighted position in the United Kingdom.
  As the new fiscal year begins, we retain the Portfolio's interest rate posture, given our constructive outlook for global inflation and generally attractive real yields. We also maintain a strong bias toward very high-quality issuers. Because the Portfolio is invested in non-U.S. bonds and currencies, returns continue to be strongly influenced by the direction of the dollar.

Michael Lannan
Portfolio Manager

                   COMPARISON OF CHANGE IN VALUE OF $10,000
                           INVESTMENT IN BENCHMARK
                       INTERNATIONAL BOND PORTFOLIO VS.
                     THE J.P. MORGAN NON-U.S. GOVERNMENT
                                  BOND INDEX

                             [CHART APPEARS HERE]

                                 Class A Units

       International Bond Portfolio    J.P. Morgan Non-U.S.Government Bond Index
--------------------------------------------------------------------------------
 3/25/94                    $10,000                                      $10,000
--------------------------------------------------------------------------------
11/30/94                    $10,403                                      $10,521
--------------------------------------------------------------------------------
11/30/95                    $12,296                                      $12,589
--------------------------------------------------------------------------------
11/30/96                    $13,461                                      $13,487
--------------------------------------------------------------------------------
11/30/97                    $13,055                                      $13,022
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.


                                                                J.P. Morgan
Average Annual Total Returns                                     Non-U.S.
     For Periods Ended                Class A                   Government
     November 30, 1997:                Units                    Bond Index
--------------------------------------------------------------------------------
One Year:                              -3.02%                     -3.45%
--------------------------------------------------------------------------------
Since Commencement on 3/28/94:          7.51%                      7.43%
--------------------------------------------------------------------------------


                             [CHART APPEARS HERE]

                                 Class D Units

       International Bond Portfolio    J.P. Morgan Non-U.S.Government Bond Index
--------------------------------------------------------------------------------
11/20/95                    $10,000                                      $10,000
--------------------------------------------------------------------------------
11/30/95                    $ 9,970                                      $ 9,912
--------------------------------------------------------------------------------
11/30/96                    $10,872                                      $10,619
--------------------------------------------------------------------------------
11/30/97                    $10,504                                      $10,253
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

                                                                J.P. Morgan
Average Annual Total Returns                                     Non-U.S.
     For Periods Ended                Class D                   Government
     November 30, 1997:                Units                    Bond Index
--------------------------------------------------------------------------------
One Year:                              -3.38%                     -3.45%
--------------------------------------------------------------------------------
Since Commencement on 11/20/95:         2.45%                      1.24%
--------------------------------------------------------------------------------

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Benchmark Short-Intermediate Bond Portfolio

Overall, interest rates changed only marginally during the fiscal year, even though the first half of the year witnessed a meaningful rise in rates, and the second half saw an equally meaningful decline. Similarly, non-Treasury spreads generally tightened early in the year while reversing course later. Both patterns--but the interest rate move in particular--reflected the conflicting signals given by cyclical versus secular economic forces. An economy growing faster than what many consider trend growth, and the inflation and Federal Reserve tightening fears it engendered, captured investors' attention early and resulted in increasing rates. Positive secular developments and the resulting declines in actual measured inflation and the fiscal deficit, among other positive trends, eventually eased cyclical fears and pushed rates down. The turmoil in Southeast Asia late in the period added to the positive backdrop. In reality, this disturbance can be viewed as an effect of the secular developments as opposed to a cause of the market rally.
  For the year, the flattening of the yield curve, the outperformance of the mortgage sector and disparate sector performance in a generally flat corporate sector drove the fixed-income market's relative performance. The Portfolio outperformed its benchmark before fees, though it slightly trailed on an after-fee basis. With little net change in interest rates or spreads, the Portfolio relied on a yield advantage from overweighting non-Treasury sectors to outpace its benchmark.
  As we begin the new fiscal year, the Portfolio is positioned with moderately greater interest rate sensitivity than its benchmark, and it is overweighted in non-Treasury sectors. A calendar-year-end widening in asset backed security spreads has led to increased exposure in that sector. The Portfolio continues to maintain a high quality profile.

Mark J. Wirth
Portfolio Manager


                        COMPARISON OF CHANGE IN VALUE OF
                        $10,000 INVESTMENT IN BENCHMARK
            SHORT-INTERMEDIATE BOND PORTFOLIO VS. THE MERRILL LYNCH
                      1-5 CORPORATE/GOVERNMENT BOND INDEX

                             [CHART APPEARS HERE]

                                Class A Units

     Short-Intermediate Bond Portfolio    Merrill Lynch 1-5 Corporate/Government
                                           Index
--------------------------------------------------------------------------------
 1/11/93                       $10,000                                   $10,000
--------------------------------------------------------------------------------
11/30/93                       $10,590                                   $10,641
--------------------------------------------------------------------------------
11/30/94                       $10,679                                   $10,596
--------------------------------------------------------------------------------
11/30/95                       $11,916                                   $11,893
--------------------------------------------------------------------------------
11/30/96                       $12,592                                   $12,582
--------------------------------------------------------------------------------
11/30/97                       $13,341                                   $13,348
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

                                                          Merrill Lynch
         Average Annual Total                             1-5 Corporate/
      Returns For Periods Ended          Class A            Government
          November 30, 1997:              Units             Bond Index
--------------------------------------------------------------------------------
One Year:                                 5.95%                6.09%
--------------------------------------------------------------------------------
Since Commencement on 1/11/93:            6.07%                6.08%
--------------------------------------------------------------------------------


                             [CHART APPEARS HERE]

                                 Class D Units

     Short-Intermediate Bond Portfolio    Merrill Lynch 1-5 Corporate/Government
                                           Index
--------------------------------------------------------------------------------
 9/14/94                       $10,000                                   $10,000
--------------------------------------------------------------------------------
11/30/94                       $ 9,970                                   $ 9,928
--------------------------------------------------------------------------------
11/30/95                       $11,076                                   $11,143
--------------------------------------------------------------------------------
11/30/96                       $11,654                                   $11,788
--------------------------------------------------------------------------------
11/30/97                       $12,300                                   $12,507
--------------------------------------------------------------------------------

          Past performance is not predictive of future performance.

                                                          Merrill Lynch
         Average Annual Total                             1-5 Corporate/
      Returns For Periods Ended          Class D            Government
          November 30, 1997:              Units             Bond Index
--------------------------------------------------------------------------------
One Year:                                 5.54%                6.09%
--------------------------------------------------------------------------------
Since Commencement on 9/14/94:            6.65%                7.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Benchmark U.S. Government Securities Portfolio

  With the crisis in Southeast Asia continuing to spread during the final months of fiscal 1997, the U.S. bond market remained a primary recipient of investment capital. This demand allowed yields on short-term government bonds to return to near their lows of the past fiscal year. Throughout the year, bond yields increased by as much as 1.0% on fears that strong economic growth would cause the Federal Reserve to tighten monetary policy.

  However, moderately slower domestic growth coupled with investors' fears of a world-wide financial meltdown caused the markets to re-evaluate the situation. As foreign countries' restructuring plans and International Monetary Fund aid came into focus, the need for any Federal Reserve action was delayed, and currently no action is priced into the bond market over the next year. Five-year government interest rates closed the fiscal year nearly unchanged in yield, though they did trade within a range of 1.25% over the 12-month period.

  On an absolute basis, this range-bound move in rates caused the return on government-bond funds to consist primarily of interest income. In this environment, maintaining additional portfolio yield in the form of callable agencies or mortgage-backed securities was a rewarding strategy. Thus, our modest overweight to mortgage-backed securities was a source of incremental positive performance. The Portfolio's performance moved in step with its benchmark, as the generous "real yields" currently available in the bond market have kept us fully invested in bonds.

Steve Schafer
Portfolio Manager

                        COMPARISON OF CHANGE IN VALUE OF
  $10,000 INVESTMENT IN BENCHMARK U.S. GOVERNMENT SECURITIES PORTFOLIO VS. THE
                       MERRILL LYNCH 1-5 GOVERNMENT INDEX

                             [CHART APPEARS HERE]

                           Class A Units
             -----------------------------------------
               U.S. Government       Merrill Lynch 1-5
             Securities Portfolio    Government Index
             --------------------    -----------------
  4/5/93           $10,000                $10,000
11/30/93           $10,300                $10,346
11/30/94           $10,241                $10,295
11/30/95           $11,386                $11,538
11/30/96           $11,972                $12,192
11/30/97           $12,682                $12,929

Past performance is not predictive of future performance.

 Average Annual Total Returns                                               Merrill Lynch
       For Periods Ended                    Class A                         1-5 Government
      November 30, 1997:                     Units                              Index
 One Year:                                   5.93%                              6.04%
------------------------------------------------------------------------------------------
 Since Commencement on 4/5/93:               5.23%                              5.67%

                             [CHART APPEARS HERE]

                           Class C Units
             -----------------------------------------
               U.S. Government       Merrill Lynch 1-5
             Securities Portfolio    Government Index
             --------------------    -----------------
12/29/95           $10,000                $10,000
11/30/96           $10,405                $10,476
11/30/97           $10,995                $11,109

Past performance is not predictive of future performance.


 Average Annual Total Returns                                             Merrill Lynch
       For Periods Ended                    Class C                       1-5 Government
      November 30, 1997:                     Units                            Index
One Year:                                    5.67%                            6.04%
----------------------------------------------------------------------------------------
Since Commencement on 12/29/95:              5.05%                            5.62%


The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Benchmark U.S. Government Securities Portfolio--Continued

                        COMPARISON OF CHANGE IN VALUE OF
  $10,000 INVESTMENT IN BENCHMARK U.S. GOVERNMENT SECURITIES PORTFOLIO VS. THE
                       MERRILL LYNCH 1-5 GOVERNMENT INDEX

                             [CHART APPEARS HERE]

                           Class D Units
             -----------------------------------------
               U.S. Government       Merrill Lynch 1-5
             Securities Portfolio    Government Index
             --------------------    -----------------
 9/15/94           $10,000                $10,000
11/30/94           $ 9,910                $ 9,913
11/30/95           $10,966                $11,110
11/30/96           $11,490                $11,740
11/30/97           $12,123                $12,450

Past performance is not predictive of future performance.

 Average Annual Total Returns                                               Merrill Lynch
      For Periods Ended                     Class D                         1-5 Government
      November 30, 1997:                     Units                              Index
One Year:                                    5.52%                              6.04%
------------------------------------------------------------------------------------------
Since Commencement on 9/15/94:               6.18%                              7.07%

--------------------------------------------------------------------------------
BENCHMARK U.S. TREASURY INDEX PORTFOLIO

During the fiscal year ended November 30, 1997, Treasury rates changed only marginally, rising in the first part of the year and falling in the latter part. Two forces counteracted each other: A fast growing economy created fears of a Federal Reserve tightening, while declines in actual measured inflation and the secular deficit pushed rates lower. The yield curve flattened during the year.
  As it seeks to do, the Benchmark U.S. Treasury Index Portfolio performed in line with the Lehman Treasury Index. We will continue to pursue a passive investment strategy by investing in securities that represent the Index. These efforts seek to provide returns that closely track the returns of the Index.

RICHARD STECK
Portfolio Manager

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK U.S. TREASURY
          INDEX PORTFOLIO VS. THE LEHMAN BROTHERS TREASURY BOND INDEX

                             [CHART APPEARS HERE]

                         Class A Units
             --------------------------------------
              U.S. Treasury       Lehman Brothers
             Index Portfolio    Treasury Bond Index
             ---------------    -------------------
 1/11/93         $10,000              $10,000
11/30/93         $10,994              $11,019
11/30/94         $10,576              $10,625
11/30/95         $12,369              $12,473
11/30/96         $13,000              $13,127
11/30/97         $13,967              $14,088

Past performance is not predictive of future performance.

     Average Annual Total                                                Lehman Brothers
  Returns For Periods Ended                Class A                        U.S. Treasury
      November 30, 1997:                    Units                          Bond Index
One Year:                                   7.44%                             7.32%
----------------------------------------------------------------------------------------
Since Commencement on 1/11/93:              7.07%                             7.26%

                             [CHART APPEARS HERE]

                         Class D Units
             --------------------------------------
              U.S. Treasury       Lehman Brothers
             Index Portfolio    Treasury Bond Index
             ---------------    -------------------
11/16/94         $10,000              $10,000
11/30/94         $10,037              $10,069
11/30/95         $11,687              $11,821
11/30/96         $12,239              $12,441
11/30/97         $13,099              $13,352

Past performance is not predictive of future performance.

     Average Annual Total                                                 Lehman Brothers
   Returns For Periods Ended                Class D                        U.S. Treasury
      November 30, 1997:                     Units                          Bond Index
One Year:                                    7.03%                             7.32%
-----------------------------------------------------------------------------------------
Since Commencement on 11/16/94:              9.28%                             9.97%

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Benchmark Balanced Portfolio

The performance of the Benchmark Balanced Portfolio closely paralleled that of its composite index for the fiscal year ending November 30, 1997. This was due primarily to our positive stance on equities during the year as well as the strong relative performance of both the equity and bond components of the Portfolio.
  During the first half of the fiscal year, the emphasis within the Portfolio's equity component remained on large-capitalization, multi-national issues. These stocks were among the market leaders. But, as the market broadened mid year, we expanded our equity reach to include several smaller- to mid-sized growth issues that exhibited strong earnings growth potential. We continue to focus on these stocks while maintaining a relatively low risk profile in the entire equity portfolio.
  Bonds also contributed to our relative performance improvement. Throughout the year, our slightly longer duration and our preference for corporate bonds proved to be a successful strategy. As we enter a new fiscal year, this is a strategy that we continue to implement.
  Overall, our enhanced risk control measures, with respect to asset allocation and equity and bond management, contributed positively to performance over the past 12 months. As the markets continue to exhibit unprecedented volatility and uncertainty, we feel our diligence in managing risk will serve us well, both on an absolute and relative basis.

JON BRORSON
Portfolio Manager

                   COMPARISON OF CHANGE IN VALUE OF $10,000
                       INVESTMENT IN BENCHMARK BALANCED
                     PORTFOLIO VS. THE S&P 500 COMPOSITE
                    STOCK PRICE INDEX, THE LEHMAN BROTHERS
                      INTERMEDIATE GOVERNMENT/CORPORATE
                      BOND INDEX AND THE COMPOSITE INDEX

                             [CHART APPEARS HERE]

                                Class A Units

                                    Lehman Brothers Intermediate       Composite
    Balanced Portfolio   S&P 500          Government Corp                Index
--------------------------------------------------------------------------------
   7/1/93      $10,000      $10,000            $10,000                   $10,000
--------------------------------------------------------------------------------
  11/30/93     $10,312      $10,372            $10,195                   $10,290
--------------------------------------------------------------------------------
  11/30/94     $ 9,821      $10,485            $10,009                   $10,304
--------------------------------------------------------------------------------
  11/30/95     $11,807      $14,365            $11,462                   $12,981
--------------------------------------------------------------------------------
  11/30/96     $13,468      $18,369            $12,130                   $15,261
--------------------------------------------------------------------------------
  11/30/97     $15,797      $23,607            $12,897                   $18,052
--------------------------------------------------------------------------------

          Past performance is not predictive of future performance.


  Average Annual
  Total Returns
For Periods Ended           Class A      S&P 500       Lehman      Composite
November 30, 1997:           Units        Index       Brothers      Index*
-----------------------------------------------------------------------------
One Year:                   17.29%       28.52%        6.33%        18.29%
-----------------------------------------------------------------------------
Since Commencement
  on 7/1/93:                10.89%       21.44%        5.92%        14.29%
-----------------------------------------------------------------------------

                             [CHART APPEARS HERE]


                                 Class C Units

    Balanced Portfolio      S&P 500    Composite Index           Lehman Brothers
--------------------------------------------------------------------------------
 1/2/96        $10,000      $10,000            $10,000                   $10,000
--------------------------------------------------------------------------------
11/30/96       $11,272      $12,546            $11,582                   $10,473
--------------------------------------------------------------------------------
11/30/97       $13,188      $16,124            $13,701                   $11,135
--------------------------------------------------------------------------------


           Past performance is not predictive of future performance.

  Average Annual
  Total Returns
For Periods Ended           Class C      S&P 500       Lehman      Composite
November 30, 1997:           Units        Index       Brothers      Index*
-----------------------------------------------------------------------------
One Year:                   17.00%       28.52%        6.33%        18.29%
-----------------------------------------------------------------------------
Since Commencement
  on 12/29/95:              15.47%       28.33%        5.77%        17.87%
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   COMPARISON OF CHANGE IN VALUE OF $10,000
                       INVESTMENT IN BENCHMARK BALANCED
                     PORTFOLIO VS. THE S&P 500 COMPOSITE
                    STOCK PRICE INDEX, THE LEHMAN BROTHERS
                      INTERMEDIATE GOVERNMENT/CORPORATE
                      BOND INDEX AND THE COMPOSITE INDEX

                             [CHART APPEARS HERE]



        Balanced Portfolio      Lehman Brothers      S&P 500     Composite Index
--------------------------------------------------------------------------------
 2/20/96           $10,000              $10,000      $10,000             $10,000
--------------------------------------------------------------------------------
11/30/96           $11,055              $10,455      $12,026             $11,227
--------------------------------------------------------------------------------
11/30/97           $12,914              $11,116      $15,456             $13,281
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

   Average Annual
   Total Returns
 For Periods Ended    Class D    S&P 500     Lehman      Composite
November 30, 1997:     Units      Index     Brothers       Index*
-------------------------------------------------------------------
One Year:              16.82%     28.52%     6.33%        18.29%
-------------------------------------------------------------------
Since Commencement
  on 2/20/96:          15.47%     27.74%     6.13%        17.30%
-------------------------------------------------------------------
*The Composite Index consists of 55%, 40% and 5% of the S&P 500, The Lehman Brothers Intermediate Government/Corporate Bond Index and 91-Day Treasury Bills, respectively.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

BENCHMARK DIVERSIFIED GROWTH PORTFOLIO

The fiscal-year performance of the Benchmark Diversified Growth Portfolio was very strong relative to other mutual funds in its peer group. The Portfolio's performance lagged that of the broader market index for the period.

  Earlier in the year, we favored large-capitalization issues, which clearly were the market leaders. Investors seemed to disregard the high absolute and relative premiums that were being paid for many of these issues, and they forced prices up accordingly. Later, though, we began to slowly move away from these issues. In their place we selectively added several more mid-sized growth issues that the market had largely ignored to that point. The Portfolio still has exposure to many large-cap stocks, but it's now tilted toward domestically oriented mid-sized growth companies, which we feel are attractively priced on a relative valuation basis.

  Throughout the past year, we have been diligent in evaluating the individual and portfolio risks associated with every investment we make. The performance improvements we have made are due in part to this enhancement to our management process. As the markets continue to exhibit unprecedented volatility and uncertainty, we feel our diligence in managing risk will serve us well, both on an absolute and relative basis.

JON BRORSON
Portfolio Manager

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK DIVERSIFIED
          GROWTH PORTFOLIO VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX

                             [CHART APPEARS HERE]

                    Class A Units
             ---------------------------
                Diversified      S&P 500
             Growth Portfolio     Index
             ----------------    -------
 1/11/93         $10,000         $10,000
11/30/93         $10,738         $11,041
11/30/94         $ 9,988         $11,161
11/30/95         $12,441         $15,291
11/30/96         $15,032         $19,554
11/30/97         $19,100         $25,130

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class A                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      27.06%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 1/11/93:                 14.15%                                20.73%

                             [CHART APPEARS HERE]

                    Class D Units
             ---------------------------
                Diversified      S&P 500
             Growth Portfolio     Index
             ----------------    -------
 9/14/94         $10,000         $10,000
11/30/94         $ 9,486         $ 9,738
11/30/95         $11,781         $13,341
11/30/96         $14,183         $17,060
11/30/97         $17,956         $21,925

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class D                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      26.60%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 9/14/94:                 19.98%                                27.67%

--------------------------------------------------------------------------------

BENCHMARK EQUITY INDEX PORTFOLIO

Performance from retail, capital goods and financial stocks had the greatest impact on the total return of the S&P 500 Index for the fiscal year ended November 30, 1997. The Index returned 28.52% for the period, outpacing small-capitalization stocks, as measured by the Russell 2000 Index, by more than 5.3 percentage points.

  There were 30 additions and deletions to the Index during the 1997 fiscal year. Some of the more notable changes included: the addition of State Street following the completion of the merger between Nynex and Bell Atlantic; the addition of Charles Schwab, which replaced Morgan Stanley; and the addition of Health South Corp. in place of Boatman's Bancshares, which was acquired by NationsBank.

  The Fund's slight underperformance relative to the S&P 500 Index was due primarily to expenses.

  Going forward, we will continue to follow a passive strategy seeking to provide returns that closely track those of the S&P 500 Index.

SUSAN FRENCH
Portfolio Manager

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK EQUITY INDEX
             PORTFOLIO VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX

                             [CHART APPEARS HERE]

                    Class A Units
              --------------------------
                   Equity        S&P 500
              Index Portfolio     Index
              ---------------    -------
 1/11/93          $10,000        $10,000
11/30/93          $11,088        $11,041
11/30/94          $11,104        $11,161
11/30/95          $15,168        $15,291
11/30/96          $19,344        $19,554
11/30/97          $24,747        $25,130

Past performance is not predictive of future performance.


     Average Annual Total
  Returns For Periods Ended                    Class A                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      27.93%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 1/11/93:                 20.36%                                20.73%

                             [CHART APPEARS HERE]

                    Class C Units
              --------------------------
                   Equity        S&P 500
              Index Portfolio     Index
              ---------------    -------
 9/28/95          $10,000        $10,000
11/30/95          $10,394        $10,402
11/30/96          $13,225        $13,302
11/30/97          $16,881        $17,095

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class C                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      27.64%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 9/28/95:                 27.21%                                28.03%

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
BENCHMARK EQUITY INDEX PORTFOLIO--CONTINUED

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK EQUITY INDEX
             PORTFOLIO VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX

                             [CHART APPEARS HERE]

                    Class D Units
              --------------------------
                   Equity
              Index Portfolio    S&P 500
              ---------------    -------
 9/14/94          $10,000        $10,000
11/30/94          $ 9,732        $ 9,738
11/30/95          $13,255        $13,341
11/30/96          $16,860        $17,060
11/30/97          $21,488        $21,925

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class D                               S&P 500
      November 30, 1997:                        Units                                 Index
--------------------------------------------------------------------------------------------
One Year:                                      27.45%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 9/14/94:                 26.87%                                27.67%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Benchmark Focused Growth Portfolio

Most large-capitalization domestic equity indexes registered strong fiscal-year gains. Surpassing the performance of the S&P 500 Index once again proved to be a difficult task for most money managers. While the Focused Growth Portfolio did fall short of the S&P 500 for the period, we are happy to report that we have made significant progress in the Portfolio's performance relative to its peer group, and we are confident this momentum can continue.
  Throughout the year, we focused our attention on companies with a high degree of earnings predictability. This is a theme that we believe will be even more important in 1998, as earnings growth may become scarce, and higher relative returns accrue to those companies that can deliver on their earnings forecasts.
  In the first part of the fiscal year, companies with predictable earnings flow generally were large, multi-national firms, and the securities of these companies dominated the Portfolio. Recently, volatility in the international markets and earnings uncertainties for companies with foreign exposure have caused us to tilt the Portfolio toward domestic, mid-sized growth companies. On a relative valuation basis, we feel that many of these issues are attractively priced.
  Throughout the year, we were diligent in evaluating the individual and portfolio risks associated with every investment we made. The performance improvements we have experienced are due in part to this management enhancement. As the markets continue to exhibit unprecedented volatility and uncertainty, we feel our diligence in managing risk will serve us well, both on an absolute and relative basis.

Jon Brorson
Portfolio Manager

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK FOCUSED GROWTH
               PORTFOLIO VS. S&P 500 COMPOSITE STOCK PRICE INDEX

                             [CHART APPEARS HERE]

                    Class A Units
              -------------------------
              Focused Growth
                 Portfolio      S&P 500
              --------------    -------
  7/1/93          $10,000       $10,000
11/30/93          $10,433       $10,372
11/30/94          $ 9,791       $10,485
11/30/95          $12,570       $14,365
11/30/96          $14,811       $18,369
11/30/97          $18,816       $23,607

Past performance is not predictive of future performance.

    Average Annual Total
  Returns For Periods Ended                    Class A                                 S&P 500
     November 30, 1997:                         Units                                   Index
One Year:                                      27.05%                                  28.52%
----------------------------------------------------------------------------------------------
Since Commencement on 7/1/93:                  15.37%                                  21.44%

                             [CHART APPEARS HERE]

                    Class C Units
              -------------------------
              Focused Growth
                 Portfolio      S&P 500
              --------------    -------
 6/14/96          $10,000       $10,000
11/30/96          $10,751       $11,481
11/30/97          $13,627       $14,756

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class C                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      26.75%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 6/14/96:                 23.56%                                30.40%

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Benchmark Focused Growth Portfolio--Continued

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK FOCUSED GROWTH
               PORTFOLIO VS. S&P 500 COMPOSITE STOCK PRICE INDEX

                             [CHART APPEARS HERE]

                    Class D Units
              -------------------------
              Focused Growth
                 Portfolio      S&P 500
              --------------    -------
 12/8/94          $10,000       $10,000
11/30/95          $13,097       $13,767
11/30/96          $15,378       $17,605
11/30/97          $19,458       $22,626

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class D                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      26.52%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 12/8/94:                 25.02%                                31.51%

--------------------------------------------------------------------------------
Benchmark International Equity Index Portfolio

International stocks, as represented by the Europe Australia and Far East
(EAFE) Index, fell 0.40% for the 12 month period ended November 30, 1997, trailing the U.S. market, represented by the S&P 500 Index, by almost 30 percentage points. Both Japan and Hong Kong fell nearly 24% for the fiscal year, while most of the larger European markets posted gains. In the United Kingdom, for example, the market was up 22%. The German market posted a 20% gain, while France returned 9%.
  The Portfolio's performance surpassed that of the EAFE Index since commencing investment operations in April 1997. We will practice a passive investment strategy as we seek returns that approximate those of the international stock market in general and the EAFE Index in particular.

Andrew Buchner
Portfolio Manager

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK INTERNATIONAL
  EQUITY INDEX PORTFOLIO VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE,
                      AUSTRALIA, AND FAR EAST (EAFE) INDEX

                             [CHART APPEARS HERE]

                     Class A Units
              ----------------------------
              International
              Equity Index      EAFE Index
              -------------     ----------
  4/1/97         $10,000         $10,000
11/30/97         $10,545         $10,440

Past performance is not predictive of future performance.

 Average Annual Total
       Return**
   For Period Ended                          Class A                                         EAFE
  November 30, 1997:                          Units                                          Index
Commencement on 4/1/97:                       5.45%                                          4.40%
--------------------------------------------------------------------------------------------------

**Average Annual Total Return is not annualized for periods less than one year.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Benchmark International Growth Portfolio

In the first half of the fiscal year, falling interest rates, expectations for robust earnings, a strong dollar and firm liquidity inflows fueled a powerful global equity rally. By late summer, though, global financial markets appeared overvalued and serious problems emerged in Southeast Asia and in the Japanese financial system. As Thailand devalued its currency, a domino effect hit, with every country in Asia, except Hong Kong, devaluing its currency. The Portfolio had a diversified exposure to the Southeast Asian markets in modest proportions early in the year, but by August 1997 we had eliminated this exposure.
  By fall it had become apparent that the problems in Southeast Asia were spreading to northern Asia and other emerging markets. As a result, global equity markets experienced corrections, with emerging markets the hardest hit. The Portfolio was well prepared for this, as we had reduced the number of high volatility stocks and lowered the Portfolio's emerging-market exposure.
  Recently, the focus has returned to Japan, where additional negative economic news and a string of bankruptcies sent the market and the yen sharply lower. Until early fall, the Portfolio held a modest underweight in Japan, but by late October 1997 we further trimmed its exposure to the Japanese market and increased its weighing in Europe, where strong exposure to financial stocks has helped performance.
  This strategy helped the Portfolio outperform its benchmark index during the fiscal year. In addition, our focus on high-quality growth stocks and underweighted exposure to cyclical and commodity stocks helped increase the Portfolio's fiscal-year performance.

Robert La Fleur
Portfolio Manager

                   COMPARISON OF CHANGE IN VALUE OF $10,000
                            INVESTMENT IN BENCHMARK
                      INTERNATIONAL GROWTH PORTFOLIO VS.
                          THE MORGAN STANLEY CAPITAL
                     INTERNATIONAL EUROPE, AUSTRALIA, AND
                             FAR EAST (EAFE) INDEX

                             [CHART APPEARS HERE]

                    Class A Units
              -------------------------
              International
                 Growth         EAFE
                Portfolio       Index
              -------------    -------
 3/28/94         $10,000       $10,000
11/30/94         $10,211       $10,204
11/30/95         $ 9,974       $10,976
11/30/96         $10,967       $12,267
11/30/97         $11,429       $12,218

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                     Class A                                  EAFE
      November 30, 1997:                         Units                                  Index
----------------------------------------------------------------------------------------------
One Year:                                        4.21%                                  -0.40%
----------------------------------------------------------------------------------------------
Since Commencement on 3/28/94:                   3.69%                                   5.59%
----------------------------------------------------------------------------------------------

                             [CHART APPEARS HERE]

                    Class D Units
              -------------------------
              International
                 Growth         EAFE
                Portfolio       Index
              -------------    -------
11/16/94         $10,000       $10,000
11/30/94         $ 9,744       $ 9,823
11/30/95         $ 9,474       $10,567
11/30/96         $10,382       $11,809
11/30/97         $10,776       $11,762

Past performance is not predictive of future performance.

     Average Annual Total
   Returns For Periods Ended                    Class D                                EAFE
      November 30, 1997:                         Units                                Index
----------------------------------------------------------------------------------------------
One Year:                                        3.79%                                -0.40%
----------------------------------------------------------------------------------------------
Since Commencement on 11/16/94:                  2.49%                                 5.48%
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BENCHMARK SMALL COMPANY INDEX

Small-capitalization stocks, as represented by the Russell 2000 Index, posted a 23.24% return for the fiscal year ended November 30, 1997. The Russell 2000 underperformed relative to the S&P 500 Index, which returned 28.52% for the same period. The Portfolio is managed to closely track the performance of the Russell 2000 Index after adjusting for expenses.
  The Russell 2000 Index represents the smaller two-thirds of the 3,000 largest companies in the Russell 3000 Index. Companies leave the index as a result of mergers, acquisitions and other events following the annual index reconstitution in June. As of the end of November 1997, the Russell 2000 Index included 1,919 companies. The market capitalization of companies in the index ranged from $40 million to $2.5 billion, and the median company size was $463 million. The total market capitalization of the Russell 2000, after adjusting for cross holdings, was $765.6 billion at the end of November 1997.
  During the next 12 months we will continue to efficiently manage the portfolio to seek to provide small cap equity returns that closely track those of the Russell 2000 Index.

ROBERT H. BERGSON
Portfolio Manager
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK SMALL COMPANY
                PORTFOLIO VS. THE RUSSELL 2000 SMALL STOCK INDEX

                             [CHART APPEARS HERE]

                    Class A Units
               -----------------------
                 Small         Russell
                Company         2000
               Portfolio        Index
               ---------       -------
 1/11/93        $10,000        $10,000
11/30/93        $11,409        $11,515
11/30/94        $11,233        $11,363
11/30/95        $14,352        $14,576
11/30/96        $16,642        $16,976
11/30/97        $20,480        $20,921

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                  Class A                           Russell 2000
      November 30, 1997:                      Units                               Index
One Year:                                    23.06%                               23.24%
-------------------------------------------------------------------------------------------
Since Commencement on 1/11/93:               15.79%                               16.29%

                    Class D Units
               -----------------------
                 Small         Russell
                Company         2000
               Portfolio        Index
               ---------       -------
 12/8/94        $10,000        $10,000
11/30/95        $13,162        $13,263
11/30/96        $15,295        $15,447
11/30/97        $18,764        $19,036

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                  Class D                           Russell 2000
      November 30, 1997:                      Units                               Index
One Year:                                    22.68%                               23.24%
-------------------------------------------------------------------------------------------
Since Commencement on 12/8/94:               23.51%                               24.11%

The Benchmark Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------
VOTING RESULTS OF SPECIAL MEETING OF UNITHOLDERS
At a Special Meeting of Unitholders of the Trust (the "Meeting") called on September 2, 1997 and reconvened on September 16, 1997, the following actions were taken:
 (1) The following individuals were elected to serve on the Board of Trustees by the unitholders of all Portfolios of the Trust voting together in the aggregate:

                                                                                   Number of
                                       Number of                                     Votes
Name of Trustee                        Votes For                                    Withheld
---------------------------------------------------------------------------------------------
Richard G. Cline                     4,342,632,239                                 76,704,013
Edward J. Condon                     4,342,191,351                                 77,144,902
John W. English                      4,342,191,351                                 77,144,902
James J. Gavin, Jr.                  4,328,946,859                                 90,389,394
Sandra P. Guthman                    4,342,187,348                                 77,148,905
Frederick T. Kelsey                  4,333,070,647                                 86,265,606
William H. Springer                  4,342,190,200                                 77,146,053
Richard P. Strubel                   4,342,191,351                                 77,144,902
---------------------------------------------------------------------------------------------

 (2) The approval of the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending November 30, 1997 was ratified by all the unitholders of all Portfolios of the Trust voting together in the aggregate as follows:

                                      Votes
  Votes For                          Against                                             Abstained
---------------------------------------------------------------------------------------------------
4,355,519,334                        26,510                                              63,790,409
---------------------------------------------------------------------------------------------------

 (3) An Agreement and Plan of Reorganization pursuant to which each Portfolio will be reorganized as a series of a Delaware business trust also named The Benchmark Funds was approved by all Portfolios except the U.S. Government Securities Portfolio (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                                           Votes
Portfolio                         Votes For               Against              Abstained
----------------------------------------------------------------------------------------
Bond                              14,013,294                    70                3,602
International Bond                 1,159,413                     0                    0
Short-Intermediate Bond            5,059,335                     0               56,763
U.S. Government Securities         1,717,204             2,274,396                    0
U.S. Treasury Index                  798,755                     0                    0
Balanced                           3,209,274                     0                    0
Diversified Growth                 7,642,977                     0                    0
Equity Index                      26,783,890                     0                    0
Focused Growth                     5,054,058                     0                    0
International Equity Index         1,576,255                     0              197,211
International Growth               8,340,115                 1,541                    0
Small Company Index                6,335,551                     0                    0
----------------------------------------------------------------------------------------

 (4)(a) A new fundamental investment policy regarding investments in other investment company securities was approved by each of the Portfolios (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                         Votes
 Portfolio                  Votes For   Against  Abstained
----------------------------------------------------------
Bond                        14,013,412     3,553        1
International Bond           1,159,413         0        0
Short-Intermediate Bond      5,059,335         0   56,763
U.S. Government Securities   3,450,477   541,123        0
U.S. Treasury Index            798,755         0        0
Balanced                     3,209,274         0        0
Diversified Growth           7,642,977         0        0
Equity Index                22,998,787 3,785,102        0
Focused Growth               5,054,058         0        0
International Equity Index   1,576,255         0  197,211
International Growth         8,340,115     1,541        0
Small Company Index          6,335,551         0        0
----------------------------------------------------------

 (4)(b) A related amendment to the Trust's Declaration of Trust was approved by all the unitholders of all Portfolios of the Trust voting together in the aggregate as follows:

                                      Votes
Votes For                            Against                                           Abstained
-------------------------------------------------------------------------------------------------
4,221,718,223                      101,504,918                                         96,113,107
-------------------------------------------------------------------------------------------------

 (5) A new fundamental investment restriction for each diversified Portfolio concerning issuer diversification was approved by each of the Portfolios except the U.S. Government Securities Portfolio (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                         Votes
Portfolio                   Votes For   Against  Abstained
----------------------------------------------------------
Bond                        14,013,364         0    3,602
Short-Intermediate Bond      5,059,335         0   56,763
U.S. Government Securities   1,647,185 2,344,415        0
U.S. Treasury Index            798,755         0        0
Balanced                     3,209,274         0        0
Diversified Growth           7,642,977         0        0
Equity Index                26,783,890         0        0
Focused Growth               5,054,058         0        0
International Equity Index   1,576,255         0  197,211
International Growth         8,340,115     1,541        0
Small Company Index          6,335,551         0        0
----------------------------------------------------------

(6) A new investment advisory agreement with Northern Trust and RCB Trust Company, which will allow the International Growth Portfolio to implement a "manager of managers" structure and enter into sub-advisory agreements in the future without further unitholder approval was approved by the unitholders of the International Growth Portfolio (voting together as a single class) as follows:

                                     Votes
Votes For                           Against                                                   Abstained
-------------------------------------------------------------------------------------------------------
8,341,656                             0                                                          0
-------------------------------------------------------------------------------------------------------

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
------------------------------------------------
 Principal                  Maturity
  Amount     Rate             Date       Value
------------------------------------------------
                                 BOND PORTFOLIO
 ASSET-BACKED SECURITIES--3.8%
 AUTOMOTIVE--2.0%
           WFS Financial Owner Trust,
           Series 1997-A, Class A-3
 $ 10,000    6.500%       09/20/01      $ 10,063
                                        --------
 HOME EQUITY LOANS--1.8%
           IMC Excess Cashflow
           Securities Trust,
           Series 1997-A, Class A
    9,200    7.410        11/26/28         9,189
------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
  (Cost $19,197)                        $ 19,252
------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--12.0%
           American Southwest
           Financial Securities Corp.,
           Series 1996 FHA-1, Class A-
           1
 $  8,442    6.675%       12/25/01      $  8,485
           Countrywide Funding Corp.,
           Series 1993-1, Class A-4
   13,567    4.384        10/25/23        12,431
           Countrywide Mortgage Backed
           Securities Inc., Series
           1993-D, Class A-11
    6,047    5.796        01/25/09         5,263
           Delta Funding Corp.,
           Interest Only Stripped
           Security, Series 1991-1,
           Class A-4(/1/)
       --   18.000        01/01/06            38
           Donaldson, Lufkin &
           Jenrette
           Mortgage Acceptance Corp.,
           Adjustable Rate, Interest
           Only Stripped Security,
           Series 1995-QE9
       --   18.000        11/25/25           866
           Donaldson, Lufkin &
           Jenrette
           Mortgage Acceptance Corp.,
           Series 1994-Q8, Class 2-A1
    4,367    7.250        05/25/24         4,390
           PNC Mortgage Securities
           Corp.,
           Series 1996-PR1, Class
           A(/1/)
    9,593    8.151        04/28/27         9,889
           Residential Asset
           Securitization Trust
           Series 1997-A8, Class A-3
   12,331    7.000        10/25/27        12,362
           Residential Funding
           Mortgage Securities I,
           Inc., Principal Only
           Stripped Securities,
           Series 1997-S18, Class A-2
    9,986    18.853                        7,766
------------------------------------------------
 TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (Cost $60,834)            $ 61,490
------------------------------------------------

           Description
--------------------------------------------------------
 Principal            Maturity
  Amount     Rate       Date     Value
--------------------------------------------------------
 CORPORATE AND FOREIGN GOVERNMENT
  BONDS--15.0%
 FINANCIAL--1.0%
           General Motors
           Acceptance Corp.
 $  4,285    8.875%   06/01/00  $  5,075
                                --------
 FOREIGN GOVERNMENT BOND--3.2%
           Quebec Province,
           Canada
           Medium Term Note
   15,450    7.220    07/22/36    16,315
                                --------
 INDUSTRIAL--3.0%
           Penney (J.C.) &
           Co., Inc.
   15,000    6.900    08/15/03    15,434
                                --------
 INSURANCE SERVICES--4.7%
           Anthem
           Insurance(/1/)
    6,000    9.000    04/01/27     6,655
           Lumberman's Mutual
           Casualty Co.
    2,000    9.150    07/01/26     2,285
    4,000    8.300    12/01/37     4,085
           Prudential
           Insurance Co.
   10,000    8.300    07/01/25    10,924
                                --------
                                  23,949
                                --------
 SANITARY SERVICES--3.1%
           WMX Technologies
   15,300    7.100    08/01/03    16,066
--------------------------------------------------------
 TOTAL CORPORATE AND FOREIGN
  GOVERNMENT BONDS (Cost
  $73,355)                      $ 76,839
--------------------------------------------------------
 U.S. GOVERNMENT AGENCIES--7.7%
 COLLATERALIZED MORTGAGE OBLIGATIONS--
  7.7%
 FANNIE MAE REMIC TRUST--3.0%
           Series 1991-127,
           Class SA
 $    493   11.658%   09/25/98  $    509
           Series 1996-M4,
           Class A
    6,645    7.750    03/17/17     6,822
           Series 1990-3,
           Class 3-D
      256    8.500    07/25/18       256
           Series 1992-73,
           Class G
      256    7.500    04/25/21     7,574
                                --------
                                  15,161
                                --------
 FANNIE MAE REMIC TRUST
  INTEREST ONLY STRIPPED
 SECURITIES--1.0%
           Series 278, Class 2
       --    7.149    08/01/25     1,704
           Series 1997-20,
           Class IO
       --    9.347    03/25/27     3,387
                                --------
                                   5,091
                                --------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

           Description
----------------------------------------------------
 Principal
  Amount/             Maturity
  Shares     Rate       Date    Value
----------------------------------------------------
                           BOND PORTFOLIO--CONTINUED
 FANNIE MAE REMIC TRUST
  PRINCIPAL ONLY STRIPPED SECURITIES--
  3.7%
           Series 1993-161,
           Class B
 $  2,262    7.770%   10/25/18 $  2,206
           Series 1993-132,
           Class D
    1,947    8.315    10/25/22    1,180
           Series 1993-184,
           Class L
    7,585    6.013    09/25/23    5,386
           Series 1993-205,
           Class EA
    3,150    6.414    09/25/23    2,384
           Series 1994-9,
           Class G
    1,101    6.570    11/25/23    1,061
           Series 1996-14,
           Class PR
    8,892    6.281    01/25/24    6,618
                               --------
                                 18,835
                               --------
 MORTGAGE-BACKED SECURITIES--
  0.0%
 FREDDIE MAC--0.0%
 $      1    6.500%   06/01/04 $      1
----------------------------------------------------
 TOTAL U.S. GOVERNMENT AGEN-
  CIES
  (Cost $36,593)               $ 39,088
----------------------------------------------------
 U.S. GOVERNMENT OBLIGA-
  TIONS--50.3%
 U.S. TREASURY NOTES--17.1%
 $ 35,270    6.750%   05/31/99 $ 35,755
   24,895    6.875    08/31/99   25,334
    3,300    7.750    01/31/00    3,428
   21,075    7.500    02/15/05   23,028
                               --------
                                 87,545
                               --------
 U.S. TREASURY BONDS--33.2%
  108,355    6.625    07/31/01  111,064
   39,245    7.125    02/15/23   44,200
   15,000    6.000    02/15/26   14,763
                               --------
                                170,027
----------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATIONS
  (Cost $250,155)              $257,572
----------------------------------------------------
 PREFERRED STOCKS--3.8%
 AGENCY--2.9%
           Home Ownership
   15,000  Funding Corp.       $ 14,915
                               --------
 REAL ESTATE--0.9%
           Tier One
    4,600  Properties, Inc.       4,558
----------------------------------------------------
 TOTAL PREFERRED STOCKS
  (Cost $19,600)               $ 19,473
----------------------------------------------------

           Description
----------------------------------------
 Principal            Maturity
  Amount     Rate       Date     Value
----------------------------------------
 FLOATING RATE BANK NOTES--5.7%
           Lloyds Bank PLC
 $ 14,950    6.188%   12/15/97  $ 13,446
           Midland Bank PLC
    2,500    6.125    12/29/97     2,150
           National
           Westminster Bank
   15,300    6.000    02/27/98    13,541
----------------------------------------
 TOTAL FLOATING RATE BANK NOTES
  (Cost $28,172)                $ 29,137
----------------------------------------
 SHORT-TERM INVESTMENT--0.1%
           Banco Central
           Hispanoamericano,
           Grand Cayman
 $    659    5.750%   12/01/97  $    659
----------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $659)                   $    659
----------------------------------------
 TOTAL INVESTMENTS--98.4%
  (Cost $488,565)               $503,510
----------------------------------------
 Other assets, less
  liabilities--1.6%                8,159
----------------------------------------
 NET ASSETS--100.0%             $511,669
----------------------------------------
----------------------------------------

(/1/)At November 30, 1997, the Portfolio owned restricted securities valued at approximately $16,582 (3.2% of net assets), with an aggregate cost basis of $16,116. These securities may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in accordance with procedures established by the Trustees.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
-----------------------------------------------------
 Principal               Maturity
  Amount     Rate          Date      Value
-----------------------------------------------------
                          INTERMEDIATE BOND PORTFOLIO
 ASSET-BACKED SECURITIES--5.8%
 AUTOMOTIVE--4.2%
           Olympic Automobile
           Receivables Trust,
           Series 1996-D, Class A-
           4
 $  500      6.050%     08/15/02    $   500
 HOME EQUITY LOANS--1.6%
           IMC Excess Cashflow
           Securities Trust,
           Series 1997-A, Class A
    200      7.410      11/26/28        200
-----------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
  (Cost $699)                       $   700
-----------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--8.4%
           GE Capital Mortgage
           Services, Inc.,
           Series 1997-5, Class A-
           2
 $  500      7.500%     06/25/27    $   504
           Residential Asset
           Securitization Trust,
           Series 1997-A8, Class
           A-3
    500      7.000      10/25/27        501
-----------------------------------------------------
 TOTAL COLLATERALIZED MORTGAGE
  OBLIGATION
  (Cost $998)                       $ 1,005
-----------------------------------------------------
 CORPORATE BONDS--12.8%
 INDUSTRIAL--3.6%
           Penney (J.C.) & Co.,
           Inc.
 $  400      7.400%     04/01/37    $   428
                                    -------
 INSURANCES SERVICES--5.4%
           Lumberman's Mutual
           Casualty Co.
    100      9.150      07/01/26        114
    200      8.300      12/01/37        204
           Prudential Insurance
           Co.
    300      8.300      07/01/25        328
                                    -------
                                        646
                                    -------
 SANITARY SERVICES--3.8%
           WMX Technologies, Inc.
    440      7.100      08/01/03        462
-----------------------------------------------------
 TOTAL CORPORATE BONDS (Cost
  $1,528)                           $ 1,536
-----------------------------------------------------

           Description
---------------------------------------
 Principal            Maturity
  Amount     Rate       Date     Value
---------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--
  51.7%
 U.S. TREASURY NOTES--26.1%
 $1,300      6.750%   05/31/99  $ 1,318
  1,660      7.500    02/15/05    1,814
                                -------
                                  3,132
                                -------
 U.S. TREASURY BOND--25.6%
  3,000      6.625    07/31/01    3,075
---------------------------------------
 TOTAL U.S. GOVERNMENT
  OBLIGATIONS
  (Cost $6,195)                 $ 6,207
---------------------------------------
 FLOATING RATE BANK NOTES--
  10.8%
           Hong Kong and
           Shanghai Bank
 $  500      5.938%   01/16/98  $   395
           Lloyds Bank PLC
    500      6.188    12/15/97      450
           National
           Westminster Bank
    500      6.000    02/27/98      442
---------------------------------------
 TOTAL FLOATING RATE BANK NOTES
  (Cost $1,376)                 $ 1,287
---------------------------------------
 SHORT-TERM INVESTMENTS--9.1%
           Banco Central
           Hispanoamericano,
           Grand Cayman
 $  479      5.750%   12/01/97     $479
           Federal Home Loan
           Bank Discount Note
    610      5.500    12/01/97      610
---------------------------------------
 TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,089)                 $ 1,089
---------------------------------------
 TOTAL INVESTMENTS--98.6%
  (Cost $11,885)                $11,824
---------------------------------------
 Other assets, less liabili-
  ties--1.4%                        173
---------------------------------------
 NET ASSETS--100.0%             $11,997
---------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

                  Description
------------------------------------------------------
  Local Currency                Maturity
 Principal Amount Rate            Date      Value
------------------------------------------------------
                          INTERNATIONAL BOND PORTFOLIO
 DEBT OBLIGATIONS--96.0%
 AUSTRALIAN DOLLAR--3.0%
                  Commonwealth of
                  Australia
       980         10.000%     10/15/02    $   786
                                           -------
 BELGIAN FRANC--2.2%
                  Kingdom of Belgium
    18,275          7.500      07/29/08        574
                                           -------
 BRITISH POUND STERLING--17.3%
                  Abbey National PLC
       825          6.000      08/10/99      1,356
                  BAA PLC
       525          7.875      02/10/07        916
                  Lloyds Bank PLC
       800          7.375      03/11/04      1,365
                  Treasury of Great
                  Britain
       525          7.500      12/07/06        941
                                           -------
                                             4,578
                                           -------
 CANADIAN DOLLAR--5.3%
                  Province of Ontario
     1,050          7.250      09/27/05        799
                  Province of Quebec
       725         10.250      10/15/01        595
                                           -------
                                             1,394
                                           -------
 DANISH KRONE--6.5%
                  Kingdom of Denmark
    10,100          8.000      03/15/06      1,718
                                           -------
 FRENCH FRANC--4.6%
                  Electricite de France
     6,200          8.600      04/09/04      1,232
                                           -------
 GERMAN MARK--15.4%
                  Federal Republic of
                  Germany
     1,795          6.250      01/04/24      1,047
                  LKB Global Bond
     1,500          6.000      05/10/99        870
                  Republic of Austria
     1,670          8.000      01/30/02      1,049
                  Republic of Finland
     1,920          5.500      02/09/01      1,110
                                           -------
                                             4,076
                                           -------
 ITALIAN LIRA--10.0%
                  Republic of Italy
 4,000,000          8.500      04/01/04      2,655
                                           -------
 JAPANESE YEN--15.4%
                  Asian Development Bank
    90,000          5.000      02/05/03        831
                  European Bank for
                  Reconstruction
                  and Development
    95,000          5.875      11/26/99        823

                  Description
----------------------------------------------
  Local Currency             Maturity
 Principal Amount Rate         Date     Value
----------------------------------------------
                  International Bank
                  for Reconstruction
                  and Development
   100,000          4.500%   03/20/03  $   911
                  Japan Development
                  Bank
   160,000          6.500    09/20/01    1,511
                                       -------
                                         4,076
                                       -------
 NETHERLANDS GUILDER--5.5%
                  Kingdom of the
                  Netherlands
     2,615           8.500   03/15/01    1,460
                                       -------
 SPANISH PESETA--4.8%
                  Kingdom of Spain
   120,000          11.300   01/15/02      982
    35,000          10.000   02/28/05      295
                                       -------
                                         1,277
                                       -------
 SWEDISH KRONA--4.3%
                  Kingdom of Sweden
     7,400          10.250   05/05/03    1,144
                                       -------
 UNITED STATES DOLLAR--1.7%
                  U.S. Treasury Bond
       400           7.125   02/15/23      451
----------------------------------------------
 TOTAL DEBT OBLIGATIONS
  (Cost $25,640)                       $25,421
----------------------------------------------
 SHORT-TERM INVESTMENT--0.4%
 United States Dollar
                  Banco Central
                  Hispanoamericano,
                  Grand Cayman
 $     112          5.750%   12/01/97  $   112
----------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost
  $112)                                $   112
----------------------------------------------
 TOTAL INVESTMENTS--96.4%
  (Cost $25,752)                       $25,533
----------------------------------------------
 Other assets, less liabilities--3.6%      941
----------------------------------------------
 NET ASSETS--100.0%                    $26,474
----------------------------------------------
----------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
--------------------------------------------------------------
 Principal                 Maturity
  Amount     Rate            Date      Value
--------------------------------------------------------------
                       SHORT-INTERMEDIATE BOND PORTFOLIO
 ASSET-BACKED SECURITIES--15.8%
 AUTOMOTIVE--6.8%
           Olympic Automobile
           Receivables Trust  Series
           1995-D, Class A-3
 $   756     5.950%      11/15/99     $    757
            Series 1995-A, Class A
   1,569     7.875       07/15/01        1,590
            Series 1996-D, Class A-4
   4,075     6.050       08/15/02        4,073
           Olympic Automobile
           Receivables Trust,
           Interest Only Stripped
           Security
           Series 1995-D, Class I
     --     15.076       01/15/99          474
           Premier Auto Trust
           Series 1994-1, Class A-3
     377     4.750       02/02/00          376
           Western Financial
           Automobile Loan Trust
            Series 1994-4, Class A-1
     728     7.100       01/01/00          732
            Series 1997-A, Class A-3
   5,800     6.500       09/20/01        5,836
                                      --------
                                        13,838
                                      --------
 HOME EQUITY LOAN--1.6%
           Delta Funding Home Equity
           Loan Trust, Interest Only
           Stripped Security
           Series 1997-2, Class AIO
     --      5.657       06/25/27        3,169
                                      --------
 FINANCIAL--7.4%
           California Infrastructure
           PG&E,
           Series 1997-1, Class A-3
   7,250     6.150       06/25/02        7,249
           IMC Excess Cashflow
           Securities Trust,
           Series 1997-A, Class A
   4,000     7.410       11/26/28        3,995
           Southern Pacific Secured
           Asset Corp.
           Series 1997-2, Class AIO
  37,500     5.720       07/25/00        3,747
                                      --------
                                        14,991
--------------------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
  (Cost $33,452)                      $ 31,998
--------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--20.0%
           AAMES Mortgage Trust,
           Interest Only Stripped
           Security
           Series 1997-B, Class AIO
 $   --      5.835%      07/15/00     $  2,425

           Description
--------------------------------------------------------------
 Principal                 Maturity
  Amount     Rate            Date      Value
--------------------------------------------------------------
           Donaldson, Lufkin &
           Jenrette
           Mortgage Acceptance
           Corp.,
            Interest Only Stripped
           Security
            Series 1997-CF2, Class
           CP
 $   --      6.595%      11/15/04     $  6,434
            Series 1994-Q8, Class
           2A1
  1,878      7.250       05/25/24        1,888
           Financial Asset
           Securitization, Inc.,
           Series 1997-NAMC, Class
           FXA-3
   6,074     7.350       04/25/27        6,131
           GE Capital Mortgage
           Services, Inc.,
           Series 1994-15, Class A-
           16
   7,692     6.000       04/25/09        7,419
           PNC Mortgage Securities
           Corp.,
           Series 1996-PR1, Class A
   2,757     8.227       04/28/27        2,842
           Prudential Home Mortgage
           Securities Co.,
           Series 1994-1, Class A-3
   8,513     6.000       02/25/09        8,407
           Residential Asset
           Securitization Trust,
           Series 1997-A8, Class A3
   5,000      7.000      10/25/27        5,013
--------------------------------------------------------------
 TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (Cost $40,719)          $ 40,559
--------------------------------------------------------------
 CORPORATE BONDS--8.0%
 BROKERAGE SERVICES--5.6%
           Donaldson, Lufkin &
           Jenrette, Inc.
           Medium Term Note
 $ 6,500     5.625%      02/15/16     $  6,371
           Salomon Brothers, Inc.
           Medium Term Notes
   3,000     5.500       01/31/98        2,996
   2,000     5.700       02/11/98        1,997
                                      --------
                                        11,364
                                      --------
 ELECTRICAL UTILITY--2.4%
           Tenaga Nasional Berhad
   4,800     7.200       04/29/07        4,787
--------------------------------------------------------------
 TOTAL CORPORATE BONDS (Cost $16,279) $ 16,151
--------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES--4.6%
 COLLATERALIZED MORTGAGE OBLIGATIONS--4.6%
 FANNIE MAE REMIC TRUST--2.2%
           Series 1996-M4, Class A
 $ 4,430     7.750%      03/17/17     $  4,548
                                      --------
 FANNIE MAE REMIC TRUST
  PRINCIPAL ONLY STRIPPED SECURITY--
  0.8%
           Series 1993-161, Class B
     565     7.770       10/25/18          552
           Series 1994-9, Class G
   1,101     6.590       11/25/23        1,062
                                      --------
                                         1,614

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
--------------------------------------------------------------
 Principal            Maturity
  Amount     Rate       Date     Value
--------------------------------------------------------------
                  SHORT-INTERMEDIATE BOND PORTFOLIO--CONTINUED
 FREDDIE MAC REMIC TRUST
  PRINCIPAL ONLY STRIPPED SECU-
  RITY--1.6%
           Series 1571, Class
           BA
 $ 3,280    3.694%    04/15/19  $  3,140
--------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $8,302)                 $  9,302
--------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--
  47.7%
 U.S. TREASURY NOTES--47.7%
 $12,000     6.750%   05/31/99  $ 12,165
  13,675     6.875    08/31/99    13,917
  17,900     7.750    01/31/00    18,594
   4,000     5.500    12/31/00     3,962
  11,890     6.625    06/30/01    12,180
  23,000     6.625    07/31/01    23,575
  12,000     6.250    01/31/02    12,163
--------------------------------------------------------------
 TOTAL U.S. GOVERNMENT
  OBLIGATIONS
  (Cost $95,757)                $ 96,556
--------------------------------------------------------------
 SHORT-TERM INVESTMENT--5.8%
           Banco Central
           Hispanoamericano,
           Grand Cayman
 $11,692     5.750%   12/01/97  $ 11,692
--------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $11,692)                $ 11,692
--------------------------------------------------------------
 TOTAL INVESTMENTS--101.9%
  (Cost $206,201)               $206,258
--------------------------------------------------------------
 Liabilities, less other as-
  sets--(1.9)%                    (3,910)
--------------------------------------------------------------
 NET ASSETS--100.0%             $202,348
--------------------------------------------------------------
--------------------------------------------------------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------

           Description
------------------------------------------------------------------
 Principal                     Maturity
  Amount   Rate                  Date      Value
------------------------------------------------------------------
                     U.S. GOVERNMENT SECURITIES PORTFOLIO
 U.S. GOVERNMENT AGENCIES--69.5%
 COLLATERALIZED MORTGAGE OBLIGATIONS--49.8%
 FREDDIE MAC--14.5%
           Series: 1227, Class G
 $ 4,125     9.199%          05/15/99     $  4,263
           Series: 1296, Class H
   1,781    11.505           07/15/99        1,890
           Series: 1520, Class F
     576     5.650           09/15/04          573
                                          --------
                                             6,726
                                          --------
 FANNIE MAE REMIC TRUST--35.3%
           Series: 1991-127, Class S
   2,171    11.979           09/25/98        2,250
           Series: 1997-M1, Class A
   3,098     6.783           01/17/03        3,126
           Series: 1993-085, Class PD
   2,518     5.500           07/25/03        2,506
           Series 1993-133, Class EZ
   3,845     5.850           02/25/17        3,814
           Series 1996-M4, Class A
   2,953     7.750           03/17/17        3,032
           Series: 1992-2000, Class E
     980     6.250           06/25/17          978
           Series: 1998-14, Class 14-F
     187     9.200           12/25/17          192
           Series: 1997-20, Class IO,
           Interest Only Stripped
           Security
      --     9.347           03/25/27          550
                                          --------
                                            16,448
                                          --------
 MORTGAGE-BACKED SECURITIES--15.3%
 FREDDIE MAC--0.9%
           Pool #410092
 $   413     7.837%          11/01/24     $    427
                                          --------
 FANNIE MAE--6.3%
           Pool #124945
   2,811     7.752           01/01/31        2,939
                                          --------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 POOL NUMBER TO BE ASSIGNED*--8.1%
   3,750     5.500           12/30/27        3,748
                                          --------
                                             7,114
                                          --------
 AGENCY OBLIGATIONS--4.4%
 FREDDIE MAC--1.1%
 $   500     7.130%          06/30/05     $    500
                                          --------
 TENNESSEE VALLEY AUTHORITY NOTE--3.3%
   1,500     6.235           07/15/45        1,536
                                          --------
                                             2,036
------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $32,182)                          $ 32,324
------------------------------------------------------------------

           Description
-----------------------------------------
 Principal            Maturity
  Amount   Rate         Date     Value
-----------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--28.5%
 U.S. TREASURY BOND--8.8%
 $ 4,000     6.625%   07/31/01 $   4,100
                               ---------
 U.S. TREASURY NOTE--19.7%
   9,000     6.250    01/31/02     9,122
-----------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATIONS
  (Cost $13,059)               $  13,222
-----------------------------------------
 SHORT-TERM INVESTMENT--9.1%
           Federal Home Loan Bank
           Discount Note
 $ 4,250     5.500%   12/01/97 $   4,248
-----------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $4,250)                $   4,248
-----------------------------------------
 TOTAL INVESTMENTS--107.1%
  (Cost $49,491)               $  49,794
-----------------------------------------
 Liabilities, less other as-
  sets--(7.1)%                    (3,291)
-----------------------------------------
 NET ASSETS--100.0%            $  46,503
-----------------------------------------
-----------------------------------------

*The Portfolio may purchase securities with delivery or payments to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the value of the securites purchased. At November 30, 1997, the Portfolio had a purchase commitment outstanding of approximately $3,748 (8.1% of net assets), with a corresponding amount of assets segregated.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
------------------------------------------------------
 Principal            Maturity
  Amount    Rate        Date    Value
------------------------------------------------------
                         U.S. TREASURY INDEX PORTFOLIO
 U.S. GOVERNMENT OBLIGATIONS--97.3%
 U.S. TREASURY NOTES--66.4%
 $ 3,000     5.250%   02/28/99 $  2,990
   3,900     9.125    05/15/99    4,080
     850     7.875    11/15/99      882
   3,800     7.750    01/30/00    3,947
   4,100     6.500    05/31/01    4,183
   1,800     7.550    11/15/01    1,902
   3,400     6.250    02/15/03    3,458
     800     5.750    08/15/03      795
   1,300     6.250    02/15/07    1,331
                               --------
                                 23,568
                               --------
 U.S. TREASURY BONDS--30.9%
     435    13.875    05/15/11      659
     660    14.000    11/15/11    1,022
     490    13.250    05/15/14      778
   2,350     7.250    05/15/16    2,643
     900     8.125    05/15/21    1,120
   1,900     8.000    11/15/21    2,340
   2,400     6.250    02/15/23    2,439
                               --------
                                 11,001
------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATIONS
  (Cost $33,630)                 34,569
------------------------------------------------------
 SHORT-TERM INVESTMENT--1.5%
           Federal Home Loan Bank
           Discount Note
 $  535      5.500%   12/01/97 $    535
------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $535)                  $    535
------------------------------------------------------
 TOTAL INVESTMENTS--98.8%
  (Cost $34,165)               $ 35,104
------------------------------------------------------
 Other assets, less
  liabilities--1.2%                 442
------------------------------------------------------
 NET ASSETS--100.0%            $ 35,546
------------------------------------------------------
------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1997
(All amounts in thousands, except net asset value per unit)

                                                                  Short-       U.S.      U.S.
                                    Intermediate International Intermediate Government Treasury
                            Bond        Bond         Bond          Bond     Securities   Index
                          Portfolio  Portfolio     Portfolio    Portfolio   Portfolio  Portfolio
------------------------------------------------------------------------------------------------
ASSETS:
Investments in securi-
ties, at cost             $488,565    $11,885       $25,752      $206,201    $49,491    $34,165
------------------------------------------------------------------------------------------------
Investments in securi-
ties, at value            $503,510    $11,824       $25,533      $206,258    $49,794    $35,104
Cash and foreign curren-
cies                         1,254         49            44            21          5        136
Receivables:
 Interest                    7,509        163           894         3,345        469        337
 Fund units sold                 7         --            --           301         --         --
 Investment securities
  sold                          --         --            --            --         13         --
 Foreign tax reclaims           --         --            17            --         --         --
 Administrator                  29         --             7            17          4          7
Deferred organization
costs, net                       2         23            21             2          5          2
Other assets                     6         --             4             2         18          3
------------------------------------------------------------------------------------------------
TOTAL ASSETS               512,317     12,059        26,520       209,946     50,308     35,589
------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
 Fund units redeemed           408         --            --           254         31         18
 Investment securities
  purchased                     --         --            --         7,249      3,727         --
Accrued expenses:
 Advisory fees                 101          2            15            43         14          4
 Administration fees            41          1             3            17          5          3
 Transfer agent fees             8         --            --             2          1         --
 Custodian fees                  5          2             5             3          2          2
Other liabilities               85         57            23            30         25         16
------------------------------------------------------------------------------------------------
TOTAL LIABILITIES              648         62            46         7,598      3,805         43
------------------------------------------------------------------------------------------------
NET ASSETS                $511,669    $11,997       $26,474      $202,348    $46,503    $35,546
------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Paid-in capital           $494,296    $12,060       $26,344      $202,009    $46,371    $35,606
Accumulated undistrib-
 uted net investment in-
 come                          338         19            38            56         --         56
Accumulated net realized
 gains (losses) on
 investments, forward
 foreign currency
 contracts and foreign
 currency transactions       2,090        (21)          313           226       (171)    (1,055)
Net unrealized
 appreciation
 (depreciation) on
 investments, forward
 foreign currency
 contracts and foreign
 currency transactions      14,945        (61)         (219)           57        303        939
Net unrealized losses on
 translation of other
 assets and liabilities
 denominated in foreign
 currencies                     --         --            (2)           --         --         --
------------------------------------------------------------------------------------------------
NET ASSETS                $511,669    $11,997       $26,474      $202,348    $46,503    $35,546
------------------------------------------------------------------------------------------------
Total units outstanding
(no par value), unlim-
ited units authorized
 Class A                    21,851        603         1,310         9,892      2,154      1,626
 Class C                     2,400         --            --            --        156         --
 Class D                        29         --             5            44         16         82
------------------------------------------------------------------------------------------------
Net asset value, offer-
ing and redemption price
per unit
 Class A                  $  21.08    $ 19.89       $ 20.13      $  20.36    $ 19.99    $ 20.81
 Class C                  $  21.07         --            --            --    $ 19.98         --
 Class D                  $  21.05         --       $ 20.06      $  20.31    $ 19.94    $ 20.77
------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1997
(All amounts in thousands)

                                                                  Short-       U.S.      U.S.
                                    Intermediate International Intermediate Government Treasury
                            Bond        Bond         Bond          Bond     Securities   Index
                          Portfolio Portfolio(a)   Portfolio    Portfolio   Portfolio  Portfolio
------------------------------------------------------------------------------------------------
INTEREST INCOME:           $30,512      $216         $1,886(b)   $13,800      $5,345    $1,937
------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees     2,607        21            258        1,029         515       117
Administration fees            529         3             56          244         138        46
Transfer agent fees             75         1              3           18          12         5
Registration fees               57        33             20           37          23        24
Unitholder servicing
 fees                           53        --             --            1           6         3
Custodian fees                  48         7             68           30          22        21
Professional fees               18         4              4            7           4         4
Amortization of deferred
 organization costs             13         2             16           13          13        13
Trustee fees and ex-
 penses                         11         1              2            4           2         2
Other                           21         6              9           11           8         8
------------------------------------------------------------------------------------------------
TOTAL EXPENSES               3,432        78            436        1,394         743       243
Less voluntary waivers
 of:
 Investment advisory
  fees                      (1,521)      (12)           (57)        (600)       (300)      (73)
 Administration fees           (94)       --            (19)         (72)        (53)      (17)
Less: Expenses reimburs-
 able by Administrator        (166)      (54)           (82)        (102)        (71)      (72)
------------------------------------------------------------------------------------------------
Net expenses                 1,651        12            278          620         319        81
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME       28,861       204          1,608       13,180       5,026     1,856
Net realized gains
 (losses) on:
 Investment transactions     3,869       (21)           305         (623)         76       (56)
 Forward foreign cur-
  rency contracts               --        --           (130)          --          --        --
 Foreign currency trans-
  actions                       --        --            (78)          --          --        --
Net change in unrealized
 appreciation (deprecia-
 tion) on investments,
 forward foreign cur-
 rency contracts and
 foreign currency
 transactions                4,710       (61)        (2,827)      (2,110)        (46)      382
Net change in unrealized
 gains on translation of
 other assets and lia-
 bilities denominated in
 foreign currencies             --        --              3           --          --        --
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS           $37,440      $122        $(1,119)     $10,447      $5,056    $2,182
------------------------------------------------------------------------------------------------

(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.
(b) Net of $22 in non-reclaimable foreign withholding taxes.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1997 and 1996
(All amounts in thousands)

                                                  Intermediate
                                    Bond              Bond      International
                                  Portfolio        Portfolio   Bond Portfolio
                              ------------------  ------------ ----------------
                                1997      1996      1997 (a)    1997     1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
 Net investment income        $ 28,861  $ 21,225    $   204    $ 1,608  $ 1,892
 Net realized gains (losses)
  on investments, forward
  foreign currency contracts
  and foreign currency
  transactions                   3,869     2,094        (21)        97      976
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, forward
  foreign currency contracts
  and foreign currency
  transactions                   4,710    (3,905)       (61)    (2,827)      20
 Net change in unrealized
  gains on translations of
  other assets and
  liabilities denominated in
  foreign currencies                --        --         --          3        6
--------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 operations                     37,440    19,414        122     (1,119)   2,894
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A
 UNITHOLDERS FROM:
 Net investment income         (25,700)  (20,213)      (185)    (1,390)  (2,300)
 Net realized gain on
  investment transactions           --        --         --       (520)      --
 Return of capital                  --      (556)        --         --       --
--------------------------------------------------------------------------------
Total distributions to Class
 A unitholders                 (25,700)  (20,769)      (185)    (1,910)  (2,300)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C
 UNITHOLDERS FROM:
 Net investment income          (2,140)     (264)        --         --       --
 Return of capital                  --        (7)        --         --       --
--------------------------------------------------------------------------------
Total distributions to Class
 C unitholders                  (2,140)     (271)        --         --       --
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D
 UNITHOLDERS FROM:
 Net investment income             (23)       (8)        --         (3)      (1)
 Net realized gain on
  investment transactions           --        --         --         (1)      --
 Return of capital                  --        (1)        --         --       --
--------------------------------------------------------------------------------
Total distributions to Class
 D unitholders                     (23)       (9)        --         (4)      (1)
--------------------------------------------------------------------------------
CLASS A UNIT TRANSACTIONS:
 Proceeds from the sale of
  units                        155,583   143,593     11,875      1,168    5,918
 Reinvested distributions       22,888    18,565        185      1,525    1,747
 Cost of units redeemed        (92,369)  (79,885)        --     (7,465)  (6,747)
--------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 Class A unit transactions      86,102    82,273     12,060     (4,772)     918
--------------------------------------------------------------------------------
CLASS C UNIT TRANSACTIONS:
 Proceeds from the sale of
  units                         60,626     4,311         --         --       --
 Reinvested distributions        2,140       271         --         --       --
 Cost of units redeemed        (21,561)   (1,032)        --         --       --
--------------------------------------------------------------------------------
Net increase in net assets
 resulting from Class C unit
 transactions                   41,205     3,550         --         --       --
--------------------------------------------------------------------------------
CLASS D UNIT TRANSACTIONS:
 Proceeds from the sale of
  units                            657       127         --         47       41
 Reinvested distributions           22         9         --          4        1
 Cost of units redeemed           (306)      (37)        --         (7)      --
--------------------------------------------------------------------------------
Net increase in net assets
 resulting from Class D unit
 transactions                      373        99         --         44       42
--------------------------------------------------------------------------------
Net increase (decrease)        137,257    84,287     11,997     (7,761)   1,553
Net assets--beginning of
 year                          374,412   290,125         --     34,235   32,682
--------------------------------------------------------------------------------
NET ASSETS--END OF YEAR       $511,669  $374,412    $11,997    $26,474  $34,235
--------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED
 NET INVESTMENT INCOME:       $    338  $     --    $    19    $    38  $    31
--------------------------------------------------------------------------------

(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED
For the Years Ended November 30, 1997 and 1996
(All amounts in thousands)

                              Short-          U.S. Government
                         Intermediate Bond       Securities        U.S. Treasury
                             Portfolio           Portfolio        Index Portfolio
                         ------------------  -------------------  -----------------
                           1997      1996      1997       1996      1997     1996
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS:
 Net investment income   $ 13,180  $  9,828  $   5,026  $  4,572  $  1,856  $ 1,035
 Net realized gains
  (losses) on
  investments                (623)      392         76       (58)      (56)      91
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments              (2,110)   (1,308)       (46)     (201)      382     (239)
------------------------------------------------------------------------------------
Net increase in net
 assets resulting from
 operations                10,447     8,912      5,056     4,313     2,182      887
------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS
 A UNITHOLDERS FROM:
 Net investment income    (12,516)   (9,596)    (4,820)   (4,393)   (1,746)  (1,005)
 Net realized gain on
  investment
  transactions               (414)       --         --        --        --       --
------------------------------------------------------------------------------------
Total distributions to
 Class A unitholders      (12,930)   (9,596)    (4,820)   (4,393)   (1,746)  (1,005)
------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS
 C UNITHOLDERS FROM:
 Net investment income         --        --       (204)     (159)       --       --
------------------------------------------------------------------------------------
Total distributions to
 Class C unitholders           --        --       (204)     (159)       --       --
------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS
 D UNITHOLDERS FROM:
 Net investment income        (39)       (3)       (17)       (9)      (79)     (26)
 Net realized gain on
  investment
  transactions                 (1)       --         --        --        --       --
------------------------------------------------------------------------------------
Total distributions to
 Class D unitholders          (40)       (3)       (17)       (9)      (79)     (26)
------------------------------------------------------------------------------------
CLASS A UNIT
 TRANSACTIONS:
 Proceeds from the sale
  of units                121,515    69,730     68,991   104,606    20,990   13,176
 Reinvested
  distributions            11,648     8,697      4,525     4,198     1,197      746
 Cost of units redeemed   (82,865)  (82,742)  (122,819)  (72,555)  (14,944)  (5,169)
------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets
 resulting from Class A
 unit transactions         50,298    (4,315)   (49,303)   36,249     7,243    8,753
------------------------------------------------------------------------------------
CLASS C UNIT
 TRANSACTIONS:
 Proceeds from the sale
  of units                     --        --      1,328     4,695        --       --
 Reinvested
  distributions                --        --        204       159        --       --
 Cost of units redeemed        --        --     (1,940)   (1,298)       --       --
------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets
 resulting from Class C
 unit transactions             --        --       (408)    3,556        --       --
------------------------------------------------------------------------------------
CLASS D UNIT
 TRANSACTIONS:
 Proceeds from the sale
  of units                    638       328        111       210     1,106      592
 Reinvested
  distributions                27         3          6         8        40       26
 Cost of units redeemed      (110)       (2)       (29)      (60)     (321)     (66)
------------------------------------------------------------------------------------
Net increase in net
 assets resulting from
 Class D unit
 transactions                 555       329         88       158       825      552
------------------------------------------------------------------------------------
Net increase (decrease)    48,330    (4,673)   (49,608)   39,715     8,425    9,161
Net assets--beginning
 of year                  154,018   158,691     96,111    56,396    27,121   17,960
------------------------------------------------------------------------------------
NET ASSETS--END OF YEAR  $202,348  $154,018  $  46,503  $ 96,111  $ 35,546  $27,121
------------------------------------------------------------------------------------
ACCUMULATED
 UNDISTRIBUTED NET
 INVESTMENT INCOME:      $     56  $     45  $      --  $     75  $     56  $    25
------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BOND PORTFOLIO

                                                Class A
                              -------------------------------------------------
                                1997      1996      1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $  20.77  $  20.96  $  18.29  $  20.70   $  20.00
Income (loss) from invest-
 ment operations:
 Net investment income            1.34      1.29      1.17      1.42       1.42
 Net realized and unrealized
  gain (loss)                     0.29     (0.19)     2.66     (2.21)      0.66
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations              1.63      1.10      3.83     (0.79)      2.08
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income           (1.32)    (1.26)    (1.14)    (1.46)     (1.38)
 Net realized gain                 --        --        --      (0.15)       --
 Return of capital                 --      (0.03)    (0.02)    (0.01)       --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                     (1.32)    (1.29)    (1.16)    (1.62)     (1.38)
--------------------------------------------------------------------------------
Net increase (decrease)           0.31     (0.19)     2.67     (2.41)      0.70
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $  21.08  $  20.77  $  20.96  $  18.29   $  20.70
--------------------------------------------------------------------------------
Total return (d)                  8.17%     5.57%    21.55%    (4.04)%    10.60%
Ratio to average net assets
 of (e):
 Expenses, net of waivers
  and reimbursements              0.36%     0.36%     0.36%     0.36%      0.36%
 Expenses, before waivers
  and reimbursements              0.77%     0.84%     0.84%     0.87%      0.92%
 Net investment income, net
  of waivers and reimburse-
  ments                           6.66%     6.39%     5.94%     7.31%      7.84%
 Net investment income, be-
  fore waivers and reim-
  bursements                      6.25%     5.91%     5.46%     6.80%      7.28%
Portfolio turnover rate          76.30%   101.38%    74.19%   103.09%     89.06%
Net assets at end of year
 (in thousands)               $460,514  $366,850  $286,301  $257,391   $245,112
--------------------------------------------------------------------------------

                                  Class C                      Class D
                          -------------------------  -------------------------------
                           1997     1996    1995 (b)  1997    1996    1995   1994 (c)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 20.78  $ 20.96  $ 20.21  $20.76  $20.94  $18.29  $18.74
Income (loss) from in-
 vestment operations:
 Net investment income       1.29     1.25     0.47    1.24    1.22    1.08    0.28
 Net realized and
  unrealized gain (loss)     0.28    (0.18)    0.74    0.30   (0.18)   2.66   (0.45)
-------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.57     1.07     1.21    1.54    1.04    3.74   (0.17)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (1.28)   (1.22)   (0.45)  (1.25)  (1.19)  (1.09)  (0.28)
 Return of capital            --     (0.03)   (0.01)    --    (0.03)     -       -
-------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.28)   (1.25)   (0.46)  (1.25)  (1.22)  (1.09)  (0.28)
-------------------------------------------------------------------------------------
Net increase (decrease)      0.29    (0.18)    0.75    0.29   (0.18)   2.65   (0.45)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 21.07  $ 20.78  $ 20.96  $21.05  $20.76  $20.94  $18.29
-------------------------------------------------------------------------------------
Total return (d)             7.88%    5.33%    6.08%   7.74%   5.17%  21.06%  (0.94)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements     0.60%    0.60%    0.60%   0.75%   0.75%   0.75%   0.75%
 Expenses, before waiv-
  ers and reimbursements     1.01%    1.08%    1.08%   1.16%   1.23%   1.23%   1.26%
 Net investment income,
  net of waivers and re-
  imbursements               6.39%    6.09%    5.59%   6.27%   5.99%   5.48%   6.31%
 Net investment income,
  before waivers and re-
  imbursements               5.98%    5.61%    5.11%   5.86%   5.51%   5.00%   5.80%
Portfolio turnover rate     76.30%  101.38%   74.19%  76.30% 101.38%  74.19% 103.09%
Net assets at end of
 year (in thousands)      $50,554  $ 7,342  $ 3,704  $  601  $  220  $  120  $   15
-------------------------------------------------------------------------------------

(a)For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b)For the period July 3, 1995 (Class C units issue date) through November 30, 1995.
(c)For the period September 14, 1994 (Class D units issue date) through November 30, 1994.
(d)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e)Annualized for periods less than a full year.


See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Year Ended November 30,
INTERMEDIATE BOND PORTFOLIO

                                                          Class A
                                                          --------
                                                          1997 (a)
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $ 20.00
Income (loss) from investment operations:
 Net investment income                                       0.38
 Net realized and unrealized loss                           (0.15)
------------------------------------------------------------------
Total income from investment operations                      0.23
------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                                      (0.34)
------------------------------------------------------------------
Total distributions to unitholders                          (0.34)
------------------------------------------------------------------
Net decrease                                                (0.11)
------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $ 19.89
------------------------------------------------------------------
Total return (b)                                             1.17%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimbursements                 0.36%
 Expenses, before waivers and reimbursements                 2.28%
 Net investment income, net of waivers and reimbursements    5.87%
 Net investment income, before waivers and reimbursements    3.95%
Portfolio turnover rate                                     56.99%
Net assets at end of year (in thousands)                  $11,997
------------------------------------------------------------------

(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
INTERNATIONAL BOND PORTFOLIO

                                      Class A                        Class D
                          -----------------------------------  -----------------------
                           1997      1996     1995    1994(a)   1997     1996   1995(b)
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 22.16   $ 21.74  $ 19.93  $ 20.00  $22.14   $21.74  $22.17
Income (loss) from in-
 vestment operations:
 Net investment income       1.02      1.54     1.26     0.79    0.97     1.37    0.02
 Net realized and
  unrealized gain (loss)    (1.70)     0.43     2.28     0.01   (1.72)    0.51   (0.08)
---------------------------------------------------------------------------------------
Total income (loss) from
 investment operations      (0.68)     1.97     3.54     0.80   (0.75)    1.88   (0.06)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income
  (c)                       (1.01)    (1.55)   (1.73)   (0.87)  (0.99)   (1.48)  (0.37)
 Net realized gain          (0.34)      --       --       --    (0.34)     --      --
---------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.35)    (1.55)   (1.73)   (0.87)  (1.33)   (1.48)  (0.37)
---------------------------------------------------------------------------------------
Net increase (decrease)     (2.03)     0.42     1.81    (0.07)  (2.08)    0.40   (0.43)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 20.13   $ 22.16  $ 21.74  $ 19.93  $20.06   $22.14  $21.74
---------------------------------------------------------------------------------------
Total return (d)            (3.02)%    9.47%   18.20%    4.03%  (3.38)%   9.04% (0.30)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements     0.96%     0.96%    0.96%    0.96%   1.35%    1.35%   1.35%
 Expenses, before waiv-
  ers and reimbursements     1.52%     1.58%    1.47%    1.49%   1.91%    1.97%   1.86%
 Net investment income,
  net of waivers and re-
  imbursements               5.61%     5.91%    5.92%    5.93%   5.36%    5.67%   3.26%
 Net investment income,
  before waivers and re-
  imbursements               5.05%     5.29%    5.41%    5.40%   4.80%    5.05%   2.75%
Portfolio turnover rate     29.29%    33.89%   54.46%   88.65%  29.29%   33.89%  54.46%
Net assets at end of
 year (in thousands)      $26,383   $34,183  $32,673  $26,947  $   91   $   52  $    9
---------------------------------------------------------------------------------------

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.
(b) For the period November 20, 1995 (Class D units issue date) through November 30, 1995.
(c) Distributions to unitholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
SHORT-INTERMEDIATE BOND PORTFOLIO

                                            Class A                                  Class D
                          -----------------------------------------------  -------------------------------
                            1997      1996      1995     1994    1993 (a)   1997    1996    1995   1994 (b)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $  20.70  $  20.73  $  19.53  $ 20.33  $  20.00  $20.66  $20.71  $19.53  $19.82
Income (loss) from in-
 vestment operations:
 Net investment income        1.46      1.14      1.02     0.97      0.85    1.43    1.07    0.94    0.23
 Net realized and
  unrealized gain (loss)     (0.29)    (0.01)     1.19    (0.80)     0.31   (0.34)  (0.02)   1.18   (0.29)
-----------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations        1.17      1.13      2.21     0.17      1.16    1.09    1.05    2.12   (0.06)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (1.46)    (1.16)    (1.01)   (0.97)    (0.83)  (1.39)  (1.10) (0.94)  (0.23)
 Net realized gain           (0.05)      --        --       --        --    (0.05)    --      --      --
-----------------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                 (1.51)    (1.16)    (1.01)   (0.97)    (0.83)  (1.44)  (1.10)  (0.94)  (0.23)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)      (0.34)    (0.03)     1.20    (0.80)     0.33   (0.35)  (0.05)  (1.18)  (0.29)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $  20.36  $  20.70  $  20.73  $ 19.53  $  20.33  $20.31  $20.66  $20.71  $19.53
-----------------------------------------------------------------------------------------------------------
Total return (c)              5.95%     5.68%    11.58%    0.84%     5.90%   5.54%   5.22%  11.09%  (0.30)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements      0.36%     0.36%     0.36%    0.36%     0.36%   0.75%   0.75%   0.75%   0.75%
 Expenses, before waiv-
  ers and reimbursements      0.81%     0.88%     0.91%    0.95%     1.00%   1.20%   1.27%   1.30%   1.34%
 Net investment income,
  net of waivers and re-
  imbursements                7.68%     5.83%     5.14%    4.84%     4.79%   7.48%   4.96%   4.85%   4.42%
 Net investment income,
  before waivers and re-
  imbursements                7.23%     5.31%     4.59%    4.25%     4.15%   7.03%   4.44%   4.30%   3.83%
Portfolio turnover rate      48.49%    47.68%    54.68%   48.67%    19.48%  48.49%  47.68%  54.68%  48.67%
Net assets at end of
 year (in thousands)      $201,457  $153,675  $158,678  $96,209  $107,550  $  891  $  343  $   13  $    1
-----------------------------------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period September 14, 1994 (Class D units issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.


See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
U.S. GOVERNMENT SECURITIES PORTFOLIO

                                               Class A
                             --------------------------------------------------
                              1997       1996       1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                     $ 20.07   $  20.08   $  19.05  $  20.07   $  20.00
Income (loss) from invest-
 ment operations:
 Net investment income          1.21       1.02       1.05      0.91       0.55
 Net realized and
  unrealized gain (loss)       (0.07)     (0.01)      1.02     (1.02)      0.05
--------------------------------------------------------------------------------
Total income (loss) from
 investment operations          1.14       1.01       2.07     (0.11)      0.60
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income         (1.22)     (1.02)     (1.04)    (0.91)     (0.53)
--------------------------------------------------------------------------------
Total distributions to
 unitholders                   (1.22)     (1.02)     (1.04)    (0.91)     (0.53)
--------------------------------------------------------------------------------
Net increase (decrease)        (0.08)     (0.01)      1.03     (1.02)      0.07
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                        $ 19.99   $  20.07   $  20.08  $  19.05   $  20.07
--------------------------------------------------------------------------------
Total return (d)                5.93%      5.15%     11.18%    (0.57)%     3.00%
Ratio to average net assets
 of (e):
 Expenses, net of waivers
  and reimbursements            0.36%      0.36%      0.36%     0.36%      0.43%
 Expenses, before waivers
  and reimbursements            0.85%      0.94%      1.09%     1.12%      1.18%
 Net investment income, net
  of waivers and reimburse-
  ments                         5.86%      5.22%      5.43%     4.62%      4.18%
 Net investment income, be-
  fore waivers and reim-
  bursements                    5.37%      4.64%      4.70%     3.86%      3.43%
Portfolio turnover rate        95.73%    119.75%    141.14%    45.55%     20.59%
Net assets at end of year
 (in thousands)              $43,073    $92,351    $56,329   $25,293    $32,479
--------------------------------------------------------------------------------

                                 Class C                  Class D
                              ----------------  -------------------------------
                               1997    1996 (b)  1997    1996    1995   1994 (c)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $20.06   $20.13   $20.03  $20.04  $19.05  $19.43
Income (loss) from invest-
 ment operations:
 Net investment income          1.14     0.91     1.16    0.96    0.96    0.22
 Net realized and unrealized
  gain (loss)                  (0.04)   (0.12)   (0.10)  (0.03)   1.00   (0.38)
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations            1.10     0.79     1.06    0.93    1.96   (0.16)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income         (1.18)   (0.86)   (1.15)  (0.94)  (0.97)  (0.22)
--------------------------------------------------------------------------------
Total distributions to
 unitholders                   (1.18)   (0.86)   (1.15)  (0.94)  (0.97)  (0.22)
--------------------------------------------------------------------------------
Net increase (decrease)        (0.08)   (0.07)   (0.09)  (0.01)   0.99   (0.38)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $19.98   $20.06   $19.94  $20.03  $20.04  $19.05
--------------------------------------------------------------------------------
Total return (d)                5.67%    4.05%    5.52%   4.77%  10.66%  (0.90)%
Ratio to average net assets
 of (e):
 Expenses, net of waivers
  and reimbursements            0.60%    0.60%    0.75%   0.75%   0.75%   0.75%
 Expenses, before waivers
  and reimbursements            1.09%    1.18%    1.24%   1.33%   1.48%   1.51%
 Net investment income, net
  of waivers and reimburse-
  ments                         5.63%    4.97%    5.50%   4.83%   5.08%   4.65%
 Net investment income, be-
  fore waivers and reim-
  bursements                    5.14%    4.39%    5.01%   4.25%   4.35%   3.89%
Portfolio turnover rate        95.73%  119.75%   95.73% 119.75% 141.14%  45.55%
Net assets at end of year
 (in thousands)               $3,118   $3,535   $  312  $  225  $   67  $   13
--------------------------------------------------------------------------------

(a) For the period April 5, 1993 (commencement of operations) through November 30, 1993.
(b) For the period December 29, 1995 (Class C units issue date) through November 30, 1996.
(c) For the period September 15, 1994 (Class D units issue date) through November 30, 1994.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
U.S. TREASURY INDEX PORTFOLIO

                                          Class A                                   Class D
                          ---------------------------------------------  --------------------------------
                           1997     1996     1995     1994     1993 (a)   1997    1996    1995   1994 (b)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 20.60  $ 20.78  $ 18.77  $ 21.05   $ 20.00   $20.57  $20.75  $18.77   $18.80
Income (loss) from in-
 vestment operations:
 Net investment income       1.26     1.19     1.11     1.15      0.95     1.20    1.17    1.00     0.09
 Net realized and
  unrealized gain (loss)     0.20    (0.18)    2.01    (1.93)     1.02     0.18   (0.24)   2.03    (0.03)
---------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.46     1.01     3.12    (0.78)     1.97     1.38    0.93    3.03     0.06
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (1.25)   (1.19)   (1.11)   (1.14)    (0.92)   (1.18)  (1.11)  (1.05)   (0.09)
 Net realized gain             --       --       --    (0.36)       --       --      --      --       --
---------------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.25)   (1.19)   (1.11)   (1.50)    (0.92)   (1.18)  (1.11)  (1.05)   (0.09)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)      0.21    (0.18)    2.01    (2.28)     1.05     0.20   (0.18)   1.98    (0.03)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 20.81  $ 20.60  $ 20.78  $ 18.77   $ 21.05   $20.77  $20.57  $20.75   $18.77
---------------------------------------------------------------------------------------------------------
Total return (c)             7.44%    5.10%   16.95%   (3.80)%    9.94%    7.03%   4.72%  16.43%    0.37%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements     0.26%    0.26%    0.26%    0.26%     0.26%    0.65%   0.65%   0.65%    0.65%
 Expenses, before waiv-
  ers and reimbursements     0.82%    1.04%    0.89%    0.79%     0.83%    1.21%   1.43%   1.28%    1.18%
 Net investment income,
  net of waivers and
  reimbursements             6.36%    5.93%    5.09%    5.60%     5.11%    6.07%   5.57%   5.41%    6.05%
 Net investment income,
  before waivers and
  reimbursements             5.80%    5.15%    4.46%    5.07%     4.54%    5.51%   4.79%   4.78%    5.52%
Portfolio turnover rate     72.61%   42.49%   80.36%   52.80%    77.75%   72.61%  42.49%  80.36%   52.80%
Net assets at end of
 year (in thousands)      $33,839  $26,273  $17,674  $37,305   $71,456   $1,707  $  848  $  286   $   --
---------------------------------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period November 16, 1994 (Class D units issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)


 Shares Description                                     Value
--------------------------------------------------------------
                               BALANCED PORTFOLIO
 COMMON STOCKS--57.1%
 BANKING--1.2%
 13,200 Banc One Corp.                                 $   678
                                                       -------
 BROKERAGE AND FINANCIAL SERVICES--1.4%
 21,000 Schwab (Charles) Corp.                             810
                                                       -------
 COMMUNICATIONS--3.9%
 20,600 Ameritech Corp.                                  1,587
  4,000 Lucent Technologies                                321
  9,000 Snyder Communications Inc.                         305
                                                       -------
                                                         2,213
                                                       -------
 COMPUTERS AND OFFICE MACHINES--4.3%
 11,300 Cisco Systems, Inc.*                               975
  6,600 Hewlett-Packard Co.                                403
  7,300 Microsoft Corp.                                  1,033
                                                       -------
                                                         2,411
                                                       -------
 CONSUMER PRODUCTS--3.2%
  4,500 Gillette Co.                                       415
  9,800 Procter & Gamble Co.                               748
 22,700 Staples, Inc.                                      640
                                                       -------
                                                         1,803
                                                       -------
 CREDIT INSTITUTIONS--0.7%
 14,000 MBNA Corp.                                         371
                                                       -------
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--6.0%
  5,500 Emerson Electric Co.                               303
 19,400 General Electric Co.                             1,430
  9,700 Intel Corp.                                        753
 10,300 Linear Technology Corp.                            663
  7,000 Solectron Corp.                                    255
                                                       -------
                                                         3,404
                                                       -------
 FOOD AND BEVERAGE--2.8%
  5,000 Coca-Cola (The) Co.                                313
 14,400 PepsiCo, Inc.                                      531
 17,700 Philip Morris Cos., Inc.                           770
                                                       -------
                                                         1,614
                                                       -------
 HEALTH SERVICES--6.3%
  6,000 Cardinal Health, Inc.                              455
 37,950 Health Management Associates, Inc., Class A*       930
 11,000 Health South Rehabilitation Corp.                  289
 13,200 Johnson & Johnson Co.                              831
 15,400 Medtronic, Inc.                                    735
 11,000 Omnicare, Inc.                                     318
                                                       -------
                                                         3,558
                                                       -------
 INSURANCE SERVICES--2.9%
  8,100 American International Group, Inc.                 817
 13,400 MBIA, Inc.                                         843
                                                       -------
                                                         1,660
                                                       -------

  Shares/
 Principal
  Amount   Description                              Value
----------------------------------------------------------
 MORTGAGE AGENCIES--1.7%
 17,900    Fannie Mae                              $   945
                                                   -------
 OIL AND GAS--5.9%
  6,600    Chevron Corp.                               529
 13,400    Exxon Corp.                                 817
 14,800    Royal Dutch Petroleum Co. ADR               780
 14,600    Schlumberger Ltd. ADR                     1,202
                                                   -------
                                                     3,328
                                                   -------
 PHARMACEUTICALS--3.5%
  2,800    Bristol-Myers Squibb Co.                    262
  9,400    Merck & Co., Inc.                           889
  6,000    Warner-Lambert Co.                          839
                                                   -------
                                                     1,990
                                                   -------
 PROFESSIONAL SERVICE--4.8%
  6,000    Accustaff                                   177
 14,400    Cintas Corp.                                560
  6,800    Computer Sciences Corp.*                    538
 12,000    Newell Co.                                  490
 19,050    Oracle Systems Corp.*                       635
  8,000    Paychex, Inc.                               328
                                                   -------
                                                     2,728
                                                   -------
 RECREATION AND LEISURE SERVICES--0.6%
  6,500    Carnival Corp. Class A                      351
                                                   -------
 RETAIL--7.9%
 13,400    Consolidated Stores Corp.                   652
  6,000    Fastenal                                    318
 12,150    Home Depot (The), Inc.                      680
 20,400    Starbucks Corp.*                            711
 39,000    Walgreen Co.                              1,255
 20,000    Wal-Mart Stores, Inc.                       799
                                                   -------
                                                     4,415
----------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $20,481)                $32,279
----------------------------------------------------------
 PREFERRED STOCK--1.8%
 AGENCY--1.8%
  1,000    Home Ownership Funding Corp.            $   994
----------------------------------------------------------
 TOTAL PREFERRED STOCK (Cost $1,000)               $   994
----------------------------------------------------------
 ASSET-BACKED SECURITIES--2.8%
 AUTOMOTIVE--2.8%
           Olympic Automobile Receivables Trust,
            Series 1995-D, Class A-3
 $  132     5.950% Due 11/15/99                    $   132
            Series 1996-D, Class A-4
    600     6.050   Due 08/15/02                       600
           Premier Auto Trust,
           Series 1994-1, Class A-3
     26     4.750   Due 02/02/00                        26

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Principal Amount Description   Value
-------------------------------------
                         BALANCED PORTFOLIO--CONTINUED
      Western Financial Grantor Trust,
       Series 1994-4, Class A-1
$ 73   7.100% Due 01/01/00                     $   73
       Series 1995-5, Class A-1
 349   5.875 Due 03/01/02                         349
      Western Financial Owner Trust,
      Series 1997-A Class A-3
 400   6.500 Due 09/20/01                         403
-----------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (Cost $1,580)    $1,583
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--2.1%
      Donaldson, Lufkin & Jenrette
      Mortgage Acceptance Corp.
      Series 1994-Q8, Class 2-A1
$248   7.250% Due 05/25/24                     $  249
      Financial Asset Securitization, Inc.
      Series 1997-NAMC, Class FXA-3
 900   7.350 Due 04/25/27                         909
-----------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (Cost $1,141)                                 $1,158
-----------------------------------------------------
CORPORATE AND FOREIGN GOVERNMENT BONDS--11.0%
FINANCIAL--5.1%
      Finova Capital, Corp.
$500   6.190% Due 10/20/99                     $  499
      Lehman Brothers Holdings, Inc.
 570   7.375 Due 05/15/07                         585
      Lehman Brothers Holdings, Inc.
      Medium Term Note
 305   6.900 Due 01/29/01                         309
      Lumbermens Mutual Casualty Co.
 115   9.150 Due 07/01/26                         131
 235   8.300 Due 12/01/37                         240
      Petrozvata Financial, Inc.,
      Series: Class B
 600   8.220 Due 04/01/17, putable 05/15/00       632
      Salomon, Inc. Medium Term Note
 500   5.500 Due 01/31/98                         499
                                               ------
                                                2,895
                                               ------
INDUSTRIAL--1.5%
      Penney (J. C.), Inc.
 830   6.900 Due 08/15/26, putable 08/15/03       854
                                               ------
SANITARY SERVICES--1.5%
      WMX Technologies, Inc.
 800   7.100 Due 08/01/26, putable 08/01/03       840
                                               ------
SOVEREIGN--1.1%
      Quebec Province, Canada Medium Term Note
 600   7.220 Due 07/22/36, putable 07/22/06       634
                                               ------

 Principal
  Amount   Description                               Value
-----------------------------------------------------------
 UTILITY--1.8%
           Tenaga Nasional Berhad
 $1,000     7.200% Due 04/29/07, putable 04/29/02   $   997
-----------------------------------------------------------
 TOTAL CORPORATE AND FOREIGN GOVERNMENT BONDS
  (Cost $6,087)                                     $ 6,220
-----------------------------------------------------------
 U.S. GOVERNMENT AGENCIES--2.3%
 FANNIE MAE REMIC TRUST--2.3%
           Series 1991-37, Class G
 $  243     8.150% Due 08/25/05                     $   245
           Series 1992-200, Class E
    490     6.250 Due 06/25/17                          489
           Series 1996-M4, Class A
    554     7.750 Due 03/17/17                          569
-----------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES (Cost $1,273)       $ 1,303
-----------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--12.7%
 U.S. TREASURY NOTES--12.7%
 $1,435     6.750% Due 05/31/99                     $ 1,455
    175     6.250 Due 05/31/00                          177
  1,325     7.750 Due 02/15/01                        1,398
  1,550     6.625 Due 06/30/01                        1,588
  1,525     6.625 Due 07/31/01                        1,563
    200     6.250 Due 02/15/03                          203
    690     7.500 Due 02/15/05                          754
-----------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $7,069)                                     $ 7,138
-----------------------------------------------------------
 FLOATING RATE BANK NOTES--3.3%
           Lloyds Bank PLC
 $1,000     6.188% Due 12/15/97                     $   899
           National Westminster Bank
  1,100     6.000  Due 02/27/98                         974
-----------------------------------------------------------
 TOTAL FLOATING RATE BANK NOTES
  (Cost $1,850)                                     $ 1,873
-----------------------------------------------------------
 SHORT-TERM INVESTMENT--6.2%
           Banco Central Hispanoamericano,
           Grand Cayman
 $3,485     5.750%  Due 12/01/97                    $ 3,485
-----------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $3,485)          $ 3,485
-----------------------------------------------------------
 TOTAL INVESTMENTS--99.3%
  (Cost $43,966)                                    $56,033
-----------------------------------------------------------
 Other assets, less liabilities--0.7%                   351
-----------------------------------------------------------
 NET ASSETS--100.0%                                 $56,384
-----------------------------------------------------------
-----------------------------------------------------------

*Non-income producing security.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------


 Shares  Description                                     Value
----------------------------------------------------------------
                          DIVERSIFIED GROWTH PORTFOLIO
 COMMON STOCKS--95.8%
 BANKING--4.3%
  36,940 Banc One Corp.                                 $  1,898
  15,000 BankAmerica Corp.                                 1,095
  11,000 Citicorp                                          1,319
   8,200 Wells Fargo & Co.                                 2,519
                                                        --------
                                                           6,831
                                                        --------
 BROKERAGE SERVICES--1.6%
  64,000 Schwab (Charles) Corp.                            2,468
                                                        --------
 COMMUNICATIONS--3.5%
  24,000 Ameritech Corp.                                   1,849
  34,000 BellSouth Corp.                                   1,862
  25,000 SBC Communications, Inc.                          1,820
                                                        --------
                                                           5,531
                                                        --------
 COMPUTERS AND OFFICE MACHINES--8.2%
  26,300 Cisco Systems, Inc.*                              2,268
  21,000 Compaq Computer Corp.                             1,311
  14,000 International Business Machines Corp.             1,534
  25,000 McAfee Associates, Inc.*                          1,144
  31,800 Microsoft Corp.                                   4,500
  69,450 Oracle Systems Corp.*                             2,313
                                                        --------
                                                          13,070
                                                        --------
 CONSUMER PRODUCTS--5.8%
  84,700 Newell Co.                                        3,457
  78,000 Philip Morris Cos., Inc.                          3,393
  31,500 Procter & Gamble Co.                              2,404
                                                        --------
                                                           9,254
                                                        --------
 CREDIT INSTITUTIONS--1.0%
  58,400 MBNA Corp.                                        1,551
                                                        --------
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--10.0%
  35,000 Emerson Electric Co.                              1,925
  71,000 General Electric Co.                              5,236
  44,800 Intel Corp.                                       3,478
  39,900 Linear Technology Corp.                           2,569
  20,000 Motorola, Inc.                                    1,258
  40,000 Solectron Corp.                                   1,458
                                                        --------
                                                          15,924
                                                        --------
 FOOD AND BEVERAGES--2.4%
  28,000 Coca-Cola (The) Co.                               1,750
  55,800 PepsiCo, Inc.                                     2,058
                                                        --------
                                                           3,808
                                                        --------
 HEALTH SERVICES--7.3%
  24,000 Cardinal Health Inc.                              1,818
 122,500 Health Management Associates, Inc., Class A*      3,001
  86,000 HEALTHSOUTH Corp.                                 2,257
  33,000 Johnson & Johnson Co.                             2,077
  85,000 Omnicare, Inc.                                    2,454
                                                        --------
                                                          11,607
                                                        --------


  Shares  Description                           Value
-------------------------------------------------------
 INDUSTRIAL INSTRUMENTS--1.4%
   36,600 Hewlett-Packard Co.                  $  2,235
                                               --------
 INSURANCE SERVICES--4.1%
   35,850 American International Group, Inc.      3,614
   46,800 MBIA, Inc.                              2,942
                                               --------
                                                  6,556
                                               --------
 MORTGAGE AGENCIES--3.2%
   75,700 Fannie Mae                              3,998
   25,000 Freddie Mac                             1,031
                                               --------
                                                  5,029
                                               --------
 OIL AND GAS--11.4%
   32,000 Chevron Corp.                           2,566
   72,800 Exxon Corp.                             4,441
   59,700 Mobil Corp.                             4,295
   54,800 Royal Dutch Petroleum Co. ADR           2,887
   48,800 Schlumberger Ltd. ADR                   4,017
                                               --------
                                                 18,206
                                               --------
 PHARMACEUTICALS--7.2%
   25,000 Abbott Laboratories                     1,625
   19,000 Bristol-Myers Squibb Co.                1,779
   24,000 Lilly (Eli) & Co.                       1,514
   30,400 Merck & Co., Inc.                       2,875
   33,200 Pfizer, Inc.                            2,415
    9,000 Warner-Lambert Co.                      1,259
                                               --------
                                                 11,467
                                               --------
 PROFESSIONAL SERVICES--6.5%
   50,000 AccuStaff, Inc.*                        1,478
   68,400 Cintas Corp.                            2,659
   22,400 Computer Sciences Corp.*                1,774
   60,000 Paychex, Inc.                           2,460
   60,000 Snyder Communications, Inc.             2,036
                                               --------
                                                 10,407
                                               --------
 RECREATION AND LEISURE SERVICES--2.7%
   49,900 Carnival Corp., Class A                 2,698
   16,000 Disney (The Walt) Co.                   1,519
                                               --------
                                                  4,217
                                               --------
 RETAIL--13.4%
   60,000 Consolidated Stores Corp.*              2,917
   30,000 Fastenal Co.                            1,590
   57,050 Home Depot (The), Inc.                  3,191
   23,000 Kohl's Corp.*                           1,665
   95,850 Staples, Inc.*                          2,702
   59,000 Starbucks Corp.*                        2,057
   85,700 Wal-Mart Stores, Inc.                   3,423
  118,600 Walgreen Co.                            3,817
                                               --------
                                                 21,362
                                               --------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares and number of contracts)

 Shares/ Principal Amount Description   Value
---------------------------------------------
                    DIVERSIFIED GROWTH PORTFOLIO--CONTINUED
 TELECOMMUNICATIONS--1.8%
   22,000 Lucent Technologies, Inc.         $  1,763
   20,000 Tellabs, Inc.*                       1,040
                                            --------
                                               2,803
-----------------------------------------------------
 TOTAL COMMON STOCKS (Cost $101,155)        $152,326
-----------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--0.1%
          U.S. Treasury Bill #
 $    230  4.930% Due 01/02/98              $    229
-----------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION
  (Cost $229)                               $    229
-----------------------------------------------------
 SHORT-TERM INVESTMENT--5.2%
          Banco Central Hispanoamericano,
          Grand Cayman
 $  8,273  5.750% Due 12/01/97              $  8,273
-----------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $8,273)  $  8,273
-----------------------------------------------------
 TOTAL INVESTMENTS--101.1%
  (Cost $109,657)                           $160,828
-----------------------------------------------------
 Liabilities, less other assets--(1.1)%       (1,749)
-----------------------------------------------------
 NET ASSETS--100.0%                         $159,079
-----------------------------------------------------
-----------------------------------------------------

OPEN FUTURES CONTRACTS:

                                                                       Unrealized
                Number of     Contract     Contract      Contract         Gain
    Type        Contracts      Amount      Position     Expiration       (Loss)
---------------------------------------------------------------------------------
RUSSELL 2000        14         $2,958        Long        12/19/97        $  65
S&P MIDCAP          20          3,341        Long        12/19/97         (131)
---------------------------------------------------------------------------------
                                                                         $ (66)
---------------------------------------------------------------------------------

*Non-income producing security.

# Security pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                                    Value
---------------------------------------------------------------
                             EQUITY INDEX PORTFOLIO
 COMMON STOCKS--96.8%
 AGRICULTURE--0.1%
   8,200 Pioneer Hi-Bred International, Inc.           $    837
                                                       --------
 APPAREL--0.1%
   8,700 Liz Claiborne, Inc.                                437
  15,800 VF Corp.                                           730
                                                       --------
                                                          1,167
                                                       --------
 BANKING--7.7%
  12,200 Ahmanson (H. F.) & Co.                             726
  72,849 Banc One Corp.                                   3,743
  47,500 Bank of New York Co., Inc.                       2,553
  87,352 BankAmerica Corp.                                6,377
  18,200 BankBoston Corp.                                 1,622
  12,400 Bankers Trust New York Corp.                     1,470
  24,900 Barnett Banks, Inc.                              1,752
  52,946 Chase Manhattan Corp.                            5,751
  57,300 Citicorp                                         6,872
  13,200 Comerica, Inc.                                   1,124
  25,300 CoreStates Financial Corp.                       1,956
  19,250 Fifth Third Bancorp                              1,357
  37,007 First Chicago NBD Corp.                          2,896
  70,230 First Union Corp.                                3,424
   7,100 Golden West Financial Corp.                        636
  23,900 Huntington Bancshares, Inc.                        813
  27,200 KeyCorp                                          1,834
  31,500 Mellon Bank Corp.                                1,786
  22,400 Morgan (J. P.) & Co., Inc.                       2,558
  26,900 National City Corp.                              1,796
  89,060 NationsBank Corp.                                5,349
  93,700 Norwest Corp.                                    3,508
  38,400 PNC Bank Corp.                                   2,066
   6,900 Republic New York Corp.                            750
  20,100 State Street Corp.                               1,196
  26,700 SunTrust Banks, Inc.                             1,896
  30,639 U.S. Bancorp                                     3,296
  21,000 Wachovia Corp.                                   1,617
  10,966 Wells Fargo & Co.                                3,369
                                                       --------
                                                         74,093
                                                       --------
 BITUMINOUS COAL AND LIGNITE SURFACE MINING--0.1%
  35,718 Houston Industries, Inc.                           846
   1,000 NACCO Industries, Inc.                             109
                                                       --------
                                                            955
                                                       --------
 BROKERAGE AND FINANCIAL SERVICES--1.9%
  58,600 American Express Co.                             4,622
  33,050 Charles Schwab Corp.                             1,274
  31,301 Fleet Financial Group, Inc.                      2,068
  17,000 Green Tree Financial Corp.                         521
  41,400 Merrill Lynch & Co., Inc.                        2,906
  73,349 Morgan Stanley, Dean Witter, Discover & Co.      3,984
  21,900 Synovus Financial Corp.                            699
  31,290 Washington Mutual, Inc.                          2,163
                                                       --------
                                                         18,237
                                                       --------

 Shares  Description                                 Value
------------------------------------------------------------
 CHEMICALS AND ALLIED PRODUCTS--10.5%
  96,200 Abbott Laboratories                        $  6,253
  13,700 Air Products and Chemicals, Inc.              1,051
   8,100 Allergan, Inc.                                  274
  81,100 American Home Products Corp.                  5,667
  33,200 Amgen, Inc.*                                  1,697
  34,900 Baxter International, Inc.                    1,767
 124,600 Bristol-Myers Squibb Co.                     11,666
  12,900 Clorox Co.                                    1,001
  37,000 Colgate-Palmolive Co.                         2,472
  28,500 Dow Chemical Co.                              2,814
 141,400 du Pont (E. I.) de Nemours & Co.              8,564
   9,775 Eastman Chemical Co.                            590
   8,100 Ecolab, Inc.                                    413
   4,700 FMC Corp.*                                      343
   6,800 Goodrich (B. F.) Co.                            303
   9,100 Grace (W. R.) & Co.                             662
   7,500 Great Lakes Chemical Corp.                      337
  12,400 Hercules, Inc.                                  602
  13,700 International Flavors & Fragrances, Inc.        660
 139,096 Lilly (Eli) & Co.                             8,772
 151,000 Merck & Co., Inc.                            14,279
  17,500 Morton International, Inc.                      596
   8,400 Nalco Chemical Co.                              326
 161,600 Pfizer, Inc.                                 11,756
  63,520 Pharmacia & Upjohn, Inc.                      2,144
  22,400 PPG Industries, Inc.                          1,298
  19,800 Praxair, Inc.                                   870
   7,700 Rohm & Haas Co.                                 708
  91,600 Schering-Plough Corp.                         5,742
  21,600 Sherwin-Williams Co.                            617
  12,500 Sigma-Aldrich Corp.                             452
  15,500 Union Carbide Corp.                             684
  33,900 Warner-Lambert Co.                            4,742
                                                    --------
                                                     100,122
                                                    --------
 COMMUNICATIONS--8.3%
  63,000 AirTouch Communications, Inc.*                2,473
  23,400 Alltel Corp.                                    930
  68,800 Ameritech Corp.                               5,302
 203,100 AT&T Corp.                                   11,348
  97,080 Bell Atlantic Corp.                           8,664
 124,000 BellSouth Corp.                               6,789
  12,300 Clear Channel Communications, Inc.*             833
  43,600 Comcast Corp., Class A                        1,221
  20,500 Frontier Corp.                                  502
 119,600 GTE Corp.                                     6,047
  24,800 HBO & Co.                                     1,113
  80,264 Lucent Technologies, Inc.                     6,431
   9,200 Mallinckrodt, Inc.                              340
  86,500 MCI Communications Corp.                      3,801
  18,400 NextLevel Systems, Inc.*                        244
  11,700 Providian Corp.                                 516
 114,256 SBC Communications, Inc.                      8,319
  53,800 Sprint Corp.                                  3,151
  22,600 Tellabs, Inc.*                                1,175

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares  Description                              Value
---------------------------------------------------------
                       EQUITY INDEX PORTFOLIO--CONTINUED
  59,900 US West Communications Group            $  2,707
  75,800 US West Media Group*                       2,013
  44,100 Viacom, Inc., Class B*                     1,544
 112,800 WorldCom, Inc.*                            3,610
                                                 --------
                                                   79,073
                                                 --------
 COMPUTERS AND OFFICE MACHINES--6.5%
   9,100 Adobe Systems, Inc.                          382
  15,900 Apple Computer, Inc.*                        282
  26,300 Bay Networks, Inc.*                          791
  19,700 Cabletron Systems, Inc.*                     453
  10,100 Ceridian Corp.*                              443
  83,700 Cisco Systems, Inc.*                       7,219
  94,495 Compaq Computer Corp.                      5,900
   5,900 Data General Corp.*                          106
  41,400 Dell Computer Corp.*                       3,485
  19,100 Digital Equipment Corp.*                     941
  61,600 EMC Corp.*                                 1,867
 122,800 International Business Machines Corp.     13,454
 149,800 Microsoft Corp.                           21,197
  15,900 Parametric Technology Co.*                   804
  18,000 Pitney Bowes, Inc.                         1,513
  30,600 Seagate Technology, Inc.*                    694
  22,100 Silicon Graphics, Inc.*                      290
  13,300 Tandy Corp.                                  572
  43,100 3Com Corp.*                                1,562
  21,900 Unisys Corp.*                                313
                                                 --------
                                                   62,268
                                                 --------
 CONSTRUCTION--0.2%
  13,900 Dover Corp.                                  932
  21,900 Dresser Industries, Inc.                     819
                                                 --------
                                                    1,751
                                                 --------
 CONSUMER PRODUCTS--5.0%
  16,600 Avon Products, Inc.                          960
  21,400 Fortune Brands, Inc.                         774
  70,000 Gillette Co.                               6,462
 166,400 Johnson & Johnson                         10,473
  69,584 Kimberly-Clark Corp.                       3,623
 303,000 Philip Morris Cos., Inc.                  13,181
 168,900 Procter & Gamble Co.                      12,889
                                                 --------
                                                   48,362
                                                 --------
 CREDIT INSTITUTIONS--0.6%
   6,600 Beneficial Corp.                             512
  13,400 Countrywide Credit Industries, Inc.          549
  13,400 Household International, Inc.              1,688
  62,687 MBNA Corp.                                 1,665
  14,300 MGIC Investment Corp.                        836
                                                 --------
                                                    5,250
                                                 --------
 ELECTRONICS AND ELECTRICAL EQUIPMENT--7.4%
  17,600 Advanced Micro Devices, Inc.*                384
  27,456 AMP, Inc.                                  1,193
  11,230 Andrew Corp.*                                298

 Shares  Description                          Value
-----------------------------------------------------
  45,600 Applied Materials, Inc.*            $  1,505
  15,300 Cooper Industries, Inc.                  790
  14,700 DSC Communications Corp.*                332
  55,500 Emerson Electric Co.                   3,053
 409,400 General Electric Co.                  30,193
  10,000 Harris Corp.                             474
 204,200 Intel Corp.                           15,851
  14,600 ITT Corp.*                             1,108
  10,500 Kla-Tencor Corp.*                        407
  17,700 LSI Logic Corp.*                         412
  12,300 Maytag Corp.                             397
  26,300 Micron Technology, Inc.*                 654
  74,400 Motorola, Inc.                         4,678
  20,200 National Semiconductor Corp.*            669
   5,600 National Service Industries, Inc.        262
  32,800 Northern Telecom Ltd.                  2,946
   5,500 Raychem Corp.                            520
   9,700 Scientific-Atlanta, Inc.                 194
  63,300 Tele-Communications, Inc.*             1,450
  48,000 Texas Instruments, Inc.                2,364
   6,900 Thomas & Betts Corp.                     313
   9,300 Whirlpool Corp.                          510
                                             --------
                                               70,957
                                             --------
 FOOD AND BEVERAGES--6.7%
  61,500 Anheuser-Busch Cos., Inc.              2,656
  70,029 Archer-Daniels-Midland Co.             1,497
   8,600 Brown-Forman Corp., Class B              442
  57,500 Campbell Soup Co.                      3,220
 310,200 Coca-Cola (The) Co.                   19,387
  59,100 ConAgra, Inc.                          2,124
   4,600 Coors (Adolph) Co., Class B              166
  18,000 CPC International, Inc.                1,861
  20,000 General Mills, Inc.                    1,480
  46,200 Heinz (H. J.) Co.                      2,313
  17,900 Hershey Foods Corp.                    1,099
  51,600 Kellogg Co.                            2,393
  86,000 McDonalds Corp.                        4,171
 191,400 PepsiCo, Inc.                          7,058
  17,200 Quaker Oats Co.                          912
  13,300 Ralston-Ralston Purina Group           1,237
  60,100 Sara Lee Corp.                         3,178
  46,400 Seagram (The) Co. Ltd.                 1,499
  19,130 Tricon Global Restaurants*               647
  80,000 Unilever N.V.                          4,645
  23,000 UST, Inc.                                710
  12,700 Whitman Corp.                            334
  14,500 Wrigley (Wm.) Jr. Co.                  1,147
                                             --------
                                               64,176
                                             --------
 FURNITURE--0.1%
  20,600 Masco Corp.                              971
                                             --------
 GENERAL BUILDING CONTRACTORS--0.1%
   3,600 Centex Corp.                             228
  15,900 Honeywell, Inc.                        1,041
   4,800 Kaufman & Broad Home Corp.               104
                                             --------
                                                1,373
                                             --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                                Value
-----------------------------------------------------------
 GLASS, CLAY AND STONE PRODUCTS--0.2%
  28,900 Corning, Inc.                             $  1,226
  19,900 Newell Co.                                     812
                                                   --------
                                                      2,038
                                                   --------
 HEALTH SERVICES--1.1%
  10,600 ALZA Corp.*                                    283
  13,800 Beverly Enterprises, Inc.*                     235
  81,795 Columbia/HCA Healthcare Corp.                2,413
  18,500 Guidant Corp.                                1,189
  48,400 HEALTHSOUTH Corp.*                           1,271
  20,500 Humana, Inc.*                                  455
   7,950 Manor Care, Inc.                               280
  58,500 Medtronic, Inc.                              2,793
  11,500 St. Jude Medical, Inc.*                        341
  37,900 Tenet Healthcare Corp.*                      1,201
                                                   --------
                                                     10,461
                                                   --------
 HEAVY CONSTRUCTION--0.2%
  10,500 Fluor Corp.                                    377
   5,100 Foster Wheeler Corp.                           157
  31,700 Halliburton Co.                              1,710
                                                   --------
                                                      2,244
                                                   --------
 INDUSTRIAL INSTRUMENTS--2.1%
   7,200 Bard (C. R.), Inc.                             216
   6,900 Bausch & Lomb, Inc.                            273
  15,300 Becton, Dickinson & Co.                        789
  13,900 Biomet, Inc.                                   332
  24,300 Boston Scientific Corp.*                     1,098
  40,700 Eastman Kodak Co.                            2,467
 130,100 Hewlett-Packard Co.                          7,944
  10,500 Johnson Controls, Inc.                         481
   5,400 Millipore Corp.                                209
   5,500 Perkin-Elmer Corp.                             383
   5,700 Polaroid Corp.                                 242
  29,600 Raytheon Co.                                 1,656
   6,200 Tektronix, Inc.                                260
   9,200 United States Surgical Corp.                   243
  40,700 Xerox Corp., Inc.                            3,162
                                                   --------
                                                     19,755
                                                   --------
 INSURANCE SERVICES--4.7%
  18,757 Aetna, Inc.                                  1,414
  54,365 Allstate Corp.                               4,669
  31,070 American General Corp.                       1,674
  87,712 American International Group, Inc.           8,842
  20,900 Aon Corp.                                    1,106
  21,600 Chubb Corp.                                  1,532
   9,300 CIGNA Corp.                                  1,555
  23,500 Conseco, Inc.                                1,094
  10,000 General Re Corp.                             1,985
  14,800 Hartford Financial Services Group, Inc.      1,240
   8,825 Jefferson-Pilot Corp.                          673
  12,700 Lincoln National Corp.                         906
  14,400 Loews Corp.                                  1,528

 Shares  Description                       Value
--------------------------------------------------
  21,100 Marsh & McLennan Cos., Inc.      $  1,571
  11,200 MBIA, Inc.                            704
   9,000 Progressive Corp.                     918
  17,400 SAFECO Corp.                          850
  10,500 St. Paul Cos., Inc.                   840
  24,400 SunAmerica, Inc.                      988
  17,300 Torchmark Corp.                       706
   7,900 Transamerica Corp.                    858
 143,037 Travelers Group, Inc.               7,223
  23,500 United Healthcare Corp.             1,223
  17,400 UNUM Corp.                            825
  13,900 USF&G Corp.                           281
                                          --------
                                            45,205
                                          --------
 JEWELRY AND PRECIOUS METALS--0.0%
   4,900 Jostens, Inc.                         118
                                          --------
 LUMBER AND WOOD PRODUCTS--0.0%
  13,700 Louisiana-Pacific Corp.               277
                                          --------
 MACHINERY--1.3%
  21,100 Baker Hughes, Inc.                    884
  11,800 Black & Decker Corp.                  434
   3,200 Briggs & Stratton Corp.               164
  12,400 Brunswick Corp.                       415
   9,300 Case Corp.                            577
  47,100 Caterpillar, Inc.                   2,258
   5,000 Cincinnati Milacron, Inc.             148
   4,800 Cummins Engine Co., Inc.              309
  31,500 Deere & Co.                         1,727
   6,300 General Signal Corp.                  257
   6,200 Harnischfeger Industries, Inc.        237
  20,750 Ingersoll-Rand Co.                    848
  21,300 Tenneco, Inc.                         923
  18,800 Thermo Electron Corp.*                692
   7,900 Timken (The) Co.                      280
  66,600 Tyco International Ltd.             2,614
                                          --------
                                            12,767
                                          --------
 MANUFACTURING--0.1%
   3,500 Aeroquip-Vickers, Inc.                179
   7,000 Alberto-Culver Co., Class B           218
  14,800 ITT Industries, Inc.                  470
   2,600 Pulte Corp.                           105
                                          --------
                                               972
                                          --------
 MERCHANDISE--GENERAL--0.1%
   7,600 Snap-On, Inc.                         334
  11,100 Stanley Works (The)                   489
                                          --------
                                               823
                                          --------
 METAL MINING--0.3%
  46,600 Barrick Gold Corp.                    772
  28,700 Battle Mountain Gold Co.              145
  11,650 Cyprus Amax Minerals Co.              213
  17,200 Echo Bay Mines Ltd.*                   40

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares  Description                                      Value
-----------------------------------------------------------------
                       EQUITY INDEX PORTFOLIO--CONTINUED
  24,900 Freeport-McMoRan Copper & Gold, Inc., Class B   $    521
  18,300 Homestake Mining Co.                                 192
  20,900 Inco, Ltd.                                           398
  19,497 Newmont Mining Corp.                                 586
  29,900 Placer Dome, Inc.                                    366
                                                         --------
                                                            3,233
                                                         --------
 METAL PRODUCTS--0.2%
  22,027 Allegheny Teledyne, Inc.                             567
   3,800 Ball Corp.                                           146
   5,700 Crane Co.                                            240
   6,900 McDermott International, Inc.                        217
  13,925 Parker-Hannifin Corp.                                620
                                                         --------
                                                            1,790
                                                         --------
 MORTGAGE AGENCIES--1.1%
 132,700 Fannie Mae                                         7,008
  86,900 Freddie Mac                                        3,585
                                                         --------
                                                           10,593
                                                         --------
 NATURAL GAS--0.7%
  11,300 Apache Corp.                                         415
  13,300 Coastal Corp.                                        779
   6,900 Columbia Gas System, Inc.                            502
  11,900 Consolidated Natural Gas Co.                         718
   2,500 Eastern Enterprises                                  101
  38,300 Enron Corp.                                        1,484
   6,100 NICOR, Inc.                                          246
   3,500 ONEOK, Inc.                                          131
  10,400 Pacific Enterprises                                  368
   4,400 Peoples Energy Corp.                                 161
  10,700 Sonat, Inc.                                          466
  19,850 Williams (The) Cos., Inc.                          1,061
                                                         --------
                                                            6,432
                                                         --------
 OFFICE EQUIPMENT--0.1%
  16,600 Ikon Office Solutions, Inc.                          505
                                                         --------
 OIL AND GAS--5.2%
   7,500 Anadarko Petroleum Corp.                             487
  22,052 Burlington Resources, Inc.                           981
  81,900 Chevron Corp.                                      6,567
 309,400 Exxon Corp.                                       18,873
   3,100 Helmerich & Payne, Inc.                              236
  41,400 Occidental Petroleum Corp.                         1,229
  13,200 Oryx Energy Co.*                                     356
  10,800 Rowan Cos., Inc.*                                    367
 268,100 Royal Dutch Petroleum Co.                         14,126
  61,900 Schlumberger Ltd.                                  5,095
  31,776 Union Pacific Resources Group, Inc.                  790
   6,700 Western Atlas, Inc.*                                 466
                                                         --------
                                                           49,573
                                                         --------
 PACKAGING AND CONTAINER PRODUCTS--0.1%
  16,000 Crown Cork & Seal Co., Inc.                          781
  17,500 Owens-Illinois, Inc.*                                593
                                                         --------
                                                            1,374
                                                         --------

 Shares  Description                             Value
--------------------------------------------------------
 PAPER PRODUCTS--1.4%
  12,900 Avery Dennison Corp.                   $    540
   6,600 Bemis Co., Inc.                             278
   7,000 Boise Cascade Co.                           236
  12,000 Champion International Corp.                643
  23,600 Fort James, Corp.                           923
  11,400 Georgia-Pacific Corp.                       973
  37,835 International Paper Co.                   1,795
   6,500 Mead Corp.                                  420
  52,000 Minnesota Mining & Manufacturing Co.      5,067
  12,404 Stone Container Corp.*                      155
   7,100 Temple-Inland, Inc.                         406
   8,700 Union Camp Corp.                            523
  12,750 Westvaco Corp.                              416
  24,900 Weyerhaeuser Co.                          1,315
                                                --------
                                                  13,690
                                                --------
 PERSONAL SERVICES--0.6%
  13,000 Block (H&R), Inc.                           533
  19,900 HFS, Inc.*                                1,366
  31,300 Hilton Hotels Corp.                         974
  15,900 Marriot International, Inc.               1,152
  31,500 Service Corp. International               1,152
  13,900 Willamette Industries, Inc.                 488
                                                --------
                                                   5,665
                                                --------
 PETROLEUM--2.7%
  11,500 Amerada Hess Corp.                          644
  61,400 Amoco Corp.                               5,526
   9,300 Ashland, Inc.                               434
  40,100 Atlantic Richfield Co.                    3,268
   6,000 Kerr-McGee Corp.                            398
  98,300 Mobil Corp.                               7,071
   5,900 Pennzoil Co.                                393
  32,900 Phillips Petroleum Co.                    1,594
   9,100 Sun Co., Inc.                               368
  66,000 Texaco, Inc.                              3,729
  30,900 Unocal Corp.                              1,230
  36,000 USX--Marathon Group                       1,233
                                                --------
                                                  25,888
                                                --------
 PRINTING AND PUBLISHING--1.3%
   9,400 American Greetings Corp.                    345
  10,300 Deluxe Corp.                                364
  18,300 Donnelley (RR) & Sons Co.                   645
  12,000 Dow Jones & Co., Inc.                       607
  35,400 Gannett Co., Inc.                         2,055
   3,800 Harland (John H.) Co.                        79
  10,900 Knight-Ridder, Inc.                         546
  12,400 McGraw Hill Cos., Inc.                      849
   6,700 Meredith Corp.                              234
  11,100 Moore Corp. Ltd.                            173
  12,000 New York Times Co., Class A                 713
  70,000 Time Warner, Inc.                         4,078
  12,000 Times Mirror Co., Class A                   713
  15,300 Tribune Co.                                 863
                                                --------
                                                  12,264
                                                --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                                 Value
------------------------------------------------------------
 PROFESSIONAL SERVICES--1.9%
   6,000 Autodesk, Inc.                             $    231
  36,600 Automatic Data Processing, Inc.               2,059
  68,325 Computer Associates International, Inc.       3,557
   9,600 Computer Sciences Corp.*                        760
  51,225 CUC International, Inc.*                      1,473
  18,900 Equifax, Inc.                                   645
  55,500 First Data Corp.                              1,571
  15,600 Interpublic Group of Cos., Inc.                 748
  43,700 Novell, Inc.*                                   404
 122,500 Oracle Corp.*                                 4,081
   9,700 Ryder System, Inc.                              352
   7,300 Safety-Kleen Corp.                              203
   3,100 Shared Medical Systems Corp.                    198
  46,100 Sun Microsystems, Inc.*                       1,660
                                                    --------
                                                      17,942
                                                    --------
 RECREATION AND LEISURE SERVICES--1.1%
  84,400 Disney (The Walt) Co.                         8,013
   8,800 Harcourt General, Inc.                          482
  12,600 Harrah's Entertainment, Inc.*                   253
   4,600 King World Productions, Inc.*                   250
  36,345 Mattel, Inc.                                  1,456
  22,400 Mirage Resorts, Inc.*                           532
                                                    --------
                                                      10,986
                                                    --------
 RESEARCH AND CONSULTING SERVICES--0.2%
  20,500 Cognizant Corp.                                 879
  21,300 Dun & Bradstreet (The) Corp.                    596
   5,700 EG&G, Inc.                                      112
                                                    --------
                                                       1,587
                                                    --------
 RETAIL--5.0%
  30,700 Albertson's, Inc.                             1,362
  34,000 American Stores Co.                             674
  18,900 Autozone, Inc.*                                 567
  13,200 Charming Shoppes, Inc.*                          65
  12,300 Circuit City Stores, Inc.                       404
  26,603 Costco Companies, Inc.*                       1,179
  21,500 CVS Corp.                                     1,427
  19,100 Darden Restaurants, Inc.                        227
  27,200 Dayton-Hudson Corp.                           1,807
  14,000 Dillard Department Stores, Inc., Class A        512
  26,200 Federated Department Stores, Inc.*            1,194
  33,500 Gap, Inc.                                     1,799
   7,500 Giant Food, Inc., Class A                       253
   4,800 Great Atlantic & Pacific Tea Co., Inc.          148
  15,875 Hasbro, Inc.                                    461
  91,250 Home Depot (The), Inc.                        5,104
  60,900 Kmart Corp.*                                    765
  31,800 Kroger Co.*                                   1,095
  34,000 Limited, Inc. (The)                             818
   4,900 Longs Drug Stores, Inc.                         143
  21,700 Lowe's Cos., Inc.                               997

 Shares  Description                         Value
----------------------------------------------------
  29,100 May Department Stores Co.          $  1,564
   4,600 Mercantile Stores Co., Inc.             297
  36,100 Nike, Inc., Class B                   1,758
   9,700 Nordstrom, Inc.                         572
  31,100 Penney (J.C.) Co., Inc.               1,998
   7,900 Pep Boys-Manny, Moe & Jack              198
   7,000 Reebok International Ltd.*              275
  15,400 Rite Aid Corp.                        1,013
  49,000 Sears, Roebuck & Co.                  2,245
   7,600 SUPERVALU , Inc.                        299
  20,400 TJX Cos., Inc.                          704
  35,700 Toys "R" Us, Inc.*                    1,218
 283,200 Wal-Mart Stores, Inc.                11,310
  61,600 Walgreen Co.                          1,983
  16,500 Wendy's International, Inc.             347
  18,600 Winn-Dixie Stores, Inc.                 752
  16,900 Woolworth Corp.*                        365
                                            --------
                                              47,899
                                            --------
 RUBBER AND PLASTICS--0.6%
   5,100 Armstrong World Industries, Inc.        352
   9,800 Cooper Tire & Rubber Co.                219
  19,500 Goodyear Tire & Rubber Co.            1,183
  73,700 Monsanto Co.                          3,220
  18,700 Rubbermaid, Inc.                        453
   7,600 Tupperware Corp.                        181
                                            --------
                                               5,608
                                            --------
 SANITARY SERVICES--0.3%
  24,700 Browning-Ferris Industries, Inc.        881
  41,100 Laidlaw, Inc.                           534
  56,680 Waste Management, Inc.                1,396
                                            --------
                                               2,811
                                            --------
 SERVICE INDUSTRY MACHINERY--0.3%
  15,866 Pall Corp.                              335
  88,300 Westinghouse Electric Corp.           2,649
                                            --------
                                               2,984
                                            --------
 STEEL PRODUCTS--0.6%
  28,400 Alcan Aluminum Ltd.                     765
  21,700 Aluminum Co. of America               1,459
  13,200 Armco, Inc.*                             70
   5,300 ASARCO, Inc.                            132
  14,100 Bethlehem Steel Corp.*                  145
  18,087 Engelhard Corp.                         322
   6,100 Inland Steel Industries, Inc.           117
  11,000 Nucor Corp.                             550
   6,700 Owens Corning                           246
   7,600 Phelps Dodge Corp.                      504
   9,200 Reynolds Metals Co.                     524
  10,700 USX--U.S. Steel Group                   335
  12,075 Worthington Industries, Inc.            219
                                            --------
                                               5,388
                                            --------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares and number of contracts)


 Shares  Description                                  Value
-------------------------------------------------------------
                       EQUITY INDEX PORTFOLIO--CONTINUED
 TEXTILES--0.0%
   9,200 Fruit of the Loom, Inc., Class A*           $    214
   4,500 Russell Corp.                                    138
   2,500 Springs Industries, Inc., Class A                126
                                                     --------
                                                          478
                                                     --------
 TRANSPORTATION PARTS AND EQUIPMENT--4.0%
  70,800 AlliedSignal, Inc.                             2,628
 125,200 Boeing Co.                                     6,651
  84,300 Chrysler Corp.                                 2,893
  13,100 Dana Corp.                                       612
   9,700 Eaton Corp.                                      916
   7,900 Echlin, Inc.                                     250
   4,500 Fleetwood Enterprises, Inc.                      161
 149,300 Ford Motor Co.                                 6,420
   7,800 General Dynamics Corp.                           676
  91,200 General Motors Corp.                           5,563
  31,200 Illinois Tool Works, Inc.                      1,710
  24,254 Lockheed Martin Corp.*                         2,366
   9,120 Navistar International Corp.*                    201
   8,300 Northrop Grumman Corp.                           936
   9,720 PACCAR, Inc.                                     535
  26,100 Rockwell International Corp.                   1,272
  20,600 Textron, Inc.                                  1,218
  15,400 TRW, Inc.                                        874
  29,400 United Technologies Corp.                      2,203
                                                     --------
                                                       38,085
                                                     --------
 TRANSPORTATION SERVICES--1.2%
  11,500 AMR Corp.*                                     1,394
  19,465 Burlington Northern Santa Fe Corp.             1,781
   4,900 Caliber Systems, Inc.                            262
  27,200 CSX Corp.                                      1,423
   9,200 Delta Air Lines, Inc.                          1,025
  14,400 Federal Express Corp.*                           966
  47,100 Norfolk Southern Corp.                         1,498
  27,450 Southwest Airlines Co.                           671
  30,900 Union Pacific Corp.                            1,854
  11,300 US Airways Group, Inc.*                          623
                                                     --------
                                                       11,497
                                                     --------
 UTILITIES--2.4%
  23,700 American Electric Power Co.                    1,175
  18,500 Baltimore Gas & Electric Co.                     568
  18,900 Carolina Power & Light Co.                       706
  26,500 Central & South West Corp.                       662
  19,710 Cinergy Corp.                                    702
  29,400 Consolidated Edison Co. of New York, Inc.      1,110
  23,200 Dominion Resources, Inc.                         902
  18,100 DTE Energy Co.                                   594
  45,043 Duke Energy Co.                                2,342
  49,600 Edison International                           1,330
  30,200 Entergy Corp.                                    785

  Shares/
 Principal
  Amount   Description                              Value
---------------------------------------------------------------------------
  28,700   FirstEnergy Corp.*                      $    775
  22,800   FPL Group, Inc.                            1,275
  15,100   GPU, Inc.                                    596
  18,100   Niagara Mohawk Power Corp.*                  173
   9,200   Northern States Power Co.                    505
  54,800   Pacific Gas & Electric Co.                 1,548
  37,000   PacifiCorp                                   863
  27,800   Peco Energy Co.                              676
  20,600   PP&L Resources, Inc.                         484
  29,000   Public Service Enterprise Group, Inc.        846
  85,600   Southern Co.                               2,054
  30,112   Texas Utilities Co.                        1,204
  27,000   Unicom Corp.                                 786
  12,800   Union Electric Co.                           510
                                                   --------
                                                     23,171
                                                   --------
 WHOLESALE--0.4%
  13,600   Cardinal Health, Inc.                      1,030
   4,700   Fleming Cos., Inc.                            78
  22,475   Genuine Parts Co.                            719
   6,200   Grainger (W.W.), Inc.                        580
   3,600   Potlatch Corp.                               175
  21,800   Sysco Corp.                                  971
                                                   --------
                                                      3,553
---------------------------------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $611,739)                                  $927,248
---------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--0.2%
           U.S. Treasury Bill #
 $ 1,455   5.260%Due 01/02/98                      $  1,433
---------------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION
  (Cost $1,433)                                    $  1,433
---------------------------------------------------------------------------
 SHORT-TERM INVESTMENT--3.0%
           Banco Central Hispanoamericano,
           Grand Cayman
 $28,932   5.750%Due 12/01/97                      $ 28,932
---------------------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $28,932)                                   $ 28,932
---------------------------------------------------------------------------
 TOTAL INVESTMENTS--100.0%
  (Cost $642,104)                                  $957,613
---------------------------------------------------------------------------
 Other assets, less liabilities--0.0%                    84
---------------------------------------------------------------------------
 NET ASSETS--100.0%                                $957,697
---------------------------------------------------------------------------
---------------------------------------------------------------------------

OPEN FUTURES CONTRACTS:

            Number of       Contract       Contract        Contract        Unrealized
 Type       Contracts        Amount        Position       Expiration          Gain
-------------------------------------------------------------------------------------
S&P 500        124          $29,401          Long          12/19/97           $201
-------------------------------------------------------------------------------------

*Non-income producing security.

# Security pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                                     Value
----------------------------------------------------------------
                            FOCUSED GROWTH PORTFOLIO
 COMMON STOCKS--95.5%
 BANKING--6.4%
  15,000 BankAmerica Corp.                              $  1,095
  19,200 Chase Manhattan Corp.                             2,086
   9,500 Citicorp                                          1,139
  50,000 MBNA Corp.                                        1,328
  38,800 State Street Corp.                                2,309
                                                        --------
                                                           7,957
                                                        --------
 COMMUNICATIONS--3.5%
  17,000 Ameritech Corp.                                   1,310
  42,900 SBC Communications, Inc.                          3,124
                                                        --------
                                                           4,434
                                                        --------
 COMPUTERS AND OFFICE MACHINES--8.5%
  23,700 Cisco Systems, Inc.*                              2,044
  15,000 Compaq Computer Corp.                               936
  20,700 Computer Sciences Corp.*                          1,639
  16,700 International Business Machines Corp.             1,830
  21,700 Microsoft Corp.                                   3,071
  33,300 Oracle Systems Corp.*                             1,109
                                                        --------
                                                          10,629
                                                        --------
 CONSUMER PRODUCTS--5.7%
  10,300 Gillette Co.                                        951
  43,000 Newell Co.                                        1,755
  60,000 Philip Morris Cos., Inc.                          2,610
  23,400 Procter & Gamble Co.                              1,786
                                                        --------
                                                           7,102
                                                        --------
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--9.4%
  20,000 Emerson Electric Co.                              1,100
  62,700 General Electric Co.                              4,624
  27,000 Intel Corp.                                       2,096
  20,000 Linear Technology Corp.                           1,288
  14,000 Motorola, Inc.                                      880
  48,500 Selectron Corp.*                                  1,767
                                                        --------
                                                          11,755
                                                        --------
 FINANCIAL--1.9%
  61,200 Charles Schwab (The) Corp.                        2,360
                                                        --------
 FOOD AND BEVERAGES--3.9%
  46,100 Coca-Cola (The) Co.                               2,881
  52,900 PepsiCo, Inc.                                     1,951
                                                        --------
                                                           4,832
                                                        --------
 HEALTH SERVICES--8.9%
  27,000 Cardinal Health, Inc.                             2,045
  23,500 Guidant Corp.                                     1,510
  97,500 Health Management Associates, Inc., Class A*      2,389
  75,000 HEALTHSOUTH Corp.*                                1,969
  55,000 Medtronic, Inc.                                   2,626
  20,000 Omnicare, Inc.                                      578
                                                        --------
                                                          11,117
                                                        --------

 Shares  Description                           Value
------------------------------------------------------
 INDUSTRIAL INSTRUMENTS--1.6%
  32,800 Hewlett-Packard Co.                  $  2,003
                                              --------
 INSURANCE SERVICES--4.5%
  25,950 American International Group, Inc.      2,616
  25,000 MBIA, Inc.                              1,572
  25,000 MGIC Investment Corp.                   1,461
                                              --------
                                                 5,649
                                              --------
 MORTGAGE AGENCIES--2.9%
  46,400 Fannie Mae                              2,451
  30,000 Freddie Mac                             1,238
                                              --------
                                                 3,689
                                              --------
 OIL AND GAS--5.8%
  19,000 Chevron Corp.                           1,523
  41,000 Exxon Corp.                             2,501
  20,000 Mobil Corp.                             1,439
  34,400 Royal Dutch Petroleum Co.               1,812
                                              --------
                                                 7,275
                                              --------
 OIL FIELD MACHINERY AND EQUIPMENT--2.7%
  20,000 Dril-Quip, Inc.*                          599
  20,000 Halliburton Co.                         1,079
  20,400 Schlumberger Ltd. ADR                   1,679
                                              --------
                                                 3,357
                                              --------
 PHARMACEUTICALS--8.4%
  24,400 Abbott Laboratories                     1,586
  19,500 Bristol Myers Squibb Co.                1,825
  20,200 Lilly (Eli) & Co.                       1,274
  40,000 Pfizer, Inc.                            2,910
  25,200 Schering-Plough Corp.                   1,580
  10,000 Warner-Lambert Co.                      1,399
                                              --------
                                                10,574
                                              --------
 PROFESSIONAL SERVICES--5.1%
  65,000 AccuStaff, Inc.*                        1,921
  34,200 Cintas Corp.                            1,330
  40,000 Paychex, Inc.                           1,640
  45,000 Snyder Communications, Inc.             1,527
                                              --------
                                                 6,418
                                              --------
 RECREATION AND LEISURE SERVICES--2.6%
  37,300 Carnival Corp., Class A                 2,016
  13,000 Disney (The Walt) Co.                   1,234
                                              --------
                                                 3,250
                                              --------
 RETAIL--11.1%
  47,000 Consolidated Stores Corp.*              2,285
  20,000 Fastenal Co.                            1,060
  44,000 Home Depot (The) Inc.                   2,461
  19,700 Kohls Corp.*                            1,426
  70,000 Staples, Inc.*                          1,973
  30,000 Starbucks Corp.*                        1,046

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares and number of contracts)

  Shares/
 Principal
  Amount   Description                                              Value
----------------------------------------------------------------------------
                      FOCUSED GROWTH PORTFOLIO--CONTINUED
  70,000   Wal-Mart Stores, Inc.                                   $  2,796
  28,000   Walgreen Co.                                                 901
                                                                   --------
                                                                     13,948
                                                                   --------
 TELECOMMUNICATIONS EQUIPMENT--2.6%
  21,700   Lucent Technologies, Inc.                                  1,739
  30,000   Tellabs, Inc.*                                             1,560
                                                                   --------
                                                                      3,299
----------------------------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $95,750)                                $119,648
----------------------------------------------------------------------------
 OTHER INVESTMENTS--2.4%
  12,500   Standard & Poor's 500 Depository Receipt
           Unit Trust, Series 1                                    $  1,195
  30,000   Standard & Poor's 400 Mid-Cap Depository Receipt Unit
           Trust, Series 1                                            1,892
----------------------------------------------------------------------------
 TOTAL OTHER INVESTMENTS (Cost $2,956)                             $  3,087
----------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--0.1%
           U.S. Treasury Bill #
     $85   4.930%Due 01/02/98                                      $     85
----------------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION
  (Cost $85)                                                       $     85
----------------------------------------------------------------------------
 SHORT-TERM INVESTMENT--2.3%
           Banco Central Hispanoamericano,
           Grand Cayman
  $2,896   5.750%Due 12/01/97                                      $  2,896
----------------------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $2,896)                         $  2,896
----------------------------------------------------------------------------
 TOTAL INVESTMENTS--100.3%
  (Cost $101,687)                                                  $125,716
----------------------------------------------------------------------------
 Liabilities, less other assets--(0.3)%                                (383)
----------------------------------------------------------------------------
 NET ASSETS--100.0%                                                $125,333
----------------------------------------------------------------------------
----------------------------------------------------------------------------

OPEN FUTURES CONTRACTS:

               Number of       Contract       Contract        Contract        Unrealized
Type           Contracts        Amount        Position       Expiration          Loss
----------------------------------------------------------------------------------------
S&P MIDCAP        14            $2,294          Long          12/19/97           $47
----------------------------------------------------------------------------------------

*Non-income producing security.

# Security pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                            Value
----------------------------------------------------------
                      INTERNATIONAL EQUITY INDEX PORTFOLIO
 COMMON STOCKS--82.3%
 AUSTRALIA--1.9%
    500 Aberfoyle Ltd.                        $     1
  3,000 Amcor Ltd.                                 13
  1,300 Ashton Mining Ltd.                          1
  1,400 Australian Gas Light Co. Ltd.               9
  3,700 Australian National Industries Ltd.         3
  5,399 Boral Ltd.                                 14
  1,000 Brambles Industries Ltd.                   19
  9,400 Broken Hill Proprietary Co. Ltd.           86
  2,500 Burns Philp & Co. Ltd.                      1
  3,966 Coca-Cola Amatil Ltd.                      30
  5,485 Coles Myer Ltd.                            27
  1,500 CRA Ltd.                                   17
  3,400 Crown Ltd.                                  2
  4,700 CSR Ltd.                                   16
  1,800 David Jones Ltd.                            2
  1,000 Delta Gold NL                               1
  1,400 Email Ltd.                                  3
    607 Faulding (F.H.) & Co. Ltd.                  3
  9,200 Foster's Brewing Group Ltd.                17
  2,237 Futuris Corp. Ltd.                          2
  5,400 General Property Trust Units               10
  2,981 Gio Australia Holdings Ltd.                 7
  5,996 Goodman Fielder Ltd.                        9
  1,218 Great Central Mines Ltd.                    1
  1,900 Hardie (James) Industries Ltd.              5
  1,300 Ici Australia Ltd.                          9
  1,200 Leighton Holdings Ltd.                      5
  1,150 Lend Lease Corp. Ltd.                      24
  7,767 M.I.M. Holdings Ltd.                        6
    900 Metal Manufactures Ltd.                     1
  6,900 National Australia Bank                    91
  1,100 Newcrest Mining Ltd.                        1
  9,400 News Corp. Ltd.                            50
  7,739 Normandy Mining Ltd.                        7
  3,400 North Ltd.                                  9
  4,800 Pacific Dunlop Ltd.                        10
  4,200 Pioneer International Ltd.                 11
    900 Plutonic Resources Ltd.                     1
  1,781 QBE Insurance Group Ltd.                    8
  3,100 QCT Resources Ltd.                          2
    900 Resolute Ltd.                               1
  1,000 RGC Ltd.                                    1
    500 Rothmans Holdings Ltd.                      3
  2,800 Santos Ltd.                                12
  1,900 Schroders Property Fund                     2
    900 Smith (Howard) Ltd.                         7
    400 Sons of Gwalia Ltd.                         1
  2,953 Southcorp Holdings Ltd.                     9
  1,500 Stockland Trust Group                       4
  1,400 TABCORP Holdings Ltd.                       7
  5,500 Westfield Trust                            11

 Shares Description                                              Value
-----------------------------------------------------------------------
  8,300 Westpac Banking Corp. Ltd.                              $    52
  5,363 WMC Ltd.                                                     17
                                                                -------
                                                                    661
                                                                -------
 AUSTRIA--0.3%
     11 Austria Mikro Systeme International A.G.                      1
    122 Austrian Airlines Osterreichische Luftverkehrs  A.G.*         3
    270 Bank Austria A.G.                                            13
     33 Bank Austria A.G. (Partial Certificates)                      1
     16 Bau Holdings A.G.                                             1
     52 Bohler-Uddeholm A.G.                                          3
      8 BWT A.G.                                                      1
    136 Creditanstalt-Bankverein                                      7
     32 EA-Generali A.G.                                              8
    101 Flughafen Wien A.G.                                           4
     18 Lenzing                                                       1
     52 Mayr-Melnhof Karton A.G.                                      3
     38 Oesterreichische Brau-Beteiligungs A.G.                       2
    146 Oesterreichische Elektrizitaetswirtschafts A.G.              11
    127 OMV A.G.                                                     17
     66 Radex-Heraklith Industriebeteiligungs A.G.                    2
     48 Steyr-Daimler-Puch A.G.                                       1
     24 Universale-Bau A.G.                                           1
     71 VA Technologies A.G.                                         10
     41 Wienerberger Baustoffindustrie A.G.                           8
                                                                -------
                                                                     98
                                                                -------
 BELGIUM--1.0%
    100 Algemene Maatschappij voor Nijverheidskredit  N.V.            4
     50 Barco Industries                                             10
      6 Bekaert N.V.                                                  4
     40 CBR Cementbedrisven                                           4
    180 Delhaize-Le Lion                                              9
    300 Electrabel S.A.                                              67
    200 Fortis A.G.                                                  40
    100 Generale de Banque S.A.                                      41
    100 Gevaert N.V.                                                  4
    100 Gevaert N.V. Warrants*                                        0
    100 Groupe Bruxelles Lambert S.A.                                15
     56 Kredietbank N.V.                                             23
    120 Petrofina S.A.                                               46
     63 Royale Belge                                                 17
    500 Solvay S.A.                                                  30
    375 Tractebel                                                    32
    100 Union Miniere Group                                           7
                                                                -------
                                                                    353
                                                                -------
 DENMARK--0.9%
     12 Aarhus Oliefabrik A/S, Class A                                1
     12 Aarhus Oliefabrik A/S, Class B, Limited Voting                1
     20 Aktieselskabet Korn-OG Foderstof Kompagniet  A/S              1
     54 Bang & Olufsen Holdings A/S                                   3

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                   Value
---------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 DENMARK--Continued
    176 Carlsberg A/S, Class A                       $    10
    101 Carlsberg A/S, Class B                             6
      2 D/S 1912, Class B                                 80
    275 Danisco A/S                                       15
    300 Den Danske Bank                                   36
     85 Det Ostasiatiske Kompagni A/S*                     1
    160 FLS Industries A/S, Class B                        4
    105 GN Store Nord A/S                                  2
    124 International Service System A/S, Class B*         4
      6 J. Lauritzen Holding A/S                           1
     29 NKT Holding A/S                                    3
    340 Novo-Nordisk A/S, Class B                         42
     45 Radiometer A/S, Class B                            2
    154 SAS Danmark A/S                                    2
     25 Sophus Berendsen A/S, Class A                      4
     97 Sophus Berendsen A/S, Class B                     15
    589 Tele Danmark A/S                                  35
    254 Unidanmark A/S, Class A                           18
                                                     -------
                                                         286
                                                     -------
 FINLAND--0.6%
    500 Kemira Oy                                          5
    500 Kesko                                              7
  3,000 Merita Ltd., Class A                              15
    100 Metra Oy, Class A                                  3
    200 Metra Oy, Class B                                  5
    800 Nokia AB, Class A                                 64
    500 Nokia AB, Class K                                 40
    500 Outokumpu Oy, Class A                              7
    200 Pohjola Insurance Group, Class A                   7
    100 Pohjola Insurance Group, Class B                   4
     16 Rauma Group                                        0
    400 Sampo Insurance Co. Ltd., Class A                 13
  1,300 Upm-Kymmene Corp.                                 28
                                                     -------
                                                         198
                                                     -------
 FRANCE--7.0%
    200 Accor S.A.*                                       38
    950 Alcatel Alsthom S.A.                             119
  1,850 AXA-UAP                                          134
  1,200 Banque Nationale de Paris                         59
     10 Bongrain S.A.                                      4
    125 Bouygues                                          13
    210 Canal Plus                                        37
    220 Carrefour S.A.                                   118
    350 Casino Guichard-Perrachon S.A.                    19
     50 Chargeurs S.A.                                     3
    750 Cie Generale des Eaux                             99
    300 Cie Generale des Eaux Warrants*                    0
     50 Club Mediterranee                                  4
    175 Compagnie Bancaire S.A.                           26
    507 Compagnie de Saint Gobain                         69
    675 Compagnie Financiere de Paribas                   49

 Shares Description                              Value
-------------------------------------------------------
     50 Compagnie Generale de Geophysique S.A.   $    5
     50 Compagnie Parisienne de Reescompte            4
     30 Comptoirs Modernes                           15
     50 Credit National/Natexis                       3
    600 CSF                                          17
    400 Danone                                       64
     50 Dollfus-Mieg & Cie S.A.                       1
  1,400 Elf Aquitaine S.A.                          163
    150 Eridania Beghin-Say S.A.                     23
     50 Essilor International                        14
     25 Eurafrance S.A.                              10
     10 Europe 1 Communication                        2
     50 Groupe GTM                                    3
    450 Havas S.A.                                   29
    100 Imetal S.A.                                  12
    400 L'Air Liquide                                63
    390 L'OREAL                                     149
    500 Lafarage S.A.                                33
    650 Lagardere S.C.A.                             19
    160 Legrand S.A.                                 31
    500 LVMH Moet Hennessy Louis Vuitton             86
    942 Lyonnaise des Eaux S.A.                     101
    780 Michelin, Class B                            42
    150 Moulinex                                      4
    100 Nord-Est S.A.                                 2
     40 Pathe                                         8
    350 Pernod-Ricard                                18
    300 Peugeot Citroen                              34
    125 Pinault Printemps-Redoute S.A.               64
    100 Primagaz Cie                                  8
    110 Promodes                                     40
  2,050 Rhone-Poulenc, Class A                       92
     20 Sagem S.A.                                    9
    100 Salomon                                       9
    500 Sanofi S.A.                                  50
    750 Schneider S.A.                               40
    100 SEFIMEG                                       5
    250 SEITA                                         9
    150 Sidel S.A.                                    9
     75 Simco S.A.                                    5
     50 Skis Rossignol S.A.                           1
    300 Societe BIC S.A.                             21
    550 Societe Generale                             72
    100 Societe Technip                              10
     50 Sodexho Alliance S.A.                        27
    100 Sommer-Allibert                               3
  1,250 Total S.A., Class B                         131
     50 Union du Credit-Bail Immobilier               5
     50 Union Immobiliere de France                   3
  1,200 Usinor Sacilor                               19
    350 Valeo S.A.                                   23
     80 Worms et Compagnie                            6
                                                 ------
                                                  2,407
                                                 ------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                        Value
-----------------------------------------------------------------
 GERMANY--7.3%
    250 Adidas A.G.                                       $    35
  1,060 Allianz A.G.                                          251
     50 AMB Aachener & Muenchener Beteiligungs- A.G.           51
  2,750 BASF A.G.                                              97
  3,250 Bayer A.G.                                            120
  1,350 Bayer Hypotheken-und Wechsel-Bank A.G.                 59
  1,500 Bayerische Vereinsbank A.G.                            89
    350 Beiersdorf A.G.                                        15
     50 CKAG Colonia Konzern A.G.                               4
    350 Continental A.G.                                        9
  2,300 Daimler-Benz A.G.                                     163
    150 Degussa A.G.                                            7
  2,400 Deutsche Bank A.G.                                    154
  1,450 Deutsche Lufthansa A.G.                                28
  9,700 Deutsche Telekom A.G.                                 197
    200 Deutz A.G.*                                             1
    100 Douglas Holdings A.G.                                   4
  2,150 Dresdner Bank A.G.                                     83
     50 FAG Kugelfischer Georg Schaefer A.G.                    1
    220 Heidelbergerzement A.G.                                17
    250 Hochtief A.G.                                          10
     40 Karstadt A.G.                                          14
     40 Linde A.G.                                             25
    100 Man A.G.                                               30
    195 Mannesmann A.G.                                        91
    750 Merck KGaA                                             27
  1,010 Metro A.G.                                             46
    500 Muenchener Ruckversicherungs-Gesellschaft  A.G.       156
     55 Preussag A.G.                                          16
  1,550 RWE A.G.                                               76
    300 SAP A.G.                                               87
    300 Schering A.G.                                          29
    100 SGL Carbon A.G.                                        13
  2,000 Siemens A.G.                                          153
    120 Thyssen A.G.                                           29
  2,300 VEBA A.G.                                             137
    150 Viag A.G.                                              76
    160 Volkswagen A.G.                                        91
                                                          -------
                                                            2,491
                                                          -------
 HONG KONG--2.2%
  4,000 Applied International Holdings-Rights*                  0
 10,000 Applied International Holdings*                         1
  8,200 Bank of East Asia Ltd.                                 17
 21,000 Cathay Pacific Airways                                 18
 14,000 Cheung Kong Holdings Ltd.                              99
 15,500 China Light & Power Co. Ltd.                           78
 12,000 Chinese Estates Holdings                                6
  2,000 Dickson Concepts International Ltd                      4
  5,000 Elec & Eltek International Holdings Ltd.                2
  4,000 Giordano International Ltd.                             1

 Shares Description                               Value
--------------------------------------------------------
  8,000 Hang Lung Development Co.                $    12
  8,000 Hang Seng Bank Ltd.                           70
  4,000 Hong Kong & Shanghai Hotels Ltd.               4
 15,200 Hong Kong China Gas Co. Ltd.                  27
 50,400 Hong Kong Telecommunications Ltd.             96
 16,000 Hopewell Holdings Ltd.                         4
 17,000 Hutchinson Whampoa Ltd.                      113
  4,000 Hysan Development Co. Ltd.                     8
  2,400 Johnson Electric Holdings Ltd.                 6
  1,000 Kumagai Gum Ltd.                               1
  2,000 Miramar Hotel & Investment Ltd.                3
  6,000 New World Development Co. Ltd.                22
  4,000 Oriental Press Group                           1
  2,000 Peregrine Investments Holdings Ltd.            2
  2,000 Playmates Toys Holdings                        1
 14,400 Regal Hotels International                     2
  5,000 Shangri-La Asia Ltd.                           4
  4,000 Shun Tak Holdings Ltd.                         1
  4,000 Sino Land Co.                                  2
  6,000 South China Morning Post Holdings Ltd.         5
  2,000 Stelux Holdings                                1
 10,000 Sun Hung Kai Properties Ltd.                  76
  7,000 Swire Pacific Ltd.                            35
  2,000 Tai Cheung Holdings Ltd.                       1
  2,000 Television Broadcasts Ltd.                     5
  9,000 Wharf Holdings Ltd.                           18
  1,000 Wing Lung Bank                                 4
                                                 -------
                                                     750
                                                 -------
 IRELAND--0.4%
  4,223 Allied Irish Banks PLC                        37
    217 Crean (James) PLC                              1
  1,906 CRH PLC                                       23
  1,470 Fyffes PLC                                     2
    933 Greencore Group PLC                            4
  1,238 Independent Newspapers PLC                     7
  1,574 Irish Life PLC                                 8
    821 Kerry Group PLC                                9
  5,420 Smurfit (Jefferson) Group PLC                 16
  3,621 Waterford Wedgewood PLC                        4
  1,093 Woodchester Investments PLC                    4
                                                 -------
                                                     115
                                                 -------
 ITALY--3.3%
  5,000 Assicurazioni Generali                       112
  9,000 Banca Commerciale Italiana                    26
  3,000 Banco Ambrosiano S.p.A.                       10
  1,000 Banco Ambrosiano Veneto S.p.A.                 2
  3,000 Banco Ambrosiano Veneto S.p.A.-Rights*        11
  1,000 Banco Ambrosiano Veneto S.p.A.-Rights*         1
  3,000 Banco Ambrosiano Veneto S.p.A.-Rights*         2
  1,000 Banco Ambrosiano Veneto S.p.A.-Rights*         0
  1,000 Banco Popolare di Milano                       5
  1,000 Benetton Group S.p.A.                         15
  1,000 Bulgari S.p.A.                                 5

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                 Value
---------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 ITALY--Continued
  1,000 Burgo (Cartiere) S.p.A.                    $     6
  1,000 Cementir S.p.A.                                  2
 11,000 Credito Italiano                                30
  3,000 Edison S.p.A.                                   16
 41,000 ENI S.p.A.                                     239
  1,000 Falck Acciaierie & Ferriere Lombarde             4
 18,400 Fiat S.p.A.                                     53
  4,300 Fiat-RNC S.p.A.                                  7
  2,000 Impregilo S.p.A.                                 1
  4,000 Istituto Bancario San Paolo di Torino           33
  3,000 Istituto Mobiliare Italiano S.p.A.              31
 20,000 Istituto Nationale Assicurazioni                35
  1,000 Italcementi S.p.A.                               6
  4,000 Italgas S.p.A.                                  15
  1,000 La Rinascente S.p.A.                             8
  2,000 Magneti Marelli                                  3
  6,000 Mediaset S.p.A.*                                30
  2,000 Mediobanca S.p.A.*                              14
  1,000 Mondadori (Arnoldo) Editore S.p.A.               8
  3,000 Montedison S.p.A.                                2
 26,000 Montedison-RNC S.p.A.                           21
 11,240 Olivetti Group*                                  6
  8,000 Parmalat Finanziaria S.p.A.                     12
  8,000 Pirelli S.p.A.                                  20
  2,000 Riunione Adriatica di Sicurta S.p.A.            19
  1,000 Riunione Adriatica di Sicurta-RNC S.p.A.         6
  1,000 Sirti S.p.A.                                     6
  3,000 Snia BPD S.p.A.                                  3
  1,000 Societa Assicuratrice Industriale S.p.A.        10
 34,000 Telecom Italia Mobile S.p.A.                   138
  8,000 Telecom Italia Mobile-RNC S.p.A.                17
 19,111 Telecom Italia S.p.A.                          119
  4,488 Telecom Italia-RNC S.p.A.                       18
                                                   -------
                                                     1,127
                                                   -------
 JAPAN--21.2%
  2,000 77 Bank                                         16
  1,000 Acom Co. Ltd.                                   54
  3,000 Ajinomoto Co.                                   27
  1,000 Alps Electric Co. Ltd.                          11
  2,000 Amada Co. Ltd.                                  10
  2,000 Aoki Corp.*                                      0
    300 Arabian Oil Co.                                  6
 10,000 Asahi Bank Ltd.                                 42
  3,000 Asahi Breweries Ltd.                            42
  8,000 Asahi Chemical Industry Co. Ltd.                34
  6,000 Asahi Glass Co. Ltd.                            38
  3,000 Ashikaga Bank Ltd.                               4
    200 Autobacs Seven Co. Ltd.                          7
 25,000 Bank of Tokyo-Mitsubishi Ltd.                  362
  5,000 Bank of Yokohama Ltd.                           16
  4,000 Bridgestone Corp.                               87
  1,000 Brother Industries Ltd.                          2

 Shares Description                            Value
-----------------------------------------------------
  5,000 Canon, Inc.                           $   121
  1,000 Casio Computer Co. Ltd.                     8
  4,000 Chiba Bank Ltd.                            16
  2,000 Chichibu Onoda Cement Corp.                 5
  1,000 Chiyoda Corp.*                              2
  1,000 Chugai Pharmaceutical Co. Ltd.              6
  2,000 Citizen Watch Co. Ltd.                     13
  3,000 Cosmo Oil Co. Ltd.                          6
    400 CSK Corp.                                  12
  4,000 Dai Nippon Ink & Chemicals, Inc.           14
  4,000 Dai Nippon Printing Co. Ltd.               79
  1,000 Dai Nippon Screen MFG Co. Ltd.              6
  2,000 Daicel Chemical Industry Ltd.               4
  2,000 Daido Steel Co. Ltd.                        3
  4,000 Daiei, Inc.                                17
  1,000 Daifuku Co. Ltd.                            6
  1,000 Daiichi Pharmaceutical                     12
  1,000 Daikin Industries Ltd.                      5
  1,000 Daikyo, Inc.                                1
  1,000 Daimaru, Inc.                               3
    800 Daito Trust Construction Co.                5
  3,000 Daiwa House Industry Co. Ltd.              24
  7,000 Daiwa Securities Co. Ltd.                  24
  2,000 Denki Kagaku Kogyo Kabushiki Kaisha         4
  4,000 Denso Corp.                                73
     22 East Japan Railway Co.                    100
  1,000 Ebara Corp.                                11
  1,000 Eisai Co. Ltd.                             15
  1,000 Ezaki Glico Co. Ltd.                        7
  1,100 Fanuc                                      41
 15,000 Fuji Bank Ltd.                             81
  3,000 Fuji Photo Film Co.                       108
  2,000 Fujikura Ltd.                              14
  3,000 Fujita Corp.                                1
  1,000 Fujita Kanko, Inc.                         11
  9,000 Fujitsu Ltd.                              101
  3,000 Furukawa Electric Co. Ltd.                 15
  2,000 Gunma Bank                                 15
  1,000 Gunze Ltd.                                  2
  4,000 Hankyu Corp.                               19
  1,000 Hankyu Department Stores, Inc.              7
  2,000 Haseko                                      1
  2,000 Hazama Corp.                                1
  1,000 Higo Bank                                   6
 18,000 Hitachi Ltd.                              128
  5,000 Hitachi Zosen Corp.                        10
  3,000 Hokuriku Bank                               5
  5,000 Honda Motor Co. Ltd.                      181
  1,000 House Foods Corp.                          13
  1,000 Hoya Corp.                                 31
  1,000 Inax                                        4
 12,000 Industrial Bank of Japan                  107
  1,000 Isetan                                      6
  2,000 Ishihara Sangyo Kaisha                      3
  2,000 Ito-Yokado Co.                             90

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                 Value
----------------------------------------------------------
  7,000 Itochu Corp.                               $    18
  1,000 Itoham Foods                                     4
  1,000 Iwataini International Corp.                     2
  1,000 Jaccs Co. Ltd.                                   6
  8,000 Japan Airlines*                                 25
  5,000 Japan Energy Corp.                               7
  1,000 Japan Metals & Chemicals                         1
  2,000 Japan Steel Works*                               2
  1,000 JGC Corp.                                        2
  4,000 Joyo Bank                                       16
  2,000 JUSCO Co.                                       34
  4,000 Kajima Corp.                                    13
  1,000 Kamigumi Co. Ltd.                                4
  1,000 Kandenko Co. Ltd.                                6
  2,000 Kanebo Ltd.                                      2
  2,000 Kaneka Corp.                                    11
  4,600 Kansai Electric Power Co., Inc.                 78
  1,000 Kansai Paint                                     3
  3,000 Kao Corp.                                       40
  6,000 Kawasaki Heavy Industries Ltd.                  15
  2,000 Kawasaki Kisen Kaisha Ltd.                       3
 14,000 Kawasaki Steel Corp.                            23
  2,000 Keihin Electric Express Railway Co. Ltd.         8
  1,000 Kikkoman Corp.                                   6
  1,000 Kinden Corp.                                    11
  7,000 Kinki Nippon Railway                            39
  5,000 Kirin Brewery Co. Ltd.                          39
  5,000 Komatsu Ltd.                                    30
    200 Konami Co. Ltd.                                  5
  2,000 Konica Corp.                                    11
  1,000 Koyo Seiko Co.                                   6
  1,000 Kuarabo Industries                               1
  6,000 Kubota Corp.                                    21
  3,000 Kumagai Gumi Co. Ltd.                            2
  2,000 Kuraray Co. Ltd.                                17
  1,000 Kureha Chemical Industry                         2
  1,000 Kyocera Corp.                                   48
  2,000 Kyowa Hakko Kogyo                               10
  1,000 Lion Corp.                                       3
  6,000 Marubeni Corp.                                  15
  1,000 Maruha Corp.                                     1
  2,000 Marui Co. Ltd.                                  31
  9,000 Matsushita Electric Industrial Co. Ltd.        140
  1,000 Meiji Milk Products Co. Ltd.                     3
  2,000 Meiji Seika                                      8
  2,000 Minebea Co. Ltd.                                22
  9,000 Mitsubishi Chemical Corp.                       18
  7,000 Mitsubishi Corp.                                55
  9,000 Mitsubishi Electric Corp.                       25
  5,000 Mitsubishi Estate Co. Ltd.                      58
  2,000 Mitsubishi Gas Chemical Go.                      5
 15,000 Mitsubishi Heavy Industries Ltd.                59
  5,000 Mitsubishi Materials Corp.                      11
  2,000 Mitsubishi Oil Co. Ltd.                          4
  2,000 Mitsubishi Paper Mills                           4

 Shares Description                                   Value
------------------------------------------------------------
  3,000 Mitsubishi Rayon Co.                         $     9
  5,000 Mitsubishi Trust & Banking Corp.                  67
  7,000 Mitsui & Co.                                      49
  1,800 Mitsui Chemicals, Inc.                             5
  3,000 Mitsui Engineering & Shipbuilding Co. Ltd.         3
  3,000 Mitsui Fudosan Co. Ltd.                           32
  3,000 Mitsui Marine & Fire Insurance Co. Ltd.           15
  2,000 Mitsui Mining & Smelting                           8
  5,000 Mitsui O.S.K. Lines Ltd.*                          8
  5,000 Mitsui Trust & Banking Co. Ltd.                    8
  2,000 Mitsukoshi Ltd.                                    6
  1,000 Murata Manufacturing Co. Ltd.                     30
  1,000 Mycal Corp.                                        8
  3,000 Nagoya Railroad Co. Ltd.                          11
  2,000 Nankai Electric Railway                            9
  7,000 NEC Corp.                                         74
  2,000 NGK Insulators Ltd.                               19
  1,000 NGK Spark Plug Co.                                 7
  2,000 Nichido Fire & Marine Insurance                   11
  1,000 Nichirei Corp.                                     3
  2,000 Nihon Cement Co. Ltd.                              6
  2,000 Niigata Engineering Co. Ltd.*                      1
  2,000 Nikon Corp.                                       22
  5,000 Nippon Express Co. Ltd.                           26
  2,000 Nippon Fire & Marine Insurance                     6
  2,000 Nippon Light Metal Co.                             4
  1,000 Nippon Meat Packers, Inc.                         13
  5,000 Nippon Oil Co. Ltd.                               18
  4,000 Nippon Paper Industries Co.                       20
  2,000 Nippon Sheet Glass Co. Ltd.                        4
  1,000 Nippon Shinpan Co.                                 1
  1,000 Nippon Shokubai K.K. Co.                           5
 31,000 Nippon Steel Corp.                                57
  1,000 Nippon Suisan Kaisha Ltd.*                         1
     63 Nippon Telegraph & Telephone Corp.               518
  5,000 Nippon Yusen Kabushiki Kaisha                     15
  1,000 Nishimatsu Construction                            4
 11,000 Nissan Motor Co. Ltd.                             48
  1,000 Nisshinbo Industries, Inc.                         6
 15,000 NKK Corp.                                         15
  1,000 NOF Corp.                                          2
  8,000 Nomura Securities Co. Ltd.                        99
  2,000 NSK Ltd.                                           8
  2,000 NTN Corp.                                          7
  3,000 Obayashi Corp.                                    14
  3,000 Odakyu Electric Railway                           14
  5,000 Oji Paper Co. Ltd.                                21
  1,000 Okumura Corp.                                      3
  1,000 Olympus Optical Co. Ltd.                           7
  1,000 Omron Corp.                                       17
  1,000 Onward Kasiyama Co. Ltd.                          14
  2,000 Orient Corp.                                       4
 11,000 Osaka Gas Co. Ltd.                                25
    200 Oyo Corp.                                          4
  2,000 Penta-Ocean Construction                           3

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                         Value
---------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 JAPAN--Continued
  1,000 Renown, Inc.*                      $     1
  1,000 Rohm Co. Ltd.                           99
 15,000 Sakura Bank Ltd.                        52
  1,000 Sankyo Aluminium Industry Co.            1
  2,000 Sankyo Co. Ltd.                         64
  1,000 Sanwa Shutter Corp.                      6
  8,000 Sanyo Electric Co.                      23
  2,000 Sapporo Breweries Ltd.                  11
  1,000 Sato Kogyo                               1
    500 Sega Enterprises                        11
  1,000 Seiyu Ltd.                               4
  2,000 Sekisui Chemical Co. Ltd.               15
  3,000 Sekisui House Ltd.                      22
  5,000 Sharp Corp.                             34
  3,000 Shimizu Corp.                           10
  2,000 Shin-Etsu Chemical Co. Ltd.             48
  2,000 Shionogi & Co.                          11
  2,000 Shiseido Co. Ltd.                       27
  3,000 Shizuoka Bank                           28
  5,000 Showa Denko K.K.                         7
  2,000 Snow Brand Milk Products                 5
  1,900 Sony Corp.                             162
 17,000 Sumitomo Bank Ltd.                     216
  7,000 Sumitomo Chemicals Co.                  23
  5,000 Sumitomo Corp.                          32
  3,000 Sumitomo Electric Industries            40
  1,000 Sumitomo Forestry Co. Ltd.               7
  3,000 Sumitomo Heavy Industries Ltd.           9
  3,000 Sumitomo Marine & Fire Insurance        15
 14,000 Sumitomo Metal Industries               29
  2,000 Sumitomo Metal Mining Co.                8
  2,000 Sumitomo Osaka Cement Co. Ltd.           4
  5,000 Taisei Corp.                            12
  2,000 Taisho Pharmaceutical Co.               50
  1,000 Takara Shuzo                             4
  1,000 Takashimaya Co. Ltd.                     8
  4,000 Takeda Chemical Industries             117
  4,000 Teijin Ltd.                             11
  1,000 Teikoku Oil Co. Ltd.                     3
  1,000 Toa Corp.                                2
  4,000 Tobu Railway Co.                        14
    200 Toho Co.                                22
  2,400 Tohoku Electric Power                   36
  9,000 Tokai Bank                              48
  7,000 Tokio Marine & Fire Insurance           66
  6,100 Tokyo Electric Power Co.               110
  1,000 Tokyo Electron Ltd.                     38
 12,000 Tokyo Gas Co. Ltd.                      29
    700 Tokyo Steel Manufacturing                4
  1,000 Tokyo Tatemono Co. Ltd.                  3
  1,000 Tokyotokeiba                             2
  5,000 Tokyu Corp.                             21
  3,000 Toppan Printing Co. Ltd.                41

 Shares Description                           Value
----------------------------------------------------
  6,000 Toray Industries, Inc.               $    27
  3,000 Tosoh Corp.                                6
  1,000 Tostem Corp.                              11
  2,000 Toto Ltd.                                 18
  1,000 Toyo Engineering Corp.                     1
  1,000 Toyo Seikan Kaisha                        17
  3,000 Toyobo Ltd.                                5
  1,000 Toyoda Automatic Loom Works               19
 19,000 Toyota Motor Corp.                       548
  1,000 Tsubakimoto Chain                          5
  3,000 Ube Industries Ltd.                        5
  2,000 Unitika Ltd.*                              1
  1,000 Yamaguchi Bank                            13
  1,000 Yamaha Corp.                              14
  5,000 Yamaichi Securities Co. Ltd.               0
  2,000 Yamanouchi Pharmaceutical Co. Ltd.        49
  2,000 Yamato Transport Co. Ltd.                 25
  1,000 Yamazaki Baking Co. Ltd.                  12
  5,000 Yasuda Trust & Banking                     4
  1,000 Yokogawa Electric                          7
                                             -------
                                               7,261
                                             -------
 MALAYSIA--0.8%
  1,000 Aluminium Co. of Malaysia Berhad           0
  2,000 AMMB Holdings Berhad                       2
  6,000 Amsteel Corp. Berhad                       2
  1,000 Antah Holdings Berhad                      0
  1,000 Aokam Perdana Berhad*                      0
  4,000 Berjaya Group Berhad                       1
  3,000 Berjaya Leisure Berhad                     2
  4,000 Commerce Asset Holdings Berhad             2
  7,000 DCB Holdings Berhad                        4
  2,000 Edaran Otomobil Nasional Berhad            5
  3,000 Ekran Berhad                               2
  5,000 Golden Hope Plantations Berhad             6
  1,000 Golden Plus Holdings Berhad                0
  2,000 Guinness Anchor Berhad                     2
  3,000 Highlands & Lowlands Berhad                3
  1,000 Hong Leong Industries Berhad               1
  3,000 Hong Leong Properties Berhad               1
  2,000 Hume Industries Berhad                     2
  3,000 Idris Hydraulic Berhad*                    1
  3,000 IGB Corp. Berhad                           1
  4,000 IOI Corp. Berhad                           2
  2,000 Jaya Tiasa Holdings Berhad                 4
  2,000 Johan Holdings Berhad                      1
  2,000 Kedah Cement Holdings Berhad               1
  1,000 Kelanamas Industries Berhad                0
  2,000 Kemayan Corp. Berhad                       1
  1,000 Kian Joo Can Factory Berhad                1
  3,000 Kuala Lumpur Kepong Berhad                 7
  3,000 Land and General Berhad                    1
  2,000 Landmarks                                  1
  2,000 Leader Universal Holdings Berhad           1
  7,000 Magnum Corp. Berhad                        5

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                       Value
----------------------------------------------------------------
  5,400 Malayan Banking Berhad                           $    14
  2,000 Malayan Cement Berhad                                  1
  6,000 Malayan United Industries Berhad                       2
  1,500 Malayawata Steel Berhad                                0
  8,000 Malaysia International Shipping Berhad                 9
  4,000 Malaysia Mining Corp. Berhad                           2
  4,000 Malaysian Airline System Berhad                        3
  2,000 Malaysian Mosaics Berhad                               1
  1,000 Malaysian Oxygen Berhad                                3
  1,000 Malaysian Pacific Industries                           3
  4,666 Malaysian Resources Corp. Berhad                       2
  4,000 MBF Capital Berhad                                     2
  4,000 Metroplex Berhad                                       1
  5,000 Mulpha International Berhad                            1
  4,000 Multi-Purpose Holdings                                 1
  2,000 Mycom Berhad                                           1
  2,000 Nestle Berhad                                         10
  1,000 New Straits Times Press Berhad                         1
  1,600 Oriental Holdings Berhad                               2
  1,000 Palmco Holdings Berhad                                 0
  3,000 Pan-Malaysia Cement Works Berhad                       1
  2,000 Perlis Plantations Berhad                              4
  3,000 Perusahaan Otomolbil Nasional Berhad                   4
  1,000 Petaling Garden Berhad                                 1
  1,000 Pilecon Engineering Berhad                             0
  3,000 Promet Berhad*                                         1
  3,000 Public Bank Berhad                                     1
  6,000 Public Bank Berhad (Foreign Market)                    4
  2,000 R.J. Reynolds Berhad                                   3
  2,000 Rashid Hussain Berhad                                  2
  5,000 Resorts World Berhad                                   7
  2,400 Roghmans of Pall Mall Berhad                          21
  2,000 Selangor Properties Berhad                             1
  2,000 Shell Refining Co. Berhad                              4
 11,000 Sime Darby Berhad                                     11
  2,000 Sungei Way Holdings Berhad                             1
  3,000 Ta Enterprise Berhad                                   1
  3,000 Tan Chong Motor Holdings Berhad                        2
  3,000 Technology Resources Industries Berhad*                2
 13,500 Telekom Malaysia Berhad                               30
 14,000 Tenaga Nasional Berhad                                26
  3,000 Time Engineering Berhad                                1
  2,000 UMW Holdings Berhad                                    2
  4,000 United Engineers Malaysia Ltd.                         4
  4,000 YTL Corp. Berhad                                       4
  2,000 YTL Corp. Berhad, Class A                              2
                                                         -------
                                                             261
                                                         -------
 NETHERLANDS--5.0%
  6,879 ABN AMRO Holdings N.V.                               131
    384 Akzo Nobel                                            68
    181 Assurantieconcern Stad Rotterdam anno 1720N.V.         9
  3,515 Elsevier N.V.                                         59
    453 Getronics N.V.                                        16
    265 Heineken N.V.                                         45

 Shares Description                          Value
---------------------------------------------------
    162 Hollandsche Beton Groep N.V.        $     3
    141 IHC Caland N.V.                           7
  4,282 ING Groep N.V.                          174
    389 KLM Royal Dutch Airlines N.V.            14
  2,537 Koninklijke Ahold N.V.                   68
    188 Koninklijke Hoogovens N.V.                8
    546 Koninklijke KNP BT N.V.                  12
    119 Koninklijke Nedlloyd N.V.                 3
    167 Koninklijke Pakhoed N.V.                  4
  2,479 Koninklijke PTT Nederland N.V.          100
    106 Oce-Van Der Grinten N.V.                 12
  1,866 Philips Electronics N.V.                123
 12,110 Royal Dutch Petroleum Co.               630
    160 Stork N.V.                                6
  3,208 Unilever N.V.                           187
    360 Wolters Kluwer N.V.                      48
                                            -------
                                              1,727
                                            -------
 NEW ZEALAND--0.3%
 12,500 Brierley Investments Ltd.                 9
  7,600 Carter Holt Harvey Ltd.                  11
    200 Fisher & Paykel Industries Ltd.           1
  1,218 Fletcher Challenge Building               4
  1,622 Fletcher Challenge Energy                 7
  3,817 Fletcher Challenge Forests                3
  3,200 Fletcher Challenge Paper                  4
  2,200 Lion Nathan Ltd.                          5
  8,400 Telecom Corp. of New Zealand Ltd.        43
                                            -------
                                                 87
                                            -------
 NORWAY--0.5%
    400 Aker RGI ASA                              7
     40 Aker RGI ASA, Class B                     1
    300 Bergesen d.y. ASA, Class A                8
    100 Bergesen d.y. ASA, Class B                3
  3,000 Christiania Bank Og Kreditkasse          11
    100 Dyno Industrier ASA                       2
    200 Elkem ASA                                 3
    200 Hafslund ASA                              1
    100 Hafslund ASA, Class B                     0
    200 Kvaerner ASA                             10
    100 Kvaerner ASA, Class B                     5
    100 Leif Hoegh & Co. ASA                      2
    100 NCL Holdings ASA Rights*                  0
    900 NCL Holdings ASA*                         3
  1,200 Norsk Hydro ASA                          61
    200 Norske Skogindustrier ASA                 6
    130 Nycomed ASA, Class A                      4
     65 Nycomed ASA, Class B                      2
    200 Orkla ASA, Class A                       17
    100 Orkla ASA, Class B                        8
    200 Petroleum Geo-Services ASA*              13
  1,400 Storebrand ASA*                           9
    100 Unitor ASA                                1
                                            -------
                                                177
                                            -------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                        Value
-----------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 PORTUGAL--0.3%
    700 Banco Comercial Portugues S.A. (BCP)              $    15
    400 Banco Espirito Santo e Comercial de Lisboa S.A.        11
  1,800 EDP-Electricidade de Portugal S.A.                     32
    900 Portugal Telecom S.A. (Registered)                     42
                                                          -------
                                                              100
                                                          -------
 SINGAPORE--0.9%
  1,000 Chuan Hup Holdings Ltd.                                 0
  4,000 City Developments Ltd.                                 20
  2,000 Comfort Group Ltd.                                      1
  2,000 Cycle & Carriage Ltd.                                   9
  5,000 DBS Land Ltd.                                           9
  6,000 Development Bank of Singapore Ltd.                     57
  1,000 First Capital Corp. Ltd.                                1
  2,000 Fraser & Neave Ltd.                                    10
  2,000 Goldtron Ltd.                                           0
  2,000 Hai Sun Hup Group Ltd.                                  1
  1,000 Haw Par Brothers International Ltd.                     1
  2,000 Hotel Properties Ltd.                                   1
  1,000 Inchcape Berhad                                         3
  6,000 IPC Corp.                                               1
  4,250 Keppel Corp. Ltd.                                      15
  2,000 Lum Chang Holdings Ltd.                                 1
  2,000 NatSteel Ltd.                                           4
  4,000 Neptune Orient Lines Ltd.                               2
  9,600 Overseas Chinese Banking Corp. Ltd.                    58
  1,000 Overseas Union Enterprise Ltd.                          2
  2,000 Parkways Holdings Ltd.                                  5
  1,000 Sembawang Co. Ltd.                                      3
  1,000 Sembawang Marine and Logistics                          2
  3,000 Singapore Airlines Ltd.                                20
  2,000 Singapore Press Holdings Ltd.                          27
  2,000 Singapore Technologies Industrial Corp.                 2
 23,000 Singapore Telecommunications Ltd.                      44
  1,000 Straits Trading Co. Ltd.                                1
  4,000 United Industrial Corp. Ltd.                            2
  2,000 United Overseas Bank Ltd.                              12
  2,000 United Overseas Land Ltd.                               2
                                                          -------
                                                              316
                                                          -------
 SPAIN--2.3%
     75 Acerinox S.A.                                          12
  1,250 Autopistas Concesionaria ESP                           17
  3,477 Banco Bilbao Vizcaya S.A.                             105
  1,680 Banco Central Hispanoamericano                         32
  2,442 Banco Santander S.A.                                   74
    625 Corporacion Bancaria de Espana S.A.                    39
     75 Corporacion Financiera Alba                             8
    155 Corporacion Mapfre                                      8
    295 Dragados & Construcciones S.A.                          6
    250 Ebro Agricolas Compania de Alimentacion S.A.            4
    100 Empresa Nacional de Celulosas S.A.                      2
  5,350 Empresa Nacional de Electricidad S.A.                 101

 Shares Description                                                   Value
----------------------------------------------------------------------------
    800 Ercros S.A.                                                  $     1
    300 Fomenta de Construcciones S.A.                                    12
    775 Gas Natural SDG S.A., Class E                                     38
  4,618 Iberdrola S.A.                                                    59
    125 Inmobiliaria Metropolitana Vasco Central S.A.                      5
    200 Inmobiliaria Urbis S.A.                                            2
     25 Portland Valderrivas S.A.                                          2
    250 Prosegur CIA de Seguridad S.A.                                     2
  1,550 Repsol S.A.                                                       67
    205 Sarrio S.A.                                                        1
    225 Sociedade General de Aguas de Barcelona S.A.                       9
    225 Sociedade General de Aguas de Barcelona  S.A.--Rights*             0
    205 Tabacalera S.A.                                                   15
  4,812 Telefonica de Espana                                             139
  1,561 Union Electrica Fenosa S.A.                                       16
    200 Uralita S.A.                                                       2
    200 Vallehermoso S.A.                                                  6
    100 Viscofan Industria Navarra de Envolturas  Celulosicas S.A.         2
     50 Zardoya Otis S.A.                                                  6
      5 Zardoya Otis S.A.--Bonus Shares                                    0
                                                                     -------
                                                                         792
                                                                     -------
 SWEDEN--2.0%
  3,300 ABB AB, Class A                                                   42
  1,400 ABB AB, Class B                                                   17
    500 AGA AB, Class A                                                    7
    400 AGA AB, Class B                                                    5
  6,066 Astra AB, Class A                                                105
  1,500 Astra AB, Class B                                                 25
    500 Atlas Copco AB, Class A                                           15
    200 Atlas Copco AB, Class B                                            6
    316 Electrolux AB, Class B                                            25
     92 Granges AB*                                                        1
    900 Hennes & Mauritz AB, Class B                                      42
    200 Scancem AB, Class A                                                8
    300 Securitas AB, Class B                                              9
    408 Skandia Forsakrings AB                                            22
  2,400 Skandinaviska Enskilda Banken, Class A                            28
    500 Skanska AB, Class B                                               21
    100 SKF AB, Class A                                                    2
    200 SKF AB, Class B                                                    5
  1,100 Stora Kopparbergs Bergslags Aktiebolag, Class A                   15
    100 Stora Kopparbergs Bergslags Aktiebolag, Class B                    1
    800 Svenska Cellulosa AB, Class B                                     17
  1,000 Svenska Handelsbanken, Class A                                    35
  1,700 Swedish Match AB                                                   6
  4,300 Telefonaktiebolaget LM Ericsson, Class B                         175
    400 Trelleborg AB, Class B                                             6
    500 Volvo AB, Class A                                                 13
  1,600 Volvo AB, Class B                                                 43
                                                                     -------
                                                                         696
                                                                     -------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                                     Value
------------------------------------------------------------------------------
 SWITZERLAND--5.7%
     35 ABB A.G. (Bearer)*                                             $    47
     55 Adecco S.A.                                                         16
     10 Alusuisse-Lonza Holdings A.G. (Registered)                           9
  1,450 Credit Suisse Group (Registered)                                   212
      3 Fischer (Georg) A.G.                                                 4
     25 Holderbank Financiere Glarus A.G. (Registered)                       4
     10 Holderbank Financiere Glarus A.G., Class B                           9
    190 Nestle S.A. (Registered)                                           280
     30 Novartis A.G. (Bearer)                                              48
    290 Novartis A.G. (Registered)                                         463
      8 Roche Holdings A.G. (Bearer)                                       122
     33 Roche Holdings A.G. (Genusss)                                      295
    350 Schweizerischer Bankverein (Registered)*                           101
      5 SGS Societe Generale de Surveillance Holdings  S.A., Class B         9
     20 SMH A.G. (Bearer)                                                   11
     70 Swiss Re (Registered)                                              114
    100 Union Bank of Switzerland (Bearer)                                 127
     75 Union Bank of Switzerland (Registered)                              19
    170 Zurich Versicherungsgesellschaft (Registered)                       72
                                                                       -------
                                                                         1,962
                                                                       -------
 UNITED KINGDOM--18.4%
  8,000 Abbey National PLC                                                 127
  1,000 AMEC PLC                                                             2
    439 Amstrad PLC                                                          0
  1,000 Anglian Water PLC                                                   14
  2,000 Argos PLC                                                           21
  4,000 Arjo Wiggins Appleton PLC                                           11
  5,000 Associated British Foods PLC                                        46
 16,662 B.A.T. Industries PLC                                              149
  8,205 Barclays PLC                                                       197
  1,000 Barratt Developments PLC                                             4
  4,753 Bass PLC                                                            68
  2,000 BBA Group PLC                                                       13
 21,294 BG PLC                                                             102
  2,000 BICC Group PLC                                                       5
  4,000 Blue Circle Industries PLC                                          23
  2,608 BOC Group PLC                                                       42
  4,889 Boots Co. PLC                                                       72
  1,000 Bowthorpe PLC                                                        7
  3,000 BPB PLC                                                             17
  2,000 British Aerospace PLC                                               55
  5,000 British Airways PLC                                                 45
  2,000 British Land Co. PLC                                                22
 29,172 British Petroleum Co. PLC                                          398
  9,000 British Sky Broadcasting Group PLC                                  67
 10,000 British Steel PLC                                                   23
 32,469 British Telecommunications PLC                                     250
 21,948 BTR PLC                                                             76
  1,000 Burmah Castrol PLC                                                  17
 12,000 Cable & Wireless PLC                                               109
  5,116 Cadbury Schweppes PLC                                               53
  2,900 Caradon PLC                                                          9

 Shares Description                                     Value
--------------------------------------------------------------
  3,000 Carlton Communications PLC                     $    23
 23,000 Centrica PLC*                                       33
  3,000 Coats Viyella PLC                                    5
  4,000 Commercial Union PLC                                55
  2,079 Courtaulds PLC                                      10
  1,000 Courtaulds Textiles PLC                              6
  1,000 De La Rue PLC                                        7
  1,000 Delta PLC                                            5
  2,000 Electrocomponents PLC                               14
  4,137 EMI Group PLC                                       31
  2,000 English China Clays PLC                              9
  3,000 FKI PLC                                              9
 14,190 General Electric Co. PLC                            92
  1,806 GKN PLC                                             39
 18,000 Glaxo Wellcome PLC                                 394
  5,017 Granada Group PLC                                   72
 11,000 Grand Metropolitan PLC                             100
  2,000 Great Portland Estates PLC                           8
  5,000 Great Universal Stores PLC                          59
  5,000 Guardian Royal Exchange PLC                         24
  9,866 Guiness PLC                                         89
  1,008 Hammerson PLC                                        8
  3,000 Hanson PLC                                          15
  4,000 Harrisons & Crosfield PLC                            8
  1,000 Hepworth PLC                                         4
  9,000 HSBC Holdings PLC                                  219
  4,000 HSBC Holdings PLC (75P)                            102
  1,000 Hyder PLC                                           16
  2,000 IMI PLC                                             12
  4,000 Imperial Chemical Industries PLC                    59
  1,000 Johnson Matthey PLC                                  9
  3,000 Kingfisher PLC                                      41
  6,000 Ladbroke Group PLC                                  27
  1,000 Laird Group PLC                                      7
  2,646 Land Securities Group PLC                           43
  5,000 LASMO PLC                                           22
  6,000 Legal & General Group PLC                           51
  1,000 Lex Service PLC                                      7
 26,082 Lloyds TSB Group PLC                               297
  4,001 Lonrho PLC                                           6
  7,000 LucasVarity PLC                                     22
 14,522 Marks & Spencer PLC                                149
  2,000 Marley PLC                                           4
  2,142 MEPC PLC                                            19
  1,000 Mercury Asset Management Group PLC                  28
  1,000 Meyer International PLC                              7
  9,000 National Grid Group PLC                             45
  6,000 National Power PLC                                  57
  2,000 Next PLC                                            25
  1,000 Ocean Group PLC                                     10
  2,920 Pearson PLC                                         41
  3,112 Peninsular and Oriental Steam Navigation Co.        34
  5,290 Pilkington PLC                                      12
  1,000 Provident Financial PLC                             12
 10,000 Prudential Corp. PLC                               107

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                                      Value
-------------------------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 UNITED KINGDOM--Continued
  1,000 Racal Electronics PLC                                           $     4
  3,000 Railtrack Group PLC (Partial Paid)                                   50
  4,000 Rank Group PLC                                                       23
  3,000 Redland PLC                                                          17
  4,832 Reed International PLC                                               51
  8,000 Reuters Holdings PLC                                                 90
  3,000 Rexam PLC                                                            15
  1,000 RMC Group PLC                                                        15
  7,000 Rolls-Royce PLC                                                      28
  7,000 Royal & Sun Alliance Insurance Group PLC                             63
  4,000 Royal Bank Scotland Group PLC                                        46
  5,474 RTZ Corp. PLC                                                        66
  3,000 Rugby Group PLC                                                       6
  6,000 Safeway PLC                                                          33
  8,953 Sainsbury (J) PLC                                                    73
  1,000 Schroders PLC                                                        29
  3,000 Scottish & Newcastle PLC                                             35
  5,000 Scottish Power PLC                                                   40
  7,410 Sears PLC                                                             6
  3,000 Sedgwick Group PLC                                                    6
  2,000 Slough Estates PLC                                                   12
 28,000 SmithKline Beecham PLC                                              260
  1,000 Smiths Industries PLC                                                13
  2,000 Southern Electric PLC                                                15
  2,000 St. James Place Capital PLC                                           5
  2,000 T&N PLC                                                               8
  4,529 Tarmac PLC                                                            9
  2,000 Tate & Lyle PLC                                                      16
  2,000 Taylor Woodrow PLC                                                    6
 10,583 Tesco PLC                                                            85
  2,000 Thames Water PLC                                                     30
  1,714 Thorn PLC                                                             4
  2,000 TI Group PLC                                                         16
  1,000 Transport Development Group PLC                                       3
  1,162 Unigate PLC                                                          11
 15,868 Unilever PLC                                                        125
  2,579 United Biscuits Holdings PLC                                          9
  3,000 United Utilities PLC                                                 39
  2,000 Vickers PLC                                                           8
  1,000 Viglen Technology Letters of Entitlement to  Litigation Notes         0
  1,000 Viglen Technology PLC                                                 1
  1,630 Viglen Technology PLC                                                 4
 16,000 Vodafone Group PLC                                                  107
  2,666 Williams PLC                                                         14
  2,000 Willis Corroon                                                        4
  1,000 Wilson (Connolly) Holdings PLC                                        3
  2,000 Wimpey (George) PLC                                                   4
  3,000 Wolseley PLC                                                         26
  4,000 Zeneca Group PLC                                                    127
                                                                        -------
                                                                          6,313
-------------------------------------------------------------------------------
 TOTAL COMMON STOCK (Cost $28,982)                                      $28,178
-------------------------------------------------------------------------------

 Shares  Description                             Value
-------------------------------------------------------
 PREFERRED STOCK--0.5%
 AUSTRALIA--0.1%
   7,100 News Corp. Ltd.                        $    35
   2,600 Sydney Harbour Casino Holdings Ltd.*         2
                                                -------
                                                     37
                                                -------
 AUSTRIA--0.0%
       4 Bau Holdings A.G.--Vorzug                    0
      75 Bank Austria A.G.--Vorzug                    3
      74 Creditanstalt-Bankverein--Vorzug             4
       4 EA-Generali A.G.--Vorzug                     1
                                                -------
                                                      8
                                                -------
 FRANCE--0.0%
     100 Casino Guichard--Perrachon S.A.              4
                                                -------
 GERMANY--0.4%
     950 RWE A.G.--Non Voting                        38
     200 SAP A.G.--Vorzug                            61
      50 Volkswagen A.G.--Non Voting                 23
                                                -------
                                                    122
                                                -------
 ITALY--0.0%
   5,300 Fiat S.p.A.                                  8
-------------------------------------------------------
 TOTAL PREFERRED STOCK (Cost $145)              $   179
-------------------------------------------------------
 OTHER--8.9%
 AUSTRALIA--0.4%
  15,000 WEBS Index Series--Australia           $   138
                                                -------
 GERMANY--1.1%
  23,000 WEBS Index Series--Germany                 388
                                                -------
 HONG KONG--0.2%
   7,400 WEBS Index Series--Hong Kong                82
                                                -------
 ITALY--0.0%
     800 WEBS Index Series--Italy                    15
                                                -------
 JAPAN--3.6%
 115,800 WEBS Index Series--Japan                 1,216
                                                -------
 SPAIN--0.5%
   7,400 WEBS Index Series--Spain                   149
                                                -------
 SWEDEN--0.4%
   7,500 WEBS Index Series--Sweden                  141
                                                -------
 SWITZERLAND--1.1%
  25,100 WEBS Index Series--Switzerland             373
                                                -------
 UNITED KINGDOM--1.6%
  30,800 WEBS Index Series--United Kingdom          534
-------------------------------------------------------
 TOTAL OTHER (Cost $3,514)                      $ 3,036
-------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Principal
  Amount   Description                        Value
----------------------------------------------------
 SHORT-TERM INVESTMENT--0.5%
           Banco Central Hispanoamericano,
           Grand Cayman
 $    163  5.750%Due 12/01/97                $   163
----------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $163)     $   163
----------------------------------------------------
 TOTAL INVESTMENTS--92.2%
  (Cost $32,804)                             $31,556
----------------------------------------------------
 Other assets, less liabilities--7.8%          2,688
----------------------------------------------------
 NET ASSETS--100.0%                          $34,244
----------------------------------------------------

--------------------------------------------------------------------------------

*Non-income producing security.

At November 30, 1997 the Portfolio's investments, excluding the short-term investment, were diversified as follows:

Industry/Sector
-----------------------------------
Banks                         13.5%
Capital Goods                 5.5
Consumer Goods               17.3
Energy/Utilities             12.8
Financial Services            7.9
Pharmaceuticals/Health Care   7.5
Multi-Industry               12.8
Raw Materials                 6.8
Retail                        3.8
Technology                    3.5
Transportation                2.1
Other                         6.5
-----------------------------------
Total                        100.0%
-----------------------------------


See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares  Description                                           Value
----------------------------------------------------------------------
                         INTERNATIONAL GROWTH PORTFOLIO
 COMMON STOCKS--94.0%
 ARGENTINA--0.3%
  25,000 Banco Rio de la Plata S.A.                           $    314
                                                              --------
 AUSTRALIA--1.9%
  75,000 National Australia Bank                                   994
 185,000 News (The) Corp. Ltd.                                     990
                                                              --------
                                                                 1,984
                                                              --------
 AUSTRIA--0.7%
   5,000 VA Technologie A.G.                                       753
                                                              --------
 CZECH REPUBLIC--0.5%
  90,000 Czechoslovakia & Slovak Investment Corp.*                 540
  12,000 Czechoslovakia & Slovak Investment Corp. Warrants*          8
                                                              --------
                                                                   548
                                                              --------
 FRANCE--9.5%
   7,000 Accor S.A.*                                             1,323
   8,000 Alcatel Alsthom                                         1,003
  27,000 Axa-UAP                                                 1,959
   6,000 Castorama Dubois Investisse                               708
   9,000 Cie Generale des Eaux                                   1,189
  25,000 Credit Commercial de France                             1,482
  12,000 Elf Aquitaine S.A.                                      1,392
  17,000 Lafarge S.A.                                            1,123
                                                              --------
                                                                10,179
                                                              --------
 GERMANY--8.7%
   3,000 Allianz A.G.                                              712
  25,000 Deutsche Bank A.G.                                      1,603
  20,000 Commerzbank A.G.                                          695
  15,000 Deutsche Telekom A.G.                                     304
  30,000 Deutsche Telekom A.G. ADR                                 613
   4,000 Karstadt A.G.                                           1,390
  27,000 Siemens A.G.                                            1,585
  40,000 VEBA A.G.                                               2,377
                                                              --------
                                                                 9,279
                                                              --------
 ITALY--5.6%
  80,000 Assicurazioni Generali                                  1,794
 600,000 Credito Italiano                                        1,642
 110,000 ENI S.p.A.                                                642
 435,000 Pirelli S.p.A.                                          1,080
 140,000 Telecom Italia S.p.A.                                     873
                                                              --------
                                                                 6,031
                                                              --------
 JAPAN--21.9%
  80,000 Bank Of Tokyo-Mitsubishi Ltd.                           1,160
 115,000 Daiwa House Industry Co. Ltd.                             928
 100,000 Fujitsu Ltd.                                            1,120
 140,000 Industrial Bank of Japan Ltd.                           1,251

 Shares  Description                               Value
----------------------------------------------------------
 425,000 Itochu Corp.                             $  1,102
  25,000 Jafco Co. Ltd.                                901
 130,000 Kirin Brewery Co. Ltd.                      1,001
  17,000 Matsumotokiyoshi                              599
  70,000 Mitsubishi Estate Co. Ltd.                    812
 185,000 Mitsui & Co.                                1,286
   7,000 Nintendo Co. Ltd.                             724
 110,000 Nippon Compys Corp.                         1,439
     235 Nippon Telegraph & Telephone Corp.          1,933
  60,000 Nomura Securities Co. Ltd.                    743
 230,000 Obayashi Corp.                              1,081
  10,000 Promise Co. Ltd.                              552
  70,000 Ricoh Co. Ltd.                                845
 110,000 Sanwa Bank (The) Ltd.                       1,207
  15,000 Secom Co. Ltd.                                940
 140,000 Sumitomo Realty & Development Co. Ltd.        938
  60,000 Takashimaya Co. Ltd.                          480
 115,000 Tokio Marine & Fire Insurance               1,090
  40,000 Xebio Co. Ltd.                                483
  55,000 Uny Co. Ltd.                                  811
                                                  --------
                                                    23,426
                                                  --------
 NETHERLANDS--5.3%
  25,000 ING Groep N.V.                              1,016
  35,000 Koninklijke PTT Nederland N.V.              1,405
  28,000 Vendex International N.V.                   1,462
  75,000 VNU                                         1,796
                                                  --------
                                                     5,679
                                                  --------
 NORWAY--0.9%
  55,000 Saga Petroleum ASA, Class A                   979
                                                  --------
 PORTUGAL--1.8%
  35,000 Cimpor S.A.                                   887
  22,000 Portugal Telecom S.A.                       1,009
                                                  --------
                                                     1,896
                                                  --------
 SOUTH AFRICA--0.6%
  30,000 Nedcor Ltd.                                   680
                                                  --------
 SOUTH KOREA--0.0%
     368 Daewoo Corp.                                    1
                                                  --------
 SPAIN--2.5%
  30,000 Banco Bilbao Vizcaya S.A.                     906
  20,000 Repsol S.A. ADR                               863
  10,000 Telefonica de Espana ADR                      865
                                                  --------
                                                     2,634
                                                  --------
 SWEDEN--3.1%
  35,000 Autoliv, Inc.                               1,325
  25,000 Electrolux AB, Series B                     1,969
                                                  --------
                                                     3,294
                                                  --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

  Shares/
 Principal
  Amount   Description                               Value
-------------------------------------------------------------
 SWITZERLAND--7.5%
   1,100   Nestle S.A.                              $  1,619
   1,100   Novartis A.G.                               1,758
     155   Roche Holding A.G.                          1,387
   1,200   Union Bank of Switzerland                   1,528
   4,000   Zurich Versicherungs-Gesellschaft A.G.      1,683
                                                    --------
                                                       7,975
                                                    --------
 UNITED KINGDOM--23.2%
 175,000   Baa PLC                                     1,473
  19,000   British Pertroleum Co. PLC ADR              1,577
 130,000   CRH PLC                                     1,528
 240,000   General Electric Co. PLC                    1,559
  35,000   Glaxo Wellcome PLC ADR                      1,599
 165,000   Grand Metropolitan PLC                      1,498
 320,000   Ladbroke Group PLC                          1,450
 160,000   Lloyds TSB Group PLC                        1,820
 280,000   National Grid Group PLC                     1,387
 110,000   National Westminster Bank PLC               1,664
 125,000   Pearson PLC                                 1,737
 245,000   Shell Transport & Trading Co.               1,663
  32,000   SmithKline Beecham PLC ADR                  1,588
 270,000   Tomkins PLC                                 1,369
 115,000   United Utilities PLC                        1,474
  22,000   Vodafone Group PLC ADR                      1,452
                                                    --------
                                                      24,838
-------------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $96,129)                 $100,490
-------------------------------------------------------------
 SHORT-TERM INVESTMENT--6.5%
           Banco Central Hispanoamericano,
           Grand Cayman
 $ 7,006   5.750% Due 12/01/97                      $  7,006
-------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $7,006)                                     $  7,006
-------------------------------------------------------------
 TOTAL INVESTMENTS--100.5%
  (Cost $103,135)                                   $107,496
-------------------------------------------------------------
 Liabilities, less other assets--(0.5)%                 (488)
-------------------------------------------------------------
 NET ASSETS--100.0%                                 $107,008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*Non-income producing security.

At November 30, 1997 the Portfolio's investments, excluding the short-term investment, were diversified as follows:

Industry/Sector
-----------------------------------
Banks                         11.3%
Basic Industry                16.0
Capital Goods                 10.3
Consumer Goods                17.9
Financial Services            16.3
Pharmaceuticals/Health Care    6.3
Real Estate                    1.7
Retail                         2.9
Technology                     1.9
Telecommunications             8.4
Other                          7.0
-----------------------------------
Total                        100.0%
-----------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                           Value
------------------------------------------------------
                         SMALL COMPANY INDEX PORTFOLIO
 COMMON STOCKS--92.9%
 AGRICULTURE--0.5%
  4,800 DeKalb Genetics Corp.                $    187
  6,053 Delta & Pine Land Co.                     160
  6,400 Dimon, Inc.                               160
  8,300 Longview Fibre Co.                        134
  1,400 Tejon Ranch Co.                            41
                                             --------
                                                  682
                                             --------
 APPAREL--0.5%
  2,900 Converse, Inc.*                            21
  5,200 Designer Holdings, Ltd.*                   49
  2,100 Donna Karan Intl, Inc.*                    25
    900 Fossil, Inc.*                              20
  1,400 Gadzooks, Inc.*                            39
  4,000 Genesco, Inc.*                             52
  1,100 Guess ?, Inc.*                              9
  3,900 Hartmarx Corp.*                            32
  3,450 Kellwood Co.                              118
  5,500 Nautica Enterprises, Inc.*                154
  1,500 Oshkosh B' Gosh, Inc.                      49
  1,100 Oxford Industries, Inc.                    39
  2,700 St. John Knits, Inc.                      103
  4,800 Tultex Corp.*                              22
  1,450 Unitog Co.                                 33
                                             --------
                                                  765
                                             --------
 BANKING--7.0%
  3,750 Aames Financial Corp.                      51
  1,880 Albank Financial Corp.                     87
  3,750 Amcore Financial, Inc.                     89
  1,500 Anchor Bancorp, Inc.                       47
  1,200 Area Bancshares Corp.                      24
  8,054 Associated Banc-Corp.                     401
    500 Bancfirst Corp.                            17
  3,200 BancorpSouth, Inc.                        122
  1,402 Bank Granite Corp. Club, Inc.              43
  1,700 BankAtlantic Bancorp, Inc.                 24
  1,300 Banknorth Group, Inc.                      79
  2,000 Bay View Capital Corp.                     68
    989 Brenton Banks, Inc.                        32
  1,300 BSB Bancorp, Inc.                          40
    980 BT Financial Corp.                         46
  1,200 Capital Bancorp of Miami, Florida          62
    200 Capital City Bank Group, Inc.               7
  1,000 CBT Corp.                                  30
  1,599 Chemical Financial Corp.                   64
  2,087 Chittenden Corp.                           92
  1,350 CitFed Bancorp, Inc.                       68
    900 Citizens Bancshares of Ohio                56
  2,550 Citizens Banking Corp. of Michigan         75
  2,901 CNB Bancshares, Inc.                      121
  3,000 Coast Savings Financial, Inc.*            180
  4,900 Colonial BancGroup, Inc.                  149

 Shares Description                                Value
----------------------------------------------------------
  2,661 Commerce Bancorp, Inc.                    $    112
  2,754 Commonwealth Bancorp                            56
  1,200 Community Bank System, Inc.                     34
  3,000 Community First Bankshares                     142
  1,330 Community Trust Bancorp, Inc.                   40
  1,500 CPB, Inc.                                       31
  3,580 Cullen/Frost Bankers, Inc.                     190
  1,000 CVB Financial Corp.                             29
  3,163 Downey Financial Corp.                          87
  1,388 F & M Bancorp                                   51
  3,255 F & M National Corp.                           104
  1,767 Fidelity National Corp.                         46
  1,500 First Citizens Bankshares, Class A.*           164
  1,800 First Commerce Bankshares, Inc.                 47
  3,600 First Commonwealth Financial Corp.              92
    700 First Federal Financial Corp.                   31
  1,381 First Financial Bankshares, Inc.                62
    902 First Financial Corp. of Indiana                39
  2,375 First Midwest Bancorp, Inc. of Illinois         94
  1,422 First Source Corporation                        41
  1,050 First United Bancshares of Ark                  40
  1,832 First Western Bancorp                           52
  2,450 Firstbank of Illinois Co.                       78
  2,025 Firstbank Puerto Rico                           68
  2,236 FNB Corp.                                       74
  2,825 Fort Wayne National Corp.                      107
  6,424 Fulton Financial Corp.                         197
  1,100 GBC Bancorp                                     60
  2,300 Great Financial Corp.                          110
  1,100 Hamilton Bancorp, Inc*                          31
  1,210 Hancock Holding Co.                             72
  1,168 Harleysville National Corp.                     43
  1,650 Heritage Financial Services, Inc.               42
  3,429 Hubco, Inc.                                    119
  3,621 Imperial Bancorp*                              169
  3,764 Imperial Credit Industries, Inc.*               90
  1,000 Investors Financial Services Corp.              42
  1,000 Irwin Financial Corp.                           40
  8,409 Keystone Financial, Inc.                       313
  1,500 Klamath First Bancorp                           33
  1,900 Liberty Corp.                                   86
  5,294 Magna Group, Inc.                              212
  1,800 Mainstreet Bankgroup, Inc.                      49
  1,200 Merchants New York Bancorp                      35
  3,974 Mid Am, Inc.                                    83
  1,236 Mid-America Bancorp                             37
    500 Mississippi Valley Bancshares, Inc.             29
  1,800 ML Bancorp, Inc.                                52
    600 National Bancorp of Alaska, Inc.                72
  1,610 National City Bancshares, Inc.                  77
  1,468 National Penn Bancshares, Inc.                  46
  1,470 NBT Bancorp, Inc.                               38
  1,300 Ocean Financial Corp.                           48
  4,295 Old National Bancorp                           199
  1,400 Omega Financial Corp.                           48

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                               Value
---------------------------------------------------------
  2,095 ONBANCorp, Inc.                          $    141
  4,431 One Valley Bancorp, Inc.                      168
  1,950 Oriental Financial Group                       59
  1,100 Park National Corp.                            97
  4,400 Peoples Heritage Financial Group, Inc.        188
  1,494 Provident Bankshares Corp.                     89
  2,610 Republic Bancorp, Inc.                         45
  3,200 Riggs National Corp.                           78
  2,000 S & T Bancorp, Inc.                            80
  1,100 Santa Barbara Bancorp                          50
  2,800 Security Capital Corp.                         61
  1,600 Silicon Valley Bancshares*                     84
  1,500 Southwest Bancorporation of Texas*             45
 14,343 Sovereign Bancorp, Inc.                       272
  5,519 St. Paul Bancorp, Inc.                        135
  1,900 Sterling Bancshares, Inc. of Texas             37
  4,400 Stratus Computer, Inc.*                       143
    600 Student Loan Corp.                             30
    400 Sumitomo Bank of California                    14
  3,562 Susquehanna Bancshares, Inc.                  116
  2,500 T.R. Financial Corp.                           82
  2,150 Texas Regional Bancshares, Class A             59
  1,700 Triangle Bancorp, Inc.                         47
  2,600 Trust Co. of Jersey City                       57
  3,730 Trustco Bank Corp.                             91
  5,200 Trustmark Corp.                               194
  2,532 UMB Financial Corp.                           132
  1,033 Un Planters Corp.                              64
  2,400 United Bankshares, Inc.                       113
  3,100 Us Trust Corp                                 183
    800 USBancorp, Inc.                                52
  4,000 UST Corp.                                     106
  2,100 Vermont Financial Services Corp.               58
  2,200 Webster Financial Corp.                       138
  2,550 Wesbanco, Inc.                                 77
  1,900 West Coast Bancorp of Oregon                   50
  2,300 Westamerica Bancorp                           210
  1,618 Westcorp, Inc.                                 28
  3,400 Weternbank Puerto Rico                         63
  3,375 Whitney Holding Corp.                         169
                                                 --------
                                                   10,362
                                                 --------
 BITUMINOUS COAL AND LIGNITE SURFACE MINING--0.1%
  3,800 Arch Coal, Inc.                               100
  1,100 Nacco Industries, Inc.                        120
                                                 --------
                                                      220
                                                 --------
 BROKERAGE AND FINANCIAL SERVICES--3.2%
    400 American Financial Enterprises, Inc.           16
    400 Ameritrade Holdings Corp., Class A*            13
  5,800 Amresco, Inc.*                                162
  6,100 Arcadia Financial, Ltd.*                       51
  2,900 Bank Plus Corporation*                         32
  4,600 Bank United Corp., Class A                    193

 Shares Description                                 Value
-----------------------------------------------------------
    787 BOK Financial Corp.*                       $     32
    400 Capital Factors Holdings, Inc.*                   7
  2,100 CapMAC Holdings, Inc.                            71
  2,100 CFX Corporation                                  58
     95 Charter One Financial, Inc.                       6
  2,400 Cityscape Financial Corp.*                        4
  3,600 CMAC Investment Corp.                           187
  3,450 Commercial Federal Corp.                        166
  5,750 Crawford & Co., Class B                         119
  3,500 Credit Acceptance Corp.*                         18
  6,000 Crimmi Mae, Inc.                                 89
    800 Delta Financial Corp.*                           13
  2,100 Dime Community Bancorp, Inc.                     49
  2,300 Doral Financial Corp.                            50
    900 Everen Capital Corp.                             36
  1,550 Financial Federal Corp.*                         33
  2,700 First Colorado Bancorp, Inc.                     61
  1,300 First Federal Capital Corp.                      36
  1,600 First Federal Financial Corp.*                   58
  2,667 First Financial Bancorp                         126
  1,000 First Financial Holdings, Inc.                   43
  1,198 First Indiana Corp.                              31
  1,500 First Republic Bank*                             41
  1,700 First Savings Bank of Washington                 43
  1,300 First Savings Bank, SLA                          50
  3,700 Firstplus Financial Group*                      141
    800 Flagstar Bancorp, Inc.*                          15
  1,000 Fund American Enterprise Holdings, Inc.         123
  1,600 Grand Premier Financial, Inc.                    23
  2,800 Hambrecht & Quist Group*                        107
    700 Harbor Florida Bancorp, Inc.                     46
    100 Harbor Florida Bancorp, Inc.                      7
  1,300 Harris Financial, Inc.                           25
  2,800 HFNC Financial Corp.                             42
  3,700 Homeside, Inc.*                                 102
  4,000 IMC Mortgage Company*                            54
  3,400 Insignia Financial Group, Inc., Class A*         67
  2,000 Interra Financial, Inc.                         110
  1,300 Interwest Bancorp, Inc.                          51
    500 Investment Technology Group, Inc.*               15
  1,600 Jefferies Group, Inc.                           113
  3,433 Legg Mason, Inc.*                               166
  1,600 Life Bancorp, Inc.                               50
  3,500 Long Beach Financial Corp.*                      38
  3,900 Long Island Bancorp, Inc.                       184
  2,880 McDonald & Co. Investments, Inc.                 78
 24,600 Mercury Finance Co.                              18
    500 Metris Companies, Inc.                           19
  3,737 Morgan Keegan, Inc.                              75
  2,734 New York Bancorp, Inc.                           97
  4,200 Ocwen Financial Corp.*                          102
  3,000 Pff Bancorp, Inc. *                              55
  7,150 Phoenix Duff & Phelps Corp.                      54
  3,500 Pioneer Group, Inc.                             110
  1,800 Piper Jaffray Cos., Inc.                         50

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                 Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 BROKERAGE AND FINANCIAL SERVICES--Continued
  2,100 Queens County Bancorp, Inc.                $     74
  3,285 Quick & Reilly Group, Inc.                      123
  3,850 Raymond James Financial, Inc.                   137
  1,400 Reliance Bancorp, Inc.                           46
  1,997 Resource Bancshares Mortgage Group, Inc.         27
  7,000 Roslyn Bancorp, Inc.                            152
  1,900 SEI Corp.                                        79
  2,250 Source Services Corp.*                           47
  1,200 Southern Pacific Funding Corp.*                  15
    800 St Francis Capital Corp.                         31
    300 Value Line, Inc.                                 11
    770 WFS Financial, Inc.*                              9
  1,700 WSFS Financial Corp.*                            33
                                                   --------
                                                      4,815
                                                   --------
 CHEMICALS, ALLIED PRODUCTS AND PHARMACEUTICALS--
 3.5%
  3,600 Affymetrix, Inc.*                               124
  3,600 Albermarle Corp.                                 90
  2,600 Alberto-Culver Co., Class B                      81
  1,900 Algos Pharmeceuticals Corp.*                     49
  5,100 Alliance Pharmaceutical Corporation*             49
     76 Alpha 1 Biomedicals, Inc.                         0
  2,300 Alpharma, Inc., Class A                          53
  1,900 American Safety Razor Co.*                       36
  4,600 Amylin Pharmaceuticals, Inc.*                    31
  1,300 Andrx Corp. *                                    51
  1,100 Aphton Corp.*                                    13
  2,400 Arris Pharmaceutical Corp.*                      23
  1,000 Bush Boake Allen, Inc.*                          28
  1,100 Cadus Pharmaceutical Corp.*                      14
  5,600 Calgon Carbon Corp.                              62
  3,900 Capstone Pharmacy Services, Inc.*                43
  1,400 Carbide/Graphite Group *                         54
    900 Cardinal Health ,Inc.                            68
  3,700 Carter-Wallace, Inc.                             61
      1 Cell Genesys, Inc.                                0
  4,000 Cephalone, Inc.*                                 41
  1,400 Chemed Corp.                                     55
  3,300 Chemfirst, Inc.                                  88
  3,000 Cygnus, Inc.*                                    68
    500 Del Laboratories, Inc.                           18
  3,700 Dexter Corp.                                    147
  1,700 Diagnostic Products Corp.                        47
  1,500 Emisphere Technologies, Inc.*                    30
  2,300 Fuller (H.B.) Co.                               113
  2,200 GelTex Pharmaceuticals, Inc.*                    62
  1,700 General Chemical Group, Inc.                     47
  3,700 Geon Co.                                         87
  5,500 Georgia Gulf Corp.                              171
  2,500 Guilford Pharmaceuticals, Inc.*                  56
  7,200 Hanna (M.A) Co.                                 178
  2,000 Herbalife International, Inc.                    40
  6,101 ICN Pharmaceuticals, Inc.                       302

 Shares Description                         Value
---------------------------------------------------
  5,400 ICOS Corp.*                        $     75
  3,600 Immunomedics, Inc.*                      18
  4,700 Interneuron Pharamaceuticals*            56
  4,200 Isis Pharmaceuticals, Inc.*              62
  3,600 Jones Medical Industries, Inc.          119
    800 Kos Pharmaceuticals, Inc.*               13
  1,300 Kronos, Inc.*                            41
  1,200 KV Pharmaceutical Co., Class B*          26
  5,100 Lawter International, Inc.               59
  1,500 Learonal, Inc.                           40
  1,771 Life Technologies, Inc.                  54
  3,575 Lilly Industrial, Inc.                   66
  1,000 MacDermid, Inc.                          72
  1,000 McWhorter Technologies, Inc.*            24
  3,500 Medimmune, Inc.*                        134
  4,400 Millennium Pharmaceuticals*              88
  3,600 Mineral Technologies, Inc.              158
  1,000 Miravant Medical Technologies*           47
  4,468 Mississippi Chemical Corp.               87
  2,500 NBTY, Inc.*                              54
    500 NCH Corp.                                34
  4,300 Nexstar Pharmeceuticals, Inc.*           59
  3,800 NL Industries*                           62
  3,700 Noeprobe Corp.*                          30
  3,600 OM Group, Inc.                          138
  3,400 Regeneron Pharmaceuticals, Inc.*         34
  3,300 Roberts Pharmaceutical Corp.*            34
  5,900 Schulman (A.), Inc.                     132
  3,000 Scotts Co.*                              88
  4,400 Sepracor, Inc.*                         162
  4,900 Sequus Pharmaceuticals, Inc.*            38
    900 Sonus Pharmaceuticals, Inc.*             35
  1,400 Stepan Co.                               39
  2,900 Techne Corp.*                            54
  6,500 Terra Industries, Inc.                   79
  2,635 Tetra Tech, Inc.*                        67
  1,800 Tetra Technologies, Inc.*                42
  3,000 Transkaryotic Therapies, Inc.*          104
  1,100 USA Detergents, Inc.*                    12
  1,700 Valhi, Inc.                              16
  4,000 Vertex Pharmaceuticals, Inc.*           111
  2,230 WD-40 Co.                                60
  4,400 Wellman, Inc.                            93
                                           --------
                                              5,296
                                           --------
 COMMUNICATIONS--5.1%
  2,700 ACC Corp.*                              126
  1,500 Ackerley Communications, Inc.            24
    900 Aerial Communications, Inc.*              8
  5,800 Aliant Communications, Inc.             175
  2,990 American Radio Systems Corp.            149
  2,600 American Mobile Satellite Corp.*         20
  4,300 ANTEC Corp.*                             66
  1,000 BET Holdings, Inc.*                      54
  2,700 Black Box Corp.*                         96

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                      Value
----------------------------------------------------------------
  1,120 Block Drug Co., Inc.                            $     51
  2,900 Bowne & Co., Inc.                                    111
  7,824 Brightpoint, Inc.*                                   126
  6,100 Brooks Fiber Properties*                             334
  2,650 Cable Design Technologies Corp.*                     107
  2,500 Cablevision Sytems, Class A*                         205
  2,400 California Microwave*                                 44
  2,100 Cellstar Corp.*                                       54
  1,600 Cellular Communications International, Inc.*          70
  3,680 Cellular Technical Services, Inc.*                    10
  5,200 Century Communications Corp., Class A*                36
  2,100 CFW Communications Co.                                48
  2,300 CIDCO, Inc.*                                          47
  2,200 Commnet Cellular, Inc.*                               78
  1,667 Commonwealth Telephone Enterprise *                   48
  7,950 Comsat Corp.                                         182
  1,300 Consolidated Graphics, Inc.*                          62
  2,100 Corecomm, Inc.*                                       28
  1,400 Cox Radio, Inc., Class A*                             47
  1,500 Data Transmission Network Corp.*                      41
  1,250 Davox Corp.*                                          41
  7,200 DSP Communications, Inc.*                            115
  1,500 Echostar Communications, Class A*                     27
  1,300 Emmis Broadcasting Corp., Class A*                    59
    400 Forrester Research, Inc.*                              9
  1,600 General Communications, Inc.*                         11
  4,950 Hawaiian Electric Industries                         193
  1,700 Heftel Broadcasting Corp., Class A*                  126
  4,000 HighwayMaster Communications, Inc.*                   26
  1,900 Integrated Circuit Systems*                           53
  2,700 Intermedia Communications, Inc.*                     134
  2,600 IXC Communications, Inc.*                             90
  7,200 Jacor Communications, Inc.*                          315
  2,500 Jones Intercable, Inc., Class A*                      35
  7,800 Journal Register Co.*                                132
  2,200 Lamar Advertising Co.*                                68
  3,300 Level One Communications, Inc.*                      138
  2,400 Mail-Well, Inc.*                                      78
  3,200 Marvel Entertainment Group*                            4
  1,800 Mastec, Inc.*                                         46
  5,100 Mcleodusa, Inc., Class A*                            189
  1,900 Media General, Inc.                                   81
  1,300 Metro Networks, Inc.*                                 40
  6,957 Metromedia International Group, Inc.*                 68
  8,000 Mobile Telecommunications Technologies Corp.*        139
  4,633 NTL, Inc.*                                           130
  1,500 Ods Networks, Inc.*                                   13
  4,800 Omnipoint Corp.*                                     101
  1,900 On Command Corp.*                                     24
  2,600 Outdoor Systems, Inc.*                                80
  6,000 P-COM, Inc.*                                         106
  1,300 Pacific Gateway Exchange, Inc.*                       51
  1,598 Park Electrochemical Corp.                            42

 Shares Description                                      Value
----------------------------------------------------------------
  2,600 Paxson Communications Corp.*                    $     22
  2,200 Periphonics Corp.*                                    21
     57 Perspective Biosystems, Inc.                           0
  2,900 Plantronics, Inc.*                                   108
  2,400 Powertel, Inc.*                                       47
    800 Precision Response Corporation*                        6
  2,200 Primus Telecommunications Group*                      31
  3,700 RCN Corporation*                                     121
  1,600 SAGA Communications, Inc.*                            31
  1,100 Sawtek, Inc.*                                         32
  1,100 SFX Broadcasting, Inc., Class A*                      83
  1,400 Sinclair Broadcast Group A*                           52
  1,500 Smartalk Teleservices, Inc.*                          32
  2,400 Snyder Communications, Inc.*                          81
  2,700 TCA Cable TV, Inc.                                   112
  8,300 TCI Satellite Entertainment, Class A*                 56
  5,400 Tel-Save Holdings, Inc.*                             117
  4,100 Telespectrum Worldwide, Inc.                          16
  1,200 TMP Worldwide, Inc.*                                  22
  1,350 Transaction Network Services, Inc.*                   24
  3,200 True North Communications, Inc.                       82
  6,300 U.S. Satellite Broadcasting Systems                   53
  4,200 United International Holdings, Inc., Class A*         44
    600 United Television, Inc.                               62
  1,900 United Video Satellite Group, Inc.*                   49
  2,600 Universal Outdoor Holdings*                          116
  2,400 Usld Communications Corp.*                            50
  5,800 Vanguard Cellular Systems, Inc.*                      81
  4,100 Waters Corp.*                                        176
  2,900 West Teleservices Corp.*                              34
 11,300 Western Wireless Corp., Class A                      210
  3,700 Westwood One, Inc.*                                  109
  5,300 WinStar Communications, Inc.*                        140
  1,400 Woodward Governor Co.                                 46
  1,800 Young Broadcasting Corp.*                             65
                                                        --------
                                                            7542
                                                        --------
 COMPUTERS AND OFFICE MACHINES--5.0%
    600 Act Manufacturing, Inc.*                               9
  2,900 Actel Corp.*                                          43
  3,900 Alliance Semiconductor Corp.*                         25
  3,100 Amati Communications Corp.*                           61
  3,900 American Business Info., Class B*                     43
  6,600 American Management Systems*                         154
    800 Apex Pc Solutions, Inc.*                              18
  1,000 Applied Graphics Technologies*                        47
  1,700 Arqule, Inc.*                                         35
  1,100 Aspect Development, Inc.*                             47
  1,200 Atmi, Inc.*                                           39
  4,000 Auspex Systems, Inc.*                                 45
  3,700 Avid Technology, Inc.*                               108
  2,300 Aware, Inc.*                                          23
    800 BA Merchants Services, Inc.*                          13
  3,466 BancTec, Inc.*                                        86
  1,700 BEA Systems, Inc.*                                    24

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 COMPUTERS AND OFFICE MACHINES--CONTINUED
    400 BGS Systems, Inc.                         $     13
  2,884 Boole & Babbage, Inc.*                          85
  6,000 Borland International, Inc.*                    61
  1,600 BT Office Products International, Inc.*         16
  1,600 CACI International, Inc., Class A*              32
  1,796 Cambrex Corp.                                   81
  3,200 CCC Information Services Group.*                61
    900 CFM Technologies, Inc.*                         17
  3,500 Chips & Technologies, Inc.*                     54
  9,500 Cirrus Logic, Inc.*                            126
  1,300 Claremont Technology Group*                     24
  1,100 CNET, Inc.*                                     23
    500 Complete Business Solutions*                    17
  3,000 Compserve Corp.*                                38
  4,000 Comverse Technology, Inc.*                     135
  7,800 Copytele, Inc.*                                 28
  1,300 Cybermedia, Inc.*                               29
  2,600 Cylink Corp.*                                   29
  1,500 Data Dimensions, Inc.*                          27
  6,200 Data General Corp.*                            111
    800 Day Runner, Inc.*                               31
  1,000 Deltek Systems, Inc.*                           17
  1,400 Dialogic Corp.*                                 59
  5,500 Diamond Multimedia Systems, Inc.*               54
    800 Digital Link Corp.*                             18
    700 Dupont Photomasks, Inc.*                        27
  2,500 Dynatech Corp.*                                 91
  5,300 E* Trade Group, Inc.                           133
  1,900 Edify Corp.*                                    32
  1,800 Encad, Inc.*                                    70
  1,500 Evans & Sutherland Computer Corp.*              47
  3,300 Exabyte Corp.*                                  32
  1,500 Exar Corp.*                                     38
    800 Factset Research Systems, Inc.*                 20
  2,500 Filenet Corp.*                                  69
  2,400 Fonix Corp.*                                    14
  3,100 Forte Software, Inc.*                           31
  4,900 FTP Software, Inc.*                             11
    800 General Binding Corp.                           24
  4,100 GT Interactive Software Corp.*                  34
  1,550 HBO & Co.                                       70
  5,900 HMT Technology Corp.*                           77
  2,800 Hyperion Software Corp.*                       121
    800 I2 Technologies, Inc.                           36
  1,300 Indus International, Inc.*                      18
  3,600 Industri-Matematik Intl. Corp.*                 98
  1,700 Infinity Financial Tech., Inc.*                 29
  1,500 Information Management Resources*               39
  4,500 Information Resources, Inc.*                    67
  6,700 Intergraph Corp.*                               71
  3,100 International Network Services*                 56
  8,200 International Rectifier Corp.*                 116
  2,100 Interpool, Inc.                                 29
  1,900 Itron, Inc.*                                    34

 Shares Description                          Value
----------------------------------------------------
  6,100 Learning Company, Inc.*             $    111
  1,000 LHS Group, Inc.*                          43
  2,175 Lycos, Inc.*                              66
  5,100 Macromedia, Inc.*                         51
    900 Mastech Corporation                       26
    200 Medic Computer Systems, Inc.*              7
  1,400 Medical Manager Corp.*                    26
  2,600 Mercury Interactive Corp.*                63
    800 Metro Information Services, Inc.*         21
  2,100 Metromail Corp.*                          38
  1,900 Micro Linear Corp.*                       14
  4,600 Microprobe, Inc.*                         22
  1,300 Micros Systems, Inc.*                     68
  1,300 Microtouch Systems, Inc.*                 27
    800 Midway Games, Inc.*                       16
  3,400 Mylex Corp.*                              27
  2,200 National Computer Systems, Inc.           80
  2,600 National Techteam, Inc.*                  28
  1,600 Neomagic Corp.*                           27
  2,300 Network Data Process Corp.*              116
  2,500 Network Computing Devices*                21
  6,900 Network General Corp.*                   130
  3,800 Object Design, Inc.*                      36
  1,500 Objective Systems Integrator*             14
  2,800 Open Market, Inc.*                        29
    700 Pegasystems, Inc.*                        13
  2,600 Phoenix Technologies Ltd.*                38
  9,998 Platinum Technology, Inc.*               260
  2,400 Plexus Corp.                              64
  4,700 PMC-Sierra, Inc.                         129
  1,600 Proxim, Inc.*                             19
  1,000 Radiant Systems, Inc.*                    20
  1,000 Radisys, Inc.*                            45
  1,900 Rambus, Inc.*                            106
 12,385 Rational Software Corp.*                 125
  7,100 Read-Rite Corp.*                         136
  8,000 S3, Inc.*                                 51
  4,400 Safeguard Scientifics, Inc.*             139
  2,600 Sandisk Corp.*                            64
  3,100 Santa Cruz Operation, Inc.*               18
    900 Seachange International, Inc.*             9
    700 Semtech Corp.*                            34
  6,500 Sequent Computer Systems, Inc.*          151
  4,500 Shiva Corp.*                              40
  3,200 Siebel Systems, Inc.*                    133
  1,900 SMART Modular Technologies, Inc.*        118
  1,800 Splash Technology Holdings, Inc.*         59
    600 Sunquest Information Systems *             5
  1,500 Sykes Enterprises, Inc.*                  35
  3,050 Sylvan Learning Systems, Inc.*           124
  2,800 Synetic, Inc.*                           114
  3,950 Technology Solutions Co.*                122
  3,000 Transition Systems, Inc,*                 63
  2,920 Triarc Cos., Inc., Class A*               70
  1,800 Trident Microsystems, Inc.*               21
  3,100 USCS International, Inc.*                 59

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                              Value
--------------------------------------------------------
  2,100 Walker Interactive Systems*             $     27
  1,500 Wall Data, Inc.*                              24
  6,100 Wang Labs, Inc.*                             135
  2,300 Wonderware Corp.*                             42
  5,200 Xylan Corp.*                                 107
  2,900 Zebra Technologies Corp.*                     92
  2,500 Zitel Corp.*                                  28
                                                --------
                                                   7,486
                                                --------
 CREDIT INSTITUTIONS--0.3%
  3,972 Astoria Financial Corp.                      219
  1,800 IBS Financial Corp.                           31
  1,300 JSB Financial, Inc.                           61
  2,000 National Auto Credit, Inc.*                   13
  2,300 Ryland Group, Inc.                            50
                                                --------
                                                     374
                                                --------
 ELECTRICAL SERVICES--2.1%
  1,500 Advanced Lighting Technologies, Inc.*         32
  8,500 Atlantic Energy, Inc.                        171
  2,300 Black Hills Corp.                             73
  6,800 Checkfree Corp.*                             178
  2,200 CILCORP, Inc.                                 97
  3,300 Eastern Utilities Association                 79
  9,700 El Paso Electric Co.*                         65
  2,900 Electroglas, Inc.*                            55
  2,700 Empire District Electric Co.                  51
  2,600 Envoy Corp.*                                  80
  4,900 IES Industries, Inc.                         172
  1,600 Interstate Power Co.                          53
  2,550 Madison Gas & Electric Co.                    52
  5,300 Minnesota Power & Light Co.                  205
  8,000 Nevada Power Co.                             186
  2,200 Orange & Rockland Utilities, Inc.             88
  1,900 Otter Tail Power Co.                          66
  6,100 PMT Services, Inc.*                           96
  6,700 Public Service Co. of New Mexico             137
  6,300 Rochester Gas & Electric Corp.               173
  5,000 Sierra Pacific Resources                     169
  3,850 SIGCORP, Inc.                                103
  1,600 TNP Enterprises, Inc.                         44
  5,180 Tucson Electric Power Co.*                    90
  2,200 United Illuminating Co.                       90
  8,950 Washington Water Power Co.                   191
  5,000 WPL Holdings, Inc.                           153
  3,800 WPS Resources Corp.                          115
  1,650 Yankee Energy System, Inc.                    39
  2,000 Zurn Industries, Inc.                         69
                                                --------
                                                   3,172
                                                --------
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--6.1%
  1,000 ADE Corp.*                                    23
  3,000 Adtran, Inc.*                                108

 Shares Description                               Value
---------------------------------------------------------
    700 Advanced Energy Industries, Inc.*        $     14
  1,075 AFC Cable Systems, Inc.*                       29
  3,800 Allen Telecom, Inc. *                          77
  2,900 Alpine Group, Inc. *                           57
  2,100 Altron, Inc.*                                  33
  9,800 Ametek, Inc.                                  233
  6,300 Ampex Corp.*                                   16
  2,800 Amphenol Corp., Class A*                      142
  2,300 ANADIGICS, Inc.*                               76
  5,700 Anixter International, Inc.*                  102
  4,022 Applied Magnetics Corp.*                       68
  7,900 Aspect Telecommunications, Inc.*              177
  2,400 Associated Group, Inc.*                        78
  3,575 Avant! Corp.*                                  86
  3,220 Baldor Electric Co.                           100
  3,900 Belden, Inc.                                  129
  1,900 Benchmark Electronics, Inc.                    53
  3,000 Berg Electronics Corp.*                        69
  4,400 BMC Industries, Inc.                           82
  4,100 Boston Technology, Inc.*                       88
  3,850 Burr-Brown Corp.*                             116
  1,000 C & D Technologies, Inc.                       46
  5,200 C-Cube Microsystems, Inc.*                    110
  3,200 Calpine Corporation*                           47
  5,400 Cellnet Data Systems, Inc.*                    45
  2,800 Central Hudson Gas & Electric                 108
  3,600 Central Lousiana Electric                     105
  5,200 Central Maine Power Co.                        73
  5,500 Checkpoint Systems, Inc.*                      89
  1,450 Chicago Miniature Lamp, Inc.*                  49
  1,500 Coherent Communications Systems Corp.*         41
  1,500 Cohu, Inc.                                     53
  2,900 Commonwealth Energy System                     83
  3,800 Computer Products, Inc.*                       75
  3,500 Credence Systems Corp.*                        94
  3,009 CTS Corp.                                     102
  4,500 Cymer, Inc.*                                   86
  9,850 Delmarva Power & Light                        208
  1,000 Digital Lightwave, Inc.*                       21
  6,000 Digital Microwave Corp.*                       95
  3,900 DII Group*                                     87
  7,400 EG&G, Inc.                                    145
  1,284 Electro Rent Corp.*                            48
  1,400 Electro Scientific Industries, Inc.*           58
  1,000 Eltron International, Inc.*                    31
  1,300 Encore Wire Corp. *                            45
  2,400 ESS Technology, Inc.*                          24
  1,800 Essex International, Inc.*                     58
  1,400 Esterline Technologies Corp.*                  50
  2,300 FEI Company*                                   38
  6,578 Flowserve Corporation                         177
  2,800 General Cable Corp.                            96
  3,100 General DataComm Industries, Inc.*             16
  1,500 Geotel Communications Co.*                     27
  9,700 Glenayre Technologies, Inc.*                  105

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                              Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--CONTINUED
  4,900 Griffon Corp.*                          $     76
  1,400 HADCO Corp.*                                  87
  3,010 Harman International Industries, Inc.        152
  1,800 Holophane Corp.*                              41
  3,200 Hutchinson Technologies, Inc.*                76
  1,600 Imnet Systems, Inc.*                          26
 12,900 Integrated Device Technology, Inc.*          131
  3,000 Inter-Tel, Inc.*                              63
  7,800 Interdigital Communications Corp.*            34
  2,600 Intervoice, Inc.*                             25
    500 JPM Company                                   12
  3,000 Juno Lighting, Inc.                           58
  2,600 Kuhlman Corp.                                 92
    900 Lecroy Corp.*                                 34
  4,000 Lincoln Electric Co.                         149
  3,000 Littelfuse, Inc.*                             83
  3,100 Lojack Corp.*                                 43
  5,700 LTX Corp.*                                    32
  3,400 Magnetek, Inc.*                               71
  4,550 Methode Electronics, Inc., Class A            74
  1,900 Micrel, Inc.*                                 66
  1,100 Moog, Inc., Class A*                          40
  3,100 MRV Communications, Inc.*                     88
    800 National Presto Industries, Inc.              31
  1,700 Natural Microsystems Corp.*                   81
  2,400 North Pittsburgh Systems                      42
  2,878 Northwestern Public Service Co.               60
  2,840 Oak Industries, Inc.*                         79
    400 Optical Cable Corp.*                           4
  5,800 Pagemart Wireless, Inc., Class A*             57
 16,500 Paging Network, Inc.*                        199
  1,300 Perceptron, Inc.*                             29
  5,600 Picturetel Corp.*                             49
  4,237 Pioneer Standard Electronics, Inc.            70
    700 Powerwave Technologies, Inc.*                 17
  4,100 Premisys Communications, Inc.*               113
  2,475 PriCellular Corp.*                            27
  4,900 Ramtron International Corp.*                  32
  3,200 Robotic Vision Systems, Inc.*                 44
  1,800 Rofin-Sinar Technologies, Inc.*               27
  2,800 Sammina Corp.*                               190
  2,100 SDL, Inc.*                                    35
  1,400 Sheldahl, Inc.*                               21
  5,000 Silicon Valley Group, Inc.*                  119
  1,600 Siliconix, Inc.*                              77
  1,100 Sipex Corporation*                            34
  1,700 Spectrian Corp.*                              35
  1,000 Speedfam International, Inc.*                 26
  1,100 SPS Transaction Services, Inc.*               24
  1,300 Standard Motor Products, Inc.                 26
  1,700 Stanford Telecommunications, Inc.*            38
  1,000 Superior Telecom, Inc.*                       38
  2,000 Supertex, Inc.*                               25

 Shares  Description                             Value
--------------------------------------------------------
   2,600 Symetricon, Inc.*                      $     33
   2,300 Technitrol, Inc.                             73
   1,600 Tekelec*                                     61
     500 Thermedics Detection, Inc.*                   5
   2,900 Thermedics, Inc.*                            46
     500 Thermo Optek Corp.*                           9
     600 Thermoquest Corporation *                    10
     500 ThermoSpectra Corp.*                          5
   1,700 Thomas Industries, Inc.                      54
   1,300 Triquint Semiconductor, Inc.*                26
   1,600 Triumph Group, Inc.*                         52
   3,000 Ultratech Stepper, Inc.*                     74
   5,400 Uniphase Corp.*                             217
   3,800 Unitrode Corp.*                              71
   2,900 Valence Technology, Inc.*                    19
   1,300 Veeco Instruments, Inc.*                     52
   5,100 Vicor Corp.*                                144
   2,400 Westell Technologies, Inc., Class A*         40
   2,800 Windmere Corp.                               68
   1,700 Woodhead Industries, Inc.                    33
   3,000 World Access, Inc.*                          74
   1,000 Yurie Systems, Inc.*                         25
   4,547 Zenith Electronics Corp.*                    35
   3,250 Zilog, Inc.*                                 62
   1,500 Zygo Corp.*                                  32
   1,200 Zytec Corp.*                                 31
                                                --------
                                                   9,044
                                                --------
 FOOD AND BEVERAGES--2.0%
   5,000 Applebee's International, Inc.              106
   6,700 Bob Evans Farms, Inc.                       134
   2,000 Boston Beer Co., Inc.*                       19
     963 California Water Service Co.                 52
   2,400 Canandaigua Brands, Inc., Class A*          115
   2,400 Canandaigua Wine Company, Inc.*             113
   1,600 Cheesecake Factory, Inc.*                    49
     400 Coca-Cola Bottling Co.                       25
   6,000 Coors (Adolph) Co., Class B                 216
   3,600 Dreyer's Grand Ice Cream, Inc.               87
   3,300 Earthgrains Co.                             143
   1,100 Fine Host Corp.*                             32
   6,100 Fleming Companies, Inc.                     101
   2,800 Great Atlantic & Pac Tea Co.                 86
   5,600 Host Marriott Services Corp.*                82
   3,500 Hudson Foods, Inc.                           66
   1,500 IHOP Corp.*                                  51
   2,700 International Multifoods Corp.               73
   2,800 Lance, Inc.                                  71
   3,400 Landry's Seafood Restaurants, Inc.*          96
   5,700 Lone Star Steakhouse Saloon, Inc.*          106
   3,800 Luby's Cafeterias, Inc.                      75
   2,100 Michael Foods, Inc.                          46
     600 Mondavi (Robert) Corp., Class A*             28
     700 National Beverage Corp.*                      7
   3,050 Papa Johns International, Inc.*             101
   2,400 Rainforest Cafe, Inc.*                       86

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                           Value
-----------------------------------------------------
  1,400 Rare Hospitality Intl, Inc.*         $     15
  7,600 Richfoods Holdings, Inc.                  208
  1,200 Riviana Foods, Inc.                        23
  2,600 Ruby Tuesday, Inc.*                        68
  7,600 Ryan's Family Steak Houses, Inc.*          67
  2,050 Sbarro, Inc.                               57
  7,000 Shoney's Inc.*                             31
  5,000 Smithfield Foods, Inc.*                   177
  3,160 Suiza Foods Corp.*                        184
    600 United Natural Foods, Inc.*                14
  1,200 Worthington Foods, Inc.                    28
                                             --------
                                                3,038
                                             --------
 FOOD AND MANUFACTURING--0.4%
  2,000 Dominick's Supermarkets, Inc.*             78
     98 Farmer Bros. Co.                           15
  1,950 Performance Food Group Co.*                41
  5,300 Ralcorp Holding, Inc.*                     90
  1,000 Sanderson Farms, Inc.                      12
  3,887 Savannah Foods & Industries, Inc.          69
    100 Seaboard Corp.                             36
  3,700 Smucker (J.M.) Co.                         92
    900 TurboChef, Inc.*                            9
  4,100 Universal Foods Corp.                     170
                                             --------
                                                  612
                                             --------
 FURNITURE AND FIXTURES--0.6%
  2,100 Bassett Furniture Industries, Inc.         62
  1,300 Bush Industries, Inc.                      34
  2,100 CORT Business Services Corp.*              70
  4,400 Ethan Allen Interiors, Inc.*              169
  9,200 Heilig-Meyers Co.                         119
  2,900 Kimball International, Inc.               116
  1,800 Knoll, Inc.*                               54
  2,500 La-Z-Boy Chair Co.                        108
  3,800 Royal Appliance Manufacturing Co.*         26
  2,400 Triangle Pacific Corp.*                    77
                                             --------
                                                  835
                                             --------
 GENERAL BUILDING CONTRACTORS--1.0%
  1,700 ABT Building Products Corp.*               31
  2,700 AMCOL International Co.                    65
  1,700 Blount, Inc.                               86
  3,158 D. R. Horton, Inc.                         56
  3,900 Eagle Hardware & Garden, Inc.*             66
  2,750 Fairfield Communities, Inc. *             127
  4,600 Fleetwood Enterprises                     164
  6,300 Kaufman & Broad Home Corp.                137
  1,700 N V R, Inc. *                              38
  1,000 NCI Building Systems, Inc.*                38
  7,450 Oakwood Homes                             224
  2,356 Palm Harbor Homes, Inc.*                   68
  2,400 Pulte Corp.                                97
  4,800 Standard Pacific Corp.                     65
  3,600 Toll Brothers, Inc.*                       87
  1,879 U.S. Home Corp.*                           70

 Shares Description                            Value
------------------------------------------------------
  2,400 Webb (Del E.) Corp.                   $     52
                                              --------
                                                 1,471
                                              --------
 GLASS, CLAY AND STONE PRODUCTS--0.6%
    600 Ameron, Inc.                                39
  4,900 Ball Corp.                                 189
  1,700 Centex Construction Products, Inc.*         52
  5,600 Gentex Corp.*                              139
  2,700 Medusa Corp.                               110
  1,390 Mikasa, Inc.                                19
  1,400 Photronics, Inc.*                           67
    700 Puerto Rican Cement Co.                     30
  3,600 Southdown, Inc.                            208
                                              --------
                                                   853
                                              --------
 HEALTH SERVICES--4.4%
  2,900 Access Health Marketing, Inc.*              86
  1,600 Alternative Living Services *               43
  1,700 American HomePatient, Inc.*                 35
  4,500 Apogee, Inc.                               100
  8,300 Apria Healthcare Group, Inc. *             131
  5,000 Arterial Vascular Engineer *               277
  2,300 ATL Ultrasound, Inc.                        99
  1,300 Atria Communities, Inc. *                   22
  1,300 Barr Labs, Inc.*                            47
  1,400 Bio-Rad Labs, Inc.*                         35
  1,800 Cardiothoracic Systems, Inc. *              11
  1,400 Carematrix Corporation *                    37
  4,200 Cerner Corp.*                              101
  1,000 Closure Medical Corporation *               25
  1,600 Compdent Corp.*                             33
  2,000 Cooper Companies, Inc. *                    78
  3,700 COR Therapeutics, Inc.*                     84
  9,250 Covance, Inc. *                            168
  5,300 Creative BioMolecules, Inc.*                41
  2,000 Curative Health Services, Inc.*             57
  3,223 Enzo Biochem, Inc.*                         52
  2,100 Fuisz Technologies, Ltd.*                   19
 12,000 Gensia, Inc.*                               61
  3,500 Graham Field Health PDS *                   52
  2,400 Gulf South Medical Supply, Inc.*            78
  3,700 Haemonetics Corp.*                          54
  2,021 Healthdyne Technologies, Inc.*              39
  1,943 HealthPlan Services Corp.*                  38
  2,400 Heartport, Inc. *                           54
  1,600 Henry Schein, Inc.                          56
  3,600 Human Genome Sciences, Inc.*               148
  1,900 I-STAT Corp.*                               35
  2,900 IDEC Pharmaceuticals Corp.*                101
  5,600 Idexx Laboratories, Inc. *                  89
    800 IDX Systems Corp.*                          24
 12,700 Imatron, Inc. *                             43
  3,200 Incyte Pharmaceuticals, Inc.*              129
  2,200 Inhale Therapeutic Systems*                 68
  6,448 Integrated Health Services                 196

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                 Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 HEALTH SERVICES--Continued
  4,500 Invacare Corp.                             $    104
    800 Lab Holdings, Inc.                               19
    400 Labone, Inc.                                      7
  7,600 Laboratory Corp. of American Holdings *          16
  1,400 Landauer, Inc.                                   37
  4,458 Ligand Pharmaceuticals, Inc.*                    57
  4,700 Magellan Health Services, Inc.*                 112
  3,700 Mariner Health Group, Inc.*                      54
  2,200 Martek Biosciences Corp.*                        25
  2,800 Maxicare Health Plans, Inc.*                     36
  1,700 Medical Resources, Inc. *                        15
  2,200 Medicis Pharmaceutical, Class A *                94
  2,100 Mediq, Inc *                                     21
  1,100 MiniMed, Inc.*                                   41
  1,800 MMI Cos., Inc.                                   43
  1,633 Morrison Health Care, Inc.                       29
  1,500 Myriad Genetics, Inc.*                           41
  5,300 Nabi, Inc. *                                     23
  2,500 National Surgery Centers, Inc.*                  63
  2,900 NCS Healthcare, Inc., Class A *                  77
  2,800 Neurex Corp.*                                    44
  1,900 Neurogen Corp.*                                  37
  5,000 Neuromedical Systems, Inc.*                      19
  9,800 Novacare, Inc. *                                121
  3,200 Nova Corp.*                                      86
  3,200 Oakley, Inc. *                                   30
  2,100 Oec Medical Systems, Inc. *                      45
  2,900 OIS Optical Imaging Systems, Inc.*                5
    900 Oxigene, Inc. *                                  16
  4,000 Paracelsus Healthcare Corp. *                    22
  2,810 Paragon Health Network, Inc. *                  146
  2,600 PathoGenesis Corp.*                              92
  1,600 Pediatrix Medical Group*                         71
    900 Perclose, Inc.*                                  18
 10,700 Perrigo Co.*                                    152
  1,100 PHP Healthcare Corp.*                            18
  6,200 Physician Sales & Service *                     141
  2,600 Prime Medical Services, Inc.*                    34
  2,300 Psychemedics Corp.                               14
  4,800 Quest Diagnostics, Inc. *                        78
  3,600 Renal Care Group, Inc. *                        114
  3,700 Renal Treatment Centers, Inc. *                 123
  1,200 RES-CARE, Inc.*                                  28
  5,200 Rexall Sundown, Inc.*                           124
    600 RightChoice Managed Care, Inc., Class A*          6
  1,900 Rural/Metro Corp.*                               64
  1,400 Sabratek Corp. *                                 37
  2,700 Safeskin Corp.*                                 129
  2,400 Serologicals Corp.*                              53
  6,880 Sun Healthcare Group, Inc.*                     148
  1,500 Sunrise Assisted Living, Inc. *                  54
  3,000 Thermo Cardiosystems, Inc. *                     58
  2,300 Thermolase Corp. *                               32

 Shares Description                              Value
--------------------------------------------------------
  6,333 Total Renal Care Holdings *             $    164
  1,000 Trex Medical Corp. *                          14
  2,200 Triangle Pharmaceuticals, Inc. *              40
  3,000 Twinlab Corporation *                         55
  1,400 Universal Health Realty Income Trust          29
  3,100 Veterinary Centers of America, Inc.*          39
  2,300 Vical, Inc.*                                  32
  2,221 Vitalink Pharmacy Services, Inc.*             53
  5,300 Vivus, Inc.*                                 119
  4,500 Zila, Inc.*                                   28
                                                --------
                                                   6,492
                                                --------
 HEAVY CONSTRUCTION--0.5%
  2,300 American Residential Services                 31
  5,900 Dal-Tile International, Inc. *                64
  2,150 Elcor Corp.                                   52
  2,100 Florida Rock Industries, Inc.                 55
  1,500 Giant Cement Holdings, Inc. *                 37
  1,950 Granite Construction, Inc.                    45
  7,003 Lennar Corp.                                 146
  1,800 Lone Star Industries, Inc.                    94
    400 Mestek, Inc. *                                 7
  2,091 Morrison Knudsen Corp.*                       21
  1,500 Nortek, Inc. *                                37
  1,500 Republic Group, Inc.                          29
  1,400 Synthetic Industries, Inc. *                  41
  2,500 TJ International, Inc.                        62
    300 Watsco, Inc.                                   8
                                                --------
                                                     729
                                                --------
 INDUSTRIAL INSTRUMENTS--2.6%
  3,500 Acuson Corp.*                                 67
  3,000 ADAC Laboratories *                           63
  3,300 Alkermes, Inc.*                               65
  1,100 Analogic Corp.                                41
  2,200 Arrow International, Inc.*                    77
  4,600 Ballard Medical Products                     106
  2,600 Barnett, Inc.*                                53
  1,700 Biomatrix, Inc.*                              50
  2,300 Buckeye Cellulose Corp.*                     101
  5,800 Cincinnati Milacron, Inc.*                   171
  1,800 Circon Corp.*                                 27
  3,100 CNS, Inc. *                                   24
  5,400 Cognex Corp.*                                144
  1,800 Coherent, Inc.*                               68
  2,150 Commercial Intertech Corp.                    38
  2,450 CONMED Corp.*                                 58
    976 Cubic Corp.                                   29
  2,500 Cytyc Corp.*                                  54
  2,400 Daniel Industries, Inc.                       45
  2,200 Datascope Corp.*                              56
  1,900 Dionex Corp.*                                 95
  3,400 Etec Systems, Inc. *                         156
  4,100 Ferro Corp.                                  157
  3,300 Fisher Scientific International, Inc.        158
  2,300 Fluke (John) Manufacturing Co., Inc.*         55

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                 Value
-----------------------------------------------------------
  4,300 Genrad, Inc.*                             $     114
  4,700 Gilead Sciences, Inc.*                          162
    875 Hach Co.                                         10
  1,800 Hologic, Inc.*                                   47
  4,200 Kennametal, Inc.                                221
    900 Lunar Corp.*                                     20
  2,300 Marquette Medical Systems, Inc.*                 52
  3,300 Mascotech, Inc.                                  57
  3,964 Mentor Corp.                                    135
    600 Mine Safety Appliances Co.                       40
  1,500 MTS Systems Corp.                                58
  2,800 Physio-Control International Corp.*              44
  1,900 Possis Corp.*                                    27
  3,200 Respironics, Inc.*                               86
  2,600 SangStat Medical Corp.*                          91
  1,600 Spine-Tech, Inc. *                               53
  1,800 Staar Surgical Co.*                              31
  1,100 Starrett (L.S.) Co.                              42
  2,800 Sunrise Medical, Inc.*                           44
  1,000 Tech-Sym Corp.*                                  30
  2,650 TECNOL Medical Products, Inc.*                   58
  1,800 Theragenics Corp.*                               72
  2,500 Theratech, Inc.*                                 26
  3,600 Trimble Navigation, Ltd.*                        76
    900 Vital Signs, Inc.                                18
  1,296 Watkins-Johnson Co.                              41
  2,500 Watsco, Inc.                                     65
  2,400 X-Rite, Inc.                                     46
  1,700 Zoltek Companies, Inc.*                          63
                                                  ---------
                                                      3,787
                                                  ---------
 INSURANCE SERVICES--3.8%
  2,000 Acceptance Insurance Cos., Inc.*                 49
  3,000 Alfa Corp.                                       49
  2,375 Allied Group, Inc.                               97
  1,424 American Annuity Group, Inc.*                    30
  1,450 American Heritage Life Investment Corp.          53
  3,700 Amerin Corp.*                                    86
    800 Amerus Life Holdings, Class A                    26
  2,200 Amvestors Financial Corp.                        48
  3,100 Argonaut Group, Inc.                            103
  1,900 Baldwin & Lyons, Inc.                            46
  3,700 Berkley (W.R.) Corp.                            154
  1,700 Blanch (E.W.) Holdings, Inc.                     59
  1,700 Capital RE Corp.                                 95
  1,400 Capitol Transamerica Corp.                       33
  1,300 Chartwell Re Corporation                         44
  1,100 Citizens Corporation                             32
  2,000 CNA Surety Corporation *                         29
  3,200 Commerce Group, Inc.                            100
  5,300 Coventry Corp.*                                  79
  2,399 Delphi Financial Group, Inc.*                    96
  2,100 Enhance Financial Services Group, Inc.          117
  1,700 Executive Risk, Inc.                            111
  2,700 FBL Financial Group, Inc., Class A              107

 Shares Description                                      Value
----------------------------------------------------------------
  4,974 FINL Security Assurance Holdings, Inc.          $    218
  1,600 First American Financial, Corp.                       98
  1,200 Foremost Corp. of America                             73
  3,612 Fremont General Corp.                                166
  4,068 Frontier Insurance Group, Inc.                        98
  3,085 Gainsco, Inc.                                         26
  2,600 Gallagher (Arthur J.) & Co.                           93
  1,500 Guarantee Life Companies, Inc.                        37
    500 Guaranty National Corp.                               18
  2,000 Harleysville Group, Inc.                              46
  4,200 Hartford Life, Class A                               161
  4,900 HCC Insurance Holdings, Inc.*                         92
  2,400 Highlands Insurance Group, Inc.*                      68
  2,100 Hilb, Rogal & Hamilton Co.                            40
  3,200 HSB Group, Inc.                                      166
  3,300 International Alliance Services, Inc.*                48
  4,100 John Alden Financial Corp.                           110
    600 Kansas City Life Insurance Co.                        50
  1,400 Life Reinsurance Corp.                                80
  2,800 Life USA Holding, Inc.*                               47
    700 Markel Corp.*                                        108
    900 Meadowbrook Insurance Group, Inc.                     21
  3,300 Medical Assurance, Inc.*                              94
  2,300 NAC Re Corp.                                         103
    300 National Western Life Insurance Co.*                  28
    600 Nationwide Financial Services, Class A                21
    700 Nymagic, Inc.                                         18
  4,480 Orion Capital Corp.                                  202
    900 Penn Treaty American Corp.*                           29
  4,300 Penncorp Financial Group, Inc.                       145
    900 Philadelphia Consolidated Holding Corporation         15
  1,050 Poe & Brown, Inc.                                     44
  4,000 Presidential Life Corp.                               81
  1,951 PXRE Corp.                                            58
  6,100 Reinsurance Group of America, Inc.                   260
  1,914 Reliastar Financial Corp.                             71
  2,700 Risk Capital Holdings, Inc.*                          62
  1,165 RLI Corp.                                             51
  2,100 Scpie Holdings, Inc.                                  59
  2,300 Selective Insurance Group, Inc.                      116
  2,500 Sierra Health Services, Inc.*                         91
  1,650 State Auto Financial Corp.                            41
  1,200 Titan Holdings, Inc.                                  25
  1,950 Trenwick Group, Inc.                                  72
  2,100 Triad Guaranty, Inc.                                  62
  4,120 United Cos. Financial Corp.                           91
  1,150 United Fire & Casualty Co.                            50
  1,300 United Wisconsin Services, Inc.                       32
  2,000 Vesta Insurance Group, Inc.                          110
  1,800 Washington National Corp.                             60
  1,600 Zenith National Insurance Corp.                       43
                                                        --------
                                                           5,641
                                                        --------
 JEWELRY AND PRECIOUS METALS--0.0%
  1,500 Oneida Ltd.                                           56
                                                        --------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                              Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 LEATHER PRODUCTS--0.2%
  2,900 Brown Group, Inc.                       $     47
  2,700 Justin Industries, Inc.                       39
    800 Timberland Co.*                               62
  2,300 Wolverine Tube, Inc.*                         73
                                                --------
                                                     221
                                                --------
 LUMBER AND WOOD PRODUCTS--0.1%
    850 Halter Marine Group, Inc.*                    24
  5,600 Newport News Shipbuilding*                   136
  2,200 Pope & Talbot, Inc.                           36
                                                --------
                                                     196
                                                --------
 MACHINERY--2.6%
  2,800 Aftermarket Technology Corp.*                 57
    600 Ag-Chem Equipment Co., Inc.*                  10
  1,300 Alamo Group, Inc.                             27
  1,700 Allied Products Corp.                         41
  1,400 Asyst Technologies, Inc.*                     43
  1,800 Avondale Industries, Inc.*                    51
  1,800 Brown & Sharpe Mfg. Co., Class A *            18
  1,600 Cascade Corp.                                 29
  1,300 Chart Industries, Inc.                        30
  1,800 Columbus Mckinnon Corp.                       42
  2,266 Commercial Metals Co.                         75
  3,200 Donaldson Co., Inc.                          154
  1,100 DT Industries, Inc.                           31
  1,500 Excel Industries, Inc.                        29
  3,000 Figgie International Holdings, Inc.*          41
    668 Franklin Electric Co., Inc.                   37
  3,600 FSI International, Inc.*                      55
  1,200 Gardner Denver Machinery, Inc. *              45
  1,400 Gleason Corp.                                 36
  3,600 Global Industrial Technologies, Inc.*         64
  1,997 Graco, Inc.                                   71
  4,800 Hayes Wheels Intl., Inc. *                   143
  2,700 Helix Technology Corp.                        64
  1,000 Hirsch International Corp., Class A *         20
  4,725 IDEX Corp.                                   157
  6,800 Imation Corp. *                              119
  3,000 Indentix, Inc.                                30
  2,700 Integrated Process Equipment Corp.*           58
  2,600 Ionics, Inc.*                                 96
  7,000 JLG Industries, Inc.                          90
  5,300 Kaydon Corp.                                 175
  3,600 Kulicke & Soffa Industries, Inc.*             99
  1,500 Lindsay Manufacturing Co.*                    61
  2,825 Manitowoc Co., Inc.                           94
  8,300 Marine Drilling Co., Inc.*                   189
  9,600 Mentor Graphics Corp. *                       91
  3,600 Modine Manufacturing Co.                     122
  3,450 Mohawk Industries, Inc.*                     104
  2,300 Nordson Corp.                                121
  2,300 Omniquip International, Inc.                  44
  1,600 Osmonics, Inc.*                               23

 Shares Description                                Value
----------------------------------------------------------
    599 Pilgrims Pride Corp.                      $     10
  3,400 Regal-Beloit Corp.                              92
  2,300 Rexel, Inc.*                                    52
  1,248 Robbins & Myers, Inc.                           48
  5,000 Roper Industries, Inc.                         144
  1,800 Specialty Equipment Cos., Inc.*                 28
  2,200 SPX Corp.                                      150
  3,800 TBC Corp. *                                     38
  1,800 Terex Corp. *                                   37
  1,200 Thermadyne Holdings Corp. *                     36
  1,900 Thermo Fibertek, Inc. *                         22
  3,125 Titan International, Inc.                       63
  1,900 Toro Co.                                        84
    700 Tractor Supply Co.*                             11
  2,700 Varco International, Inc.*                     138
                                                  --------
                                                     3,839
                                                  --------
 MANUFACTURING--GENERAL--1.0%
    700 Bacou U.S.A., Inc.*                             12
  3,280 Brady (W.H.) Co.                               101
  1,000 Consolidated Cigar Holdings, Inc. *             28
  2,550 Cuno, Inc. *                                    43
  1,100 DBT Online, Inc. *                              28
  6,500 First Brands Corp.                             167
  9,000 Furniture Brands International, Inc.*          176
  2,800 General Cigar Holdings, Inc.                    66
      1 General Cigar Holdings, Inc., Class B *          0
  3,000 Hexcel Corp.*                                   76
  2,300 Innovex, Inc.                                   53
  1,300 Insilico Corp.*                                 45
  2,000 Jabil Circuit, Inc.*                            96
  6,300 Kemet Corp.*                                   149
  1,000 Matthews International Corp., Class A           43
  4,600 Polymer Group, Inc. *                           45
  1,500 Rockshox, Inc. *                                13
  2,600 Samsonite Corp.*                                94
  2,400 Seattle Filmworks, Inc.*                        24
    800 Simpson Manufacturing Co.*                      28
  1,700 Toy Biz, Inc.*                                  15
  2,600 Tracor, Inc.*                                   73
    700 Tremont Corp.*                                  40
    700 Trigen Energy Corp.                             16
  1,800 U. S. Can Corporation *                         30
    500 Wesley Jessen Visioncare *                      15
  2,400 Westinghouse Air Brake Co.                      55
  2,800 Wireless Telecom Group, Inc.                    20
                                                  --------
                                                     1,551
                                                  --------
 MERCHANDISE--GENERAL--0.8%
  2,100 Action Performance Companies, Inc.*             61
    500 Aep Industries, Inc. *                          15
  4,700 American Pad & Paper Co. *                      68
  3,900 Amerisource Corp.*                             253
    800 Amscan Holdings, Inc. *                         13
  3,000 Central Garden & Pet Co. *                      85
  3,000 Church & Dwight Co., Inc.                       87

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                               Value
---------------------------------------------------------
  1,600 Cross (A.T.) Co.                         $     17
  3,100 Department 56, Inc.*                           90
  1,400 Hunt Corp.                                     30
  6,300 Jostens, Inc.                                 151
  2,500 Libbey, Inc.                                   99
  4,400 Playtex Products, Inc.*                        43
  3,000 Silgan Holdings, Inc. *                       104
                                                 --------
                                                    1,116
                                                 --------
 METAL MINING--0.3%
  1,700 Cleveland Cliffs, Inc.                         73
  3,500 Coeur D'Alene Mines Corp. *                    30
  3,900 Freeport-McMoran Copper and Gold, Inc.        123
  4,317 Getchell Gold Corp.*                          113
  8,900 Hecla Mining Co.*                              44
  2,900 Stillwater Mining Co. *                        53
                                                 --------
                                                      436
                                                 --------
 METAL PRODUCTS--1.1%
  1,200 Alltrista Corp.*                               35
  7,800 Amax Gold, Inc.*                               17
  3,000 Applied Industrial Tech, Inc.                  85
  2,900 Aptargroup, Inc.                              165
  1,700 Barnes Group, Inc.                             44
  1,050 Butler Manufacturing Co.                       36
  3,200 Century Aluminum Company                       47
  1,400 Chase Brass Industries, Inc.*                  34
  1,100 Citation Corp.*                                19
  2,600 Clarcor, Inc.                                  77
  2,300 Commonwealth Industrial, Inc.                  38
  5,600 Equitable Resources                           181
  2,500 Material Sciences Corp.*                       37
  1,400 Maverick Tube Corp. *                          40
  4,700 Miller Industries, Inc.*                       46
  1,900 NN Ball & Roller, Inc.                         16
  2,600 Oregon Metallurgical Corp.*                    84
    700 Penn Engineering & Manufacturing Corp.         18
  2,200 Quanex Corp.                                   65
    800 Ryerson Tull, Inc., Class A *                  12
  1,500 Shaw Group, Inc. *                             37
    600 Special Metals Corp. *                         11
  1,628 SPS Technologies, Inc.*                        71
  2,700 Titanium Metals Corporation *                  83
  2,900 TriMas Corp.                                   90
  2,900 Watts Industries, Inc., Class A                74
  3,100 Wyman-Gordon Co.*                              66
  2,000 Zero Corp.                                     56
                                                 --------
                                                    1,584
                                                 --------
 MINING, QUARRYING OF NONMETALLIC MINERAL--0.2%
  2,500 Cliff's Drilling Co.*                         139
  2,300 RMI Titanium Corp.*                            55
  2,600 Zeigler Coal Holding Co.                       41
                                                 --------
                                                     235
                                                 --------

 Shares Description                                   Value
-------------------------------------------------------------
 MISCELLANEOUS INVESTING INSTITUTIONS--1.6%
  5,524 BRE Properties, Inc.                         $    159
  3,800 Burnham Pacific Properties, Inc.                   54
  8,375 Capstead Mortgage Corp.                           211
  7,804 Champion Enterprises, Inc.*                       150
  1,300 Corus Bankshares, Inc.                             45
  6,600 Franchise Finance Corp.                           175
  9,600 Geotek Communications, Inc.*                       19
  2,808 Horizon Group, Inc. *                              33
  3,700 Hospital Properties Trust                         132
  4,800 IRT Property Co.                                   58
    800 John Nuveen and Company, Inc.                      29
  3,000 Koger Equity, Inc.                                 63
  3,600 LTC Properties, Inc.                               74
  2,559 MAF Bancorp, Inc.                                  83
  2,200 Meridian Industrial Trust, Inc.                    51
  6,100 Merry Land & Investment Co., Inc.                 143
  2,200 MGI Properties, Inc.                               51
  7,800 Mid Atlantic Medical Services, Inc.*              104
  6,199 Patriot American Hospitality, Inc.                194
    900 PEC Israel Economic Corp.*                         18
  1,604 Peoples First Corp.                                58
  4,800 Reckson Associates Realty Corp.                   128
  2,400 Redwood Trust, Inc.                                61
  2,200 Seacor Holdings, Inc.*                            123
  4,300 Smith, (Charles E.)
         Residential Realty, Inc.                         148
  1,800 Trans Financial Bancorp, Inc.                      62
                                                     --------
                                                        2,426
                                                     --------
 NATURAL GAS TRANSMISSION--1.2%
  4,750 Atmos Energy Corp.                                126
  2,200 Bay State Gas Co.                                  65
  1,400 Colonial Gas Co.                                   35
  1,500 Connecticut Energy Corp.                           39
  1,700 CTG Resources, Inc.                                41
  3,100 Eastern Enterprises                               125
  2,000 Energen Corp.                                      76
 15,800 Kelley Oil and Gas Corp.*                          46
  2,800 Laclede Gas Co.                                    72
  1,600 NUI Corp.                                          39
  3,800 Oneok, Inc.                                       142
  4,776 Piedmont Natural Gas Co.                          156
  4,200 Primark Corp.*                                    142
  3,150 Public Service Co. of North Carolina, Inc.         64
  2,757 Tejas Gas Corp.*                                  169
  5,300 UGI Corp.                                         147
  7,000 Washington Gas Light Co.                          188
  3,000 Wicor, Inc.                                       138
                                                     --------
                                                        1,810
                                                     --------
 OIL AND GAS--2.9%
  9,100 AGL Resources, Inc.                               179
    900 Aquila Gas Pipeline Corp.                          13
  1,700 Atwood Oceanics, Inc.*                             84
  5,040 Barrett Resources Corp.*                          149

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                             Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 OIL AND GAS--Continued
  1,400 Belco Oil & Gas Corp.*                 $     29
  5,000 Benton Oil & Gas Co.*                        72
  2,900 Berry Petroleum Co.                          54
  4,200 Brown (Tom), Inc.*                           92
  3,300 Cabot Oil & Gas Corp.                        68
  3,100 Calmat Co.                                   81
    800 Carbo Ceramics, Inc.                         26
  7,500 Chesapeake Energy Corp.                      58
  4,100 Coho Energy, Inc.*                           42
  3,900 Comstock Resources, Inc.*                    51
  3,600 Cross Timbers Oil Co.                        83
  3,600 Devon Energy Corp.                          140
    500 DLB Oil & Gas, Inc.*                          6
  2,000 Forcenergy, Inc.*                            62
  4,500 Forest Oil Corp.*                            72
 11,400 Grey Wolf, Inc.*                             71
 16,300 Harken Energy Corp.*                         91
  1,300 Houston Exploration Company*                 28
  2,400 HS Resources, Inc.*                          38
  1,100 Hugoton Energy Corp.*                        11
  3,600 Indiana Energy, Inc.                        101
  6,500 Input/ Output, Inc.*                        168
  3,800 KCS Energy, Inc.                             90
  1,900 Key Energy Group, Inc.*                      46
  5,176 Meridian Resource Corp.*                     55
  5,800 National-Oilwell, Inc.*                     184
  2,900 New Jersey Resources                        101
  1,100 North Carolina Natural Gas                   36
  3,600 Northwest Natural Gas Co.                   101
  3,200 Nuevo Energy Co.*                           133
  1,800 Ocean Energy, Inc.*                         101
  3,700 Oceaneering International, Inc.*             76
 11,000 Parker Drilling Co.*                        145
  1,800 Patterson Energy, Inc.*                      66
  1,500 Pennsylvania Enterprises, Inc.               38
  2,700 Plains Resources, Inc.*                      45
  3,100 Pool Energy Services Co.*                    80
  6,900 Pride International, Inc.*                  191
  5,700 Quaker State Corp.                           88
  1,000 Rutherford-Moran Oil Corp.*                  20
  2,093 Semco Energy, Inc.                           36
  4,200 Snyder Oil Corp.                             83
  1,220 South Jersey Industries                      31
  1,380 Southern Union Company*                      35
  4,400 Southwest Gas Corp.                          82
  4,000 Southwestern Energy Company                  47
  1,800 St Mary Land & Exploration                   74
  2,720 Swift Energy Co.*                            59
  5,200 Titan Exploration, Inc.*                     62
  7,000 Tuboscope Vetco International Corp.*        172
  3,900 Unit Corp.*                                  43
  5,200 Vintage Petroleum, Inc.                     101

 Shares Description                             Value
-------------------------------------------------------
  3,300 Western Gas Resources, Inc.                  75
                                               --------
                                                  4,365
                                               --------
 ORDNANCE AND ACCESSORIES--0.0%
  3,100 Sturm Ruger & Co., Inc.                $     56
                                               --------
 OTHER SERVICES--1.8%
  1,300 Abacus Direct Corp.*                         54
  3,700 ADR Information Services, Inc.*              89
  9,150 Acnielsen Corp.*                            205
    800 Administaff, Inc.                            18
  2,600 Apac Teleservices, Inc.*                     36
  1,400 Applied Analytical Industries, Inc.*         17
  3,000 Budget Group, Inc., Class A*                107
  1,400 Caribiner Intl., Inc.*                       59
    800 Central Parking Corp.                        46
    400 Christiana Companies*                        15
  1,000 CKS Group, Inc.*                             13
  1,600 Coinmach Laundry Corp.*                      32
    800 Computer Learning Centers*                   44
  5,307 Concentra Managed Care, Inc.*               180
  1,400 Education Management Corp.*                  35
  1,000 Firearms Training Systems*                    6
  3,500 FPA Medical Management, Inc.*                90
  4,100 Franklin Covey Co.*                          87
  2,650 Kelly Services, Inc., Class A                77
  1,600 McGrath Rentcorp                             35
 11,700 Medaphis Corp.*                              59
  1,700 Medquist, Inc.*                              44
  1,600 Memberworks, Inc.*                           29
    600 Metzler Group, Inc.*                         23
  2,300 Moneygram Payment Systems, Inc.*             30
  1,100 National Processing, Inc.*                   11
    700 NCO Group, Inc.*                             27
  8,100 Ogden Corp.                                 216
  3,800 Physicians Reliance Network*                 37
  1,400 Pixar, Inc.*                                 32
  1,300 Profit Recovery Group International*         20
  1,100 Quick Response Services, Inc.*               39
  1,180 Registry, Inc.*                              52
  1,400 Rental Service Corp.*                        35
  3,300 Rollins, Inc.                                67
     24 Score Board, Inc.                             0
  1,500 Service Experts, Inc.*                       41
  1,200 Sovran Self Storage, Inc.                    37
  2,200 Staffmark, Inc.*                             77
    850 Strayer Education, Inc.                      29
    500 Superior Consultant Holdings*                15
  2,500 Trico Marine Services, Inc.*                 70
  6,800 Trigon Healthcare, Inc.*                    174
  1,600 U S Rentals, Inc.*                           41
    400 Vincam Group, Inc.*                          14
  1,600 Wackenhut Corrections Corp.*                 45
  5,800 Walter Industries, Inc.*                    115
  1,500 Whittman-Hart, Inc.*                         49
                                               --------
                                                  2,673
                                               --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                 Value
-----------------------------------------------------------
 PAPER PRODUCTS--0.6%
  3,400 Chesapeake Corp.                           $    116
  1,900 Deltic Timber Corp.                              55
  8,500 Gaylord Container Corp.*                         58
  2,200 Greif Bros. Corp.                                73
  2,179 Mosinee Paper Corp.                              65
  1,700 Paragon Trade Brands, Inc. *                     38
  4,932 Paxar Corp.*                                     74
  5,570 Rock-Tenn Co.                                   113
  2,600 Schweitzer-Mauduit International, Inc.           92
  2,300 Shorewood Packaging Corp.*                       55
  1,900 Universal Forest Products, Inc.                  29
  4,500 Wausau Paper Mills Co.                           96
                                                   --------
                                                        864
                                                   --------
 PERSONAL SERVICES--0.4%
  4,150 Bristol Hotel Co.*                              103
  2,900 Catalina Marketing Corp.*                       134
  1,900 CPI Corp.                                        35
  1,500 Equity Corp. International *                     32
  3,050 G & K Services, Inc.                            112
  4,100 Glatfelter (P.H) Co.                             78
  1,973 Marcus Corp.                                     56
  4,600 Red Roof Inns, Inc.*                             73
  1,400 Unifirst Corp.                                   36
                                                   --------
                                                        659
                                                   --------
 PETROLEUM PRODUCTS--0.4%
  3,300 Lomak Petroleum, Inc.                            57
  2,956 Louis Dreyfus Natural Gas Corp.*                 61
  5,200 Newfield Exploration, Inc.*                     121
 10,160 Newpark Resources, Inc.*                        203
    900 RPC, Inc.                                        24
  1,800 Seitel, Inc.*                                    69
  1,800 Stone Energy Corp.*                              52
  4,300 Tesoro Petroleum Corp.*                          71
                                                   --------
                                                        658
                                                   --------
 PRINTING AND PUBLISHING--1.0%
  1,950 American Business Products, Inc.                 40
  6,700 American Media, Inc., Class A *                  52
  2,600 Big Flower Press Holdings, Inc.*                 57
    900 CSS Industries, Inc.*                            30
  1,000 Devon Group, Inc.*                               42
  1,400 Express Scripts, Inc.*                           83
  2,600 Gibson Greetings, Inc.*                          61
  4,200 Golden Books Family Entertainment, Inc.*         39
  5,000 Harland (John H.) Co.                           103
  4,800 Houghton Mifflin Co. *                          179
  2,575 McClatchy Newspapers, Inc., Class A              74
  2,108 Merrill Corp.                                    42
  1,750 Nelson (Thomas), Inc.                            20
  1,900 New England Business Service, Inc.               60
  2,800 Playboy Enterprises, Inc.*                       38
  1,666 Pulitzer Publishing Co.                          91

 Shares Description                            Value
------------------------------------------------------
  2,000 Scholastic Corp.*                     $     76
  2,100 Standard Register Co.                       72
    400 Steck-Vaughn Publishing Corp.*               6
  7,500 Topps, Inc.*                                19
    400 Waverly, Inc.*                              17
  2,100 Wiley (John) & Sons, Inc.                   96
  6,100 World Color Press, Inc.*                   163
                                              --------
                                                 1,460
                                              --------
 PROFESSIONAL SERVICES--5.5%
  2,620 ABM Industries, Inc.                        73
  6,600 Acclaim Entertainment, Inc.*                27
  1,900 Activision, Inc.*                           30
  5,800 Acxiom Corp.*                              100
    600 Advent Software, Inc.*                      14
  3,925 Advo, Inc. *                                85
  5,800 Affiliated Computer Services, Inc.*        136
  2,300 Alternative Resources Corp.*                56
  2,600 AMERCO*                                     73
  5,300 American Oncology Resources, Inc.*          72
  2,374 Analysts International Corp.               113
  1,800 Arbor Software Corp.*                       54
  3,400 Aspen Technologies, Inc.*                  130
  5,000 Banta Corp.                                125
  1,600 Barra, Inc.*                                45
  4,700 BDM International*                         137
  3,500 BE Aerospace, Inc.*                        111
  2,100 Bell & Howell Co.*                          50
  2,500 Billing Information Concepts*              111
  4,100 Bisys Group, Inc.*                         131
    900 BRC Holdings, Inc.*                         37
  3,300 Broderbund Software, Inc.*                  96
  1,600 CDI Corp.*                                  66
  1,200 Ciber, Inc.*                                53
  4,100 Citrix Systems, Inc.*                      294
  3,300 Clarify, Inc.*                              35
  2,100 ClinTrials Research, Inc.*                  18
  4,400 Computer Horizons Corp.*                   145
  2,400 Computer Task Group, Inc.                   76
 10,200 Computervision Corp.*                       37
  4,500 COREStaff, Inc.*                           121
  4,100 CSG Systems International, Inc.*           152
  1,500 Documentum, Inc.*                           47
  4,200 Employee Solutions, Inc.*                   23
  1,500 Fair Isaac & Co.                            64
  3,200 Gerber Scientific, Inc.                     64
  8,500 Global Industries, Ltd.*                   136
    100 Grey Advertising, Inc.                      36
  2,600 HA-LO Industries, Inc.*                     66
  2,850 Harbinger Corp.*                            86
  1,900 HCIA, Inc.*                                 23
  1,850 Henry (Jack) & Associates, Inc.             47
  2,600 HNC Software, Inc. *                        82
    878 Holly Corp.                                 24
  2,500 HPR, Inc.*                                  66
  1,400 IKOS Systems, Inc.*                         11

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                   Value
-------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 PROFESSIONAL SERVICES--Continued
  1,700 Inacom Corp.*                                $     48
  1,700 Infocus Systems*                                   56
  1,500 Inso Corp.*                                        16
  2,500 Integrated Systems Consulting Group, Inc.*         39
  6,400 Interim Services, Inc.*                           181
  3,300 Intersolv, Inc.*                                   53
    500 Intevac, Inc.*                                      5
    900 Iron Mountain, Inc.*                               34
    750 ITT Educational Services, Inc.*                    16
  1,400 JDA Software Group, Inc.*                          43
  2,000 Landstar Systems, Inc.*                            52
  1,400 Layne Christensen Company*                         24
  1,600 Learning Tree International, Inc.*                 40
  2,800 Legato Systems, Inc.*                             107
  2,600 Manugistics Group, Inc.*                           91
  2,100 May & Speh, Inc.*                                  28
  4,650 MDU Resources Group, Inc.                         139
  3,700 National Health Investors, Inc.                   147
  2,150 National Instruments Corp.*                        58
  3,400 Network Equipment Technologies, Inc.*              50
  1,100 NHP, Inc.*                                         32
  1,550 Nichols Research Corp.*                            36
  2,200 Nimbus CD International, Inc.*                     22
  2,200 Norrell Corp.                                      54
  6,000 Oak Technology, Inc.*                              50
  1,700 On Assignment, Inc.*                               40
  5,400 Orthodontic Centers of America, Inc.*              98
  1,900 Personnel Group of America, Inc.*                  69
  2,400 PhyMatrix Corp.*                                   35
  4,900 Physician Computer Network, Inc.*                  24
  4,900 Physician Resource Group, Inc.*                    28
  1,250 Pinkertons, Inc.*                                  29
  2,500 Policy Management Systems Corp.*                  162
  3,600 Pre-Paid Legal Services, Inc.*                    102
  3,400 Premiere Technologies, Inc.*                       81
  1,900 Progress Software Corp.*                           39
  1,600 Project Software & Development, Inc.*              31
  2,500 Protein Design Labs, Inc.*                        105
  5,400 PSINET, Inc.*                                      36
    900 Raptor Systems, Inc.*                              14
  3,300 Remedy Corp.*                                     144
  2,700 Romac International, Inc.*                         53
    500 Sapient Corp.*                                     26
  3,250 Scopus Technologies, Inc.*                         39
  7,500 Sitel Corp.*                                       70
  6,600 Sotheby's Holdings, Inc., Class A                 113
  1,000 SPSS, Inc.*                                        25
  5,400 Structural Dynamics Research Corp.*                90
  4,750 System Software Associates, Inc.*                  63
  2,600 Systems & Computer Technology Corp.*              122
  3,300 Systemsoft Corp.*                                  24
  2,500 Telxon Corp.                                       61
    750 Thermo Ecotek Corporation*                         10

 Shares Description                                 Value
-----------------------------------------------------------
    565 Thermo TerraTech, Inc.*                    $      5
  1,550 Thermotrex Corp.*                                38
  6,900 Vanstar Corp.*                                   95
  1,500 Vantive Corp. *                                  36
  3,500 Veritas DGC, Inc.*                              140
  4,275 Veritas Software Corp.*                         187
  3,000 Viasoft, Inc.*                                  110
  2,100 VideoServer, Inc.*                               32
  2,700 Viewlogic Systems, Inc.*                         72
  3,700 Visio Corp.*                                    139
  1,700 VISX Corp.*                                      42
  1,300 Volt Information Sciences, Inc.*                 83
  2,097 Wackenhut Corp.                                  45
  3,125 Wind River Systems*                             121
  3,600 Xircom, Inc.*                                    38
  3,700 Yahoo!, Inc.*                                   189
  1,500 Zoran Corp.*                                     26
                                                   --------
                                                      8,130
                                                   --------
 REAL ESTATE--6.3%
  1,100 Alexandria Real Estate                           34
  2,300 Allied Capital Commercial                        74
  1,500 Ambassador Apartments, Inc.                      30
  2,400 Amercian General Hospitality Corporation         65
  3,400 American Health Properties, Inc.                 88
  1,812 American Homestar Corp.*                         25
  2,500 AMLI Residential Properties                      58
  5,700 Apartment Investment & Management Co.           202
  5,400 Arden Realty Group, Inc.                        164
  1,800 Associated Estates Realty Corp.                  41
  5,800 Avalon Properties, Inc.                         178
  1,100 Avatar Holdings, Inc.*                           31
  4,000 Bay Apartment Communities, Inc.                 160
  1,800 Bedford Property Investors                       37
  4,200 Berkshire Realty, Inc.                           48
  1,400 Boykin Lodging Company                           36
  3,503 Bradley Real Estate Trust                        71
  8,000 California Realty Corp.                         318
  5,064 Camden Property Trust                           166
  2,500 Capstone Capital Corp.                           59
  2,500 Castle & Cooke, Inc.*                            42
  1,700 CB Community Real Estate Services*               57
  3,500 CBL & Associates Properties, Inc.                84
  2,700 Centerpoint Properties Corp.                     89
  4,100 Chateau Communities, Inc.                       125
  2,300 Chelsea GCA Realty, Inc.                         87
  8,100 Choice Hotels Intl., Inc.*                      141
  4,000 Colonial Property Trust*                        115
  3,800 Commercial Net Lease Realty                      61
  7,500 Cornerstone Properties, Inc.                    145
  5,200 Cornerstone Realty Income Trust                  59
  3,700 Cousins Properties, Inc.                        112
  4,500 Crown American Realty Trust                      40
  3,100 Developers Diversified Realty Corp.             121
  6,700 Dynex Capital, Inc.                              93

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                   Value
-------------------------------------------------------------
  2,600 Eastgroup Properties                         $     56
  5,300 Equity Inns, Inc.                                  80
  2,000 Essex Property Trust, Inc.                         72
  3,300 Evans Withycombe Residential, Inc.                 82
  3,400 Excel Realty Trust, Inc.                          104
  6,300 Federal Realty Investment Trust                   159
  5,000 FelCor Suite Hotel, Inc.                          182
  5,800 First Industrial Realty Trust                     205
  4,400 First Union Real Estate                            65
  1,000 Forest City Enterprises, Inc.                      57
  3,100 Gables Residential Trust                           84
  5,600 General Growth Properties, Inc.                   207
  1,262 Getty Realty Corp.                                 24
  3,300 Glenborough Realty Trust, Inc.                     89
  3,500 Glimcher Realty Trust                              77
  2,000 Great Lakes REIT, Inc.                             38
  3,100 Grubb & Ellis Co. *                                39
  4,600 Health Care Property Investors, Inc.              182
  3,600 Health Care REIT, Inc.                             92
  2,700 Healthcare Realty Trust                            79
  7,300 Highwoods Properties, Inc.                        262
  1,300 Home Properties of New York, Inc.                  35
  2,100 Imperial Credit Mortgage Holdings                  37
  8,300 INMC Mortgage Holdings, Inc.                      188
  5,100 Innkeepers USA Trust                               82
  2,800 Irvine Apartment Communities, Inc.                 87
  2,500 JDN Realty Co.                                     78
  2,500 JP Realty, Inc.                                    63
  3,300 Kilroy Realty Corp.                                87
  6,600 Liberty Property Trust                            184
  4,200 LNR Property, Inc.                                 98
  3,800 Macerich Co.                                      103
  3,700 Manufactured Home Communities, Inc.               101
    900 Maxxam, Inc.*                                      42
  2,000 Mid-America Apartment Communities, Inc.            55
  3,600 Mills Corp.                                       100
  2,000 National Golf Properties, Inc.                     64
  6,700 Nationwide Health Properties, Inc.                158
  2,500 Oasis Residential, Inc.                            55
  3,100 Ocwen Asset Investment Corp.*                      56
  1,900 Pacific Gulf Properties, Inc.                      43
  1,200 Pennsylvania Real Estate Investmentt Trust         29
  4,868 Post Properties, Inc.                             188
  3,700 Prentiss Properties Trust                          96
  2,000 PRI Automation, Inc.*                              68
  2,000 Price Enterprises, Inc.                            36
  1,700 Price REIT, Inc.                                   67
  4,200 Prime Retail, Inc.                                 61
  4,100 Realty Income Corporation                         107
  3,500 Regency Realty Corp.                               93
  3,300 RFS Hotel Investors, Inc.                          63
  1,600 Saul Centers, Inc.                                 28
  4,500 Shurguard Storage Centers, Inc.                   124
  2,400 Storage Trust Realty                               60

 Shares Description                                Value
----------------------------------------------------------
  4,400 Storage USA, Inc.                         $    172
  3,300 Summit Property, Inc.                           68
  2,600 Sun Communities, Inc.                           95
  5,000 Sunstone Hotel Investors, Inc.                  88
  1,200 Tanger Factory Outlet Center                    35
  5,600 Taubman Centers, Inc.                           69
  3,100 Thornburg Mortgage Asset Corp.                  61
  2,500 Town & Country Trust                            44
  2,900 Trinet Corporate Realty Trust                  112
  2,700 Urban Shopping Centers, Inc.                    90
  2,400 Walden Residential Properties, Inc.             59
  5,800 Washington Real Estate Investment Trust         95
  2,800 Weeks Corp.                                     90
    700 Wellsford Residential Property Trust            11
  2,800 Western Investment Real Estate Trust            39
  2,600 Winston Hotels, Inc.                            36
                                                  --------
                                                     9,391
                                                  --------
 RECREATIONAL AND LEISURE SERVICES--1.6%
    700 AMC Entertainment, Inc.*                        15
  1,000 Anchor Gaming*                                  80
  4,800 Ascent Entertainment Group, Inc.*               52
  3,000 Authentic Fitness Corp.                         49
    737 Autotote Corp. Class A                           2
  7,300 Aztar Corp.*                                    51
    300 Bally's Grand, Inc.*                            15
  5,700 Boyd Gaming Corp.*                              41
  3,900 Capstar Hotel Company*                         146
  1,600 Carmike Cinemas, Inc.*                          50
  1,500 Coleman Co., Inc.*                              20
    600 Dover Downs Entertainment                       13
  1,400 Family Golf Centers, Inc.*                      40
  5,500 Florida Panthers Holdings, Inc.*               103
  2,900 Galoob (Lewis) Toys, Inc.*                      34
    900 GC Cos., Inc.*                                  39
  5,300 Grand Casinos*                                  70
  2,200 Hollywood Park, Inc.*                           43
  2,000 Homestead Village, Inc.*                        31
  3,500 Interstate Hotels Company*                     130
  2,317 K2, Inc.                                        64
  2,700 Lydall, Inc.*                                   55
  7,800 Malibu Entertainment Worldwide*                 28
  1,800 North Face, Inc.*                               39
  2,900 Panavision, Inc.*                               67
  1,100 Penn National Gaming, Inc.*                     13
    900 Penske Motorsports, Inc.*                       24
  1,800 Premier Parks, Inc.*                            70
  1,200 Primadonna Resorts, Inc.*                       20
  6,500 Prime Hospitality Corp.*                       124
    700 Quintel Entertainment, Inc.*                     4
  2,600 Rio Hotel & Casino, Inc.*                       54
  3,800 Sabre Group Holdings, Inc.*                     98
  1,400 Scientific Games Holdings Corp.*                29
  2,600 Showboat, Inc.                                  50
  2,400 Signature Resorts, Inc.*                        64
  1,300 Skyline Corp.                                   35

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                  Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 RECREATIONAL AND LEISURE SERVICES--Continued
  1,700 Sodak Gaming, Inc.*                         $     15
  2,000 Speedway Motorsports, Inc.*                       44
  3,500 Spelling Entertainment Group, Inc.*               30
  3,400 Station Casinos, Inc.*                            23
  1,600 Suburban Lodges of America*                       39
  2,633 Sunburst Hospitality Corp.*                       26
  1,600 Ticketmaster Group, Inc.*                         36
  3,600 Trump Hotels and Casino Resorts, Inc.*            31
  4,200 Vail Resorts, Inc.*                              111
    900 Vistana, Inc.*                                    20
  1,300 West Marine, Inc.*                                27
    600 White River Corp.*                                41
  2,900 WMS Industries, Inc.*                             67
                                                    --------
                                                       2,372
                                                    --------
 RESEARCH AND CONSULTING SERVICES--1.0%
  5,400 Advance Tissue Science, Inc.*                     69
  4,800 Agouron Pharmaceuticals, Inc.*                   184
  7,400 Bio-Technology General Corp.*                     93
  4,600 Columbia Laboratories, Inc.*                      63
    275 Computer Management Sciences, Inc.*                4
  7,300 Cytogen Corp.*                                    23
  2,100 Dames & Moore, Inc.                               26
    700 Data Processing Resources Corp.*                  16
  3,400 Jacobs Engineering Group, Inc.*                   90
  6,000 Liposome Technology, Inc.*                        36
  2,600 Mycogen Corp.*                                    51
  2,300 NeoPath, Inc.*                                    38
  3,350 NFO Research, Inc.*                               59
  1,900 OHM Corp.*                                        16
  2,900 Organogenesis, Inc.*                              99
  3,200 Parexel International Corp.*                     110
  2,745 Pharmaceutical Product Development, Inc.*         42
  5,900 Scios-Nova, Inc.*                                 45
  1,500 Spacelabs Medical, Inc.*                          32
  1,100 Stone & Webster, Inc.                             52
  5,050 Summit Technology, Inc.*                          33
  9,000 Symantec Corp.*                                  225
  3,900 U.S. Bioscience, Inc.*                            36
                                                    --------
                                                       1,442
                                                    --------
 RETAIL--4.9%
    800 99 Cents Only Stores                              28
  2,500 Aaron Rents, Inc.                                 42
  1,100 Abercrombie & Fitch Co., Class A*                 33
    470 Alexander's, Inc.*                                43
    900 Amazon Com., Inc.*                                45
  4,700 Americredit Corp.*                               130
  3,600 Ames Department Stores, Inc.*                     61
  4,100 AnnTaylor Stores, Inc.*                           58
  4,812 Apple South, Inc.                                 88
  4,500 Arbor Drugs, Inc.                                122
  5,500 Best Buy, Inc.*                                  160
  6,000 BJ'S Wholesale Club, Inc.                        175

 Shares Description                                  Value
------------------------------------------------------------
 12,550 Brinker International, Inc.*                $    185
    900 Brylane, Inc.*                                    47
    600 Buckle, Inc.*                                     20
  7,340 Buffets, Inc.*                                    65
  3,180 Burlington Coat Factory Warehouse*                59
  2,600 Carson Pirie Scott & Co.*                        134
  3,900 Cash America International, Inc.                  49
 17,000 Charming Shoppes, Inc.*                           83
  2,500 Circuit City Stores, Inc.*                        30
  6,800 CKE Restaurants, Inc.                            255
  7,250 Claire's Stores, Inc.                            164
  2,300 Cole National Corp.*                              79
  2,523 Consolidated Products, Inc.*                      49
  1,400 Cost Plus, Inc. of California*                    46
    800 Cross-Continent Auto Retailer*                     7
    268 Dart Group Corp.                                  31
    400 Delia*s, Inc.*                                     9
  2,600 Dress Barn, Inc*                                  67
  2,100 Einstein/Noah Bagel Corp.*                        15
  2,600 Fabri-Centers of America, Inc., Class A*          54
  4,900 Fedders Corp.                                     28
  7,400 Fingerhut Cos., Inc.                             154
  6,400 Foodmaker, Inc.*                                  99
  4,900 Footstar, Inc.*                                  147
  1,800 Friedmans, Inc., Class A*                         26
  2,900 Garden Ridge Corp.*                               44
  1,300 Genovese Drug Stores, Class A                     24
  2,400 Global Directmail Corp.*                          43
  1,000 Goody's Family Clothing, Inc.*                    33
  2,300 Guitar Center, Inc.*                              50
  4,000 Gymboree Corp.*                                  116
  3,500 Hancock Fabrics, Inc.                             49
  4,000 Hollywood Entertainment Corp.*                    35
  5,400 Homebase, Inc.*                                   45
  1,100 Ingles Markets, Inc.                              15
  1,900 International Dairy Queen, Inc., Class A*         50
  3,550 Just For Feet, Inc.*                              60
  1,200 Kenneth Cole Productions, Class A                 20
  2,400 Lands' End, Inc.*                                 85
  2,100 Linens 'N Things, Inc.*                           72
  4,900 Longs Drug Stores, Inc.                          143
  4,000 Mac Frugal's Bargains Close-Outs, Inc.*          172
  2,175 Men's (The) Warehouse, Inc.*                      76
  3,900 Michael's Stores, Inc.*                          126
  5,500 Micro Warehouse, Inc.*                            80
  3,600 National Media Corp.*                             15
  2,323 Natures Sunshine Products, Inc.                   51
  1,500 NPC International, Inc.*                          20
  1,900 Nu Skin Asia Pacific, Class A*                    38
  2,000 O'Reilly Automotive, Inc.*                        47
  2,150 Pacific Sunwear California*                       70
  1,800 Paul Harris Stores*                               38
  3,050 Petco Animal Supplies, Inc.*                      90
 10,852 Pier I Imports, Inc.                             243
  7,300 Proffitt's, Inc.*                                223

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                            Value
------------------------------------------------------
  2,000 Quality Food Centers, Inc.*           $    126
  2,500 Regis Corp.                                 59
  2,400 Renters Choice, Inc.*                       54
 16,100 Service Merchandise Co., Inc.*              54
  2,500 Shopko Stores, Inc.*                        53
  2,450 Showbiz Pizza Time, Inc.*                   53
  1,900 Sonic Corp.*                                53
  2,600 Spiegel, Inc., Class A*                     14
  5,100 Sports Authority, Inc.*                    100
  4,400 Stage Stores, Inc.*                        185
  2,800 Stanhome, Inc.                              72
  1,450 Stein Mart, Inc.*                           43
  7,800 Stride Rite Corp.                           93
  8,800 Sunglass Hut International*                 56
  1,100 Syms Corp.*                                 13
  1,900 Talbots, Inc.                               40
  2,600 The Finish Line, Class A*                   49
  1,300 Tuesday Morning Corp.*                      32
 20,484 U S Office Products Co.*                   407
  1,400 Ugly Duckling Corp.*                        13
  2,300 United Auto Group, Inc.*                    32
  1,500 Urban Outfitters, Inc.*                     26
  3,300 Valmont Industries, Inc.                    72
  1,500 Value City Department Stores, Inc.*         11
  1,800 Wet Seal, Inc.*                             53
  3,200 Whole Foods Market, Inc.*                  147
  3,100 Williams-Sonoma, Inc.*                     118
  1,700 Wilmar Industries, Inc.*                    45
  5,600 Zale Corp.*                                125
                                              --------
                                                 7,258
                                              --------
 RUBBER AND PLASTICS--0.5%
  2,100 ACX Technologies, Inc.*                     56
  4,300 Carlisle Cos., Inc.                        183
  2,300 Foamex International, Inc.*                 25
  1,500 Furon Co.                                   59
    700 Liqui-Box Corp.                             26
  2,194 Myers Industries, Inc.                      38
  2,400 O'Sullivan Corp.*                           31
  1,200 Rogers Corp.*                               49
  3,900 Sola International, Inc.*                  118
  2,200 Spartech Corp.                              36
  1,100 Tredegar Industries, Inc.                   72
  2,100 West Co., Inc.                              67
                                              --------
                                                   760
                                              --------
 SANITARY SERVICES--0.5%
 15,500 Allied Waste Industries, Inc.*             338
  2,700 Centennial Cellular Corp.*                  52
  9,600 Laidlaw Environment Services, Inc.*         43
  9,400 Safety-Kleen Corp.                         261
  3,100 Superior Services, Inc.*                    73
                                              --------
                                                   767
                                              --------

 Shares Description                         Value
---------------------------------------------------
 SERVICE INDUSTRY MACHINERY--0.2%
  2,000 Applied Power, Inc.*               $    122
  1,700 Scotsman Industries, Inc.                43
  1,400 Tennant Co.                              53
  2,062 Wynn's International, Inc.               67
                                           --------
                                                285
                                           --------
 SOCIAL SERVICES--0.2%
    447 Berlitz International, Inc.*             12
  4,400 DeVry, Inc.*                            118
  3,118 Omega Healthcare Investors, Inc.        113
                                           --------
                                                243
                                           --------
 STEEL PRODUCTS--1.2%
  1,900 Acme Metals, Inc.*                       24
  7,200 AK Steel Holdings, Inc.                 142
  1,400 Amcast Industrial Corp.                  35
 15,200 Armco, Inc.*                             81
  4,700 Birmingham Steel Corp.                   72
  2,500 Brush Wellman, Inc.                      59
  3,100 Carpenter Technology Corp.              146
    700 Chaparral Steel Co.                      11
    400 Curtiss Wright Corp.                     31
    500 Gibraltar Steel Corp.*                   10
  1,900 Handy & Harman                           43
  1,800 IMCO Recycling, Inc.                     28
  3,000 Intermet Corp.*                          56
  2,900 J & L Specialty Steel, Inc.              28
  3,500 Kaiser Aluminum Corp.*                   36
  3,300 Lone Star Technologies, Inc.*            96
  2,400 Lukens, Inc.                             40
  2,800 Mueller Industries, Inc.*               130
  3,400 National Steel Corp., Class B*           51
  3,500 Oregon Steel Mills, Inc.                 69
  1,350 Reliance Steel & Aluminum Co.            38
  1,100 Rouge Industries, Inc., Class A          17
    700 Shiloh Industries, Inc.*                 13
  1,900 Standex International Corp.              67
  5,900 Steel Dynamics, Inc.*                   109
  3,400 Texas Industries, Inc.                  158
  3,500 Transmontaigne Oil Co.*                  53
  3,700 UNR Industries, Inc.                     19
                                           --------
                                              1,662
                                           --------
 TEXTILES--0.5%
  3,000 Albany International Corp.               73
  9,900 Burlington Industries, Inc.*            144
  3,900 Cone Mills Corp.*                        31
  1,200 Culp, Inc.                               22
    700 Fab Industries, Inc.                     21
  1,900 Galey & Lord, Inc.*                      34
  3,097 Guilford Mills, Inc.                     78
  3,400 Interface, Inc.                         102
  3,900 Phillips-Van Heusen                      54
    800 Pillowtex Corp.                          21

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares and number of contracts)

 Shares Description                                Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 TEXTILES--Continued
  1,100 Quiksilver, Inc.*                         $     29
  4,500 Ruddick Corp.                                   92
  2,000 Springs Industries, Inc.                       101
                                                  --------
                                                       802
                                                  --------
 TRANSPORTATION PARTS AND EQUIPMENT--1.7%
  2,700 AAR Corp.                                      104
  1,500 Alliant Techsystems, Inc.*                      89
  3,550 Arctic Cat, Inc.                                37
  3,500 Arvin Industries, Inc.                         121
  2,500 Aviall, Inc.*                                   35
  1,500 Banner Aerospace, Inc.*                         14
  2,000 Borg Warner Automotive, Inc.*                   36
  2,200 Breed Technologies, Inc.                        44
      1 Chancellor Corp.*                                0
  2,500 Coachmen Industries, Inc.                       56
  9,800 Collins & Aikman Corp.*                         87
  1,200 Copart, Inc.*                                   21
  1,400 Detroit Diesel Corp.*                           32
    900 Ducommun, Inc.*                                 29
  2,500 Eaton Vance Corp.                               87
  2,700 Exide Corp.                                     64
  2,200 Fairchild Corp.*                                50
  5,700 Federal-Mogul Corp.                            234
  5,200 Gencorp, Inc.                                  130
  2,000 Huffy Corp.                                     30
  2,600 OEA, Inc.                                       81
  5,200 Orbital Sciences Corp.*                        133
  4,200 Polaris Industries, Inc.                       127
  1,700 Remec, Inc.*                                    40
  3,600 Rohr, Inc.*                                    110
  5,700 Rollins Truck Leasing Corp.                     96
  1,300 Sequa Corp.*                                    74
  2,600 Simpson Industries, Inc.                        30
  1,900 Smith (A.O.) Corp.                              81
  2,725 Standard Products Co.                           68
  5,000 Stewart & Stevenson Services, Inc.             108
  3,300 Superior Industries International, Inc.         86
    689 Thor Industries, Inc.                           22
  2,600 Tower Automotive, Inc.*                        102
  3,200 Wabash National Corp.                           91
  1,400 Walbro Corp.                                    20
  2,400 Winnebago Industries, Inc.                      18
                                                  --------
                                                     2,587
                                                  --------
 TRANSPORTATION SERVICES--1.9%
  4,950 Air Express International Corp.                141
  3,400 Airborne Freight Corp.                         216
  1,300 Airnet Systems, Inc.*                           26
  5,400 Airtran Holdings, Inc.*                         27
  2,300 Alaska Air Group, Inc.*                         86
  3,400 American Freightways, Inc.*                     49
  6,430 American West Holdings Corp.                   101
  3,300 Arnold Industries, Inc.                         59

 Shares Description                                     Value
---------------------------------------------------------------
  3,600 Asa Holdings, Inc.                             $    105
  1,400 Atlas Air, Inc.*                                     37
  1,900 Circle International Corp., Inc.                     48
  2,500 Coach USA, Inc.*                                     70
  3,500 Consolidated Freightways Corp.*                      55
  1,700 Covenant Transportation, Inc., Class A*              27
  1,200 Eagle USA Airfreight, Inc.*                          37
  3,900 Expeditors International of Washington, Inc.        151
    400 Florida East Coast Industries                        38
  3,500 Fritz Companies, Inc.*                               46
  7,400 Greyhound Lines, Inc.*                               29
  2,539 Heartland Express, Inc.*                             60
  3,500 Hunt (J.B.) Transportation Services, Inc.            57
  1,900 Hvide Marine, Inc., Class A*                         54
  3,900 Kirby Corp.*                                         72
    600 Kitty Hawk, Inc.*                                    11
    600 Knight Transportation, Inc.*                         16
  1,400 M.S. Carriers, Inc.*                                 34
  1,200 Mesaba Holdings, Inc.*                               26
  1,550 Midwest Express Holdings, Inc.*                      53
  2,800 Motivepower Industries, Inc.*                        74
  3,400 Offshore Logistics, Inc.*                            77
  6,200 OMI Corp.*                                           64
  4,300 Overseas Shipholding Group, Inc.                    104
  3,300 Pittston Burlington Group                            91
  2,000 Roadway Express, Inc.                                54
  2,100 Swift Transportation Co., Inc.*                      58
  7,900 Trans World Airlines, Inc.*                          60
  4,150 US Freightways Corporation                          127
  3,450 Werner Enterprises, Inc.                             74
  1,600 Wyndham Hotel Corp.*                                 68
  2,500 Xtra Corp.                                          131
  4,300 Yellow Corp.*                                       112
                                                       --------
                                                          2,825
                                                       --------
 WATER SUPPLY--0.3%
  1,100 Aquarion Co.                                         33
  4,025 Culligan Water Technologies, Inc.*                  180
  1,300 E'Town Corp.                                         46
  2,700 Philadelphia Suburban Corp.                          67
  1,460 Southern California Water Co.                        33
  4,252 United Water Resources, Inc.                         77
                                                       --------
                                                            436
                                                       --------
 WHOLESALE--1.1%
  1,000 Aviation Sales Company*                              36
  1,400 Bindley Western Industries, Inc.                     43
  4,000 Caraustar Industries, Inc.                          128
  4,200 Casey's General Stores, Inc.                         99
  1,756 Castle (A. M.) & Co.                                 41
  1,100 CDW Computer Centers, Inc.*                          65
  5,100 CHS Electronics, Inc.*                               96
  3,500 Compucom Systems, Inc.*                              36
    700 Daisytek International Corp.*                        27
  1,400 Discount Auto Parts, Inc.*                           26

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                             Value
--------------------------------------------------------
   5,400 Handleman Co.*                         $     36
   2,000 Hughes Supply, Inc.                          66
   2,200 JP Foodservice, Inc.*                        65
   2,900 Kaman Corp.                                  54
   4,500 Kent Electronics Corp.*                     150
   1,000 Lawson Products, Inc.                        30
   2,700 Marshall Industries*                         93
   2,450 Microage, Inc.*                              49
   1,800 Nash-Finch Co.                               34
   4,000 Owens & Minor, Inc. Holdings Co.             56
   2,200 Patterson Dental Co.*                        90
   1,600 Russ Berrie & Co., Inc.                      48
   4,475 Rykoff-Sexton, Inc.*                         99
   1,700 Smart & Final, Inc.                          31
   2,400 United Stationers, Inc.*                    102
   1,900 VWR Corp.*                                   50
                                                --------
                                                   1,650
--------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $111,753)            $138,031
--------------------------------------------------------
 RIGHTS--0.0%
   1,650 Metrocall, Inc. Variable Rights        $      0
--------------------------------------------------------
 TOTAL RIGHTS (Cost $0)                         $      0
--------------------------------------------------------
 WARRANTS--0.0%
     248 Coram Healthcare Corp., Exp. 7/11/99   $      0
     350 Millicom American Satellite Corp.,
          Exp. 06/30/99                                0
--------------------------------------------------------
 TOTAL WARRANTS (Cost $0)                       $      0
--------------------------------------------------------
 OTHER INVESTMENTS--0.0%
   2,000 Escrow CFS Group, Inc.                 $      0
   1,400 Escrow Millicom, Inc.                         0
     900 Escrow Northeast Bancorp, Inc.                0
   2,790 Escrow Statesman Group, Inc.                  0
   1,420 Escrow Strawbridge & Clothier                 0
   1,700 Escrow Takecare, Inc.*                        0
--------------------------------------------------------
 TOTAL OTHER INVESTMENTS (Cost $0)              $      0
--------------------------------------------------------

 Principal
  Amount   Description                        Value
-----------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--0.1%
           U.S. Treasury Bill #
 $   250   5.126% Due 01/02/98               $    248
-----------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION
  (Cost $250)                                $    248
-----------------------------------------------------
 SHORT-TERM INVESTMENT--6.3%
           Banco Central Hispanoamericano,
           Grand Cayman
 $ 9,315   5.750% Due 12/01/97               $  9,315
-----------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $9,315)   $  9,315
-----------------------------------------------------
 TOTAL INVESTMENTS--99.3%
  (Cost $121,318)                            $147,594
-----------------------------------------------------
 Other assets, less liabilities--0.7%             983
-----------------------------------------------------
 NET ASSETS--100.0%                          $148,577
-----------------------------------------------------

--------------------------------------------------------------------------------

OPEN FUTURES CONTRACTS:
              Number of Contract Contract  Contract  Unrealized
    Type      Contracts  Amount  Position Expiration    Loss
---------------------------------------------------------------
RUSSELL 2000      34     $7,593    Long    12/19/97     $159
---------------------------------------------------------------

*Non-income producing security.

#Security pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1997
(All amounts in thousands, except net asset value per unit)

                                                                                                  Small
                                    Diversified  Equity    Focused  International International  Company
                          Balanced    Growth      Index    Growth   Equity Index     Growth       Index
                          Portfolio  Portfolio  Portfolio Portfolio   Portfolio     Portfolio   Portfolio
---------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securi-
 ties, at cost             $43,966   $109,657   $642,104  $101,687     $32,804      $103,135    $121,318
---------------------------------------------------------------------------------------------------------
Investments in securi-
 ties, at value            $56,033   $160,828   $957,613  $125,716     $31,556      $107,496    $147,594
Cash and foreign curren-
 cies                           55          1          8         1         245            88           1
Receivables:
 Dividends and interest        299        160      1,671        97          45           143         102
 Foreign tax reclaims           --         --         --        --          20           151          --
 Fund units sold                77         --        222         8       2,501             1       2,509
 Investment securities
  sold                          --      2,260         --     1,194          --         1,875           6
 Administrator                   7          8         43         7          --             8          13
Deferred organization
 costs, net                      7          1          1        10          13            19           1
Other assets                     1          1         49         1          55             1          48
---------------------------------------------------------------------------------------------------------
TOTAL ASSETS                56,479    163,259    959,607   127,034      34,435       109,782     150,274
---------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
 Fund units redeemed            --        102        958        41          --             6           3
 Investment securities
  purchased                     55      3,948        704     1,535         100         2,639       1,632
Accrued expenses:
 Advisory fees                  23         71         77        81           6            70          22
 Administration fees             5         13         77        10           4            13          11
 Custodian fees                  3          2         18         1           5            11          21
 Transfer agent fees             1          1         17         2          --             1           1
Other liabilities                8         43         59        31          76            34           7
---------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES               95      4,180      1,910     1,701         191         2,774       1,697
---------------------------------------------------------------------------------------------------------
NET ASSETS                 $56,384   $159,079   $957,697  $125,333     $34,244      $107,008    $148,577
---------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Paid-in capital            $42,065    $88,814   $572,024   $79,032     $35,186      $100,142    $111,888
Accumulated undistrib-
 uted net investment in-
 come                           60      1,072        465       304         314           880       1,272
Accumulated net realized
 gains (losses) on
 investments, options,
 futures and foreign
 currency transactions       2,192     18,088     69,498    22,015          (5)        1,631       9,300
Net unrealized apprecia-
 tion (depreciation) on
 investments, options,
 futures and foreign
 currency transactions      12,067     51,105    315,710    23,982      (1,248)        4,361      26,117
Net unrealized losses on
 translation of other
 assets and liabilities
 denominated in foreign
 currencies                     --         --         --        --          (3)           (6)         --
---------------------------------------------------------------------------------------------------------
NET ASSETS                 $56,384   $159,079   $957,697  $125,333     $34,244      $107,008    $148,577
---------------------------------------------------------------------------------------------------------
Total units outstanding
 (no par value),
 unlimited units
 authorized
 Class A                     3,787      9,774     42,022     7,148       3,245        10,154       9,827
 Class C                       338         --      4,139       515          --            --          --
 Class D                        24         44      1,532        75          --            23          46
---------------------------------------------------------------------------------------------------------
Net asset value, offer-
 ing and redemption
 price per unit
 Class A                   $ 13.59   $  16.20   $  20.09  $  16.20     $ 10.55      $  10.52    $  15.05
 Class C                   $ 13.56         --   $  20.05  $  16.16          --            --          --
 Class D                   $ 13.54   $  16.03   $  20.00  $  16.01          --      $  10.39    $  15.01
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1997
(All amounts in thousands)

                                                                                                   Small
                                    Diversified  Equity     Focused  International International  Company
                          Balanced    Growth      Index     Growth   Equity Index     Growth       Index
                          Portfolio  Portfolio  Portfolio  Portfolio Portfolio(a)    Portfolio   Portfolio
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend                   $  390     $ 1,906   $ 14,703    $ 1,319     $   374       $2,211      $ 1,666
Interest                    1,561         150        952         99          28          313          200
----------------------------------------------------------------------------------------------------------
TOTAL INCOME                1,951       2,056     15,655      1,418         402(b)     2,524(c)     1,866
----------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees      433       1,157      2,493      1,284          89        1,241          484
Administration fees            86         213        883        180          27          228          186
Custodian fees                 24          28        143         23          50          158           67
Registration fees              22          24         64         24           9           23           26
Amortization of deferred
 organization costs            13          14         14         17           2           14           13
Transfer agent fees            11          15        172         20           2           13           13
Unitholder servicing
 fees                           9           1        152         13          --           --            1
Professional fees               4           7         32          4           4            7            7
Trustee fees and ex-
 penses                         2           4         19          2           2            4            4
Other                          10          22        127         17           7           14           23
----------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                614       1,485      4,099      1,584         192        1,702          824
Less voluntary waivers
 of:
 Investment advisory
  fees                       (163)       (362)    (1,662)      (350)        (45)        (248)        (242)
 Administration fees          (32)        (68)       (52)       (64)         (1)         (69)         (65)
Less: Expenses reimburs-
 able by Administrator        (74)        (89)      (304)       (79)        (56)         (67)        (129)
----------------------------------------------------------------------------------------------------------
Net expenses                  345         966      2,081      1,091          90        1,318          388
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME       1,606       1,090     13,574        327         312        1,206        1,478
Net realized gains
 (losses) on:
 Investment transactions    2,227      18,208     68,839     23,248          (5)       4,391        9,472
 Futures transactions          --         (73)     4,094         62          --           --          496
 Foreign currency trans-
  actions                      --          --         --         --           2          (23)          --
 Written options trans-
  actions                      --          --         --         86          --           --           --
Net change in unrealized
 appreciation (deprecia-
 tion) on investments,
 options, futures, and
 foreign currency
 transactions               4,839      14,940    119,879      4,216      (1,248)         138       13,285
Net change in unrealized
 losses on translation
 of other assets and
 liabilities denominated
 in foreign currencies         --          --         --         --          (3)         (21)          --
----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS           $8,672     $34,165   $206,386    $27,939     $  (942)      $5,691      $24,731
----------------------------------------------------------------------------------------------------------

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.
(b) Net of $33 in non-reclaimable foreign withholding taxes.
(c) Net of $227 in non-reclaimable foreign withholding taxes.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1997 and 1996
(All amounts in thousands)


                                              Balanced          Diversified
                                              Portfolio      Growth Portfolio
                                           ----------------  ------------------
                                            1997     1996      1997      1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income                     $ 1,606  $ 1,366  $  1,090  $  1,372
 Net realized gains (losses) on
  investments, options, futures and
  foreign currency transactions              2,227    1,834    18,135    14,453
 Net change in unrealized appreciation
  (depreciation) on investments, options,
  futures, and foreign currency
  transactions                               4,839    2,874    14,940    10,529
 Net change in unrealized losses on
  translations of other assets and
  liabilities denominated in foreign
  currencies                                    --       --        --        --
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                   8,672    6,074    34,165    26,354
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A UNITHOLDERS
 FROM:
 Net investment income                      (1,436)  (1,231)   (1,369)   (1,750)
 Net realized gains                         (1,132)      --   (14,420)   (1,919)
--------------------------------------------------------------------------------
Total distributions to Class A
 unitholders                                (2,568)  (1,231)  (15,789)   (3,669)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C UNITHOLDERS
 FROM:
 Net investment income                        (151)    (132)       --        --
 Net realized gains                           (152)      --        --        --
--------------------------------------------------------------------------------
Total distributions to Class C
 unitholders                                  (303)    (132)       --        --
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D UNITHOLDERS
 FROM:
 Net investment income                          (8)      (2)       (4)       (2)
 Net realized gains                             (6)      --       (45)       (3)
--------------------------------------------------------------------------------
Total distributions to Class D
 unitholders                                   (14)      (2)      (49)       (5)
--------------------------------------------------------------------------------
CLASS A UNIT TRANSACTIONS:
 Proceeds from the sale of units             7,638   11,431    13,555    14,860
 Reinvested distributions                    2,538    1,076    14,520     3,424
 Cost of units redeemed                     (9,103) (10,419)  (29,982)  (45,585)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from Class A unit transactions    1,073    2,088    (1,907)  (27,301)
--------------------------------------------------------------------------------
CLASS C UNIT TRANSACTIONS:
 Proceeds from the sale of units             1,106    6,132        --        --
 Reinvested distributions                      303      132        --        --
 Cost of units redeemed                     (3,329)    (797)       --        --
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from Class C unit transactions   (1,920)   5,467        --        --
--------------------------------------------------------------------------------
CLASS D UNIT TRANSACTIONS:
 Proceeds from the sale of units               140      232       215       227
 Reinvested distributions                       14        2        49         5
 Cost of units redeemed                        (96)      (9)      (93)      (75)
--------------------------------------------------------------------------------
Net increase in net assets resulting from
 Class D unit transactions                      58      225       171       157
--------------------------------------------------------------------------------
Net increase (decrease)                      4,998   12,489    16,591    (4,464)
Net assets--beginning of year               51,386   38,897   142,488   146,952
--------------------------------------------------------------------------------
NET ASSETS--END OF YEAR                    $56,384  $51,386  $159,079  $142,488
--------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME                                    $    60  $    49  $  1,072  $  1,355
--------------------------------------------------------------------------------

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------

                                          International
                                             Equity
   Equity Index        Focused Growth         Index        International       Small Company
     Portfolio            Portfolio         Portfolio         Growth          Index Portfolio
--------------------  ------------------  -------------      Portfolio       ------------------
                                                         ------------------
  1997        1996      1997      1996      1997 (a)       1997      1996      1997      1996
------------------------------------------------------------------------------------------------
$  13,574   $ 12,697  $    327  $    110        $   312  $  1,206  $    989  $  1,478  $  1,443
   72,933     36,012    23,396    11,548             (3)    4,368     8,942     9,968    12,846
  119,879    100,945     4,216     5,017         (1,248)      138     3,186    13,285       976
       --         --        --        --             (3)      (21)      (22)       --        --
------------------------------------------------------------------------------------------------
  206,386    149,654    27,939    16,675           (942)    5,691    13,095    24,731    15,265
------------------------------------------------------------------------------------------------
  (12,212)   (11,982)     (130)     (317)            --    (1,022)   (2,919)   (1,364)   (1,002)
  (32,814)   (15,194)  (12,039)   (1,293)            --    (5,790)       --   (13,019)   (5,764)
------------------------------------------------------------------------------------------------
  (45,026)   (27,176)  (12,169)   (1,610)            --    (6,812)   (2,919)  (14,383)   (6,766)
------------------------------------------------------------------------------------------------
   (1,052)      (603)       (4)       --             --        --        --        --        --
   (2,679)      (570)     (811)       --             --        --        --        --        --
------------------------------------------------------------------------------------------------
   (3,731)    (1,173)     (815)       --             --        --        --        --        --
------------------------------------------------------------------------------------------------
     (313)       (60)       --        (2)            --        (1)       (1)       (1)       (1)
     (399)       (26)      (79)       (8)            --        (4)       --       (13)       (2)
------------------------------------------------------------------------------------------------
     (712)       (86)      (79)      (10)            --        (5)       (1)      (14)       (3)
------------------------------------------------------------------------------------------------
  340,805    338,095    21,470    32,348         36,436    11,482    28,193    46,673    28,946
   41,881     24,880    11,306     1,413             --     5,984     2,297    13,462     6,297
 (354,580)  (279,296)  (37,017)  (27,923)        (1,250)  (47,748)  (51,182)  (35,376)  (25,770)
------------------------------------------------------------------------------------------------
   28,106     83,679    (4,241)    5,838         35,186   (30,282)  (20,692)   24,759     9,473
------------------------------------------------------------------------------------------------
   41,164     52,571       171     6,934             --        --        --        --        --
    3,733      1,029       814        --             --        --        --        --        --
  (28,213)   (25,869)     (623)     (598)            --        --        --        --        --
------------------------------------------------------------------------------------------------
   16,684     27,731       362     6,336             --        --        --        --        --
------------------------------------------------------------------------------------------------
   22,852      6,392       491       168             --       200        71       583       223
      561         86        79        10             --         4        --        14         3
   (5,161)      (332)     (133)      (96)            --       (64)       (2)     (238)      (13)
------------------------------------------------------------------------------------------------
   18,252      6,146       437        82             --       140        69       359       213
------------------------------------------------------------------------------------------------
  219,959    238,775    11,434    27,311         34,244   (31,268)  (10,448)   35,452    18,182
  737,738    498,963   113,899    86,588             --   138,276   148,724   113,125    94,943
------------------------------------------------------------------------------------------------
$ 957,697   $737,738  $125,333  $113,899        $34,244  $107,008  $138,276  $148,577  $113,125
------------------------------------------------------------------------------------------------
$     465   $    468  $    304  $    111        $   314  $    880  $    720  $  1,272  $  1,159
------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BALANCED PORTFOLIO

                                                   Class A
                                   --------------------------------------------
                                    1997     1996     1995     1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                              $ 12.24  $ 11.05  $  9.50  $ 10.22   $ 10.00
Income (loss) from investment op-
 erations:
 Net investment income                0.38     0.34     0.34     0.24      0.09
 Net realized and unrealized gain
  (loss)                              1.66     1.19     1.55    (0.72)     0.22
--------------------------------------------------------------------------------
Total income (loss) from invest-
 ment operations                      2.04     1.53     1.89    (0.48)     0.31
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income               (0.38)   (0.34)   (0.34)   (0.22)    (0.09)
 Net realized gain                   (0.31)     --       --     (0.02)      --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                         (0.69)   (0.34)   (0.34)   (0.24)    (0.09)
--------------------------------------------------------------------------------
Net increase (decrease)               1.35     1.19     1.55    (0.72)     0.22
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR       $ 13.59  $ 12.24  $ 11.05  $  9.50   $ 10.22
--------------------------------------------------------------------------------
Total return (d)                     17.29%   14.07%   20.22%   (4.76)%    3.12%
Ratio to average net assets of
 (e):
 Expenses, net of waivers and re-
  imbursements                        0.61%    0.61%    0.61%    0.61%     0.61%
 Expenses, before waivers and re-
  imbursements                        1.11%    1.20%    1.28%    1.50%     1.62%
 Net investment income, net of
  waivers and reimbursements          2.99%    3.03%    3.36%    2.56%     2.20%
 Net investment income, before
  waivers and reimbursements          2.49%    2.44%    2.69%    1.68%     1.19%
Portfolio turnover rate              59.06%  104.76%   93.39%   75.69%    35.03%
Average commission rate per share  $0.0652  $0.0718       NA       NA        NA
Net assets at end of year (in
 thousands)                        $51,475  $45,157  $38,897  $31,462   $15,928
--------------------------------------------------------------------------------

                                               Class C           Class D
                                           ----------------  ----------------
                                            1997    1996 (b)  1997    1996 (c)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $ 12.24  $ 11.12  $ 12.23  $ 11.34
Income from investment operations:
 Net investment income                        0.36     0.29     0.34     0.22
 Net realized and unrealized gain             1.64     1.12     1.64     0.96
------------------------------------------------------------------------------
Total income from investment operations       2.00     1.41     1.98     1.18
------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                       (0.37)   (0.29)   (0.36)   (0.29)
 Net realized gain                           (0.31)     --     (0.31)     --
------------------------------------------------------------------------------
Total distributions to unitholders           (0.68)   (0.29)   (0.67)   (0.29)
------------------------------------------------------------------------------
Net increase                                  1.32     1.12     1.31     0.89
------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $ 13.56  $ 12.24  $ 13.54  $ 12.23
------------------------------------------------------------------------------
Total return (d)                             17.00%   12.72%   16.82%   10.55%
Ratio to average net assets of (e):
 Expenses, net of waivers and reimburse-
  ments                                       0.85%    0.85%    1.00%    1.00%
 Expenses, before waivers and reimburse-
  ments                                       1.35%    1.44%    1.50%    1.59%
 Net investment income, net of waivers and
  reimbursements                              2.75%    2.80%    2.60%    2.78%
 Net investment income, before waivers and
  reimbursements                              2.25%    2.21%    2.10%    2.19%
Portfolio turnover rate                      59.06%  104.76%   59.06%  104.76%
Average commission rate per share          $0.0652  $0.0718  $0.0652  $0.0718
Net assets at end of year (in thousands)   $ 4,587  $ 5,997  $   322  $   232
------------------------------------------------------------------------------

(a) For the period July 1, 1993 (commencement of operations) through November 30, 1993.
(b) For the period December 29, 1995 (Class C units issue date) through November 30, 1996.
(c) For the period February 20, 1996 (Class D units issue date) through November 30, 1996.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
DIVERSIFIED GROWTH PORTFOLIO

                                                Class A
                              -------------------------------------------------
                                1997      1996      1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $  14.36  $  12.20  $   9.88  $  10.65   $  10.00
Income (loss) from invest-
 ment operations:
 Net investment income            0.11      0.14      0.15      0.09       0.09
 Net realized and unrealized
  gain (loss)                     3.33      2.33      2.26      (.83)      0.65
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations              3.44      2.47      2.41      (.74)      0.74
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income           (0.14)    (0.15)    (0.09)    (0.01)     (0.09)
 Net realized gain               (1.46)    (0.16)       --     (0.02)        --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                     (1.60)    (0.31)    (0.09)    (0.03)     (0.09)
--------------------------------------------------------------------------------
Net increase (decrease)           1.84      2.16      2.32     (0.77)      0.65
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $  16.20  $  14.36  $  12.20  $   9.88   $  10.65
--------------------------------------------------------------------------------
Total return (c)                 27.06%    20.83%    24.55%    (6.98)%     7.38%
Ratio to average net assets
 of (d):
 Expenses, net of waivers
  and reimbursements              0.67%     0.66%     0.69%     0.67%      0.71%
 Expenses, before waivers
  and reimbursements              1.03%     1.10%     1.12%     1.08%      1.13%
 Net investment income, net
  of waivers and reimburse-
  ments                           0.76%     0.98%     1.16%     0.77%      1.04%
 Net investment income, be-
  fore waivers and reim-
  bursements                      0.40%     0.54%     0.73%     0.35%      0.62%
Portfolio turnover rate          45.53%    59.99%    81.65%    78.94%    140.88%
Average commission rate per
 share                        $ 0.0669  $ 0.0655        NA        NA         NA
Net assets at end of year
 (in thousands)               $158,383  $142,055  $146,731  $164,963   $199,053
--------------------------------------------------------------------------------

                                                        Class D
                                            ----------------------------------
                                             1997     1996     1995   1994 (b)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $ 14.26  $ 12.16  $ 9.88   $10.41
Income (loss) from investment operations:
 Net investment income                         0.09     0.11    0.11     0.01
 Net realized and unrealized gain (loss)       3.27     2.29    2.25    (0.54)
-------------------------------------------------------------------------------
Total income (loss) from investment opera-
 tions                                         3.36     2.40    2.36    (0.53)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                        (0.13)   (0.14)  (0.08)      --
 Net realized gain                            (1.46)   (0.16)     --       --
-------------------------------------------------------------------------------
Total distributions to unitholders            (1.59)   (0.30)  (0.08)      --
-------------------------------------------------------------------------------
Net increase (decrease)                        1.77     2.10    2.28    (0.53)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $ 16.03  $ 14.26  $12.16   $ 9.88
-------------------------------------------------------------------------------
Total return (c)                              26.60%   20.39%  24.19%   (5.14)%
Ratio to average net assets of (d):
 Expenses, net of waivers and reimburse-
  ments                                        1.06%    1.05%   1.08%    1.05%
 Expenses, before waivers and reimburse-
  ments                                        1.42%    1.49%   1.51%    1.46%
 Net investment income, net of waivers and
  reimbursements                               0.37%    0.59%   0.73%    0.94%
 Net investment income, before waivers and
  reimbursements                               0.01%    0.15%   0.30%    0.53%
Portfolio turnover rate                       45.53%   59.99%  81.65%   78.94%
Average commission rate per share           $0.0669  $0.0655      NA       NA
Net assets at end of year (in thousands)    $   696  $   433  $  221   $   40
-------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period September 14, 1994 (Class D units issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
EQUITY INDEX PORTFOLIO

                                              Class A
                          ------------------------------------------------------
                            1997       1996        1995       1994      1993 (a)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $  16.79   $   13.86   $   10.60  $   10.78  $   10.00
Income (loss) from in-
 vestment operations:
 Net investment income        0.30        0.31        0.30       0.27       0.22
 Net realized and
  unrealized gain (loss)      4.13        3.36        3.47      (0.18)      0.78
---------------------------------------------------------------------------------
Total income from in-
 vestment operations          4.43        3.67        3.77       0.09       1.00
---------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (0.30)      (0.31)      (0.30)     (0.27)     (0.22)
 Net realized gain           (0.83)      (0.43)      (0.21)        --         --
---------------------------------------------------------------------------------
Total distributions to
 unitholders                 (1.13)      (0.74)      (0.51)     (0.27)     (0.22)
---------------------------------------------------------------------------------
Net increase (decrease)       3.30        2.93        3.26      (0.18)      0.78
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $  20.09   $   16.79   $   13.86  $   10.60  $   10.78
---------------------------------------------------------------------------------
Total return (d)             27.93%      27.53%      36.60%      0.87%     10.08%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements      0.22%       0.22%       0.22%      0.23%      0.21%
 Expenses, before waiv-
  ers and reimbursements      0.46%       0.50%       0.54%      0.59%      0.66%
 Net investment income,
  net of waivers and re-
  imbursements                1.66%       2.12%       2.54%      2.62%      2.62%
 Net investment income,
  before waivers and re-
  imbursements                1.42%       1.84%       2.22%      2.25%      2.17%
Portfolio turnover rate      18.96%      18.02%      15.27%     71.98%      2.06%
Average commission rate
 per share                $ 0.0264    $ 0.0228          NA         NA         NA
Net assets at end of
 year (in thousands)      $844,065    $675,804    $479,763   $281,817   $219,282
---------------------------------------------------------------------------------

                                  Class C                        Class D
                          --------------------------  ---------------------------------
                           1997      1996    1995 (b)  1997     1996     1995   1994 (c)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 16.79   $ 13.86  $ 13.43  $ 16.77  $ 13.83  $10.60  $10.96
Income (loss) from in-
 vestment operations:
 Net investment income       0.26      0.28     0.05     0.26     0.27    0.25    0.02
 Net realized and
  unrealized gain (loss)     4.11      3.35     0.45     4.07     3.36    3.47   (0.31)
----------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       4.37      3.63     0.50     4.33     3.63    3.72   (0.29)
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (0.28)    (0.27)   (0.07)   (0.27)   (0.26)  (0.28)  (0.07)
 Net realized gain          (0.83)    (0.43)      --    (0.83)   (0.43)  (0.21)     --
----------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.11)    (0.70)   (0.07)   (1.10)   (0.69)  (0.49)  (0.07)
----------------------------------------------------------------------------------------
Net increase (decrease)      3.26      2.93     0.43     3.23     2.94    3.23   (0.36)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 20.05   $ 16.79  $ 13.86  $ 20.00  $ 16.77  $13.83  $10.60
----------------------------------------------------------------------------------------
Total return (d)            27.64%    27.24%    3.94%   27.45%   27.20%  36.20%  (2.68)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements     0.46%     0.46%    0.46%    0.61%    0.61%   0.61%   0.60%
 Expenses, before waiv-
  ers and reimbursements     0.70%     0.74%    0.78%    0.85%    0.89%   0.93%   0.96%
 Net investment income,
  net of waivers and re-
  imbursements               1.42%     1.89%    2.29%    1.27%    1.78%   2.07%   2.67%
 Net investment income,
  before waivers and re-
  imbursements               1.18%     1.61%    1.97%    1.03%    1.50%   1.75%   2.31%
Portfolio turnover rate     18.96%    18.02%   15.27%   18.96%   18.02%  15.27%  71.98%
Average commission rate
 per share                $0.0264   $0.0228       NA  $0.0264  $0.0228      NA      NA
Net assets at end of
 year (in thousands)      $82,982   $53,929  $18,390  $30,650  $ 8,005  $  810  $    3
----------------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period September 28, 1995 (Class C units issue date) through November 30, 1995.
(c) For the period September 14, 1994 (Class D units issue date) through November 30, 1994.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
FOCUSED GROWTH PORTFOLIO

                                              Class A
                                                   -----------------------------
                               1997       1996      1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                     $  14.48   $  12.53   $  9.79   $ 10.43   $ 10.00
Income (loss) from invest-
 ment operations:
 Net investment income           0.05       0.02      0.05      0.02      0.01
 Net realized and
  unrealized gain (loss)         3.37       2.17      2.71     (0.66)     0.43
--------------------------------------------------------------------------------
Total income (loss) from
 investment operations           3.42       2.19      2.76     (0.64)     0.44
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income          (0.02)     (0.05)    (0.02)      --      (0.01)
 Net realized gain              (1.68)     (0.19)      --        --        --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                    (1.70)     (0.24)    (0.02)      --      (0.01)
--------------------------------------------------------------------------------
Net increase (decrease)          1.72       1.95      2.74     (0.64)     0.43
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                        $  16.20   $  14.48   $ 12.53   $  9.79   $ 10.43
--------------------------------------------------------------------------------
Total return (d)                27.05%     17.82%    28.38%    (6.15)%    4.33%
Ratio to average net assets
 of (e):
 Expenses, net of waivers
  and reimbursements             0.92%      0.91%     0.91%     0.91%     0.91%
 Expenses, before waivers
  and reimbursements             1.34%      1.43%     1.47%     1.55%     1.88%
 Net investment income, net
  of waivers and reimburse-
  ments                          0.30%      0.12%     0.46%     0.24%     0.14%
 Net investment loss, be-
  fore waivers and reim-
  bursements                    (0.12)%    (0.40)%   (0.10)%   (0.39)%   (0.83)%
Portfolio turnover rate        108.29%    116.78%    85.93%    74.28%    27.48%
Average commission rate per
 share                       $ 0.0681   $ 0.0730        NA        NA        NA
Net assets at end of year
 (in thousands)              $115,802   $106,250   $86,099   $57,801   $32,099
--------------------------------------------------------------------------------

                                  Class C                  Class D
                                                     ----------------
                                                                 ---------------
                               1997     1996 (b)    1997      1996     1995 (c)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $ 14.47   $ 13.46    $ 14.37   $ 12.48    $ 9.55
Income (loss) from invest-
 ment operations:
 Net investment income
  (loss)                         0.01     (0.01)      0.03     (0.03)     0.02
 Net realized and unrealized
  gain                           3.37      1.02       3.30      2.15      2.93
--------------------------------------------------------------------------------
Total income from investment
 operations                      3.38      1.01       3.33      2.12      2.95
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income          (0.01)      --       (0.01)    (0.04)    (0.02)
 Net realized gain              (1.68)      --       (1.68)    (0.19)      --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                    (1.69)      --       (1.69)    (0.23)    (0.02)
--------------------------------------------------------------------------------
Net increase                     1.69      1.01       1.64      1.89      2.93
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $ 16.16   $ 14.47    $ 16.01   $ 14.37    $12.48
--------------------------------------------------------------------------------
Total return (d)                26.75%     7.51%     26.52%    17.42%    30.97%
Ratio to average net assets
 of (e):
 Expenses, net of waivers
  and reimbursements             1.16%     1.15%      1.31%     1.30%     1.30%
 Expenses, before waivers
  and reimbursements             1.58%     1.67%      1.73%     1.82%     1.86%
 Net investment income
  (loss), net of waivers and
  reimbursements                 0.06%    (0.12)%    (0.09)%   (0.28)%   (0.11)%
 Net investment loss, before
  waivers and reimbursements    (0.36)%   (0.64)%    (0.51)%   (0.80)%   (0.67)%
Portfolio turnover rate        108.29%   116.78%    108.29%   116.78%    85.93%
Average commission rate per
 share                        $0.0681   $0.0730    $0.0681   $0.0730        NA
Net assets at end of year
 (in thousands)               $ 8,325   $ 6,993    $ 1,206   $   656    $  489
--------------------------------------------------------------------------------

(a) For the period July 1, 1993 (commencement of operations) through November 30, 1993.
(b) For the period June 14, 1996 (Class C units issue date) through November 30, 1996.
(c) For the period December 8, 1994 (Class D units issue date) through November 30, 1995.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Year Ended November 30,
INTERNATIONAL EQUITY INDEX

                                                          Class A
                                                          --------
                                                          1997 (a)
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $ 10.00
Income from investment operations:
 Net investment income                                       0.10
 Net realized and unrealized gain                            0.45
------------------------------------------------------------------
Total income from investment operations                      0.55
------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                                        --
 Net realized gain                                            --
------------------------------------------------------------------
Total distributions to unitholders                            --
------------------------------------------------------------------
Net increase                                                 0.55
------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $ 10.55
------------------------------------------------------------------
Total return(b)                                              5.45%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimbursements                 0.51%
 Expenses, before waivers and reimbursements                 1.08%
 Net investment income, net of waivers and reimbursements    1.75%
 Net investment income, before waivers and reimbursements    1.18%
Portfolio turnover rate                                      8.16%
Average commission rate per share                         $0.0207
Net assets at end of year (in thousands)                  $34,244
------------------------------------------------------------------

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
INTERNATIONAL GROWTH PORTFOLIO

                                                    Class A
                                      ----------------------------------------
                                        1997       1996      1995     1994 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $  10.63   $   9.88  $  10.21   $  10.00
Income (loss) from investment opera-
 tions:
 Net investment income                    0.11       0.10      0.12       0.05
 Net realized and unrealized gain
  (loss)                                  0.31       0.87     (0.36)      0.16
--------------------------------------------------------------------------------
Total income (loss) from investment
 operations                               0.42       0.97     (0.24)      0.21
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                   (0.08)     (0.22)    (0.05)        --
 Net realized gain                       (0.45)        --     (0.04)        --
--------------------------------------------------------------------------------
Total distributions to unitholders       (0.53)     (0.22)    (0.09)        --
--------------------------------------------------------------------------------
Net increase (decrease)                  (0.11)      0.75     (0.33)      0.21
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $  10.52   $  10.63  $   9.88   $  10.21
--------------------------------------------------------------------------------
Total return (c)                          4.21%      9.96%    (2.32)%     2.11%
Ratio to average net assets of (d):
 Expenses, net of waivers and reim-
  bursements                              1.06%      1.06%     1.06%      1.04%
 Expenses, before waivers and reim-
  bursements                              1.37%      1.43%     1.38%      1.47%
 Net investment income, net of waiv-
  ers and reimbursements                  0.97%      0.73%     1.22%      0.76%
 Net investment income, before waiv-
  ers and reimbursements                  0.66%      0.36%     0.90%      0.33%
Portfolio turnover rate                 154.62%    202.47%   215.31%     77.79%
Average commission rate per share     $ 0.0265   $ 0.0292        NA         NA
Net assets at end of year (in thou-
 sands)                               $106,774   $138,182  $148,704   $133,212
--------------------------------------------------------------------------------
                                                    Class D
                                      ----------------------------------------
                                        1997       1996      1995     1994 (b)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $  10.54   $   9.83  $  10.21   $  10.47
Income (loss) from investment opera-
 tions:
 Net investment income                    0.09       0.01      0.19         --
 Net realized and unrealized gain
  (loss)                                  0.29       0.92     (0.48)     (0.26)
--------------------------------------------------------------------------------
Total income (loss) from investment
 operations                               0.38       0.93     (0.29)     (0.26)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                   (0.08)     (0.22)    (0.05)        --
 Net realized gain                       (0.45)        --     (0.04)        --
--------------------------------------------------------------------------------
Total distributions to unitholders       (0.53)     (0.22)    (0.09)        --
--------------------------------------------------------------------------------
Net increase (decrease)                  (0.15)      0.71     (0.38)     (0.26)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $  10.39   $  10.54  $   9.83   $  10.21
--------------------------------------------------------------------------------
Total return (c)                          3.79%      9.59%    (2.78)%    (2.56)%
Ratio to average net assets of (d):
 Expenses, net of waivers and reim-
  bursements                              1.45%      1.45%     1.45%      1.35%
 Expenses, before waivers and reim-
  bursements                              1.76%      1.82%     1.77%      1.78%
 Net investment income, net of waiv-
  ers and reimbursements                  0.58%      0.44%     2.01%        --
 Net investment income (loss), be-
  fore waivers and reimbursements         0.27%      0.07%     1.69%     (0.43)%
Portfolio turnover rate                 154.62%    202.47%   215.31%     77.79%
Average commission rate per share     $ 0.0265   $ 0.0292        NA         NA
Net assets at end of year (in thou-
 sands)                               $    234   $     94  $     20         --
--------------------------------------------------------------------------------

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.
(b) For the period November 16, 1994 (Class D units issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
SMALL COMPANY INDEX PORTFOLIO

                                                 Class A
                                -----------------------------------------------
                                  1997      1996     1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                           $  13.97  $  12.98  $ 10.86  $  11.29   $ 10.00
Income (loss) from investment
 operations:
 Net investment income              0.15      0.19     0.16      0.14      0.11
 Net realized and unrealized
  gain (loss)                       2.69      1.75     2.67     (0.30)     1.29
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations                2.84      1.94     2.83     (0.16)     1.40
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income             (0.17)    (0.14)   (0.15)    (0.02)    (0.11)
 Net realized gain                 (1.59)    (0.81)   (0.56)    (0.25)       --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                       (1.76)    (0.95)   (0.71)    (0.27)    (0.11)
--------------------------------------------------------------------------------
Net increase (decrease)             1.08      0.99     2.12     (0.43)     1.29
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR    $  15.05  $  13.97  $ 12.98  $  10.86   $ 11.29
--------------------------------------------------------------------------------
Total return (c)                   23.06%    15.96%   27.76%    (1.54)%   14.09%
Ratio to average net assets of
 (d):
 Expenses, net of waivers and
  reimbursements                    0.32%     0.32%    0.32%     0.33%     0.31%
 Expenses, before waivers and
  reimbursements                    0.68%     0.79%    0.81%     0.86%     1.02%
 Net investment income, net of
  waivers and reimbursements        1.22%     1.36%    1.31%     1.27%     1.25%
 Net investment income, before
  waivers and reimbursements        0.86%     0.89%    0.82%     0.74%     0.54%
Portfolio turnover rate            42.66%    46.26%   38.46%    98.43%    26.31%
Average commission rate per
 share                          $ 0.0319  $ 0.0257       NA        NA        NA
Net assets at end of year (in
 thousands)                     $147,887  $112,856  $94,899  $ 77,120   $54,763
--------------------------------------------------------------------------------

                                                         Class D
                                                 -------------------------
                                                  1997     1996    1995 (b)
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $ 13.96  $ 12.95  $10.51
Income from investment operations:
 Net investment income                              0.17     0.13    0.18
 Net realized and unrealized gain                   2.62     1.83    2.96
---------------------------------------------------------------------------
Total income from investment operations             2.79     1.96    3.14
---------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                             (0.15)   (0.14)  (0.14)
 Net realized gain                                 (1.59)   (0.81)  (0.56)
---------------------------------------------------------------------------
Total distributions to unitholders                 (1.74)   (0.95)  (0.70)
---------------------------------------------------------------------------
Net increase                                        1.05     1.01    2.44
---------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $ 15.01  $ 13.96  $12.95
---------------------------------------------------------------------------
Total return (c)                                   22.68%   16.20%  31.62%
Ratio to average net assets of (d):
 Expenses, net of waivers and reimbursements        0.71%    0.71%   0.71%
 Expenses, before waivers and reimbursements        1.07%    1.18%   1.20%
 Net investment income, net of waivers and reim-
  bursements                                        0.76%    1.02%   0.90%
 Net investment income, before waivers and reim-
  bursements                                        0.40%    0.55%   0.41%
Portfolio turnover rate                            42.66%   46.26%  38.46%
Average commission rate per share                $0.0319  $0.0257      NA
Net assets at end of year (in thousands)         $   690  $   269  $   44
---------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period December 8, 1994 (Class D units issue date) through November 30, 1995.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 1997
1. ORGANIZATION
The Benchmark Funds (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes seventeen portfolios, each with its own investment objective. Each Portfolio, other than the International Bond Portfolio, is classified as a diversified investment company. The Northern Trust Company ("Northern") acts as the Trust's investment adviser, transfer agent, and custodian. Goldman, Sachs & Co. ("Goldman Sachs") acts as the Trust's administrator and distributor. Presented herein are the financial statements of the fixed income and equity portfolios (the "Portfolios").
 Each of the Portfolios may issue four separate classes: Class A, B, C and D. Each class is distinguished by the level of administrative support and transfer agent service provided. As of November 30, 1997, Class A, Class C and Class D units are outstanding for certain Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation
Investments held by a Portfolio are valued at the last quoted sale price on the exchange on which such securities are primarily traded, or if any securities are not traded on a valuation date, at the last quoted bid price. Securities which are traded in the over-the-counter markets are valued at the last quoted bid price. Exchange traded futures and options are valued at the settlement price as established by the exchange on which they are traded. Index futures are marked to market on a daily basis. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by Northern under the supervision of the Board of Trustees ("Board"). Short-term investments are valued at amortized cost which Northern has determined, pursuant to Board authorization, approximates market value.

(b) Investment Transactions and Investment Income
Investment transactions are recorded as of the trade date. Realized gains and losses on investment transactions are calculated on the identified-cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. The interest rates reflected in the Statements of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-date, or as soon as the information is available.

(c) Repurchase Agreements
During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern, as custodian for the Trust, at the Federal Reserve Bank of Chicago.

(d) Futures Contracts
Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Portfolios bear the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the portfolio and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts.
 At November 30, 1997, the Diversified Growth, Equity Index, Focused Growth and Small Company Index Portfolios had entered into long exchange traded futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions at November 30, 1997 was approximately $229,000, $1,433,000, $85,000, and $248,000 for the Diversified Growth, Equity
Index, Focused Growth and Small Company Index Portfolios, respectively.

(e) Options Contracts
Each Portfolio may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign

The Benchmark Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 1997
currencies, and U.S. and foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets. These transactions are for hedging (or cross-hedging) purposes or for the purposes of earning additional income.
 The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as Portfolio securities.
 The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
 In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. Transactions in written call options for the year ended November 30, 1997 for the Portfolios were as follows:

Premiums                                             Focused Growth
-------------------------------------------------------------------
                                                     (In thousands)
Options outstanding, at November 30, 1996                 $ --
Options written                                            111
Options terminated in closing purchase transactions        (26)
Options expired                                            (67)
Options exercised                                          (18)
-------------------------------------------------------------------
Options outstanding, at November 30, 1997                 $ --
-------------------------------------------------------------------

 The Portfolios did not write put options during the year ended November 30, 1997.

(f) Stripped Securities
Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only securities and the value of principal only stripped securities vary inversely with changes in interest rates.

(g) Forward Foreign Currency Exchange Contracts
Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. In addition, the International Bond and International Growth Portfolios may enter into foreign currency exchange contracts for speculative purposes. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses when the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
 The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
 At November 30, 1997, there were no outstanding forward foreign currency exchange contracts.

(h) Foreign Currency Translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.
 The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

(i) Federal Taxes
It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its unitholders. Therefore, no provision is made for federal taxes.
 At November 30, 1997, the Portfolios had approximately the following amounts of capital loss carryforwards for U.S. federal tax purposes:

-------------------------------------------------------------------------------


                                Amount     Year(s) of Expiration
----------------------------------------------------------------
                            (in thousands)
Intermediate Bond               $   21             2005
Short-Intermediate Bond             10             2005
U.S. Government Securities         130         2001 to 2003
U.S. Treasury Index              1,046         2002 to 2005
International Equity Index           4             2005
----------------------------------------------------------------

 These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

(j) Deferred Organization Costs
Organization related costs are being amortized on a straight-line basis over five years.

(k) Expenses
Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Certain expenses arising in connection with a class of units are allocated to that class of units. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

(l) Distributions
Dividends from net investment income are declared and paid as follows:

-------------------------------------
Bond                        Monthly
Intermediate Bond           Monthly
International Bond          Quarterly
Short-Intermediate Bond     Monthly
U.S. Government Securities  Monthly
U.S. Treasury Index         Monthly
Balanced                    Quarterly
Diversified Growth          Annually
Equity Index                Quarterly
Focused Growth              Annually
International Equity Index  Annually
International Growth        Annually
Small Company Index         Annually
-------------------------------------

 Each Portfolio's net realized capital gains are distributed at least annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with generally accepted accounting principles.
 Distributions of short-term and long-term capital gains were declared and paid December 22, 1997 to unitholders of record on December 19, 1997, as follows:

                            Short-Term Long-Term
                             Capital    Capital
                               Gain      Gain     Total
--------------------------------------------------------
Bond                         $    --    $0.1211  $0.1211
Intermediate Bond                 --         --       --
International Bond            0.0741     0.2214   0.2955
Short-Intermediate Bond       0.0270         --   0.0270
U.S. Government Securities        --         --       --
U.S. Treasury Index               --         --       --
Balanced                      0.1368     0.3764   0.5132
Diversified Growth            0.0441     1.8151   1.8592
Equity Index                  0.0387     1.3993   1.4380
Focused Growth                0.9226     1.9313   2.8539
International Equity Index        --         --       --
International Growth          0.5737         --   0.5737
Small Company Index           0.0924     0.7969   0.8893
--------------------------------------------------------

(m) Reclassifications
At November 30, 1997, certain Portfolios made reclassifications among their capital accounts to reflect the characterization of certain income and capital gains distributions for federal income tax purposes, as follows:

                            Undistributed  Undistributed
                            Net Investment  Net Capital
Amounts in Thousands            Income     Gains/(Losses)
---------------------------------------------------------
Bond                            $(660)         $660
International Bond               (208)          208
Short-Intermediate Bond          (614)          614
U.S. Government Securities        (60)           60
International Growth              (23)           23
International Equity Index          2            (2)
---------------------------------------------------------

 These reclassifications had no impact on the net asset value of the Portfolios and are designed to present those Portfolios' capital accounts on a tax basis.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS
The Trust has an investment advisory agreement with Northern whereby each Portfolio pays Northern a fee, computed daily and payable monthly, based on a specified percentage of its average daily net assets. For the current fiscal year, Northern voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the year ended November 30, 1997, are as follows:

The Benchmark Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 1997

                                              Net
                            Advisory Less:  Advisory
                              Fee    Waiver   Fee
----------------------------------------------------
Bond                           .60%   .35%    .25%
Intermediate Bond              .60    .35     .25
International Bond             .90    .20     .70
Short-Intermediate Bond        .60    .35     .25
U.S. Government Securities     .60    .35     .25
U.S. Treasury Index            .40    .25     .15
Balanced                       .80    .30     .50
Diversified Growth             .80    .25     .55
Equity Index                   .30    .20     .10
Focused Growth                1.10    .30     .80
International Equity Index     .50    .25     .25
International Growth          1.00    .20     .80
Small Company Index            .40    .20     .20
----------------------------------------------------

 As compensation for the services rendered as transfer agent, including the assumption by Northern of the expenses related thereto, Northern receives a fee, computed daily and payable monthly, at an annual rate of .01%, .05%, .10% and .15% of the average daily net asset value of the outstanding Class A, B, C and D units, respectively, for the Portfolios.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has an administration agreement (as amended May 1, 1997) with Goldman Sachs whereby each Portfolio pays the Administrator a fee, computed daily and payable monthly, at an annual rate of .10% of the Portfolio's average daily net assets, except the International Bond, International Equity Index and International Growth Portfolios which pay the Administrator a fee, computed daily and payable monthly, at an annual rate of .15% of their respective average daily net assets.
 In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the investment advisory fee and transfer agency fee payable to Northern pursuant to its agreements with the Trust, servicing fees, and extraordinary expenses (such as taxes, interest and indemnification expenses), exceeds on an annualized basis .10% of a Portfolio's average daily net assets (0.25% for International Growth Portfolio, International Bond Portfolio and International Equity Index Portfolio), Goldman Sachs will reimburse each Portfolio for the amount of the excess pursuant to the terms of the administration agreement.
 Prior to May 1, 1997 each Portfolio paid the Administrator a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio at the rates set forth below:

Average net assets                Rate
---------------------------------------
For the first $100,000,000        .250%
For the next $200,000,000         .150
For the next $450,000,000         .075
For net assets over $750,000,000  .050
---------------------------------------

 Prior to May 1, 1997, Goldman Sachs also voluntarily agreed to limit administration fees to .10% of average daily net assets for each Portfolio. In addition, Goldman Sachs agreed to waive a portion of its administrative fees should overall administration fees earned during the preceding year exceed certain specified levels. No waiver was required under this agreement during the year ended November 30, 1997. Furthermore, Goldman Sachs voluntarily agreed to reimburse each Portfolio for certain expenses in the event that such expenses, as defined, exceed on an annualized basis .10% of its average daily net assets for such fiscal year for the Bond, Short-Intermediate Bond, U.S. Government Securities, U.S. Treasury Index, Balanced, Diversified Growth, Equity Index, Focused Growth and Small Company Index Portfolios and .25% of the average daily net assets for such fiscal year for the International Bond, International Equity Index and International Growth Portfolios.
 The administration fees waived and expenses reimbursed during the year ended November 30, 1997 are shown on the accompanying Statements of Operations.
 Goldman Sachs receives no compensation under the distribution agreement.

5. UNITHOLDER SERVICING PLAN
The Trust has adopted a Unitholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain unitholder administrative support services for their customers or other investors who beneficially own Class B, C and D units. As compensation under the Unitholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to .10%, .15% and .25% of the average daily net asset value of the outstanding Class B, C and D units, respectively.

-------------------------------------------------------------------------------


6. INVESTMENT TRANSACTIONS
Investment transactions for the year ended November 30, 1997 (excluding short-term investments) were as follows:

                                                    Proceeds
                                                   from sales   Proceeds
                                                       and        from
                             Purchases             maturities  sales and
                              of U.S.   Purchases    of U.S.   maturities
                            Government   of other  Government   of other
                            Obligations securities Obligations securities
-------------------------------------------------------------------------
                                           (in thousands)
Bond                         $281,135    $171,611   $237,619    $75,350
Intermediate Bond              11,040       5,326      4,809        725
International Bond                 --       8,089         --     12,141
Short-Intermediate Bond        54,397      74,510     65,113     13,725
U.S. Government Securities     77,111          --    124,791         --
U.S. Treasury Index            28,902          --     21,070         --
Balanced                       18,477      11,557     18,201     14,525
Diversified Growth                 --      64,396         --     86,524
Equity Index                       --     166,567         --    153,926
Focused Growth                     --     123,991         --    140,804
International Equity Index         --      34,737         --      2,191
International Growth               --     180,012         --    212,909
Small Company Index                --      59,604         --     50,315
-------------------------------------------------------------------------

  As of November 30, 1997, the composition of unrealized appreciation (depreciation) of investment securities (including the effects of foreign currency translation) based on the aggregate cost of investments for federal income tax purposes were as follows:

                                                                     Cost for
                                                                     Federal
                                                           Net        Income
                                                      Appreciation     Tax
                            Appreciation Depreciation (Depreciation) Purposes
-----------------------------------------------------------------------------
                                             (in thousands)
Bond                          $15,391       $1,662       $13,729     $489,781
Intermediate Bond                  35           96           (61)      11,885
International Bond                990        1,209          (219)      25,752
Short-Intermediate Bond         2,134        2,077            57      206,201
U.S. Government Securities        376          114           262       49,532
U.S. Treasury Index               945           15           930       34,174
Balanced                       12,223          158        12,065       43,968
Diversified Growth             52,083        1,077        51,006      109,822
Equity Index                  327,384       14,006       313,378      644,235
Focused Growth                 25,541        1,524        24,017      101,699
International Equity Index      2,089        3,371        (1,282)      32,838
International Growth            8,543        4,975         3,568      103,928
Small Company Index            34,383        8,122        26,261      121,333
-----------------------------------------------------------------------------

7. BANK LOANS
The Trust maintains a $5,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the Fed Funds rate and are secured by pledged securities equal to or exceeding 120% of the outstanding balance.
 Interest expense for the year ended November 30, 1997 was approximately $1,000, $9,000, $90,000, $7,000, $2,000, and $10,000 for the International
Bond, Diversified Growth, Equity Index, Focused Growth, International Growth and Small Company Index Portfolios, respectively. These amounts are included in "Other Expenses" on the Statements of Operations.
 As of November 30, 1997, there were no outstanding borrowings.

8. UNIT TRANSACTIONS
Transactions in Class A units for the year ended November 30, 1997 were as follows:

                                                                Net
                                    Reinvested               increase
                            Sales  distributions Redemptions (decrease)
-----------------------------------------------------------------------
                                          (in thousands)
Bond                         7,554     1,111        4,475      4,190
Intermediate Bond              594         9           --        603
International Bond              56        74          363       (233)
Short-Intermediate Bond      5,953       572        4,056      2,469
U.S. Government Securities   3,473       227        6,148     (2,448)
U.S. Treasury Index          1,031        59          740        350
Balanced                       609       205          717         97
Diversified Growth             939     1,144        2,201       (118)
Equity Index                18,925     2,547       19,705      1,767
Focused Growth               1,481       905        2,575       (189)
International Equity Index   3,356        --          111      3,245
International Growth         1,116       606        4,566     (2,844)
Small Company Index          3,221     1,087        2,562      1,746
-----------------------------------------------------------------------

The Benchmark Funds
Fixed Income and Equity Portfolios
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 1997

 Transactions in Class A units for the year ended November 30, 1996 were as follows:

                                                                Net
                                    Reinvested                increase
                            Sales  distributions Redemptions (decrease)
-----------------------------------------------------------------------
                                          (in thousands)
Bond                         7,010       910        3,920       4,000
International Bond             272        81          313          40
Short-Intermediate Bond      3,372       424        4,028        (232)
U.S. Government Securities   5,223       211        3,637       1,797
U.S. Treasury Index            642        37          254         425
Balanced                       989        93          911         171
Diversified Growth           1,187       290        3,615      (2,138)
Equity Index                22,992     1,743       19,101       5,634
Focused Growth               2,500       117        2,151         466
International Growth         2,737       230        5,018      (2,051)
Small Company Index          2,188       516        1,933         771
-----------------------------------------------------------------------

 Transactions in Class C units for the year ended November 30, 1997 were as follows:

                                                               Net
                                   Reinvested                increase
                            Sales distributions Redemptions (decrease)
----------------------------------------------------------------------
                                          (in thousands)
Bond                        2,988      104         1,045      2,047
U.S. Government Securities     67       10            97        (20)
Balanced                       89       25           266       (152)
Equity Index                2,220      226         1,520        926
Focused Growth                 12       65            45         32
----------------------------------------------------------------------

 Transactions in Class C units for the year ended November 30, 1996 were as follows:

                                   Reinvested                 Net
                            Sales distributions Redemptions increase
--------------------------------------------------------------------
                                         (in thousands)
Bond                          214       13            51       176
U.S. Government Securities    234        8            66       176
Balanced                      548       11            69       490
Equity Index                3,499       70         1,685     1,884
Focused Growth                529       --            46       483
--------------------------------------------------------------------

 Transactions in Class D units for the year ended November 30, 1997 were as follows:

                                                            Net
                                Reinvested                increase
                         Sales distributions Redemptions (decrease)
-------------------------------------------------------------------
                                       (in thousands)
Bond                        32        1           15          18
International Bond           3       --           --           3
Short-Intermediate Bond     31        1            5          27
U.S. Government
 Securities                  6       --            1           5
U.S. Treasury Index         55        2           16          41
Balanced                    12        1            8           5
Diversified Growth          16        4            6          14
Equity Index             1,302       34          281       1,055
Focused Growth              32        6            9          29
International Growth        19       --            5          14
Small Company
 Index                      43        1           17          27
-------------------------------------------------------------------

 Transactions in Class D units for the year ended November 30, 1996 were as follows:

                                   Reinvested                 Net
                            Sales distributions Redemptions increase
--------------------------------------------------------------------
                                         (in thousands)
Bond                           6        --            1         5
International Bond             1        --           --         1
Short-Intermediate Bond       16        --           --        16
U.S. Government Securities    10         1            3         8
U.S. Treasury Index           29         1            3        27
Balanced                      20        --            1        19
Diversified Growth            17         1            6        12
Equity Index                 436         6           24       418
Focused Growth                13         1            7         7
International Growth           7        --           --         7
Small Company Index           17        --            1        16
--------------------------------------------------------------------

The Benchmark Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS


To the Unitholders and Trustees of
The Benchmark Funds
Fixed Income and Equity Portfolios

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Bond, Intermediate Bond, International Bond, Short-Intermediate Bond, U.S. Government Securities, U.S. Treasury Index, Balanced, Diversified Growth, Equity Index, Focused Growth, International Equity Index, International Growth and Small Company Index Portfolios, comprising the Fixed Income and Equity Portfolios of The Benchmark Funds, as of November 30, 1997, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of the investments owned at November 30, 1997 by physical examination of the securities held by the custodian and by correspondence with central depositories, unaffiliated subcustodian banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Intermediate Bond, International Bond, Short-Intermediate Bond, U.S. Government Securities, U.S. Treasury Index, Balanced, Diversified Growth, Equity Index, Focused Growth, International Equity Index, International Growth and Small Company Index Portfolios, comprising the Fixed Income and Equity Portfolios of The Benchmark Funds, at November 30, 1997, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.



/s/ Ernst & Young LLP

Chicago, Illinois
January 16, 1998

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and
Custodian

The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor

Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606

Trustees

William H. Springer, Chairman
Richard Gordon Cline
Edward J. Condon, Jr.
John W. English
Sandra Polk Guthman
Frederick T. Kelsey
Richard P. Strubel

Officers

Frank Polefrone, President
James Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Deborah Farrell, Assistant Secretary
Steven Hartstein, Assistant Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

Independent Auditors

Ernst & Young LLP
233 S. Wacker Dr.
Chicago, IL 60606

Legal Counsel

Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107




 This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Prospectus which contains facts concerning the objectives and policies, management expenses and other information.

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and Custodian:
The Northern Trust Company 50 S. LaSalle Street Chicago, IL 60675

Administrator and Distributor:
Goldman, Sachs & Co. 4900 Sears Tower Chicago, IL 60606
The
Benchmark
Funds

Money
Market
Portfolios

Service Shares

PROSPECTUS

APRIL 1, 1998

                              THE BENCHMARK FUNDS
                    (Advised by The Northern Trust Company)

THE NORTHERN TRUST COMPANY            INVESTMENT ADVISER, TRANSFER
50 S. LaSalle Street                  AGENT AND CUSTODIAN
Chicago, Illinois 60675
312-630-6000
                              --------------------

This Prospectus describes the Service Class of shares ("Service Shares" or "shares") of four short-term money market portfolios (the "Portfolios") offered by The Benchmark Funds (the "Trust") to institutional investors. Each Portfolio, other than the Tax-Exempt Portfolio, seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Tax-Exempt Portfolio seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular Federal income tax.

  The GOVERNMENT SELECT PORTFOLIO invests in selected short-term obligations of the U.S. Government, its agencies and instrumentalities the interest on which is generally exempt from state income taxation.

  The GOVERNMENT PORTFOLIO invests in short-term obligations of the U.S. Government, its agencies and instrumentalities and related repurchase agreements.

  The DIVERSIFIED ASSETS PORTFOLIO invests in money market instruments of both U.S. and foreign issuers, including certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements.

  The TAX-EXEMPT PORTFOLIO invests primarily in short-term municipal instruments the interest on which is exempt from regular Federal income tax.

Each Portfolio is advised by The Northern Trust Company ("Northern"). Shares are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern and other institutions may charge their customers for services provided in connection with their investments.

This Prospectus provides information about the Portfolios that you should know before investing. It should be read and retained for future reference. If you would like more detailed information, a Statement of Additional Information (the "Additional Statement") dated April 1, 1998 is available upon request without charge by writing to the Trust's distributor, Goldman, Sachs & Co. ("Goldman Sachs"), 4900 Sears Tower, Chicago, Illinois 60606 or by calling 1-800-621-2550.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The date of this Prospectus is April 1, 1998.

                                     INDEX

                                    PAGE
                                    ----
HIGHLIGHTS                            3
----------
 Description of Trust                 3
 Summary of Expenses                  3
INVESTMENT INFORMATION                6
----------------------
 Government Select Portfolio          6
 Government Portfolio                 7
 Diversified Assets Portfolio         7
 Tax-Exempt Portfolio                 7
 Description of Securities and Com-
  mon Investment Techniques           8
 Investment Restrictions             14
TRUST INFORMATION                    15
-----------------
 Board of Trustees                   15
 Investment Adviser, Transfer Agent
  and Custodian                      15

                                                         PAGE
                                                         ----
                          Year 2000                       15
                          Administrator and Distributor   16
                          Service Plan                    16
                          Expenses                        17
                         INVESTING                        18
                         ---------
                          Purchase of Service Shares      18
                          Redemption of Service Shares    20
                          Distributions                   23
                          Taxes                           23
                         NET ASSET VALUE                  25
                         ---------------
                         PERFORMANCE INFORMATION          25
                         -----------------------
                         ORGANIZATION                     26
                         ------------
                         MISCELLANEOUS                    27
                         -------------

                                   HIGHLIGHTS

DESCRIPTION OF TRUST

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Portfolio consists of a separate pool of assets with separate investment policies, as described below under "Investment Information." All of the Portfolios are classified as diversified companies. Northern serves as investment adviser, transfer agent and custodian. Goldman Sachs serves as distributor and administrator.

Shares of the Portfolios are offered exclusively to institutional investors. See "Investing--Purchase of Service Shares" and "Investing--Redemption of Service Shares" for information on how to place purchase and redemption orders.

Each Portfolio seeks to maintain a net asset value of $1.00 per share. The assets of each Portfolio will be invested in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the Securities and Exchange Commission (the "SEC"), and each Portfolio's dollar-weighted average portfolio maturity will not exceed 90 days. All securities acquired by the Portfolios will be determined by Northern, under guidelines established by the Trust's Board of Trustees, to present minimal credit risks, and will be "Eligible Securities" as defined by the SEC. There can be no assurance that the Portfolios will be able to achieve a stable net asset value on a continuous basis, or that they will achieve their investment objectives.

Investors should note that one or more of the Portfolios may purchase variable and floating rate instruments, enter into repurchase agreements, reverse repurchase agreements and securities loans, acquire U.S. dollar-denominated instruments of foreign issuers and make limited investments in illiquid securities and securities issued by other investment companies. These investment practices involve investment risks of varying degrees. None of the Portfolios will invest in instruments denominated in a foreign currency.

SUMMARY OF EXPENSES

The following table sets forth the estimated annualized operating expenses for Service Shares of the Portfolios for the current fiscal year. Hypothetical examples based on the table are also shown.

                                    GOVERNMENT            DIVERSIFIED   TAX-
                                      SELECT   GOVERNMENT   ASSETS     EXEMPT
                                    PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO
                                    ---------- ---------- ----------- ---------
Shareholder Transaction Expenses
  Maximum Sales Charge Imposed on
   Purchases.......................    None       None       None       None
  Sales Charge Imposed on Rein-
   vested Distributions............    None       None       None       None
  Deferred Sales Load Imposed on
   Redemptions.....................    None       None       None       None
  Redemption Fees..................    None       None       None       None
  Exchange Fees....................    None       None       None       None

                                   GOVERNMENT            DIVERSIFIED   TAX-
                                     SELECT   GOVERNMENT   ASSETS     EXEMPT
                                   PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO
                                   ---------- ---------- ----------- ---------
Annual Operating Expenses After
 Expense Reimbursements and Fee
 Reductions (as a percentage of
 average daily net assets)
  Management Fees (After Fee Re-
   ductions)......................    .10%       .25%       .25%       .25%
  12b-1 Fees......................    None       None       None       None
Other Operating Expenses
  Servicing Agent Fees............    .25%       .25%       .25%       .25%
  Transfer Agency Fees............    .01%       .01%       .01%       .01%
  Other Expenses (After Expense
   Reimbursements and Fee Reduc-
   tions)(1)......................    .18%       .18%       .18%       .18%
                                      ----       ----       ----       ----
Total Operating Expenses (After
 Expense Reimbursements and Fee
 Reductions)......................    .54%       .69%       .69%       .69%
                                      ====       ====       ====       ====

EXAMPLE OF EXPENSES. Based on the foregoing table, you would pay the following expenses on a hypothetical $1,000 investment in Service Shares assuming a 5% annual return and redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Government Select Portfolio.....................   $6     $17     $30     $68
Government Portfolio............................   $7     $22     $38     $86
Diversified Assets Portfolio....................   $7     $22     $38     $86
Tax-Exempt Portfolio............................   $7     $22     $38     $86

--------

(1) "Other Expenses" include the payment of a fee to Northern, Goldman Sachs or other institutions under the service plan equal to .08% of the average daily net asset value of the Service Shares. See "Trust Information-- Service Plan" for additional information.

The information with respect to Service Shares is estimated and reflects the expenses each Portfolio expects to incur with respect to such Shares during the current fiscal year. The expense information included in the table and the hypothetical example above relate only to Service Shares (the class offered by this Prospectus) and should not be considered as representative of past or future performance. During the Trust's last fiscal year, Northern voluntarily reduced its advisory fee for the Government Select Portfolio (payable at the annual rate of .25% of the Portfolio's average daily net assets) to .10% per annum. For the fiscal period December 1, 1996 through April 30, 1997, Goldman Sachs charged an administration fee with respect to each Portfolio during such period at the annual rate of .25% of the first $100 million, .15% of the next $200 million, .075% of the next $450 million and .05% of any excess over $750 million of the Portfolio's average daily net assets. For the period May 1, 1997 through November 30, 1997, Goldman Sachs was entitled to an administration fee equal to .10% of the average daily net assets of each Portfolio. In addition, during the fiscal year, Goldman Sachs reimbursed each Portfolio's expenses (including the fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and certain extraordinary expenses) which exceeded on an annualized basis .10% of the Portfolio's average daily net assets for such fiscal year. On April 1, 1998, upon the offering of the Portfolios' Service Shares and Premier Shares, Goldman Sachs will reimburse each Portfolio's expenses (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and transfer agent, payments under the service plan for the Portfolios' Premier Shares and Service Shares and certain extraordinary expenses) which exceed on an annualized basis .10% of the Portfolio's average daily net assets. Without the undertakings of Northern and Goldman Sachs, "Other Expenses" of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios would be .22%,
 .20%, .19% and .22%, respectively; and "Total Operating Expenses" of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios would be .73%, .71%, .70% and .73%, respectively. For a more complete description of the Portfolios' expenses, see "Trust Information" in this Prospectus.

                             ---------------------

THE PURPOSE OF THE FOREGOING TABLE IS TO ASSIST YOU IN UNDERSTANDING THE VARIOUS SHAREHOLDER TRANSACTION AND OPERATING EXPENSES OF EACH PORTFOLIO THAT SHAREHOLDERS BEAR DIRECTLY OR INDIRECTLY. IT DOES NOT, HOWEVER, REFLECT ANY CHARGES WHICH MAY BE IMPOSED BY NORTHERN, ITS AFFILIATES AND CORRESPONDENT BANKS AND OTHER INSTITUTIONS ON THEIR CUSTOMERS AS DESCRIBED UNDER "INVESTING-- PURCHASE OF SERVICE SHARES." THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                             INVESTMENT INFORMATION

The investment objective of each Portfolio, other than the Tax-Exempt Portfolio, is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments. The Tax-Exempt Portfolio seeks to provide its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from Federal income tax by investing primarily in municipal instruments. The investment objective of a Portfolio may not be changed without the vote of the majority of the outstanding shares of the particular Portfolio (as defined below under "Organization"). Except as expressly noted below, however, a Portfolio's investment policies may be changed without a vote of shareholders.

All securities acquired by the Portfolios will be determined by Northern, under guidelines established by the Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities include, generally, (i) securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (b) are issued or guaranteed by persons with such ratings, and (ii) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are determined to be of comparable quality. Securities that are in the highest short-term rating category as described above (and unrated securities determined to be of comparable quality) are designated "First Tier Securities." Under normal circumstances, the Government Select, Government and Diversified Assets Portfolios intend to limit purchases of securities to First Tier Securities. The Additional Statement includes a description of applicable NRSRO ratings.

Each Portfolio is managed so that the average maturity of all instruments in the Portfolio (on a dollar-weighted basis) will not exceed 90 days. In no event will the Portfolios purchase any securities which mature more than 13 months from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Portfolios invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

GOVERNMENT SELECT PORTFOLIO

The Government Select Portfolio seeks to achieve its investment objective by investing exclusively in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. In making investments, Northern will seek to acquire, under normal market conditions, only those U.S. Government securities the interest on which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain U.S. Government agencies and instrumentalities, including the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp. The Portfolio intends to limit investments to exempt U.S. Government securities. However, under extraordinary circumstances, such as when appropriate exempt securities are unavailable, the Portfolio may make investments in non-exempt U.S. Government securities and cash equivalents, and may hold uninvested cash. See "Investing--Taxes" below for certain tax considerations.

GOVERNMENT PORTFOLIO

The Government Portfolio seeks to achieve its investment objective by investing exclusively in:

  (A) Marketable securities issued or guaranteed as to principal and interest by the U.S. Government or by any of its agencies or instrumentalities and custodial receipts with respect thereto; and

  (B) Repurchase agreements relating to the above instruments.

DIVERSIFIED ASSETS PORTFOLIO

In pursuing its investment objective, the Diversified Assets Portfolio may invest in a broad range of government, bank and commercial obligations that are available in the money markets. In particular, the Portfolio may invest in:

  (A) U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

  (B) U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

  (C) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Rating Co. ("D&P"), F-2 or higher by Fitch IBCA, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW");

  (D) Rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Portfolio;

  (E) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

  (F) Securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and custodial receipts with respect thereto;

  (G) U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities thereof;

  (H) Repurchase agreements relating to the above instruments; and

  (I) Securities issued or guaranteed by state or local governmental bodies.

TAX-EXEMPT PORTFOLIO

The Tax-Exempt Portfolio invests primarily in high quality short-term instruments, the interest on which is, in the opinion of bond counsel for the issuers, exempt from regular Federal income tax ("Municipal Instruments"). Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern. In particular, the Portfolio may invest in:

  (A) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch;

  (B) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch;

  (C) Rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Portfolio; and

  (D) Municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Tax-Exempt Portfolio, at least 80% of the Portfolio's annual gross income will be derived from Municipal Instruments except under extraordinary circumstances, such as when Northern believes that market conditions indicate that the Portfolio should adopt a temporary defensive posture by holding uninvested cash or investing in taxable short-term securities ("Taxable Investments"). Taxable Investments will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio.

DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

BANK OBLIGATIONS. Domestic and foreign bank obligations in which the Diversified Assets Portfolio may invest include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. Such obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

FOREIGN OBLIGATIONS. In addition to the obligations of foreign commercial banks and foreign branches of U.S. banks, the Diversified Assets Portfolio may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Diversified Assets Portfolio may also invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase.

Obligations of foreign issuers acquired by the Diversified Assets Portfolio may involve risks that are different than those of obligations of domestic issuers. These risks include unfavorable political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and, generally, there may be less publicly available information regarding such issuers. The Trust could also encounter difficulties in obtaining or enforcing a judgment against a foreign issuer (including a foreign branch of a U.S. bank).

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments, which may have stated maturities in excess of the Portfolios' maturity limitations subject to applicable SEC regulations. In the case of the Diversified Assets Portfolio, such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by Northern to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolios. The absence of an active secondary market with respect to particular variable and floating rate instruments could, however, make it difficult for a Portfolio to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

UNITED STATES GOVERNMENT OBLIGATIONS. Each Portfolio may invest in a variety of U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. These obligations include "stripped" securities issued by the U.S. Treasury and recorded in the Federal Reserve book-entry record-keeping system. The Portfolios may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Portfolios (other than the Government Select Portfolio) may also purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. These participations are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Investments by the Government Portfolio in such custodial receipts will not exceed 35% of the value of that Portfolio's total assets.

REPURCHASE AGREEMENTS. Each Portfolio may, in accordance with its investment objective, policies and guidelines established by the Trust's Board of Trustees, agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding 13 months, settlement for the repurchase agreement will never be more than one year after a Portfolio's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS. The Government Select, Government and Diversified Assets Portfolios may enter into reverse repurchase agreements which involve the sale of money market securities held by a Portfolio, with an agreement to repurchase the securities at an agreed upon price (including interest) and date. A Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements, which may be viewed as borrowings (or leverage) by the Portfolio, when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. During the time a reverse repurchase agreement is outstanding, the Portfolio will segregate liquid assets having a value at least equal to the repurchase price. A Portfolio may enter into reverse repurchase agreements with banks, brokers and dealers, and has the authority to enter into reverse repurchase agreements in amounts not exceeding in the aggregate one-third of the Portfolio's total assets. See "Additional Investment Information--Investment Restrictions" in the Additional Statement.

SECURITIES LENDING. The Portfolios may seek additional income from time to time by lending their portfolio securities on a short-term basis to banks, brokers and dealers under agreements requiring that the loans be secured by collateral in the form of cash, cash equivalents or U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the securities loaned. A Portfolio may not make such loans in excess of 33 1/3% of the value of the Portfolio's total assets (including the loan collateral). Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned, or possibly loss of rights in the collateral should the borrower of the securities become insolvent.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. Conversely, securities sold on a delayed-delivery or forward commitment basis involve the risk that the value of the security to be sold may increase prior to the settlement date. A Portfolio is required to segregate liquid assets until three days prior to the settlement date, having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments, or to otherwise cover its position. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if Northern deems it appropriate to do so.

INVESTMENT COMPANIES. In connection with the management of their daily cash positions, the Portfolios may invest in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation ("money market funds"), and may invest in securities issued by other types of investment companies consistent with their investment objectives and policies. Investments by a Portfolio in other money market funds and investment companies will be subject to the limitations of the 1940 Act as described in more detail in the Additional Statement. Although the Portfolios do not expect to do so in the forseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations. The Trust has been advised by its counsel that exempt-interest dividends received by the Tax-Exempt Portfolio as a shareholder of a regulated investment company paying such dividends will receive the same Federal tax treatment as interest received by the Portfolio on Municipal Instruments held by it.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal Instruments in which the Tax-Exempt Portfolio may invest include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal Instruments may be issued to obtain funds for various public purposes, including capital improvements, the refunding of outstanding obligations, general operating expenses, and lending to other public agencies. Among other instruments, the Portfolio may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Municipal Instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source such as lease payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

The Tax-Exempt Portfolio may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal bonds with a series of maturity dates are called Serial Bonds. The Portfolio may purchase Serial Bonds and other long-term securities provided that they have a remaining maturity meeting the Tax-Exempt Portfolio's maturity requirements. The Portfolio may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other Municipal Instruments because of the possibility that the Portfolio might hold a long-term Put Bond on which a default occurs following its acquisition by the Portfolio.

The Tax-Exempt Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolio may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.

The Tax-Exempt Portfolio may acquire "standby commitments" with respect to the Municipal Instruments it holds. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option specified Municipal Instruments at a specified price. The acquisition of a standby commitment may increase the cost, and thereby reduce the yield, of the Municipal Instruments to which the commitment relates. The Portfolio will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Municipal Instruments purchased by the Tax-Exempt Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in Municipal Instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations. (See "Foreign Obligations" above.)

As stated, the Tax-Exempt Portfolio expects to invest primarily in Municipal Instruments. However, the Portfolio may from time to time hold uninvested cash or invest a portion of its assets in Taxable Investments. The Portfolio does not intend to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry. The Portfolio may, however, invest 25% or more of its total assets in (a) Municipal Instruments the interest upon which is paid solely from revenues of similar projects, and (b) industrial development obligations. In addition, although the Tax-Exempt Portfolio does not expect to do so during normal market conditions, it may invest more than 25% of the value of its total assets in Municipal Instruments whose issuers are in the same state. When a substantial percentage of the Portfolio's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one such instrument would likewise affect the other related instruments.

So long as other suitable Municipal Instruments are available for investment, the Tax-Exempt Portfolio does not intend to invest in "private activity bonds" the interest from which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax.

The Diversified Assets Portfolio may also invest up to 5% of its net assets from time to time in municipal instruments or other securities issued by state and local governmental bodies when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid on such investments will be taxable to shareholders.

ISSUER DIVERSIFICATION. In accordance with current SEC regulations, each Portfolio intends to limit investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities or securities of other investment companies) to not more than 5% of the value of its total assets at the time of purchase, except that (a) 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days; and (b) securities subject to certain unconditional guarantees are subject to different diversification requirements as described in the Additional Statement. In addition, the Portfolios will limit their investments in securities that are not First Tier Securities as prescribed by SEC regulations.

DERIVATIVE INSTRUMENTS. Each Portfolio may also purchase certain "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of underlying assets, interest rates or indices, and include (but are not limited to) various structured debt obligations (including certain variable and floating rate instruments). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility risk that, if interest rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Portfolio will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, information is lacking regarding their actual performance over complete market cycles. Northern will evaluate the risks presented by the derivative instruments purchased by the Portfolios, and will determine, in connection with its day-to-day management of the Portfolios, how they will be used in furtherance of the Portfolios' investment objectives. It is possible, however, that Northern's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Portfolios will, because of the risks discussed above, incur loss as a result of their investments in derivative instruments.

ILLIQUID OR RESTRICTED SECURITIES. A Portfolio will not invest more than 10% of its net assets in securities which are illiquid, including repurchase agreements and time deposits that do not provide for payment to the Trust within seven days after notice and certificates of participation for which there is no readily available secondary market and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").

If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as Northern determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

MISCELLANEOUS. Although the Portfolios will generally not seek profits through short-term trading, each Portfolio may dispose of any portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, Northern believes such disposition is advisable. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not necessarily require the disposition of the security, if the continued holding of the security is determined to be in the best interest of the Portfolio and its shareholders.

In determining the creditworthiness of the issuers of portfolio securities that may be purchased and held by the Portfolios, Northern gathers and reviews historical financial data and, through the use of a proprietary software computer program, analyzes and attempts to assess the fundamental strengths and weaknesses of individual issuers, industries and market sectors. Exposure limits are established by Northern for each security in conformance with the objectives and policies stated in this Prospectus, and are thereafter adjusted periodically in response to changes in relevant credit factors.

Pursuant to an SEC order, each Portfolio may engage in principal transactions effected in the ordinary course of business with Goldman Sachs.

INVESTMENT RESTRICTIONS

The Portfolios are subject to certain investment restrictions which, as described in more detail in the Additional Statement, are fundamental policies that cannot be changed without the approval of a majority of the outstanding shares of a Portfolio. Each Portfolio will limit its investments so that less than 25% of the Portfolio's total assets will be invested in the securities of issuers in any one industry (with certain limited exceptions). Each Portfolio may borrow money from banks for temporary or emergency purposes or to meet redemption requests, provided that the Portfolio maintains asset coverage of at least 300% for all such borrowings.

                               TRUST INFORMATION

BOARD OF TRUSTEES

The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. The Additional Statement contains the name of each Trustee and background information regarding the Trustees.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

Northern, which has offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as investment adviser, transfer agent and custodian for each Portfolio. As transfer agent, Northern performs various shareholder servicing functions, and any shareholder inquiries should be directed to it.

Northern, a member of the Federal Reserve System, is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern was formed in 1889 with capitalization of $1 million. As of December 31, 1997, Northern Trust Corporation and its subsidiaries had approximately $25.3 billion in assets, $16.4 billion in deposits and employed over 7,553 persons.

Northern and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) approximately $1 trillion of assets as of December 31, 1997, including approximately $196.5 billion of assets for which Northern and its affiliates had investment management responsibility.

Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and placing purchase and sale orders for portfolio securities. Northern is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). As compensation for its advisory services and its assumption of related expenses, Northern is entitled to a fee, computed daily and payable monthly, at an annual rate of .25% of the average daily net assets of each Portfolio.

For serving as investment adviser during the fiscal year ended November 30, 1997, Northern earned fees paid by the Government Portfolio, the Diversified Assets Portfolio and the Tax-Exempt Portfolio at the rate of .25% (per annum) of each Portfolio's average daily net assets. For serving as investment adviser during the fiscal year ended November 30, 1997, Northern earned fees (after waivers) paid by the Government Select Portfolio at the rate of .10% (per annum) of its average daily net assets.

Northern also receives compensation as the Trust's custodian and transfer agent under separate agreements. The fees payable by the Portfolios for these services are described in this Prospectus under "Summary of Expenses" and in the Additional Statement. Different transfer agency fees are payable with respect to the Portfolios' different share classes.

YEAR 2000

Like every other business dependent upon computerized information processing, Northern Trust Corporation ("Northern Trust") must deal with "Year 2000" issues, which stem from using two digits to reflect the year in computer programs and data. Computer programmers and other designers of equipment that use microprocessors have long abbreviated dates by eliminating the first two digits of the year under the assumption that those two digits will always be 19. As the Year 2000 approaches, many systems may be unable to accurately process certain date-based information, which could cause a variety of operational problems for businesses.

Northern Trust's data processing software and hardware provide essential support to virtually all of its business units, including the units that provide services to the Trust, so successfully addressing Year 2000 issues is of the highest importance. Failure to complete renovation of the critical systems used by Northern on a timely basis could have a materially adverse effect on its ability to provide such services--as could Year 2000 problems experienced by others. Although the nature of the problem is such that there can be no complete assurance it will be successfully resolved, Northern Trust has indicated that a renovation and risk mitigation program is well under way and that it has a dedicated Year 2000 Project Team whose members have significant systems development and maintenance experience. Northern Trust's Year 2000 project includes a comprehensive testing plan. Northern Trust has advised the Trust that it expects to complete work on its critical systems by December 31, 1998, so that testing with outside parties may be conducted during 1999.

Northern Trust is also will have a program to monitor and assess the efforts of other parties. However, it cannot control the success of those efforts. Contingency plans are being established where appropriate to provide Northern Trust with alternatives in case these entities experience significant Year 2000 difficulties which impact Northern Trust.

ADMINISTRATOR AND DISTRIBUTOR

Goldman Sachs, 85 Broad Street, New York, New York 10004, acts as administrator and distributor for the Portfolios. Subject to the limitations described below, as compensation for its administrative services (which include supervision with respect to the Trust's non-investment advisory operations) and the assumption of related expenses, Goldman Sachs is entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of each Portfolio. No compensation is payable by the Trust to Goldman Sachs for its distribution services.

In addition, Goldman Sachs has agreed that it will reimburse each Portfolio's expenses (including the fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser and transfer agent, payments under the service plan for the Portfolios' Service and Premier Share classes and extraordinary expenses such as interest, taxes and indemnification expenses) which exceed on an annualized basis .10% of such Portfolio's average daily net assets for any fiscal year. In addition, as of the date of this Prospectus, Northern will continue to reduce its advisory fee for the Government Select Portfolio. The result of these reimbursements and fee reductions will be to increase the yields of the Portfolios during the periods for which the reimbursements and reductions are made.

SERVICE PLAN

Pursuant to a Service Plan ("Service Plan") adopted by the Board of Trustees of the Trust with respect to the Service Shares, banks, trust companies and other institutions and organizations including Northern and its affiliates ("Servicing Agents") may enter into agreements ("Servicing Agreements") under which they will render (or arrange for the rendering of) administrative support services for Service Share investors for the fees described below ("Service Fees").

Administrative support services to be provided by Servicing Agents, which are described more fully in the Additional Statement, may include establishing and maintaining individual accounts and records with respect to Service Shares owned by their Customers (as defined below), processing purchase, redemption and exchange orders for their Customers, placing net purchase and redemption orders with Northern acting as the Trust's transfer agent and providing cash management or sweep accounts and similar programs and services for their Customers. For these administrative support services, the Service Plan provides for the payment of fees to Servicing Agents at an annual rate of up to .25% of the average daily net asset value of the Service Shares beneficially owned by their Customers. In addition, the Service Plan provides for the payment of fees to Northern, Goldman Sachs or other institutions at an annual rate of up to
 .08% of the average daily net asset value of Service Shares serviced by such institutions for ongoing consulting services, technology and systems support services relating to cash management or sweep account services. All fees payable under the Service Plan are borne solely by Service Shares and not by the Portfolios' other share classes.

Conflict of interest restrictions may apply to the receipt of compensation by the Trust to a Servicing Agent in connection with the investment of fiduciary funds in Service Shares. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into Servicing Agreements.

EXPENSES

Except as set forth above and in the Additional Statement under "Additional Trust Information," each Portfolio is responsible for the payment of its expenses. Such expenses include without limitation, the fees and expenses payable to Northern and Goldman Sachs, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, Service Fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses of industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

                                   INVESTING

PURCHASE OF SERVICE SHARES

Service Shares are offered to Northern, its affiliates and other institutions and organizations, including certain defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million (the "Institutions"), acting on behalf of their customers, clients, employees, participants and others (the "Customers"). Service Shares of the Portfolios are sold on a continuous basis by the Trust's distributor, Goldman Sachs, to Institutions that have agreed to render (or arrange for the rendering of) administrative support services to Customers pursuant to a Servicing Agreement and either maintain certain institutional accounts with Northern or its affiliates or invest an aggregate of at least $5 million in one or more Portfolios of the Trust. See "Trust Information--Servicing Plan" above. The Trust has established procedures for purchasing Service Shares in order to accommodate different types of Institutions.

PURCHASE OF SERVICE SHARES THROUGH INSTITUTIONAL ACCOUNTS. Any Institution maintaining an institutional account at Northern or an affiliate may make purchases through such institutional account either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. The nature of an Institution's relationship with Northern or an affiliate will determine whether the Institution maintains an institutional account as well as the procedures available for purchases. Institutions should contact Northern or an affiliate for further information in this regard. There is no minimum initial investment for Institutions that maintain institutional accounts with Northern or its affiliates.

PURCHASE OF SERVICE SHARES DIRECTLY FROM THE TRUST. An Institution that purchases Service Shares directly may do so by means of one of the following procedures, provided it makes an aggregate minimum initial investment of $5 million in one or more Portfolios of the Trust:

  PURCHASE BY MAIL. An Institution desiring to purchase Service Shares of a Portfolio by mail should mail a check or Federal Reserve draft payable to the specific Portfolio together with a completed and signed new account application to The Benchmark Funds, c/o The Northern Trust Company,
  P.O. Box 75943, Chicago, Illinois 60675-5943. An application will be incomplete if it does not include a corporate resolution with the corporate seal and secretary's certification or other acceptable evidence of authority. If an Institution desires to purchase the Service Shares of more than one Portfolio, the Institution should send a separate check for each Portfolio. All checks must be payable in U.S. dollars and drawn on a bank located in the United States. A $20 charge will be imposed if a check does not clear. The proceeds of redemptions of shares purchased by check may be delayed up to 15 days to allow the Trust to determine that the check has cleared and been paid. Cash and third party checks are not acceptable for the purchase of Service Shares.

  PURCHASE BY TELEPHONE. An Institution desiring to purchase Service Shares of a Portfolio by telephone should call Northern acting as the Trust's transfer agent ("Transfer Agent") at 1-800-637-1380. Please be prepared to identify the name of the Portfolio with respect to which Service Shares are to be purchased and the manner of payment. Please indicate whether a new account is being established or an additional payment is being made to an existing account. If an additional payment is being made to an existing account, please provide the Institution's name and Portfolio Account Number. Purchase orders are effected upon receipt by the Transfer Agent of Federal funds or other immediately available funds in accordance with the terms set forth below.

  PURCHASE BY WIRE OR ACH TRANSFER. An Institution desiring to purchase Service Shares of a Portfolio by wire or ACH Transfer should call the Transfer Agent at 1-800-637-1380 for instructions if it is not making an additional payment to an existing account. An Institution that wishes to add to an existing account should wire Federal funds or effect an ACH Transfer to:

                      The Northern Trust Company
                      Chicago, Illinois
                      ABA Routing No. 0710-00152
                      (Reference 10 Digit Portfolio Account Number)

                      (Reference Shareholder's Name)

  For other information concerning requirements for the purchase of Service Shares, call the Transfer Agent at 1-800-637-1380.

EFFECTIVE TIME OF PURCHASES. Except as provided below under "Miscellaneous," a purchase order for Service Shares placed with the Transfer Agent by 1:00 p.m., Chicago time, on a Business Day (as defined under "Miscellaneous") will be effected on that Business Day at the net asset value next determined on that day with respect to a Portfolio, provided that the Transfer Agent receives the purchase price in Federal funds or other immediately available funds prior to 1:00 p.m., Chicago time, on the same Business Day such order is received. Orders received after 1:00 p.m. on a Business Day will be effected at the net asset value next determined on the following Business Day, provided that payment is received as provided herein. Purchase orders received on a non-Business Day will not be executed until the following Business Day in accordance with the foregoing procedures. An order generated pursuant to an automatic investment direction of an Institution that has an institutional account with Northern or its affiliates will normally be placed either on the Business Day that funds are available in such account or on the first Business Day thereafter, depending upon the terms of the Institution's automatic investment arrangements. Shares of a Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed.

MISCELLANEOUS PURCHASE INFORMATION. Shares are purchased without a sales charge imposed by the Trust. The minimum initial investment is $5 million for Institutions that invest directly in one or more investment portfolios of the Trust. The Trust reserves the right to waive this minimum and to determine the manner in which the minimum investment is satisfied. There is no minimum for subsequent investments.

Institutions intending to place a purchase order of $5 million or more directly with the Trust through the Transfer Agent are requested to give advance notice to the Transfer Agent no later than 11:00 a.m. Chicago Time on a Business Day in order to assist in the processing of the order.

See "Miscellaneous" below for information on when the Trust may advance the time by which purchase requests must be received.

Institutions may impose minimum investment and other requirements on Customers purchasing shares through them. Depending on the terms governing the particular account, Institutions may impose account charges such as asset allocation fees, account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income, which will have the effect of reducing the net return on an investment in a Portfolio. In addition, Institutions will enter into Servicing Agreements with the Trust whereby they will perform (or manage to have performed) various administrative support services for Customers who are the beneficial owners of Service Shares. These services may include providing sweep accounts or similar programs to their Customers. See "Trust Information--Service Plan." The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read this Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

Institutions that purchase shares on behalf of Customers are responsible for transmitting purchase orders to the Transfer Agent and delivering required Federal funds on a timely basis. An Institution will be responsible for all losses and expenses of a Portfolio as a result of a check that does not clear, an ACH transfer that is rejected, or any other failure to make payment in the time and manner described above, and Northern may redeem shares from an account it maintains to protect the Portfolio and Northern against loss. The Trust reserves the right to reject any purchase order. In those cases in which an Institution pays for shares by check, Federal funds will generally become available two Business Days after a purchase order is received. Federal regulations require that the Transfer Agent be furnished with a taxpayer identification number upon opening or reopening an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within sixty days of the date of the order.

Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio. For further information about the terms of such purchases, see the Additional Statement.

In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

Institutions investing in the Portfolios on behalf of their Customers should note that state securities laws regarding the registration of dealers may differ from the interpretations of Federal law and such institutions may be required to register as dealers pursuant to state law.

Northern may, at its own expense, provide compensation to certain dealers and other financial intermediaries who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of shares of a Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees that are earned by Northern as investment adviser to such Portfolio (after adjustments) and are attributable to shares held by such Customers. Such compensation will not represent an additional expense to the Trust or its shareholders, since it will be paid from assets of Northern or its affiliates.

REDEMPTION OF SERVICE SHARES

Institutions may redeem shares of a Portfolio through procedures established by Northern and its affiliates in connection with the requirements of their institutional accounts or through procedures set forth herein with respect to Institutions that invest directly.

REDEMPTION OF SHARES THROUGH INSTITUTIONAL ACCOUNTS. Institutions may redeem shares in their institutional accounts at Northern or its affiliates. For Institutions that participate in an automatic investment service described above under "Purchase of Service Shares," Northern or its affiliates will calculate on each Business Day the number of shares that need to be redeemed in order to bring the Institution's account up to any agreed upon minimum amount. Redemption requests on behalf of an Institution will normally be placed either on the Business Day the redemption amount is calculated or on the first Business Day thereafter, depending upon the terms of the Institution's automatic investment arrangements. In the latter case, however, Northern or its affiliates normally will provide funds by provisionally crediting the institutional account of the Institution on the Business Day on which the calculation is made. The nature of an Institution's relationship with Northern or an affiliate will determine whether the Institution maintains an "institutional account" as well as the procedures available for redemptions. Institutions should contact Northern or an affiliate for further information in this regard.

REDEMPTION OF SHARES DIRECTLY. Institutions that purchase shares directly from the Trust through the Transfer Agent may redeem all or part of their Portfolio shares in accordance with the procedures set forth below.

  REDEMPTION BY MAIL. An Institution may redeem shares by sending a written request to The Benchmark Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. Redemption requests must be signed by a duly authorized person, and must state the number of shares or the dollar amount to be redeemed and identify the Portfolio Account Number. See "Other Requirements."

  REDEMPTION BY TELEPHONE. An Institution may redeem shares by placing a redemption order by telephone by calling the Transfer Agent at 1-800-637-1380. During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should follow procedures outlined above under "Redemption by Mail."

  REDEMPTION BY WIRE. If an Institution has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by Federal wire transfer to a single previously designated bank account. The minimum amount which may be redeemed by this method is $10,000. The Trust reserves the right to change or waive this minimum or to terminate the wire redemption privilege. See "Other Requirements."

  TELEPHONE PRIVILEGE. An Institution that has notified the Transfer Agent in writing of the Institution's election to redeem or exchange shares by placing an order by telephone may do so by calling the Transfer Agent at 1-800-637-1380. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for such instructions that prove to be fraudulent or unauthorized. In all other cases, the shareholder will bear the risk of loss for fraudulent telephone transactions. However, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. The proceeds of redemption orders received by telephone will be sent by check, by wire or by transfer pursuant to proper instruments. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record. See "Other Requirements." Additionally, the Transfer Agent utilizes recorded lines for telephone transactions and retains such tape recordings for six months, and will request a form of identification if such identification has been furnished to the Transfer Agent or the Trust.

  OTHER REQUIREMENTS. A change of wiring instructions and a change of the address of record may be effected only by a written request to the Transfer Agent accompanied by (i) a corporate resolution which evidences authority to sign on behalf of the Institution (including the corporate seal and secretary's certification), (ii) a signature guarantee by a financial institution that is a participant in the Stock Transfer Agency Medallion Program ("STAMP") in accordance with rules promulgated by the SEC (a signature notarized by a notary public is not acceptable) or (iii) such other means or evidence of authority as may be acceptable to the Transfer Agent. A redemption request by mail will not be effective unless signed by a person authorized by the corporate resolution or other acceptable evidence of authority on file with the Transfer Agent.

EXCHANGE PRIVILEGE. Institutions and, to the extent permitted by their account agreements, Customers, may, after appropriate prior authorization, exchange Service Shares of a Portfolio having a value of at least $1,000 for Service Shares of other Portfolios as to which the Institution or Customer maintains an existing account with an identical title.

Exchanges will be effected by a redemption of shares of the Portfolio held and the purchase of shares of the portfolio acquired. Customers of Institutions should contact their Institutions for further information regarding the Trust's exchange privilege and Institutions should contact the Transfer Agent as appropriate. Customers and Institutions exercising the exchange privilege should read the relevant prospectus prior to making an exchange. The Trust reserves the right to modify or terminate the exchange privilege at any time upon 60 days' written notice to shareholders of record and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made.

EFFECTIVE TIME OF REDEMPTIONS AND EXCHANGES. Redemption orders of Portfolio shares are effected at the net asset value per share next determined after receipt in good order by the Transfer Agent. Good order means that the request includes the following: the account number and Portfolio name; the amount of the transaction (as specified in dollars or shares); and the signature of a duly authorized person (except for telephone and wire redemptions). See "Investing--Redemption of Service Shares--Other Requirements." Exchange orders are effected at the net asset value per share next determined after receipt in good order by the Transfer Agent. Payment for redeemed shares for which a redemption order is received by Northern with respect to an institutional account it maintains or the Transfer Agent as of 1:00 p.m., Chicago time, on a Business Day normally will be made in Federal funds or other immediately available funds wired or sent by check to the redeeming shareholder or, if selected, the shareholder's institutional account with Northern on that Business Day. Redemption orders received after 1:00 p.m. will be effected the next Business Day. Proceeds for redemption orders received on a non-Business Day will normally be sent on the next Business Day after receipt in good order.

MISCELLANEOUS REDEMPTION AND EXCHANGE INFORMATION. All redemption proceeds will be sent by check unless Northern or the Transfer Agent is directed otherwise. The ACH system may be utilized for payment of redemption proceeds. Redemption of shares may not be effected if a shareholder has failed to submit a completed and properly executed (with corporate resolution or other acceptable evidence of authority) new account application. Institutions intending to place exchange and redemption orders for same day proceeds of $5 million or more directly with the Trust through the Transfer Agent are requested to give advance notice to the Transfer Agent no later than 11:00 a.m. Chicago Time on a Business Day. The proceeds of redemptions of shares purchased by check may be delayed up to 15 days to allow the Trust to determine that the check has cleared and been paid. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving a redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

See "Miscellaneous" below for information on when the Trust may advance the time by which redemption and exchange requests must be received.

The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized. Dividends on shares are earned through and including the day prior to the day on which they are redeemed.

It is the responsibility of Institutions acting on behalf of Customers to transmit redemption orders to the Transfer Agent and to credit Customers' accounts with the redemption proceeds on a timely basis. If a Customer has agreed with a particular Institution to maintain a minimum balance in his account at such Institution and the balance in such account falls below that minimum, such Customer may be obliged to redeem all or part of his shares to the extent necessary to maintain the required minimum balance.

DISTRIBUTIONS

Shareholders of each Portfolio are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the particular Portfolio. Dividends from each Portfolio's net income are declared daily as a dividend to shareholders of record at the close of business on the days the dividends are declared (or 3:00 p.m., Chicago time, on non-Business Days).

Net income of the Service Shares of each Portfolio includes interest accrued on the assets of such Portfolio and allocated to its Service Shares less the estimated expenses charged to the Service Shares of such Portfolio. Net realized short-term capital gains of each Portfolio will be distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends declared during a calendar month will be paid as soon as practicable following the end of the month, except that such dividends will be paid promptly upon a total redemption of shares in any account not subject to a standing order for the purchase of shares. All distributions are paid by each Portfolio in cash or are automatically reinvested (without any sales charge) in additional Service Shares of the same Portfolio. Arrangements may be made for the crediting of such distributions to a shareholder's account with Northern, its affiliates or its correspondent banks.

TAXES

Management of the Trust intends that each Portfolio will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") as long as such qualification is in the best interest of the Portfolio's shareholders. Such qualification generally relieves each Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code, but shareholders, unless otherwise exempt, will pay income taxes on amounts so distributed (except distributions that constitute "exempt-interest dividends" or that are treated as a return of capital). Dividends paid from net short-term capital gains are treated as ordinary income dividends. None of the Portfolios' distributions will be eligible for the corporate dividends received deduction.

The Tax-Exempt Portfolio intends to pay substantially all of its dividends as "exempt-interest dividends." Investors in the Portfolio should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their Federal income tax returns and that in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that tax-exempt interest and "exempt-interest dividends" will be taken into account in determining the taxability of their benefit payments. To the extent, if any, that dividends paid by the Tax-Exempt Portfolio to its shareholders are derived from taxable interest or from capital gains, such dividends will be subject to Federal income tax, whether received in cash or reinvested in additional shares.

The Tax-Exempt Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

The Trust will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed for Federal tax purposes to have been paid by a Portfolio and to have been received by the shareholders on December 31 of that year, if the dividends are actually paid during the following January.

The foregoing discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors should consult their tax advisers with specific reference to their own Federal, state and local tax situation. In particular, although the Government Select Portfolio intends to invest primarily in U.S. Government securities the interest on which is generally exempt from state income taxation, an investor should consult his or her own tax adviser to determine whether distributions from the Portfolio are exempt from state income taxation in the investor's own situation. Similarly, dividends paid by the Portfolios may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more of the Portfolios.

                                NET ASSET VALUE

The net asset value per share of each Portfolio for purposes of purchases and redemptions is calculated by Northern as of 3:00 p.m., Chicago time, immediately after the declaration of net income earned by shareholders of record, on each Business Day (as defined below under "Miscellaneous"), except for days during which no shares are tendered to the Portfolio for redemption and no orders to purchase or sell shares are received by the Portfolio and except for days on which there is an insufficient degree of trading in the Portfolio's securities for changes in the value of such securities to materially affect the net asset value per share. The time at which the net asset value per share of a Portfolio is calculated may be advanced on days on which Northern or the securities markets close early. See "Miscellaneous" below. Net asset value per Service Share of each Portfolio is calculated by adding the value of all securities and other assets belonging to the Portfolio that are allocated to the Service Shares, subtracting the liabilities charged to the Service Shares and dividing by the number of Service Shares of the Portfolio outstanding.

In seeking to maintain a net asset value of $1.00 per share with respect to each Portfolio for purposes of purchases and redemptions, the Trust values the portfolio securities held by a Portfolio pursuant to the amortized cost method. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period of maturity. See "Amortized Cost Valuation" in the Additional Statement. There can be no assurance that a Portfolio will be able at all times to maintain a net asset value per share of $1.00.

                            PERFORMANCE INFORMATION

From time to time the Portfolios may advertise the "yields" and "effective yields", and the Government Select Portfolio and Tax-Exempt Portfolio may advertise the "tax-equivalent yields", of Service Shares. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent yield" will always be higher than the Portfolio's yield.

The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Yield will be affected by portfolio quality, composition, maturity, market conditions and the level of the Portfolio's operating expenses.

Each Portfolio may also quote from time to time the total return on its Service Shares in accordance with SEC regulations.

                                  ORGANIZATION

Each Portfolio is a series of The Benchmark Funds, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust. The Portfolios were formerly series of The Benchmark Funds, a Massachusetts business trust, and were reorganized into the Trust on March 31, 1998. As of the date of this Prospectus, the Trust has created eighteen separate series of shares of beneficial interest representing interests in eighteen investment portfolios, four of which are described in this Prospectus; the other series of shares are described in a separate prospectus. The business and affairs of the Trust are managed by or under the direction of its Board of Trustees. The Declaration of Trust of the Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into additional series or classes within a series. Pursuant to such authority, the Board of Trustees has classified three classes of shares in each Portfolio: the Shares, Service Shares and Premier Shares. This Prospectus relates only to Service Shares of the Portfolios described herein.

Each share of a Portfolio is without par value, represents an equal proportionate interest in that Portfolio with each other share of its class in that Portfolio and is entitled to such dividends and distributions earned on such Portfolio's assets as are declared in the discretion of the Board of Trustees. Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Service Plan relating to Service Shares and Premier Shares. Because of these class-specific expenses, the performance of a Portfolio's Service Shares is expected to be higher than the performance of the Portfolio's Premier Shares but lower than that of the Portfolio's other class of shares. Any person entitled to receive compensation for selling or servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio. For further information regarding the Trust's other share classes, contact Goldman Sachs at 1-800-621-2550.

The Trust's shareholders are entitled at the discretion of the Board of Trustees to vote either on the basis of the number of shares held or the aggregate net asset value represented by such shares. Each series entitled to vote on a matter will vote thereon in the aggregate and not by series, except as otherwise required by law or when the matter to be voted on affects only the interests of shareholders of a particular series. The Additional Statement gives examples of situations in which the law requires voting by series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees irrespective of the vote of the other shareholders. In addition, holders of all shares (regardless of class) representing interests in the same Portfolio have equal voting rights except that only shares of a particular class within the Portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to class-specific expenses that are payable by that class of shares.

As of February 28, 1998, Northern possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding shares of the Trust.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

                                 MISCELLANEOUS

The address of the Trust is 4900 Sears Tower, Chicago, Illinois 60606 and the telephone number is 1-800-621-2550.

When a shareholder moves, the shareholder is responsible for sending written notice to the Trust of any new mailing address. The Trust and its transfer agent may charge a shareholder their reasonable costs in locating a shareholder's current address in accordance with SEC regulations.

As used in this Prospectus, the term "Business Day" refers to each day when Northern and the New York Stock Exchange are open, which is Monday through Friday, except for holidays observed by Northern and/or the Exchange other than Good Friday. For 1998, the holidays of Northern and/or the Exchange are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas Day. On those days when Northern or the Exchange closes early as a result of unusual weather or other circumstances, the Portfolios reserve the right to advance the time on that day by which purchase, redemption and exchange requests must be received. In addition, on any Business Day when The Bond Market Association recommends that the securities markets close or close early, the Portfolios reserve the right to cease or to advance the deadline for accepting purchase, redemption and exchange orders for same Business Day credit. Purchase, redemption and exchange requests received after the advanced closing time will be effected on the next Business Day. Each Portfolio reserves, however, the right to reject any purchase order and also to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving a redemption order if, in its judgment, an earlier payment would adversely affect such Portfolio. See "Investing--Purchase of Service Shares" and "Investing--Redemption of Service Shares" above for more information.

                             ---------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and Custodian:
The Northern Trust Company 50 S. LaSalle Street Chicago, IL 60675

Administrator and Distributor:
Goldman, Sachs & Co. 4900 Sears Tower Chicago, IL 60606
The
Benchmark
Funds

Money
Market
Portfolios

Premier Shares

PROSPECTUS

APRIL 1, 1998

                              THE BENCHMARK FUNDS
                    (Advised by The Northern Trust Company)

THE NORTHERN TRUST COMPANY            INVESTMENT ADVISER, TRANSFER
50 S. LaSalle Street                  AGENT AND CUSTODIAN
Chicago, Illinois 60675
312-630-6000
                              --------------------
This Prospectus describes the Premier Class of shares ("Premier Shares" or "shares") of four short-term money market portfolios (the "Portfolios") offered by The Benchmark Funds (the "Trust") to institutional investors. Each Portfolio, other than the Tax-Exempt Portfolio, seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Tax-Exempt Portfolio seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular Federal income tax.

  The GOVERNMENT SELECT PORTFOLIO invests in selected short-term obligations of the U.S. Government, its agencies and instrumentalities the interest on which is generally exempt from state income taxation.

  The GOVERNMENT PORTFOLIO invests in short-term obligations of the U.S. Government, its agencies and instrumentalities and related repurchase agreements.

  The DIVERSIFIED ASSETS PORTFOLIO invests in money market instruments of both U.S. and foreign issuers, including certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements.

  The TAX-EXEMPT PORTFOLIO invests primarily in short-term municipal instruments the interest on which is exempt from regular Federal income tax.

Each Portfolio is advised by The Northern Trust Company ("Northern"). Shares are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern and other institutions may charge their customers for services provided in connection with their investments.

This Prospectus provides information about the Portfolios that you should know before investing. It should be read and retained for future reference. If you would like more detailed information, a Statement of Additional Information (the "Additional Statement") dated April 1, 1998 is available upon request without charge by writing to the Trust's distributor, Goldman, Sachs & Co. ("Goldman Sachs"), 4900 Sears Tower, Chicago, Illinois 60606 or by calling 1-800-621-2550.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The date of this Prospectus is April 1, 1998.

                                     INDEX

                                    PAGE
                                    ----
HIGHLIGHTS                            3
----------
 Description of Trust                 3
 Summary of Expenses                  3
INVESTMENT INFORMATION                6
----------------------
 Government Select Portfolio          6
 Government Portfolio                 7
 Diversified Assets Portfolio         7
 Tax-Exempt Portfolio                 7
 Description of Securities and Com-
  mon Investment Techniques           8
 Investment Restrictions             14
TRUST INFORMATION                    15
-----------------
 Board of Trustees                   15
 Investment Adviser, Transfer Agent
  and Custodian                      15

                                                         PAGE
                                                         ----
                          Year 2000                       15
                          Administrator and Distributor   16
                          Service Plan                    16
                          Expenses                        17
                         INVESTING                        18
                         ---------
                          Purchase of Premier Shares      18
                          Redemption of Premier Shares    20
                          Distributions                   23
                          Taxes                           23
                         NET ASSET VALUE                  25
                         ---------------
                         PERFORMANCE INFORMATION          25
                         -----------------------
                         ORGANIZATION                     26
                         ------------
                         MISCELLANEOUS                    27
                         -------------

                                   HIGHLIGHTS

DESCRIPTION OF TRUST

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Portfolio consists of a separate pool of assets with separate investment policies, as described below under "Investment Information." All of the Portfolios are classified as diversified companies. Northern serves as investment adviser, transfer agent and custodian. Goldman Sachs serves as distributor and administrator.

Shares of the Portfolios are offered exclusively to institutional investors. See "Investing--Purchase of Premier Shares" and "Investing--Redemption of Premier Shares" for information on how to place purchase and redemption orders.

Each Portfolio seeks to maintain a net asset value of $1.00 per share. The assets of each Portfolio will be invested in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the Securities and Exchange Commission (the "SEC"), and each Portfolio's dollar-weighted average portfolio maturity will not exceed 90 days. All securities acquired by the Portfolios will be determined by Northern, under guidelines established by the Trust's Board of Trustees, to present minimal credit risks, and will be "Eligible Securities" as defined by the SEC. There can be no assurance that the Portfolios will be able to achieve a stable net asset value on a continuous basis, or that they will achieve their investment objectives.

Investors should note that one or more of the Portfolios may purchase variable and floating rate instruments, enter into repurchase agreements, reverse repurchase agreements and securities loans, acquire U.S. dollar-denominated instruments of foreign issuers and make limited investments in illiquid securities and securities issued by other investment companies. These investment practices involve investment risks of varying degrees. None of the Portfolios will invest in instruments denominated in a foreign currency.

SUMMARY OF EXPENSES

The following table sets forth the estimated annualized operating expenses for Premier Shares of the Portfolios for the current fiscal year. Hypothetical examples based on the table are also shown.

                                    GOVERNMENT            DIVERSIFIED   TAX-
                                      SELECT   GOVERNMENT   ASSETS     EXEMPT
                                    PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO
                                    ---------- ---------- ----------- ---------
Shareholder Transaction Expenses
  Maximum Sales Charge Imposed on
   Purchases.......................    None       None       None       None
  Sales Charge Imposed on Rein-
   vested Distributions............    None       None       None       None
  Deferred Sales Load Imposed on
   Redemptions.....................    None       None       None       None
  Redemption Fees..................    None       None       None       None
  Exchange Fees....................    None       None       None       None

                                   GOVERNMENT            DIVERSIFIED   TAX-
                                     SELECT   GOVERNMENT   ASSETS     EXEMPT
                                   PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO
                                   ---------- ---------- ----------- ---------
Annual Operating Expenses After
 Expense Reimbursements and Fee
 Reductions (as a percentage of
 average daily net assets)
  Management Fees (After Fee Re-
   ductions)......................    .10%       .25%       .25%       .25%
  12b-1 Fees......................    None       None       None       None
Other Operating Expenses:
  Servicing Agent Fees............    .50%       .50%       .50%       .50%
  Transfer Agency Fees............    .02%       .02%       .02%       .02%
  Other Expenses (After Expense
   Reimbursements and Fee Reduc-
   tions)(1)......................    .18%       .18%       .18%       .18%
                                      ----       ----       ----       ----
Total Operating Expenses (After
 Expense Reimbursements and Fee
 Reductions)......................    .80%       .95%       .95%       .95%
                                      ====       ====       ====       ====

EXAMPLE OF EXPENSES. Based on the foregoing table, you would pay the following expenses on a hypothetical $1,000 investment in Premier Shares, assuming a 5% annual return and redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Government Select Portfolio.....................  $ 8     $26     $44     $ 99
Government Portfolio............................  $10     $30     $53     $117
Diversified Assets Portfolio....................  $10     $30     $53     $117
Tax-Exempt Portfolio............................  $10     $30     $53     $117

--------

(1) "Other Expenses" include the payment of a fee to Northern, Goldman Sachs or other institutions under the service plan equal to .08% of the average daily net asset value of the Premier Shares. See "Trust Information-- Service Plan" for additional information.

The information with respect to Premier Shares is estimated and reflects the expenses each Portfolio expects to incur with respect to such Shares during the current fiscal year. The expense information included in the table and the hypothetical example above relate only to Premier Shares (the class offered by this Prospectus) and should not be considered as representative of past or future performance. During the Trust's last fiscal year, Northern voluntarily reduced its advisory fee for the Government Select Portfolio (payable at the annual rate of .25% of the Portfolio's average daily net assets) to .10% per annum. For the fiscal period December 1, 1996 through April 30, 1997, Goldman Sachs charged an administration fee with respect to each Portfolio during such period at the annual rate of .25% of the first $100 million, .15% of the next $200 million, .075% of the next $450 million and .05% of any excess over $750 million of the Portfolio's average daily net assets. For the period May 1, 1997 through November 30, 1997, Goldman Sachs was entitled to an administration fee equal to .10% of the average daily net assets of each Portfolio. In addition, during the fiscal year, Goldman Sachs reimbursed each Portfolio's expenses (including the fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and certain extraordinary expenses) which exceeded on an annualized basis .10% of the Portfolio's average daily net assets for such fiscal year. On April 1, 1998, upon the offering of the Portfolios' Premier Shares and Service Shares, Goldman Sachs will reimburse each Portfolio's expenses (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and transfer agent, payments under the service plan for the Portfolios' Premier Shares and Service Shares and certain extraordinary expenses) which exceed on an annualized basis .10% of the Portfolio's average daily net assets. Without the undertakings of Northern and Goldman Sachs, "Other Expenses" of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios would be .22%, .20%, .19% and .22%, respectively; and "Total Operating Expenses" of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios would be .99%, .97%, .96% and .99%, respectively. For a more complete description of the Portfolios' expenses, see "Trust Information" in this Prospectus.

                             ---------------------

THE PURPOSE OF THE FOREGOING TABLE IS TO ASSIST YOU IN UNDERSTANDING THE VARIOUS SHAREHOLDER TRANSACTION AND OPERATING EXPENSES OF EACH PORTFOLIO THAT SHAREHOLDERS BEAR DIRECTLY OR INDIRECTLY. IT DOES NOT, HOWEVER, REFLECT ANY CHARGES WHICH MAY BE IMPOSED BY NORTHERN, ITS AFFILIATES AND CORRESPONDENT BANKS AND OTHER INSTITUTIONS ON THEIR CUSTOMERS AS DESCRIBED UNDER "INVESTING-- PURCHASE OF PREMIER SHARES." THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                             INVESTMENT INFORMATION

The investment objective of each Portfolio, other than the Tax-Exempt Portfolio, is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments. The Tax-Exempt Portfolio seeks to provide its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from Federal income tax by investing primarily in municipal instruments. The investment objective of a Portfolio may not be changed without the vote of the majority of the outstanding shares of the particular Portfolio (as defined below under "Organization"). Except as expressly noted below, however, a Portfolio's investment policies may be changed without a vote of shareholders.

All securities acquired by the Portfolios will be determined by Northern, under guidelines established by the Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities include, generally, (i) securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (b) are issued or guaranteed by a person with such ratings, and (ii) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are determined to be of comparable quality. Securities that are in the highest short-term rating category as described above (and unrated securities determined to be of comparable quality) are designated "First Tier Securities." Under normal circumstances, the Government Select, Government and Diversified Assets Portfolios intend to limit purchases of securities to First Tier Securities. The Additional Statement includes a description of applicable NRSRO ratings.

Each Portfolio is managed so that the average maturity of all instruments in the Portfolio (on a dollar-weighted basis) will not exceed 90 days. In no event will the Portfolios purchase any securities which mature more than 13 months from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Portfolios invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

GOVERNMENT SELECT PORTFOLIO

The Government Select Portfolio seeks to achieve its investment objective by investing exclusively in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. In making investments, Northern will seek to acquire, under normal market conditions, only those U.S. Government securities the interest on which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain U.S. Government agencies and instrumentalities, including the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp. The Portfolio intends to limit investments to exempt U.S. Government securities. However, under extraordinary circumstances, such as when appropriate exempt securities are unavailable, the Portfolio may make investments in non-exempt U.S. Government securities and cash equivalents, and may hold uninvested cash. See "Investing--Taxes" below for certain tax considerations.

GOVERNMENT PORTFOLIO

The Government Portfolio seeks to achieve its investment objective by investing exclusively in:

  (A) Marketable securities issued or guaranteed as to principal and interest by the U.S. Government or by any of its agencies or instrumentalities and custodial receipts with respect thereto; and

  (B) Repurchase agreements relating to the above instruments.

DIVERSIFIED ASSETS PORTFOLIO

In pursuing its investment objective, the Diversified Assets Portfolio may invest in a broad range of government, bank and commercial obligations that are available in the money markets. In particular, the Portfolio may invest in:

  (A) U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

  (B) U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

  (C) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Rating Co. ("D&P"), F-2 or higher by Fitch IBCA, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW");

  (D) Rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Portfolio;

  (E) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

  (F) Securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and custodial receipts with respect thereto;

  (G) U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities thereof;

  (H) Repurchase agreements relating to the above instruments; and

  (I) Securities issued or guaranteed by state or local governmental bodies.

TAX-EXEMPT PORTFOLIO

The Tax-Exempt Portfolio invests primarily in high quality short-term instruments, the interest on which is, in the opinion of bond counsel for the issuers, exempt from regular Federal income tax ("Municipal Instruments"). Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern. In particular, the Portfolio may invest in:

  (A) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch;

  (B) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch;

  (C) Rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Portfolio; and

  (D) Municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Tax-Exempt Portfolio, at least 80% of the Portfolio's annual gross income will be derived from Municipal Instruments except under extraordinary circumstances, such as when Northern believes that market conditions indicate that the Portfolio should adopt a temporary defensive posture by holding uninvested cash or investing in taxable short-term securities ("Taxable Investments"). Taxable Investments will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio.

DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

BANK OBLIGATIONS. Domestic and foreign bank obligations in which the Diversified Assets Portfolio may invest include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. Such obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

FOREIGN OBLIGATIONS. In addition to the obligations of foreign commercial banks and foreign branches of U.S. banks, the Diversified Assets Portfolio may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Diversified Assets Portfolio may also invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase.

Obligations of foreign issuers acquired by the Diversified Assets Portfolio may involve risks that are different than those of obligations of domestic issuers. These risks include unfavorable political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and, generally, there may be less publicly available information regarding such issuers. The Trust could also encounter difficulties in obtaining or enforcing a judgment against a foreign issuer (including a foreign branch of a U.S. bank).

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments, which may have stated maturities in excess of the Portfolios' maturity limitations subject to applicable SEC regulations. In the case of the Diversified Assets Portfolio, such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by Northern to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolios. The absence of an active secondary market with respect to particular variable and floating rate instruments could, however, make it difficult for a Portfolio to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

UNITED STATES GOVERNMENT OBLIGATIONS. Each Portfolio may invest in a variety of U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. These obligations include "stripped" securities issued by the U.S. Treasury and recorded in the Federal Reserve book-entry record-keeping system. The Portfolios may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Portfolios (other than the Government Select Portfolio) may also purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. These participations are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Investments by the Government Portfolio in such custodial receipts will not exceed 35% of the value of that Portfolio's total assets.

REPURCHASE AGREEMENTS. Each Portfolio may, in accordance with its investment objective, policies and guidelines established by the Trust's Board of Trustees, agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding 13 months, settlement for the repurchase agreement will never be more than one year after a Portfolio's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS. The Government Select, Government and Diversified Assets Portfolios may enter into reverse repurchase agreements which involve the sale of money market securities held by a Portfolio, with an agreement to repurchase the securities at an agreed upon price (including interest) and date. A Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements, which may be viewed as borrowings (or leverage) by the Portfolio, when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. During the time a reverse repurchase agreement is outstanding, the Portfolio will segregate liquid assets having a value at least equal to the repurchase price. A Portfolio may enter into reverse repurchase agreements with banks, brokers and dealers, and has the authority to enter into reverse repurchase agreements in amounts not exceeding in the aggregate one-third of the Portfolio's total assets. See "Additional Investment Information--Investment Restrictions" in the Additional Statement.

SECURITIES LENDING. The Portfolios may seek additional income from time to time by lending their portfolio securities on a short-term basis to banks, brokers and dealers under agreements requiring that the loans be secured by collateral in the form of cash, cash equivalents or U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the securities loaned. A Portfolio may not make such loans in excess of 33 1/3% of the value of the Portfolio's total assets (including the loan collateral). Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned, or possibly loss of rights in the collateral should the borrower of the securities become insolvent.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. Conversely, securities sold on a delayed-delivery or forward commitment basis involve the risk that the value of the security to be sold may increase prior to the settlement date. A Portfolio is required to segregate liquid assets until three days prior to the settlement date, having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments, or to otherwise cover its position. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if Northern deems it appropriate to do so.

INVESTMENT COMPANIES. In connection with the management of their daily cash positions, the Portfolios may invest in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation ("money market funds"), and may invest in securities issued by other types of investment companies consistent with their investment objectives and policies. Investments by a Portfolio in other money market funds and investment companies will be subject to the limitations of the 1940 Act as described in more detail in the Additional Statement. Although the Portfolios do not expect to do so in the forseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations. The Trust has been advised by its counsel that exempt-interest dividends received by the Tax-Exempt Portfolio as a shareholder of a regulated investment company paying such dividends will receive the same Federal tax treatment as interest received by the Portfolio on Municipal Instruments held by it.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal Instruments in which the Tax-Exempt Portfolio may invest include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal Instruments may be issued to obtain funds for various public purposes, including capital improvements, the refunding of outstanding obligations, general operating expenses, and lending to other public agencies. Among other instruments, the Portfolio may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Municipal Instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source such as lease payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

The Tax-Exempt Portfolio may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal bonds with a series of maturity dates are called Serial Bonds. The Portfolio may purchase Serial Bonds and other long-term securities provided that they have a remaining maturity meeting the Tax-Exempt Portfolio's maturity requirements. The Portfolio may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other Municipal Instruments because of the possibility that the Portfolio might hold a long-term Put Bond on which a default occurs following its acquisition by the Portfolio.

The Tax-Exempt Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolio may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.

The Tax-Exempt Portfolio may acquire "standby commitments" with respect to the Municipal Instruments it holds. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option specified Municipal Instruments at a specified price. The acquisition of a standby commitment may increase the cost, and thereby reduce the yield, of the Municipal Instruments to which the commitment relates. The Portfolio will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Municipal Instruments purchased by the Tax-Exempt Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in Municipal Instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations. (See "Foreign Obligations" above.)

As stated, the Tax-Exempt Portfolio expects to invest primarily in Municipal Instruments. However, the Portfolio may from time to time hold uninvested cash or invest a portion of its assets in Taxable Investments. The Portfolio does not intend to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry. The Portfolio may, however, invest 25% or more of its total assets in (a) Municipal Instruments the interest upon which is paid solely from revenues of similar projects, and (b) industrial development obligations. In addition, although the Tax-Exempt Portfolio does not expect to do so during normal market conditions, it may invest more than 25% of the value of its total assets in Municipal Instruments whose issuers are in the same state. When a substantial percentage of the Portfolio's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one such instrument would likewise affect the other related instruments.

So long as other suitable Municipal Instruments are available for investment, the Tax-Exempt Portfolio does not intend to invest in "private activity bonds" the interest from which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax.

The Diversified Assets Portfolio may also invest up to 5% of its net assets from time to time in municipal instruments or other securities issued by state and local governmental bodies when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid on such investments will be taxable to shareholders.

ISSUER DIVERSIFICATION. In accordance with current SEC regulations, each Portfolio intends to limit investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities or securities of other investment companies) to not more than 5% of the value of its total assets at the time of purchase, except that (a) 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days; and (b) securities subject to certain unconditional guarantees are subject to different diversification requirements as described in the Additional Statement. In addition, the Portfolios will limit their investments in securities that are not First Tier Securities as prescribed by SEC regulations.

DERIVATIVE INSTRUMENTS. Each Portfolio may also purchase certain "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of underlying assets, interest rates or indices, and include (but are not limited to) various structured debt obligations (including certain variable and floating rate instruments). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility risk that, if interest rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Portfolio will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, information is lacking regarding their actual performance over complete market cycles. Northern will evaluate the risks presented by the derivative instruments purchased by the Portfolios, and will determine, in connection with its day-to-day management of the Portfolios, how they will be used in furtherance of the Portfolios' investment objectives. It is possible, however, that Northern's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Portfolios will, because of the risks discussed above, incur loss as a result of their investments in derivative instruments.

ILLIQUID OR RESTRICTED SECURITIES. A Portfolio will not invest more than 10% of its net assets in securities which are illiquid, including repurchase agreements and time deposits that do not provide for payment to the Trust within seven days after notice and certificates of participation for which there is no readily available secondary market and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").

If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as Northern determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

MISCELLANEOUS. Although the Portfolios will generally not seek profits through short-term trading, each Portfolio may dispose of any portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, Northern believes such disposition is advisable. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not necessarily require the disposition of the security, if the continued holding of the security is determined to be in the best interest of the Portfolio and its shareholders.

In determining the creditworthiness of the issuers of portfolio securities that may be purchased and held by the Portfolios, Northern gathers and reviews historical financial data and, through the use of a proprietary software computer program, analyzes and attempts to assess the fundamental strengths and weaknesses of individual issuers, industries and market sectors. Exposure limits are established by Northern for each security in conformance with the objectives and policies stated in this Prospectus, and are thereafter adjusted periodically in response to changes in relevant credit factors.

Pursuant to an SEC order, each Portfolio may engage in principal transactions effected in the ordinary course of business with Goldman Sachs.

INVESTMENT RESTRICTIONS

The Portfolios are subject to certain investment restrictions which, as described in more detail in the Additional Statement, are fundamental policies that cannot be changed without the approval of a majority of the outstanding shares of a Portfolio. Each Portfolio will limit its investments so that less than 25% of the Portfolio's total assets will be invested in the securities of issuers in any one industry (with certain limited exceptions). Each Portfolio may borrow money from banks for temporary or emergency purposes or to meet redemption requests, provided that the Portfolio maintains asset coverage of at least 300% for all such borrowings.

                               TRUST INFORMATION

BOARD OF TRUSTEES

The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. The Additional Statement contains the name of each Trustee and background information regarding the Trustees.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

Northern, which has offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as investment adviser, transfer agent and custodian for each Portfolio. As transfer agent, Northern performs various shareholder servicing functions, and any shareholder inquiries should be directed to it.

Northern, a member of the Federal Reserve System, is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern was formed in 1889 with capitalization of $1 million. As of December 31, 1997, Northern Trust Corporation and its subsidiaries had approximately $25.3 billion in assets, $16.4 billion in deposits and employed over 7,553 persons.

Northern and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) approximately $1 trillion of assets as of December 31, 1997, including approximately $196.5 billion of assets for which Northern and its affiliates had investment management responsibility.

Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and placing purchase and sale orders for portfolio securities. Northern is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). As compensation for its advisory services and its assumption of related expenses, Northern is entitled to a fee, computed daily and payable monthly, at an annual rate of .25% of the average daily net assets of each Portfolio.

For serving as investment adviser during the fiscal year ended November 30, 1997, Northern earned fees paid by the Government Portfolio, the Diversified Assets Portfolio and the Tax-Exempt Portfolio at the rate of .25% (per annum) of each Portfolio's average daily net assets. For serving as investment adviser during the fiscal year ended November 30, 1997, Northern earned fees (after waivers) paid by the Government Select Portfolio at the rate of .10% (per annum) of its average daily net assets.

Northern also receives compensation as the Trust's custodian and transfer agent under separate agreements. The fees payable by the Portfolios for these services are described in this Prospectus under "Summary of Expenses" and in the Additional Statement. Different transfer agency fees are payable with respect to a Portfolios' different share classes.

YEAR 2000

Like every other business dependent upon computerized information processing, Northern Trust Corporation ("Northern Trust") must deal with "Year 2000" issues, which stem from using two digits to reflect the year in computer programs and data. Computer programmers and other designers of equipment that use microprocessors have long abbreviated dates by eliminating the first two digits of the year under the assumption that those two digits will always be 19. As the Year 2000 approaches, many systems may be unable to accurately process certain date-based information, which could cause a variety of operational problems for businesses.

Northern Trust's data processing software and hardware provide essential support to virtually all of its businesses, including the units that provide services to the Trust, so successfully addressing Year 2000 issues is of the highest importance. Failure to complete renovation of the critical systems used by Northern on a timely basis could have a materially adverse effect on its ability to provide such services -- as could Year 2000 problems experienced by others. Although the nature of the problem is such that there can be no complete assurance it will be successfully resolved, Northern Trust has indicated that a renovation and risk mitigation program is well under way and that it has a dedicated Year 2000 Project Team whose members have significant systems development and maintenance experience. Northern Trust's Year 2000 project includes a comprehensive testing plan. Northern Trust has advised the Trust that it expects to complete work on its critical systems by December 31, 1998, so that testing with outside parties may be conducted during 1999.

Northern Trust also will have a program to monitor and assess the efforts of other parties. However, it cannot control the success of those efforts. Contingency plans are being established where appropriate to provide Northern Trust with alternatives in case these entities experience significant Year 2000 difficulties which impact Northern Trust.

ADMINISTRATOR AND DISTRIBUTOR

Goldman Sachs, 85 Broad Street, New York, New York 10004, acts as administrator and distributor for the Portfolios. Subject to the limitations described below, as compensation for its administrative services (which include supervision with respect to the Trust's non-investment advisory operations) and the assumption of related expenses, Goldman Sachs is entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of each Portfolio. No compensation is payable by the Trust to Goldman Sachs for its distribution services.

In addition, Goldman Sachs has agreed that it will reimburse each Portfolio's expenses (including the fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser and transfer agent, payments under the service plan for the Portfolios' Premier and Service Share classes and extraordinary expenses such as interest, taxes and indemnification expenses) which exceed on an annualized basis .10% of such Portfolio's average daily net assets for any fiscal year. In addition, as of the date of this Prospectus, Northern will continue to reduce its advisory fee for the Government Select Portfolio. The result of these reimbursements and fee reductions will be to increase the yields of the Portfolios during the periods for which the reimbursements and reductions are made.

SERVICE PLAN

Pursuant to a Service Plan ("Service Plan") adopted by the Board of Trustees of the Trust with respect to the Premier Shares, banks, trust companies and other institutions and organizations including Northern and its affiliates ("Servicing Agents") may enter into agreements ("Servicing Agreements") under which they will render (or arrange for the rendering of) administrative support services and personal and account maintenance services for Premier Share investors for the fees described below ("Service Fees").

Administrative support services to be provided by Servicing Agents, which are described more fully in the Additional Statement, may include establishing and maintaining individual accounts and records with respect to Premier Shares owned by their Customers (as defined below), processing purchase, redemption and exchange orders for their Customers, placing net purchase and redemption orders with Northern acting as the Trust's transfer agent and providing cash management or sweep accounts and similar programs and services for their Customers. For these administrative support services, the Service Plan provides for the payment of fees to Servicing Agents at an annual rate of up to .25% of the average daily net asset value of the Premier Shares beneficially owned by their Customers. Personal and account maintenance services provided under the Service Plan, which are also described more fully in the Additional Statement, may include providing information to investors regarding the Portfolios or relating to the status of their accounts and acting as liaison between investors and the Trust. For these liaison services, the Service Plan provides for the additional payment of fees to Servicing Agents at an annual rate of up to .25% of the average daily net asset value of Premier Shares beneficially owned by their Customers. The Service Plan also provides for the payment of fees to Northern, Goldman Sachs or other institutions at an annual rate of up to .08% of the average daily net asset value of Premier Shares serviced by such institutions for ongoing consulting services, technology and systems support services relating to cash management or sweep account services. All fees payable under the Service Plan are borne solely by Premier Shares and not by the Portfolios' other share classes.

Conflict of interest restrictions may apply to the receipt of compensation by the Trust to a Servicing Agent in connection with the investment of fiduciary funds in Premier Shares. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into Servicing Agreements.

EXPENSES

Except as set forth above and in the Additional Statement under "Additional Trust Information," each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern and Goldman Sachs, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, Service Fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses of industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

                                   INVESTING

PURCHASE OF PREMIER SHARES

Premier Shares are offered to Northern, its affiliates and other institutions and organizations, including certain defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million (the "Institutions"), acting on behalf of their customers, clients, employees, participants and others (the "Customers"). Premier Shares of the Portfolios are sold on a continuous basis by the Trust's distributor, Goldman Sachs, to Institutions that have agreed to render (or arrange for the rendering of) administration support and shareholder liaison services to Customers pursuant to a Servicing Agreement and either maintain certain institutional accounts with Northern or its affiliates or invest an aggregate of at least $5 million in one or more Portfolios of the Trust. See "Trust Information--Servicing Plan" above. The Trust has established procedures for purchasing Premier Shares in order to accommodate different types of Institutions.

PURCHASE OF PREMIER SHARES THROUGH INSTITUTIONAL ACCOUNTS. Any Institution maintaining an institutional account at Northern or an affiliate may make purchases through such institutional account either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. The nature of an Institution's relationship with Northern or an affiliate will determine whether the Institution maintains an institutional account as well as the procedures available for purchases. Institutions should contact Northern or an affiliate for further information in this regard. There is no minimum initial investment for Institutions that maintain institutional accounts with Northern or its affiliates.

PURCHASE OF PREMIER SHARES DIRECTLY FROM THE TRUST. An Institution that purchases Premier Shares directly may do so by means of one of the following procedures, provided it makes an aggregate minimum initial investment of $5 million in one or more Portfolios of the Trust:

  PURCHASE BY MAIL. An Institution desiring to purchase Premier Shares of a Portfolio by mail should mail a check or Federal Reserve draft payable to the specific Portfolio together with a completed and signed new account application to The Benchmark Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. An application will be incomplete if it does not include a corporate resolution with the corporate seal and secretary's certification, or other acceptable evidence of authority. If an Institution desires to purchase the Premier Shares of more than one Portfolio, the Institution should send a separate check for each Portfolio. All checks must be payable in U.S. dollars and drawn on a bank located in the United States. A $20 charge will be imposed if a check does not clear. The proceeds of redemptions of shares purchased by check may be delayed up to 15 days to allow the Trust to determine that the check has cleared and been paid. Cash and third party checks are not acceptable for the purchase of Premier Shares.

  PURCHASE BY TELEPHONE. An Institution desiring to purchase Premier Shares of a Portfolio by telephone should call Northern acting as the Trust's transfer agent ("Transfer Agent") at 1-800-637-1380. Please be prepared to identify the name of the Portfolio with respect to which Premier Shares are to be purchased and the manner of payment. Please indicate whether a new account is being established or an additional payment is being made to an existing account. If an additional payment is being made to an existing account, please provide the Institution's name and Portfolio Account Number. Purchase orders are effected upon receipt by the Transfer Agent of Federal funds or other immediately available funds in accordance with the terms set forth below.

  PURCHASE BY WIRE OR ACH TRANSFER. An Institution desiring to purchase Premier Shares of a Portfolio by wire or ACH Transfer should call the Transfer Agent at 1-800-637-1380 for instructions if it is not making an additional payment to an existing account. An Institution that wishes to add to an existing account should wire Federal funds or effect an ACH Transfer to:

                      The Northern Trust Company
                      Chicago, Illinois
                      ABA Routing No. 0710-00152
                      (Reference 10 Digit Portfolio Account Number)

                      (Reference Shareholder's Name)

  For other information concerning requirements for the purchase of Premier Shares, call the Transfer Agent at 1-800-637-1380.

EFFECTIVE TIME OF PURCHASES. Except as provided below under "Miscellaneous," a purchase order for Premier Shares placed with the Transfer Agent by 1:00 p.m., Chicago time, on a Business Day (as defined under "Miscellaneous") will be effected on that Business Day at the net asset value next determined on that day with respect to a Portfolio, provided that the Transfer Agent receives the purchase price in Federal funds or other immediately available funds prior to 1:00 p.m., Chicago time, on the same Business Day such order is received. Orders received after 1:00 p.m. on a Business Day will be effected at the net asset value next determined on the following Business Day, provided that payment is received as provided herein. Purchase orders received on a non-Business Day will not be executed until the following Business Day in accordance with the foregoing procedures. An order generated pursuant to an automatic investment direction of an Institution that has an institutional account with Northern or its affiliates will normally be placed either on the Business Day that funds are available in such account or on the first Business Day thereafter, depending upon the terms of the Institution's automatic investment arrangements. Shares of a Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed.

MISCELLANEOUS PURCHASE INFORMATION. Shares are purchased without a sales charge imposed by the Trust. The minimum initial investment is $5 million for Institutions that invest directly in one or more investment portfolios of the Trust. The Trust reserves the right to waive this minimum and to determine the manner in which the minimum investment is satisfied. There is no minimum for subsequent investments.

Institutions intending to place a purchase order of $5 million or more directly with the Trust through the Transfer Agent are requested to give advance notice to the Transfer Agent no later than 11:00 a.m. Chicago Time on a Business Day in order to assist in the processing of the order.

See "Miscellaneous" below for information on when the Trust may advance the time by which purchase requests must be received.

Institutions may impose minimum investment and other requirements on Customers purchasing shares through them. Depending on the terms governing the particular account, Institutions may impose account charges such as asset allocation fees, account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income, which will have the effect of reducing the net return on an investment in a Portfolio. In addition, Institutions will enter into Servicing Agreements whereby they will perform (or arrange to have performed) various administrative support services and shareholder liaison services for Customers who are the beneficial owners of Premier Shares. These services may include providing sweep accounts or similar programs to their Customers. See "Trust Information--Service Plan." The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read this Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

Institutions that purchase shares on behalf of Customers are responsible for transmitting purchase orders to the Transfer Agent and delivering required Federal funds on a timely basis. An Institution will be responsible for all losses and expenses of a Portfolio as a result of a check that does not clear, an ACH transfer that is rejected, or any other failure to make payment in the time and manner described above, and Northern may redeem shares from an account it maintains to protect the Portfolio and Northern against loss. The Trust reserves the right to reject any purchase order. In those cases in which an Institution pays for shares by check, Federal funds will generally become available two Business Days after a purchase order is received. Federal regulations require that the Transfer Agent be furnished with a taxpayer identification number upon opening or reopening an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within sixty days of the date of the order.

Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio. For further information about the terms of such purchases, see the Additional Statement.

In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

Institutions investing in the Portfolios on behalf of their Customers should note that state securities laws regarding the registration of dealers may differ from the interpretations of Federal law and such institutions may be required to register as dealers pursuant to state law.

Northern may, at its own expense, provide compensation to certain dealers and other financial intermediaries who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of shares of a Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees that are earned by Northern as investment adviser to such Portfolio (after adjustments) and are attributable to shares held by such Customers. Such compensation will not represent an additional expense to the Trust or its shareholders, since it will be paid from assets of Northern or its affiliates.

REDEMPTION OF PREMIER SHARES

Institutions may redeem shares of a Portfolio through procedures established by Northern and its affiliates in connection with the requirements of their institutional accounts or through procedures set forth herein with respect to Institutions that invest directly.

REDEMPTION OF SHARES THROUGH INSTITUTIONAL ACCOUNTS. Institutions may redeem shares in their institutional accounts at Northern or its affiliates. For Institutions that participate in an automatic investment service described above under "Purchase of Premier Shares," Northern or its affiliates will calculate on each Business Day the number of shares that need to be redeemed in order to bring the Institution's account up to any agreed upon minimum amount. Redemption requests on behalf of an Institution will normally be placed either on the Business Day the redemption amount is calculated or on the first Business Day thereafter, depending upon the terms of the Institution's automatic investment arrangements. In the latter case, however, Northern or its affiliates normally will provide funds by provisionally crediting the institutional account of the Institution on the Business Day on which the calculation is made. The nature of an Institution's relationship with Northern or an affiliate will determine whether the Institution maintains an "institutional account" as well as the procedures available for redemptions. Institutions should contact Northern or an affiliate for further information in this regard.

REDEMPTION OF SHARES DIRECTLY. Institutions that purchase shares directly from the Trust through the Transfer Agent may redeem all or part of their Portfolio shares in accordance with the procedures set forth below.

  REDEMPTION BY MAIL. An Institution may redeem shares by sending a written request to The Benchmark Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. Redemption requests must be signed by a duly authorized person, and must state the number of shares or the dollar amount to be redeemed and identify the Portfolio Account Number. See "Other Requirements."

  REDEMPTION BY TELEPHONE. An Institution may redeem shares by placing a redemption order by telephone by calling the Transfer Agent at 1-800-637-1380. During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should follow procedures outlined above under "Redemption by Mail."

  REDEMPTION BY WIRE. If an Institution has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by Federal wire transfer to a single previously designated bank account. The minimum amount which may be redeemed by this method is $10,000. The Trust reserves the right to change or waive this minimum or to terminate the wire redemption privilege. See "Other Requirements."

  TELEPHONE PRIVILEGE. An Institution that has notified the Transfer Agent in writing of the Institution's election to redeem or exchange shares by placing an order by telephone may do so by calling the Transfer Agent at 1-800-637-1380. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for such instructions that prove to be fraudulent or unauthorized. In all other cases, the shareholder will bear the risk of loss for fraudulent telephone transactions. However, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. The proceeds of redemption orders received by telephone will be sent by check, by wire or by transfer pursuant to proper instruments. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record. See "Other Requirements." Additionally, the Transfer Agent utilizes recorded lines for telephone transactions and retains such tape recordings for six months, and will request a form of identification if such identification has been furnished to the Transfer Agent or the Trust.

  OTHER REQUIREMENTS. A change of wiring instructions and a change of the address of record may be effected only by a written request to the Transfer Agent accompanied by (i) a corporate resolution which evidences authority to sign on behalf of the Institution (including the corporate seal and secretary's certification), (ii) a signature guarantee by a financial institution that is a participant in the Stock Transfer Agency Medallion Program ("STAMP") in accordance with rules promulgated by the SEC (a signature notarized by a notary public is not acceptable) or (iii) such other means or evidence of authority as may be acceptable to the Transfer Agent. A redemption request by mail will not be effective unless signed by a person authorized by the corporate resolution or other acceptable evidence of authority on file with the Transfer Agent.

EXCHANGE PRIVILEGE. Institutions and, to the extent permitted by their account agreements, Customers, may, after appropriate prior authorization, exchange Premier Shares of a Portfolio having a value of at least $1,000 for Premier Shares of other Portfolios to which the Institution or Customer maintains an existing account with an identical title.

Exchanges will be effected by a redemption of shares of the Portfolio held and the purchase of shares of the portfolio acquired. Customers of Institutions should contact their Institutions for further information regarding the Trust's exchange privilege and Institutions should contact the Transfer Agent as appropriate. Customers and Institutions exercising the exchange privilege should read the relevant prospectus prior to making an exchange. The Trust reserves the right to modify or terminate the exchange privilege at any time upon 60 days' written notice to shareholders of record and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made.

EFFECTIVE TIME OF REDEMPTIONS AND EXCHANGES. Redemption orders of Portfolio shares are effected at the net asset value per share next determined after receipt in good order by the Transfer Agent. Good order means that the request includes the following: the account number and Portfolio name; the amount of the transaction (as specified in dollars or shares); and the signature of a duly authorized person (except for telephone and wire redemptions). See "Investing--Redemption of Premier Shares--Other Requirements." Exchange orders are effected at the net asset value per share next determined after receipt in good order by the Transfer Agent. Payment for redeemed shares for which a redemption order is received by Northern with respect to an institutional account it maintains or the Transfer Agent as of 1:00 p.m., Chicago time, on a Business Day normally will be made in Federal funds or other immediately available funds wired or sent by check to the redeeming shareholder or, if selected, the shareholder's institutional account with Northern on that Business Day. Redemption orders received after 1:00 p.m. will be effected the next Business Day. Proceeds for redemption orders received on a non-Business Day will normally be sent on the next Business Day after receipt in good order.

MISCELLANEOUS REDEMPTION AND EXCHANGE INFORMATION. All redemption proceeds will be sent by check unless Northern or the Transfer Agent is directed otherwise. The ACH system may be utilized for payment of redemption proceeds. Redemption of shares may not be effected if a shareholder has failed to submit a completed and properly executed (with corporate resolution or other acceptable evidence of authority) new account application. Institutions intending to place exchange and redemption orders for same day proceeds of $5 million or more directly with the Trust through the Transfer Agent are requested to give advance notice to the Transfer Agent no later than 11:00 a.m. Chicago Time on a Business Day. The proceeds of redemptions of shares purchased by check may be delayed up to 15 days to allow the Trust to determine that the check has cleared and been paid. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving a redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

See "Miscellaneous" below for information on when the Trust may advance the time by which redemption and exchange requests must be received.

The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized. Dividends on shares are earned through and including the day prior to the day on which they are redeemed.

It is the responsibility of Institutions acting on behalf of Customers to transmit redemption orders to the Transfer Agent and to credit Customers' accounts with the redemption proceeds on a timely basis. If a Customer has agreed with a particular Institution to maintain a minimum balance in his account at such Institution and the balance in such account falls below that minimum, such Customer may be obliged to redeem all or part of his shares to the extent necessary to maintain the required minimum balance.

DISTRIBUTIONS

Shareholders of each Portfolio are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the particular Portfolio. Dividends from each Portfolio's net income are declared daily as a dividend to shareholders of record at the close of business on the days the dividends are declared (or 3:00 p.m., Chicago time, on non-Business Days).

Net income of the Premier Shares of each Portfolio includes interest accrued on the assets of such Portfolio and allocated to its Premier Shares less the estimated expenses charged to the Premier Shares of such Portfolio. Net realized short-term capital gains of each Portfolio will be distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends declared during a calendar month will be paid as soon as practicable following the end of the month, except that such dividends will be paid promptly upon a total redemption of shares in any account not subject to a standing order for the purchase of shares. All distributions are paid by each Portfolio in cash or are automatically reinvested (without any sales charge) in additional Premier Shares of the same Portfolio. Arrangements may be made for the crediting of such distributions to a shareholder's account with Northern, its affiliates or its correspondent banks.

TAXES

Management of the Trust intends that each Portfolio will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") as long as such qualification is in the best interest of the Portfolio's shareholders. Such qualification generally relieves each Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code, but shareholders, unless otherwise exempt, will pay income taxes on amounts so distributed (except distributions that constitute "exempt-interest dividends" or that are treated as a return of capital). Dividends paid from net short-term capital gains are treated as ordinary income dividends. None of the Portfolios' distributions will be eligible for the corporate dividends received deduction.

The Tax-Exempt Portfolio intends to pay substantially all of its dividends as "exempt-interest dividends." Investors in the Portfolio should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their Federal income tax returns and that in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that tax-exempt interest and "exempt-interest dividends" will be taken into account in determining the taxability of their benefit payments. To the extent, if any, that dividends paid by the Tax-Exempt Portfolio to its shareholders are derived from taxable interest or from capital gains, such dividends will be subject to Federal income tax, whether received in cash or reinvested in additional shares.

The Tax-Exempt Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

The Trust will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed for Federal tax purposes to have been paid by a Portfolio and to have been received by the shareholders on December 31 of that year, if the dividends are actually paid during the following January.

The foregoing discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors should consult their tax advisers with specific reference to their own Federal, state and local tax situation. In particular, although the Government Select Portfolio intends to invest primarily in U.S. Government securities the interest on which is generally exempt from state income taxation, an investor should consult his or her own tax adviser to determine whether distributions from the Portfolio are exempt from state income taxation in the investor's own situation. Similarly, dividends paid by the Portfolios may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more of the Portfolios.

                                NET ASSET VALUE

The net asset value per share of each Portfolio for purposes of purchases and redemptions is calculated by Northern as of 3:00 p.m., Chicago time, immediately after the declaration of net income earned by shareholders of record, on each Business Day (as defined below under "Miscellaneous"), except for days during which no shares are tendered to the Portfolio for redemption and no orders to purchase or sell shares are received by the Portfolio and except for days on which there is an insufficient degree of trading in the Portfolio's securities for changes in the value of such securities to materially affect the net asset value per share. The time at which the net asset value per share of a Portfolio is calculated may be advanced on days on which Northern or the securities markets close early. See "Miscellaneous" below. Net asset value per Premier Share of each Portfolio is calculated by adding the value of all securities and other assets belonging to the Portfolio that are allocated to the Premier Shares, subtracting the liabilities charged to the Premier Shares and dividing by the number of Premier Shares of the Portfolio outstanding.

In seeking to maintain a net asset value of $1.00 per share with respect to each Portfolio for purposes of purchases and redemptions, the Trust values the portfolio securities held by a Portfolio pursuant to the amortized cost method. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period of maturity. See "Amortized Cost Valuation" in the Additional Statement. There can be no assurance that a Portfolio will be able at all times to maintain a net asset value per share of $1.00.

                            PERFORMANCE INFORMATION

From time to time the Portfolios may advertise the "yields" and "effective yields", and the Government Select Portfolio and Tax-Exempt Portfolio may advertise the "tax-equivalent yields", of Premier Shares. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent yield" will always be higher than the Portfolio's yield.

The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Yield will be affected by portfolio quality, composition, maturity, market conditions and the level of the Portfolio's operating expenses.

Each Portfolio may also quote from time to time the total return on its Premier Shares in accordance with SEC regulations.

                                  ORGANIZATION

Each Portfolio is a series of The Benchmark Funds, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust. The Portfolios were formerly series of The Benchmark Funds, a Massachusetts business trust, and were reorganized into the Trust on March 31, 1998. As of the date of this Prospectus, the Trust has created eighteen separate series of shares of beneficial interest representing interests in eighteen investment portfolios, four of which are described in this Prospectus; the other series of shares are described in a separate prospectus. The business and affairs of the Trust are managed by or under the direction of its Board of Trustees. The Declaration of Trust of the Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into additional series or classes within a series. Pursuant to such authority, the Board of Trustees has classified three classes of shares in each Portfolio: the Shares, Service Shares and Premier Shares. This Prospectus relates only to Premier Shares of the Portfolios described herein.

Each share of a Portfolio is without par value, represents an equal proportionate interest in that Portfolio with each other share of its class in that Portfolio and is entitled to such dividends and distributions earned on such Portfolio's assets as are declared in the discretion of the Board of Trustees. Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Service Plan relating to Service Shares and Premier Shares. Because of these class-specific expenses, the performance of a Portfolio's Premier Shares is expected to be lower than the performance of the Portfolio's other two share classes. Any person entitled to receive compensation for selling or servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio. For further information regarding the Trust's other share classes, contact Goldman Sachs at 1-800-621-2550.

The Trust's shareholders are entitled at the discretion of the Board of Trustees to vote either on the basis of the number of shares held or the aggregate net asset value represented by such shares. Each series entitled to vote on a matter will vote thereon in the aggregate and not by series, except as otherwise required by law or when the matter to be voted on affects only the interests of shareholders of a particular series. The Additional Statement gives examples of situations in which the law requires voting by series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees irrespective of the vote of the other shareholders. In addition, holders of all shares (regardless of class) representing interests in the same Portfolio have equal voting rights except that only shares of a particular class within the Portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to class-specific expenses that are payable by that class of shares.

As of February 28, 1998, Northern possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding shares of the Trust.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

                                 MISCELLANEOUS

The address of the Trust is 4900 Sears Tower, Chicago, Illinois 60606 and the telephone number is 1-800-621-2550.

When a shareholder moves, the shareholder is responsible for sending written notice to the Trust of any new mailing address. The Trust and its transfer agent may charge a shareholder their reasonable costs in locating a shareholder's current address in accordance with SEC regulations.

As used in this Prospectus, the term "Business Day" refers to each day when Northern and the New York Stock Exchange are open, which is Monday through Friday, except for holidays observed by Northern and/or the Exchange other than Good Friday. For 1998, the holidays of Northern and/or the Exchange are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas Day. On those days when Northern or the Exchange closes early as a result of unusual weather or other circumstances, the Portfolios reserve the right to advance the time on that day by which purchase, redemption and exchange requests must be received. In addition, on any Business Day when The Bond Market Association recommends that the securities markets close or close early, the Portfolios reserve the right to cease or to advance the deadline for accepting purchase, redemption and exchange orders for same Business Day credit. Purchase, redemption and exchange requests received after the advanced closing time will be effected on the next Business Day. Each Portfolio reserves, however, the right to reject any purchase order and also to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving a redemption order if, in its judgment, an earlier payment would adversely affect such Portfolio. See "Investing--Purchase of Premier Shares" and "Investing--Redemption of Premier Shares" above for more information.

                             ---------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 SERVICE SHARES
                                 PREMIER SHARES

                              THE BENCHMARK FUNDS
                                4900 Sears Tower
                            Chicago, Illinois  60606

                          GOVERNMENT SELECT PORTFOLIO
                              GOVERNMENT PORTFOLIO
                          DIVERSIFIED ASSETS PORTFOLIO
                              TAX-EXEMPT PORTFOLIO

This Statement of Additional Information (the "Additional Statement") dated April 1, 1998 is not a prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Service Shares and Premier Shares of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios (the "Portfolios") of The Benchmark Funds (each, a "Prospectus") dated April 1, 1998. Copies of each Prospectus may be obtained without charge by calling Goldman, Sachs & Co. ("Goldman Sachs") toll-free at 1-800-621-2550 (outside Illinois) or by writing to the address stated above. Capitalized terms not otherwise defined have the same meaning as in the Prospectus. Each Portfolio also offers an additional share class that is described in a separate statement of additional information.

                               -----------------

                                     INDEX
                                                         Page
                                                         ----

ADDITIONAL INVESTMENT INFORMATION......................   3
     Investment Objectives and Policies................   3
     Investment Restrictions...........................  10
ADDITIONAL TRUST INFORMATION...........................  14
     Trustees and Officers.............................  14
     Investment Adviser, Transfer Agent and Custodian..  21
     Administrator and Distributor.....................  27
     Counsel and Auditors..............................  29
     In-Kind Purchases.................................  29
PERFORMANCE INFORMATION................................  29
AMORTIZED COST VALUATION...............................  31
DESCRIPTION OF SERVICE SHARES AND PREMIER SHARES.......  32
ADDITIONAL INFORMATION CONCERNING TAXES................  37
     General                                             37
     Special Tax Considerations Pertaining to the
       Tax-Exempt Portfolio............................  39
     Foreign Investors.................................  40

     Conclusion........................................  40
SERVICE PLAN...........................................  40
OTHER INFORMATION......................................  43
FINANCIAL STATEMENTS...................................  44
APPENDIX A (Description of Securities Ratings).........  A-1

                                ----------------



No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering of Service Shares and Premier Shares made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.


SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                       ADDITIONAL INVESTMENT INFORMATION


Investment Objectives and Policies

The following supplements the investment objectives and policies of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios (the "Portfolios") of The Benchmark Funds (the "Trust") as set forth in the Prospectus.

Description of Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time Deposits

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

As stated in the Prospectus, the Diversified Assets Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Description of Asset-Backed Securities


The Diversified Assets Portfolio may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired, as calculated under applicable SEC regulations, will be 13 months or less. Asset-backed securities acquired by the Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies.


U.S. Government Obligations

Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

Custodial Receipts for Treasury Securities

The Portfolios (other than the Government Select Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

U.S. Treasury STRIPS

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. All Portfolios, including the Government Select Portfolio, may acquire securities registered under the STRIPS program.

Bank and Deposit Notes

The Diversified Assets Portfolio may purchase bank and deposit notes. Bank notes rank junior to deposit liabilities of banks and pari passu with other
                                                      ---- -----
senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Variable and Floating Rate Instruments

With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, Northern will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is of "high quality," the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Portfolios will invest in variable and floating rate instruments only when Northern deems the investment to involve minimal credit risk. In determining weighted average portfolio maturity, an instrument may, subject to SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument.

Investment Companies


With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.



Unaffiliated money market funds whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.



If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.


A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, as are deemed creditworthy by Northern under guidelines approved by the Trust's Board of Trustees. The repurchase price under the repurchase agreements will generally equal the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian (or subcustodian), in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

Reverse Repurchase Agreements

Each Portfolio (except the Tax-Exempt Portfolio) may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

Securities Lending

Collateral for loans of portfolio securities made by a Portfolio may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments and When-Issued Securities

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

  A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.
If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Portfolio will segregate the portfolio securities themselves. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.


Yields and Ratings

The yields on certain obligations, including the money market instruments in which the Portfolios invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, D&P, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Municipal Instruments

Opinions relating to the validity of Municipal Instruments and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Trust nor Northern will review the proceedings relating to the issuance of Municipal Instruments or the bases for such opinions.

An issuer's obligations under its Municipal Instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Instruments may be materially adversely affected by litigation or other conditions.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on Municipal Instruments. Future proposals could materially adversely affect the availability of Municipal Instruments for investment by the Tax-Exempt Portfolio and the liquidity and value of the Portfolio. In such an event the Board of Trustees would reevaluate the Portfolio's investment objective and policies and consider changes in its structure or possible dissolution.

Interest earned by the Tax-Exempt Portfolio on private activity bonds (if any) that is treated as a specific tax preference item under the Federal alternative minimum tax will not be deemed to have been derived from Municipal Instruments for purposes of determining whether that Portfolio meets its fundamental policy that at least 80% of its annual gross income be derived from Municipal Instruments.

Standby Commitments

The Tax-Exempt Portfolio may enter into standby commitments with respect to Municipal Instruments held by it. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified Municipal Instrument at its amortized cost value to the Portfolio plus accrued interest, if any. Standby commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Instruments and may be sold, transferred or assigned only with the instruments involved.

The Tax-Exempt Portfolio expects that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a standby commitment either separately in cash or by paying a higher price for Municipal Instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the

Portfolio's total assets calculated immediately after each standby commitment is acquired.

The Portfolio intends to enter into standby commitments only with dealers, banks and broker-dealers which, in Northern's opinion, present minimal credit risks. The Portfolio will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation or assumed maturity of the underlying Municipal Instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a standby commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

Investment Restrictions

Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

     (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements for the Diversified Assets, Government and Government Select Portfolios) except to secure permitted borrowings.

     (3) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

     (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs.

     (5) Invest in companies for the purpose of exercising control or management.

     (6) Act as underwriter of securities (except as a Portfolio may be deemed to be an underwriter under the Securities Act of

     1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies), purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities or maintain a short position, or write puts, calls or combinations thereof.


     (7) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.


     (8) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (9) Borrow money (other than pursuant to reverse repurchase agreements for the Portfolios described above), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Trust's Portfolios by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.

     (10) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.


                                  *    *    *


The freedom of action reserved in Restriction No. 8 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits, and may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.


In addition, as matters of fundamental policy, the Government Select Portfolio, Government Portfolio and Diversified Assets Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the applicable Portfolio's total assets; and the Tax-Exempt Portfolio may not acquire direct ownership of industrial development bonds if, as a result of such acquisition, more than 5% of the value of its total assets would be invested in industrial development bonds where payment of principal and interest is the responsibility of companies (including their predecessors) with less than three years of operating history and such bonds are not guaranteed as to principal and interest by companies (including their predecessors) with three years or more of operating history.


Except to the extent otherwise provided in Investment Restriction No. 8, for the purpose of such restriction in determining industry classification the Trust intends to use the industry classification titles in the Standard Industrial Classification Manual.


In applying Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.


The Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: Immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Fund may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Tax-Exempt Portfolio will limit its investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality ("Second Tier Securities"), to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of the Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are Municipal Instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolios will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

     In addition to the foregoing, each Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts whereunder a Portfolio has the right to sell the securities to third parties.



                          ADDITIONAL TRUST INFORMATION

Trustees and Officers

Information pertaining to the Trustees and officers of the Trust is set forth below.

Name, Age                      Positions   Principal Occupation(s)
and Address                    with Trust  During Past 5 Years
-----------------------------  ----------  ------------------------------------

William H. Springer, 68        Chairman    Vice Chairman of Ameritech (a
701 Morningside Drive          and         telecommunications holding company),
Lake Forest, IL 60045          Trustee     from February 1987 to retirement in
                                           August 1992; Vice Chairman, Chief
                                           Financial and Administrative Officer
                                           of Ameritech prior to 1987;
                                           Director, Walgreen Co. (a retail
                                           drug store business); Director of
                                           Baker, Fentress & Co. (a closed-end,
                                           non-diversified management
                                           investment company) from April 1992
                                           to present; Trustee, Goldman Sachs
                                           Trust from 1989 to present.

Richard Gordon Cline, 62       Trustee     Chairman, Hussman International Inc.
4200 Commerce Court                        (commercial refrigeration company)
Suite 300                                  since January 1998; Chairman,
Lisle, IL  60532                           Hawthorne Investors, Inc. (a
                                           management advisory  services and
                                           private investment company) since
                                           January 1996; Chairman and CEO of
                                           NICOR Inc. (a diversified public
                                           utility holding company) from 1986
                                           to 1995, and President, 1992-1993;
                                           Director: Whitman Corporation (a
                                           diversified holding company); Kmart
                                           Corporation (a retailing company);
                                           Ryerson Tull, Inc. (metals
                                           distribution company); and
                                           University of Illinois Foundation.

Edward J. Condon, Jr., 57      Trustee     Chairman of The Paradigm Group,
233 S. Wacker Dr.                          Sears Tower, Suite 9650 Ltd. (a
Chicago, IL 60606                          financial advisor) since July 1993;
                                           Vice President and Treasurer of
                                           Sears, Roebuck and Co. (a

Name, Age                      Positions   Principal Occupation(s)
and Address                    with Trust  During Past 5 Years
-----------------------------  ----------  ------------------------------------

                                           retail corporation) from February
                                           1989 to July 1993;  within the last
                                           five years he has served as a
                                           Director of: Sears Roebuck
                                           Acceptance Corp.; Discover Credit
                                           Corp.; Sears Receivables Financing
                                           Group, Inc.; Sears Credit Corp.; and
                                           Sears Overseas Finance N.V; Member
                                           of the Board of Managers of The
                                           Liberty Hampshire Company, LLC; Vice
                                           Chairman and Director of Energenics
                                           LLC; Director of University
                                           Eldercare, Inc.; Director of the
                                           Girl Scouts of Chicago; and Trustee
                                           of Dominican University.

John W. English, 64            Trustee     Private Investor; Vice President and
50-H New England Ave.                      Chief Investment Officer of The
P.O. Box 640                               Ford Foundation (a charitable trust)
Summit, NJ  07902-0640                     from 1981 until 1993; Trustee: The
                                           China Fund, Inc.; Retail Property
                                           Trust; Sierra Trust; American Red
                                           Cross in Greater New York; Mote
                                           Marine Laboratory; and United Board
                                           for Christian Higher Education in
                                           Asia.  Director: University of Iowa
                                           Foundation; Blanton-Peale
                                           Institutes of Religion and Health;
                                           Community Foundation of Sarasota
                                           County; Duke Management Company; and
                                           John Ringling Centre Foundation.

Sandra Polk Guthman, 53        Trustee     President and CEO of Polk Bros.
420 N. Wabash Avenue                       Foundation (an Illinois not-for-
Suite 204                                  profit corporation) from 1993 to
Chicago, IL  60611                         present; Director of Business
                                           Transformation from 1992-1993, and
                                           Midwestern Director of Marketing
                                           from 1988-1992, IBM Corporation;
                                           Director:  MBIA Insurance
                                           Corporation of Illinois (bank
                                           holding company) since 1994 and
                                           Avondale Financial Corporation (a
                                           stock savings and loan holding
                                           company) since 1995.

Name, Age                      Positions   Principal Occupation(s)
and Address                    with Trust  During Past 5 Years
-----------------------------  ----------  ------------------------------------

Frederick T. Kelsey, 70        Trustee     Consultant to Goldman Sachs from
4010 Arbor Lane #102                       December 1985 through February 1988;
Northfield, IL  60093                      Director of Goldman Sachs Funds
                                           Group and Vice President of Goldman
                                           Sachs from May 1981 until his
                                           retirement in November 1985;
                                           President and Treasurer of the Trust
                                           and other investment companies
                                           affiliated with Goldman Sachs
                                           through August 1985; President from
                                           1983 to 1985, and Trustee from 1983
                                           to 1994, The Centerland Funds and
                                           its successor, The Pilot Funds;
                                           Trustee, various management
                                           investment companies affiliated with
                                           Zurich Kemper Investments.

Richard P. Strubel, 58         Trustee     Managing Director, Tandem Partners,
70 West Madison St                         Inc. (a privately held management
Suite 1400                                 services firm) since 1990; President
Chicago, IL  60602                         and CEO, Microdot, Inc. (a privately
                                           held manufacturing firm) from 1984
                                           to 1994; Trustee, Goldman Sachs
                                           Trust from 1987 to present; Director
                                           of Kaynar Technologies Inc. (a
                                           leading manufacturer of aircraft
                                           fasteners); Trustee of the
                                           University of Chicago; Director of
                                           Children's Memorial Medical Center.

Frank E. Polefrone, 41         President   Director of Financial Institutions
4900 Sears Tower                           Sales and Marketing of Goldman,
Chicago, IL  60606                         Sachs Asset Management ("GSAM")
                                           since March 1997; Marketing/Product
                                           Development of Federated Investors
                                           from August 1982 through December
                                           1996.

James A. Fitzpatrick, 38       Vice        Vice President, GSAM (since April
4900 Sears Tower               President   1997); Vice President and General
Chicago, IL  60606                         Manager, First Data Corporation -
                                           Investors Services Group prior
                                           thereto.

John W. Mosior, 58             Vice        Vice President, Goldman Sachs;
4900 Sears Tower               President   Manager of Shareholder Servicing of
Chicago, IL  60606                         GSAM (since November 1989).

Name, Age                      Positions   Principal Occupation(s)
and Address                    with Trust  During Past 5 Years
-----------------------------  ----------  ------------------------------------

Nancy L. Mucker, 47            Vice        Vice President, Goldman Sachs
4900 Sears Tower               President   (since April 1985); Manager,
Chicago, IL  60606                         Shareholder Servicing of GSAM (since
                                           November 1989).

Scott M. Gilman, 37            Treasurer   Director, Mutual Fund
One New York Plaza                         Administration, GSAM (since April
New York, NY  10004                        1994); Assistant Treasurer of
                                           Goldman Sachs Funds Management, Inc.
                                           (since March 1993); Vice President,
                                           Goldman Sachs (since March 1990).

John Perlowski, 32             Assistant   Vice President, Goldman Sachs
One New York Plaza             Treasurer   (since July 1995); Director,
New York, NY  10004                        Investors Bank and Trust Company
                                           (November 1993 to July 1995); Audit
                                           Manager of Arthur Andersen, LLP
                                           (prior thereto).

Michael J. Richman, 36         Secretary   Associate General Counsel, GSAM
85 Broad Street                            (since February 1994); Vice President
New York, NY  10004                        and Assistant General Counsel of
                                           Goldman Sachs (since June 1992);
                                           Counsel to the Funds Group of GSAM
                                           (since June 1992); Partner of Hale
                                           and Dorr (September 1991 to June
                                           1992).

Howard B. Surloff, 32          Assistant   Vice President and Assistant General
85 Broad Street                Secretary   Counsel, Goldman Sachs (since
New York, NY  10004                        November 1993 and  May 1994,
                                           respectively); Counsel to the Funds
                                           Group, GSAM (since November 1993);
                                           Associate of Shereff, Friedman,
                                           Hoffman & Goodman, LLP (prior
                                           thereto).

Valerie A. Zondorak, 32        Assistant   Vice President, Goldman Sachs (since
85 Broad Street                Secretary   March 1997); Counsel to the Funds
New York, NY  10004                        Group, GSAM (since March 1997);
                                           Associate, Shereff, Friedman,
                                           Hoffman & Goodman, LLP (prior
                                           thereto).

Steven E. Hartstein, 33        Assistant   Legal Products Analyst, Goldman
85 Broad Street                Secretary   Sachs (since June 1993); Funds
New York, NY  10004                        Compliance Officer, Citibank Global
                                           Asset Management (August 1991 to June
                                           1993).

Name, Age                      Positions   Principal Occupation(s)
and Address                    with Trust  During Past 5 Years
-----------------------------  ----------  ------------------------------------

Deborah A. Farrell, 26         Assistant   Legal Assistant, Goldman Sachs
85 Broad Street                Secretary   (since January 1994); Formerly at
New York, NY  10004                        Cleary, Gottlieb, Steen & Hamilton.

Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern, Goldman Sachs and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Springer, Kelsey, Strubel, Mosior, Gilman, Richman, Surloff and Hartstein and Mmes. Farrell, Mucker and Zondorak hold similar positions with one or more investment companies that are advised by Goldman Sachs. As a result of the responsibilities assumed by Northern under its Advisory Agreement, Transfer Agency Agreement and Custodian Agreement and Foreign Custody Agreement with the Trust and by Goldman Sachs under its Administration Agreement and Distribution Agreement with the Trust, the Trust itself requires no employees.

Each officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Each Trustee earns a quarterly retainer of $6,250 and the Chairman of the Board earns a quarterly retainer of $9,375. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

In addition, the Trustees established an Audit Committee consisting of three members including a Chairman of the Committee. Each member earns a fee of $1,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,250.

Each Trustee will hold office for an indefinite term until the earliest of (1) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust, or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.

The Trust's officers do not receive fees from the Trust for services in such capacities, although Goldman Sachs, of which they are also officers, receives fees from the Trust for administrative services.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1997:




                                                  Pension or
                                                  Retirement           Total
                                                   Benefits      Compensation from
                               Aggregate          Accrued as      Registrant and
                             Compensation          Part of       Fund Complex Paid
Name of Trustee           from the Registrant  Trust's Expenses     to Trustees
------------------------  -------------------  ----------------  -----------------
William H. Springer                   $43,500            $    0            $43,500
Richard G. Cline***                                      $    0
Edward J. Condon, Jr.                 $31,000            $    0            $31,000
John W. English                       $31,000            $    0            $31,000
James J. Gavin*                       $34,000            $    0            $34,000
Sandra Polk Guthman***                                   $    0
Frederick T. Kelsey                   $35,000            $2,863            $37,863
Richard P. Stubel                     $39,000            $    0            $39,000


*    Retired as of November 30, 1997.
**   Interest from deferred compensation.
*** Mr. Cline and Ms. Guthman were elected as Trustees of the Trust in September 1997.

Investment Adviser, Transfer Agent and Custodian

Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. As of December 31, 1997, Northern and its affiliates had over $196 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, and individuals. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives.

Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for each Portfolio and placing purchase and sale orders for the portfolio transactions of the Portfolios. In connection with portfolio transactions for the Portfolios, which are generally done at a net price without a broker's commission, Northern's Advisory Agreement provides that Northern shall attempt to obtain the best net price and execution. To the extent the execution and price available from more than one broker, dealer or other such persons are believed to be comparable, Northern may, at its discretion but subject to applicable law, select the executing broker, dealer or such other persons on the basis of Northern's opinion of the reliability and quality of such broker, dealer or such other persons.

For the fiscal years ended November 30, 1997, 1996 and 1995, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

Northern's investment advisory duties for the Trust are carried out through its Trust Department. On occasions when Northern deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other Portfolio, investment company or account for which Northern acts as adviser), the Agreement provides that Northern, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits Northern, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of Northern's opinion of the reliability and quality of such broker or dealer.

The Advisory Agreement provides that Northern may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify Northern against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

Under its Transfer Agency Agreement with the Trust, Northern has undertaken to
(1) answer customer inquiries regarding the current yield of, and certain other matters (e.g. account status information) pertaining to, the Trust, (2) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by Northern, its affiliates or correspondent banks whereby customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (3) establish and maintain separate omnibus accounts with respect to shareholders investing through Northern or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (4) provide periodic statements showing account balances, (5) mail reports and proxy materials to shareholders,
(6) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management,
(7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors,
(10) furnish the Trust all pertinent Blue Sky information, (11) perform all required tax withholding, (12) preserve records, and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by Northern under the Transfer Agency Agreement with respect to Service Shares and Premium Shares and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, calculated daily and payable monthly, at the following annual rates: (i) .01% of the average daily net asset value of the outstanding Service Shares of each Portfolio; and (ii) .02% of the average daily net asset value of the outstanding Premier Shares of each Portfolio. The transfer agency fee attributable to each class of shares is borne solely by that class. Northern's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that Northern would otherwise receive. Conflict-of-interest restrictions under state and Federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Service Shares and Premium Shares.

Under its Custodian Agreement with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's securities held by Northern under the Agreement, and (6) maintains the accounting records of the Trust. Northern may, subject to certain monitoring responsibilities, employ one or more subcustodians, provided that Northern shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under the Agreement.

As compensation for the services rendered to the Trust by Northern as custodian, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

Northern's fees under the Custodian Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

Unless sooner terminated, each of the Advisory Agreement, Transfer Agency Agreement and Custodian Agreement between Northern and the Trust will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern and by Northern on 60 days' written notice to the Trust.

For the fiscal periods ended November 30 as indicated, the amount of the Advisory Fee (after fee waivers) incurred by each Portfolio was as follows:

                                   1997        1996        1995
                                ----------  ----------  ----------

Government Select Portfolio     $1,018,467  $  772,113  $  569,065
Government Portfolio             3,243,435   2,617,746   1,938,878
Diversified Assets Portfolio     8,947,074   7,832,358   7,080,710
Tax-Exempt Portfolio             1,731,836   1,885,156   1,687,136

In addition, for the fiscal periods ended November 30 as indicated, Northern waived additional advisory fees with respect to the Government Select Portfolio in the amounts of $1,527,701, $1,157,788 and $853,605.

For the fiscal periods ended November 30 as indicated, the amount of the Transfer Agency Fee incurred by each Portfolio was as follows:

                                  1997     1996      1995
                                --------  -------  --------

Government Select Portfolio     $ 30,361  $22,274  $ 25,000
Government Portfolio              35,042   31,048    32,000
Diversified Assets Portfolio     127,270   64,579   110,000
Tax-Exempt Portfolio              22,028   14,883    32,000

For the fiscal periods ended November 30 as indicated, the amount of the Custodian Fees incurred by each Portfolio was as follows:

                                  1997      1996      1995
                                --------  --------  --------

Government Select Portfolio     $ 97,683  $ 96,787  $ 75,122
Government Portfolio             140,110   131,957   101,086
Diversified Assets Portfolio     412,075   360,387   317,635
Tax-Exempt Portfolio             100,513   105,936    97,551

Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern believes that it may perform the services contemplated by its agreements with the Trust without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern from continuing to perform such services for the Trust.

Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Northern and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Portfolio or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Northern and its affiliates would consider the possibility of offering to perform some or all of the services now provided by

Goldman Sachs. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern and its affiliates might offer to provide services for consideration by the Trustees.

Northern is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which Northern is serving as a principal underwriter. In the opinion of Northern, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives. Goldman Sachs is also an active investor, dealer and/or underwriter in many types of money market instruments. Its activities in this regard could have some effect on the market for those instruments which the Portfolios acquire, hold or sell.

In the Advisory Agreement, Northern agrees that the name "The Benchmark" may be used in connection with the Trust's business on a royalty-free basis. Northern has reserved to itself the right to grant the non-exclusive right to use the name "The Benchmark" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "The Benchmark." (This undertaking by the Trust may be subject to certain legal limitations.)

Portfolio Transactions

During the fiscal year ended November 30, 1997, the Diversified Assets Portfolio acquired and sold securities of Bear Stearns & Co., Donaldson Lufkin & Jenrette Securities, Inc., J.P. Morgan Securities, Inc., Merrill Lynch & Co., Inc., Lehman Brothers, Inc., Nomura Securities, and SBC Warburg Inc., each a regular broker/dealer. At November 30, 1997, the Diversified Assets Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Donaldson, Lufkin & Jenrette Securities, Inc., with an approximate aggregate market value of $200,000,000.

During the fiscal year ended November 30, 1997, the Government Portfolio acquired and sold securities of Bear Stearns & Co., J.P. Morgan Securities, Inc., Nomura Securities, UBS Securities, Donaldson, Lufkin & Jenrette Securities, Inc., HSBC Securities, Inc., Lehman Brothers, Inc., SBC Warburg Inc., Prudential Securities Incorporated and Merrill Lynch & Co., Inc., each a regular broker/dealer. At November 30, 1997, the Government Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Donaldson, Lufkin & Jenrette, with an approximate aggregate market value of $100,000,000; HSBC Securities, Inc., with an approximate aggregate market value of $2,000,000; SBC Warburg Inc., with an approximate aggregate market value of $100,000,000;

and UBS Securities, with an approximate aggregate market value of $50,000,000.

Administrator and Distributor

Under its Administration Agreement with the Trust, Goldman Sachs, subject to the general supervision of the Trust's Board of Trustees, acts as the Trust's Administrator. In this capacity, Goldman Sachs (1) provides supervision of all aspects of the Trust's non-investment advisory operations (the parties giving due recognition to the fact that certain of such operations are performed by Northern pursuant to the Trust's agreements with Northern), (2) provides the Trust, to the extent not provided pursuant to such agreements, with such personnel as are reasonably necessary for the conduct of the Trust's affairs,
(3) arranges, to the extent not provided pursuant to such agreements, for the preparation at the Trust's expense of its tax returns, reports to shareholders, periodic updating of the Prospectus issued by the Trust, and reports filed with the SEC and other regulatory authorities (including qualification under state securities or Blue Sky laws of the Trust's shares), and (4) provides the Trust, to the extent not provided pursuant to such agreements, with adequate office space and equipment and certain related services in Chicago.

For the fiscal periods ended November 30 as indicated, Goldman Sachs received fees under the Administration Agreement (after fee waivers) in the amount of:

                                   1997        1996        1995
                                ----------  ----------  ----------

Government Select Portfolio     $1,048,482  $  897,049  $  751,804
Government Portfolio             1,208,401   1,036,172     895,112
Diversified Assets Portfolio     3,082,370   2,079,083   1,928,672
Tax-Exempt Portfolio               749,232     885,446     828,163

In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceed a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during the current fiscal year, Goldman Sachs will waive a portion of its administration fees during the following fiscal year. This undertaking may be terminated by Goldman Sachs at any time without the consent of the Trust or the shareholders. There have been no waivers pursuant to this agreement during the last three fiscal periods.

Goldman Sachs has agreed for the current fiscal year to reimburse each Portfolio for the sum of the Portfolios' expenses (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser and transfer agent, payments under the service plan for the Portfolios'

Service and Premier Share classes, and extraordinary expenses) which exceed on an annualized basis .10% of each Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking is contractual with respect to all Portfolios.

For the fiscal periods ended November 30 as indicated, and prior to May 1, 1997, Goldman Sachs voluntarily agreed to waive a portion of its Administration Fee for each Portfolio resulting in an effective fee of .10% of the average daily net assets for each Portfolio. The effect of these waivers by Goldman Sachs was to other expense by the following amounts:

                                  1997      1996      1995
                                --------  --------  --------

Government Select Portfolio     $360,250  $364,826  $346,936
Government Portfolio             262,895   305,696   369,546
Diversified Assets Portfolio     477,791         0         0
Tax-Exempt Portfolio             305,530   382,218   389,481

Effective April 1, 1998, (upon the offering of the Service and Premier Shares), Goldman Sachs will reimburse "other expenses" of each Portfolio (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and transfer agent, payments under the service plan for Service and Premier Shares, and certain extraordinary expenses) exceeds on an annualized basis .10% of each Portfolio's average daily net assets.

Unless sooner terminated, the Administration Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the agreement is approved annually
(1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). The Administration Agreement is terminable at any time without penalty by the Trust (upon specified Trustee or shareholder action) on 60 days' written notice to Goldman Sachs and by Goldman Sachs on 60 days' written notice to the Trust.

The Trust has entered into a Distribution Agreement under which Goldman Sachs, as agent, sells shares of each Portfolio on a continuous basis. Goldman Sachs pays the cost of printing and distributing prospectuses to persons who are not shareholders of Trust shares (excluding preparation and typesetting expenses) and of all other sales presentations, mailings, advertising and other distribution efforts. No compensation is payable by the Trust to Goldman Sachs for such distribution services.

The Administration Agreement and the Distribution Agreement provide that
Goldman Sachs may render similar services to others so long as its services under such Agreements are not impaired thereby. The Administration Agreement provides that the Trust will indemnify Goldman Sachs against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Administration Agreement and Distribution Agreement) or, in lieu thereof, contribute to resulting losses.

Counsel and Auditors

Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to the Trust.

Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases

Payment for shares of a Portfolio may, at the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.


                            PERFORMANCE INFORMATION

From time to time, the Trust may advertise quotations of "yields" and "effective yields" with respect to each Portfolio's Service Shares and Premier Shares, and "tax-equivalent yields" with respect to Service Shares and Premier Shares of the Government Select Portfolio and Tax-Exempt Portfolio computed in accordance with a standardized method, based upon the seven-day period ended on the date of calculation. Yield, effective yield and tax equivalent yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. In arriving at such quotations as to "yield," the Trust first determines the net change during the period in the value of a hypothetical pre-existing account having a balance of one Service Share or Premier Share at the beginning of the period (such net change being inclusive of the value of any additional shares of the same class issued in connection with distributions of net investment income as well as net investment income accrued on both the original share and any such additional shares, but exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation), then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

The "effective yield" with respect to the Service Shares and Premier Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

"Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the product to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield, if more than one stated income tax rate is used.

Quotations of yield, effective yield and tax-equivalent yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern, its affiliates or correspondent banks on their customers in connection with investments in shares of the Portfolios are not reflected in the calculation of yields for the Portfolios.

Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of comparable classes of shares of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

Each Portfolio may also quote from time to time the total return of its Service Shares or Premier Shares in accordance with SEC regulations.

The yields and total returns of each class of shares of a Portfolio will be calculated separately from the yields and total returns of the other share classes.



                            AMORTIZED COST VALUATION

As stated in the Prospectus, each Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to Northern, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or Northern believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

Rule 2a-7 requires that each Portfolio limit its investments to instruments which Northern determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 13 months. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.


                DESCRIPTION OF SERVICE SHARES AND PREMIER SHARES

The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in different investment portfolios. The Trustees may hereafter create series in addition to the Trust's existing eighteen series which represent interests in the eighteen respective portfolios. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the
Portfolios: Shares, Service Shares and Premier Shares. This Additional Statement (and the related Prospectus) relates only to the Service Shares and Premier Shares of the four Portfolios described herein. For information on the other class of shares in each Portfolio and on the Trust's other investment portfolios, call Goldman Sachs at the toll-free number on page 1.

Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "Investing-Redemption of Shares" in the Prospectus and under "Amortized Cost Valuation" in this Additional Statement. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.


The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.



The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.



The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.



The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders;
(ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.



The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.


Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles a shareholder of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present:

(1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.


The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.



In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.



The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees (a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Delaware Trust.


Shares are held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks who have invested in the Portfolios. As of March __, 1998, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios as of March __, 1998:

                                          Percentage of
                               Number of   Outstanding
                                Shares       Shares
                               ---------  -------------
GOVERNMENT SELECT PORTFOLIO      _____
Midway National Bank
Arcadia Trust, N.A.

TAX-EXEMPT PORTFOLIO             _____
Lor, Inc. Pooled Investment
Partnership


                    ADDITIONAL INFORMATION CONCERNING TAXES
General

Each Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. By following this policy, each Portfolio expects to eliminate or reduce to a nominal amount the Federal income taxes to which it may be subject. If for any taxable year a Portfolio does not qualify for the special Federal tax treatment afforded regulated investment companies, all of the Portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the Portfolio's distributions (including amounts derived from interest on Municipal Instruments in the case of the Tax-Exempt Portfolio) would be taxable as ordinary income for Federal income tax purposes to the Portfolio's shareholders, to the extent of its current and accumulated earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareholders.

In order to qualify as a regulated investment company for a taxable year under the Code, each Portfolio must comply with certain requirements. First, each Portfolio must distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income (if any) (the "Distribution Requirement"). At least 90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies (the "Income Requirement"). Finally, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

Each Portfolio will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Portfolio's taxable year.


Ordinary income of individuals (including short-term capital gains) is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Under the Taxpayer Relief Act of 1997, for capital gains on securities recognized after July 28, 1997, the maximum tax rate for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but not longer than 18 months, the maximum tax rate on capital gains continues to be 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum marginal rate of 35%.


A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

Special Tax Considerations Pertaining to the Tax-Exempt Portfolio

As described above and in the Prospectus, the Tax-Exempt Portfolio is designed to provide investors with current tax-exempt interest income. The Portfolio is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolio may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

In order for the Tax-Exempt Portfolio to pay Federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Portfolio and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by the Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Portfolio with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.

Interest on indebtedness incurred by a shareholder to purchase or carry Portfolio shares generally is not deductible for Federal income tax purposes if the Portfolio's distributions are not subject to Federal income tax.

Foreign Investors

Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net interest income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends, provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in the Trust.

Conclusion

The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.


                                  SERVICE PLAN

The Trust, on behalf of the Portfolios, has adopted a Service Plan (the "Plan") with respect to the Service Shares and Premier Shares. Under the Plan, the Trust, on behalf of the Service Shares and the Premier Shares of each Portfolio, is authorized to pay to Northern a monthly or quarterly service fee in respect of (i) administrative support services performed and expenses incurred in connection with such Portfolio's Service Shares and Premier Shares and (ii) personal and account maintenance services performed and expenses incurred in connection with such Portfolio's Premier Shares as set forth below. The fee paid for such services (the "Service Fee") during any one year shall not exceed: (i) .33% of the average daily net asset value of the Service Shares of such Portfolio and (ii) .58% of the average daily net asset value of the Premier Shares of such Portfolio during such period; provided, however, that the fee paid for personal and account maintenance services and expenses shall not exceed .25% of the average daily net asset value of the Premier Shares of such Portfolio for such period. Northern will determine the amount of the Service Fee to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, "Service Agents") and the basis on which such payments will be made. Payments to a Service Agent will be subject to compliance by the Service Agent with the terms of the related Plan agreement entered into by the Service Agent. The Service Fees payable pursuant to this Plan shall not pertain to services or expenses which are primarily intended to result in the sales of Service Shares and Premier Shares.

Payments of the Service Fee with respect to Service Shares and Premier Shares will be used to compensate or reimburse Northern and the Service Agents for administrative support services and expenses, which may include without limitation: (i) acting or arranging for another party to act, as recordholder and nominee of Service Shares and Premier Shares of a Portfolio beneficially owned by Customers; (ii) establishing and maintaining individual accounts and records with respect to Service Shares and Premier Shares of a Portfolio owned by Customers; (iii) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Service Shares and Premier Shares of a Portfolio; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Service Shares and Premier Shares of a Portfolio; (v) processing dividend payments on behalf of Customers; (vi) forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); (vii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (viii) facilitating the inclusion of a Portfolio in investment, retirement, asset allocation, cash management or sweep accounts or similar programs or services offered to their Customers or to Customers of other Service Agents; (ix) facilitating electronic or computer trading and/or processing in a Portfolio to their Customers or to Customers of other Service Agents; and (x) performing any other similar administrative support services. Payments of the Service Fee with respect to the Premier Shares will also be used to compensate or reimburse Northern and the Service Agents for personal and account maintenance services and expenses, which may include, without limitation: (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio;
(ii) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Agents; (iii) providing services to Customers intended to facilitate, or improve their understanding of the benefits and risks of, a Portfolio to Customers, including asset allocation and other similar services; (iv) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; and (v) performing any similar personal and account maintenance services.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Agent's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service or Premier Shares. Service Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service or Premier Shares.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related agreements, approved the Plan and related agreement for each Portfolio at a meeting called for the purpose of voting on such Plan and related agreement on January 27, 1998. The Plan and related agreement will remain in effect until April 30, 1999 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Board of Trustees in the manner described above. The Plan may be terminated as to the Service Class and the Premier Class at any time by a majority of the non-interested Trustees. A service agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by any party to the agreement on not more than sixty (60) days' written notice to any other party to the agreement. Each service agreement shall terminate automatically if assigned. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit each Portfolio and holders of Service and Premier Shares of such Portfolio. The Plan provides that the Board of Trustees will review, at least quarterly, a written report of the amount expended under the Plan and the purposes of the expenditures.

                               OTHER INFORMATION

The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern and Goldman Sachs, brokerage fees and commissions, any portfolio losses, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax services and auditing fees and expenses, Service Fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.


Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                 FINANCIAL STATEMENTS

The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1997 (the "Annual Report") are hereby incorporated herein by reference. No other parts of the Annual Report, including without limitation, "Managements' Discussion of Portfolio Performance," are incorporated by reference herein and attached hereto. Copies of the Annual Report may be obtained by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, IL 60606, or by calling Goldman Sachs toll-free at 800-621-2550.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Inc., a division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch") and Thomson BankWatch, Inc. ("TBW").

Long-Term Corporate and Tax-Exempt Debt Ratings

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. The notation (P) when applied to forward delivery bonds indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.


The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates that the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Bonds rated AA by S&P demonstrate that the obligor's capacity to meet its financial commitment on the obligation is strong, and differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. S&P may attach the rating "r" to highlight derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks.


The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S.

Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.


The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.


The two highest ratings of TBW for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be extremely high. Bonds rated AA indicate a very strong ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. TBW does not rate tax-exempt bonds.

Tax-Exempt Note Ratings

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade. MIG-1/VMIG-1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality. Margins of protection are ample although not so large as in the preceding group.


S&P describes its SP-1 rating of municipal notes as follows: "Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation." Municipal notes rated SP-2 are deemed to have satisfactory capacity to pay principal and interest.

D&P uses the fixed-income ratings described above under "Corporate and Tax-Exempt Bond Ratings" for tax-exempt notes and other short-term obligations.


Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper and municipal and investment notes. The highest ratings of Fitch for short-term securities are F1+, F1 and F2. F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+. F2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F1+ and F1 ratings.


TBW does not rate tax-exempt notes.

Short-Term Corporate and Tax-Exempt Debt Ratings

Short-term ratings, set forth below (except TBW's), are applied to tax-exempt as well as taxable debt.


Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.



S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. The A-1 designation indicates that the obligor's capacity to meet its financial commitment is strong. Those issues for which the obligor's capacity to meet its financial commitment is extremely strong will be denoted with a plus (+) sign designation. The A-2 designation indicates that the obligor's capacity to meet its financial commitment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



The two highest ratings of D&P for commercial paper are D-1 and D-2. D&P employs three designations, D-1 plus, D-1 and D-1 minus, within the highest rating category. D-1 plus indicates highest certainty of timely payment. Short-term liquidity including internal operating factors, and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. D-1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


Fitch uses the short-term ratings described above under "Tax-Exempt Note Ratings" for commercial paper.

TBW's short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated debt instruments having a maturity of one year or less which are issued by Shared States commercial banks, thrifts and non-bank banks; non-Shared States banks; and broker-dealers and other financial institutions. The two highest short-term ratings of TBW are TBW-1 and TBW-2. Debt rated TBW-1 indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The TBW-2 designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

PART C.
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits
         ---------------------------------

(a) Financial Statements

Included in Part A:

Financial Highlights for the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond, International Bond, Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Growth, International Equity Index, Government Select, Government, Diversified Assets and Tax-Exempt Portfolios.

Incorporated by reference into Part B are the following financial statements:

Statement of Investments as of November 30, 1997 for the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond, International Bond, Balanced, Diversified Growth, Equity Index, Focused Growth, International Growth, International Equity Index and Small Company Index Portfolios.

Statement of Investments as of November 30, 1997 for the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios.

Statement of Assets and Liabilities as of November 30, 1997 for the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond, International Bond, Balanced, Diversified Growth, Equity Index, Focused Growth, International Growth, International Equity Index and Small Company Index Portfolios.

Statement of Assets and Liabilities as of November 30, 1997 for the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios.

Statement of Operations for the year ended November 30, 1997 for the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond, International Bond, Balanced, Diversified Growth, Equity Index, Focused Growth, International Growth, International Equity Index and Small Company Index Portfolios.

Statement of Operations for the year ended November 30, 1997 for the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios.

Statement of Changes in Net Assets for the years ended November 30, 1997 and November 30, 1996 for the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond, International Bond, Balanced, Diversified Growth, Equity Index, Focused Growth, International Growth, International Equity Index and Small Company Index Portfolios.

Statement of Changes in Net Assets for the years ended November 30, 1997 and November 30, 1996 for the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios.

(b) Exhibits

The following exhibits are incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (the "Registration Statement") (Accession No. 0000950130-96-001086), Post-Effective Amendment No. 32 to such Registration Statement (Accession No. 0000950130-97-000170), Post-Effective Amendment No. 33 to such Registration Statement (Accession No. 0000950130-97-001306), Post-Effective Amendment No. 34 to such Registration Statement (Accession No. 0000950130-97-002471), Post-Effective Amendment No. 35 to such Registration Statement (Accession No. 0000950131-97-005862), Post-Effective Amendment No. 36 to such Registration Statement (Accession No. 0000950131-98-00216) and Post-Effective Amendment No. 37 to such Registration Statement (Accession No. 0000950131-98-00512):

1- Agreement and Declaration of Trust dated July 1, 1997 (Accession No. 0000950131-98-00216).

2- By-Laws of the Registrant dated July 8, 1997 (Accession No. 0000950131-98-00216).

4- Instruments Defining Rights of Shareholders (Articles IV, V and VII of the Agreement and Declaration of Trust dated July 1, 1997, are incorporated by reference to Exhibit 1 hereof) (Accession No. 0000950131-98-00216).

5- Advisory Agreement dated October 5, 1990 between Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

5(a)- Addendum No. 1, dated June 8, 1992, to Investment Advisory Agreement, dated October 5, 1990, between The Northern Trust Company and the Registrant (Accession No. 0000950130-96-001086).

5(b)- Addendum No. 2 to Investment Advisory Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

5(c)- Addendum No. 3 to Investment Advisory Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

5(d)- Addendum No. 4 to Investment Advisory Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

5(e)- Addendum No. 5 to Investment Advisory Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

5(f)- Addendum No. 6 to Investment Advisory Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-97-005862).

5(h)- Form of Assumption Agreement between The Northern Trust Company and Northern Trust Quantitative Advisors, Inc. (Accession No. 0000950131-98-00216).

6(a)- Addendum No. 1 to Distribution Agreement between the Registrant and Goldman, Sachs & Co. (Accession No. 0000950130-96-001086).

6(b)- Addendum No. 2 to Distribution Agreement between the Registrant and Goldman, Sachs & Co. (Accession No. 0000950130-96-001086).

6(d)- Addendum No. 4 to Distribution Agreement between the Registrant and Goldman, Sachs & Co (Accession No. 0000950130-97-002471).

6(e)- Addendum No. 5 to Distribution Agreement between the Registrant and Goldman, Sachs & Co. (Accession No. 0000950131-97-005862).

7 -    Not Applicable.

8(a)- Addendum No. 1 to Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

8(b)- Addendum No. 2 to Custodian Agreement between Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

8(c)- Addendum No. 3 to Custodian Agreement between Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

8(d)- Addendum No. 4 to Custodian Agreement between Registrant and The Northern Trust Company (Accession No. 0000950131-97-005862).

8(h)- Addendum No. 1 to Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

9(b)- Addendum No. 1 to Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

9(c)- Addendum No. 2 to Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

9(d)- Addendum No. 3 to Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

9(e)- Addendum No. 4 to Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-97-005862).

9(i)- Unitholder Servicing Plan for Subseries B, C and D Units and Related Form of Servicing Agreement for Subseries B, C and D Units (Accession No. 0000950131-98-00216).

9(j)- Service Plan for the Service Class and the Premier Class (Accession No. 0000950131-98-00512).

12-    Not Applicable.

14-    Not Applicable.

15-    Not Applicable.

18- Amended and Restated Plan pursuant to Rule 18f-3 for Operation of a Multi-Class System (Accession No. 0000950131-98-00512).

The following exhibits relating to The Benchmark Funds are filed herewith electronically pursuant to EDGAR rules:

1(a)-  Form of Amendment No.1 to the Agreement and Declaration of Trust.

5(g)- Addendum No. 7 to Investment Advisory Agreement between the Registrant and The Northern Trust Company.

5(i)- Form of Investment Advisory Agreement among Registrant, The Northern Trust Company and RCB Trust Company.

6- Distribution Agreement dated June 8, 1992 between Registrant and Goldman, Sachs & Co.

6(c)- Addendum No. 3 to Distribution Agreement between the Registrant and Goldman, Sachs & Co.

6(f)- Addendum No. 6 to Distribution Agreement between the Registrant and Goldman, Sachs & Co.

8- Custodian Agreement dated June 8, 1992 between Registrant and The Northern Trust Company.

8(e)- Addendum No. 5 to Custodian Agreement between Registrant and The Northern Trust Company.

8(f)- Addendum No. 6 to Custodian Agreement between the Registrant and The Northern Trust Company.

8(g)- Foreign Custody Agreement between the Registrant and The Northern Trust Company.

8(i)- Addendum No. 2 to Foreign Custody Agreement between the Registrant and the Northern Trust.

8(j)- Foreign Custody Monitoring Agreement between Registrant and The Northern Trust Company.

9 - Agreement and Plan of Reorganization between Registrant and The Benchmark Tax-Exempt Fund.

9(a)- Revised and Restated Transfer Agency Agreement between Registrant and The Northern Trust Company, dated January 8, 1993.

9(f)- Addendum No. 5 to Transfer Agency Agreement between the Registrant and The Northern Trust Company.

9(g)- Amended and Restated Administration Agreement between the Registrant and Goldman Sachs & Co.

9(h)- Addendum No. 1 to Amended and Restated Administration Agreement between the Registrant and Goldman Sachs & Co.

10-    Opinion of Drinker, Biddle & Reath LLP.

11(a)- Consent of Counsel.

11(b)- Consent of Ernst & Young LLP.

13-    Subscription Agreement with Goldman, Sachs & Co.

13(a)- Amendment No. 1 to Subscription Agreement with Goldman, Sachs & Co.

13(b)- Amendment No. 2 to Subscription Agreement with Goldman, Sachs & Co.

13(c)- Amendment No. 3 to Subscription Agreement with Goldman, Sachs & Co.

16- Schedule for computation of performance data for Equity Index Portfolio, Diversified Growth Portfolio, U.S. Treasury Index Portfolio, Short-Intermediate Bond Portfolio and Bond Portfolio.

16(a)- Schedule for computation of performance data for Diversified Assets
       Portfolio, Government Portfolio, Government Select Portfolio and Tax-Exempt Portfolio.

16(b)- Schedule for computation of performance data for U.S. Government
       Securities Portfolio.

16(c)- Schedule for computation of performance data for Balanced Portfolio, Diversified Growth Portfolio, Equity Index Portfolio, Focused Growth Portfolio and Small Company Index Portfolio.

27- Financial Data Schedules for the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond, International Bond, Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Growth, International Equity Index, Government Select, Government, Diversified Assets and Tax-Exempt Portfolios.


Item 25. Persons Controlled by or Under Common Control with Registrant
         -------------------------------------------------------------

       Registrant is controlled by its Board of Trustees.

Item 26.       Number of Holders of Securities
               -------------------------------

                                              Number of Record
                                              Holders as of
Title of Class                                March 20, 1998
--------------                                ----------------
                                       Class A   Class C  Class D
                                       -------   -------  -------
Equity Index Portfolio Units.............  1       1        1
Small Company Index Portfolio Units......  1       1        1
Diversified Growth Portfolio Units ......  1      N/A       1
Focused Growth Portfolio Units ..........  1       1        1
U.S. Treasury Index Portfolio Units......  1       1        1
U.S. Government Securities Portfolio
 Units...................................  1      N/A       1
Short-Intermediate Bond Portfolio Units..  1      N/A       1
Bond Portfolio Units ....................  1       1        1
Intermediate Bond Portfolio Units........  1      N/A      N/A
Balanced Portfolio Units ................  1       1        1
International Growth Portfolio Units ....  1       1        1
International Bond Portfolio Units ......  1      N/A       1
International Equity Index Portfolio
 Units...................................  4      N/A      N/A
Government Select Portfolio Units .......  1      N/A      N/A
Government Portfolio Units ..............  1      N/A      N/A
Diversified Assets Portfolio Units ......  1      N/A      N/A
Tax-Exempt Portfolio Units...............  1      N/A      N/A

Item 27.  Indemnification
          ---------------

Section 3 of Article IV of the Registrant's Agreement and Declaration of Trust provide for indemnification of the Registrant's Trustees and officers under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit 1 to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A.

Paragraph 7 of the Advisory Agreement between the Registrant and The Northern Trust Company provides for indemnification of The Northern Trust Company or, in lieu thereof, contribution by the Registrant, under certain circumstances. A copy of the Advisory Agreement was filed as Exhibit 5 to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A.

Paragraph 7 of the Amended and Restated Administration Agreement between the Registrant and Goldman, Sachs & Co. provides for indemnification of Goldman, Sachs & Co. or, in lieu thereof, contribution by the Registrant, under certain circumstances. A copy of the Amended and Restated Administration Agreement is filed herewith as Exhibit 9(g).

A mutual fund and trustee and officer liability policy purchased jointly by the Registrant and other investment companies advised and/or distributed by Goldman, Sachs & Co. insures such persons and their respective Trustees, partners, officers and employees, subject to the policy's coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------
The Northern Trust Company, Registrant's investment adviser, is a full service commercial bank and also provides a full range of trust and fiduciary services. Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs of The Northern Trust Company and, with respect to each such person, the name and business address of the company (if any) with which such person has been connected at any time since June 1, 1990, as well as the capacity in which such person was connected.

Northern Trust Quantitative Advisors, Inc. ("NTQA") is an indirect wholly-owned subsidiary of Northern Trust Corporation. The list required by this Item 28 of officers and directors of NTQA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by NTQA pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-333580).

                           Name and Principal          Connection
Name and Position          Business Address            with
with Investment Adviser    of Other Company            Other Company
-------------------------  --------------------------  ---------------
Duane L. Burnham           Northern Trust              Director
Director                   Corporation
                           50 S. LaSalle Street
                           Chicago, IL 60605

                           Abbott Laboratories         Chairman and
                           100 Abbott Park Road        Chief Executive
                           Abbott Park, IL 60064-3500  Officer

Dr. Dolores E. Cross       Northern Trust              Director
Director                   Corporation
                           50 S. LaSalle Street
                           Chicago, IL 60675

                           Chicago State               Former President
                           University
                           95th Street at King Drive
                           Chicago, IL 60643

                           General Electric Company    President,
                           3135 Easton Turnpike        GE Fund
                           Fairfield, CT 06432

Susan Crown                Northern Trust Corporation  Director
Director                   50 S. LaSalle Street
                           Chicago, IL 60675

                           Henry Crown and Company     Vice President
                           222 N. LaSalle Street
                           Ste 2000
                           Chicago, IL 60601

John R. Goodwin            Northern Trust              Director,
Senior Vice President      Quantitative Advisor, Inc.  Managing
                           50 South LaSalle Street     Director, Chief
                           Chicago, IL 60675           Investment
                                                       Officer

Robert S. Hamada           Northern Trust              Director
Director                   Corporation
                           50 S. LaSalle Street
                           Chicago, IL  60675

                           The University              Edward Eagle
                           of Chicago                  Brown
                           Graduate School of          Distinguished
                           Business                    Service
                           1101 East 58th Street       Professor of
                           Chicago, IL  60637          Finance

                           A.M. Castle & Co.           Director
                           3400 North Wolf Road
                           Franklin Park, IL  60131

                             Name and Principal          Connection
Name and Position            Business Address            with
with Investment Adviser      of Other Company            Other Company
---------------------------  --------------------------  ---------------
Robert S. Hamada (cont'd)    Chicago Board of Trade      Director
                             141 West Jackson Boulevard
                             Chicago, IL  60604

Barry G. Hastings            Northern Trust              President &
President, Chief             Corporation                 Chief Operating
Operating Officer &          50 S. LaSalle Street        Officer &
Director & Former            Chicago, IL 60675           Director
Vice Chairman and
Senior                       Northern Trust              Director
Executive Vice               Securities, Inc.
President                    50 S. LaSalle Street
                             Chicago, IL  60675

                             Northern Trust of           Director
                             California Corporation
                             355 S. Grand Avenue
                             Los Angeles, CA  90017

                             Northern Trust              Vice Chairman
                             of Florida                  of the Board
                             Corporation                 & Directors
                             700 Brickell Avenue
                             Miami, FL  33131

                             Nortrust Realty             Director
                             Management, Inc.
                             50 South LaSalle Street
                             Chicago, IL  60675

Robert A. Helman             Northern Trust              Director
Director                     Corporation
                             50 S. LaSalle Street
                             Chicago, IL  60675

                             Mayer, Brown & Platt        Partner
                             190 S. LaSalle Street,
                             38th/ Fl.
                             Chicago, IL  60603

                             Chicago Stock Exchange      Governor
                             One Financial Plaza
                             440 S. LaSalle St.
                             Chicago, IL 60605

                             The Horsham                 Director
                             Corporation
                             24 Hazelton Avenue
                             Toronto, Ontario,
                             Canada
                             M5R 2E2


                           Name and Principal         Connection
Name and Position          Business Address           with
with Investment Adviser    of Other Company           Other Company
-------------------------  -------------------        -------------

Robert A. Helman           Alberta Natural Gas        Director
(cont'd)                   Company, Ltd.
                           2900, 240 Fourth Ave., N.W.
                           Calgary, Alberta
                           Canada T2P 4L7

                           Brambles USA, Inc.         Director
                           400 N. Michigan Avenue
                           Chicago, IL  60611

Arthur L. Kelly            Northern Trust             Director
Director                   Corporation
                           50 S. LaSalle Street
                           Chicago, IL  60675

                           KEL Enterprises Ltd.       Managing
                           Two First National Plaza   Partner
                           20 S. Clark Street
                           Ste. 2222
                           Chicago, IL  60603

                           Bayerische Motoren         Director
                           Werke(BMW) A.G. BMW Haus
                           Petuelring 130
                           Postfach 40 02 40
                           D-8000
                           Munich 40 Germany

                           Deere & Company            Director
                           John Deere Rd.
                           Moline, IL 61265

                           Nalco Chemical             Director
                           Company
                           One Nalco Center
                           Naperville, IL
                           60563-1198

                           Snap-on Incorporated       Director
                           2801 80th Street
                           Kenosha, WI  53140

                           Tejas Gas Corporation      Director
                           1301 McKinney St.
                           Houston, TX  77010



                                Name and Principal            Connection
Name and Position               Business Address              with
with Investment Adviser         of Other Company              Other Company
-----------------------         -----------------             ---------------
Frederick A. Krehbiel           Northern Trust                Director
Director                        Corporation
                                50 South LaSalle Street
                                Chicago, IL  60675

                                Molex Incorporated            Chairman and
                                2222 Wellington Court         Chief Executive
                                Lisle, IL 60532-1682          Officer, Former
                                                              Vice Chairman

                                Nalco Chemical Company        Director
                                One Nalco Center
                                Naperville, IL 60563-1198

                                Tellabs, Inc.                 Director
                                4951 Indiana Avenue
                                Lisle, IL  60532

Roger W. Kushla                 The Northern Trust            Director
Senior Vice President           Company of New York
                                40 Broad Street, 8th Fl.
                                New York, NY  10004

Robert A. LaFleur               None
Senior Vice President

Thomas L. Mallman               None
Senior Vice President

James J. Mitchell, III          The Northern Trust            Director
Executive Vice                  Company of New York
President                       40 Broad Street, 8th Fl.
                                New York, NY  10004

                                The Northern Trust            Director
                                Corporation
                                50 S. LaSalle Street
                                Chicago, IL 60675

William G. Mitchell             Northern Trust                Director
Director                        Corporation
                                50 South LaSalle Street
                                Chicago, IL  60675

                                The Interlake Corporation     Director
                                7701 Harger Road
                                Oak Brook, IL
                                60521-1488

                                Peoples Energy                Director
                                Corporation
                                122 South Michigan Ave
                                Chicago, IL  60603


                                Name and Principal            Connection
Name and Position               Business Address              with
with Investment Adviser         of Other Company              Other Company
-----------------------         -----------------             ---------------
William G. Mitchell             The Sherwin-Williams          Director
(cont'd)                        Company
                                101 Prospect Avenue, N.W.
                                Cleveland, OH  44115-1075

Edward J. Mooney                Northern Trust Corporation    Director
Director                        50 S. LaSalle
                                Chicago, IL 60675

                                Nalco Chemical Company        Chairman, Chief
                                One Nalco Center              Executive
                                Naperville, IL                Officer,
                                60563-1198                    President &
                                                              Director

                                Morton International, Inc.    Director
                                100 North Riverside Plaza
                                Chicago, Il 60605

William A. Osborn               Northern Trust                Director
Chairman and                    Corporation
Chief Executive                 50 S. LaSalle Street
Officer,                        Chicago, IL  60675
Former President
and Chief Operating
Officer & Former Senior         Northern Trust of             Director
Executive Vice                  California Corporation        and Former
President                       355 S. Grand Avenue           Chairman of
                                Los Angeles, CA  90017        the Board

                                Northern Trust Bank of        Former Chairman
                                California N.A.               of the Board
                                355 S. Grand Avenue
                                Los Angeles, CA  90017

                                Nortrust Realty               Director
                                Management Inc.
                                50 S. LaSalle St.
                                Chicago, IL  60675

                                Northern Futures              Director
                                Corporation
                                50 South LaSalle Street
                                Chicago, IL  60675

Sheila A. Penrose               Northern Trust Global         Director
Executive Vice                  Advisors, Inc.
President                       29 Federal Street
                                Stamford, CT  06901



                                Name and Principal            Connection
Name and Position               Business Address              with
with Investment Adviser         of Other Company              Other Company
-----------------------         -----------------             ---------------
Sheila A. Penrose               Northern Trust Retirement     Manager
(cont'd)                        Consulting, LLC
                                400 Perimeter Center Terrace
                                Suite 850
                                Atlanta, GA 30346

                                Northern Trust Corporation    Director
                                50 S. LaSalle Street
                                Chicago, IL 60675

                                Northern Trust                Director
                                Quantitative Advisors, Inc.
                                50 South LaSalle Street
                                Chicago, IL 60675

Perry R. Pero                   Northern Futures              Director
Senior Executive                Corporation
Vice President,                 50 South LaSalle Street
Chief Financial                 Chicago,  IL  60675
Officer

                                Northern Investment           Former Chairman,
                                Corporation                   President
                                50 South LaSalle Street       and Director
                                Chicago IL  60675             Former Treasurer

                                Northern Trust Global         Director
                                Advisors, Inc.
                                29 Federal Street
                                Stamford ST 06901

                                Northern Trust                Director
                                Securities, Inc.
                                50 South LaSalle Street
                                Chicago, IL  60675

                                Nortrust Realty               Director
                                Management, Inc.
                                50 South LaSalle Street
                                Chicago, IL 60675

                                Northern Trust Corporation    Director
                                50 S. LaSalle Street
                                Chicago, IL 60675

                                Northern Trust                Director
                                Quantitative Advisors, Inc.
                                50 South LaSalle Street
                                Chicago, IL 60675

Stephen N. Potter               Northern Trust                Director,
Senior Vice President           Quantitative Advisors, Inc.   Managing Director
                                50 S. LaSalle Street
                                Chicago, IL 60675



                                Name and Principal            Connection
Name and Position               Business Address              with
with Investment Adviser         of Other Company              Other Company
-----------------------         -----------------             ---------------
Peter L. Rossiter               Schiff, Hardin                Former
Executive Vice                  & Waite                       Partner
President and General           7200 Sears Tower
Counsel                         Chicago, IL  60606

                                Tanglewood Bancshares         Former Vice
                                Inc                           President and
                                600 Bering Dr.                Director
                                Houston, TX  77057

                                Consolidated                  Director
                                Communications Inc.
                                Illinois Consolidated
                                Telephone Company
                                121 S. 17th St.
                                Mattoon, IL 61938

                                Northern Trust                Executive
                                Corporation                   Vice
                                50 South LaSalle              President and
                                Street                        General
                                Chicago, IL  60675            Counsel

Harold B. Smith                 Illinois Tool                 Chairman of
Director                        Works Inc.                    the Executive
                                3600 West Lake                Committee
                                Avenue
                                Glenview, IL
                                60025-5811

                                Northern Trust                Director
                                Corporation
                                50 South LaSalle Street
                                Chicago, IL  60675

                                W. W. Grainger, Inc.          Director
                                5500 West Howard Street
                                Skokie, IL  60077

                                Northwestern Mutual           Trustee
                                Life Insurance Co.
                                720 East Wisconsin Avenue
                                Milwaukee, WI  53202

William D. Smithburg            The Quaker Oats               Retired Chairman
Director                        Company
                                321 North Clark Street
                                Chicago, IL  60610

                                Northern Trust                Director
                                Corporation
                                50 South LaSalle Street
                                Chicago, IL  60675


                                Name and Principal            Connection
Name and Position               Business Address              with
with Investment Adviser         of Other Company              Other Company
-----------------------         -----------------             ---------------
William D. Smithburg            Abbott Laboratories           Director
(cont'd)                        One Abbott Park Road
                                Abbott Park, IL 60675

                                Corning Incorporated          Director
                                Corning, NY 14831

                                Prime Capital                 Director
                                Corporation
                                P.O. Box 8460
                                Rolling Meadows,
                                IL  60008

James M. Snyder                 Northern Trust                Chairman, CEO
Executive Vice                  Quantitative Advisors, Inc.   and Director
President                       50 S. LaSalle Street
                                Chicago, IL 60675

Bide L. Thomas                  Northern Trust                Director
Director                        Corporation
                                50 South LaSalle Street
                                Chicago, IL  60675

                                Commonwealth Edison           Former
                                Company                       President
                                One First National            and a
                                Plaza                         Former
                                Chicago, IL  60603            Director

                                MYR Group Inc.                Director
                                *(formerly L.E. Myers
                                Company)
                                2550 W. Golf Rd.
                                Rolling Meadows, IL 600008

                                R. R. Donnelley               Director
                                & Sons Company
                                77 West Wacker Drive
                                Chicago, IL  60601

Jeffrey H. Wessel               Northern Trust                President,
Executive Vice President        Quantitative Advisors, Inc.   Director
                                50 S LaSalle
                                Chicago, IL 60675



* Name change
Item 29.  Principal Underwriters
          ----------------------

     (a) Goldman, Sachs & Co., or an affiliate or a division thereof, currently serves as investment adviser and distributor of the units or shares of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Trust for Credit Unions. Goldman, Sachs & Co., or a division thereof, currently serves as administrator and distributor for The Benchmark Funds and The Commerce Funds.

     (b) Set forth below is certain information pertaining to the executive committee of Goldman, Sachs & Co., Registrant's principal underwriter. None of the members of the executive committee hold positions or offices with the Registrant.

                       GOLDMAN SACHS EXECUTIVE COMMITTEE

     Name and Principal
     Business Address                                  Position
     ----------------                                  --------

     Jon S. Corzine (1)                         Chief Executive Officer
     Robert J. Hurst (1)                        Managing Director
     Henry M. Paulson, Jr.(1)                   Chief Operating Officer
     John A. Thain (1)(3)                       Chief Financial Officer
     John L. Thornton (3)                       Managing Director
     Roy J. Zuckerberg (2)                      Managing Director
     ______________________

(1)  85 Broad Street, New York, NY  10004
(2)  One New York Plaza, New York, NY 10004
(3)  Peterborough Court, 133 Fleet Street, London EC4A 2BB,
     England

 (c) Not Applicable.

Item 30.  Location of Accounts and Records
          --------------------------------

     The Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of Goldman, Sachs & Co., Goldman Sachs Asset Management, 85 Broad Street, New York, New York, 10004. Records relating to Goldman, Sachs & Co.'s functions as distributor and administrator for the Registrant are located at the same address. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675 and NTQA, 50 S. LaSalle Street, Chicago IL 60690.

Item 31.  Management Services
          -------------------

Not Applicable.

Item 32.  Undertakings
          ------------

(a) The Annual Report will contain certain performance information and is available to any recipient of the Prospectuses upon request and without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment No. 38 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 38 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 25th day of March 1998.

THE BENCHMARK FUNDS

By:  /s/ Michael J. Richman
   ------------------------
     Michael J. Richman
     Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Name                         Title                  Date
----                         ---------              --------------

SCOTT M. GILMAN *            Treasurer              March 25, 1998
---------------------        and Chief
Scott M. Gilman              Executive Officer


WILLIAM H. SPRINGER *        Trustee                March 25, 1998
---------------------
William H. Springer


RICHARD G. CLINE *           Trustee                March 25, 1998
---------------------
Richard G. Cline


EDWARD J. CONDON *           Trustee                March 25, 1998
---------------------
Edward J. Condon


JOHN W. ENGLISH *            Trustee                March 25, 1998
---------------------
John W. English


SANDRA P. GUTHMAN *          Trustee                March 25, 1998
---------------------
Sandra P. Guthman


FREDERICK T. KELSEY *        Trustee                March 25, 1998
---------------------
Frederick T. Kelsey


RICHARD P. STRUBEL *         Trustee                March 25, 1998
---------------------
Richard P. Strubel


*By:  /s/ Michael J. Richman                        March 25, 1998
---------------------------------
          Michael J. Richman,
          Attorney-in-fact